The Lincoln National Life Insurance Company

Consolidated Financial Statements

December 31, 2024 and 2023

Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of The Lincoln National Life Insurance Company

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2024 and 2023, the related consolidated statements of comprehensive income (loss), stockholder’s equity and cash flows for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company at December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Future Contract Benefits Liability
Description of the Matter
At December 31, 2024, future contract benefits liabilities totaled $40.0 billion, a portion of which related to universal life-type contracts with secondary guarantees.
The future contract benefits liability related to these product guarantees is based on estimates of how much the Company will need to pay for future benefits and the amount of fees to be collected from policyholders for these policy features. As described in Notes 1 (see section on Future Contract Benefits) and 12, to the consolidated financial statements, there is significant uncertainty inherent in estimating this liability because there is a significant amount of management judgment involved in developing certain assumptions that impact the liability balance, which include investment margins, mortality rates and policyholder lapse behavior.

Auditing the valuation of future contract benefits liabilities related to these products was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used in the estimate of the future contract benefits liability related to these products.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the future contract benefits liability estimation processes, including, among others, controls related to the review and approval processes that management has in place for the assumptions used in estimating the future contract benefits liability. This included testing controls related to management’s evaluation of the need to update assumptions based on the comparison of actual Company experience to previous assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience and management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of cash flows related to the future policy benefit reserves for a sample of cohorts or contracts which we compared to the actuarial model used by management.

Market Risk Benefits
Description of the Matter
The Company’s market risk benefits (“MRBs”) assets and liabilities totaled $4.9 billion and $1.0 billion, as of December 31, 2024, respectively, a portion of which relates to MRBs associated with variable annuity contracts that may include guaranteed living benefit and guaranteed death benefit features. As described in Notes 1 (see section on MRBs), 9 and 14 to the consolidated financial statements, there is a significant amount of estimation uncertainty inherent in measuring the fair value of the MRBs because of the sensitivity of certain assumptions underlying the estimate, including equity market return, volatility, policyholder lapse and benefit utilization. Management’s assumptions are adjusted over time for emerging experience and expected changes in trends, resulting in changes to the estimated fair value of the MRBs.

Auditing the valuation of the MRBs was complex and required the involvement of our actuarial specialists due to the high degree of judgment used by management in setting the assumptions used to estimate the fair value of MRBs.

How We Addressed the Matter in Our Audit	We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the MRBs estimation process, including, among others, controls related to the review and approval processes that management has in place to develop the assumptions used in measuring the fair value of the MRBs. This included testing controls related to management’s evaluation of current and future equity market return and volatility, and the need to update policyholder lapse and benefit utilization assumptions.

We involved actuarial specialists to assist with our audit procedures which included, among others, an evaluation of the methodology applied by management with those methods used in prior periods. To assess the significant assumptions used by management, we compared the significant assumptions noted above to historical experience, observable market data or management’s estimates of prospective changes in these assumptions. In addition, we performed an independent recalculation of the MRBs for a sample of contracts which we compared to the fair value model used by management.

/s/ Ernst & Young LLP
We have served as the Company’s auditor since 1966.
Philadelphia, Pennsylvania
March 14, 2025

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except share data)

	As of December 31,
	2024	2023
ASSETS
Investments:
Fixed maturity available-for-sale securities, at fair value
(amortized cost: 2024 - $88,978; 2023 - $88,231; allowance for credit losses: 2024 - $46; 2023 - $19)	$81,900	$82,300
Trading securities	2,005	2,321
Equity securities	294	306
Mortgage loans on real estate, net of allowance for credit losses
(portion at fair value: 2024 - $232; 2023 - $288)	20,940	18,873
Policy loans	2,465	2,463
Derivative investments	9,512	6,305
Other investments	6,272	4,757
Total investments	123,388	117,325
Cash and invested cash	4,505	3,193
Deferred acquisition costs, value of business acquired and deferred sales inducements	12,426	12,418
Reinsurance recoverables, net of allowance for credit losses	48,943	45,110
Deposit assets, net of allowance for credit losses	30,537	21,514
Market risk benefit assets	4,860	3,894
Accrued investment income	993	982
Goodwill	1,144	1,144
Other assets	10,192	10,139
Separate account assets	168,438	158,257
Total assets	$405,426	$373,976

LIABILITIES AND STOCKHOLDER’S EQUITY
Liabilities
Policyholder account balances	$125,818	$120,316
Future contract benefits	40,002	40,174
Funds withheld reinsurance liabilities	26,810	13,628
Market risk benefit liabilities	1,046	1,716
Deferred front-end loads	6,750	5,923
Payables for collateral on investments	9,876	7,982
Short-term debt	24	840
Long-term debt	2,173	2,195
Other liabilities	13,977	12,438
Separate account liabilities	168,438	158,257
Total liabilities	394,914	363,469

Contingencies and Commitments (See Note 17)

Stockholder’s Equity
Common stock – 10,000,000 shares authorized, issued and outstanding	13,015	12,961
Retained earnings (deficit)	(173)	(869)
Accumulated other comprehensive income (loss)	(2,330)	(1,585)
Total stockholder’s equity	10,512	10,507
Total liabilities and stockholder’s equity	$405,426	$373,976

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Revenues
Insurance premiums	$1,866	$3,416	$5,841
Fee income	4,486	5,168	5,366
Net investment income	5,088	5,712	5,274
Realized gain (loss)	276	(4,934)	418
Other revenues	572	697	658
Total revenues	12,288	10,059	17,557
Expenses
Benefits	2,100	5,028	8,203
Interest credited	3,160	3,202	2,860
Market risk benefit (gain) loss	(938)	(1,135)	296
Policyholder liability remeasurement (gain) loss	(20)	(167)	2,445
Commissions and other expenses	5,219	5,402	5,094
Interest and debt expense	185	190	137
Impairment of intangibles	–	–	634
Total expenses	9,706	12,520	19,669
Income (loss) before taxes	2,582	(2,461)	(2,112)
Federal income tax expense (benefit)	452	(673)	(437)
Net income (loss)	2,130	(1,788)	(1,675)
Other comprehensive income (loss), net of tax:
Unrealized investment gain (loss)	30	4,942	(17,639)
Market risk benefit non-performance risk gain (loss)	(924)	(670)	(211)
Policyholder liability discount rate remeasurement gain (loss)	150	(145)	1,891
Funded status of employee benefit plans	(1)	1	(4)
Total other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Comprehensive income (loss)	$1,385	$2,340	$(17,638)

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF STOCKHOLDER’S EQUITY
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Common Stock
Balance as of beginning-of-year	$12,961	$12,903	$11,950
Capital contribution from Lincoln National Corporation	–	5	925
Stock compensation/issued for benefit plans	54	53	28
Balance as of end-of-year	13,015	12,961	12,903

Retained Earnings (Deficit)
Balance as of beginning-of-year	(869)	1,414	3,734
Net income (loss)	2,130	(1,788)	(1,675)
Dividends paid to Lincoln National Corporation	(1,434)	(495)	(645)
Balance as of end-of-year	(173)	(869)	1,414

Accumulated Other Comprehensive Income (Loss)
Balance as of beginning-of-year	(1,585)	(5,713)	10,250
Other comprehensive income (loss), net of tax	(745)	4,128	(15,963)
Balance as of end-of-year	(2,330)	(1,585)	(5,713)
Total stockholder’s equity as of end-of-year	$10,512	$10,507	$8,604

See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)

	For the Years Ended December 31,
	2024	2023	2022
Cash Flows from Operating Activities
Net income (loss)	$2,130	$(1,788)	$(1,675)
Adjustments to reconcile net income (loss) to net cash provided by (used in)
operating activities:
Realized (gain) loss	(276)	4,934	(418)
Market risk benefit (gain) loss	(938)	(1,135)	296
Sales and maturities (purchases) of trading securities, net	325	1,302	301
Impairment of intangibles	–	–	634
Net operating cash payments related to closing Fortitude Re reinsurance transaction	–	(1,457)	–
Change in:
Deferred acquisition costs, value of business acquired, deferred sales inducements
and deferred front-end loads	708	642	495
Accrued investment income	(32)	34	(41)
Insurance liabilities and reinsurance-related balances	(1,788)	(2,547)	615
Accrued expenses	160	223	(101)
Federal income tax accruals	701	(563)	(376)
Cash management agreement	(941)	(733)	3,730
Other	(1,058)	324	406
Net cash provided by (used in) operating activities	(1,009)	(764)	3,866
Cash Flows from Investing Activities
Purchases of available-for-sale securities and equity securities	(11,520)	(10,713)	(14,768)
Sales of available-for-sale securities and equity securities	1,406	3,606	2,347
Maturities of available-for-sale securities	9,338	5,597	5,487
Purchases of alternative investments	(1,371)	(614)	(631)
Sales and repayments of alternative investments	337	111	441
Issuance of mortgage loans on real estate	(4,135)	(1,943)	(2,507)
Repayment and maturities of mortgage loans on real estate	1,669	1,266	2,247
Repayment (issuance) of policy loans, net	(2)	(120)	4
Net change in collateral on investments, certain derivatives and related settlements	3,918	(333)	(4,653)
Cash received from disposition, net of cash transferred	512	–	–
Other	(295)	(352)	(40)
Net cash provided by (used in) investing activities	(143)	(3,495)	(12,073)
Cash Flows from Financing Activities
Capital contribution from Lincoln National Corporation	–	5	925
Payment of long-term debt, including current maturities	(50)	–	(40)
Issuance (payment) of short-term debt	(766)	228	(522)
Payment related to sale-leaseback transactions	(17)	(79)	(70)
Proceeds from certain financing arrangements	53	86	186
Payment related to certain financing arrangements	(137)	(49)	–
Net financing cash proceeds related to closing Fortitude Re reinsurance transaction	–	133	–
Deposits of fixed account balances	16,046	16,388	16,186
Withdrawals of fixed account balances	(12,124)	(10,633)	(7,641)
Transfers from (to) separate accounts, net	(27)	(624)	19
Common stock issued for benefit plans	(9)	(7)	(21)
Dividends paid to Lincoln National Corporation	(505)	(495)	(645)
Other	–	–	(2)
Net cash provided by (used in) financing activities	2,464	4,953	8,375
Net increase (decrease) in cash, invested cash and restricted cash	1,312	694	168
Cash, invested cash and restricted cash as of beginning-of-year	3,193	2,499	2,331
Cash, invested cash and restricted cash as of end-of-year	$4,505	$3,193	$2,499
See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. Nature of Operations, Basis of Presentation and Summary of Significant Accounting Policies

Nature of Operations

The Lincoln National Life Insurance Company (“LNL” or the “Company,” which also may be referred to as “we,” “our” or “us”), a wholly owned subsidiary of Lincoln National Corporation (“LNC” or the “Parent Company”), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York (“LLANY”). We also own several non-insurance companies, including Lincoln Financial Distributors, our wholesale distributor. LNL is licensed and sells its products throughout the U.S. and several U.S. territories. Through our business segments, we sell a wide range of wealth accumulation, wealth protection, group protection and retirement income products and solutions. These products primarily include variable annuities, fixed annuities (including indexed), registered index-linked annuities (“RILA”), universal life insurance (“UL”), variable universal life insurance (“VUL”), linked-benefit UL and VUL, indexed universal life insurance (“IUL”), term life insurance, group life, disability and dental and employer-sponsored retirement plans and services. For more information on our segments and the products and solutions we provide, see Note 19.

Basis of Presentation

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles (“GAAP”). Certain GAAP policies, which significantly affect the determination of financial condition, results of operations and cash flows, are summarized below.

Certain amounts reported in prior year consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. Effective in the third quarter of 2024, we collapsed the amortization of deferred gain (loss) on business sold through reinsurance line item, reclassifying the deferred gain amortization to other revenues and presenting the amortization of deferred loss within commissions and other expenses. The amortization of deferred gain (loss) on business sold through reinsurance was previously presented on a net basis within other revenues.

We present disaggregated disclosures in the Notes below for long-duration insurance balances, applying the level of aggregation by segment as follows:

Business Segment	Level of Aggregation
Annuities	Variable Annuities
Fixed Annuities
Payout Annuities
Life Insurance	Traditional Life
UL and Other
Group Protection	Group Protection
Retirement Plan Services	Retirement Plan Services

The variable annuities level of aggregation includes RILA products, which are indexed variable annuities. The fixed annuities level of aggregation represents deferred fixed annuities. We have excluded amounts reported in Other Operations from our disaggregated disclosures that are attributable to the indemnity reinsurance agreements with Protective Life Insurance Company (“Protective”) and Swiss Re Life & Health America, Inc (“Swiss Re”) as these contracts are fully reinsured, run-off institutional pension business in the form of group annuity and the results of certain disability income business.

Sale of Wealth Management Business

On May 6, 2024, our parent company LNC closed the sale of all of the ownership interests in the subsidiaries of LNC that comprised its wealth management business, including our subsidiary Lincoln Financial Advisors Corporation, to Osaic Holdings, Inc., a Delaware corporation (“Osaic”), pursuant to the Stock Purchase Agreement entered into between LNC and Osaic on December 14, 2023 (the “Agreement”). LNC received $723 million in cash, inclusive of a post-closing adjustment. LNL was allocated $598 million of the cash proceeds, and we recognized a $454 million pre-tax realized gain for the year ended December 31, 2024, net of transaction expenses. Transaction expenses for the year ended December 31, 2024, of $27 million were reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss). For more information, see Note 20.

Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities (“VIEs”) in which we are the primary beneficiary. We use the equity method of accounting to recognize all of our investments in limited partnerships (“LPs”). All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity that does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in the consolidated financial statements.

Accounting Estimates and Assumptions

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that frequently require assumptions about matters that are uncertain and inherently subject to change. Actual results could differ from these estimates and assumptions. Included among the material (or potentially material) reported amounts and disclosures that require use of estimates are: fair value of certain financial assets, derivatives, allowances for credit losses, goodwill and other intangibles, MRBs, future contract benefits, income taxes including the recoverability of our deferred tax assets, and the potential effects of resolving litigated matters.

Business Combinations

We use the acquisition method of accounting for all business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in the consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information becomes available relative to the fair values as of the acquisition date. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

Fair Value Measurement

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (“exit price”) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (“entry price”). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board Accounting Standards CodificationTM, we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

•Level 1 – inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to “blockage discounts” that are excluded;
•Level 2 – inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and
•Level 3 – inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

Fixed Maturity Available-For-Sale Securities – Fair Valuation Methodologies and Associated Inputs

Securities classified as available-for-sale (“AFS”) consist of fixed maturity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) (“AOCI”).

We measure the fair value of our securities classified as fixed maturity AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity security, and we consistently apply the valuation methodology to measure the security’s fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services’ valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our fixed maturity AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all fixed maturity AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our fixed maturity AFS securities discussed above:

•Corporate bonds and U.S. government bonds – We also use Trade Reporting and Compliance EngineTM reported tables for our corporate bonds and vendor trading platform data for our U.S. government bonds.
•Mortgage- and asset-backed securities (“ABS”) – We also utilize additional inputs, which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities (“MBS”), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages (“RMBS”), commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”).
•State and municipal bonds – We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.
•Hybrid and redeemable preferred securities – We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred securities.

In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

Fixed Maturity AFS Securities – Evaluation for Recovery of Amortized Cost

We regularly review our fixed maturity AFS securities (also referred to as “debt securities”) for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require a credit loss allowance.

For our debt securities, we generally consider the following to determine whether our debt securities with unrealized losses are credit impaired:

•The estimated range and average period until recovery;
•The estimated range and average holding period to maturity;
•Remaining payment terms of the security;
•Current delinquencies and nonperforming assets of underlying collateral;
•Expected future default rates;
•Collateral value by vintage, geographic region, industry concentration or property type;
•Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and
•Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security, or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For debt securities where impairment has been recognized, the difference between the new amortized cost basis and the cash flows expected to be collected are accreted as interest income and recognized in net investment income on the Consolidated Statements of Comprehensive Income (Loss). If we do not intend to sell a debt security, or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an impairment has occurred, and a credit loss allowance is recorded, with a corresponding charge to realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). The remainder of the decline to fair value related to factors other than credit loss is recorded in other comprehensive income (“OCI”) to unrealized losses on fixed maturity AFS securities on the Consolidated Statements of Stockholder’s Equity, as this amount is considered a noncredit impairment.

When assessing our intent to sell a debt security, or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sales of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. Management considers the following as part of the evaluation:

•The current economic environment and market conditions;
•Our business strategy and current business plans;
•The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;
•Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;
•The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of annuity contracts and life insurance policies;
•The capital risk limits approved by management; and
•Our current financial condition and liquidity demands.

In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield, or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, that we use to determine the amount of a credit loss.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

•Historical and implied volatility of the security;
•The extent to which the fair value has been less than amortized cost;
•Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;
•Failure, if any, of the issuer of the security to make scheduled payments; and
•Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of a credit loss impairment through a credit loss allowance, we continue to reassess the expected cash flows of the debt security at each subsequent measurement date as necessary. If the measurement of credit loss changes, we recognize a provision for (or reversal of) credit loss expense through realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss), limited by the amount that amortized cost exceeds fair value. Losses are charged against the allowance for credit losses when management believes the uncollectibility of a debt security is confirmed or when either of the criteria regarding intent or requirement to sell is met. Accrued interest on debt securities is written-off through net investment income on the Consolidated Statements of Comprehensive Income (Loss) when deemed uncollectible.

To determine the recovery value of a corporate bond or CLO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;
•Fundamentals of the industry in which the issuer operates;
•Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;
•Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);
•Expectations regarding defaults and recovery rates;
•Changes to the rating of the security by a rating agency; and
•Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter, we review the cash flows for the MBS portfolio, including current credit enhancements and trends in the underlying collateral performance to determine whether or not they are sufficient to provide for the recovery of our amortized cost. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

•Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;
•Level of borrower creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;
•Susceptibility to fair value fluctuations for changes in the interest rate environment;
•Susceptibility to reinvestment risks, in cases where market yields are lower than the securities’ book yield earned;
•Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;
•Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and
•Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related ABS, we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security requires a credit loss allowance. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include the credit characteristics of borrowers, geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for a credit loss by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired through a credit loss allowance or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no credit loss allowance is required. Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then an impairment through a credit loss allowance is recognized.

We further monitor the cash flows of all of our debt securities backed by mortgages on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our debt securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment through a credit loss allowance for the security.

Trading Securities

Trading securities consist of fixed maturity securities in designated portfolios, some of which support modified coinsurance and coinsurance with funds withheld reinsurance agreements. Investment results for the portfolios that support modified coinsurance and coinsurance with funds withheld reinsurance agreements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance agreements. Trading securities are carried at fair value, and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance agreements are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur.

Equity Securities

Equity securities are carried at fair value, and changes in fair value are recorded in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss) as they occur. Equity securities consist primarily of common stock of publicly-traded companies, privately placed securities and mutual fund shares. We measure the fair value of our equity securities based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the equity security. Fair values of publicly-traded equity securities are determined using quoted prices in active markets for identical or comparable securities. When quoted prices are not available, we use valuation methodologies most appropriate for the specific asset. Fair values for private placement securities are determined using discounted cash flow, earnings multiple and other valuation models. The fair values of mutual fund shares that transact regularly are based on transaction prices of identical fund shares.

Mortgage Loans on Real Estate

Mortgage loans on real estate consist of commercial and residential mortgage loans and are generally carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of allowance for credit losses. We carry certain mortgage loans associated with modified coinsurance agreements at fair value where the fair value option has been elected. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on the Consolidated Statements of Comprehensive Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our policy for commercial mortgage loans is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. Our policy for residential mortgage loans is to report loans that are 90 or more days past due, which equates to three or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on the Consolidated Statements of Comprehensive Income (Loss) when received, depending on the assessment of the collectability of the loan. When a loan is placed on non-accrual status, uncollected past due accrued interest income that is considered uncollectible is charged off against net investment income. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are likewise credited to the allowance for credit losses.

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. Our model estimates expected credit losses over the contractual terms of the loans, which are the periods over which we are exposed to credit risk, adjusted for expected prepayments. Credit loss estimates are segmented by commercial mortgage loans, residential mortgage loans, and unfunded commitments related to commercial mortgage loans.

The allowance for credit losses for pooled loans of similar risk (i.e., commercial and residential mortgage loans) is estimated using relevant historical credit loss information adjusted for current conditions and reasonable and supportable forecasts of future conditions. Historical credit loss experience provides the basis for the estimation of expected credit losses with adjustments for differences in current loan-specific risk characteristics, such as differences in underwriting standards, portfolio mix, delinquency level, or term lengths as well as adjustments for changes in environmental conditions, such as unemployment rates, property values, or other factors that management deems relevant. We apply probability weights to the positive, base and adverse scenarios we use. For periods beyond our reasonable and supportable forecast, we use implicit mean reversion over the remaining life of the recoverable, meaning our model will inherently revert to the baseline scenario as the baseline is representative of the historical average over a longer period of time.

Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a specific credit loss allowance is established for the excess carrying value of the loan over its estimated value. The loan’s estimated value is based on: the present value of expected future cash flows discounted at the loan’s effective interest rate; the loan’s observable market price; or the fair value of the loan’s collateral.

Allowance for credit losses are maintained at a level we believe is adequate to absorb current expected lifetime credit losses. Our periodic evaluation of the adequacy of the allowance for credit losses is based on historical loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, reasonable and supportable forecasts about the future and other relevant factors.

Mortgage loans on real estate are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Mortgage loans on real estate deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Our commercial loan portfolio is primarily comprised of long-term loans secured by existing commercial real estate. We believe all of the commercial loans in our portfolio share three primary risks: borrower credit worthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods of monitoring and assessing credit risk are consistent for our entire portfolio.

For our commercial mortgage loan portfolio, trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase a credit loss allowance for a specific loan based upon this analysis.

We measure and assess the credit quality of our commercial mortgage loans by using loan-to-value (“LTV”) and debt-service coverage ratios. The LTV ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. LTV ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower LTV ratio generally indicates a higher quality loan. The debt-service coverage ratio compares a property’s net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan. These credit quality metrics are monitored and reviewed at least annually.

We have off-balance sheet commitments related to commercial mortgage loans. As such, an allowance for credit losses is developed based on the commercial mortgage loan process outlined above, along with an internally developed conversion factor.

Our residential loan portfolio is primarily comprised of first lien mortgages secured by existing residential real estate. In contrast to the commercial mortgage loan portfolio, residential mortgage loans are primarily smaller-balance homogenous loans that share similar risk characteristics. Therefore, these pools of loans are collectively evaluated for inherent credit losses. Such evaluations consider numerous factors, including, but not limited to borrower credit scores, collateral values, loss forecasts, geographic location, delinquency rates and economic trends. These evaluations and assessments are revised as conditions change and new information becomes available, including updated forecasts, which can cause the allowance for credit losses to increase or decrease over time as such evaluations are revised. Generally, residential mortgage loan pools exclude loans that are nonperforming, as those loans are evaluated individually using the evaluation framework for specific allowance for credit losses described above.

For residential mortgage loans, our primary credit quality indicator is whether the loan is performing or nonperforming. We generally define nonperforming residential mortgage loans as those that are 90 or more days past due and/or in nonaccrual status. There is generally a higher risk of experiencing credit losses when a residential mortgage loan is nonperforming. We monitor and update aging schedules and nonaccrual status on a monthly basis.

Policy Loans

Policy loans represent loans we issue to policyholders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

Derivative Instruments

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk by entering into derivative transactions. Our derivative instruments are recognized as either assets or liabilities on the Consolidated Balance Sheets at estimated fair value. We have master netting agreements with each of our derivative counterparties that allow for the netting of our derivative asset and liability positions by counterparty. We categorize derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in “Fair Value Measurement.” The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge or a fair value hedge.

For derivative instruments that are designated and qualify as a cash flow hedge, the gain or loss on the derivative instrument is reported as a component of AOCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments, but that are economic hedges, the gain or loss is recognized in net income. Cash flows from derivatives are reported in the operating, investing or financing activities sections in the Consolidated Statements of Cash Flows based on the nature and purpose of the derivative.

We purchase and issue financial instruments and products that contain embedded derivative instruments that are recorded with the associated host contract. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes and reported within other assets or other liabilities on the Consolidated Balance Sheets. The embedded derivative is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

Other Investments

Other investments consist primarily of alternative investments, cash collateral receivables related to our derivative instruments, Federal Home Loan Bank (“FHLB”) common stock and short-term investments.

Alternative investments consist primarily of investments in LPs. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships’ general partners. As a result, our private equity investments are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

In uncleared derivative transactions, we and the counterparty enter into a credit support annex requiring either party to post collateral, which may be in the form of cash, equal to the net derivative exposure. Cash collateral we have posted to a counterparty is recorded within other investments on the Consolidated Balance Sheets. Cash collateral a counterparty has posted is recorded within payables for collateral on investments on the Consolidated Balance Sheets. We also have investments in FHLB common stock, carried at cost, that enable access to the FHLB lending program. For more information on our collateralized financing arrangements, see “Payables for Collateral on Investments” below.

Short-term investments consist of securities with original maturities of one year or less, but greater than three months. Securities included in short-term investments are carried at fair value, with valuation methods and inputs consistent with those applied to fixed maturity AFS securities.

Cash and Invested Cash

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI and DFEL

Acquisition costs directly related to successful contract acquisitions or renewals of annuities, UL, VUL, traditional life insurance, group life and disability insurance and other investment contracts have been deferred (i.e., deferred acquisition costs (“DAC”)). Such acquisition costs are capitalized in the period they are incurred and primarily include commissions, certain bonuses, a portion of total compensation and benefits of certain employees involved in the acquisition process and medical and inspection fees. Value of business acquired (“VOBA”) is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered deferred sales inducements (“DSI”) and reported in deferred acquisition costs, value of business acquired and deferred sales inducements on the Consolidated Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred and reported as deferred front-end loads (“DFEL”) on the Consolidated Balance Sheets.

DAC, VOBA, DSI and DFEL amortization is reported within the following financial statement line items on the Consolidated Statements of Comprehensive Income (Loss):

•DAC and VOBA – commissions and other expenses
•DSI – interest credited
•DFEL – fee income

DAC, VOBA, DSI and DFEL are amortized on a constant level basis relative to the insurance in force over the expected term of the related contracts using the groupings and actuarial assumptions that are consistent with those used for calculating the related policyholder liability balances. Actuarial assumptions include, but are not limited to, mortality, morbidity and certain policyholder behaviors such as persistency, which are adjusted for emerging experience and expected trends of the related long-duration insurance contracts and certain investment contracts by segment. During the third quarter of each year, we conduct our comprehensive review and update these actuarial assumptions. We may update our actuarial assumptions in other quarters as we become aware of information that warrants updating outside of our comprehensive review. These resulting changes are applied prospectively.

The following provides a summary of our DAC, VOBA, DSI and DFEL amortization basis and expected amortization period by segment:

Business Segment	Amortization Basis	Expected Amortization Period
Annuities	Total deposits paid to date on policies in force	Life of contract
Life Insurance	Policy count of policies in force	On average 60 years
Group Protection	Group certificate contracts in force	4 years
Retirement Plan Services	Lives in force	Life of contract or 40 years

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

For reinsurance transactions where we receive proceeds that represent recovery of our previously incurred acquisition costs, we reduce the applicable unamortized acquisition cost such that net acquisition costs are capitalized and charged to commissions and other expenses.

Reinsurance

We and LLANY enter into reinsurance agreements in the normal course of business to limit our exposure to the risk of loss and to enhance our capital management.

In order for a reinsurance agreement to qualify for reinsurance accounting, the agreement must satisfy certain risk transfer conditions that include, among other items, a reasonable possibility of a significant loss for the assuming entity. When we apply reinsurance accounting, insurance premiums, benefits and DAC and VOBA amortization are reported net of reinsurance ceded, as applicable, on the Consolidated Statements of Comprehensive Income (Loss). Amounts currently recoverable, such as ceded reserves, other than ceded MRBs, are reported in reinsurance recoverables, and amounts currently payable to the reinsurers, such as premiums, are included in other liabilities on the Consolidated Balance Sheets.
In a modified coinsurance or coinsurance with funds withheld reinsurance structured agreement, the investments that would have been sent to the reinsurer as premiums are withheld by us and remain on our Consolidated Balance Sheets, with the existing accounting maintained. A corresponding liability is recognized on our Consolidated Balance Sheets within funds withheld reinsurance liabilities representing our obligation to pay the reinsurer. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements. The changes in the embedded derivative liabilities are reported within realized gain (loss) on our Consolidated Statements of Comprehensive Income (Loss).

We use deposit accounting to recognize reinsurance agreements that do not transfer significant insurance risk. This accounting treatment results in amounts paid or received by us to be considered on deposit with the reinsurer and such amounts are reported in deposit assets, net of allowance for credit losses and other liabilities, respectively, on the Consolidated Balance Sheets. As amounts are paid or received, consistent with the underlying contracts, deposit assets or liabilities are adjusted. Interest income on deposit assets and interest expense on deposit liabilities is reported in other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Reinsurance recoverables are measured and recognized consistent with the liabilities related to the underlying contracts. The interest assumption used for discounting reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is the upper-medium grade fixed income instrument (“single-A”) interest rate locked-in at the reinsurance contract issuance date. We remeasure reinsurance recoverables associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts with the current single-A interest rate as of the end of each reporting period. Ceded MRBs are accounted for separately from reinsurance recoverables. See “MRBs” below for additional information.

We estimated an allowance for credit losses for all reinsurance recoverables and related reinsurance deposit assets held by our subsidiaries, other than ceded MRB assets. As such, we performed a quantitative analysis using a probability of loss model approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. The credit loss allowance is a general allowance for pools of receivables with similar risk characteristics segmented by credit risk ratings and receivables assessed on an individual basis that do not share similar risk characteristics where we anticipate a credit loss over the life of reinsurance-related assets, other than ceded MRB assets.

Our model uses relevant internal or external historical loss information adjusted for current conditions and reasonable and supportable forecasts of future events and conditions in developing our credit loss estimate. We utilized historical credit rating data to form an estimation of probability of default of counterparties by means of a transition matrix that provides the rates of credit migration for credit ratings transitioning to impairment. We updated reinsurer credit ratings during the period to incorporate the most up-to-date information on the current state of the financial stability of our reinsurers. To simulate changes in economic conditions, we used positive, base and adverse scenarios that include varying levels of loss given default assumptions to reflect the impact of changes in severity of losses. We applied probability weights to the positive, base and adverse scenarios. For periods beyond our reasonable and supportable forecasts, we used implicit mean reversion over the remaining life of the recoverable. Additionally, we considered factors that impact our exposure at default that are driven by actuarial expectations around term assumptions rather than being directly driven by market or economic environment.

Our model estimates the expected credit losses over the life of the reinsurance asset. Credit loss estimates are segmented based on counterparty credit risk. Our modeling process utilizes counterparty credit ratings, collateral types and amounts, and term and run-off assumptions. For reinsurance recoverables that do not share similar risk characteristics, we assessed on an individual basis to determine a specific credit loss allowance.

We estimated expected credit losses over the contractual term of the recoverable, which is the period during which we are exposed to the credit risk. Reinsurance recoverables may not have explicit contractual lives, but are tied to the underlying insurance products; as a result, we estimated the contractual life by utilizing actuarial estimates of the timing of payouts related to those underlying products.

Reinsurance agreements often require the reinsurer to collateralize the recoverable with funds in a trust account or with a letter of credit (“LOC”) for the benefit of the ceding insurance entity that can reduce the expected credit losses on a given agreement. As such, we review reinsurance collateral by individual agreement to sensitize risk of loss based on level of collateralization. This review is driven by the assumption that non-collateralized reinsurance recoverables would have materially higher losses in times of default. Therefore, reinsurance recoverables are pooled as either fully-collateralized or non-collateralized.

Reinsurance recoverables are presented net of the allowance for credit losses on the Consolidated Balance Sheets. Changes in the allowance for credit losses are reported in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). Reinsurance recoverables deemed uncollectible are charged against the allowance for credit losses, and subsequent recoveries, if any, are credited to the allowance for credit losses, limited to the aggregate of amounts previously charged off and expected to be charged off.

Where applicable, gains or losses recognized on reinsurance transactions are deferred and amortized into net income (loss) using an amortization basis reflective of the characteristics of the underlying ceded business. Our deferred gains and losses on reinsurance of our interest-sensitive life insurance products are recognized over the projected life of the policies, based on projected profitability or projected reserve development for blocks with negative profitability. Our deferred gains and losses on reinsurance of our annuity products are recognized over the period in which the majority of account balances is expected to run off. Deferred gains and losses are reported within other liabilities and other assets, respectively, on the Consolidated Balance Sheets. Amortization of deferred gains and losses is reported within other revenues and commissions and other expenses, respectively, on the Consolidated Statements of Comprehensive Income (Loss).

Goodwill

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Goodwill is not amortized, but is reviewed for impairment annually as of October 1 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value.

We perform a quantitative goodwill impairment test where the fair value of the reporting unit is determined and compared to the carrying value of the reporting unit. If the carrying value of the reporting unit is greater than the reporting unit’s fair value, goodwill is impaired and written down to the reporting unit’s fair value; and a charge is reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). The results of one goodwill impairment test on one reporting unit cannot subsidize the results of another reporting unit.

Other Assets and Other Liabilities

Other assets consist primarily of deferred loss on business sold through reinsurance, certain reinsurance assets, property and equipment, balances associated with corporate-owned and bank-owned life insurance, premiums and fees receivable, specifically identifiable intangible assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, current and deferred taxes, operating lease right-of-use (“ROU”) assets, ceded MRB liabilities and other receivables and prepaid expenses. Other liabilities consist primarily of deferred gain on business sold through reinsurance, ceded MRB assets, certain reinsurance payables, pension and other employee benefit liabilities, certain financing arrangements, other policyholder liabilities, derivative instrument liabilities, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, long-term operating lease liabilities and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are related to credit loss or non-credit, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on the Consolidated Statements of Comprehensive Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Specifically identifiable intangible assets also includes the value of customer relationships acquired (“VOCRA”) and value of distribution agreements (“VODA”). The carrying values of VOCRA and VODA are amortized using a straight-line basis over their weighted average life of 20 years and 13 years, respectively. See Note 8 for more information regarding specifically identifiable intangible assets.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. Certain assets on the Consolidated Balance Sheets are related to certain financing arrangements and are depreciated in a manner consistent with our current depreciation policy for owned assets. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

We lease office space and certain equipment under various long-term lease agreements. We determine if an arrangement is a lease at inception. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. Our leases do not provide an implicit rate; therefore, we use our incremental borrowing rate at the commencement date in determining the present value of future payments. The ROU asset is calculated using the lease liability carrying amount, plus or minus prepaid/accrued lease payments, minus the unamortized balance of lease incentives received, plus unamortized initial direct costs. Lease terms used to calculate our lease obligation include options when we are reasonably certain that we will exercise such options. Our lease agreements may contain both lease and non-lease components, which are accounted for separately. Lease expense for minimum lease payments is recognized on a straight-line basis over the lease term.

Separate Account Assets and Liabilities

Separate accounts represent segregated funds that are maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, except to the extent of minimum guarantees made by the Company with respect to certain accounts. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company.

We report separate account assets as a summary total on the Consolidated Balance Sheets based on the fair value of the underlying investments. Investment income and net realized and unrealized gains (losses) of the separate accounts generally accrue directly to the policyholders; therefore, they are not reflected on the Consolidated Statements of Comprehensive Income (Loss), and the Consolidated Statements of Cash Flows do not reflect investment activity of the separate accounts. Asset-based fees and contract administration charges (collectively referred to as “policyholder assessments”) are assessed against the accounts and included within fee income on the Consolidated Statements of Comprehensive Income (Loss). An amount equivalent to the separate account assets is recorded as separate account liabilities, representing the account balance obligated to be returned to the policyholder.

Policyholder Account Balances

Policyholder account balances include the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. The liability for policyholder account balances includes UL and VUL and investment-type annuity products where account balances are equal to deposits plus interest credited less withdrawals, surrender charges, policyholder assessments, as well as amounts representing the fair value of embedded derivative instruments associated with our IUL and indexed annuity products. During the third quarter of each year, we conduct our comprehensive review of the assumptions and projection models used in estimating these embedded derivatives and update assumptions as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update.

Future Contract Benefits

Future contract benefits represent liability reserves, including liability for future policy benefits (“LFPB”), liability for future claims reserves and additional liability for other insurance benefits that we have established and carry based on estimates of how much we will need to pay for future benefits and claims.

The LFPB associated with limited payment life-contingent annuity contracts and non-participating traditional life insurance contracts is measured using a net premium ratio approach. This approach accrues expected benefits and claims in proportion to the premium revenue recognized. For life-contingent payout annuity contracts with limited premium payments, as premium collection is not the completion of the earnings process, gross premiums in excess of net premiums are deferred. This excess of gross premiums received over the related net premiums is referred to as the deferred profit liability (“DPL”). The DPL is included in the LFPB, and profits are recognized over the life of the contracts.

In measuring our LFPB, we establish cohorts, which are groupings of long-duration contracts. Factors that we consider in determining cohorts include, but are not limited to, our contract classification and issue year requirements, product risk characteristics, assumptions and modeling level used in the valuation systems. The net premium ratio is capped at 100% at the individual cohort level. Expected benefits and claims in excess of premium revenue recognized are expensed immediately.

We use actuarial assumptions to best estimate future premium and benefit cash flows (“cash flow assumptions”) as well as the actual historical cash flows received and paid to derive a net premium ratio in measuring the LFPB. These actuarial assumptions include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions (excluding the claims settlement expense assumption that is locked in at inception) in the calculation of the net premium ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the net premium ratio for actual experience. The remeasurement of LFPB for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). For all contract cohorts issued after January 1, 2021, interest is accrued on LFPB at the single-A interest rate on the contract cohort inception date. For contract cohorts issued prior to January 1, 2021, interest remains accruing at the original discount rate in effect on the contract cohort inception date due to the modified retrospective transition method. We also remeasure the LFPB using the single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We evaluate the liability for future claims on our long-term life and disability group products. Given the term and renewal features of our product and funding nature of the associated premiums, we have determined that the liability value is generally zero for policies that are not on claim. Therefore, the liability for future claims represents future payments on claims for which a disability event has occurred as of the valuation date. In measuring the liability for future claims, we establish cohorts similar to the process described above and use actuarial assumptions primarily based on claim termination rates, offsets for other insurance including social security and long-term disability incidence and severity assumptions. Cash flow assumptions are subject to the comprehensive review process discussed above. On a quarterly basis, the liability for future claims is updated for actual claims experience. The remeasurement of the liability for future claims for both assumption updates and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). We remeasure the liability for future claims using a single-A interest rate as of the end of each reporting period, which is reported within policyholder liability discount rate remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

We use the single-A interest rate curve to discount cash flows used to calculate the LFPB and the liability for future claims. This curve is developed using the upper-medium grade (low credit risk) fixed-income instrument yields that are intended to reflect the duration characteristics of the applicable insurance liabilities.

We issue UL contracts with separate accounts that may include various types of guaranteed benefits that are not accounted for as MRBs or embedded derivatives. These guaranteed benefits require an additional liability that is calculated by estimating the present value of total expected benefit payments over the life of the contract from inception divided by the present value of total expected assessments over the life of the contract (“benefit ratio”) multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative payments plus interest on the liability. Cash flow assumptions incorporated in a benefit ratio in measuring these additional liabilities for other insurance benefits include mortality rates, morbidity, policyholder behavior (e.g., persistency) and withdrawals based principally on generally accepted actuarial methods and assumptions. During the third quarter of each year, we conduct our comprehensive review of the cash flow assumptions and projection models used in estimating these liabilities and update these assumptions in the calculation of the benefit ratio. We may also update these assumptions in other quarters as we become aware of information that is indicative of such update. On a quarterly basis, we retrospectively update the benefit ratio for actual experience. The remeasurement of additional liability for both assumptions and actual experience are reported within policyholder liability remeasurement gain (loss) on the Consolidated Statements of Comprehensive Income (Loss). As future cash flow assumption and experience updates result in changes in expected benefit payments or assessments, the benefit ratio is recalculated using the updated expected benefit payments and assessments over the life of the contract since inception. The revised benefit ratio is then applied to the liability calculation described above.

Premium deficiency testing is performed for interest-sensitive life products periodically using best estimate assumptions as of the testing date to test the adequacy and appropriateness of the established net reserve (i.e., GAAP reserves net of any DSI or VOBA assets). The premium deficiency test is also performed using a discount rate based on the average crediting rate. A premium deficiency exists when the net reserve plus the present value of expected future gross premiums are determined to be insufficient to cover expected future benefits and non-level expenses.

The business written or assumed by us includes participating life insurance contracts, under which the policyholder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2024, 2023 and 2022, participating policies comprised less than 1% of the face amount of business in force, and dividend expenses were $40 million, $41 million and $49 million for the years ended December 31, 2024, 2023 and 2022, respectively.

MRBs

MRBs are contracts or contract features that provide protection to the policyholder from other-than-nominal capital market risk and expose us to other-than-nominal capital market risk upon the occurrence of a specific event or circumstance, such as death, annuitization or periodic withdrawal. MRBs do not include the death benefit component of a life insurance contract (i.e., the difference between the account balance and the death benefit amount). All long-duration insurance contracts and certain investment contracts are subject to MRB evaluation. An MRB can be in either an asset or a liability position. Our MRB assets and MRB liabilities are reported at fair value separately on the Consolidated Balance Sheets.

We issue variable and fixed annuity contracts that may include various types of guaranteed living benefit (“GLB”) and guaranteed death benefit (“GDB”) riders that we have classified as MRBs. For contracts that contain multiple features that qualify as MRBs, the MRBs are valued on a combined basis using an integrated model. We have entered into reinsurance agreements to cede certain GLB and GDB riders where the reinsurance agreements themselves are accounted for as MRBs or contain MRBs. We therefore record ceded MRB assets and ceded MRB liabilities associated with these reinsurance agreements. Ceded MRB liabilities are included in other assets and ceded MRB assets are included in other liabilities on the Consolidated Balance Sheets.

MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our non-performance risk. Ceded MRBs are valued based on a stochastic projection of risk-neutral scenarios that incorporate a spread reflecting our counterparties’ non-performance risk. The scenario assumptions, at each valuation date, are those we view to be appropriate for a hypothetical market participant and include assumptions for capital markets, policyholder behavior (e.g., policy lapse, rider utilization, etc.) mortality, risk margin and administrative expenses. These assumptions are based on a combination of historical data and actuarial judgments. During the third quarter of each year, we conduct our comprehensive review of the actuarial assumptions and projection models used in estimating these MRBs and update these assumptions on a prospective basis as needed. We may also update these assumptions in other quarters as we become aware of information that is indicative of the need for such an update. The assumptions for our own non-performance risk and our counterparties’ non-performance risk for MRBs and ceded MRBs, respectively, are determined at each valuation date and reflect our and our counterparties’ risks of not fulfilling the obligations of the underlying liability. The spread for the non-performance risk is added to the discount rates used in determining the fair value from the net cash flows. For information on fair value inputs, see Note 14.

Short-Term and Long-Term Debt

Short-term debt has contractual or expected maturities of one year or less. Long-term debt has contractual or expected maturities greater than one year.

Payables for Collateral on Investments

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash or non-cash collateral received. This liability is included within payables for collateral on investments on the Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on the Consolidated Statements of Comprehensive Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on the Consolidated Statements of Cash Flows.

Contingencies and Commitments

A loss contingency is an existing condition, situation or set of circumstances involving uncertainty as to possible loss that will ultimately be resolved when one or more future events occur or fail to occur. Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable, based on our best estimate.

Fee Income

Fee income for investment and interest-sensitive life insurance contracts consists of asset-based fees, percent of premium charges, contract administration charges and surrender charges that are assessed against policyholder account balances. Investment products consist primarily of individual and group variable and fixed annuities. Interest-sensitive life insurance products include UL, VUL, linked-benefit UL and VUL and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees and contract administration charges are assessed on a daily or monthly basis and recognized as revenue as performance obligations are met, over the period underlying customer assets are owned or advisory services are provided. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the policyholder in accordance with contractual terms. For investment and interest-sensitive life insurance contracts, the amounts collected from policyholders are considered deposits and are not included in revenue.

Wholesaling-related 12b-1 fees received from separate account fund sponsors as compensation for servicing the underlying mutual funds are recorded as revenues based on a contractual percentage of the market value of mutual fund assets over the period shares are owned by customers. Net investment advisory fees related to asset management of certain separate account funds are recorded as revenues based on a contractual percentage of the customer’s managed assets over the period advisory services are provided. Fee income related to 12b-1 fees and net investment advisory fees, reported primarily within our Annuities segment, was $774 million, $715 million and $743 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Insurance Premiums

Insurance premiums consist primarily of group insurance products, payout annuities with life contingencies and traditional life insurance. These insurance premiums are recognized as revenue when due.

Net Investment Income

We earn investment income on the underlying general account investments supporting our fixed products less related expenses. Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CLOs and MBS, included in the trading and fixed maturity AFS securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on the Consolidated Statements of Comprehensive Income (Loss).

Realized Gain (Loss)

Realized gain (loss) includes realized gains and losses from the sale of investments, write-downs for impairments of investments and changes in the allowance for credit losses for financial assets, changes in fair value of mortgage loans on real estate accounted for under the fair value option, changes in fair value of equity securities, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance-related embedded derivatives and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is reported net of allocations of investment gains and losses to certain policyholders, certain funds withheld on reinsurance arrangements and certain modified coinsurance arrangements for which we have a contractual obligation to cede realized gains and losses to the reinsurer.

MRB Gain (Loss)

MRB gain (loss) includes the change in fair value of MRB and ceded MRB assets and liabilities. Changes in the fair value of MRB assets and liabilities are recognized in net income (loss), except for the portion attributable to the change in non-performance risk that is recognized in OCI. Changes in the fair value of ceded MRB assets and liabilities, including the changes in our counterparties’ non-performance risks, are recognized in net income (loss).

Other Revenues

Other revenues consist primarily of fees attributable to broker-dealer services recorded as performance obligations are met, either at the time of sale or over time based on a contractual percentage of customer account balances, and proceeds from reinsurance recaptures. The broker-dealer services primarily relate to the wealth management business, which was sold during 2024, and consist of commission revenue for the sale of non-affiliated securities recorded on a trade date basis and advisory fee income. Advisory fee income is asset-based revenues recorded as earned based on a contractual percentage of customer account balances. Other revenues attributable to broker-dealer services and advisory fee income, reported primarily within our Annuities segment, were $190 million, $461 million and $468 million for the years ended December 31, 2024, 2023 and 2022, respectively. See “Sale of Wealth Management Business” above for additional information. Other revenues earned by our Group Protection segment consist of fees from administrative services performed, which are recognized as performance obligations are met over the terms of the underlying agreements, and were $224 million, $210 million and $203 million for the years ended December 31, 2024, 2023 and 2022, respectively.

Interest Credited

We credit interest to our policyholder account balances based on the contractual terms supporting our products.

Benefits

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for annuity products with guaranteed death and living benefits, certain annuities with life contingencies and life insurance products with secondary guarantee benefits. For traditional life, group life and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

Policyholder Liability Remeasurement Gain (Loss)

Policyholder liability remeasurement gain (loss) recognized in net income (loss) includes remeasurement gains and losses resulting from updates in cash flow assumptions and actual variance from expected experience used in the net premium ratio or benefit ratio calculation for future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance, liabilities for future claims associated with our group products, and additional liabilities for other insurance benefits on certain guaranteed benefits associated with our UL products.

Policyholder liability remeasurement gain (loss) recognized in OCI includes any changes resulting from the discount rate remeasurement of future policy benefits associated with limited payment life-contingent annuity products and traditional life insurance and liabilities for future claims associated with our group products as of each reporting period.

Stock-Based Compensation

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC’s Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder’s equity. We apply an estimated forfeiture rate to our accrual of compensation cost. Stock-based compensation expense is reflected in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

Interest and Debt Expense

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts and debt issuance costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest and debt expense during the period of the change.

Income Taxes

LNC files a U.S. consolidated income tax return that includes us and LNC’s other eligible subsidiaries. Ineligible subsidiaries file separate individual corporate tax returns. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required. Judgment and the use of estimates are required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused.

We use the individual security approach for releasing income tax effects from AOCI.

2. New Accounting Standards

Adoption of New Accounting Standards

The following table provides a description of current period adoptions of new Accounting Standards Updates (“ASUs”).

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures	This ASU aims to enhance reportable segment disclosure requirements. It requires that a public entity disclose significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), disclose and describe other segment items and report additional measures of a segment’s profit or loss if used by the CODM.	January 1, 2024 (Annual Filings) and January 1, 2025 (Quarterly Filings)
We adopted this ASU effective January 1, 2024, incorporating the required disclosures in Note 19 to the consolidated financial statements, along with retrospectively updating the applicable tabular disclosures.

Future Adoption of New Accounting Standards

The following table provides a description of future adoptions of new ASUs that may have an impact on our consolidated financial statements when adopted. ASUs not listed below were assessed and determined to be either not applicable or insignificant in presentation or amount.

Standard	Description	Effective Date	Effect on Financial Statements or Other Significant Matters
ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures	This ASU establishes new income tax disclosure requirements, as well as adjusts certain existing requirements. It specifically requires expanded and disaggregated disclosures around the tax rate reconciliation.	January 1, 2025	We are evaluating the impact of this ASU to disclosures within the Federal Income Taxes Note to the consolidated financial statements.
ASU 2024-03, Income Statement – Reporting Comprehensive Income – Expense Disaggregation Disclosures (Subtopic 220-40)	This ASU requires disclosure of specified information about certain costs and expenses, including employee compensation, depreciation and intangible asset amortization.	January 1, 2027	We are evaluating the impact of this ASU to the consolidated financial statements.

3. Investments

Fixed Maturity AFS Securities

The amortized cost, gross unrealized gains and losses, allowance for credit losses and fair value of fixed maturity AFS securities (in millions) were as follows:

	As of December 31, 2024
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$67,991	$560	$6,704	$14	$61,833
U.S. government bonds	427	3	40	–	390
State and municipal bonds	2,391	27	270	–	2,148
Foreign government bonds	277	12	56	–	233
RMBS	1,849	23	162	7	1,703
CMBS	1,713	5	135	–	1,583
ABS	14,103	99	409	24	13,769
Hybrid and redeemable preferred securities	227	25	10	1	241
Total fixed maturity AFS securities	$88,978	$754	$7,786	$46	$81,900

	As of December 31, 2023
	Amortized Cost	Gross Unrealized		Allowance for Credit Losses	Fair Value
		Gains	Losses
Fixed maturity AFS securities:
Corporate bonds	$68,811	$820	$5,757	$8	$63,866
U.S. government bonds	414	7	28	–	393
State and municipal bonds	2,675	97	230	–	2,542
Foreign government bonds	309	15	46	–	278
RMBS	1,719	27	138	6	1,602
CMBS	1,520	5	181	–	1,344
ABS	12,556	62	571	4	12,043
Hybrid and redeemable preferred securities	227	21	15	1	232
Total fixed maturity AFS securities	$88,231	$1,054	$6,966	$19	$82,300

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) as of December 31, 2024, were as follows:

	Amortized Cost	Fair Value
Due in one year or less	$3,506	$3,490
Due after one year through five years	18,257	17,778
Due after five years through ten years	14,468	13,567
Due after ten years	35,082	30,010
Subtotal	71,313	64,845
Structured securities (RMBS, CMBS, ABS)	17,665	17,055
Total fixed maturity AFS securities	$88,978	$81,900

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of fixed maturity AFS securities (dollars in millions) for which an allowance for credit losses has not been recorded, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

	As of December 31, 2024
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$16,388	$1,290	$29,045	$5,414	$45,433	$6,704
U.S. government bonds	85	3	224	37	309	40
State and municipal bonds	652	61	721	209	1,373	270
Foreign government bonds	29	5	118	51	147	56
RMBS	658	29	724	133	1,382	162
CMBS	475	29	777	106	1,252	135
ABS	2,801	106	3,826	303	6,627	409
Hybrid and redeemable
preferred securities	18	1	93	9	111	10
Total fixed maturity AFS securities	$21,106	$1,524	$35,528	$6,262	$56,634	$7,786

Total number of fixed maturity AFS securities in an unrealized loss position						6,645

	As of December 31, 2023
	Less Than or Equal to Twelve Months		Greater Than Twelve Months		Total
	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses (1)
Fixed maturity AFS securities:
Corporate bonds	$13,439	$1,744	$33,285	$4,013	$46,724	$5,757
U.S. government bonds	65	6	194	22	259	28
State and municipal bonds	371	72	814	158	1,185	230
Foreign government bonds	108	31	57	15	165	46
RMBS	355	20	840	118	1,195	138
CMBS	583	56	586	125	1,169	181
ABS	1,898	68	7,212	503	9,110	571
Hybrid and redeemable
preferred securities	32	2	94	13	126	15
Total fixed maturity AFS securities	$16,851	$1,999	$43,082	$4,967	$59,933	$6,966

Total number of fixed maturity AFS securities in an unrealized loss position						7,167

(1) As of December 31, 2024 and 2023, we recognized $23 million and $7 million of gross unrealized losses, respectively, in OCI for fixed maturity AFS securities for which an allowance for credit losses has been recorded.

The fair value, gross unrealized losses (in millions) and number of fixed maturity AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

	As of December 31, 2024
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$5,209	$1,556	780
Six months or greater, but less than nine months	365	195	209
Nine months or greater, but less than twelve months	71	28	36
Twelve months or greater	4,305	2,142	734
Total	$9,950	$3,921	1,759

	As of December 31, 2023
	Fair Value	Gross Unrealized Losses	Number of Securities (1)
Less than six months	$2,480	$916	529
Six months or greater, but less than nine months	321	90	79
Nine months or greater, but less than twelve months	321	106	87
Twelve months or greater	3,485	1,336	704
Total	$6,607	$2,448	1,399

(1) We may reflect a security in more than one aging category based on various purchase dates.

Our gross unrealized losses on fixed maturity AFS securities increased by $820 million for the year ended December 31, 2024. As discussed further below, we do not believe the unrealized loss position as of December 31, 2024, required an impairment recognized in earnings as: (i) we did not intend to sell these fixed maturity AFS securities; (ii) it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis; and (iii) the difference in the fair value compared to the amortized cost was due to factors other than credit loss. Based upon this evaluation as of December 31, 2024, management believes we have the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums, fee income and investment income) to meet cash requirements with a prudent margin of safety without requiring the sale of our impaired securities.

As of December 31, 2024, the unrealized losses associated with our corporate bond, U.S. government bond, state and municipal bond and foreign government bond securities were attributable primarily to rising interest rates and widening credit spreads since purchase. We performed a detailed analysis of the financial performance of the underlying issuers and determined that we expected to recover the entire amortized cost of each impaired security.

Credit ratings express opinions about the credit quality of a security. Securities rated investment grade (those rated BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service (“Moody’s”)) are generally considered by the rating agencies and market participants to be low credit risk. As of December 31, 2024 and 2023, 96% of the fair value of our corporate bond portfolio was rated investment grade. As of December 31, 2024 and 2023, the portion of our corporate bond portfolio rated below investment grade had an amortized cost of $2.7 billion and a fair value of $2.7 billion and $2.6 billion, respectively. Based upon the analysis discussed above, we believe that as of December 31, 2024 and 2023, we would have recovered the amortized cost of each corporate bond.

As of December 31, 2024, the unrealized losses associated with our MBS and ABS were attributable primarily to rising interest rates and widening credit spreads since purchase. We assessed for credit impairment using a cash flow model that incorporates key assumptions including default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost of each impaired security.

As of December 31, 2024, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of underlying issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the underlying issuers based upon credit performance and investment ratings and determined that we expected to recover the entire amortized cost of each impaired security.

Credit Loss Impairment on Fixed Maturity AFS Securities

We regularly review our fixed maturity AFS securities for declines in fair value that we determine to be impairment-related, including those attributable to credit risk factors that may require an allowance for credit losses. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our fixed maturity AFS securities.

Changes in the allowance for credit losses on fixed maturity AFS securities (in millions), aggregated by investment category, were as follows:

	For the Year Ended December 31, 2024
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$8	$6	$4	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	10	–	15	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	11	1	5	–	17
Reductions for securities charged off	(15)	–	–	–	(15)
Balance as of end-of-year (2)	$14	$7	$24	$1	$46

	For the Year Ended December 31, 2023
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$9	$7	$4	$1	$21
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	24	1	–	–	25
Additions (reductions) for securities for which
credit losses were previously recognized	(2)	(2)	–	–	(4)
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(21)	–	–	–	(21)
Balance as of end-of-year (2)	$8	$6	$4	$1	$19

	For the Year Ended December 31, 2022
	Corporate Bonds	RMBS	ABS	Hybrids	Total
Balance as of beginning-of-year	$17	$1	$–	$1	$19
Additions from purchases of PCD debt securities (1)	–	–	–	–	–
Additions for securities for which credit losses were
not previously recognized	4	3	–	–	7
Additions (reductions) for securities for which
credit losses were previously recognized	2	3	4	–	9
Reductions for securities disposed	(2)	–	–	–	(2)
Reductions for securities charged off	(12)	–	–	–	(12)
Balance as of end-of-year (2)	$9	$7	$4	$1	$21
(1) Represents purchased credit-deteriorated (“PCD”) fixed maturity AFS securities.
(2) As of December 31, 2024, 2023 and 2022, accrued investment income on fixed maturity AFS securities totaled $766 million, $814 million and $1.1 billion, respectively, and was excluded from the estimate of credit losses.

Losses from debt instrument modifications were $3 million and less than $1 million for the years ended December 31, 2024 and 2023, respectively.

Trading Securities

Trading securities at fair value (in millions) consisted of the following:

	As of December 31,
	2024	2023
Fixed maturity securities:
Corporate bonds	$1,390	$1,615
State and municipal bonds	13	21
Foreign government bonds	41	46
RMBS	63	62
CMBS	108	104
ABS	371	455
Hybrid and redeemable preferred securities	19	18
Total trading securities	$2,005	$2,321

The portion of the market adjustment for trading gains and losses recognized in realized gain (loss) that relate to trading securities still held as of December 31, 2024, 2023 and 2022, was $(1) million, $80 million and $(628) million, respectively.

Mortgage Loans on Real Estate

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

	As of December 31, 2024			As of December 31, 2023
	Commercial	Residential	Total	Commercial	Residential	Total
Current	$17,424	$3,387	$20,811	$17,165	$1,665	$18,830
30 to 59 days past due	6	71	77	61	28	89
60 to 89 days past due	–	33	33	–	9	9
90 or more days past due	35	90	125	–	60	60
Allowance for credit losses	(99)	(53)	(152)	(86)	(28)	(114)
Unamortized premium (discount)	(6)	83	77	(7)	43	36
Mark-to-market gains (losses) (1)	(31)	–	(31)	(36)	(1)	(37)
Total carrying value	$17,329	$3,611	$20,940	$17,097	$1,776	$18,873

(1) Represents the mark-to-market on certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers, and for which we have elected the fair value option. As of December 31, 2024, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was $30 million and $21 million, respectively. As of December 31, 2023, the amortized cost and fair value of such mortgage loans on real estate that were in nonaccrual status was less than $1 million. As of December 31, 2024 and 2023, there were no such mortgage loans on real estate that were more than 90 days past due and still accruing interest. See Note 14 for additional information.

Our commercial mortgage loan portfolio had the largest concentrations in California, which accounted for 27% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, and Texas, which accounted for 10% and 9% of commercial mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

Our residential mortgage loan portfolio had the largest concentrations in California, which accounted for 14% of residential mortgage loans on real estate as of December 31, 2024 and 2023, and New York, which accounted for 14% and 12% of residential mortgage loans on real estate as of December 31, 2024 and 2023, respectively.

The amortized cost of mortgage loans on real estate on nonaccrual status (in millions) was as follows, excluding certain mortgage loans on real estate that support our modified coinsurance agreements, where the investment results are passed directly to the reinsurers:

	As of December 31, 2024	As of December 31, 2023
Commercial mortgage loans on real estate	$4	$–
Residential mortgage loans on real estate	92	62
Total	$96	$62

We use LTV and debt-service coverage ratios as credit quality indicators for our commercial mortgage loans on real estate. The amortized cost of commercial mortgage loans on real estate (dollars in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2024	$1,548	1.73	$83	1.41	$–	–	$1,631
2023	1,317	1.77	44	1.36	–	–	1,361
2022	1,721	2.11	94	1.55	4	1.30	1,819
2021	2,249	3.49	47	1.52	–	–	2,296
2020	1,158	3.33	4	1.53	–	–	1,162
2019 and prior	9,056	2.38	126	1.58	8	1.30	9,190
Total	$17,049		$398		$12		$17,459

	As of December 31, 2023
	LTV Less Than 65%	Debt-Service Coverage Ratio	LTV 65% to 75%	Debt-Service Coverage Ratio	LTV Greater Than 75%	Debt-Service Coverage Ratio	Total
Origination Year
2023	$1,366	1.90	$54	1.38	$–	–	$1,420
2022	1,709	2.07	140	1.54	–	–	1,849
2021	2,317	3.34	61	1.55	–	–	2,378
2020	1,205	3.23	11	1.38	–	–	1,216
2019	2,404	2.39	80	1.56	10	2.33	2,494
2018 and prior	7,770	2.39	78	1.60	14	0.87	7,862
Total	$16,771		$424		$24		$17,219

We use loan performance status as the primary credit quality indicator for our residential mortgage loans on real estate. The amortized cost of residential mortgage loans on real estate (in millions) by year of origination and credit quality indicator was as follows:

	As of December 31, 2024
	Performing	Nonperforming	Total
Origination Year
2024	$1,895	$14	$1,909
2023	557	16	573
2022	492	33	525
2021	427	11	438
2020	65	4	69
2019 and prior	136	14	150
Total	$3,572	$92	$3,664

	As of December 31, 2023
	Performing	Nonperforming	Total
Origination Year
2023	$515	$2	$517
2022	533	22	555
2021	465	18	483
2020	78	3	81
2019	99	13	112
2018 and prior	53	4	57
Total	$1,743	$62	$1,805

Credit Losses on Mortgage Loans on Real Estate

In connection with our recognition of an allowance for credit losses for mortgage loans on real estate, we perform a quantitative analysis using a probability of default/loss given default/exposure at default approach to estimate expected credit losses in our mortgage loan portfolio as well as unfunded commitments related to commercial mortgage loans, exclusive of certain mortgage loans held at fair value. See Note 1 for a discussion regarding our accounting policy relating to the allowance for credit losses on our mortgage loans on real estate.

Changes in the allowance for credit losses on mortgage loans on real estate (in millions) were as follows:

	For the Year Ended December 31, 2024
	Commercial	Residential	Total
Balance as of beginning-of-year	$86	$28	$114
Additions (reductions) from provision for credit loss
expense (1)	63	25	88
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Reductions for mortgage loans on real estate charged off	(50)	–	(50)
Balance as of end-of-year (2)	$99	$53	$152

	For the Year Ended December 31, 2023
	Commercial	Residential	Total
Balance as of beginning-of-year	$83	$15	$98
Additions (reductions) from provision for credit loss
expense (1)	3	13	16
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$86	$28	$114

	For the Year Ended December 31, 2022
	Commercial	Residential	Total
Balance as of beginning-of-year	$78	$17	$95
Additions (reductions) from provision for credit loss expense (1)
expense (1)	5	(2)	3
Additions from purchases of PCD mortgage loans on
real estate	–	–	–
Balance as of end-of-year (2)	$83	$15	$98

(1) We recognized less than $1 million and $(1) million of credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the years ended December 31, 2024 and 2023, respectively. We did not recognize any credit loss benefit (expense) related to unfunded commitments for mortgage loans on real estate for the year ended December 31, 2022.
(2) Accrued investment income on mortgage loans on real estate totaled $94 million, $67 million and $51 million as of December 31, 2024, 2023 and 2022, respectively, and was excluded from the estimate of credit losses.

Alternative Investments

As of December 31, 2024 and 2023, alternative investments included investments in 351 and 332 different partnerships, respectively, and represented approximately 3% of total investments.

Net Investment Income

The major categories of net investment income (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities	$4,088	$4,961	$4,408
Trading securities	117	158	179
Equity securities	21	13	11
Mortgage loans on real estate	881	752	687
Policy loans	93	102	100
Cash and invested cash	227	118	12
Commercial mortgage loan prepayment
and bond make-whole premiums	15	10	100
Alternative investments	289	244	96
Consent fees	–	3	8
Other investments	(37)	(38)	75
Investment income	5,694	6,323	5,676
Investment expense	(606)	(611)	(402)
Net investment income	$5,088	$5,712	$5,274

Impairments on Fixed Maturity AFS Securities

Details underlying intent to sell impairments and credit loss benefit (expense) incurred as a result of impairments that were recognized in net income (loss) and included in realized gain (loss) on fixed maturity AFS securities (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Intent to Sell Impairments (1)
Fixed maturity AFS securities:
Corporate bonds	$–	$(3,805)	$–
State and municipal bonds	–	(214)	–
RMBS	–	(74)	–
CMBS	–	(60)	–
ABS	–	(57)	–
Hybrid and redeemable preferred securities	–	(3)	–
Total intent to sell impairments	$–	$(4,213)	$–

Credit Loss Benefit (Expense)
Fixed maturity AFS securities:
Corporate bonds	$(21)	$(23)	$(4)
RMBS	(1)	1	(6)
ABS	(20)	1	(4)
Total credit loss benefit (expense)	$(42)	$(21)	$(14)

(1)     For the year ended December 31, 2023, this includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction.

Payables for Collateral on Investments

The carrying value of the payables for collateral on investments included on the Consolidated Balance Sheets and the fair value of the related investments or collateral (in millions) consisted of the following:

	As of December 31, 2024		As of December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
Collateral payable for derivative investments (1)	$7,069	$7,069	$5,127	$5,127
Securities pledged under securities lending agreements (2)	157	151	205	197
Investments pledged for FHLBI (3)	2,650	3,657	2,650	3,603
Total payables for collateral on investments	$9,876	$10,877	$7,982	$8,927

(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties’ credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that if exceeded result in the receipt of cash that is typically invested in cash and invested cash or fixed maturity AFS securities. This also includes interest payable on collateral. See Note 5 for additional information.
(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on the Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.
(3) Our pledged investments for FHLBI are included in fixed maturity AFS securities and mortgage loans on real estate on the Consolidated Balance Sheets. The collateral requirements are generally 105% to 115% of the fair value for fixed maturity AFS securities and 155% to 175% of the fair value for mortgage loans on real estate. The cash received in these transactions is primarily invested in cash and invested cash or fixed maturity AFS securities.

We have repurchase agreements through which we can obtain liquidity by pledging securities. The collateral requirements are generally 80% to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our repurchase program is typically invested in fixed maturity AFS securities. As of December 31, 2024 and 2023, we were not participating in any open repurchase agreements.

Increase (decrease) in payables for collateral on investments (in millions) consisted of the following:

	For the Years Ended December 31,
	2024	2023	2022
Collateral payable for derivative investments	$1,942	$1,917	$(2,355)
Securities pledged under securities lending agreements	(48)	(93)	57
Investments pledged for FHLBI	–	(480)	–
Total increase (decrease) in payables for collateral on investments	$1,894	$1,344	$(2,298)

We have elected not to offset our securities lending transactions in the consolidated financial statements. The remaining contractual maturities of securities lending transactions accounted for as secured borrowings (in millions) were as follows:

	As of December 31, 2024
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$144	$–	$–	$–	$144
U.S. government bonds	1	–	–	–	1
Equity securities	12	–	–	–	12
Total gross secured borrowings	$157	$–	$–	$–	$157

	As of December 31, 2023
	Overnight and Continuous	Up to 30 Days	30-90 Days	Greater Than 90 Days	Total
Securities Lending
Corporate bonds	$202	$–	$–	$–	$202
Equity securities	3	–	–	–	3
Total gross secured borrowings	$205	$–	$–	$–	$205

We accept collateral in the form of securities in connection with repurchase agreements. In instances where we are permitted to sell or re-pledge the securities received, we report the fair value of the collateral received and a related obligation to return the collateral in the consolidated financial statements. In addition, we receive securities in connection with securities borrowing agreements that we are permitted to sell or re-pledge. As of December 31, 2024, we had not received any collateral and, therefore, had not sold or re-pledged any collateral under these agreements.

We also accept collateral from derivative counterparties in the form of securities that we are permitted to sell or re-pledge. As of
December 31, 2024, the fair value of this collateral received that we are permitted to sell or re-pledge was $2.6 billion, and we had re-pledged $63 million of this collateral to cover our collateral requirements.

We had not pledged any held fixed maturity AFS securities to derivative counterparties as of December 31, 2024.

Investment Commitments

As of December 31, 2024, our investment commitments were $4.3 billion, which included $3.2 billion of LPs, $828 million of mortgage loans on real estate and $227 million of private placement securities.

Concentrations of Financial Instruments

As of December 31, 2024, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.5 billion and $1.1 billion, respectively, or 1% of total investments. As of December 31, 2023, our most significant investments in one issuer were our investments in securities issued by White Chapel V LLC and White Chapel LLC with a fair value of $1.3 billion and $1.0 billion, respectively, or 1% of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

As of December 31, 2024 and 2023, our most significant investments in one industry were our investments in securities in the financial services industry with a fair value of $16.2 billion and $16.6 billion, respectively, or 13% and 14%, respectively, of total investments, and our investments in securities in the consumer non-cyclical industry with a fair value of $10.7 billion and $11.3 billion, respectively, or 9% and 10%, respectively, of total investments. These concentrations include fixed maturity AFS, trading and equity securities.

4. Variable Interest Entities

Unconsolidated VIEs

Reinsurance-Related Notes

Effective October 1, 2017, our captive reinsurance subsidiary, the Lincoln Reinsurance Company of Vermont VI, restructured the $275 million, long-term surplus note which was originally issued to a non-affiliated VIE in October 2015 in exchange for two corporate bond AFS securities of like principal and duration. The activities of the VIE are primarily to acquire, hold and issue notes and loans and to pay and collect interest on the notes and loans. The outstanding principal balance of the long-term surplus note is variable in nature; moving concurrently with any variability in the face amount of the corporate bond AFS securities. We have concluded that we are not the primary beneficiary of the non-affiliated VIE because we do not have power over the activities that most significantly affect its economic performance. As of December 31, 2024, the principal balance of the long-term surplus note was zero and we do not currently have any exposure to this VIE.

Structured Securities

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our ABS, RMBS and CMBS. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on the Consolidated Balance Sheets. For information about these structured securities, see Note 4.

Limited Partnerships and Limited Liability Companies

We invest in certain LPs and limited liability companies (“LLCs”) that we have concluded are VIEs. Our exposure to loss is limited to the capital we invest in the LPs and LLCs. We do not hold any substantive kick-out or participation rights in the LPs and LLCs, and we do not receive any performance fees or decision maker fees from the LPs and LLCs. Based on our analysis of the LPs and LLCs, we are not the primary beneficiary of the VIEs as we do not have the power to direct the most significant activities of the LPs and LLCs. The carrying amounts of our investments in the LPs and LLCs are recognized in other investments on the Consolidated Balance Sheets and were $5.1 billion and $4.0 billion as of December 31, 2024 and 2023, respectively.

5. Derivative Instruments

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, basis risk, commodity risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Derivative activities are monitored by various management committees. The committees are responsible for overseeing the implementation of various hedging strategies that are developed through the analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.
See Note 1 for a discussion of the accounting treatment for derivative instruments. See Note 14 for additional disclosures related to the fair value of our derivative instruments.

Interest Rate Contracts

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Forward-Starting Interest Rate Swaps

We use forward-starting interest rate swaps to hedge the interest rate exposure within our annuity and life insurance products.

Interest Rate Cap Corridors

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for certain annuity contracts and life insurance products. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor.

Interest Rate Futures

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Interest Rate Swap Agreements

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity and RILA products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges to hedge the interest rate risk of floating-rate bond coupon payments by replicating a fixed-rate bond.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the fair value of certain fixed maturity securities due to interest rate risks.

Bond Forwards and Reverse Treasury Locks

We use bond forwards and reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the anticipated purchase of fixed-rate securities or the anticipated future cash flows of floating-rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

Foreign Currency Contracts

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

Currency Futures

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products. Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

Foreign Currency Swaps

We use foreign currency swaps to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange one currency for another at specified dates in the future at a specified exchange rate.

We also use foreign currency swaps designated and qualifying as cash flow and fair value hedges to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies.

Foreign Currency Forwards

We use foreign currency forwards to hedge foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency forward is a contractual agreement to exchange one currency for another at specified dates in the future at a specified current exchange rate.

Equity Market Contracts

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

Call Options Based on the S&P 500® Index and Other Indices

We use call options to hedge the liability exposure on certain options in variable annuity, RILA, fixed indexed annuity, IUL and VUL products.

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500 Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use call options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Consumer Price Index Swaps

We use consumer price index swaps to hedge the liability exposure on certain options in fixed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed-rate determined as of inception.

Equity Futures

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity and RILA products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

Put Options

We use put options to hedge the liability exposure on certain options in variable annuity, RILA and VUL products. Put options are contracts that require the buyers to pay at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

Total Return Swaps

We use total return swaps to hedge the liability exposure on certain options in variable annuity, RILA and VUL products.

In addition, we use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating-rate of interest.

Commodity Contracts

We use commodity contracts to economically hedge certain investments that are closely tied to the changes in commodity values. The commodity contract is an over-the-counter contract that combines a purchase put/sold call to lock in a commodity price within a predetermined range in exchange for a net premium.

Credit Contracts

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

Credit Default Swaps – Buying Protection

We use credit default swaps (“CDSs”) to hedge the liability exposure on certain options in variable annuity products.

We buy CDSs to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows us to put the bond back to the counterparty at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CDSs – Selling Protection

We use CDSs to hedge the liability exposure on certain options in variable annuity products.

We sell CDSs to offer credit protection to policyholders and investors. The CDSs hedge the policyholders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A CDS allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

Other Derivatives

Lapse Protection Rider Ceded Derivative

We also have an inter-company agreement through which Lincoln National Reinsurance Company (Barbados) Limited (“LNBAR”), an affiliated reinsurer, assumes the risk under certain UL contracts for lapse protection riders (“LPR”). If the policyholder’s account balance is insufficient to pay the cost of insurance charges required to keep the policy in force, and the policyholder has made the required deposits, we will be reimbursed for those charges.

Embedded Derivatives

We have embedded derivatives that include:

RILA, Fixed Indexed Annuity and IUL Contracts Embedded Derivatives

Our RILA, fixed indexed annuity and IUL contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500® Index or other indices. Policyholders may elect to rebalance index options at renewal dates. At the end of each indexed term, which can be up to six years, we have the opportunity to re-price the indexed component by establishing participation rates, caps, spreads and specified rates, subject to contractual guarantees. We use options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period.

Reinsurance-Related Embedded Derivatives

We have certain modified coinsurance and coinsurance with funds withheld reinsurance agreements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance agreements.

Primary Risks Managed by Derivatives

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the related credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

	As of December 31, 2024			As of December 31, 2023
	Notional Amounts	Fair Value		Notional Amounts	Fair Value
		Asset	Liability		Asset	Liability
Qualifying Hedges
Cash flow hedges:
Interest rate contracts (1)	$632	$2	$16	$485	$11	$47
Foreign currency contracts (1)	4,738	556	44	4,662	423	78
Total cash flow hedges	5,370	558	60	5,147	434	125
Fair value hedges:
Interest rate contracts (1)	435	8	16	450	1	39
Foreign currency contracts (1)	25	1	–	25	–	1
Total fair value hedges	460	9	16	475	1	40
Non-Qualifying Hedges
Interest rate contracts (1)	75,445	63	439	90,829	636	979
Foreign currency contracts (1)	348	30	2	306	11	6
Equity market contracts (1)	191,171	13,072	3,879	225,251	10,244	4,227
Credit contracts (1)	57	–	–	91	–	–
LPR ceded derivative (2)	–	190	–	–	206	–
Embedded derivatives:
Reinsurance-related (3)	–	728	–	–	493	–
RILA, fixed indexed annuity
and IUL contracts (4)	–	1,970	12,449	–	940	9,077
Total derivative instruments	$272,851	$16,620	$16,845	$322,099	$12,965	$14,454
(1) These asset and liability balances are presented on a gross basis. Amounts are reported in derivative investments and other liabilities on the Consolidated Balance Sheets after the evaluation for right of offset subject to master netting agreements as described in Note 1.
(2) Reported in other assets on the Consolidated Balance Sheets.
(3) Reported in funds withheld reinsurance liabilities on the Consolidated Balance Sheets.
(4)    Reported in policyholder account balances and deposit assets on the Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

	Remaining Life as of December 31, 2024
	Less Than 1 Year	1 - 5 Years	6 - 10 Years	11 - 30 Years	Over 30 Years	Total
Interest rate contracts (1)	$7,601	$21,088	$24,060	$23,763	$–	$76,512
Foreign currency contracts (2)	191	1,226	1,782	1,870	42	5,111
Equity market contracts	148,580	30,818	9,693	8	2,072	191,171
Credit contracts	–	57	–	–	–	57
Total derivative instruments
with notional amounts	$156,372	$53,189	$35,535	$25,641	$2,114	$272,851

(1) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 9, 2027.
(2) As of December 31, 2024, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 16, 2061.

The following amounts (in millions) were recorded on the Consolidated Balance Sheets related to cumulative basis adjustments for fair value hedges:

	Amortized Cost of the Hedged Assets / (Liabilities)		Cumulative Fair Value Hedging Adjustment Included in the Amortized Cost of the Hedged Assets / (Liabilities)
	As of December 31, 2024	As of December 31, 2023	As of December 31, 2024	As of December 31, 2023
Line Item in the Consolidated Balance Sheets in
which the Hedged Item is Included
Fixed maturity AFS securities, at fair value	$484	$534	$7	$39

The change in our unrealized gain (loss) on derivative instruments within AOCI (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Other comprehensive income (loss):
Unrealized holding gains (losses) arising during the period:
Cash flow hedges:
Interest rate contracts	17	212	(336)
Foreign currency contracts	21	(50)	182
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses)
included in net income (loss):
Cash flow hedges:
Interest rate contracts (1)	(3)	(1)	2
Foreign currency contracts (1)	59	54	62
Foreign currency contracts (2)	8	7	39
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301

(1) The OCI offset is reported within net investment income on the Consolidated Statements of Comprehensive Income (Loss).
(2) The OCI offset is reported within realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).

The effects of qualifying and non-qualifying hedges (in millions) on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2024
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$276	$5,088	$2,100
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(30)	–
Derivatives designated as hedging instruments	–	30	–
Foreign currency contracts:
Hedged items	–	(2)	–
Derivatives designated as hedging instruments	–	2	–
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(3)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	8	59	–
Non-Qualifying Hedges
Interest rate contracts	(318)	–	–
Equity market contracts	5,248	–	–
LPR ceded derivative	–	–	16
Embedded derivatives:
Reinsurance-related	189	–	–
RILA, fixed indexed annuity and IUL contracts	(2,943)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2023
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$(4,934)	$5,712	$5,044
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(5)	–
Derivatives designated as hedging instruments	–	5
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	(1)	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	7	54	–
Non-Qualifying Hedges
Interest rate contracts	(161)	–	–
Foreign currency contracts	(2)	–	–
Equity market contracts	1,387	–	–
Commodity contracts	8	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	6
Embedded derivatives:
Reinsurance-related	(188)	–	–
RILA, fixed indexed annuity and IUL contracts	(3,187)	–	–

	Gain (Loss) Recognized in Income For the Year Ended December 31, 2022
	Realized Gain (Loss)	Net Investment Income	Benefits
Total Line Items in which the Effects of Fair Value or
Cash Flow Hedges are Recorded	$418	$5,274	$8,203
Qualifying Hedges
Gain or (loss) on fair value hedging relationships:
Interest rate contracts:
Hedged items	–	(167)	–
Derivatives designated as hedging instruments	–	167
Gain or (loss) on cash flow hedging relationships:
Interest rate contracts:
Amount of gain or (loss) reclassified
from AOCI into income	–	2	–
Foreign currency contracts:
Amount of gain or (loss) reclassified
from AOCI into income	39	62	–
Non-Qualifying Hedges
Interest rate contracts	(2,113)	–	–
Foreign currency contracts	2	–	–
Equity market contracts	(2,075)	–	–
Commodity contracts	11	–	–
Credit contracts	(4)	–	–
LPR ceded derivative	–	–	106
Embedded derivatives:
Reinsurance-related	1,259	–	–
RILA, fixed indexed annuity and IUL contracts	1,760	–	–

As of December 31, 2024, $65 million of the deferred net gains (losses) on derivative instruments in AOCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to interest rate variances related to our interest rate swap agreements.

For the years ended December 31, 2024 and 2023, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

As of December 31, 2024 and 2023, we did not have any exposure related to CDSs for which we are the seller.

Credit Risk

We are exposed to credit losses in the event of non-performance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or non-performance risk. The non-performance risk is based upon assumptions for each counterparty’s credit spread over the estimated weighted average life of the counterparty exposure, less collateral held. As of December 31, 2024, the non-performance risk adjustment was zero. The credit risk associated with such agreements is minimized by entering into agreements with financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring derivative contracts to be governed by an International Swaps and Derivatives Association (“ISDA”) Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under nearly all of our ISDA agreements, we and LLANY have agreed to maintain certain financial strength ratings. A downgrade below these levels could result in termination of derivative contracts, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contracts. In certain transactions, we and the counterparty have entered into a credit support annex requiring either party to post collateral when net exposures exceed pre-determined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. We did not have any exposure as of December 31, 2024 or 2023.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

	As of December 31, 2024		As of December 31, 2023
S&P Credit Rating of Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty	Collateral Posted by Counterparty	Collateral Posted to Counterparty
AA-	$4,006	$(2)	$2,330	$(63)
A+	2,354	(89)	2,422	(125)
A	47	–	82	–
A-	632	–	273	–
Total cash collateral	$7,039	$(91)	$5,107	$(188)

Balance Sheet Offsetting

Information related to the effects of offsetting on the Consolidated Balance Sheets (in millions) was as follows:

	As of December 31, 2024
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$13,299	$2,698	$15,997
Gross amounts offset	(3,787)	–	(3,787)
Net amount of assets	9,512	2,698	12,210
Gross amounts not offset:
Cash collateral	(7,039)	–	(7,039)
Non-cash collateral (1)	(2,473)	–	(2,473)
Net amount	–	2,698	2,698

Financial Liabilities
Gross amount of recognized liabilities	608	12,449	13,057
Gross amounts offset	(432)	–	(432)
Net amount of liabilities	176	12,449	12,625
Gross amounts not offset:
Cash collateral	(91)	–	(91)
Non-cash collateral (2)	(85)	–	(85)
Net amount	$–	$12,449	$12,449

(1) Excludes excess non-cash collateral received of $791 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of $29 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

	As of December 31, 2023
	Derivative Instruments	Embedded Derivative Instruments	Total
Financial Assets
Gross amount of recognized assets	$10,714	$1,433	$12,147
Gross amounts offset	(4,409)	–	(4,409)
Net amount of assets	6,305	1,433	7,738
Gross amounts not offset:
Cash collateral	(5,107)	–	(5,107)
Non-cash collateral (1)	(1,198)	–	(1,198)
Net amount	–	1,433	1,433

Financial Liabilities
Gross amount of recognized liabilities	968	9,077	10,045
Gross amounts offset	(612)	–	(612)
Net amount of liabilities	356	9,077	9,433
Gross amounts not offset:
Cash collateral	(188)	–	(188)
Non-cash collateral (2)	(168)	–	(168)
Net amount	$–	$9,077	$9,077

(1) Excludes excess non-cash collateral received of $1.3 billion, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.
(2) Excludes excess non-cash collateral pledged of 81 million, as the collateral offset is limited to the net estimated fair value of derivatives after application of netting arrangements.

6. DAC, VOBA, DSI and DFEL

The following table reconciles DAC, VOBA and DSI (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DAC, VOBA and DSI
Variable Annuities	$4,104	$4,025
Fixed Annuities	423	456
Traditional Life	1,329	1,374
UL and Other	6,146	6,139
Group Protection	136	154
Retirement Plan Services	288	270
Total DAC, VOBA and DSI	$12,426	$12,418

The following table reconciles DFEL (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
DFEL
Variable Annuities	$293	$300
UL and Other (1)	6,406	5,579
Other Operations (2)	51	44
Total DFEL	$6,750	$5,923

(1) We reported $2.4 billion and $2.3 billion of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.
(2) Represents DFEL reported in Other Operations attributable to the indemnity reinsurance agreement with Protective that is excluded from the following tables. We reported $51 million and $44 million of ceded DFEL in reinsurance recoverables on the Consolidated Balance Sheets as of December 31, 2024 and 2023, respectively.

The following tables summarize the changes in DAC (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,868	$421	$1,332	$5,709	$154	$244
Business acquired (sold) through
reinsurance	–	–	–	(73)	(38)	–
Deferrals	454	44	107	420	134	21
Amortization	(363)	(72)	(145)	(302)	(114)	(19)
Balance as of end-of-year	$3,959	$393	$1,294	$5,754	$136	$246

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Traditional Life	UL and Other	Group Protection	Retirement Plan Services
Balance as of beginning-of-year	$3,880	$439	$1,286	$5,518	$141	$241
Deferrals	361	50	188	482	113	21
Amortization	(373)	(68)	(142)	(291)	(100)	(18)
Balance as of end-of-year	$3,868	$421	$1,332	$5,709	$154	$244

DAC amortization expense of $1.0 billion, $992 million and $969 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in VOBA (in millions):

	For the Year Ended December 31, 2024
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$15	$42	$402
Deferrals	–	–	2
Amortization	(2)	(7)	(38)
Balance as of end-of-year	$13	$35	$366

	For the Year Ended December 31, 2023
	Fixed Annuities	Traditional Life	UL and Other
Balance as of beginning-of-year	$17	$50	$454
Business acquired (sold)
through reinsurance	–	–	(11)
Deferrals	–	–	2
Amortization	(2)	(8)	(43)
Balance as of end-of-year	$15	$42	$402

VOBA amortization expense of $47 million, $53 million and $59 million was recorded in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively. No additions or write-offs were recorded for each respective year.

Estimated future amortization of VOBA (in millions), as of December 31, 2024, was as follows:

2025	$37
2026	33
2027	29
2028	24
2029	21

The following tables summarize the changes in DSI (in millions):

	For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$157	$20	$28	$26
Deferrals	2	–	1	17
Amortization	(14)	(3)	(3)	(1)
Balance as of end-of-year	$145	$17	$26	$42

	For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$167	$23	$30	$17
Deferrals	5	–	–	10
Amortization	(15)	(3)	(2)	(1)
Balance as of end-of-year	$157	$20	$28	$26

DSI amortization expense of $21 million, $21 million and $23 million was recorded in interest credited on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

The following tables summarize the changes in DFEL (in millions):

	For the Year Ended December 31, 2024		For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Variable Annuities	UL and Other
Balance as of beginning-of-year	$300	$5,579	$310	$4,766
Deferrals	19	1,114	19	1,074
Amortization	(26)	(287)	(29)	(261)
Balance as of end-of-year	293	6,406	300	5,579
Less: reinsurance recoverables	–	2,436	–	2,252
Balance as of end-of-year, net of reinsurance	$293	$3,970	$300	$3,327

DFEL amortization of $313 million, $290 million and $259 million was recorded in fee income on the Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2024, 2023 and 2022, respectively.

7. Reinsurance

The following summarizes reinsurance amounts (in millions) recorded on the Consolidated Statements of Comprehensive Income (Loss), excluding amounts attributable to the indemnity reinsurance agreements with Protective and Swiss Re:

	For the Years Ended December 31,
	2024	2023	2022
Direct insurance premiums and fee income	$14,052	$13,661	$13,479
Reinsurance assumed	90	91	102
Reinsurance ceded (1)	(7,790)	(5,168)	(2,374)
Total insurance premiums and fee income	$6,352	$8,584	$11,207

Direct insurance benefits	$10,845	$10,178	$10,266
Reinsurance ceded (1)	(8,745)	(5,150)	(2,063)
Total benefits	$2,100	$5,028	$8,203

Direct market risk benefit (gain) loss	$(2,819)	$(2,309)	$(3,517)
Reinsurance ceded	1,881	1,174	3,814
Total market risk benefit (gain) loss	$(938)	$(1,135)	$296

Direct policyholder liability remeasurement (gain) loss	$35	$(234)	$3,284
Reinsurance ceded	(55)	67	(839)
Total policyholder liability remeasurement (gain) loss	$(20)	$(167)	$2,445

(1) Includes impacts related to the 2024 and fourth quarter 2023 reinsurance transactions.

We and LLANY cede insurance to other companies. The portion of our annuity and life insurance risks exceeding each of our insurance companies’ retention limit is reinsured with other insurers. We seek reinsurance coverage to limit our exposure to mortality losses and to enhance our capital management. Reinsurance does not discharge us from our primary obligation to contract holders for losses incurred under the policies we issue. We evaluate each reinsurance agreement to determine whether the agreement provides indemnification against loss or liability. As discussed in Note 25, a portion of this reinsurance activity is with affiliated companies.

As of December 31, 2024, the policy for our reinsurance program was to retain no more than $20 million on a single insured life, with the retention on most policies being significantly below that. As the amount we retain varies by policy, we reinsured 25 of the mortality risk on newly issued life insurance contracts in 2024.

Reinsurance Exposures

We focus on obtaining reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our reinsurers. Significant reinsurance agreements are discussed below.

LPINE

In 2024, we entered into a reinsurance agreement with Lincoln Pinehurst Reinsurance Company (Bermuda) Limited (“LPINE”), an affiliated reinsurer, to reinsure certain blocks of in-force group protection and fixed annuity products.

This agreement is structured as coinsurance with funds withheld. As significant insurance risk was transferred for the group protection block, amounts recoverable from LPINE were $3.7 billion as of December 31, 2024. We reported a deferred loss of $14 million as of December 31, 2024. Fixed annuities are not life-contingent and do not contain significant insurance risk; therefore, we reported deposit assets of $7.9 billion as of December 31, 2024. In this coinsurance with funds withheld reinsurance agreement, we as the ceding company withhold, and therefore retain, the assets backing the reserves and deposit assets.

We held investments with a carrying value of $11.5 billion in support of reserves associated with the LPINE transaction in a funds withheld arrangement as of December 31, 2024, which consisted of the following (in millions):

Fixed maturity AFS securities	$9,287
Mortgage loans on real estate	1,941
Derivative instruments	190
Accrued investment income	97
Total	$11,515

LNBAR

We reinsure blocks of business to LNBAR, an affiliated reinsurer. Effective October 1, 2023, we entered into an agreement with LNBAR that is structured as a coinsurance treaty, with some assets withheld, for certain blocks of in-force MoneyGuard® products. As significant insurance risk was transferred for the MoneyGuard blocks, amounts recoverable from LNBAR were $14.2 billion and $13.2 billion as of December 31, 2024 and 2023, respectively. We reported a deferred gain on the transaction of $4.1 billion and $4.2 billion as of December 31, 2024 and 2023, respectively. We amortized $159 million and $14 million of the deferred gain during 2024 and 2023, respectively. We held other investments and cash and invested cash with a carrying value of $1.4 billion and $871 million as of December 31, 2024 and 2023, respectively, in support of reserves associated with this agreement.

LNBAR has funded trusts to support reserves ceded by us of which the balance in the trusts changes as a result of ongoing reinsurance activity and totaled $12.2 billion and $13.0 billion as of December 31, 2024 and 2023, respectively.

Fortitude Re

Effective October 1, 2023, we entered into a reinsurance agreement with Fortitude Re, an authorized Bermuda reinsurer with reciprocal jurisdiction reinsurer status in Indiana, to reinsure certain blocks of in-force UL with secondary guarantees (“ULSG”) and fixed annuity products, including group pension annuities. Fortitude Re represents our largest unaffiliated reinsurance exposure as of December 31, 2024.

The agreement between us and Fortitude Re is structured as a coinsurance treaty for the ULSG and fixed annuities blocks. As significant insurance risk was transferred for ULSG products and life-contingent annuities, amounts recoverable from Fortitude Re were $10.6 billion and $10.5 billion as of December 31, 2024 and 2023, respectively. We reported a deferred loss on the transaction of $2.6 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We amortized $90 million and $11 million of the deferred loss during 2024 and 2023, respectively. Annuities that are not life-contingent do not contain significant insurance risk; therefore, we reported deposit assets for these contracts of $3.0 billion and $4.2 billion as of December 31, 2024 and 2023, respectively.

Resolution Life

Effective October 1, 2021, we entered into a reinsurance agreement with Security Life of Denver Insurance Company (a subsidiary of Resolution Life that we refer to herein as “Resolution Life”) to reinsure liabilities under a block of in-force executive benefit and universal life policies. The agreement is structured as coinsurance for the general account reserves and modified coinsurance for the separate account reserves. Amounts recoverable from Resolution Life were $4.9 billion and $5.0 billion as of December 31, 2024 and 2023, respectively. Resolution Life has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $3.8 billion as of December 31, 2024 and 2023.

Commonwealth

Effective January 15, 2020, we entered into a coinsurance agreement with Commonwealth Annuity and Life Insurance Company (“Commonwealth”) to reinsure fixed annuity products, which resulted in a net deposit asset of $9.5 billion and $6.2 billion as of December 31, 2024 and 2023, respectively. Commonwealth has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.0 billion and $5.9 billion as of December 31, 2024 and 2023, respectively.

Protective

The sale of individual life and individual and group annuity business acquired from Liberty Life Assurance Company of Boston completed May 1, 2018 resulted in amounts recoverable from Protective of $8.4 billion and $9.1 billion as of December 31, 2024 and 2023, respectively. Protective has funded trusts, the balances of which change as a result of ongoing reinsurance activity to support the business ceded, that totaled $9.9 billion and $10.5 billion as of December 31, 2024 and 2023, respectively.

Athene

Effective October 1, 2018, we entered into a modified coinsurance agreement with Athene Holding Ltd. (“Athene”) to reinsure fixed annuity products, which resulted in a deposit asset of $2.1 billion and $2.7 billion as of December 31, 2024 and 2023, respectively. We held assets in support of reserves associated with the Athene transaction in a modified coinsurance investment portfolio, which consisted of the following (in millions):

	As of December 31,
	2024	2023
Fixed maturity AFS securities	$142	$177
Trading securities	1,385	1,556
Equity securities	42	58
Mortgage loans on real estate	232	288
Derivative investments	46	43
Other investments	54	41
Cash and invested cash	147	582
Accrued investment income	18	23
Other assets	1	6
Total	$2,067	$2,774

The portfolio was supported by $61 million of over-collateralization and a $63 million LOC as of December 31, 2024. Additionally, we recorded a deferred gain on business sold through reinsurance related to the transaction with Athene and amortized $26 million, $33 million and $25 million of the gain during 2024, 2023 and 2022, respectively.

Swiss Re

Our reinsurance operations were acquired by Swiss Re in December 2001 through a series of indemnity reinsurance transactions. As such, Swiss Re reinsured certain liabilities and obligations under the indemnity reinsurance agreements. As we are not relieved of our liability to the ceding companies for this business, the liabilities and obligations associated with the reinsured policies remain on the Consolidated Balance Sheets with a corresponding reinsurance recoverable from Swiss Re, which totaled $1.3 billion and $1.6 billion as of December 31, 2024 and 2023, respectively. Swiss Re has funded a trust, with a balance of $617 million and $656 million as of December 31, 2024 and 2023, respectively, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets consist of those reported as trading securities and certain mortgage loans.

Credit Losses on Reinsurance-Related Assets

In connection with our recognition of an allowance for credit losses for reinsurance-related assets, we perform a quantitative analysis using a probability of loss approach to estimate expected credit losses for reinsurance recoverables, inclusive of similar assets recognized using the deposit method of accounting. Our allowance for credit losses was $95 million and $76 million as of December 31, 2024 and 2023, respectively.

8. Goodwill and Specifically Identifiable Intangible Assets

The changes in the carrying amount of goodwill (in millions) by segment were as follows:

			For the Year Ended December 31, 2024
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

			For the Year Ended December 31, 2023
	Gross Goodwill as of Beginning- of-Year	Accumulated Impairment as of Beginning- of-Year	Net Goodwill as of Beginning- of-Year	Impairment	Net Goodwill as of End- of-Year
Annuities	$1,040	$(600)	$440	$–	$440
Group Protection	684	–	684	–	684
Retirement Plan Services	20	–	20	–	20
Total goodwill	$1,744	$(600)	$1,144	$–	$1,144

The fair values of our reporting units (Level 3 fair value estimates) are comprised of the value of in-force (i.e., existing) business and the value of new business. Specifically, new business is representative of cash flows and profitability associated with policies or contracts we expect to issue in the future, reflecting our forecasts of future sales volume and product mix over a 10-year period. To determine the values of in-force and new business, we use a discounted cash flows technique that applies a discount rate reflecting the market expected, weighted-average rate of return adjusted for the risk factors associated with operations to the projected future cash flows for each reporting unit.
2024 and 2023 Analysis

As of October 1, 2024 and 2023, we performed our annual quantitative goodwill impairment test for our Annuities, Group Protection and Retirement Plan Services reporting units, and, as of each such date, the fair value was in excess of each reporting unit’s carrying value.

2022 Analysis

As a result of the capital market environment during the third quarter of 2022, including (i) declining equity markets and (ii) the impact of rising interest rates on our discount rate assumption, we accelerated our quantitative goodwill impairment test for our Life Insurance reporting unit as we concluded that there were indicators of impairment. Based on this quantitative test, which included updating our best estimate assumptions therein, we incurred an impairment during the third quarter of 2022 of the Life Insurance reporting unit goodwill of $634 million, which represented a write-off of the entire balance of goodwill for the reporting unit.
As of October 1, 2022, we performed our annual quantitative goodwill impairment test for our other reporting units, and, as of such date, the fair value was in excess of the carrying value for each of the Annuities, Group Protection and Retirement Plan Services reporting units.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by segment were as follows:

	As of December 31, 2024		As of December 31, 2023
	Gross Carrying Amount	Accumulated Amortization	Gross Carrying Amount	Accumulated Amortization
Life Insurance:
Sales force	$100	$75	$100	$71
Group Protection:
VOCRA	576	175	576	145
VODA	31	15	31	12
Retirement Plan Services:
Mutual fund contract rights (1)	5	–	5	–
Total	$712	$265	$712	$228

(1) No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2024, was as follows:

2025	$37
2026	37
2027	37
2028	37
2029	35
Thereafter	259

9. MRBs

The following table reconciles MRBs (in millions) to MRB assets and MRB liabilities on the Consolidated Balance Sheets:

	As of December 31, 2024			As of December 31, 2023
	Assets	Liabilities	Net (Assets) Liabilities	Assets	Liabilities	Net (Assets) Liabilities

Variable Annuities	$4,737	$933	$(3,804)	$3,763	$1,583	$(2,180)
Fixed Annuities	78	110	32	96	128	32
Retirement Plan Services	45	3	(42)	35	5	(30)
Total MRBs	$4,860	$1,046	$(3,814)	$3,894	$1,716	$(2,178)

The following table summarizes the balances of and changes in net MRB (assets) liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	Retirement Plan Services	Variable Annuities	Fixed Annuities	Retirement Plan Services

Balance as of beginning-of-year	$(2,180)	$32	$(30)	$(662)	$(45)	$(22)
Less: Effect of cumulative changes in
non-performance risk	(1,299)	(58)	(4)	(2,173)	(40)	(2)
Balance as of beginning-of-year, before the effect
of changes in non-performance risk	(881)	90	(26)	1,511	(5)	(20)
Issuances	6	–	–	8	–	–
Attributed fees collected	1,520	31	8	1,497	32	6
Benefit payments	(34)	–	–	(64)	–	–
Effect of changes in interest rates	(1,918)	(70)	(18)	(110)	(24)	5
Effect of changes in equity markets	(2,277)	(16)	(8)	(3,167)	(12)	(13)
Effect of changes in equity index volatility	(88)	(5)	–	(593)	9	(3)
In-force updates and other changes in MRBs (1)	213	6	8	136	5	1
Effect of assumption review:
Effect of changes in future expected
policyholder behavior	7	11	–	(33)	70	–
Effect of changes in other future expected
assumptions (2)	(199)	18	(6)	(66)	15	(2)
Balance as of end-of-year, before the effect of
changes in non-performance risk	(3,651)	65	(42)	(881)	90	(26)
Effect of cumulative changes in
non-performance risk	(153)	(33)	–	(1,299)	(58)	(4)
Balance as of end-of-year	(3,804)	32	(42)	(2,180)	32	(30)
Less: ceded MRB assets (liabilities)	(2,736)	–	(13)	(870)	–	(5)
Balance as of end-of-year, net of reinsurance	$(1,068)	$32	$(29)	$(1,310)	$32	$(25)

Weighted-average age of policyholders (years)	73	70	63	72	68	63
Net amount at risk (3)	$1,962	$240	$3	$3,031	$203	$4

(1)    Consists primarily of changes in MRB assets and liabilities related to differences between separate account fund performance and modeled indices and other changes such as actual to expected policyholder behavior.
(2)    Consists primarily of the update of fund mapping, volatility and other capital market assumptions.
(3)    Net amount at risk (“NAR”) is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit feature exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.

Effect of Assumption Review

For the year ended December 31, 2024, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to capital market assumptions. For the year ended December 31, 2024, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review driven by model enhancements and updates to policyholder GLB utilization assumptions. Retirement Plan Services did not have any significant assumption updates.

For the year ended December 31, 2023, Variable Annuities had a favorable impact to net income (loss) attributable to the annual assumption review from updates to volatility and policyholder GLB utilization behavior assumptions, partially offset by unfavorable impacts from updates to mortality and policyholder lapse behavior assumptions. For the year ended December 31, 2023, Fixed Annuities had an unfavorable impact to net income (loss) attributable to the annual assumption review from updates to mortality and policyholder GLB utilization and lapse behavior assumptions. Retirement Plan Services did not have any significant assumption updates.

See “MRBs” in Note 1 and Note 14 for details related to our fair value judgments, assumptions, inputs and valuation methodology.

10. Separate Accounts

The following table presents the fair value of separate account assets (in millions) reported on the Consolidated Balance Sheets by major investment category:

	As of December 31,
	2024	2023
Mutual funds and collective investment trusts	$167,759	$157,578
Exchange-traded funds	336	350
Fixed maturity AFS securities	161	167
Cash and invested cash	12	25
Other investments	170	137
Total separate account assets	$168,438	$158,257

The following table reconciles separate account liabilities (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$117,998	$113,356
UL and Other	28,841	25,150
Retirement Plan Services	21,541	19,699
Other Operations (1)	58	52
Total separate account liabilities	$168,438	$158,257

(1) Represents separate account liabilities reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($49 million and $46 million as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances of and changes in separate account liabilities (in millions):

	As of or For the Year Ended December 31, 2024			As of or For the Year Ended December 31, 2023
	Variable Annuities	UL and Other	Retirement Plan Services	Variable Annuities	UL and Other	Retirement Plan Services

Balance as of beginning-of-year	$113,356	$25,150	$19,699	$105,573	$20,920	$16,996
Gross deposits	4,765	1,483	2,302	2,982	1,630	2,222
Withdrawals	(14,074)	(477)	(3,378)	(10,177)	(313)	(2,527)
Policyholder assessments	(2,639)	(995)	(182)	(2,510)	(964)	(163)
Change in market performance	15,548	3,876	3,072	16,870	3,973	3,221
Net transfers from (to) general account	1,042	(196)	28	618	(96)	(50)
Balance as of end-of-year	$117,998	$28,841	$21,541	$113,356	$25,150	$19,699

Cash surrender value	$116,612	$26,435	$21,526	$111,928	$22,760	$19,684

11. Policyholder Account Balances

The following table reconciles policyholder account balances (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Variable Annuities	$35,267	$29,141
Fixed Annuities	25,941	25,330
UL and Other	36,242	36,784
Retirement Plan Services	23,619	23,784
Other (1)	4,749	5,277
Total policyholder account balances	$125,818	$120,316

(1) Represents policyholder account balances reported primarily in Other Operations attributable to the indemnity reinsurance agreements with Protective ($4.4 billion and $4.9 billion as of December 31, 2024 and December 31, 2023, respectively) that are excluded from the following tables.

The following table summarizes the balances and changes in policyholder account balances (in millions):

	As of or For the Year Ended December 31, 2024
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$29,141	$25,330	$36,784	$23,784
Gross deposits	4,756	4,226	3,605	3,407
Withdrawals	(1,321)	(4,825)	(1,438)	(4,495)
Policyholder assessments	(1)	(61)	(4,480)	(14)
Net transfers from (to) separate account	(477)	–	196	251
Interest credited	695	802	1,459	686
Change in fair value of embedded derivative
instruments and other	2,474	469	116	–
Balance as of end-of-year	$35,267	$25,941	$36,242	$23,619

Weighted-average crediting rate	2.1%	3.1%	4.0%	2.9%
Net amount at risk (1)(2)	$1,962	$240	$295,984	$3
Cash surrender value	34,018	24,845	31,992	23,586

	As of or For the Year Ended December 31, 2023
	Variable Annuities	Fixed Annuities	UL and Other	Retirement Plan Services
Balance as of beginning-of-year	$22,184	$23,338	$37,258	$25,138
Gross deposits	4,709	5,130	3,739	2,776
Withdrawals	(742)	(3,926)	(1,430)	(4,494)
Policyholder assessments	(1)	(56)	(4,464)	(14)
Net transfers from (to) separate account	(427)	–	97	(295)
Interest credited	548	642	1,463	673
Change in fair value of embedded derivative
instruments and other	2,870	202	121	–
Balance as of end-of-year	$29,141	$25,330	$36,784	$23,784

Weighted-average crediting rate	2.1%	2.7%	4.0%	2.7%
Net amount at risk (1)(2)	$3,031	$203	$300,994	$4
Cash surrender value	27,975	24,324	32,585	23,765

(1) NAR is the current guaranteed minimum benefit in excess of the current account balance as of the balance sheet date. For GLBs, the guaranteed minimum benefit is calculated based on the present value of GLB payments. Our variable annuity products may offer more than one type of guaranteed benefit rider to a policyholder. In instances where more than one guaranteed benefit rider exists in a contract, the guaranteed benefit rider that provides the highest NAR is used in the calculation.
(2) Calculation is based on total account balances and includes both policyholder account balances and separate account balances.

The following table presents policyholder account balances (in millions) by range of guaranteed minimum crediting rates and the related range of difference, in basis points, between the interest being credited to policyholders and the respective guaranteed contract minimums:

	As of December 31, 2024
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	3	–	–	–	7	10
2.01% - 3.00%	511	–	–	–	–	511
3.01% - 4.00%	1,231	–	–	–	–	1,231
4.01% and above	8	–	–	–	–	8
Other (1)	–	–	–	–	–	33,507
Total	$1,753	$–	$–	$–	$7	$35,267

Fixed Annuities
Up to 1.00%	$298	$801	$540	$255	$2,319	$4,213
1.01% - 2.00%	235	174	150	218	4,728	5,505
2.01% - 3.00%	1,570	27	1	2	37	1,637
3.01% - 4.00%	1,518	–	–	–	–	1,518
4.01% and above	170	–	–	–	–	170
Other (1)	–	–	–	–	–	12,898
Total	$3,791	$1,002	$691	$475	$7,084	$25,941

UL and Other
Up to 1.00%	$264	$–	$226	$122	$486	$1,098
1.01% - 2.00%	543	–	–	–	2,974	3,517
2.01% - 3.00%	6,600	10	151	–	–	6,761
3.01% - 4.00%	14,725	–	1	–	–	14,726
4.01% and above	3,564	–	–	–	–	3,564
Other (1)	–	–	–	–	–	6,576
Total	$25,696	$10	$378	$122	$3,460	$36,242

Retirement Plan Services
Up to 1.00%	$524	$305	$735	$3,332	$5,551	$10,447
1.01% - 2.00%	470	1,001	1,890	942	588	4,891
2.01% - 3.00%	2,195	28	85	1	–	2,309
3.01% - 4.00%	4,272	111	8	12	–	4,403
4.01% and above	1,569	–	–	–	–	1,569
Total	$9,030	$1,445	$2,718	$4,287	$6,139	$23,619

	As of December 31, 2023
	At Guaranteed Minimum	1-50 Basis Points Above	51-100 Basis Points Above	101-150 Basis Points Above	Greater Than 150 Basis Points Above	Total
Range of Guaranteed
Minimum Crediting Rate
Variable Annuities
Up to 1.00%	$–	$–	$–	$–	$–	$–
1.01% - 2.00%	5	–	–	–	7	12
2.01% - 3.00%	576	–	–	–	–	576
3.01% - 4.00%	1,370	–	–	–	–	1,370
4.01% and above	10	–	–	–	–	10
Other (1)	–	–	–	–	–	27,173
Total	$1,961	$–	$–	$–	$7	$29,141

Fixed Annuities
Up to 1.00%	$696	$511	$546	$505	$2,429	$4,687
1.01% - 2.00%	426	97	235	527	3,081	4,366
2.01% - 3.00%	1,805	35	6	–	18	1,864
3.01% - 4.00%	903	–	–	–	–	903
4.01% and above	180	–	–	–	–	180
Other (1)	–	–	–	–	–	13,330
Total	$4,010	$643	$787	$1,032	$5,528	$25,330

UL and Other
Up to 1.00%	$275	$–	$195	$121	$352	$943
1.01% - 2.00%	557	–	–	–	3,125	3,682
2.01% - 3.00%	6,925	11	148	–	–	7,084
3.01% - 4.00%	15,202	–	1	–	–	15,203
4.01% and above	3,730	–	–	–	–	3,730
Other (1)	–	–	–	–	–	6,142
Total	$26,689	$11	$344	$121	$3,477	$36,784

Retirement Plan Services
Up to 1.00%	$452	$569	$744	$4,904	$2,979	$9,648
1.01% - 2.00%	550	2,065	1,575	832	–	5,022
2.01% - 3.00%	2,492	–	–	–	–	2,492
3.01% - 4.00%	5,012	–	–	–	–	5,012
4.01% and above	1,610	–	–	–	–	1,610
Total	$10,116	$2,634	$2,319	$5,736	$2,979	$23,784

(1) Consists of indexed account balances that include the fair value of embedded derivative instruments, payout annuity account balances, short-term dollar cost averaging annuities business and policy loans.

12. Future Contract Benefits

The following table reconciles future contract benefits (in millions) to the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Payout Annuities (1)	$2,008	$2,084
Traditional Life (1)	3,504	3,553
Group Protection (2)	5,628	5,689
UL and Other (3)	16,663	15,752
Other Operations (4)	8,958	9,753
Other (5)	3,241	3,343
Total future contract benefits	$40,002	$40,174

(1) See LFPB below for further information.
(2) See “Liability for Future Claims” below for further information.
(3) See “Additional Liabilities for Other Insurance Benefits” below for further information.
(4) Represents future contract benefits reported in Other Operations primarily attributable to the indemnity reinsurance agreements with Protective ($5.4 billion and $5.6 billion as of December 31, 2024 and 2023, respectively) and Swiss Re ($1.7 billion and $2.1 billion as of December 31, 2024 and 2023, respectively) that are excluded from the following tables.
(5) Represents other miscellaneous reserves that are not representative of long-duration contracts and are excluded from the following tables.

LFPB

The following table summarizes the balances of and changes in the present values of expected net premiums and LFPB (in millions, except years):

	As of or For the Year Ended December 31, 2024		As of or For the Year Ended December 31, 2023
	Payout Annuities	Traditional Life	Payout Annuities	Traditional Life

Present Value of Expected Net Premiums
Balance as of beginning-of-year	$–	$6,084	$–	$5,896
Less: Effect of cumulative changes in discount
rate assumptions	–	(152)	–	(584)
Beginning balance at original discount rate	–	6,236	–	6,480
Effect of changes in cash flow assumptions	–	(3)	–	(5)
Effect of actual variances from expected experience	–	(45)	–	(275)
Adjusted balance as of beginning-of-year	–	6,188	–	6,200
Issuances	–	361	–	580
Interest accrual	–	245	–	236
Net premiums collected	–	(766)	–	(784)
Flooring impact of LFPB	–	–	–	4
Ending balance at original discount rate	–	6,028	–	6,236
Effect of cumulative changes in discount rate assumptions	–	(277)	–	(152)
Balance as of end-of-year	$–	$5,751	$–	$6,084

Present Value of Expected LFPB
Balance as of beginning-of-year	$2,084	$9,637	$2,003	$9,086
Less: Effect of cumulative changes in discount
rate assumptions	(187)	(202)	(263)	(793)
Beginning balance at original discount rate (1)	2,271	9,839	2,266	9,879
Effect of changes in cash flow assumptions	–	(105)	–	(21)
Effect of actual variances from expected experience	3	(68)	1	(305)
Adjusted balance as of beginning-of-year	2,274	9,666	2,267	9,553
Issuances	102	361	109	580
Interest accrual	87	380	86	364
Benefit payments	(204)	(706)	(191)	(658)
Ending balance at original discount rate (1)	2,259	9,701	2,271	9,839
Effect of cumulative changes in discount rate assumptions	(251)	(446)	(187)	(202)
Balance as of end-of-year	$2,008	$9,255	$2,084	$9,637

Net balance as of end-of-year	$2,008	$3,504	$2,084	$3,553
Less: reinsurance recoverables	1,488	217	1,627	255
Net balance as of end-of-year, net of reinsurance	$520	$3,287	$457	$3,298

Weighted-average duration of future policyholder
benefit liability (years)	9	9	9	10

(1) Includes deferred profit liability within Payout Annuities of $62 million, $56 million and $38 million as of December 31, 2024, December 31, 2023 and December 31, 2022, respectively.

For the year ended December 31, 2024, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review, and Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder behavior assumptions. For the year ended December 31, 2024, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

For the year ended December 31, 2023, Payout Annuities did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2023, Traditional Life had a favorable cash flow assumption impact from updates to mortality assumptions, partially offset by an unfavorable impact from updates to policyholder lapse behavior assumptions. For the year ended December 31, 2023, Payout Annuities and Traditional Life did not have any significantly different actual experience compared to expected.

The following table summarizes the discounted and undiscounted expected future gross premiums and expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Payout Annuities
Expected future gross premiums	$–	$–	$–	$–
Expected future benefit payments	3,427	2,008	3,481	2,084
Traditional Life
Expected future gross premiums	13,498	9,075	13,406	9,341
Expected future benefit payments (1)	13,857	9,255	13,404	9,637

(1) We refined the process for calculating undiscounted expected future benefit payments during 2024, which, if applied to 2023, would increase the prior year reported number by $697 million.

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Payout Annuities
Gross premiums	$108	$116	$133
Interest accretion	87	86	84
Traditional Life
Gross premiums	1,189	1,183	1,136
Interest accretion	135	128	117
The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Payout Annuities
Interest accretion rate	4.0%	3.9%
Current discount rate	5.4%	4.9%
Traditional Life
Interest accretion rate	4.9%	5.0%
Current discount rate	5.1%	4.7%

Liability for Future Claims

The following table summarizes the balances of and changes in liability for future claims (in millions, except years):

	Group Protection
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$5,689	$5,462
Less: Effect of cumulative changes in discount
rate assumptions	(490)	(597)
Beginning balance at original discount rate	6,179	6,059
Effect of changes in cash flow assumptions	(2)	(27)
Effect of actual variances from expected
experience	(345)	(261)
Adjusted beginning-of-year balance	5,832	5,771
New incidence	1,641	1,702
Interest	181	159
Benefit payments	(1,476)	(1,453)
Ending balance at original discount rate	6,178	6,179
Effect of cumulative changes in discount
rate assumptions	(550)	(490)
Balance as of end-of-year	5,628	5,689
Less: reinsurance recoverables (1)	3,771	123
Balance as of end-of-year, net of reinsurance	$1,857	$5,566

Weighted-average duration of liability for future
claims (years)	5	5

(1) Increase in reinsurance recoverables driven by the 2024 reinsurance transaction. See Note 7 for additional information.

For the year ended December 31, 2024, we did not have a significant cash flow assumption impact to net income (loss) attributable to the annual assumption review. For the year ended December 31, 2024, we experienced more favorable reported incidence and claim terminations than assumed.

For the year ended December 31, 2023, we had a favorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to long-term disability and life waiver claim termination rate assumptions, partially offset by unfavorable impacts from updates to long-term disability social security offset assumptions. For the year ended December 31, 2023, we experienced more favorable reported incidence and claim terminations than assumed.

The following table summarizes the discounted and undiscounted expected future benefit payments (in millions):

	As of December 31, 2024		As of December 31, 2023
	Undiscounted	Discounted	Undiscounted	Discounted
Group Protection
Expected future benefit payments	$7,368	$5,628	$7,250	$5,689

The following table summarizes the gross premiums and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Group Protection
Gross premiums	$3,563	$3,549	$3,393
Interest accretion	181	159	141

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
Group Protection
Interest accretion rate	3.3%	3.0%
Current discount rate	5.1%	4.7%

Additional Liabilities for Other Insurance Benefits

The following table summarizes the balances of and changes in additional liabilities for other insurance benefits (in millions, except years):

	UL and Other
	As of or For the Years Ended December 31,
	2024	2023
Balance as of beginning-of-year	$15,752	$14,777
Less: Effect of cumulative changes in shadow
balance in AOCI	(853)	(905)
Balance as of beginning-of-year, excluding
shadow balance in AOCI	16,605	15,682
Effect of changes in cash flow assumptions	207	165
Effect of actual variances from expected
experience	288	(77)
Adjusted beginning-of-year balance	17,100	15,770
Interest accrual	841	765
Net assessments collected	1,288	658
Benefit payments	(1,051)	(588)
Balance as of end-of-year, excluding
shadow balance in AOCI	18,178	16,605
Effect of cumulative changes in shadow
balance in AOCI	(1,515)	(853)
Balance as of end-of-year	16,663	15,752
Less: reinsurance recoverables	10,748	9,505
Balance as of end-of-year, net of reinsurance	$5,915	$6,247

Weighted-average duration of additional liabilities
for other insurance benefits (years)	16	17

For the year ended December 31, 2024, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review for updates to policyholder behavior and mortality assumptions that were partially offset by updates to capital market assumptions. For the year ended December 31, 2024, we had unfavorable actual mortality experience compared to expected on reinsured and retained business.

For the year ended December 31, 2023, we had an unfavorable cash flow assumption impact to net income (loss) attributable to the annual assumption review from updates to policyholder lapse behavior assumptions, partially offset by a favorable impact from updates to interest rate assumptions. For the year ended December 31, 2023, we did not have any significantly different actual experience compared to expected.

The following table summarizes the gross assessments and interest accretion (in millions) recognized in insurance premiums and benefits, respectively, on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
UL and Other
Gross assessments	$3,093	$1,221	$2,818
Interest accretion	841	765	626

The following table summarizes the weighted-average interest rates:

	For the Years Ended December 31,
	2024	2023
UL and Other
Interest accretion rate	5.4%	5.3%

13. Short-Term and Long-Term Debt

Details underlying short-term and long-term debt (in millions) were as follows:

	As of December 31,
	2024	2023
Short-Term Debt
Current maturities of long-term debt (1)	$–	$50
Short-term debt (2)	24	790
Total short-term debt	$24	$840

Long-Term Debt, Excluding Current Portion
6.03% surplus note, due 2028 (1)(3)	$750	$750
6.56% surplus note, due 2028 (1)(3)	500	500
SOFR + 111 bps surplus note, due 2028 (1)(4)	71	71
SOFR + 226 bps surplus note, due 2028 (5)	522	544
SOFR + 200 bps surplus note, due 2035 (1)(4)	30	30
SOFR + 155 bps surplus note, due 2037 (1)(4)	25	25
4.20% surplus note, due 2037 (1)(4)	50	50
SOFR + 100 bps surplus note, due 2037 (1)(4)	154	154
4.225% surplus note, due 2037 (1)(4)	28	28
4.00% surplus note, due 2037 (1)(4)	30	30
4.50% surplus note, due 2038 (1)(4)	13	13
Total long-term debt	$2,173	$2,195

(1) Surplus note issued to LNC.
(2) The short-term debt represents short-term notes payable to LNC related to the cash management agreement.
(3) Subject to approval by the Commissioner, LNC has the right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds the surplus as of the date of note issuance, and subject to approval by the Commissioner.
(4) Subject to approval by the Commissioner, we have the right to repay the note in whole or in part prior to the maturity date, if our statutory capital surplus exceeds the sum of our surplus at closing plus any accrued but unpaid interest.
(5) Surplus note issued to a wholly owned subsidiary of LNC.

Effective July 1, 2023, we transitioned from LIBOR to Secured Overnight Financing Rate (“SOFR”) as the reference rate for our variable-rate debt.

Future principal payments due on long-term debt (in millions) as of December 31, 2024, were as follows:

2025	$–
2026	–
2027	–
2028	1,843
2029	–
Thereafter	330
Total	$2,173

Credit Facilities

Credit facilities, which allow for borrowing or issuances of LOCs, (in millions) were as follows:

		As of December 31, 2024
	Expiration Date	Maximum Available	LOCs Issued
Credit Facilities
Five-year revolving credit facility (1)	December 21, 2028	$2,000	$250
LOC facility (2)	August 26, 2031	965	895
LOC facility (2)	October 1, 2031	827	827
Total		$3,792	$1,972

(1) LOCs issued represents LOCs issued by LNC and its subsidiaries. LNL and its subsidiaries had 3 million of LOCs issued as of December 31, 2024. The LOCs of which LNL and its subsidiaries are the beneficiary aggregated to $236 million as of December 31, 2024.
(2) Our wholly owned subsidiaries entered into irrevocable LOC facility agreements with third-party lenders supporting inter-company reinsurance agreements where LNL is the beneficiary.

On December 21, 2023, LNC entered into a second amended and restated credit agreement with a syndicate of banks, which amended and restated our existing five-year revolving amended and restated credit agreement. The credit agreement, which is unsecured, allows for the issuance of LOCs and borrowing of up to $2.0 billion and has a commitment termination date of December 21, 2028. The LOCs under the credit facility are used primarily to satisfy reserve credit requirements of (i) LNL and LNC’s other domestic insurance companies for which reserve credit is provided by our captive reinsurance subsidiaries and LNBAR and (ii) certain ceding companies of our legacy reinsurance business.

The credit agreement, as currently in effect, contains:

•Customary terms and conditions, including covenants restricting the ability of LNC and its subsidiaries to incur liens and the ability of LNC to merge or consolidate with another entity where it is not the surviving entity and dispose of all or substantially all of its assets;
•Financial covenants including maintenance by LNC of a minimum consolidated net worth equal to the sum of $8.626 billion plus 50% of the aggregate net proceeds of equity issuances received by LNC or any of its subsidiaries after September 30, 2023, all as more fully set forth in the agreement; and a debt-to-capital ratio as defined in accordance with the agreement not to exceed 0.35 to 1.00;
•A cap on LNC’s secured non-operating indebtedness and non-operating indebtedness of LNC’s subsidiaries equal to 7.5% of total capitalization, as defined in accordance with the agreement; and
•Customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default.

Upon an event of default, the credit agreement, as currently in effect, provides that, among other things, the commitments may be terminated and the loans then outstanding may be declared due and payable. As of December 31, 2024, LNC was in compliance with all such covenants.

Our LOC facility agreements each contain customary terms and conditions, including early termination fees, covenants restricting the ability of the subsidiaries to incur liens, merge or consolidate with another entity and dispose of all or substantially all of their assets. Upon an event of early termination, the agreements require the immediate payment of all or a portion of the present value of the future LOC fees that would have otherwise been paid. Further, the agreements contain customary events of default, subject to certain materiality thresholds and grace periods for certain of those events of default. The events of default include payment defaults, covenant defaults, material inaccuracies in representations and warranties, bankruptcy and liquidation proceedings and other customary defaults. Upon an event of default, the agreements provide that, among other things, obligations to issue, amend or increase the amount of any LOC shall be terminated and any obligations shall become immediately due and payable. As of December 31, 2024, we were in compliance with all such covenants.

14. Fair Value of Financial Instruments

Financial Instruments Carried at Fair Value

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels:

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$54,808	$7,025	$61,833
U.S. government bonds	370	20	–	390
State and municipal bonds	–	2,148	–	2,148
Foreign government bonds	–	233	–	233
RMBS	–	1,691	12	1,703
CMBS	–	1,575	8	1,583
ABS	–	11,670	2,099	13,769
Hybrid and redeemable preferred securities	47	122	72	241
Trading securities	–	1,740	265	2,005
Equity securities	–	260	34	294
Mortgage loans on real estate	–	–	232	232
Derivative investments (1)	–	13,728	3	13,731
Other investments – short-term investments	–	369	23	392
MRB assets	–	–	4,860	4,860
Other assets:
Ceded MRBs	–	–	14	14
Indexed annuity ceded embedded derivatives	–	–	1,970	1,970
LPR ceded derivative	–	–	190	190
Separate account assets	391	168,047	–	168,438
Total assets	$808	$256,411	$16,807	$274,026

Liabilities
Policyholder account balances – RILA, fixed annuity
and IUL contracts	$–	$–	$(12,449)	$(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	787	(59)	728
MRB liabilities	–	–	(1,046)	(1,046)
Other liabilities:
Ceded MRBs	–	–	(2,763)	(2,763)
Derivative liabilities (1)	–	(4,256)	(139)	(4,395)
Total liabilities	$–	$(3,469)	$(16,456)	$(19,925)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair
	(Level 1)	(Level 2)	(Level 3)	Value
Assets
Investments:
Fixed maturity AFS securities:
Corporate bonds	$–	$57,397	$6,469	$63,866
U.S. government bonds	373	20	–	393
State and municipal bonds	–	2,537	5	2,542
Foreign government bonds	–	278	–	278
RMBS	–	1,589	13	1,602
CMBS	–	1,336	8	1,344
ABS	–	10,559	1,484	12,043
Hybrid and redeemable preferred securities	46	138	48	232
Trading securities	–	2,037	284	2,321
Equity securities	1	263	42	306
Mortgage loans on real estate	–	–	288	288
Derivative investments (1)	–	10,705	622	11,327
Other investments – short-term investments	–	233	–	233
MRB assets	–	–	3,894	3,894
Other assets:
Ceded MRBs	–	–	274	274
Indexed annuity ceded embedded derivatives	–	–	940	940
LPR ceded derivative	–	–	206	206
Separate account assets	402	157,855	–	158,257
Total assets	$822	$244,947	$14,577	$260,346

Liabilities
Policyholder account balances – RILA,
fixed annuity and IUL contracts	$–	$–	$(9,077)	$(9,077)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives	–	493	–	493
MRB liabilities	–	–	(1,716)	(1,716)
Other liabilities:
Ceded MRBs	–	–	(1,149)	(1,149)
Derivative liabilities (1)	–	(4,792)	(586)	(5,378)
Total liabilities	$–	$(4,299)	$(12,528)	$(16,827)

(1) Derivative investment assets and liabilities are presented within the fair value hierarchy on a gross basis by derivative type and not on a master netting basis by counterparty.

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology. The summary schedule excludes changes to MRB assets and MRB liabilities as these balances are rolled forward in Note 9.

	For the Year Ended December 31, 2024
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$6,469	$(3)	$(9)	$702	$(134)	$7,025
State and municipal bonds	5	–	–	–	(5)	–
RMBS	13	–	(2)	6	(5)	12
CMBS	8	–	–	28	(28)	8
ABS	1,484	2	24	1,037	(448)	2,099
Hybrid and redeemable preferred
securities	48	–	3	12	9	72
Trading securities	284	1	–	(20)	–	265
Equity securities	42	(4)	–	–	(4)	34
Mortgage loans on real estate	288	9	1	(66)	–	232
Other investments	–	–	–	13	10	23
Other assets:
Ceded MRBs (3)	274	(260)	–	–	–	14
Indexed annuity ceded embedded
derivatives (4)	940	227	–	803	–	1,970
LPR ceded derivative (5)	206	(16)	–	–	–	190
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(9,077)	(3,059)	–	(313)	–	(12,449)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (4)	–	(59)	–	–	–	(59)
Other liabilities:
Ceded MRBs (3)	(1,149)	(1,614)	–	–	–	(2,763)
Derivative liabilities	36	(124)	–	3	(51)	(136)
Total, net	$(129)	$(4,900)	$17	$2,205	$(656)	$(3,463)

	For the Year Ended December 31, 2023
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$5,186	$(17)	$28	$1,284	$(12)	$6,469
State and municipal bonds	35	(4)	4	(30)	–	5
RMBS	1	–	–	5	7	13
CMBS	–	–	–	(4)	12	8
ABS	1,117	–	9	733	(375)	1,484
Hybrid and redeemable preferred
securities	49	–	(2)	(2)	3	48
Trading securities	581	17	–	(313)	(1)	284
Equity securities	153	(19)	–	(98)	6	42
Mortgage loans on real estate	487	(7)	5	(197)	–	288
Derivative investments	2	(13)	–	16	31	36
Other assets:
Ceded MRBs (3)	540	(266)	–	–	–	274
Indexed annuity ceded embedded
derivatives (4)	525	6	–	409	–	940
LPR ceded derivative (5)	212	(6)	–	–	–	206
Liabilities
Policyholder account balances –
RILA, fixed annuity and IUL
contracts (4)	(4,783)	(3,193)	–	(1,101)	–	(9,077)
Other liabilities – ceded MRBs (3)	(246)	(903)	–	–	–	(1,149)
Total, net	$3,859	$(4,405)	$44	$702	$(329)	$(129)

	For the Year Ended December 31, 2022
			Gains	Issuances,	Transfers
		Items	(Losses)	Sales,	Into or
		Included	in	Maturities,	Out
	Beginning	in	OCI	Settlements,	of	Ending
	Fair	Net	and	Calls,	Level 3,	Fair
	Value	Income	Other(1)	Net	Net	Value
Assets
Investments: (2)
Fixed maturity AFS securities:
Corporate bonds	$8,801	$1	$(1,542)	$592	$(2,666)	$5,186
State and municipal bonds	–	–	(1)	–	36	35
Foreign government bonds	41	–	(6)	(30)	(5)	–
RMBS	3	–	1	21	(24)	1
CMBS	–	–	–	17	(17)	–
ABS	870	–	(113)	676	(316)	1,117
Hybrid and redeemable preferred
securities	90	(4)	(21)	(12)	(4)	49
Trading securities	828	(80)	–	(152)	(15)	581
Equity securities	91	52	–	25	(15)	153
Mortgage loans on real estate	739	(20)	(5)	(227)	–	487
Derivative investments	21	2	(6)	–	(15)	2
Other assets:
Ceded MRBs (3)	4,114	(3,574)	–	–	–	540
Indexed annuity ceded embedded
derivatives (4)	528	(215)	–	212	–	525
LPR ceded derivative (5)	318	(106)	–	–	–	212
Liabilities
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives (4)	(6,131)	1,975	–	(627)	–	(4,783)
Other liabilities – ceded MRBs (3)	(17)	(229)	–	–	–	(246)
Total, net	$10,296	$(2,198)	$(1,693)	$495	$(3,041)	$3,859
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 5).
(2) Amortization and accretion of premiums and discounts are included in net investment income on the Consolidated Statements of Comprehensive Income (Loss). Gains (losses) from sales, maturities, settlements and calls and credit loss expense are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Gains (losses) from the changes in fair value are included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(4) Gains (losses) from the changes in fair value are included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(5) Gains (losses) from the changes in fair value are included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements and calls, net, (in millions) as reported above:

	For the Year Ended December 31, 2024
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,649	$(365)	$(2)	$(579)	$(1)	$702
RMBS	6	–	–	–	–	6
CMBS	28	–	–	–	–	28
ABS	1,495	(82)	–	(319)	(57)	1,037
Hybrid and redeemable preferred
securities	16	–	–	–	(4)	12
Trading securities	5	(2)	–	(23)	–	(20)
Equity securities	1	(1)	–	–	–	–
Mortgage loans on real estate	1	(31)	(29)	(7)	–	(66)
Other investments	16	–	(3)	–	–	13
Other assets – indexed annuity ceded
embedded derivatives	134	–	–	669	–	803
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,137)	–	–	824	–	(313)
Other liabilities – derivative liabilities	4	–	(1)	–	–	3
Total, net	$2,218	$(481)	$(35)	$565	$(62)	$2,205

	For the Year Ended December 31, 2023
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$2,035	$(334)	$(34)	$(372)	$(11)	$1,284
State and municipal bonds	–	(30)	–	–	–	(30)
RMBS	5	–	–	–	–	5
CMBS	–	–	–	(4)	–	(4)
ABS	971	(2)	–	(230)	(6)	733
Hybrid and redeemable preferred
securities	–	–	–	–	(2)	(2)
Trading securities	–	(231)	–	(82)	–	(313)
Equity securities	1	(99)	–	–	–	(98)
Mortgage loans on real estate	5	–	–	(202)	–	(197)
Derivative investments	19	–	(3)	–	–	16
Other assets – indexed annuity ceded
embedded derivatives	404	–	–	5	–	409
Policyholder account balances –
RILA, fixed annuity and IUL
contracts	(1,113)	–	–	12	–	(1,101)
Total, net	$2,327	$(696)	$(37)	$(873)	$(19)	$702

	For the Year Ended December 31, 2022
	Issuances	Sales	Maturities	Settlements	Calls	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$1,335	$(398)	$(81)	$(231)	$(33)	$592
Foreign government bonds	–	–	(30)	–	–	(30)
RMBS	21	–	–	–	–	21
CMBS	17	–	–	–	–	17
ABS	918	–	–	(235)	(7)	676
Hybrid and redeemable preferred
securities	–	–	–	–	(12)	(12)
Trading securities	287	(229)	–	(210)	–	(152)
Equity securities	34	(9)	–	–	–	25
Mortgage loans on real estate	15	–	–	(242)	–	(227)
Other assets – indexed annuity ceded
embedded derivatives	124	–	–	88	–	212
Policyholder account balances – indexed
annuity and IUL contracts embedded
derivatives	(710)	–	–	83	–	(627)
Total, net	$2,041	$(636)	$(111)	$(747)	$(52)	$495

The following summarizes changes in unrealized gains (losses) included in net income related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Trading securities (1)	$–	$8	$(81)
Equity securities (1)	(2)	(16)	54
Mortgage loans on real estate (1)	–	(8)	(20)
Derivative investments (1)	(121)	1	2
MRBs (2)	904	1,071	(359)
Other assets – LPR ceded derivative (3)	(16)	(6)	(106)
Funds withheld reinsurance liabilities –
reinsurance-related embedded derivatives (1)	(59)	–	–
Embedded derivatives - indexed annuity
and IUL contracts (1)	1,061	(20)	(95)
Total, net	$1,767	$1,030	$(605)
(1) Included in realized gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(2) Included in market risk benefit gain (loss) on the Consolidated Statements of Comprehensive Income (Loss).
(3) Included in benefits on the Consolidated Statements of Comprehensive Income (Loss).

The following summarizes changes in unrealized gains (losses) included in OCI, net of tax, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Investments:
Fixed maturity AFS securities:
Corporate bonds	$(30)	$7	$(1,553)
State and municipal bonds	–	3	(1)
Foreign government bonds	–	–	(7)
ABS	(3)	3	(115)
Hybrid and redeemable preferred
securities	2	(1)	(21)
Mortgage loans on real estate	2	4	(5)
Total, net	$(29)	$16	$(1,702)

The following provides the components of the transfers into and out of Level 3 (in millions) as reported above:

	For the Year Ended December 31, 2024
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$19	$(153)	$(134)
State and municipal bonds	–	(5)	(5)
RMBS	–	(5)	(5)
CMBS	–	(28)	(28)
ABS	49	(497)	(448)
Hybrid and redeemable preferred securities	9	–	9
Equity securities	–	(4)	(4)
Other investments	10	–	10
Other liabilities – derivative liabilities	–	(51)	(51)
Total, net	$87	$(743)	$(656)

	For the Year Ended December 31, 2023
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$194	$(206)	$(12)
RMBS	12	(5)	7
CMBS	12	–	12
ABS	2	(377)	(375)
Hybrid and redeemable preferred securities	16	(13)	3
Trading securities	6	(7)	(1)
Equity securities	6	–	6
Derivative investments	31	–	31
Total, net	$279	$(608)	$(329)

	For the Year Ended December 31, 2022
	Transfers	Transfers
	Into	Out of
	Level 3	Level 3	Total
Investments:
Fixed maturity AFS securities:
Corporate bonds	$296	$(2,962)	$(2,666)
State and municipal bonds	36	–	36
Foreign government bonds	–	(5)	(5)
RMBS	–	(24)	(24)
CMBS	–	(17)	(17)
ABS	16	(332)	(316)
Hybrid and redeemable preferred securities	–	(4)	(4)
Trading securities	4	(19)	(15)
Equity securities	–	(15)	(15)
Derivative investments	–	(15)	(15)
Total, net	$352	$(3,393)	$(3,041)

Transfers into and out of Level 3 are generally the result of observable market information on financial instruments no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2024, 2023 and 2022, transfers in and out of Level 3 were attributable primarily to the financial instruments’ observable market information no longer being available or becoming available. In 2022, transfers out of Level 3 included corporate bonds and ABS for which we changed valuation techniques. This change in valuation technique was primarily from a change to a third-party-provided pricing model that did not use significant unobservable inputs. This updated valuation technique is considered industry standard and provides us with greater visibility into the economic valuation inputs.

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2024:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$185	Discounted cash flow	Liquidity/duration adjustment (2)	0%	–	3.1%	1.7%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	1.9%	–	1.9%	1.9%
ABS	10	Discounted cash flow	Liquidity/duration adjustment (2)	1.3%	–	1.3%	1.3%
Hybrid and redeemable
preferred securities	19	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.9%	1.8%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	4,860
Other assets:
Ceded MRBs	14	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%
Indexed annuity
ceded embedded
derivatives	1,970	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	190	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.40%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(12,402)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,046)
Other liabilities – ceded
MRBs	(2,763)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	92%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.25%	–	2.00%	1.58%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	14.50%

The following summarizes the fair value (in millions), valuation techniques and significant unobservable inputs of the Level 3 fair value measurements as of December 31, 2023:

							Weighted
	Fair	Valuation	Significant	Assumption or			Average Input
	Value	Technique	Unobservable Inputs	Input Ranges			Range (1)
Assets
Investments:
Fixed maturity AFS
securities:
Corporate bonds	$183	Discounted cash flow	Liquidity/duration adjustment (2)	(0.2)%	–	3.7%	2.1%
State and municipal
bonds	5	Discounted cash flow	Liquidity/duration adjustment (2)	0.9%	–	2.2%	2.1%
CMBS	8	Discounted cash flow	Liquidity/duration adjustment (2)	2.3%	–	2.3%	2.3%
ABS	12	Discounted cash flow	Liquidity/duration adjustment (2)	1.8%	–	1.8%	1.8%
Hybrid and redeemable
preferred securities	7	Discounted cash flow	Liquidity/duration adjustment (2)	1.4%	–	1.5%	1.5%
Equity securities	5	Discounted cash flow	Liquidity/duration adjustment (2)	4.5%	–	4.5%	4.5%
MRB assets	3,894
Other assets:
Ceded MRBs	274	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%
Indexed annuity
ceded embedded
derivatives	940	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
LPR ceded
derivative	206	Discounted cash flow	Lapse (3)	0.1%	–	2.00%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.58%
			Mortality (7)			(9)	(10)
Liabilities
Policyholder account
balances – indexed annuity
contracts embedded
derivatives	$(9,013)	Discounted cash flow	Lapse (3)	0%	–	9%	(10)
			Mortality (7)			(9)	(10)
MRB liabilities	(1,716)
Other liabilities – ceded
MRBs	(1,149)	Discounted cash flow	Lapse (3)	1%	–	30%	(10)
			Utilization of GLB withdrawals (4)	85%	–	100%	94%
			Claims utilization factor (5)	60%	–	100%	(10)
			Premiums utilization factor (5)	80%	–	115%	(10)
			Non-performance risk (6)	0.51%	–	2.13%	1.78%
			Mortality (7)			(9)	(10)
			Volatility (8)	1%	–	29%	13.92%

(1) Unobservable inputs were weighted by the relative fair value of the instruments, unless otherwise noted.
(2) The liquidity/duration adjustment input represents an estimated market participant composite of adjustments attributable to liquidity premiums, expected durations, structures and credit quality that would be applied to the market observable information of an investment.
(3) The lapse input represents the estimated probability of a contract surrendering during a year, and thereby forgoing any future benefits. The range for indexed annuity contracts represents the lapses during the surrender charge period.

(4) The utilization of GLB withdrawals input represents the estimated percentage of policyholders that utilize the GLB withdrawal riders.
(5) The utilization factors are applied to the present value of claims or premiums, as appropriate, in the MRB calculation to estimate the impact of inefficient GLB withdrawal behavior, including taking less than or more than the maximum GLB withdrawal.
(6) The non-performance risk input represents the estimated additional credit spread that market participants would apply to the market observable discount rate when pricing a contract. The non-performance risk input was weighted by the absolute value of the sensitivity of the reserve to the non-performance risk assumption. The non-performance risk input for LPR ceded derivative was weighted using a simple average.
(7) The mortality input represents the estimated probability of when an individual belonging to a particular group, categorized according to age or some other factor such as gender, will die.
(8) The volatility input represents overall volatilities assumed for the underlying variable annuity funds, which include a mixture of equity and fixed-income assets. Volatility assumptions vary by fund due to the benchmarking of different indices. The volatility input was weighted by the relative account balance assigned to each index.
(9) The mortality is based on a combination of company and industry experience, adjusted for improvement factors.
(10) A weighted average input range is not a meaningful measurement for lapse, utilization factors or mortality.

From the table above, we have excluded Level 3 fair value measurements obtained from independent, third-party pricing sources. We do not develop the significant inputs used to measure the fair value of these assets and liabilities, and the information regarding the significant inputs is not readily available to us. Independent broker-quoted fair values are non-binding quotes developed by market makers or broker-dealers obtained from third-party sources recognized as market participants. The fair value of a broker-quoted asset or liability is based solely on the receipt of an updated quote from a single market maker or a broker-dealer recognized as a market participant as we do not adjust broker quotes when used as the fair value measurement for an asset or liability. Significant increases or decreases in any of the quotes received from a third-party broker-dealer may result in a significantly higher or lower fair value measurement.

The embedded derivative liability associated with Fortitude Re was excluded from the above table. As discussed in Note 7, this embedded derivative liability was created through a coinsurance with funds withheld reinsurance agreement where the investments supporting the reinsurance agreement were withheld and continue to be reported on the Consolidated Balance Sheets. This reinsurance-related embedded derivative is valued as a total return swap with reference to the fair value of the investments held by us. Accordingly, the unobservable inputs utilized in the valuation of the reinsurance-related embedded derivative are a component of the investments supporting the reinsurance agreement that are reported on the Consolidated Balance Sheets.

Changes in any of the significant inputs presented in the table above would have resulted in a significant change in the fair value measurement of the asset or liability as follows:

• Investments – An increase in the liquidity/duration adjustment input would have resulted in a decrease in the fair value measurement.
•Indexed annuity contracts embedded derivatives – For direct embedded derivatives, an increase in the lapse or mortality inputs would have resulted in a decrease in the fair value measurement.
•LPR ceded derivative – Assuming our LPR ceded derivative is in an asset position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in an increase in the fair value measurement.
•MRBs – Assuming our MRBs are in a liability position: an increase in our lapse, non-performance risk or mortality inputs would have resulted in a decrease in the fair value measurement, except for policies with GDB riders only, in which case an increase in mortality inputs would have resulted in an increase in the fair value measurement.

For each category discussed above, the unobservable inputs are not inter-related; therefore, a directional change in one input would not have affected the other inputs.

As part of our ongoing valuation process, we assess the reasonableness of our valuation techniques or models and make adjustments as necessary. For more information, see Note 1.

Fair Value Option

Mortgage loans on real estate, net of allowance for credit losses, as reported on the Consolidated Balance Sheets, includes mortgage loans on real estate for which the fair value option was elected. The fair value option allows us to elect fair value as an alternative measurement for mortgage loans not otherwise reported at fair value. We have made these elections for certain mortgage loans associated with modified coinsurance agreements to help mitigate the inconsistency in earnings that would otherwise result from the use of embedded derivatives included with these loans. Changes in fair value are reflected in realized gain (loss) on the Consolidated Statement of Comprehensive Income (Loss). Changes in fair value due to instrument-specific credit risk are estimated using changes in credit spreads and quality ratings for the period reported. Mortgage loans on real estate for which the fair value option was elected are valued using third-party pricing services. We have procedures in place to review the valuations each quarter to ensure they are reasonable, including utilizing a separate third party to reperform the valuation for a selection of mortgage loans on an annual basis. Due to lack of observable inputs, mortgage loans electing the fair value option are classified as Level 3 within the fair value hierarchy.

	As of December 31,
	2024	2023
Fair value	$232	$288
Aggregate contractual principal	263	326

For information on current and past due composition and accruing status for loans where we have elected the fair value option, see Note 3.

Financial Instruments Not Carried at Fair Value

The following summarizes the fair value by the fair value hierarchy levels and the carrying amount of our financial instruments not carried at fair value (in millions):

	As of December 31, 2024
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$19,523	$–	$19,523	$20,940
Other investments	–	1,061	5,211	6,272	6,272
Policy loans	–	2,465	–	2,465	2,465
Cash and invested cash	–	4,505	–	4,505	4,505

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(29,689)	$(29,689)	$(39,137)
Short-term debt	–	(24)	–	(24)	(24)
Long-term debt	–	(2,164)	–	(2,164)	(2,173)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(27,538)	(27,538)	(27,538)

	As of December 31, 2023
	Quoted
	Prices
	in Active
	Markets for	Significant	Significant
	Identical	Observable	Unobservable	Total
	Assets	Inputs	Inputs	Fair	Carrying
	(Level 1)	(Level 2)	(Level 3)	Value	Amount
Assets
Investments:
Mortgage loans on real estate	$–	$17,330	$–	$17,330	$18,873
Other investments	–	634	4,123	4,757	4,757
Policy loans	–	2,463	–	2,463	2,463
Cash and invested cash	–	3,193	–	3,193	3,193

Liabilities
Policyholder account balances and other liabilities	$–	$–	$(30,641)	$(30,641)	$(38,724)
Short-term debt	–	(841)	–	(841)	(840)
Long-term debt	–	(2,125)	–	(2,125)	(2,195)
Funds withheld reinsurance-related liabilities –
excluding embedded derivatives	–	–	(14,121)	(14,121)	(14,121)
The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on the Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown above are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

Mortgage Loans on Real Estate

The fair value of mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, LTV, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s market price or the fair value of the collateral if the loan is collateral dependent. The inputs used to measure the fair value of our mortgage loans on real estate, excluding mortgage loans accounted for using the fair value option, are classified as Level 2 within the fair value hierarchy.

Other Investments

The carrying value of our assets classified as other investments, excluding short-term investments, approximates fair value. Other investments includes primarily LPs and other privately held investments that are accounted for using the equity method of accounting and the carrying value is based on our proportional share of the net assets of the LPs. Other investments also includes FHLB stock carried at cost and periodically evaluated for impairment based on ultimate recovery of par value. The inputs used to measure the fair value of our LPs, other privately held investments and FHLB stock are classified as Level 3 within the fair value hierarchy. The remaining assets in other investments include cash collateral receivables and securities that are not LPs or other privately held investments. The inputs used to measure the fair value of these assets are classified as Level 2 within the fair value hierarchy.

Policy Loans

The carrying value for policy loans are the unpaid principal balances. Policy loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the policy loans approximates the fair value.

Policyholder Account Balances and Other Liabilities

Policyholder account balances and other liabilities include account balances of certain investment contracts that exclude significant mortality or morbidity risk. The fair value of the account balances of certain investment contracts is based on a discounted cash flow model as of the balance sheet date. The inputs used to measure the fair value of these policyholder account balances are classified as Level 3 within the fair value hierarchy.

Short-Term and Long-Term Debt

The fair value of short-term and long-term debt is based on quoted market prices. The inputs used to measure the fair value of our short-term and long-term debt are classified as Level 2 within the fair value hierarchy.

Funds Withheld Reinsurance Liabilities

Funds withheld reinsurance liabilities includes our obligation to pay reinsurers under coinsurance with funds withheld and modified coinsurance arrangements where the Company is the cedant. This liability includes embedded derivatives, which are total return swaps with contractual returns that are attributable to the Company’s reinsurance agreements. The embedded derivatives are carried at fair value and thus excluded from the preceding table. The inputs used to measure the remaining balance are classified as Level 3 within the fair value hierarchy.

15. Retirement and Deferred Compensation Plans

Defined Benefit Pension and Other Postretirement Benefit Plans

We maintain defined benefit pension plans in which certain agents are participants, and we participate in defined benefit pension plans that are sponsored by LNC for certain employees and non-employee directors. These defined benefit pension plans are closed to new entrants and existing participants do not accrue any additional benefits. We also sponsor other postretirement benefit plans that provide health care and life insurance to certain retired agents, and we participate in other postretirement benefit plans sponsored by LNC that provide health care and life insurance to certain retired employees. These retirement plans are not material to the Company’s results of operations, financial condition or cash flows for the three years ended December 31, 2024.

Defined Contribution Plans

We sponsor tax-qualified defined contribution plans for eligible agents that are administered in accordance with the plan documents and various limitations under section 401(a) of the Internal Revenue Code of 1986. We also participate in defined contribution plans sponsored by LNC for eligible employees. Our expense for these plans was $110 million, $114 million and $99 million, for the years ended December 31, 2024, 2023 and 2022, respectively.

Deferred Compensation Plans

We sponsor non-qualified, unfunded, deferred compensation plans for certain current and former agents. Certain current employees participate in non-qualified, unfunded, deferred compensation plans sponsored by LNC. The results of certain notional investment options within some of the plans are hedged by total return swaps. Our expenses increase or decrease in direct proportion to the change in market value of the participants’ investment options. Participants of certain plans are able to select LNC stock as a notional investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. Our expense for these plans was $39 million, $22 million and $12 million for the years ended December 31, 2024, 2023 and 2022, respectively. For further discussion of total return swaps related to our deferred compensation plans, see Note 5.

Information (in millions) with respect to these plans was as follows:

	As of December 31,
	2024	2023
Total liabilities (1)	$769	$695
Investments dedicated to fund liabilities (2)	258	233

(1) Reported in other liabilities on the Consolidated Balance Sheets.
(2) Reported in other assets on the Consolidated Balance Sheets.

16. Stock-Based Incentive Compensation Plans

Our employees and agents are included in LNC’s various stock-based incentive compensation plans that provide for the issuance of stock options, performance shares and restricted stock units (“RSUs”), among other types of awards. LNC issues new shares to satisfy option exercises and vested performance shares and RSUs.

Total compensation expense (in millions) by award type for stock-based incentive compensation plans was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Stock options	$5	$7	$6
Performance shares	7	12	9
RSUs	49	40	33
Total	$61	$59	$48

Recognized tax benefit	$10	$9	$11

17. Contingencies and Commitments

Contingencies

Regulatory and Litigation Matters

Regulatory bodies, such as state insurance departments, the SEC, the Financial Industry Regulatory Authority, tax authorities and other regulatory bodies regularly make inquiries and conduct examinations, investigations or audits concerning our compliance with, among other things, insurance laws, securities laws, tax laws, laws governing the activities of broker-dealers, registered investment advisers and unclaimed property laws. Tax-related matters can include disputes with taxing authorities, ongoing audits, evaluation of filing positions and any potential assessments related thereto.

LNL and its affiliates are involved in various pending or threatened legal or regulatory proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding verdicts obtained in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2024.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss. As of December 31, 2024, we estimate the aggregate range of reasonably possible losses, including amounts in excess of amounts accrued for these matters as of such date, to be up to approximately $150 million, after-tax. Any estimate is not an indication of expected loss, if any, or of the Company’s maximum possible loss exposure on such matters.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

Among other matters, we are presently engaged in litigation, including relating to cost of insurance rates (“Cost of Insurance and Other Litigation”), as described below. No accrual has been made for some of these matters. Although a loss is believed to be reasonably possible for these matters, for some of these matters, we are not able to estimate a reasonably possible amount or range of potential liability. An adverse outcome in one or more of these matters may have a material impact on the consolidated financial statements, but, based on information currently known, management does not believe those cases are likely to have such an impact.

Cost of Insurance and Other Litigation

Cost of Insurance Litigation

Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company, filed in the U.S. District Court for the District of Connecticut, No. 3:16-cv-00827, is a putative class action that was served on LNL on June 8, 2016. Plaintiff is the owner of a universal life insurance policy who alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who owned policies containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on behalf of all such policyholders. On January 11, 2019, the court dismissed plaintiff’s complaint in its entirety. In response, plaintiff filed a motion for leave to amend the complaint, which, on September 25, 2023, the court granted in part and denied in part. Plaintiff filed an amended complaint on October 10, 2023. On March 7, 2024, the parties entered into a provisional settlement agreement that encompasses policies that are at issue in this case, which also includes all policies at issue in the lawsuits captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company and Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, both of which are described below, and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). As of December 31, 2024, the total provisional settlement amount of $147.5 million, pre-tax, remains accrued.

TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company, filed in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:18-cv-02989, is a putative class action that was filed on July 17, 2018. Plaintiff alleges that LNL charged more for non-guaranteed cost of insurance than permitted by the policy. Plaintiff seeks to represent all universal life and variable universal life policyholders who own policies issued by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of Plaintiff’s policy and seeks damages on behalf of all such policyholders. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York (discussed below), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). A motion has been filed to stay the proceedings in this matter (as well as the Iwanski matter) pending the completion of the settlement approval process in Glover.

Vida Longevity Fund, LP v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:19-cv-06004, is a putative class action that was filed on June 27, 2019. Plaintiff alleges that LLANY charged more for non-guaranteed cost of insurance than was permitted by the policies. On March 31, 2022, the court issued an order granting plaintiff’s motion for class certification and certified a class of all current or former owners of six universal life insurance products issued by LLANY that were assessed a cost of insurance charge any time on or after June 27, 2013. Plaintiff seeks damages on behalf of the class. On April 19, 2023, LLANY filed a motion for summary judgment. On March 7, 2024, the parties in Glover v. Connecticut General Life Insurance Company and The Lincoln National Life Insurance Company (discussed above) entered into a provisional settlement agreement that encompasses all policies at issue in this case, as the Glover case is inclusive of all policies in this case, as well as in the lawsuit captioned TVPX ARS INC., as Securities Intermediary for Consolidated Wealth Management, LTD. v. The Lincoln National Life Insurance Company (discussed above), and one additional case to which an affiliate of LNL is a party, Iwanski v. First Penn-Pacific Life Insurance Company, which has been previously disclosed by our parent company, LNC. The Glover plaintiffs’ motion for preliminary approval of the provisional settlement was filed on March 8, 2024, and on September 4, 2024, the court granted preliminary approval of the provisional settlement. On December 16, 2024, the court heard oral argument on the issue of whether to grant final approval of the provisional settlement. The provisional settlement, which is still subject to final approval of the court, consists of a $147.5 million pre-tax cash payment for Glover class members (inclusive of all policyholders in TVPX ARS INC., Vida and Iwanski). On March 29, 2024, the court issued its summary judgment decision, granting LLANY’s motion in part and denying it in part, and entering summary judgment against twenty-two policyholders that the court determined were not economically harmed. On June 25, 2024, the court granted LLANY’s April 12, 2024, motion to stay proceedings in this matter pending the completion of the approval process in Glover.

Angus v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 2:22-cv-01878, is a putative class action filed on May 13, 2022. Plaintiff alleges that defendant LNL breached the terms of her life insurance policy by deducting non-guaranteed cost of insurance charges in excess of what is permitted by the policies. Plaintiff seeks to represent all owners of universal life insurance policies issued or insured by LNL or its predecessors containing non-guaranteed cost of insurance provisions that are similar to those of plaintiff’s policy and seeks damages on their behalf. Breach of contract is the only cause of action asserted. On August 26, 2022, LNL filed a motion to dismiss. We are vigorously defending this matter.

EFG Bank AG, Cayman Branch, et al. v. The Lincoln National Life Insurance Company, No. 17-cv-02592-GJP (E.D. Pa.) filed on February 1, 2017; Conestoga Trust, et al, v. Lincoln National Corp., et al., No. 18-cv-02379-GJP (E.D. Pa.), filed on June 6, 2018; Brighton Trustees, LLC, et al. v. The Lincoln National Life Insurance Company, No. 2:23-cv-2251-GJP (E.D. Pa.), filed on April 20, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on June 12, 2023); and Ryan K. Crayne, on behalf of and as trustee for Carlton Peak Trust v. The Lincoln National Life Insurance Company, No. 2:24-cv-00053-GJP, filed on November 17, 2023 (and transferred to the U.S. District Court for the Eastern District of Pennsylvania on January 4, 2024) are consolidated civil actions pending in the Eastern District of Pennsylvania. In each case other than Crayne, plaintiffs purport to own universal life insurance policies or interests in universal life insurance policies originally issued by Jefferson-Pilot (now LNL). In Crayne, plaintiffs purport to own litigation claims concerning universal life policies originally issued by Jefferson-Pilot (now LNL). Among other things, plaintiffs in each case allege that LNL (or, in LSH Co. (discussed further below) and Conestoga, LNL and LNC) breached the terms of policyholders’ contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 (or, in Brighton Trustees and LSH Co., in 2016 and 2017). We are vigorously defending these consolidated matters. LSH CO, et al. v. Lincoln National Corp., et al., No. 18-cv-05529-GJP (E.D. Pa.), filed on December 21, 2018, was previously consolidated with the above civil actions. On February 8, 2025, we entered into an agreement with the plaintiffs in LSH Co. in full and final settlement of this matter and this matter is now concluded.

Wells Fargo Bank, N.A, solely in its capacity as securities intermediary v. The Lincoln National Life Insurance Company, pending in the U.S. District Court for the Eastern District of Pennsylvania, No. 25-cv-00152-GJP (E.D. Pa.), is a civil action initially filed on December 4, 2024, in the U.S. District Court for the Northern District of Indiana. On January 9, 2025, this case was transferred to the Eastern District of Pennsylvania. Plaintiff, purporting to act solely in its capacity as securities intermediary for the beneficial owner of universal life insurance policies originally issued by Jefferson-Pilot (now LNL), alleges, among other things, that LNL breached the terms of Plaintiff’s contracts when it increased non-guaranteed cost of insurance rates beginning in 2016 and 2017. We are vigorously defending this matter.

Other Litigation

Andrew Nitkewicz v. Lincoln Life & Annuity Company of New York, pending in the U.S. District Court for the Southern District of New York, No. 1:20-cv-06805, is a putative class action that was filed on August 24, 2020. Plaintiff Andrew Nitkewicz, as trustee of the Joan C. Lupe Trust, seeks to represent all current and former owners of universal life (including variable universal life) policies who own or owned policies issued by LLANY and its predecessors in interest that were in force at any time on or after June 27, 2013, and for which planned annual, semi-annual, or quarterly premiums were paid for any period beyond the end of the policy month of the insured’s death. Plaintiff alleges LLANY failed to refund unearned premium in violation of New York Insurance Law Section 3203(a)(2) in connection with the payment of death benefit claims for certain insurance policies. Plaintiff seeks compensatory damages and pre-judgment interest on behalf of the various classes and sub-class. On July 2, 2021, the court granted, with prejudice, LLANY’s November 2020 motion to dismiss this matter. Plaintiff filed a notice of appeal on July 28, 2021, and on September 26, 2022, the U.S. Court of Appeals for the Second Circuit reserved its decision and certified a question to the New York Court of Appeals. On October 20, 2022, the New York Court of Appeals accepted the question. On October 19, 2023, the New York Court of Appeals answered the question in LLANY’s favor and transmitted the decision to the U.S. Court of Appeals for the Second Circuit. Plaintiff sought, and was granted, supplemental briefing before the U.S. Court of Appeals for the Second Circuit with respect to certain aspects of the New York Court of Appeals’ decision. The supplemental briefing was completed January 23, 2024. On August 8, 2024, the U.S. Court of Appeals for the Second Circuit affirmed the District Court’s decision dismissing the case. Plaintiff’s November 6, 2024, deadline by which to file a petition for a writ of certiorari to the Supreme Court has passed. As a result, with the affirmation of the decision dismissing the case, this matter is now concluded.

Henry Morgan et al. v. Lincoln National Corporation d/b/a Lincoln Financial Group, et al, filed in the District Court of the 14th Judicial District of Dallas County, Texas, No. DC-23-02492, is a putative class action that was filed on February 22, 2023. Plaintiffs Henry Morgan, Susan Smith, Charles Smith, Laura Seale, Terri Cogburn, Laura Baesel, Kathleen Walton, Terry Warner, and Toni Hale (“Plaintiffs”) allege on behalf of a putative class that Lincoln National Corporation d/b/a Lincoln Financial Group, LNL and LLANY (together, “Lincoln”), FMR, LLC, and Fidelity Product Services, LLC (“Fidelity”) created and marketed misleading and deceptive insurance products with attributes of investment products. The putative class comprises all individuals and entities who purchased Lincoln OptiBlend products that allocated account monies to the 1-Year Fidelity AIM Dividend Participation Account, between January 1, 2020, to December 31, 2022. Plaintiffs assert the following claims individually and on behalf of the class, (1) violations of the Texas Deceptive Trade Practices Act against Lincoln; (2) common-law fraud against Lincoln; (3) negligent misrepresentation against Lincoln and Fidelity; and (4) aiding and abetting fraud against Fidelity. Plaintiffs allege they suffered damages from “a missed investment return of approximately 5-6%” and mitigation damages. They seek actual, consequential and punitive damages, as well as pre-judgment and post-judgment interest, attorney’s fees and litigation costs. On March 31, 2023, the Lincoln defendants filed a notice of removal removing the action from the 14th Judicial District of Dallas County, Texas, to the United States District Court for the Northern District of Texas, Dallas Division. On May 8, 2023, the Lincoln defendants and the Fidelity defendants filed motions to dismiss, which remain pending. We are vigorously defending this matter.

Kelly Grink v. Virtua Health and Lincoln National Corporation et al., No. 1:24-cv-09919, is a putative class action filed on October 18, 2024, in the U.S. District Court for the District of New Jersey. On March 7, 2025, Plaintiffs filed an amended complaint which, inter alia, added an additional named plaintiff (Steven Molnar) and additional named defendants, including Lincoln Retirement Services Company, LLC, and [The] Lincoln National Life Insurance Company. Plaintiffs Kelly Grink, Diane Trump and Steven Molnar are participants in Virtua Health’s defined contribution plans. Plaintiffs seek to represent all current and former participants or beneficiaries of Virtua’s 401(k) savings plan and 403(b) retirement program (together, the “Plans”) who invested in the Plans’ fixed annuity option in the six years prior to the filing of this lawsuit. Lincoln offers a fixed annuity investment option to plan participants through its group annuity contract with the Plans. Lincoln also provides recordkeeping and administration services to the Plans. Plaintiffs allege that the Virtua defendants acted in breach of their fiduciary duty including by maintaining the Plans’ investment in the Lincoln stable value fund when other investment providers are alleged to have provided superior alternatives at substantially lower cost. Plaintiffs allege that the Lincoln defendants were at all relevant times fiduciaries to the Plans and were parties in interest to a prohibited transaction under ERISA. The action seeks relief against the Lincoln defendants including the disgorgement of any profits they received as a result of the alleged breaches of fiduciary duty, together with plaintiffs’ attorney’s fees and costs, prejudgment and post-judgment interest and such other equitable or remedial relief as the court deems appropriate. We are vigorously defending this matter.

Tax Assessment Proceeding

Lincoln National Life Insurance Company v. Township of Radnor, pending in the Court of Common Pleas of Delaware County, Pennsylvania Civil Division, No. 2022-001894, is a de novo appeal filed by LNL on March 21, 2022, regarding a September 30, 2021, Notice of Tax

Assessment issued by the Township of Radnor to LNL for additional business privilege tax (“BPT”) for the years 2014-2019/2020 estimate. The assessment was based on an audit undertaken by a third-party auditor and consultant to the Township of Radnor, following a periodic business review of LNL undertaken by the same individual in 2018. The assessment is comprised of taxes, interest and penalties for the period in question. LNL filed a motion for summary judgment, that was denied by the court. The trial of this matter was held in the fourth quarter of 2024. The court’s ruling remains pending. We are vigorously defending this matter.

Reinsurance Disputes

Certain reinsurers have in the past sought, and may in the future seek, rate increases on certain yearly renewable term agreements. We may initiate legal proceedings, as necessary, under these agreements in order to protect our contractual rights. Additionally, reinsurers have in the past initiated, and may in the future initiate, legal proceedings against us.

State Guaranty Fund Assessments

State guaranty associations levy assessments on insurance companies doing business within their jurisdictions to cover policyholder losses from insolvent or impaired insurance companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We accrue the cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life & Health Insurance Guaranty Associations and the amount of premiums written in each state. We reported the undiscounted expected state guaranty fund assessment liability within other liabilities on the Consolidated Balance Sheets of $59 million and $28 million as of December 31, 2024 and 2023, respectively. The actual amount of assessments levied against us in connection with insurance company insolvencies may vary from this estimate. Future guaranty fund assessments are expected to be paid based on anticipated funding periods for each guaranty association obligation. In addition, we reported the related receivable for expected future state premium tax recoveries within other assets on the Consolidated Balance Sheets of $96 million and $29 million as of December 31, 2024 and 2023, respectively. Premium tax recoveries are expected to be realized based on regulations set forth by the various state taxing authorities. The balance sheet position as of December 31, 2024 and 2023, nets to recoveries of $37 million and $1 million, respectively.

Commitments

Operating Leases

As of December 31, 2024 and 2023, we had operating lease ROU assets of $49 million and $80 million, respectively, and associated lease liabilities of $49 million and $89 million, respectively. The weighted-average discount rate was 3.8% and 3.7%, respectively, and the weighted-average remaining lease term was four years as of December 31, 2024 and 2023. Operating lease expense for the years ended December 31, 2024, 2023 and 2022, was $35 million, $41 million and $45 million, respectively, and reported in commissions and other expenses on the Consolidated Statements of Comprehensive Income (Loss).

The table below presents cash flow information (in millions) related to operating leases:

	For the Years Ended December 31,
	2024	2023	2022
Supplemental Cash Flow Information
Cash paid for amounts included in the measurement of lease
liabilities	$31	$41	$47

Supplemental Non-Cash Information
ROU assets obtained in exchange for new lease obligations	$2	$–	$6

Our future minimum lease payments (in millions) for operating leases as of December 31, 2024, were as follows:

2025	$18
2026	16
2027	12
2028	8
2029	5
Thereafter	2
Total future minimum lease payments	61
Less: Amount representing interest	12
Present value of minimum lease payments	$49

As of December 31, 2024, we had no leases that had not yet commenced.

Certain Financing Arrangements

We periodically enter into sale-leaseback arrangements that do not meet the criteria of a sale for accounting purposes. As such, we account for these transactions as financing arrangements. As of December 31, 2024 and 2023, we had $511 million and $595 million, respectively, of financing obligations reported within other liabilities on the Consolidated Balance Sheets. Future payments due on certain financing arrangements (in millions) as of December 31, 2024, were as follows:

2025	$174
2026	226
2027	130
2028	21
2029	12
Thereafter	8
Total future minimum lease payments	571
Less: Amount representing interest	60
Present value of minimum lease payments	$511

Vulnerability from Concentrations

As of December 31, 2024, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial condition. For information on our investment and reinsurance concentrations, see Notes 3 and 7, respectively.

18. Shares and Stockholder’s Equity

All authorized and issued shares of LNL are owned by LNC.

AOCI

The following summarizes the components and changes in AOCI (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS Securities and Certain
Other Investments
Balance as of beginning-of-year	$(3,532)	$(8,526)	$9,153
Unrealized holding gains (losses) arising during the year	(1,294)	2,122	(24,475)
Change in foreign currency exchange rate adjustment	(219)	178	(321)
Change in future contract benefits and policyholder account balances, net of reinsurance	1,189	638	2,292
Income tax benefit (expense)	64	(650)	4,815
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	(173)	(3,425)	(13)
Income tax benefit (expense)	36	719	3
Balance as of end-of-year	$(3,655)	$(3,532)	$(8,526)
Unrealized Gain (Loss) on Derivative Instruments
Balance as of beginning-of-year	$249	$301	$258
Unrealized holding gains (losses) arising during the year	38	162	(154)
Change in foreign currency exchange rate adjustment	220	(169)	312
Income tax benefit (expense)	(54)	2	(34)
Less:
Reclassification adjustment for gains (losses) included in net income (loss)	64	60	103
Income tax benefit (expense)	(13)	(13)	(22)
Balance as of end-of-year	$402	$249	$301
Market Risk Benefit Non-Performance Risk Gain (Loss)
Balance as of beginning-of-year	$1,069	$1,739	$1,951
Adjustment arising during the year	(1,175)	(854)	(267)
Income tax benefit (expense)	251	184	55
Balance as of end-of-year	$145	$1,069	$1,739
Policyholder Liability Discount Rate Remeasurement Gain (Loss)
Balance as of beginning-of-year	$645	$790	$(1,101)
Adjustment arising during the year	189	(187)	2,406
Income tax benefit (expense)	(39)	42	(515)
Balance as of end-of-year	$795	$645	$790
Funded Status of Employee Benefit Plans
Balance as of beginning-of-year	$(16)	$(17)	$(11)
Adjustment arising during the year	(1)	1	(6)
Balance as of end-of-year	$(17)	$(16)	$(17)

The following summarizes the reclassifications out of AOCI (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Unrealized Gain (Loss) on Fixed Maturity AFS
Securities and Certain Other Investments
Reclassification	$(182)	$(4,014)	$(13)	Realized gain (loss)
Associated change in future contract benefits	9	589	–	Benefits
Reclassification before income
tax benefit (expense)	(173)	(3,425)	(13)	Income (loss) before taxes
Income tax benefit (expense)	36	719	3	Federal income tax expense (benefit)
Reclassification, net of income tax	$(137)	$(2,706)	$(10)	Net income (loss)
Unrealized Gain (Loss) on Derivative Instruments
Interest rate contracts	$(3)	$(1)	$2	Net investment income
Foreign currency contracts	59	54	62	Net investment income
Foreign currency contracts	8	7	39	Realized gain (loss)
Reclassifications before income
tax benefit (expense)	64	60	103	Income (loss) before taxes
Income tax benefit (expense)	(13)	(13)	(22)	Federal income tax expense (benefit)
Reclassifications, net of income tax	$51	$47	$81	Net income (loss)
19. Segment Information

We provide products and services and report results through our Annuities, Life Insurance, Group Protection and Retirement Plan Services business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. The accounting policies of the business segments and Other Operations are the same as those described in Note 1. Our business segments and Other Operations reflect the manner by which our CODM views and manages the business. Our CODM is the President. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering variable annuities (including RILA) and fixed annuities (including indexed).

The Life Insurance segment focuses on the creation and protection of wealth for its clients by providing life insurance products, including term insurance, both single (including UL, corporate-owned UL and bank-owned UL) and survivorship versions of IUL and VUL products, linked-benefit products (which are UL and VUL with riders providing for long-term care costs), and critical illness and long-term care riders, which can be attached to IUL or VUL policies. We have in-force blocks of UL and VUL products with lifetime secondary guarantees, but we no longer offer new sales of UL and VUL products with lifetime guarantees.

The Group Protection segment offers group non-medical insurance products and services, including short- and long-term disability, statutory disability and paid family medical leave administration and absence management services, term life, dental, vision and accident, critical illness and hospital indemnity benefits and services to the employer marketplace through various forms of employee-paid and employer-paid plans.

The Retirement Plan Services segment provides employer-sponsored defined benefit and individual retirement accounts, as well as individual and group variable annuities, group fixed annuities and mutual-fund based programs in the retirement plan marketplace.

Other Operations includes the financial results for operations that are not directly related to our business segments and primarily consists of: investments related to our excess capital; corporate investments; interest expense associated with debt; expenses associated with corporate strategic initiatives; expenses associated with benefit plans; the results of certain disability income business; and our run-off Institutional Pension business in the form of group annuity contracts.

Income (loss) from operations is the internal measure used by our CODM that explains the results of our ongoing operations in a manner that allows for a better understanding of the underlying trends by excluding items that are unpredictable and not necessarily indicative of current operating fundamentals or future performance, and, in many instances, decisions regarding these adjustments do not necessarily relate to the operations of the individual business segments. Income (loss) from operations is used by our CODM to evaluate financial performance, to assess the budgeting and forecasting process and to determine future resource allocation. In the third quarter of 2024, we revised our definition of income (loss) from operations to exclude the impact of certain additional items that are not indicative of the ongoing operations of the business and may obscure trends in the underlying performance of the Company. The presentation of prior period income (loss) from operations was recast for such third quarter 2024 revisions to conform to the current period presentation.

Income (loss) from operations is GAAP net income excluding the following items, as applicable:

•Items related to annuity product features, which include changes in MRBs, including gains and losses and benefit payments, changes in the fair value of the derivative instruments we hold to hedge GLB and GDB riders, net of fee income allocated to support the cost of hedging them, and changes in the fair value of the embedded derivative liabilities of our indexed annuity contracts and the associated index options we hold to hedge them, including collateral expense associated with the hedge program (collectively, “net annuity product features”);
•Items related to life insurance product features, which include changes in the fair value of derivatives we hold as part of VUL hedging, changes in reserves resulting from benefit ratio unlocking associated with the impact of capital markets, and changes in the fair value of the embedded derivative liabilities of our IUL contracts and the associated index options we hold to hedge them (collectively, “net life insurance product features”);
•Credit loss-related adjustments on fixed maturity AFS securities, mortgage loans on real estate and reinsurance-related assets (“credit loss-related adjustments”);
•Changes in the fair value of equity securities, certain derivatives, certain other investments and realized gains (losses) on sales, disposals and impairments of financial assets (collectively, “investment gains (losses)”);
•Changes in the fair value of reinsurance-related embedded derivatives, trading securities and mortgage loans on real estate electing the fair value option (“changes in the fair value of reinsurance-related embedded derivatives, trading securities and certain mortgage loans”);
•GLB rider fees ceded to LNBAR;
•Income (loss) from the initial adoption of new accounting standards, accounting policy changes and new regulations, including changes in tax law;
•Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•Losses from the impairment of intangible assets and gains (losses) on other non-financial assets;
•Income (loss) from discontinued operations;
•Other items, which include the following: certain legal and regulatory accruals; severance expense related to initiatives that realign the workforce; transaction and integration costs related to mergers and acquisitions including the acquisition or divestiture, through reinsurance or other means, of businesses or blocks of business; mark-to-market adjustment related to the LNC stock component of deferred compensation plans (“deferred compensation mark-to-market adjustment”); gains (losses) on modification or early extinguishment of debt; and impacts from settlement or curtailment of defined benefit obligations; and
•Income tax benefit (expense) related to the above pre-tax items, including the effect of tax adjustments such as changes to deferred tax valuation allowances.

We use our prevailing corporate federal income tax rate of 21% and an estimated state income tax rate, where applicable, net of the impacts related to dividends-received deduction and foreign tax credits and any other permanent differences for events recognized differently in our consolidated financial statements and federal income tax returns.

We do not report total assets by segment because this is not a metric used by the CODM to allocate resources or evaluate segment performance.

The tables below reconcile our internal measure of performance to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	143	2,732	(785)	–	6	2,096
Interest credited	1,538	909	6	675	32	3,160
Commissions	1,115	442	415	104	–	2,076
General and administrative expenses	495	554	870	340	182	2,441
Interest and debt expense	–	–	–	–	185	185
Other (4)	156	194	153	16	3	522
Total operating expenses	3,447	4,831	659	1,135	408	10,480
Total federal income tax expense (benefit)	172	13	90	20	(49)	246
Total income (loss) from operations	930	144	339	149	(210)	1,352
Reconciliation of total income (loss) from
operations to net income (loss):
Net annuity product features, pre-tax						2,085
Net life insurance product features, pre-tax						(237)
Credit loss-related adjustments, pre-tax						(152)
Investment gains (losses), pre-tax						(311)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax (5)						203
GLB rider fees ceded to LNBAR, pre-tax						(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses, pre-tax (6)						481
Other items, pre-tax (7)(8)(9)(10)						(144)
Income tax benefit (expense) related to
the above pre-tax items						(214)
Total net income (loss)						$2,130

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Group Protection: Reflects day one impacts of the 2024 reinsurance transaction that had no income (loss) from operations impact. See Note 7 for more information.
(4)    Other operating expenses include: Annuities: DAC and VOBA capitalization and amortization; broker-dealer expenses before the sale of the wealth management business in the second quarter of 2024; taxes, licenses and fees; expenses associated with reserve financing and LOCs and amortization of deferred loss on business sold through reinsurance. Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs; amortization of deferred loss on business sold through reinsurance and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization; expenses associated with LOCs and amortization of deferred loss on business sold through reinsurance. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.

Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    Includes primarily changes in the fair value of embedded derivatives related to affiliate reinsurance transactions. For more information, see Note 7.
(6)    For information on the sale of the wealth management business, see Note 1.
(7)    Includes certain legal accruals of $(18) million and regulatory accruals of $(12) million related to estimated state guaranty fund assessments net of estimated state premium tax recoveries associated with the Bankers Life Insurance Company and Colorado Bankers Life Insurance Company insolvencies (see “State Guaranty Fund Assessments” in Note 17 for more information).
(8)    Includes severance expense related to initiatives to realign the workforce of $(74) million.
(9)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(29) million.
(10)    Includes deferred compensation mark-to-market adjustment of $(11) million.

	For the Year Ended December 31, 2023
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss (3)	(1,506)	4,103	3,732	–	(871)	5,458
Interest credited	1,254	1,242	5	665	36	3,202
Commissions	972	577	446	87	–	2,082
General and administrative expenses	469	610	846	341	193	2,459
Interest and debt expense	–	–	–	–	190	190
Other (4)	517	18	155	17	4	711
Total operating expenses	1,706	6,550	5,184	1,110	(448)	14,102
Total federal income tax expense (benefit)	79	(62)	79	25	(76)	45
Total income (loss) from operations	840	(126)	297	155	(254)	912
Reconciliation of total income (loss) from
operations to net income (loss) (5):
Net annuity product features, pre-tax						1,640
Net life insurance product features, pre-tax						187
Credit loss-related adjustments, pre-tax						(74)
Investment gains (losses), pre-tax						(4,080)
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						(22)
GLB rider fees ceded to LNBAR, pre-tax						(923)
Other items, pre-tax (6)(7)(8)(9)						(163)
Income tax benefit (expense) related to
the above pre-tax items						735
Total net income (loss)						$(1,788)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Annuities and Other Operations: Reflects the fourth quarter 2023 reinsurance transaction ceding of in-force life-contingent payout fixed annuities and institutional pension business that had no income (loss) from operations impact. See Note 7 for more information on the transaction.
(4)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization. Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs. Retirement Plan Services: DAC capitalization and amortization; taxes, licenses and fees and expenses associated with LOCs.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(5)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(6)    Includes certain legal accruals of $(120) million primarily attributable to a fourth quarter 2023 accrual related to the settlement of cost of insurance litigation.
(7)    Includes severance expense related to initiatives to realign the workforce of $(7) million.
(8)    Includes transaction and integration costs related to mergers, acquisitions and divestitures of $(34) million.
(9)    Includes deferred compensation mark-to-market adjustment of $(2) million.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating Revenues (1)	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Operating Expenses (2)
Benefits and policyholder liability
remeasurement (gain) loss	252	6,388	3,931	–	69	10,640
Interest credited	896	1,291	5	629	39	2,860
Commissions	1,020	708	394	79	–	2,201
General and administrative expenses	405	552	766	304	212	2,239
Interest and debt expense	–	–	–	–	137	137
Other (3)	453	(118)	156	15	5	511
Total operating expenses	3,026	8,821	5,252	1,027	462	18,588
Total federal income tax expense (benefit)	128	(544)	11	32	(57)	(430)
Total income (loss) from operations	948	(1,933)	40	198	(272)	(1,019)
Reconciliation of total income (loss) from
operations to net income (loss) (4):
Net annuity product features, pre-tax						528
Net life insurance product features, pre-tax						26
Credit loss-related adjustments, pre-tax						(129)
Investment gains (losses), pre-tax						19
Changes in the fair value of
reinsurance-related embedded
derivatives, trading securities and
certain mortgage loans, pre-tax						588
GLB rider fees ceded to LNBAR, pre-tax						(932)
Impairment of intangibles (5)						(634)
Other items, pre-tax (6)(7)						(129)
Income tax benefit (expense) related to
the above pre-tax items						7
Total net income (loss)						$(1,675)

(1)    See table below for reconciliation of total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss).
(2)    The significant expense categories and amounts align with the segment-level information that is regularly provided to the CODM. Inter-segment expenses are included within the amounts shown.
(3)    Other operating expenses include: Annuities: Broker-dealer expenses; DAC and VOBA capitalization and amortization; taxes, licenses and fees and expenses associated with reserve financing and LOCs.

Life Insurance: DAC and VOBA capitalization and amortization; taxes, licenses and fees; expenses associated with reserve financing and LOCs and other intangible amortization.
Group Protection: Taxes, licenses and fees; DAC capitalization and amortization; other intangible amortization and expenses associated with LOCs.
Retirement Plan Services: DAC capitalization and amortization and taxes, licenses and fees.
Other Operations: Reimbursements to Other Operations from the Life Insurance segment for the use of proceeds from certain issuances of senior notes that were used as long-term structured solutions, net of expenses incurred by Other Operations for its access to a financing facility and issuance of LOCs.
(4)    The prior period presentation was recast to conform to the revised definition of income (loss) from operations.
(5)    See Note 8 for more information.
(6)    Includes certain legal accruals of $(147) million.
(7)    Includes deferred compensation mark-to-market adjustment of $18 million.

The tables below reconcile our total operating revenues to the GAAP measure presented in the Consolidated Statements of Comprehensive Income (Loss) (in millions):

	For the Year Ended December 31, 2024
	Annuities	Life Insurance	Group Protection (1)	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,549	$4,988	$1,088	$1,304	$149	$12,078
Revenue adjustments from annuity and life
insurance product features	1,175	(253)	–	–	–	922
Credit loss-related adjustments	(71)	(10)	(4)	(32)	(35)	(152)
Investment gains (losses)	(13)	9	(8)	(70)	(229)	(311)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	104	87	(10)	–	22	203
GLB rider fees ceded to LNBAR	(932)	–	–	(1)	–	(933)
Gains (losses) on other non-financial assets -
sale of subsidiaries/businesses	–	–	–	–	481	481
Total revenues	$4,812	$4,821	$1,066	$1,201	$388	$12,288

(1)    Includes day one impacts pertaining to the 2024 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2023
	Annuities (1)	Life Insurance	Group Protection	Retirement Plan Services	Other Operations (1)	Total
Operating revenues	$2,625	$6,362	$5,560	$1,290	$(778)	$15,059
Revenue adjustments from annuity and life
insurance product features	509	(411)	–	1	–	99
Credit loss-related adjustments	(14)	(49)	(4)	(1)	(6)	(74)
Investment gains (losses)	(78)	(3,867)	(6)	(35)	(94)	(4,080)
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	(76)	55	–	–	(1)	(22)
GLB rider fees ceded to LNBAR	(922)	–	–	(1)	–	(923)
Total revenues (1)	$2,044	$2,090	$5,550	$1,254	$(879)	$10,059

(1)    Includes ceded insurance premiums primarily related to the fourth quarter 2023 reinsurance transaction. For more information, see Note 7.

	For the Year Ended December 31, 2022
	Annuities	Life Insurance	Group Protection	Retirement Plan Services	Other Operations	Total
Operating revenues	$4,102	$6,344	$5,303	$1,257	$133	$17,139
Revenue adjustments from annuity and life
insurance product features	838	34	–	–	–	872
Credit loss-related adjustments	(10)	(124)	3	(3)	5	(129)
Investment gains (losses)	(20)	83	(3)	(13)	(28)	19
Changes in the fair value of reinsurance-
related embedded derivatives, trading
securities and certain mortgage loans	84	508	–	–	(4)	588
GLB rider fees ceded to LNBAR	(931)	–	–	(1)	–	(932)
Total revenues	$4,063	$6,845	$5,303	$1,240	$106	$17,557

Other business segment and Other Operations information (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Net Investment Income
Annuities	$1,820	$1,744	$1,387
Life Insurance	1,852	2,515	2,464
Group Protection	337	336	333
Retirement Plan Services	986	999	966
Other Operations	93	118	124
Total net investment income	$5,088	$5,712	$5,274

20. Realized Gain (Loss)

Details underlying realized gain (loss) (in millions) reported on the Consolidated Statements of Comprehensive Income (Loss) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Fixed maturity AFS securities: (1)
Gross gains	$21	$627	$37
Gross losses	(203)	(428)	(50)
Credit loss benefit (expense) (2)	(42)	(21)	(14)
Intent to sell impairments	–	(4,213)	–
Realized gain (loss) on equity securities (3)	18	(6)	12
Credit loss benefit (expense) on mortgage loans on
real estate (2)	(88)	(16)	(3)
Credit loss benefit (expense) on reinsurance-related assets (4)	(20)	(35)	(112)
Realized gain (loss) on the mark-to-market on certain
instruments (5)(6)	(224)	(509)	683
Indexed product derivative results (7)	404	(232)	74
GLB rider fees ceded to LNBAR and attributed fees	(132)	(112)	(168)
Realized gain (loss) on sale of subsidiaries/businesses (8)	481	–	–
Other realized gain (loss)	61	11	(41)
Total realized gain (loss)	$276	$(4,934)	$418

(1) Includes impairments of certain fixed maturity AFS securities in an unrealized loss position, resulting from the Company’s intent to sell these securities as part of the fourth quarter 2023 reinsurance transaction. Pursuant to the applicable accounting guidance, the

Company impaired the securities in a loss position down to fair market value upon entry into the agreements in the second quarter of 2023 and recognized additional impairment on certain of these securities during the third quarter of 2023 due to higher interest rates. Interest rates declined during the fourth quarter of 2023, which resulted in recognition of a $295 million pre-tax net gain upon close of the transaction, included in gross gains and gross losses. See Notes 3 and 7 for additional information.
(2) Includes changes in the allowance for credit losses as well as direct write-downs to amortized cost as a result of negative credit events.
(3) Includes mark-to-market adjustments on equity securities still held of $21 million, $8 million and $7 million for the years ended December 31, 2024, 2023 and 2022, respectively.
(4) Includes the release of reinsurance recoverables and the corresponding allowance for credit losses related to a third-party reinsurer, Scottish Re, where liquidation proceedings commenced during the third quarter of 2023. As of September 30, 2023, reinsurance coverage terminated and all business ceded to Scottish Re was therefore recaptured.
(5) Represents changes in the fair values of derivatives we hold as part of VUL hedging, reinsurance-related embedded derivatives and trading securities. See Note 7 for additional information.
(6) Includes gains and losses from fair value changes on mortgage loans on real estate accounted for under the fair value option of $7 million, $(11) million and $(24) million for the years ended December 31, 2024, 2023 and 2022, respectively.
(7) Represents the change in fair value of the index options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity and IUL contracts, and the associated index options to hedge policyholder index allocations applicable to future reset periods for our indexed annuity products.
(8) For information on the sale of the wealth management business, see Note 1.

21. Commissions and Other Expenses

Details underlying commissions and other expenses (in millions) were as follows:

	For the Years Ended December 31,
	2024	2023	2022
Commissions	$2,076	$2,082	$2,201
General and administrative expenses	2,539	2,580	2,367
DAC and VOBA deferrals, net of amortization	(120)	(171)	(346)
Broker-dealer expenses	160	444	419
Taxes, licenses and fees	370	333	344
Expenses associated with reserve financing and LOCs	67	58	60
Specifically identifiable intangible asset and
other amortization	98	42	49
Transaction and integration costs related to
mergers, acquisitions and divestitures	29	34	–
Total	$5,219	$5,402	$5,094

22. Federal Income Taxes

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Current	$(13)	$(255)	$(24)
Deferred	465	(418)	(413)
Federal income tax expense (benefit)	$452	$(673)	$(437)

A reconciliation of the effective tax rate differences (in millions) was as follows:

	For the Years Ended December 31,
	2024	2023	2022
Income (loss) before taxes	$2,582	$(2,461)	$(2,112)
Federal statutory rate	21%	21%	21%
Federal income tax expense (benefit) at federal statutory rate	542	(517)	(444)
Effect of:
Tax-preferred investment income (1)	(32)	(126)	(90)
Tax credits	(39)	(40)	(42)
Excess tax expense (benefit) from stock-based compensation	3	3	(1)
Goodwill impairment	–	–	133
Release of uncertain tax positions	(34)	–	–
Other items	12	7	7
Federal income tax expense (benefit)	$452	$(673)	$(437)
Effective tax rate	18%	27%	21%

(1) Relates primarily to separate account dividends eligible for the dividends-received deduction.

The federal income tax asset (liability) (in millions) was as follows:

	As of December 31,
	2024	2023
Current	$338	$546
Deferred	(217)	49
Total federal income tax asset (liability)	$121	$595

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

	As of December 31,
	2024	2023
Deferred Tax Assets
Net unrealized loss on fixed maturity AFS securities	$1,486	$1,246
Insurance liabilities and reinsurance-related balances	318	322
Compensation and benefit plans	197	175
Intangibles	17	18
Net unrealized loss on trading securities	30	33
Investment activity	–	91
Tax credits	141	103
Net operating losses	359	87
Capital losses	56	93
Deferred gain on reinsurance	375	400
Total deferred tax assets	$2,979	$2,568
Deferred Tax Liabilities
DAC and VOBA	$1,774	$1,906
Reinsurance-related embedded derivative assets	153	104
MRB-related activity	234	286
Investment activity	808	–
Other	227	223
Total deferred tax liabilities	$3,196	$2,519
Net deferred tax asset (liability)	$(217)	$49

As of December 31, 2024, we have $141 million of federal income tax credits that can be carried forward to 2030 through 2034. As of December 31, 2024, we have $1.7 billion of net operating losses to carry forward to future years. As of December 31, 2024, we have $267 million of capital losses to carry forward to future years. The net operating losses arose in tax years 2018, 2021 and 2024 and, under the Tax Cuts and Jobs Act changes, have an unlimited carryforward period. The capital losses arose in tax year 2023 and can be carried back three years and forward five years. As a result, management believes that it is more likely than not that the deferred tax asset associated with the loss carryforwards will be realized. Inclusive of the tax attribute for the net operating losses, although realization is not assured, management believes that it is more likely than not that we will realize the benefits of all our deferred tax assets, and, accordingly, no valuation allowance has been recorded.

We are subject to examination by U.S. federal, state, local and non-U.S. income tax authorities. With few exceptions for limited scope review, we are no longer subject to U.S. federal examinations for years before 2020. In the first quarter of 2021, the Internal Revenue Service commenced an examination of our 2014, 2015, 2016 and 2017 refund claims. We are currently under examination by several state and local taxing jurisdictions; however, we do not expect these examinations will materially impact us.

A reconciliation of the gross unrecognized federal tax benefits (in millions) was as follows:

	For the Years Ended
	December 31,
	2024	2023
Balance as of beginning-of-year	$76	$59
Decreases for prior year tax positions	(40)	(6)
Increases for prior year tax positions	–	23
Balance as of end-of-year	$36	$76

As of December 31, 2024 and 2023, $31 million and $66 million, respectively, of our gross unrecognized federal tax benefits presented above, if recognized, would have affected our federal income tax expense (benefit) and our effective tax rate. We anticipate that it is reasonably possible that unrecognized tax benefits will decrease by $2 million by the end of 2025.

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. For the years ended December 31, 2024, 2023 and 2022, we recognized no interest and penalty expense (benefit), and there was no accrued interest and penalty expense related to the unrecognized tax benefits as of December 31, 2024 and 2023.

In August 2022, the Inflation Reduction Act of 2022 was passed by the U.S. Congress and signed into law by President Biden. The Inflation Reduction Act of 2022 established a new 15% corporate alternative minimum tax for corporations whose average adjusted net income for any consecutive three-year period beginning after December 31, 2022, exceeds $1.0 billion. This provision became effective for tax years beginning after December 31, 2022. We determined that we were not within the scope of the corporate alternative minimum tax for 2024.

23. Statutory Information and Restrictions

We prepare financial statements in accordance with statutory accounting principles (“SAP”) prescribed or permitted by the insurance departments of our respective states of domicile, which may vary materially from GAAP.

Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our respective states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends paid to the LNC holding company (in millions) below consist of all or a combination of the following entities: LNL, LLANY, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont III, Lincoln Reinsurance Company of Vermont IV, Lincoln Reinsurance Company of Vermont V, Lincoln Reinsurance Company of Vermont VI and Lincoln Reinsurance Company of Vermont VII.

	As of December 31,
	2024	2023
U.S. capital and surplus	$7,306	$8,026

	For the Years Ended December 31,
	2024	2023	2022
U.S. net gain (loss) from operations, after-tax	$(3,192)	$(2,495)	$1,708
U.S. net income (loss)	(2,283)	(2,924)	1,965
U.S. cash dividends to LNC holding company	491	495	645

During 2024, we made a $929 million extraordinary dividend in the form of investments to LNC.

State Prescribed and Permitted Practices

The states of domicile for LNL and LLANY, Indiana and New York, respectively, have adopted certain prescribed or permitted accounting practices that differ from those found in NAIC SAP. These prescribed practices are the calculation of reserves on universal life policies based on the Indiana universal life method as prescribed by the state of Indiana for policies issued before January 1, 2006, the use of a more conservative valuation interest rate on certain annuities prescribed by the states of Indiana and New York. Also, the state of New York prescribes use of the continuous Commissioners’ Annuity Reserve Valuation Method in the calculation of reserves and use of minimum reserve methods and assumptions for variable annuity and individual life insurance contracts that may be more conservative than those required by NAIC SAP. The statutory permitted practices allow accounting for certain derivative assets at amortized cost and allow determining certain indexed annuity and indexed universal life statutory reserve calculations with the assumption that the market value of the related liability call option(s) associated with the current index term is zero. At the conclusion of the index term, credited interest is reflected in the reserve as realized, based on actual index performance. The statutory accounting practices also allow accounting for certain group fixed annuity assets at general account balances.

The Vermont reinsurance subsidiaries also have certain accounting practices permitted by the state of Vermont that differ from those found in NAIC SAP. One permitted practice involves accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation (“XXX”) additional statutory reserves as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Another permitted practice involves the acquisition of an LLC note in exchange for a variable value surplus note that is recognized as an admitted asset and a form of surplus as of December 31, 2024 and 2023. Lastly, the state of Vermont has permitted a practice to account for certain excess of loss reinsurance agreements with unaffiliated reinsurers as an asset and form of surplus as of December 31, 2024 and 2023. These permitted practices are related to structures that continue to be allowed in accordance with the grandfathered structures under the provisions of Actuarial Guideline 48 (“AG48”) or are compliant under AG48 requirements.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

	As of December 31,
	2024	2023
State Prescribed Practices
Calculation of reserves using the Indiana universal life method	$(3)	$(1)
Conservative valuation rate on certain annuities	1	(1)
Calculation of reserves using continuous CARVM	1	(1)
Conservative Reg 213 reserves on variable annuity and individual life contracts	20	(31)
State Permitted Practice
Derivative instruments and equity indexed reserves	(232)	(170)
Assets in group fixed annuity contracts held at general account balances	304	332
Vermont Subsidiaries Permitted Practices
Lesser of LOC and XXX additional reserve as surplus	1,722	1,776
LLC notes and variable value surplus notes	1,320	1,444
Excess of loss reinsurance agreements	541	563

The NAIC has adopted risk-based capital (“RBC”) requirements for life insurance companies to evaluate the adequacy of statutory capital and surplus in relation to investment and insurance risks. The requirements provide a means of measuring the minimum amount of statutory surplus appropriate for an insurance company to support its overall business operations based on its size and risk profile. Under RBC requirements, regulatory compliance is determined by the ratio of a company’s total adjusted capital, as defined by the NAIC, to its company action level of RBC (known as the “RBC ratio”), also as defined by the NAIC. The company action level may be triggered if the RBC ratio is between 75% and 100%, which would require the insurer to submit a plan to the regulator detailing corrective action it proposes to undertake. As of December 31, 2024, the Company’s RBC ratio was in excess of four times the aforementioned company action level RBC.

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the “Commissioner”), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer’s contract holders’ surplus, as shown on its last annual statement on file with the Commissioner or the insurer’s statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. LNL’s subsidiary, LLANY, a New York-domiciled insurance company, is bound by similar restrictions under the laws of New York. Under New York law, the applicable statutory limitation on dividends is equal to the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect that we could pay dividends to LNC of approximately $710 million in 2025 without prior approval from the respective Commissioners of Insurance.

All payments of principal and interest on surplus notes must be approved by the respective Commissioners of Insurance.

24. Supplemental Disclosures of Cash Flow Data

The following summarizes our supplemental cash flow data (in millions):

	For the Years Ended December 31,
	2024	2023	2022
Net cash paid (received) for:
Interest	$197	$187	$126
Income taxes	(352)	(110)	(61)
Non-cash transactions:
Establishment of funds withheld liability in connection with
a reinsurance transaction	(9,041)	(49)	–
Extraordinary dividend to LNC in the form of fixed maturity AFS
securities, mortgage loans on real estate and accrued investment income	(929)	–	–
Net increase (decrease) in fixed maturity AFS securities, other investments and accrued investment income in connection with
reinsurance activity	792	(20,264)	54

25. Transactions with Affiliates

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Balance Sheets:

	As of December 31,
	2024	2023
Assets with affiliates:
Inter-company notes	$905	$1,063	Fixed maturity AFS securities
Assumed reinsurance contracts	1	1	Policy loans
			Deferred acquisition costs, value of business
Ceded net of assumed reinsurance contracts	(251)	(131)	acquired and deferred sales inducements
Accrued inter-company interest receivable	6	16	Accrued investment income
			Reinsurance recoverables, net of allowance
Ceded reinsurance contracts	20,468	15,563	for credit losses
			Deposit assets, net of allowance for
Ceded reinsurance contracts	7,896	–	credit losses
Ceded reinsurance contracts	415	642	Other assets
Cash management agreement	1,798	857	Other assets
Service agreement receivable	1	41	Other assets

Liabilities with affiliates:
Assumed reinsurance contracts	15	18	Future contract benefits
Assumed reinsurance contracts	344	352	Policyholder account balances
Cash management agreement	24	790	Short-term debt
Inter-company short-term debt	–	50	Short-term debt
Inter-company long-term debt	2,173	2,195	Long-term debt
Ceded reinsurance contracts	19,143	5,862	Funds withheld reinsurance liabilities
Ceded reinsurance contracts	2,547	897	Other liabilities
Accrued inter-company interest payable	5	18	Other liabilities
Service agreement payable	59	37	Other liabilities
Assumed/ceded reinsurance contracts	4,226	4,387	Other liabilities

Equity with affiliates:
Accumulated other comprehensive income –	1,267	774	Accumulated other comprehensive
assumed/ceded reinsurance contracts			income (loss)

The following summarizes transactions with affiliates (in millions) and the associated line item on the Consolidated Statements of Comprehensive Income (Loss):

	For the Years Ended December 31,
	2024	2023	2022
Revenues with affiliates:
Premiums received on assumed (paid on ceded)
reinsurance contracts	$(5,427)	$(498)	$(421)	Insurance premiums
Fees for management of general account	(97)	(156)	(140)	Net investment income
Net investment income on ceded funds
withheld treaties	(260)	(238)	(161)	Net investment income
Net investment income on inter-company notes	63	65	40	Net investment income
Cash management agreement activity	59	11	–	Net investment income
Realized gains (losses) on ceded reinsurance
contracts:
Reinsurance-related settlements	305	1,717	(1,068)	Realized gain (loss)
Other gains (losses)	289	(9)	631	Realized gain (loss)
Amortization of deferred gain on reinsurance
contracts	167	17	3	Other revenues
Other revenues	(475)	(171)	–	Other revenues

Benefits and expenses with affiliates:
Reinsurance (recoveries) benefits on ceded
reinsurance contracts	(5,844)	(507)	(247)	Benefits
Interest credited on assumed reinsurance contracts
(interest recoveries on ceded reinsurance contracts)	(229)	12	47	Interest credited
Market risk benefit (gain) loss
on ceded reinsurance contracts	1,740	1,129	3,543	Market risk benefit (gain) loss
Policyholder liability remeasurement (gain) loss				Policyholder liability remeasurement
on ceded reinsurance contracts	209	–	(321)	(gain) loss
Ceded reinsurance contracts	(76)	(13)	(26)	Commissions and other expenses
Amortization of deferred loss on reinsurance contracts
contracts	5	–	–	Commissions and other expenses
Service agreement payments (receipts)	(7)	(17)	(53)	Commissions and other expenses
Interest expense on inter-company debt	146	148	120	Interest and debt expense

Inter-Company Notes

LNC issues inter-company notes to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate.

Cash Management Agreement

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. LNL is currently subject to a borrowing and lending limit of 3% of our admitted assets as of December 31, 2024. LLANY may borrow from LNC less than 2% of its admitted assets as of December 31, 2024, but may not lend any amounts to LNC.

Service Agreements

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and receive an allocation of corporate overhead. Corporate overhead expenses are allocated based on specific methodologies for each function. The majority of the expenses are allocated based on the following methodologies: headcount, capital, investments by product, account balances, weighted policies in force and sales.

Ceded Reinsurance Contracts

As discussed in Note 7, we cede insurance contracts to LNBAR and LPINE. We cede certain guaranteed benefit risks (including certain GDB and GLB benefits) to LNBAR and certain blocks of in-force group protection and fixed annuity products to LPINE.

Substantially all reinsurance ceded to affiliated and subsidiary companies is with unauthorized companies. To take reserve credit for such reinsurance: the reinsurer holds assets in trust for our potential benefit; we hold assets from the reinsurer, including funds withheld under reinsurance treaties; and/or we are the beneficiary of LOCs that are obtained by the affiliate reinsurer and issued by banks. See Note 13 for additional information on our credit facilities, which allows for borrowing or issuances of LOCs.

Lincoln Life Variable Annuity Account N

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

AB VPS Discovery Value Portfolio - Class A	$614,948	$614,948	$614,948
AB VPS Discovery Value Portfolio - Class B	193,669,648	193,669,648	193,669,648
AB VPS Large Cap Growth Portfolio - Class B	10,283,784	10,283,784	10,283,784
AB VPS Sustainable Global Thematic Portfolio - Class B	28,940,951	28,940,951	28,940,951
ALPS Global Opportunity Portfolio - Class I	1,513,131	1,513,131	1,513,131
ALPS Global Opportunity Portfolio - Class III	11,265,144	11,265,144	11,265,144
ALPS/Alerian Energy Infrastructure Portfolio - Class I	4,747,155	4,747,155	4,747,155
ALPS/Alerian Energy Infrastructure Portfolio - Class III	19,127,736	19,127,736	19,127,736
American Funds Asset Allocation Fund - Class 1	25,860,222	25,860,222	25,860,222
American Funds Asset Allocation Fund - Class 1A	41,471,280	41,471,280	41,471,280
American Funds Asset Allocation Fund - Class 4	298,514,163	298,514,163	298,514,163
American Funds Capital Income Builder® - Class 1	1,284,672	1,284,672	1,284,672
American Funds Capital Income Builder® - Class 1A	11,194,768	11,194,768	11,194,768
American Funds Capital Income Builder® - Class 4	70,485,257	70,485,257	70,485,257
American Funds Capital World Bond Fund - Class 1	2,348,193	2,348,193	2,348,193
American Funds Capital World Bond Fund - Class 1A	1,179,309	1,179,309	1,179,309
American Funds Capital World Growth and Income Fund - Class 1	1,553,735	1,553,735	1,553,735
American Funds Capital World Growth and Income Fund - Class 1A	6,894,114	6,894,114	6,894,114
American Funds Global Balanced Fund - Class 1	368,692	368,692	368,692
American Funds Global Balanced Fund - Class 1A	3,261,589	3,261,589	3,261,589
American Funds Global Growth Fund - Class 1	1,448,441	1,448,441	1,448,441
American Funds Global Growth Fund - Class 1A	17,843,807	17,843,807	17,843,807
American Funds Global Growth Fund - Class 2	230,550,302	230,550,302	230,550,302
American Funds Global Growth Fund - Class 4	134,267,118	134,267,118	134,267,118
American Funds Global Small Capitalization Fund - Class 1	1,190,605	1,190,605	1,190,605
American Funds Global Small Capitalization Fund - Class 1A	5,089,594	5,089,594	5,089,594
American Funds Global Small Capitalization Fund - Class 2	246,897,782	246,897,782	246,897,782
American Funds Global Small Capitalization Fund - Class 4	30,245,988	30,245,988	30,245,988
American Funds Growth Fund - Class 1	7,813,532	7,813,532	7,813,532
American Funds Growth Fund - Class 1A	71,389,379	71,389,379	71,389,379
American Funds Growth Fund - Class 2	1,437,562,970	1,437,562,970	1,437,562,970
American Funds Growth Fund - Class 4	701,905,542	701,905,542	701,905,542
American Funds Growth-Income Fund - Class 1	2,777,560	2,777,560	2,777,560
American Funds Growth-Income Fund - Class 1A	43,910,111	43,910,111	43,910,111
American Funds Growth-Income Fund - Class 2	1,561,930,971	1,561,930,971	1,561,930,971
American Funds Growth-Income Fund - Class 4	427,785,021	427,785,021	427,785,021
American Funds High-Income Trust - Class 1	1,806,026	1,806,026	1,806,026
American Funds High-Income Trust - Class 1A	3,043,978	3,043,978	3,043,978
American Funds International Fund - Class 1	2,780,772	2,780,772	2,780,772
American Funds International Fund - Class 1A	12,763,229	12,763,229	12,763,229
American Funds International Fund - Class 2	381,674,042	381,674,042	381,674,042
American Funds International Fund - Class 4	66,961,852	66,961,852	66,961,852
American Funds International Growth and Income Fund - Class 1	760,728	760,728	760,728
American Funds International Growth and Income Fund - Class 1A	2,579,750	2,579,750	2,579,750
American Funds Managed Risk Asset Allocation Fund - Class P1	7,819,704	7,819,704	7,819,704
American Funds Managed Risk Asset Allocation Fund - Class P2	116,193,061	116,193,061	116,193,061
American Funds Managed Risk Growth Fund - Class P1	5,700,804	5,700,804	5,700,804
American Funds Managed Risk Growth-Income Fund - Class P1	1,771,172	1,771,172	1,771,172
American Funds Managed Risk International Fund - Class P1	1,733,560	1,733,560	1,733,560
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	2,543,243	2,543,243	2,543,243
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

American Funds Mortgage Fund - Class 1	$335,648	$335,648	$335,648
American Funds Mortgage Fund - Class 1A	2,669,453	2,669,453	2,669,453
American Funds Mortgage Fund - Class 4	7,594,674	7,594,674	7,594,674
American Funds New World Fund® - Class 1	3,052,341	3,052,341	3,052,341
American Funds New World Fund® - Class 1A	11,416,946	11,416,946	11,416,946
American Funds New World Fund® - Class 4	55,793,493	55,793,493	55,793,493
American Funds The Bond Fund of America - Class 1	6,538,849	6,538,849	6,538,849
American Funds The Bond Fund of America - Class 1A	17,444,445	17,444,445	17,444,445
American Funds U.S. Government Securities Fund - Class 1	227,123	227,123	227,123
American Funds U.S. Government Securities Fund - Class 1A	5,480,458	5,480,458	5,480,458
American Funds Washington Mutual Investors Fund - Class 1	2,586,733	2,586,733	2,586,733
American Funds Washington Mutual Investors Fund - Class 1A	27,507,586	27,507,586	27,507,586
American Funds Washington Mutual Investors Fund - Class 4	157,374,329	157,374,329	157,374,329
ClearBridge Variable Growth Portfolio - Class I	765,963	765,963	765,963
ClearBridge Variable Growth Portfolio - Class II	19,694,474	19,694,474	19,694,474
ClearBridge Variable Large Cap Growth Portfolio - Class I	9,399,482	9,399,482	9,399,482
ClearBridge Variable Large Cap Growth Portfolio - Class II	318,316,330	318,316,330	318,316,330
ClearBridge Variable Mid Cap Portfolio - Class I	1,713,599	1,713,599	1,713,599
ClearBridge Variable Mid Cap Portfolio - Class II	59,218,244	59,218,244	59,218,244
Columbia VP Commodity Strategy Fund - Class 1	2,256,726	2,256,726	2,256,726
Columbia VP Commodity Strategy Fund - Class 2	5,975,265	5,975,265	5,975,265
Columbia VP Emerging Markets Bond Fund - Class 1	1,002,279	1,002,279	1,002,279
Columbia VP Emerging Markets Bond Fund - Class 2	3,805,182	3,805,182	3,805,182
Columbia VP Strategic Income Fund - Class 1	2,846,189	2,846,189	2,846,189
Columbia VP Strategic Income Fund - Class 2	19,678,131	19,678,131	19,678,131
DWS Alternative Asset Allocation VIP Portfolio - Class A	3,792,439	3,792,439	3,792,439
DWS Alternative Asset Allocation VIP Portfolio - Class B	35,106,252	35,106,252	35,106,252
DWS Equity 500 Index VIP Portfolio - Class A	7,182,449	7,182,449	7,182,449
DWS Small Cap Index VIP Portfolio - Class A	1,970,960	1,970,960	1,970,960
Eaton Vance VT Floating-Rate Income Fund - ADV Class	3,612,923	3,612,923	3,612,923
Eaton Vance VT Floating-Rate Income Fund - Initial Class	36,423,381	36,423,381	36,423,381
Fidelity® VIP Balanced Portfolio - Initial Class	14,503,061	14,503,061	14,503,061
Fidelity® VIP Balanced Portfolio - Service Class 2	582,989,761	582,989,761	582,989,761
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	10,124	10,124	10,124
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	723,175	723,175	723,175
Fidelity® VIP Consumer Staples Portfolio - Initial Class	53,189	53,189	53,189
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	643,935	643,935	643,935
Fidelity® VIP Contrafund® Portfolio - Initial Class	12,378,779	12,378,779	12,378,779
Fidelity® VIP Contrafund® Portfolio - Service Class	206,243	206,243	206,243
Fidelity® VIP Contrafund® Portfolio - Service Class 2	1,662,348,251	1,662,348,251	1,662,348,251
Fidelity® VIP Financials Portfolio - Initial Class	161,802	161,802	161,802
Fidelity® VIP Financials Portfolio - Service Class 2	2,294,478	2,294,478	2,294,478
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	456,857	456,857	456,857
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	26,965,459	26,965,459	26,965,459
Fidelity® VIP Growth Portfolio - Initial Class	12,653,738	12,653,738	12,653,738
Fidelity® VIP Growth Portfolio - Service Class 2	476,830,251	476,830,251	476,830,251
Fidelity® VIP Mid Cap Portfolio - Initial Class	5,554,581	5,554,581	5,554,581
Fidelity® VIP Mid Cap Portfolio - Service Class 2	643,597,232	643,597,232	643,597,232
Fidelity® VIP Strategic Income Portfolio - Initial Class	11,213,794	11,213,794	11,213,794
Fidelity® VIP Strategic Income Portfolio - Service Class 2	45,838,761	45,838,761	45,838,761
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

Fidelity® VIP Technology Portfolio - Initial Class	$871,725	$871,725	$871,725
Fidelity® VIP Technology Portfolio - Service Class 2	17,225,323	17,225,323	17,225,323
First Trust Capital Strength Hedged Equity Portfolio - Class I	7,152,233	7,152,233	7,152,233
First Trust Capital Strength Portfolio - Class I	150,230,897	150,230,897	150,230,897
First Trust Dorsey Wright Tactical Core Portfolio - Class I	10,240,104	10,240,104	10,240,104
First Trust Growth Strength Portfolio - Class I	18,141,156	18,141,156	18,141,156
First Trust International Developed Capital Strength Portfolio - Class I	21,502,356	21,502,356	21,502,356
First Trust Multi Income Allocation Portfolio - Class I	11,535,010	11,535,010	11,535,010
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	182,213,760	182,213,760	182,213,760
Franklin Allocation VIP Fund - Class 1	236,128	236,128	236,128
Franklin Allocation VIP Fund - Class 4	27,228,894	27,228,894	27,228,894
Franklin Income VIP Fund - Class 1	1,214,133	1,214,133	1,214,133
Franklin Income VIP Fund - Class 2	325,733,349	325,733,349	325,733,349
Franklin Income VIP Fund - Class 4	186,045,867	186,045,867	186,045,867
Franklin Multi-Asset Variable Conservative Growth - Class I	105,034	105,034	105,034
Franklin Multi-Asset Variable Conservative Growth - Class II	18,522,743	18,522,743	18,522,743
Franklin Mutual Shares VIP Fund - Class 1	798,673	798,673	798,673
Franklin Mutual Shares VIP Fund - Class 2	433,006,598	433,006,598	433,006,598
Franklin Mutual Shares VIP Fund - Class 4	48,766,076	48,766,076	48,766,076
Franklin Rising Dividends VIP Fund - Class 1	3,819,767	3,819,767	3,819,767
Franklin Rising Dividends VIP Fund - Class 4	70,482,073	70,482,073	70,482,073
Franklin Small Cap Value VIP Fund - Class 1	2,329,330	2,329,330	2,329,330
Franklin Small Cap Value VIP Fund - Class 4	27,458,869	27,458,869	27,458,869
Franklin Small-Mid Cap Growth VIP Fund - Class 1	2,002,805	2,002,805	2,002,805
Franklin Small-Mid Cap Growth VIP Fund - Class 4	15,687,088	15,687,088	15,687,088
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	357,046	357,046	357,046
Goldman Sachs VIT Government Money Market Fund - Service Shares	18,910,393	18,910,393	18,910,393
Goldman Sachs VIT Large Cap Value Fund - Service Shares	106,554,631	106,554,631	106,554,631
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	4,282,077	4,282,077	4,282,077
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	3,522,833	3,522,833	3,522,833
Guggenheim VT Multi-Hedge Strategies	10,542,946	10,542,946	10,542,946
Hartford Capital Appreciation HLS Fund - Class IA	124,780	124,780	124,780
Hartford Capital Appreciation HLS Fund - Class IC	15,486,794	15,486,794	15,486,794
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	1,074,846	1,074,846	1,074,846
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	14,018,719	14,018,719	14,018,719
Invesco V.I. American Franchise Fund - Series I Shares	2,448,616	2,448,616	2,448,616
Invesco V.I. American Franchise Fund - Series II Shares	803,124	803,124	803,124
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	186,180	186,180	186,180
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	9,088,437	9,088,437	9,088,437
Invesco V.I. Comstock Fund - Series I Shares	2,513,154	2,513,154	2,513,154
Invesco V.I. Comstock Fund - Series II Shares	35,043,054	35,043,054	35,043,054
Invesco V.I. Core Equity Fund - Series I Shares	5,634,737	5,634,737	5,634,737
Invesco V.I. Core Equity Fund - Series II Shares	1,094,467	1,094,467	1,094,467
Invesco V.I. Diversified Dividend Fund - Series I Shares	1,597,558	1,597,558	1,597,558
Invesco V.I. Diversified Dividend Fund - Series II Shares	23,525,833	23,525,833	23,525,833
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	5,672,281	5,672,281	5,672,281
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	298,811,525	298,811,525	298,811,525
Invesco V.I. Equity and Income Fund - Series I Shares	988,964	988,964	988,964
Invesco V.I. Equity and Income Fund - Series II Shares	19,268,424	19,268,424	19,268,424
Invesco V.I. EQV International Equity Fund - Series I Shares	1,860,550	1,860,550	1,860,550
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

Invesco V.I. EQV International Equity Fund - Series II Shares	$75,686,867	$75,686,867	$75,686,867
Invesco V.I. Global Fund - Series II Shares	5,882,338	5,882,338	5,882,338
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	3,384,480	3,384,480	3,384,480
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	35,560,790	35,560,790	35,560,790
Janus Henderson Balanced Portfolio - Service Shares	11,758,369	11,758,369	11,758,369
Janus Henderson Enterprise Portfolio - Service Shares	4,710,563	4,710,563	4,710,563
Janus Henderson Global Research Portfolio - Service Shares	582,012	582,012	582,012
Lincoln Hedged Nasdaq-100 Fund - Service Class	3,924,781	3,924,781	3,924,781
Lincoln Hedged Nasdaq-100 Fund - Standard Class	509,558	509,558	509,558
Lincoln Hedged S&P 500 Conservative Fund - Service Class	12,562,540	12,562,540	12,562,540
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	30,401	30,401	30,401
Lincoln Hedged S&P 500 Fund - Service Class	15,805,965	15,805,965	15,805,965
Lincoln Hedged S&P 500 Fund - Standard Class	125,091	125,091	125,091
Lincoln Opportunistic Hedged Equity Fund - Service Class	3,048,192	3,048,192	3,048,192
Lincoln Opportunistic Hedged Equity Fund - Standard Class	135,225	135,225	135,225
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	46,321,431	46,321,431	46,321,431
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	17,741,333	17,741,333	17,741,333
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	10,198,468	10,198,468	10,198,468
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	49,742,236	49,742,236	49,742,236
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	366,584,963	366,584,963	366,584,963
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	8,132,032	8,132,032	8,132,032
LVIP American Balanced Allocation Fund - Service Class	100,505,031	100,505,031	100,505,031
LVIP American Balanced Allocation Fund - Standard Class	16,443,577	16,443,577	16,443,577
LVIP American Century Balanced Fund - Service Class	141,830,932	141,830,932	141,830,932
LVIP American Century Balanced Fund - Standard Class II	805,063	805,063	805,063
LVIP American Century Capital Appreciation Fund - Service Class	9,451,684	9,451,684	9,451,684
LVIP American Century Capital Appreciation Fund - Standard Class II	159,724	159,724	159,724
LVIP American Century Disciplined Core Value Fund - Service Class	1,092,230	1,092,230	1,092,230
LVIP American Century Disciplined Core Value Fund - Standard Class II	46,865	46,865	46,865
LVIP American Century Inflation Protection Fund - Service Class	5,160,512	5,160,512	5,160,512
LVIP American Century Inflation Protection Fund - Standard Class II	32,132	32,132	32,132
LVIP American Century International Fund - Service Class	1,263,613	1,263,613	1,263,613
LVIP American Century International Fund - Standard Class II	86,281	86,281	86,281
LVIP American Century Large Company Value Fund - Service Class	113,447,448	113,447,448	113,447,448
LVIP American Century Large Company Value Fund - Standard Class II	7,496,878	7,496,878	7,496,878
LVIP American Century Mid Cap Value Fund - Service Class	3,372,278	3,372,278	3,372,278
LVIP American Century Mid Cap Value Fund - Standard Class II	172,463	172,463	172,463
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	457,666,120	457,666,120	457,666,120
LVIP American Century Ultra Fund - Service Class	427,311,222	427,311,222	427,311,222
LVIP American Century Ultra Fund - Standard Class	5,546,398	5,546,398	5,546,398
LVIP American Century Value Fund - Service Class	3,887,662	3,887,662	3,887,662
LVIP American Century Value Fund - Standard Class II	263,480	263,480	263,480
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	28,828,734	28,828,734	28,828,734
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	445,253	445,253	445,253
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	62,901,756	62,901,756	62,901,756
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	471,208	471,208	471,208
LVIP American Global Growth Fund - Service Class II	337,344,521	337,344,521	337,344,521
LVIP American Global Small Capitalization Fund - Service Class II	51,673,621	51,673,621	51,673,621
LVIP American Growth Allocation Fund - Service Class	71,424,607	71,424,607	71,424,607
LVIP American Growth Allocation Fund - Standard Class	8,983,834	8,983,834	8,983,834
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP American Growth Fund - Service Class II	$2,236,672,075	$2,236,672,075	$2,236,672,075
LVIP American Growth-Income Fund - Service Class II	1,614,103,003	1,614,103,003	1,614,103,003
LVIP American Income Allocation Fund - Standard Class	75,820	75,820	75,820
LVIP American International Fund - Service Class II	260,661,614	260,661,614	260,661,614
LVIP American Preservation Fund - Service Class	21,299,942	21,299,942	21,299,942
LVIP American Preservation Fund - Standard Class	217,647	217,647	217,647
LVIP Baron Growth Opportunities Fund - Service Class	313,377,611	313,377,611	313,377,611
LVIP Baron Growth Opportunities Fund - Standard Class	1,868,364	1,868,364	1,868,364
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,303,430,588	1,303,430,588	1,303,430,588
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	564,927	564,927	564,927
LVIP BlackRock Global Allocation Fund - Service Class	772,465,920	772,465,920	772,465,920
LVIP BlackRock Global Allocation Fund - Standard Class	8,309,498	8,309,498	8,309,498
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	581,699,932	581,699,932	581,699,932
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	63,673	63,673	63,673
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	355,994,825	355,994,825	355,994,825
LVIP BlackRock Inflation Protected Bond Fund - Service Class	736,432,859	736,432,859	736,432,859
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	12,096,473	12,096,473	12,096,473
LVIP BlackRock Real Estate Fund - Service Class	66,410,853	66,410,853	66,410,853
LVIP BlackRock Real Estate Fund - Standard Class	2,540,500	2,540,500	2,540,500
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	533,465,894	533,465,894	533,465,894
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	6,744	6,744	6,744
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	1,374,194,742	1,374,194,742	1,374,194,742
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2,277,226	2,277,226	2,277,226
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	705,350,402	705,350,402	705,350,402
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	142,381	142,381	142,381
LVIP Channing Small Cap Value Fund - Service Class	12,672,152	12,672,152	12,672,152
LVIP Channing Small Cap Value Fund - Standard Class	1,783,555	1,783,555	1,783,555
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	435,772,322	435,772,322	435,772,322
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	81,761	81,761	81,761
LVIP Dimensional International Core Equity Fund - Service Class	162,204,019	162,204,019	162,204,019
LVIP Dimensional International Core Equity Fund - Standard Class	21,129,367	21,129,367	21,129,367
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	493,050,568	493,050,568	493,050,568
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2,770,773	2,770,773	2,770,773
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	297,604,020	297,604,020	297,604,020
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	30,375,349	30,375,349	30,375,349
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	192,175,591	192,175,591	192,175,591
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	26,697,636	26,697,636	26,697,636
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	843,982,427	843,982,427	843,982,427
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	5,956,430	5,956,430	5,956,430
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	479,634,394	479,634,394	479,634,394
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	81,717	81,717	81,717
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	788,201,310	788,201,310	788,201,310
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	109,244,325	109,244,325	109,244,325
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	4,300,463	4,300,463	4,300,463
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	109,047,158	109,047,158	109,047,158
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2,220,460	2,220,460	2,220,460
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	315,911,348	315,911,348	315,911,348
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	7,208,641	7,208,641	7,208,641
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	173,265,672	173,265,672	173,265,672
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	8,837,151	8,837,151	8,837,151
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	$298,723,610	$298,723,610	$298,723,610
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2,903,057	2,903,057	2,903,057
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	603,837,174	603,837,174	603,837,174
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2,223,753	2,223,753	2,223,753
LVIP Global Growth Allocation Managed Risk Fund - Service Class	4,981,987,901	4,981,987,901	4,981,987,901
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	10,578,281	10,578,281	10,578,281
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	4,062,581,436	4,062,581,436	4,062,581,436
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	4,183,821	4,183,821	4,183,821
LVIP Government Money Market Fund - Service Class	1,017,818,936	1,017,818,936	1,017,818,936
LVIP Government Money Market Fund - Standard Class	53,394,213	53,394,213	53,394,213
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	373,530,607	373,530,607	373,530,607
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	92,460	92,460	92,460
LVIP JPMorgan Core Bond Fund - Service Class	451,524,206	451,524,206	451,524,206
LVIP JPMorgan Core Bond Fund - Standard Class	14,705,038	14,705,038	14,705,038
LVIP JPMorgan High Yield Fund - Service Class	198,470,454	198,470,454	198,470,454
LVIP JPMorgan High Yield Fund - Standard Class	7,487,124	7,487,124	7,487,124
LVIP JPMorgan Mid Cap Value Fund - Service Class	20,949,555	20,949,555	20,949,555
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,254,023	1,254,023	1,254,023
LVIP JPMorgan Retirement Income Fund - Service Class	20,412,480	20,412,480	20,412,480
LVIP JPMorgan Retirement Income Fund - Standard Class	1,318,188	1,318,188	1,318,188
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	461,928,279	461,928,279	461,928,279
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	162,403	162,403	162,403
LVIP JPMorgan Small Cap Core Fund - Service Class	42,161,987	42,161,987	42,161,987
LVIP JPMorgan Small Cap Core Fund - Standard Class	998,163	998,163	998,163
LVIP JPMorgan U.S. Equity Fund - Service Class	89,678,159	89,678,159	89,678,159
LVIP JPMorgan U.S. Equity Fund - Standard Class	2,897,307	2,897,307	2,897,307
LVIP Loomis Sayles Global Growth Fund - Service Class	4,287,648	4,287,648	4,287,648
LVIP Loomis Sayles Global Growth Fund - Standard Class	660,919	660,919	660,919
LVIP Macquarie Bond Fund - Service Class	3,954,759,612	3,954,759,612	3,954,759,612
LVIP Macquarie Bond Fund - Standard Class	44,334,589	44,334,589	44,334,589
LVIP Macquarie Diversified Floating Rate Fund - Service Class	690,528,063	690,528,063	690,528,063
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	4,602,448	4,602,448	4,602,448
LVIP Macquarie Diversified Income Fund - Service Class	1,753,944,204	1,753,944,204	1,753,944,204
LVIP Macquarie Diversified Income Fund - Standard Class	12,442,272	12,442,272	12,442,272
LVIP Macquarie High Yield Fund - Service Class	76,646,208	76,646,208	76,646,208
LVIP Macquarie High Yield Fund - Standard Class	2,456,035	2,456,035	2,456,035
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	902,595,787	902,595,787	902,595,787
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	4,081,748	4,081,748	4,081,748
LVIP Macquarie Mid Cap Value Fund - Service Class	159,566,989	159,566,989	159,566,989
LVIP Macquarie Mid Cap Value Fund - Standard Class	1,705,638	1,705,638	1,705,638
LVIP Macquarie SMID Cap Core Fund - Service Class	168,755,859	168,755,859	168,755,859
LVIP Macquarie SMID Cap Core Fund - Standard Class	5,682,282	5,682,282	5,682,282
LVIP Macquarie Social Awareness Fund - Service Class	76,881,403	76,881,403	76,881,403
LVIP Macquarie Social Awareness Fund - Standard Class	7,283,755	7,283,755	7,283,755
LVIP Macquarie U.S. Growth Fund - Service Class	343,566,389	343,566,389	343,566,389
LVIP Macquarie U.S. Growth Fund - Standard Class	651,744	651,744	651,744
LVIP Macquarie U.S. REIT Fund - Service Class	99,750,363	99,750,363	99,750,363
LVIP Macquarie U.S. REIT Fund - Standard Class	4,798,553	4,798,553	4,798,553
LVIP Macquarie Value Fund - Service Class	226,039,640	226,039,640	226,039,640
LVIP Macquarie Value Fund - Standard Class	3,983,879	3,983,879	3,983,879
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP Macquarie Wealth Builder Fund - Service Class	$17,049,665	$17,049,665	$17,049,665
LVIP Macquarie Wealth Builder Fund - Standard Class	2,351,458	2,351,458	2,351,458
LVIP MFS International Growth Fund - Service Class	288,553,698	288,553,698	288,553,698
LVIP MFS International Growth Fund - Standard Class	2,728,661	2,728,661	2,728,661
LVIP MFS Value Fund - Service Class	1,032,097,061	1,032,097,061	1,032,097,061
LVIP MFS Value Fund - Standard Class	8,146,388	8,146,388	8,146,388
LVIP Mondrian Global Income Fund - Service Class	355,597,297	355,597,297	355,597,297
LVIP Mondrian Global Income Fund - Standard Class	2,112,035	2,112,035	2,112,035
LVIP Mondrian International Value Fund - Service Class	228,400,951	228,400,951	228,400,951
LVIP Mondrian International Value Fund - Standard Class	6,972,761	6,972,761	6,972,761
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	86,185,988	86,185,988	86,185,988
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	52,464	52,464	52,464
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	543,434,872	543,434,872	543,434,872
LVIP PIMCO Low Duration Bond Fund - Service Class	809,688,662	809,688,662	809,688,662
LVIP PIMCO Low Duration Bond Fund - Standard Class	16,349,024	16,349,024	16,349,024
LVIP SSGA Bond Index Fund - Service Class	811,089,546	811,089,546	811,089,546
LVIP SSGA Bond Index Fund - Standard Class	29,865,854	29,865,854	29,865,854
LVIP SSGA Conservative Index Allocation Fund - Service Class	73,905,474	73,905,474	73,905,474
LVIP SSGA Conservative Index Allocation Fund - Standard Class	4,781,684	4,781,684	4,781,684
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	15,360,502	15,360,502	15,360,502
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	4,181,750	4,181,750	4,181,750
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	513,112,699	513,112,699	513,112,699
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2,464,624	2,464,624	2,464,624
LVIP SSGA International Index Fund - Service Class	261,476,753	261,476,753	261,476,753
LVIP SSGA International Index Fund - Standard Class	17,536,904	17,536,904	17,536,904
LVIP SSGA International Managed Volatility Fund - Service Class	236,862,126	236,862,126	236,862,126
LVIP SSGA International Managed Volatility Fund - Standard Class	44,824	44,824	44,824
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	842,725,809	842,725,809	842,725,809
LVIP SSGA Mid-Cap Index Fund - Service Class	208,202,028	208,202,028	208,202,028
LVIP SSGA Mid-Cap Index Fund - Standard Class	22,193,888	22,193,888	22,193,888
LVIP SSGA Moderate Index Allocation Fund - Service Class	249,644,533	249,644,533	249,644,533
LVIP SSGA Moderate Index Allocation Fund - Standard Class	5,424,335	5,424,335	5,424,335
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	232,153,656	232,153,656	232,153,656
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	6,684,064	6,684,064	6,684,064
LVIP SSGA Nasdaq-100 Index Fund - Service Class	37,750,534	37,750,534	37,750,534
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	4,000,293	4,000,293	4,000,293
LVIP SSGA S&P 500 Index Fund - Service Class	2,308,542,478	2,308,542,478	2,308,542,478
LVIP SSGA S&P 500 Index Fund - Standard Class	169,319,156	169,319,156	169,319,156
LVIP SSGA Short-Term Bond Index Fund - Service Class	240,242,783	240,242,783	240,242,783
LVIP SSGA Short-Term Bond Index Fund - Standard Class	15,242,935	15,242,935	15,242,935
LVIP SSGA Small-Cap Index Fund - Service Class	479,661,134	479,661,134	479,661,134
LVIP SSGA Small-Cap Index Fund - Standard Class	24,784,427	24,784,427	24,784,427
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	572,941,290	572,941,290	572,941,290
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	56,510	56,510	56,510
LVIP Structured Conservative Allocation Fund - Service Class	103,171,445	103,171,445	103,171,445
LVIP Structured Conservative Allocation Fund - Standard Class	1,112,311	1,112,311	1,112,311
LVIP Structured Moderate Allocation Fund - Service Class	479,444,676	479,444,676	479,444,676
LVIP Structured Moderate Allocation Fund - Standard Class	1,362,354	1,362,354	1,362,354
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	285,135,112	285,135,112	285,135,112
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2,471,883	2,471,883	2,471,883
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

LVIP T. Rowe Price 2020 Fund - Service Class	$6,792,613	$6,792,613	$6,792,613
LVIP T. Rowe Price 2030 Fund - Service Class	4,392,411	4,392,411	4,392,411
LVIP T. Rowe Price 2040 Fund - Service Class	4,058,052	4,058,052	4,058,052
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	377,805,195	377,805,195	377,805,195
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	4,834,304	4,834,304	4,834,304
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	206,242,755	206,242,755	206,242,755
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	1,566,060	1,566,060	1,566,060
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	1,846,317,821	1,846,317,821	1,846,317,821
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	3,457,763	3,457,763	3,457,763
LVIP Vanguard Bond Allocation Fund - Service Class	982,199,328	982,199,328	982,199,328
LVIP Vanguard Bond Allocation Fund - Standard Class	58,737,987	58,737,987	58,737,987
LVIP Vanguard Domestic Equity ETF Fund - Service Class	485,760,216	485,760,216	485,760,216
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	29,909,067	29,909,067	29,909,067
LVIP Vanguard International Equity ETF Fund - Service Class	291,140,677	291,140,677	291,140,677
LVIP Vanguard International Equity ETF Fund - Standard Class	27,021,539	27,021,539	27,021,539
LVIP Wellington SMID Cap Value Fund - Service Class	140,173,139	140,173,139	140,173,139
LVIP Wellington SMID Cap Value Fund - Standard Class	1,617,889	1,617,889	1,617,889
LVIP Western Asset Core Bond Fund - Service Class	463,116,867	463,116,867	463,116,867
LVIP Western Asset Core Bond Fund - Standard Class	14,890,522	14,890,522	14,890,522
Macquarie VIP Asset Strategy Series - Service Class	7,372,617	7,372,617	7,372,617
Macquarie VIP Asset Strategy Series - Standard Class	136,686	136,686	136,686
Macquarie VIP Emerging Markets Series - Service Class	198,743,782	198,743,782	198,743,782
Macquarie VIP Emerging Markets Series - Standard Class	1,376,809	1,376,809	1,376,809
Macquarie VIP Energy Series - Service Class	10,337,446	10,337,446	10,337,446
Macquarie VIP Energy Series - Standard Class	393,973	393,973	393,973
Macquarie VIP High Income Series - Service Class	25,016,111	25,016,111	25,016,111
Macquarie VIP High Income Series - Standard Class	5,130,565	5,130,565	5,130,565
Macquarie VIP International Core Equity Series - Standard Class	56,617	56,617	56,617
Macquarie VIP Mid Cap Growth Series - Service Class	26,406,896	26,406,896	26,406,896
Macquarie VIP Mid Cap Growth Series - Standard Class	4,977,255	4,977,255	4,977,255
Macquarie VIP Science and Technology Series - Service Class	50,437,077	50,437,077	50,437,077
Macquarie VIP Science and Technology Series - Standard Class	2,795,875	2,795,875	2,795,875
Macquarie VIP Small Cap Growth Series - Service Class	16,020,560	16,020,560	16,020,560
Macquarie VIP Small Cap Growth Series - Standard Class	1,182,046	1,182,046	1,182,046
Macquarie VIP Small Cap Value Series - Service Class	447,394,911	447,394,911	447,394,911
Macquarie VIP Small Cap Value Series - Standard Class	8,750,758	8,750,758	8,750,758
MFS® VIT Growth Series - Initial Class	5,056,648	5,056,648	5,056,648
MFS® VIT Growth Series - Service Class	283,339,501	283,339,501	283,339,501
MFS® VIT Total Return Series - Initial Class	4,833,417	4,833,417	4,833,417
MFS® VIT Total Return Series - Service Class	130,479,977	130,479,977	130,479,977
MFS® VIT Utilities Series - Initial Class	5,532,513	5,532,513	5,532,513
MFS® VIT Utilities Series - Service Class	137,957,473	137,957,473	137,957,473
MFS® VIT II Core Equity Portfolio - Service Class	1,413,155	1,413,155	1,413,155
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	2,108,193	2,108,193	2,108,193
MFS® VIT II International Intrinsic Value Portfolio - Service Class	32,942,781	32,942,781	32,942,781
Morgan Stanley VIF Growth Portfolio - Class II	3,071,008	3,071,008	3,071,008
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	13,639,082	13,639,082	13,639,082
PIMCO VIT All Asset Portfolio - Advisor Class	4,816,810	4,816,810	4,816,810
PIMCO VIT All Asset Portfolio - Institutional Class	1,305,134	1,305,134	1,305,134
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	8,243,705	8,243,705	8,243,705
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of assets and liabilities (continued)
December 31, 2024

Subaccount	Investments	Total Assets	Net Assets

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	$39,527	$39,527	$39,527
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	3,061,922	3,061,922	3,061,922
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	77,162	77,162	77,162
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	1,434,905	1,434,905	1,434,905
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	21,699	21,699	21,699
Putnam VT George Putnam Balanced Fund - Class IA	1,104,384	1,104,384	1,104,384
Putnam VT George Putnam Balanced Fund - Class IB	116,593,477	116,593,477	116,593,477
Putnam VT Global Health Care Fund - Class IA	1,203,445	1,203,445	1,203,445
Putnam VT Global Health Care Fund - Class IB	20,656,509	20,656,509	20,656,509
Putnam VT Income Fund - Class IA	660,193	660,193	660,193
Putnam VT Income Fund - Class IB	9,466,010	9,466,010	9,466,010
Putnam VT Large Cap Value Fund - Class IA	13,180,904	13,180,904	13,180,904
Putnam VT Large Cap Value Fund - Class IB	305,847,792	305,847,792	305,847,792
Putnam VT Sustainable Future Fund - Class IB	731,844	731,844	731,844
Putnam VT Sustainable Leaders Fund - Class IA	215,548	215,548	215,548
Putnam VT Sustainable Leaders Fund - Class IB	10,005,825	10,005,825	10,005,825
Templeton Foreign VIP Fund - Class 1	178,406	178,406	178,406
Templeton Foreign VIP Fund - Class 4	6,492,463	6,492,463	6,492,463
Templeton Global Bond VIP Fund - Class 1	1,973,897	1,973,897	1,973,897
Templeton Global Bond VIP Fund - Class 2	150,705,532	150,705,532	150,705,532
Templeton Global Bond VIP Fund - Class 4	15,017,634	15,017,634	15,017,634
Templeton Growth VIP Fund - Class 2	14,447,935	14,447,935	14,447,935
TOPS® Balanced ETF Portfolio - Service Class Shares	313,196	313,196	313,196
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	10,526,891	10,526,891	10,526,891
VanEck VIP Global Resources Fund - Class S Shares	4,801,205	4,801,205	4,801,205
VanEck VIP Global Resources Fund - Initial Class Shares	305,661	305,661	305,661
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	17,429,056	17,429,056	17,429,056
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	3,311,083	3,311,083	3,311,083
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
AB VPS Discovery Value Portfolio - Class A	$5,280	$(3,176)	$2,104	$(1,905)	$30,062	$28,157	$24,111	$54,372
AB VPS Discovery Value Portfolio - Class B	1,294,420	(2,923,224)	(1,628,804)	819,026	10,200,252	11,019,278	6,980,724	16,371,198
AB VPS Large Cap Growth Portfolio - Class B	—	(171,614)	(171,614)	625,213	480,168	1,105,381	1,231,948	2,165,715
AB VPS Sustainable Global Thematic Portfolio - Class B	—	(492,816)	(492,816)	279,033	94,733	373,766	1,543,412	1,424,362
ALPS Global Opportunity Portfolio - Class I	135,486	(4,694)	130,792	7,207	—	7,207	59,089	197,088
ALPS Global Opportunity Portfolio - Class III	914,624	(130,089)	784,535	193,049	—	193,049	770,670	1,748,254
ALPS/Alerian Energy Infrastructure Portfolio - Class I	183,067	(13,826)	169,241	177,705	133,919	311,624	782,972	1,263,837
ALPS/Alerian Energy Infrastructure Portfolio - Class III	664,352	(269,097)	395,255	6,236,151	534,165	6,770,316	1,491,594	8,657,165
American Funds Asset Allocation Fund - Class 1	594,880	(139,117)	455,763	149,814	1,040,318	1,190,132	2,003,381	3,649,276
American Funds Asset Allocation Fund - Class 1A	843,997	(181,323)	662,674	155,939	1,413,747	1,569,686	2,911,086	5,143,446
American Funds Asset Allocation Fund - Class 4	5,663,834	(3,095,343)	2,568,491	2,791,083	12,294,832	15,085,915	21,337,038	38,991,444
American Funds Capital Income Builder® - Class 1	44,422	(5,290)	39,132	22,965	—	22,965	45,273	107,370
American Funds Capital Income Builder® - Class 1A	365,584	(49,657)	315,927	94,285	—	94,285	557,762	967,974
American Funds Capital Income Builder® - Class 4	2,082,001	(712,210)	1,369,791	1,082,730	—	1,082,730	2,648,437	5,100,958
American Funds Capital World Bond Fund - Class 1	60,278	(20,389)	39,889	(27,208)	—	(27,208)	(96,120)	(83,439)
American Funds Capital World Bond Fund - Class 1A	30,011	(7,127)	22,884	(62,437)	—	(62,437)	(9,190)	(48,743)
American Funds Capital World Growth and Income Fund - Class 1	29,485	(12,543)	16,942	16,292	—	16,292	160,421	193,655
American Funds Capital World Growth and Income Fund - Class 1A	114,840	(34,083)	80,757	26,483	—	26,483	689,301	796,541
American Funds Global Balanced Fund - Class 1	7,536	(2,586)	4,950	703	—	703	16,151	21,804
American Funds Global Balanced Fund - Class 1A	56,268	(14,623)	41,645	(1,929)	—	(1,929)	82,519	122,235
American Funds Global Growth Fund - Class 1	26,465	(9,963)	16,502	32,654	43,043	75,697	95,721	187,920
American Funds Global Growth Fund - Class 1A	273,564	(96,441)	177,123	170,806	491,349	662,155	1,207,914	2,047,192
American Funds Global Growth Fund - Class 2	3,666,441	(3,776,618)	(110,177)	11,587,194	6,995,849	18,583,043	9,403,364	27,876,230
American Funds Global Growth Fund - Class 4	1,827,141	(1,335,846)	491,295	1,992,546	3,697,012	5,689,558	8,006,243	14,187,096
American Funds Global Small Capitalization Fund - Class 1	15,084	(7,443)	7,641	(22,152)	42,433	20,281	(3,285)	24,637
American Funds Global Small Capitalization Fund - Class 1A	50,001	(25,031)	24,970	(211,620)	171,548	(40,072)	106,215	91,113
American Funds Global Small Capitalization Fund - Class 2	2,747,660	(3,290,357)	(542,697)	(6,689,879)	9,624,212	2,934,333	469,325	2,860,961
American Funds Global Small Capitalization Fund - Class 4	256,093	(324,024)	(67,931)	(1,593,099)	1,121,924	(471,175)	879,560	340,454
American Funds Growth Fund - Class 1	41,928	(55,800)	(13,872)	341,077	165,003	506,080	1,506,967	1,999,175
American Funds Growth Fund - Class 1A	220,579	(295,956)	(75,377)	1,439,254	1,367,510	2,806,764	13,640,454	16,371,841
American Funds Growth Fund - Class 2	4,591,793	(23,550,085)	(18,958,292)	113,806,548	32,357,714	146,164,262	236,018,118	363,224,088
American Funds Growth Fund - Class 4	994,256	(6,230,349)	(5,236,093)	14,736,306	13,419,452	28,155,758	129,049,379	151,969,044
American Funds Growth-Income Fund - Class 1	35,545	(21,875)	13,670	213,309	114,424	327,733	236,165	577,568
American Funds Growth-Income Fund - Class 1A	449,993	(192,407)	257,586	922,887	1,736,672	2,659,559	5,281,656	8,198,801
American Funds Growth-Income Fund - Class 2	16,815,571	(23,097,869)	(6,282,298)	111,286,489	70,791,546	182,078,035	142,202,041	317,997,778
American Funds Growth-Income Fund - Class 4	3,683,607	(3,844,951)	(161,344)	7,969,413	16,582,620	24,552,033	49,317,597	73,708,286
American Funds High-Income Trust - Class 1	118,071	(12,891)	105,180	(10,162)	—	(10,162)	50,380	145,398
American Funds High-Income Trust - Class 1A	194,406	(18,709)	175,697	3,703	—	3,703	68,677	248,077
American Funds International Fund - Class 1	42,780	(21,070)	21,710	(12,171)	—	(12,171)	91,725	101,264
American Funds International Fund - Class 1A	156,143	(60,732)	95,411	(150,058)	—	(150,058)	348,915	294,268
American Funds International Fund - Class 2	4,774,265	(6,037,779)	(1,263,514)	1,462,866	—	1,462,866	8,820,903	9,020,255
American Funds International Fund - Class 4	681,645	(641,276)	40,369	(305,781)	—	(305,781)	1,300,084	1,034,672
American Funds International Growth and Income Fund - Class 1	21,077	(8,750)	12,327	(27,460)	—	(27,460)	36,746	21,613
American Funds International Growth and Income Fund - Class 1A	65,241	(15,261)	49,980	(189,348)	—	(189,348)	200,192	60,824
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
American Funds Managed Risk Asset Allocation Fund - Class P1	$155,525	$(44,930)	$110,595	$(58,059)	$95,946	$37,887	$793,840	$942,322
American Funds Managed Risk Asset Allocation Fund - Class P2	2,377,664	(1,794,672)	582,992	139,290	1,715,563	1,854,853	12,736,124	15,173,969
American Funds Managed Risk Growth Fund - Class P1	40,111	(31,220)	8,891	(87,624)	—	(87,624)	1,274,652	1,195,919
American Funds Managed Risk Growth-Income Fund - Class P1	30,434	(9,544)	20,890	8,401	23,201	31,602	235,955	288,447
American Funds Managed Risk International Fund - Class P1	27,224	(10,575)	16,649	(27,533)	—	(27,533)	2,794	(8,090)
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	49,353	(14,487)	34,866	(9,384)	—	(9,384)	302,256	327,738
American Funds Mortgage Fund - Class 1	16,746	(5,430)	11,316	(9,589)	—	(9,589)	81	1,808
American Funds Mortgage Fund - Class 1A	120,526	(10,680)	109,846	(15,652)	—	(15,652)	(92,362)	1,832
American Funds Mortgage Fund - Class 4	322,787	(79,258)	243,529	(107,399)	—	(107,399)	(153,546)	(17,416)
American Funds New World Fund® - Class 1	49,866	(22,005)	27,861	31,575	13,630	45,205	104,261	177,327
American Funds New World Fund® - Class 1A	157,105	(47,094)	110,011	(26,343)	45,426	19,083	382,926	512,020
American Funds New World Fund® - Class 4	666,911	(531,493)	135,418	540,283	265,190	805,473	2,117,986	3,058,877
American Funds The Bond Fund of America - Class 1	281,967	(51,611)	230,356	(36,379)	—	(36,379)	(144,010)	49,967
American Funds The Bond Fund of America - Class 1A	696,342	(97,864)	598,478	(209,720)	—	(209,720)	(268,991)	119,767
American Funds U.S. Government Securities Fund - Class 1	9,632	(2,074)	7,558	(2,801)	—	(2,801)	(4,562)	195
American Funds U.S. Government Securities Fund - Class 1A	222,763	(32,353)	190,410	(143,701)	—	(143,701)	(51,280)	(4,571)
American Funds Washington Mutual Investors Fund - Class 1	47,783	(23,863)	23,920	198,851	22,802	221,653	261,474	507,047
American Funds Washington Mutual Investors Fund - Class 1A	404,753	(113,483)	291,270	306,710	191,494	498,204	3,266,528	4,056,002
American Funds Washington Mutual Investors Fund - Class 4	2,108,705	(1,444,076)	664,629	2,233,289	1,117,093	3,350,382	18,007,839	22,022,850
ClearBridge Variable Growth Portfolio - Class I	622	(2,448)	(1,826)	(61,022)	171,915	110,893	(47,396)	61,671
ClearBridge Variable Growth Portfolio - Class II	20,235	(213,401)	(193,166)	(1,203,239)	5,277,991	4,074,752	(1,906,912)	1,974,674
ClearBridge Variable Large Cap Growth Portfolio - Class I	—	(43,205)	(43,205)	487,655	398,944	886,599	1,038,170	1,881,564
ClearBridge Variable Large Cap Growth Portfolio - Class II	—	(4,303,550)	(4,303,550)	15,795,505	13,763,034	29,558,539	40,271,445	65,526,434
ClearBridge Variable Mid Cap Portfolio - Class I	10,309	(7,962)	2,347	3,555	38,262	41,817	86,989	131,153
ClearBridge Variable Mid Cap Portfolio - Class II	215,588	(756,419)	(540,831)	716,158	1,343,047	2,059,205	3,267,399	4,785,773
Columbia VP Commodity Strategy Fund - Class 1	81,031	(8,035)	72,996	(98,594)	—	(98,594)	166,897	141,299
Columbia VP Commodity Strategy Fund - Class 2	209,124	(56,931)	152,193	(720,768)	—	(720,768)	902,776	334,201
Columbia VP Emerging Markets Bond Fund - Class 1	50,939	(3,761)	47,178	(8,194)	—	(8,194)	18,047	57,031
Columbia VP Emerging Markets Bond Fund - Class 2	173,882	(27,782)	146,100	(41,099)	—	(41,099)	69,126	174,127
Columbia VP Strategic Income Fund - Class 1	143,116	(11,286)	131,830	(141,301)	—	(141,301)	128,040	118,569
Columbia VP Strategic Income Fund - Class 2	790,909	(171,691)	619,218	(258,324)	—	(258,324)	262,777	623,671
Delaware VIP® International Series - Standard Class	1,213	(259)	954	(5,773)	—	(5,773)	6,156	1,337
DWS Alternative Asset Allocation VIP Portfolio - Class A	134,883	(19,075)	115,808	(17,001)	2,126	(14,875)	82,953	183,886
DWS Alternative Asset Allocation VIP Portfolio - Class B	1,214,345	(584,845)	629,500	(221,741)	21,374	(200,367)	904,922	1,334,055
DWS Equity 500 Index VIP Portfolio - Class A	83,246	(113,845)	(30,599)	284,979	396,574	681,553	726,558	1,377,512
DWS Small Cap Index VIP Portfolio - Class A	23,968	(32,042)	(8,074)	8,299	56,175	64,474	121,192	177,592
Eaton Vance VT Floating-Rate Income Fund - ADV Class	313,802	(15,216)	298,586	(29,163)	—	(29,163)	6,853	276,276
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,881,651	(417,602)	2,464,049	(246,494)	—	(246,494)	24,537	2,242,092
Fidelity® VIP Balanced Portfolio - Initial Class	254,831	(57,934)	196,897	205,608	403,239	608,847	994,390	1,800,134
Fidelity® VIP Balanced Portfolio - Service Class 2	8,970,114	(6,809,896)	2,160,218	4,651,476	14,423,329	19,074,805	38,390,347	59,625,370
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	—	(2)	(2)	(217)	—	(217)	(624)	(843)
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	42	(3,677)	(3,635)	8,045	1,061	9,106	72,683	78,154
Fidelity® VIP Consumer Staples Portfolio - Initial Class	473	(58)	415	62	309	371	(1,216)	(430)
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	13,228	(4,395)	8,833	(6,852)	12,279	5,427	(11,197)	3,063
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Fidelity® VIP Contrafund® Portfolio - Initial Class	$21,469	$(41,699)	$(20,230)	$489,692	$1,397,055	$1,886,747	$920,181	$2,786,698
Fidelity® VIP Contrafund® Portfolio - Service Class	117	(1,446)	(1,329)	59	22,894	22,953	(12,787)	8,837
Fidelity® VIP Contrafund® Portfolio - Service Class 2	517,613	(24,102,557)	(23,584,944)	112,357,200	193,973,470	306,330,670	133,106,900	415,852,626
Fidelity® VIP Financials Portfolio - Initial Class	902	(139)	763	2,346	1,308	3,654	(9,349)	(4,932)
Fidelity® VIP Financials Portfolio - Service Class 2	27,121	(9,497)	17,624	25,160	35,650	60,810	146,819	225,253
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	11,162	(4,687)	6,475	(6,546)	—	(6,546)	41,627	41,556
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	612,476	(408,609)	203,867	6,782	—	6,782	1,573,176	1,783,825
Fidelity® VIP Growth Portfolio - Initial Class	107	(111,588)	(111,481)	731,360	2,668,868	3,400,228	(293,017)	2,995,730
Fidelity® VIP Growth Portfolio - Service Class 2	—	(6,229,542)	(6,229,542)	21,905,770	102,596,547	124,502,317	(13,699,748)	104,573,027
Fidelity® VIP Mid Cap Portfolio - Initial Class	30,133	(20,777)	9,356	75,542	687,342	762,884	(31,110)	741,130
Fidelity® VIP Mid Cap Portfolio - Service Class 2	2,182,489	(9,388,843)	(7,206,354)	14,023,311	84,435,028	98,458,339	(3,384,746)	87,867,239
Fidelity® VIP Strategic Income Portfolio - Initial Class	357,640	(33,665)	323,975	(33,660)	—	(33,660)	91,425	381,740
Fidelity® VIP Strategic Income Portfolio - Service Class 2	1,588,590	(400,819)	1,187,771	(131,162)	—	(131,162)	824,753	1,881,362
Fidelity® VIP Technology Portfolio - Initial Class	—	(2,686)	(2,686)	61,106	17,834	78,940	67,150	143,404
Fidelity® VIP Technology Portfolio - Service Class 2	—	(119,425)	(119,425)	417,243	389,453	806,696	1,896,290	2,583,561
First Trust Capital Strength Hedged Equity Portfolio - Class I	32,665	(53,849)	(21,184)	24,775	—	24,775	(30,818)	(27,227)
First Trust Capital Strength Portfolio - Class I	998,423	(1,644,027)	(645,604)	2,477,377	9,275,683	11,753,060	(853,687)	10,253,769
First Trust Capital Strength Portfolio - Class II	—	(749)	(749)	130,984	—	130,984	(87,386)	42,849
First Trust Dorsey Wright Tactical Core Portfolio - Class I	91,867	(114,726)	(22,859)	8,484	—	8,484	1,113,466	1,099,091
First Trust Dorsey Wright Tactical Core Portfolio - Class II	—	(138)	(138)	(28,053)	—	(28,053)	39,626	11,435
First Trust Growth Strength Portfolio - Class I	—	(155,145)	(155,145)	555,218	1,417,248	1,972,466	(687,062)	1,130,259
First Trust International Developed Capital Strength Portfolio - Class I	233,465	(143,295)	90,170	156,359	433,875	590,234	(984,519)	(304,115)
First Trust International Developed Capital Strength Portfolio - Class II	—	(219)	(219)	25,373	—	25,373	(20,207)	4,947
First Trust Multi Income Allocation Portfolio - Class I	476,046	(99,341)	376,705	18,765	388,204	406,969	201	783,875
First Trust Multi Income Allocation Portfolio - Class II	—	(14)	(14)	(1,494)	—	(1,494)	1,592	84
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	4,385,541	(2,773,870)	1,611,671	84,452	1,562,771	1,647,223	4,673,332	7,932,226
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	—	(936)	(936)	(92,629)	—	(92,629)	96,847	3,282
Franklin Allocation VIP Fund - Class 1	5,359	(1,379)	3,980	731	—	731	15,847	20,558
Franklin Allocation VIP Fund - Class 4	461,926	(345,369)	116,557	(62,393)	—	(62,393)	1,661,638	1,715,802
Franklin Income VIP Fund - Class 1	56,756	(4,522)	52,234	(11,433)	4,436	(6,997)	27,010	72,247
Franklin Income VIP Fund - Class 2	17,632,915	(5,219,746)	12,413,169	(2,148,871)	1,444,680	(704,191)	6,897,792	18,606,770
Franklin Income VIP Fund - Class 4	8,465,993	(2,350,109)	6,115,884	(884,711)	705,593	(179,118)	3,357,118	9,293,884
Franklin Multi-Asset Variable Conservative Growth - Class I	2,718	(770)	1,948	(1,862)	3,229	1,367	8,081	11,396
Franklin Multi-Asset Variable Conservative Growth - Class II	438,843	(255,924)	182,919	154,954	580,172	735,126	816,276	1,734,321
Franklin Mutual Shares VIP Fund - Class 1	17,329	(4,865)	12,464	(5,037)	16,008	10,971	63,823	87,258
Franklin Mutual Shares VIP Fund - Class 2	8,919,535	(5,560,645)	3,358,890	616,571	9,275,567	9,892,138	31,637,342	44,888,370
Franklin Mutual Shares VIP Fund - Class 4	899,504	(652,200)	247,304	(202,325)	979,196	776,871	3,374,688	4,398,863
Franklin Rising Dividends VIP Fund - Class 1	38,437	(13,103)	25,334	1,361	148,799	150,160	135,088	310,582
Franklin Rising Dividends VIP Fund - Class 4	572,503	(672,839)	(100,336)	423,358	2,949,844	3,373,202	2,204,019	5,476,885
Franklin Small Cap Value VIP Fund - Class 1	24,940	(10,921)	14,019	10,545	49,178	59,723	189,778	263,520
Franklin Small Cap Value VIP Fund - Class 4	179,640	(218,049)	(38,409)	36,612	487,703	524,315	1,907,079	2,392,985
Franklin Small-Mid Cap Growth VIP Fund - Class 1	—	(9,785)	(9,785)	(28,764)	—	(28,764)	265,624	227,075
Franklin Small-Mid Cap Growth VIP Fund - Class 4	—	(167,969)	(167,969)	(94,988)	—	(94,988)	1,898,494	1,635,537
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	25,671	(2,323)	23,348	1	—	1	(1)	23,348
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Goldman Sachs VIT Government Money Market Fund - Service Shares	$843,852	$(175,071)	$668,781	$1	$—	$1	$—	$668,782
Goldman Sachs VIT Large Cap Value Fund - Service Shares	1,236,811	(1,127,178)	109,633	230,558	12,934,384	13,164,942	3,417,403	16,691,978
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	110,364	(45,160)	65,204	(16,413)	—	(16,413)	28,475	77,266
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	104,253	(10,766)	93,487	(4,057)	—	(4,057)	11,119	100,549
Guggenheim VT Long Short Equity	12,204	(31,679)	(19,475)	894,044	—	894,044	(459,573)	414,996
Guggenheim VT Multi-Hedge Strategies	537,739	(67,088)	470,651	129	—	129	(985,987)	(515,207)
Hartford Capital Appreciation HLS Fund - Class IA	928	(463)	465	25	4,949	4,974	15,952	21,391
Hartford Capital Appreciation HLS Fund - Class IC	42,393	(186,277)	(143,884)	211,803	635,222	847,025	1,901,499	2,604,640
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	7,436	(5,132)	2,304	(25,293)	76,257	50,964	(75,915)	(22,647)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	54,740	(165,503)	(110,763)	(267,784)	973,533	705,749	(988,226)	(393,240)
Invesco V.I. American Franchise Fund - Series I Shares	—	(33,923)	(33,923)	103,264	—	103,264	599,151	668,492
Invesco V.I. American Franchise Fund - Series II Shares	—	(11,928)	(11,928)	17,153	—	17,153	197,538	202,763
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	11,813	(1,518)	10,295	(75,433)	—	(75,433)	94,969	29,831
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	559,815	(120,053)	439,762	(206,302)	—	(206,302)	16,054	249,514
Invesco V.I. Comstock Fund - Series I Shares	39,475	(8,998)	30,477	27,354	159,596	186,950	102,813	320,240
Invesco V.I. Comstock Fund - Series II Shares	533,373	(268,108)	265,265	403,789	2,501,877	2,905,666	898,635	4,069,566
Invesco V.I. Core Equity Fund - Series I Shares	38,222	(80,036)	(41,814)	88,015	459,029	547,044	642,711	1,147,941
Invesco V.I. Core Equity Fund - Series II Shares	5,401	(17,875)	(12,474)	37,042	93,470	130,512	117,207	235,245
Invesco V.I. Diversified Dividend Fund - Series I Shares	26,597	(4,870)	21,727	8,284	56,610	64,894	52,848	139,469
Invesco V.I. Diversified Dividend Fund - Series II Shares	372,500	(240,783)	131,717	(8,666)	907,995	899,329	1,449,047	2,480,093
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	91,180	(31,212)	59,968	191,415	137,874	329,289	299,253	688,510
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	4,325,335	(4,567,021)	(241,686)	10,251,417	7,598,121	17,849,538	13,801,841	31,409,693
Invesco V.I. Equity and Income Fund - Series I Shares	18,236	(3,475)	14,761	(6,976)	39,136	32,160	63,541	110,462
Invesco V.I. Equity and Income Fund - Series II Shares	304,787	(197,280)	107,507	17,115	744,490	761,605	1,013,628	1,882,740
Invesco V.I. EQV International Equity Fund - Series I Shares	33,790	(24,833)	8,957	20,065	10,045	30,110	(37,940)	1,127
Invesco V.I. EQV International Equity Fund - Series II Shares	1,215,269	(1,145,805)	69,464	(199,990)	420,844	220,854	(1,023,608)	(733,290)
Invesco V.I. Global Fund - Series II Shares	—	(63,538)	(63,538)	190,029	360,110	550,139	411,710	898,311
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	—	(14,056)	(14,056)	63,704	119,085	182,789	208,694	377,427
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	—	(339,452)	(339,452)	544,814	1,201,803	1,746,617	1,750,927	3,158,092
Janus Henderson Balanced Portfolio - Service Shares	218,750	(200,317)	18,433	1,075,904	—	1,075,904	472,716	1,567,053
Janus Henderson Enterprise Portfolio - Service Shares	32,398	(85,708)	(53,310)	208,579	229,310	437,889	263,926	648,505
Janus Henderson Global Research Portfolio - Service Shares	3,181	(8,872)	(5,691)	31,603	16,982	48,585	55,180	98,074
Lincoln Hedged Nasdaq-100 Fund - Service Class	—	(23,148)	(23,148)	44,447	229,014	273,461	(3,733)	246,580
Lincoln Hedged Nasdaq-100 Fund - Standard Class	—	(947)	(947)	2,248	29,447	31,695	(1,469)	29,279
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	—	(4,268)	(4,268)	153,996	—	153,996	(71,659)	78,069
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	—	(860)	(860)	22,750	—	22,750	(10,871)	11,019
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	—	(5,139)	(5,139)	197,196	—	197,196	(93,815)	98,242
Lincoln Hedged S&P 500 Conservative Fund - Service Class	3,056	(71,059)	(68,003)	95,211	953,992	1,049,203	(314,222)	666,978
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	78	(45)	33	—	2,123	2,123	(1,404)	752
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	—	(11,023)	(11,023)	289,332	—	289,332	(139,726)	138,583
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	—	(11,727)	(11,727)	218,109	—	218,109	(104,390)	101,992
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	—	(12,523)	(12,523)	291,144	—	291,144	(141,015)	137,606
Lincoln Hedged S&P 500 Fund - Service Class	18,679	(74,138)	(55,459)	74,838	1,057,773	1,132,611	(238,611)	838,541
Lincoln Hedged S&P 500 Fund - Standard Class	393	(106)	287	(6)	7,315	7,309	(4,724)	2,872
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Lincoln Hedged S&P 500 Fund 2 - Service Class	$—	$(8,880)	$(8,880)	$228,109	$—	$228,109	$(101,087)	$118,142
Lincoln Hedged S&P 500 Fund 3 - Service Class	—	(12,573)	(12,573)	335,141	—	335,141	(163,146)	159,422
Lincoln Hedged S&P 500 Fund 4 - Service Class	—	(10,171)	(10,171)	251,101	—	251,101	(88,807)	152,123
Lincoln Opportunistic Hedged Equity Fund - Service Class	364	(18,330)	(17,966)	16,671	248,985	265,656	(117,231)	130,459
Lincoln Opportunistic Hedged Equity Fund - Standard Class	346	(284)	62	6,192	10,854	17,046	(10,043)	7,065
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2,575,513	(449,849)	2,125,664	(600,579)	—	(600,579)	778,064	2,303,149
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	26,862	(182,459)	(155,597)	(2,345,924)	—	(2,345,924)	6,079,750	3,578,229
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	73,211	(103,749)	(30,538)	240,338	554,729	795,067	756,101	1,520,630
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2,213,629	(441,243)	1,772,386	(457,060)	—	(457,060)	621,684	1,937,010
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	—	(5,267,335)	(5,267,335)	21,081,464	3,529,272	24,610,736	59,227,918	78,571,319
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	—	(32,528)	(32,528)	130,515	73,014	203,529	1,552,597	1,723,598
LVIP American Balanced Allocation Fund - Service Class	2,066,875	(1,034,134)	1,032,741	(1,239,538)	152,353	(1,087,185)	8,470,299	8,415,855
LVIP American Balanced Allocation Fund - Standard Class	404,683	(89,189)	315,494	(128,960)	25,547	(103,413)	1,364,014	1,576,095
LVIP American Century Balanced Fund - Service Class	2,560,414	(2,033,958)	526,456	1,396,468	—	1,396,468	11,808,207	13,731,131
LVIP American Century Balanced Fund - Standard Class II	17,346	(4,741)	12,605	42,230	—	42,230	52,174	107,009
LVIP American Century Capital Appreciation Fund - Service Class	—	(40,809)	(40,809)	136,332	231,196	367,528	804,925	1,131,644
LVIP American Century Capital Appreciation Fund - Standard Class II	—	(237)	(237)	12,533	2,848	15,381	1,322	16,466
LVIP American Century Disciplined Core Value Fund - Service Class	8,159	(4,810)	3,349	1,442	—	1,442	(3,290)	1,501
LVIP American Century Disciplined Core Value Fund - Standard Class II	447	(32)	415	(2)	—	(2)	(1,445)	(1,032)
LVIP American Century Inflation Protection Fund - Service Class	147,610	(22,021)	125,589	21,937	—	21,937	(190,878)	(43,352)
LVIP American Century Inflation Protection Fund - Standard Class II	177	(17)	160	—	—	—	(611)	(451)
LVIP American Century International Fund - Service Class	5,849	(4,606)	1,243	(515)	—	(515)	(63,111)	(62,383)
LVIP American Century International Fund - Standard Class II	52	(36)	16	(476)	—	(476)	(4,313)	(4,773)
LVIP American Century Large Company Value Fund - Service Class	2,680,028	(1,616,730)	1,063,298	1,461,108	1,981,923	3,443,031	4,892,827	9,399,156
LVIP American Century Large Company Value Fund - Standard Class II	191,649	(38,935)	152,714	143,977	133,272	277,249	270,652	700,615
LVIP American Century Mid Cap Value Fund - Service Class	51,731	(10,931)	40,800	4,147	47,628	51,775	(120,526)	(27,951)
LVIP American Century Mid Cap Value Fund - Standard Class II	2,703	(215)	2,488	4	2,361	2,365	(5,684)	(831)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	7,651,881	(7,230,442)	421,439	7,198,338	21,825,550	29,023,888	15,816,813	45,262,140
LVIP American Century Ultra Fund - Service Class	—	(1,805,268)	(1,805,268)	1,389,873	4,989,041	6,378,914	21,603,547	26,177,193
LVIP American Century Ultra Fund - Standard Class	—	(7,309)	(7,309)	(34,076)	59,477	25,401	274,600	292,692
LVIP American Century Ultra Fund - Standard Class II	—	(2)	(2)	(76)	—	(76)	—	(78)
LVIP American Century Value Fund - Service Class	73,581	(12,515)	61,066	1,384	31,330	32,714	(159,262)	(65,482)
LVIP American Century Value Fund - Standard Class II	3,513	(203)	3,310	33	1,426	1,459	(13,912)	(9,143)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	690,445	(439,516)	250,929	(393,293)	89,617	(303,676)	2,296,887	2,244,140
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	12,204	(3,800)	8,404	(434)	1,373	939	28,059	37,402
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	1,138,805	(974,505)	164,300	(1,174,500)	—	(1,174,500)	7,596,997	6,586,797
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	10,192	(2,986)	7,206	(1,049)	—	(1,049)	43,087	49,244
LVIP American Global Growth Fund - Service Class II	4,051,973	(5,118,384)	(1,066,411)	8,339,375	25,247,019	33,586,394	3,929,715	36,449,698
LVIP American Global Small Capitalization Fund - Service Class II	998,965	(838,546)	160,419	(2,625,834)	—	(2,625,834)	2,720,397	254,982
LVIP American Growth Allocation Fund - Service Class	1,270,706	(682,375)	588,331	(972,318)	158,655	(813,663)	6,602,260	6,376,928
LVIP American Growth Allocation Fund - Standard Class	190,934	(34,315)	156,619	(47,673)	19,865	(27,808)	803,290	932,101
LVIP American Growth Fund - Service Class II	605,319	(28,233,936)	(27,628,617)	55,716,782	72,907,285	128,624,067	391,436,487	492,431,937
LVIP American Growth-Income Fund - Service Class II	12,783,737	(21,758,213)	(8,974,476)	43,634,542	61,737,506	105,372,048	185,574,625	281,972,197
LVIP American Income Allocation Fund - Standard Class	2,301	(1,216)	1,085	(3,739)	—	(3,739)	7,601	4,947
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP American International Fund - Service Class II	$2,087,125	$(4,001,466)	$(1,914,341)	$(1,802,586)	$—	$(1,802,586)	$7,996,380	$4,279,453
LVIP American Preservation Fund - Service Class	838,422	(186,778)	651,644	(176,210)	—	(176,210)	(212,379)	263,055
LVIP American Preservation Fund - Standard Class	9,455	(2,223)	7,232	(4,000)	—	(4,000)	3,033	6,265
LVIP Baron Growth Opportunities Fund - Service Class	710,086	(4,583,534)	(3,873,448)	12,451,675	1,461,139	13,912,814	2,802,360	12,841,726
LVIP Baron Growth Opportunities Fund - Standard Class	8,730	(9,002)	(272)	76,184	6,782	82,966	3,640	86,334
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	33,327,442	(21,043,835)	12,283,607	21,970,524	72,933,775	94,904,299	19,098,646	126,286,552
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	15,821	(2,477)	13,344	4,714	31,142	35,856	4,618	53,818
LVIP BlackRock Global Allocation Fund - Service Class	8,125,031	(13,080,227)	(4,955,196)	11,748,300	18,377,468	30,125,768	33,938,666	59,109,238
LVIP BlackRock Global Allocation Fund - Standard Class	110,549	(37,660)	72,889	124,707	200,206	324,913	319,936	717,738
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	18,372,835	(9,986,200)	8,386,635	8,663,615	—	8,663,615	27,730,454	44,780,704
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	2,210	(958)	1,252	342	—	342	3,282	4,876
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	6,850,622	(5,392,199)	1,458,423	4,622,155	809,558	5,431,713	25,567,524	32,457,660
LVIP BlackRock Inflation Protected Bond Fund - Service Class	27,339,984	(11,627,348)	15,712,636	(11,431,539)	—	(11,431,539)	1,863,015	6,144,112
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	469,485	(57,632)	411,853	(143,223)	—	(143,223)	(30,838)	237,792
LVIP BlackRock Real Estate Fund - Service Class	1,721,781	(1,035,816)	685,965	(1,788,873)	—	(1,788,873)	1,092,687	(10,221)
LVIP BlackRock Real Estate Fund - Standard Class	78,658	(10,701)	67,957	(97,360)	—	(97,360)	57,288	27,885
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	8,434,706	(8,016,831)	417,875	10,135,953	1,430,901	11,566,854	45,559,112	57,543,841
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	129	(42)	87	18	18	36	716	839
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	101,860	(20,509,673)	(20,407,813)	83,011,802	72,700,897	155,712,699	196,576,730	331,881,616
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	158	(49,408)	(49,250)	197,149	116,642	313,791	260,227	524,768
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	45,701	(11,171,674)	(11,125,973)	40,811,722	41,751,496	82,563,218	46,390,657	117,827,902
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	16	(1,222)	(1,206)	3,715	7,572	11,287	12,885	22,966
LVIP Channing Small Cap Value Fund - Service Class	59,881	(135,359)	(75,478)	357,187	—	357,187	532,543	814,252
LVIP Channing Small Cap Value Fund - Standard Class	12,369	(7,882)	4,487	106,323	—	106,323	80,081	190,891
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	2,099,218	(6,990,109)	(4,890,891)	30,074,590	21,289,600	51,364,190	36,031,702	82,505,001
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	706	(741)	(35)	3,235	4,000	7,235	8,341	15,541
LVIP Dimensional International Core Equity Fund - Service Class	3,437,508	(2,372,507)	1,065,001	3,038,302	—	3,038,302	(1,919,922)	2,183,381
LVIP Dimensional International Core Equity Fund - Standard Class	507,481	(109,570)	397,911	415,376	—	415,376	(385,114)	428,173
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	12,660,934	(7,651,326)	5,009,608	7,649,299	—	7,649,299	3,137,886	15,796,793
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	78,399	(17,324)	61,075	75,034	—	75,034	(11,734)	124,375
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2,190,780	(4,172,178)	(1,981,398)	12,675,339	12,429,792	25,105,131	25,555,112	48,678,845
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	322,353	(164,522)	157,831	1,351,661	1,235,911	2,587,572	2,455,617	5,201,020
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,456,310	(2,664,508)	(1,208,198)	10,048,118	7,654,681	17,702,799	11,836,116	28,330,717
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	269,818	(121,380)	148,438	1,134,071	1,044,528	2,178,599	1,588,953	3,915,990
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	9,569,044	(13,316,147)	(3,747,103)	66,040,575	42,014,450	108,055,025	46,469,589	150,777,511
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	82,167	(38,583)	43,584	358,078	285,424	643,502	432,291	1,119,377
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	44,559,145	(7,776,038)	36,783,107	28,915,697	17,005,592	45,921,289	24,957,582	107,661,978
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	7,991	(745)	7,246	4,051	2,859	6,910	4,925	19,081
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	10,445,926	(12,620,518)	(2,174,592)	34,855,143	33,074,443	67,929,586	17,578,088	83,333,082
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(40)	(40)	1,625	515	2,140	(341)	1,759
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	3,467,782	(1,876,942)	1,590,840	(2,040,739)	—	(2,040,739)	8,463,492	8,013,593
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	144,420	(19,524)	124,896	(52,835)	—	(52,835)	235,495	307,556
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	3,967,863	(1,846,945)	2,120,918	1,818,088	—	1,818,088	(1,571,904)	2,367,102
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	88,005	(9,929)	78,076	19,296	—	19,296	(41,021)	56,351
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	$2,348,281	$(5,016,609)	$(2,668,328)	$9,424,822	$16,981,249	$26,406,071	$47,959,383	$71,697,126
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	68,307	(39,947)	28,360	149,600	367,910	517,510	990,266	1,536,136
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	1,517,890	(2,646,760)	(1,128,870)	323,117	—	323,117	19,144,413	18,338,660
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	96,778	(53,064)	43,714	32,357	—	32,357	914,036	990,107
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	6,877,854	(3,033,098)	3,844,756	1,090,691	—	1,090,691	21,823,387	26,758,834
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	73,622	(17,201)	56,421	19,923	—	19,923	222,686	299,030
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	19,330,869	(10,491,548)	8,839,321	(9,721,590)	4,015,480	(5,706,110)	32,635,158	35,768,369
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	76,370	(11,762)	64,608	(7,771)	14,658	6,887	80,221	151,716
LVIP Global Growth Allocation Managed Risk Fund - Service Class	132,410,154	(72,586,697)	59,823,457	16,277,574	36,569,271	52,846,845	357,069,435	469,739,737
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	307,412	(76,580)	230,832	(57,031)	77,316	20,285	788,974	1,040,091
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	112,516,514	(58,551,852)	53,964,662	3,957,661	29,884,125	33,841,786	256,233,388	344,039,836
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	117,791	(25,633)	92,158	(14,012)	28,600	14,588	237,211	343,957
LVIP Government Money Market Fund - Service Class	40,005,357	(10,686,127)	29,319,230	(116)	33,266	33,150	116	29,352,496
LVIP Government Money Market Fund - Standard Class	2,452,508	(521,620)	1,930,888	(9)	1,714	1,705	9	1,932,602
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	6,211,288	(6,172,866)	38,422	13,636,317	15,643,269	29,279,586	11,966,440	41,284,448
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	1,876	(911)	965	1,081	3,762	4,843	4,360	10,168
LVIP JPMorgan Core Bond Fund - Service Class	18,544,693	(5,097,448)	13,447,245	(1,853,438)	—	(1,853,438)	(12,381,039)	(787,232)
LVIP JPMorgan Core Bond Fund - Standard Class	640,681	(54,247)	586,434	(159,483)	—	(159,483)	(359,583)	67,368
LVIP JPMorgan High Yield Fund - Service Class	13,144,259	(2,596,894)	10,547,365	(1,021,533)	—	(1,021,533)	2,237,773	11,763,605
LVIP JPMorgan High Yield Fund - Standard Class	510,300	(28,390)	481,910	(31,649)	—	(31,649)	(9,126)	441,135
LVIP JPMorgan Mid Cap Value Fund - Service Class	208,156	(139,838)	68,318	52,678	2,145,582	2,198,260	(1,273,191)	993,387
LVIP JPMorgan Mid Cap Value Fund - Standard Class	14,274	(3,377)	10,897	9,356	167,765	177,121	(107,681)	80,337
LVIP JPMorgan Retirement Income Fund - Service Class	591,265	(309,803)	281,462	128,731	—	128,731	759,838	1,170,031
LVIP JPMorgan Retirement Income Fund - Standard Class	41,097	(6,010)	35,087	(485)	—	(485)	55,072	89,674
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	4,970,168	(7,614,347)	(2,644,179)	21,116,922	20,233,636	41,350,558	24,030,015	62,736,394
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2,160	(1,512)	648	3,954	6,904	10,858	11,135	22,641
LVIP JPMorgan Small Cap Core Fund - Service Class	256,649	(309,187)	(52,538)	153,554	603,406	756,960	518,473	1,222,895
LVIP JPMorgan Small Cap Core Fund - Standard Class	7,518	(5,015)	2,503	180,490	14,306	194,796	(100,930)	96,369
LVIP JPMorgan U.S. Equity Fund - Service Class	285,043	(700,131)	(415,088)	1,203,178	2,869,914	4,073,092	4,462,478	8,120,482
LVIP JPMorgan U.S. Equity Fund - Standard Class	14,958	(7,565)	7,393	89,496	101,519	191,015	91,861	290,269
LVIP Loomis Sayles Global Growth Fund - Service Class	—	(40,958)	(40,958)	222,545	111,436	333,981	432,914	725,937
LVIP Loomis Sayles Global Growth Fund - Standard Class	150	(3,150)	(3,000)	3,990	13,804	17,794	75,078	89,872
LVIP Macquarie Bond Fund - Service Class	180,995,057	(55,203,677)	125,791,380	(41,854,675)	—	(41,854,675)	(86,701,366)	(2,764,661)
LVIP Macquarie Bond Fund - Standard Class	2,200,132	(720,394)	1,479,738	(1,320,272)	—	(1,320,272)	(158,979)	487
LVIP Macquarie Diversified Floating Rate Fund - Service Class	32,266,009	(10,805,030)	21,460,979	(122,909)	—	(122,909)	6,189,382	27,527,452
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	226,622	(34,801)	191,821	42,678	—	42,678	50,620	285,119
LVIP Macquarie Diversified Income Fund - Service Class	69,905,906	(27,106,304)	42,799,602	(28,856,125)	—	(28,856,125)	(10,424,624)	3,518,853
LVIP Macquarie Diversified Income Fund - Standard Class	529,890	(78,526)	451,364	(1,217,366)	—	(1,217,366)	871,004	105,002
LVIP Macquarie High Yield Fund - Service Class	4,689,793	(1,322,739)	3,367,054	(1,767,654)	—	(1,767,654)	1,842,103	3,441,503
LVIP Macquarie High Yield Fund - Standard Class	156,442	(24,121)	132,321	(26,786)	—	(26,786)	20,418	125,953
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	33,507,407	(12,334,202)	21,173,205	(4,597,297)	—	(4,597,297)	7,148,409	23,724,317
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	153,284	(27,272)	126,012	(7,637)	—	(7,637)	11,700	130,075
LVIP Macquarie Mid Cap Value Fund - Service Class	1,650,852	(2,290,460)	(639,608)	3,419,509	4,550,822	7,970,331	11,113,046	18,443,769
LVIP Macquarie Mid Cap Value Fund - Standard Class	23,278	(6,011)	17,267	5,314	40,458	45,772	101,780	164,819
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP Macquarie SMID Cap Core Fund - Service Class	$613,421	$(2,453,399)	$(1,839,978)	$2,745,599	$8,472,117	$11,217,716	$10,054,510	$19,432,248
LVIP Macquarie SMID Cap Core Fund - Standard Class	33,494	(71,063)	(37,569)	171,503	262,754	434,257	317,606	714,294
LVIP Macquarie Social Awareness Fund - Service Class	358,316	(1,179,852)	(821,536)	3,605,013	2,534,404	6,139,417	8,006,018	13,323,899
LVIP Macquarie Social Awareness Fund - Standard Class	58,482	(106,895)	(48,413)	424,739	232,639	657,378	692,762	1,301,727
LVIP Macquarie U.S. Growth Fund - Service Class	—	(3,942,773)	(3,942,773)	17,431,113	29,869,739	47,300,852	48,976,659	92,334,738
LVIP Macquarie U.S. Growth Fund - Standard Class	—	(2,218)	(2,218)	113,773	50,869	164,642	(4,875)	157,549
LVIP Macquarie U.S. REIT Fund - Service Class	2,829,718	(1,595,498)	1,234,220	1,122,387	—	1,122,387	3,782,547	6,139,154
LVIP Macquarie U.S. REIT Fund - Standard Class	149,948	(34,389)	115,559	3,603	—	3,603	222,910	342,072
LVIP Macquarie Value Fund - Service Class	3,715,935	(3,850,461)	(134,526)	51,743	8,807,194	8,858,937	4,290,973	13,015,384
LVIP Macquarie Value Fund - Standard Class	78,157	(66,844)	11,313	(20,916)	165,171	144,255	108,971	264,539
LVIP Macquarie Wealth Builder Fund - Service Class	441,452	(270,113)	171,339	14,758	—	14,758	857,842	1,043,939
LVIP Macquarie Wealth Builder Fund - Standard Class	64,421	(43,134)	21,287	(31,760)	—	(31,760)	163,223	152,750
LVIP MFS International Growth Fund - Service Class	3,800,347	(3,927,816)	(127,469)	5,879,326	11,546,740	17,426,066	22,154	17,320,751
LVIP MFS International Growth Fund - Standard Class	43,598	(10,331)	33,267	21,548	112,193	133,741	14,790	181,798
LVIP MFS Value Fund - Service Class	15,188,558	(13,208,962)	1,979,596	53,615,956	56,848,634	110,464,590	(9,336,873)	103,107,313
LVIP MFS Value Fund - Standard Class	140,696	(29,518)	111,178	171,012	421,593	592,605	36,676	740,459
LVIP Mondrian Global Income Fund - Service Class	7,148,949	(6,042,327)	1,106,622	(11,017,034)	—	(11,017,034)	(16,334,580)	(26,244,992)
LVIP Mondrian Global Income Fund - Standard Class	46,468	(8,754)	37,714	(21,863)	—	(21,863)	(80,668)	(64,817)
LVIP Mondrian International Value Fund - Service Class	6,821,503	(3,209,070)	3,612,433	4,636,567	2,407,075	7,043,642	(2,855,308)	7,800,767
LVIP Mondrian International Value Fund - Standard Class	227,198	(110,561)	116,637	135,271	73,898	209,169	(73,251)	252,555
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	884,289	(1,403,325)	(519,036)	4,252,852	4,922,769	9,175,621	3,418,839	12,075,424
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	721	(721)	—	24,624	4,185	28,809	1,080	29,889
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	10,021,186	(8,519,598)	1,501,588	10,752,556	18,212,780	28,965,336	3,980,315	34,447,239
LVIP PIMCO Low Duration Bond Fund - Service Class	34,616,253	(11,288,856)	23,327,397	(4,177,578)	—	(4,177,578)	6,616,698	25,766,517
LVIP PIMCO Low Duration Bond Fund - Standard Class	743,673	(75,529)	668,144	(65,691)	—	(65,691)	83,037	685,490
LVIP SSGA Bond Index Fund - Service Class	25,621,547	(12,854,597)	12,766,950	(9,366,187)	—	(9,366,187)	(9,437,019)	(6,036,256)
LVIP SSGA Bond Index Fund - Standard Class	963,925	(131,705)	832,220	(268,252)	—	(268,252)	(435,924)	128,044
LVIP SSGA Conservative Index Allocation Fund - Service Class	1,888,499	(1,059,610)	828,889	469,306	427,855	897,161	1,285,151	3,011,201
LVIP SSGA Conservative Index Allocation Fund - Standard Class	125,807	(31,857)	93,950	(36,521)	25,857	(10,664)	146,985	230,271
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	383,711	(188,382)	195,329	(365,859)	—	(365,859)	865,198	694,668
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	109,714	(16,988)	92,726	9,493	—	9,493	137,407	239,626
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	14,662,120	(8,719,177)	5,942,943	2,693,123	2,209,253	4,902,376	31,205,823	42,051,142
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	76,343	(13,700)	62,643	(10,875)	10,529	(346)	151,446	213,743
LVIP SSGA International Index Fund - Service Class	8,058,885	(4,074,963)	3,983,922	7,677,895	—	7,677,895	(8,363,584)	3,298,233
LVIP SSGA International Index Fund - Standard Class	575,217	(101,071)	474,146	292,803	—	292,803	(324,613)	442,336
LVIP SSGA International Managed Volatility Fund - Service Class	6,766,875	(4,001,263)	2,765,612	5,334,438	—	5,334,438	(4,654,073)	3,445,977
LVIP SSGA International Managed Volatility Fund - Standard Class	1,407	(516)	891	786	—	786	(903)	774
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	7,715,423	(12,676,960)	(4,961,537)	32,616,669	28,299,661	60,916,330	114,004,869	169,959,662
LVIP SSGA Mid-Cap Index Fund - Service Class	2,073,345	(2,674,296)	(600,951)	1,655,210	11,265,833	12,921,043	8,432,941	20,753,033
LVIP SSGA Mid-Cap Index Fund - Standard Class	258,761	(105,859)	152,902	153,459	1,152,640	1,306,099	834,468	2,293,469
LVIP SSGA Moderate Index Allocation Fund - Service Class	5,839,125	(3,703,924)	2,135,201	5,525,462	2,506,107	8,031,569	5,712,077	15,878,847
LVIP SSGA Moderate Index Allocation Fund - Standard Class	140,466	(26,106)	114,360	14,583	56,379	70,962	188,726	374,048
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	5,215,238	(3,546,965)	1,668,273	5,420,112	2,458,724	7,878,836	6,651,463	16,198,572
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	164,532	(30,349)	134,183	95,735	70,000	165,735	248,241	548,159
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
LVIP SSGA Nasdaq-100 Index Fund - Service Class	$95,064	$(346,812)	$(251,748)	$1,846,273	$197,734	$2,044,007	$4,825,635	$6,617,894
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	19,066	(13,504)	5,562	407,336	21,469	428,805	265,531	699,898
LVIP SSGA S&P 500 Index Fund - Service Class	20,359,552	(29,601,986)	(9,242,434)	105,966,090	151,832,865	257,798,955	160,872,938	409,429,459
LVIP SSGA S&P 500 Index Fund - Standard Class	1,848,784	(1,039,785)	808,999	7,448,993	11,079,461	18,528,454	12,593,795	31,931,248
LVIP SSGA Short-Term Bond Index Fund - Service Class	10,941,387	(3,097,075)	7,844,312	(149,900)	—	(149,900)	(783,975)	6,910,437
LVIP SSGA Short-Term Bond Index Fund - Standard Class	687,288	(63,881)	623,407	25,728	—	25,728	(61,293)	587,842
LVIP SSGA Small-Cap Index Fund - Service Class	7,422,410	(6,860,082)	562,328	8,525,332	17,440,450	25,965,782	14,656,695	41,184,805
LVIP SSGA Small-Cap Index Fund - Standard Class	425,696	(123,004)	302,692	190,102	849,199	1,039,301	772,387	2,114,380
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	12,906,722	(9,042,200)	3,864,522	5,762,417	9,183,279	14,945,696	36,172,840	54,983,058
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	1,408	(520)	888	1,456	907	2,363	2,659	5,910
LVIP Structured Conservative Allocation Fund - Service Class	3,124,767	(1,553,483)	1,571,284	(747,968)	9,999,222	9,251,254	(5,794,910)	5,027,628
LVIP Structured Conservative Allocation Fund - Standard Class	36,490	(6,735)	29,755	(11,304)	115,819	104,515	(64,908)	69,362
LVIP Structured Moderate Allocation Fund - Service Class	16,063,637	(7,934,441)	8,129,196	2,913,680	65,601,504	68,515,184	(40,043,526)	36,600,854
LVIP Structured Moderate Allocation Fund - Standard Class	48,916	(5,580)	43,336	(13,157)	177,535	164,378	(89,908)	117,806
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	8,800,342	(4,719,018)	4,081,324	3,349,959	41,781,205	45,131,164	(24,842,573)	24,369,915
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	82,288	(14,485)	67,803	688	352,773	353,461	(191,715)	229,549
LVIP T. Rowe Price 2020 Fund - Service Class	161,639	(116,564)	45,075	(71,698)	107,353	35,655	406,575	487,305
LVIP T. Rowe Price 2030 Fund - Service Class	84,771	(74,212)	10,559	83,796	53,419	137,215	215,314	363,088
LVIP T. Rowe Price 2040 Fund - Service Class	64,571	(80,387)	(15,816)	333,864	61,517	395,381	97,891	477,456
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	315,604	(5,329,787)	(5,014,183)	6,802,375	35,770,558	42,572,933	33,509,471	71,068,221
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	14,264	(45,056)	(30,792)	87,445	410,090	497,535	389,699	856,442
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	3,781,133	(2,951,970)	829,163	2,926,014	—	2,926,014	19,972,768	23,727,945
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	32,470	(7,655)	24,815	10,012	—	10,012	143,497	178,324
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	39,509,784	(20,310,076)	19,199,708	21,035,930	—	21,035,930	161,657,705	201,893,343
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	82,140	(15,670)	66,470	9,552	—	9,552	288,400	364,422
LVIP Vanguard Bond Allocation Fund - Service Class	33,253,397	(13,494,906)	19,758,491	(8,552,588)	—	(8,552,588)	(13,096,110)	(1,890,207)
LVIP Vanguard Bond Allocation Fund - Standard Class	2,062,500	(279,224)	1,783,276	(685,688)	—	(685,688)	(571,248)	526,340
LVIP Vanguard Domestic Equity ETF Fund - Service Class	4,219,470	(6,442,427)	(2,222,957)	31,997,674	2,596,955	34,594,629	51,580,607	83,952,279
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	329,849	(161,226)	168,623	1,265,770	157,096	1,422,866	3,393,944	4,985,433
LVIP Vanguard International Equity ETF Fund - Service Class	7,066,228	(4,185,580)	2,880,648	3,451,129	—	3,451,129	(70,591)	6,261,186
LVIP Vanguard International Equity ETF Fund - Standard Class	723,600	(144,041)	579,559	279,941	—	279,941	(91,714)	767,786
LVIP Wellington Capital Growth Fund - Service Class	—	(3,169,680)	(3,169,680)	31,149,746	95,141,762	126,291,508	(54,334,708)	68,787,120
LVIP Wellington Capital Growth Fund - Standard Class	—	(12,710)	(12,710)	(479,532)	1,152,423	672,891	253,601	913,782
LVIP Wellington SMID Cap Value Fund - Service Class	1,429,592	(2,054,203)	(624,611)	2,323,295	12,474,787	14,798,082	158,971	14,332,442
LVIP Wellington SMID Cap Value Fund - Standard Class	20,378	(6,336)	14,042	3,424	140,269	143,693	17,445	175,180
LVIP Western Asset Core Bond Fund - Service Class	28,993,805	(6,508,108)	22,485,697	(10,335,561)	—	(10,335,561)	(16,277,417)	(4,127,281)
LVIP Western Asset Core Bond Fund - Standard Class	979,807	(78,802)	901,005	(760,615)	—	(760,615)	(17,610)	122,780
Macquarie VIP Asset Strategy Series - Service Class	140,112	(90,697)	49,415	55,601	280,571	336,172	424,665	810,252
Macquarie VIP Asset Strategy Series - Standard Class	3,860	(2,555)	1,305	(76,344)	5,212	(71,132)	180,714	110,887
Macquarie VIP Emerging Markets Series - Service Class	4,869,921	(3,436,951)	1,432,970	4,419,781	—	4,419,781	2,462,847	8,315,598
Macquarie VIP Emerging Markets Series - Standard Class	38,447	(6,750)	31,697	11,966	—	11,966	23,086	66,749
Macquarie VIP Energy Series - Service Class	358,800	(131,039)	227,761	258,399	—	258,399	(1,228,009)	(741,849)
Macquarie VIP Energy Series - Standard Class	14,277	(1,768)	12,509	14,282	—	14,282	(49,293)	(22,502)
Macquarie VIP High Income Series - Service Class	1,588,921	(262,147)	1,326,774	(241,531)	—	(241,531)	123,148	1,208,391
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Macquarie VIP High Income Series - Standard Class	$227,276	$(17,888)	$209,388	$(23,745)	$—	$(23,745)	$18,831	$204,474
Macquarie VIP International Core Equity Series - Standard Class	723	(559)	164	12	131	143	(1,079)	(772)
Macquarie VIP Mid Cap Growth Series - Service Class	—	(302,580)	(302,580)	(1,458,749)	900,125	(558,624)	1,300,609	439,405
Macquarie VIP Mid Cap Growth Series - Standard Class	—	(25,824)	(25,824)	(194,662)	159,243	(35,419)	201,240	139,997
Macquarie VIP Science and Technology Series - Service Class	—	(563,781)	(563,781)	253,424	1,584,258	1,837,682	11,547,714	12,821,615
Macquarie VIP Science and Technology Series - Standard Class	—	(11,269)	(11,269)	25,875	78,541	104,416	572,885	666,032
Macquarie VIP Small Cap Growth Series - Service Class	—	(150,465)	(150,465)	(458,873)	—	(458,873)	2,340,779	1,731,441
Macquarie VIP Small Cap Growth Series - Standard Class	—	(5,144)	(5,144)	(210,009)	—	(210,009)	413,936	198,783
Macquarie VIP Small Cap Value Series - Service Class	4,606,954	(7,004,312)	(2,397,358)	10,841,701	17,304,774	28,146,475	15,628,870	41,377,987
Macquarie VIP Small Cap Value Series - Standard Class	100,570	(81,780)	18,790	157,414	277,689	435,103	188,930	642,823
MFS® VIT Growth Series - Initial Class	—	(61,587)	(61,587)	343,768	415,481	759,249	691,951	1,389,613
MFS® VIT Growth Series - Service Class	—	(3,633,619)	(3,633,619)	8,733,281	21,999,436	30,732,717	39,850,870	66,949,968
MFS® VIT Total Return Series - Initial Class	126,248	(64,669)	61,579	(3,615)	244,405	240,790	44,178	346,547
MFS® VIT Total Return Series - Service Class	3,005,177	(1,803,694)	1,201,483	(128,199)	6,446,067	6,317,868	223,623	7,742,974
MFS® VIT Utilities Series - Initial Class	125,443	(58,360)	67,083	28,630	154,796	183,426	278,741	529,250
MFS® VIT Utilities Series - Service Class	2,888,932	(2,165,291)	723,641	1,897,265	4,022,271	5,919,536	6,533,599	13,176,776
MFS® VIT II Core Equity Portfolio - Service Class	5,701	(23,723)	(18,022)	71,985	63,473	135,458	130,705	248,141
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	26,378	(8,338)	18,040	9,042	85,055	94,097	(138)	111,999
MFS® VIT II International Intrinsic Value Portfolio - Service Class	387,936	(357,772)	30,164	254,092	1,509,797	1,763,889	99,719	1,893,772
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	15,423	(2,794)	12,629	(304,277)	—	(304,277)	350,897	59,249
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	209,203	(71,302)	137,901	(578,972)	—	(578,972)	1,588,830	1,147,759
Morgan Stanley VIF Growth Portfolio - Class II	—	(22,663)	(22,663)	(209,858)	—	(209,858)	1,495,970	1,263,449
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	99,434	(242,124)	(142,690)	297,733	447,786	745,519	365,634	968,463
PIMCO VIT All Asset Portfolio - Advisor Class	303,316	(53,617)	249,699	(69,146)	—	(69,146)	(71,794)	108,759
PIMCO VIT All Asset Portfolio - Institutional Class	57,755	(2,855)	54,900	(2,032)	—	(2,032)	(31,795)	21,073
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	195,395	(153,585)	41,810	(2,069,365)	—	(2,069,365)	2,256,573	229,018
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	897	(155)	742	(957)	—	(957)	1,589	1,374
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	139,611	(36,585)	103,026	(43,754)	—	(43,754)	64,363	123,635
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	4,961	(604)	4,357	(2,541)	—	(2,541)	3,221	5,037
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	96,660	(18,742)	77,918	(46,681)	—	(46,681)	61,682	92,919
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	1,996	(130)	1,866	273	—	273	64	2,203
Putnam VT George Putnam Balanced Fund - Class IA	23,318	(5,066)	18,252	135,025	—	135,025	3,074	156,351
Putnam VT George Putnam Balanced Fund - Class IB	1,183,828	(1,615,871)	(432,043)	2,295,099	—	2,295,099	12,563,829	14,426,885
Putnam VT Global Health Care Fund - Class IA	8,642	(5,022)	3,620	38,101	53,280	91,381	(79,324)	15,677
Putnam VT Global Health Care Fund - Class IB	104,669	(269,770)	(165,101)	371,722	963,992	1,335,714	(980,204)	190,409
Putnam VT Income Fund - Class IA	33,586	(2,530)	31,056	(68,492)	—	(68,492)	47,702	10,266
Putnam VT Income Fund - Class IB	508,420	(106,993)	401,427	(463,344)	—	(463,344)	181,332	119,415
Putnam VT Large Cap Value Fund - Class IA	144,262	(61,675)	82,587	272,094	495,346	767,440	942,969	1,792,996
Putnam VT Large Cap Value Fund - Class IB	2,186,837	(3,113,660)	(926,823)	5,014,175	8,900,918	13,915,093	20,945,304	33,933,574
Putnam VT Sustainable Future Fund - Class IA	—	(3)	(3)	173	—	173	—	170
Putnam VT Sustainable Future Fund - Class IB	—	(5,488)	(5,488)	13,368	—	13,368	25,573	33,453
Putnam VT Sustainable Leaders Fund - Class IA	751	(1,444)	(693)	7,691	1,238	8,929	29,081	37,317
Putnam VT Sustainable Leaders Fund - Class IB	3,869	(62,841)	(58,972)	125,732	12,543	138,275	291,704	371,007
Templeton Foreign VIP Fund - Class 1	6,162	(907)	5,255	6,640	—	6,640	(12,254)	(359)
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of operations (continued)
Year Ended December 31, 2024

Subaccount	Dividends from Investment Income	Mortality and Expense Guarantee Charges	Net Investment Income (Loss)	Net Realized Gain (Loss) on Investments	Dividends from Net Realized Gain on Investments	Total Net Realized Gain (Loss) on Investments	Net Change in Unrealized Appreciation or Depreciation on Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Templeton Foreign VIP Fund - Class 4	$124,322	$(56,539)	$67,783	$93,059	$—	$93,059	$(316,797)	$(155,955)
Templeton Global Bond VIP Fund - Class 1	—	(9,294)	(9,294)	(166,443)	—	(166,443)	(105,077)	(280,814)
Templeton Global Bond VIP Fund - Class 2	—	(2,632,184)	(2,632,184)	(7,811,192)	—	(7,811,192)	(11,311,496)	(21,754,872)
Templeton Global Bond VIP Fund - Class 4	—	(182,829)	(182,829)	(598,149)	—	(598,149)	(1,335,850)	(2,116,828)
Templeton Growth VIP Fund - Class 2	143,790	(267,849)	(124,059)	294,570	49,214	343,784	358,174	577,899
TOPS® Balanced ETF Portfolio - Service Class Shares	11,970	(3,777)	8,193	(3,333)	2,746	(587)	28,500	36,106
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	188,948	(187,067)	1,881	157,624	148,961	306,585	389,179	697,645
VanEck VIP Global Resources Fund - Class S Shares	124,597	(54,258)	70,339	(11,878)	—	(11,878)	(257,465)	(199,004)
VanEck VIP Global Resources Fund - Initial Class Shares	11,954	(1,993)	9,961	(60,984)	—	(60,984)	15,482	(35,541)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	963,743	(180,360)	783,383	(104,589)	—	(104,589)	79,419	758,213
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	227,277	(13,735)	213,542	(24,236)	—	(24,236)	10,228	199,534
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets
Years Ended December 31, 2023 and 2024

	AB VPS Discovery Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class B	AB VPS Large Cap Growth Portfolio - Class B	AB VPS Sustainable Global Thematic Portfolio - Class B	ALPS Global Opportunity Portfolio - Class I	ALPS Global Opportunity Portfolio - Class III	ALPS/Alerian Energy Infrastructure Portfolio - Class I	ALPS/Alerian Energy Infrastructure Portfolio - Class III
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$539,687	$200,014,624	$8,013,832	$31,230,397	$209,812	$10,459,261	$1,806,738	$26,304,411

Changes From Operations:
Net investment income (loss)	3,074	(1,274,984)	(146,233)	(479,610)	(1,052)	(115,844)	88,943	399,919
Net realized gain (loss) on investments	36,588	14,472,859	867,521	1,642,262	(4,417)	(589,362)	58,044	1,300,774
Net change in unrealized appreciation or depreciation on investments	46,437	16,491,839	1,788,719	2,905,029	65,271	3,148,834	128,614	683,229
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	86,099	29,689,714	2,510,007	4,067,681	59,802	2,443,628	275,601	2,383,922

Changes From Unit Transactions:
Net unit transactions	(37,579)	(15,523,666)	(717,131)	(3,806,782)	(7,080)	(2,516,122)	738,517	(7,293,284)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(37,579)	(15,523,666)	(717,131)	(3,806,782)	(7,080)	(2,516,122)	738,517	(7,293,284)

TOTAL INCREASE (DECREASE) IN NET ASSETS	48,520	14,166,048	1,792,876	260,899	52,722	(72,494)	1,014,118	(4,909,362)

NET ASSETS AT DECEMBER 31, 2023	588,207	214,180,672	9,806,708	31,491,296	262,534	10,386,767	2,820,856	21,395,049

Changes From Operations:
Net investment income (loss)	2,104	(1,628,804)	(171,614)	(492,816)	130,792	784,535	169,241	395,255
Net realized gain (loss) on investments	28,157	11,019,278	1,105,381	373,766	7,207	193,049	311,624	6,770,316
Net change in unrealized appreciation or depreciation on investments	24,111	6,980,724	1,231,948	1,543,412	59,089	770,670	782,972	1,491,594
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	54,372	16,371,198	2,165,715	1,424,362	197,088	1,748,254	1,263,837	8,657,165

Changes From Unit Transactions:
Net unit transactions	(27,631)	(36,882,222)	(1,688,639)	(3,974,707)	1,053,509	(869,877)	662,462	(10,924,478)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(27,631)	(36,882,222)	(1,688,639)	(3,974,707)	1,053,509	(869,877)	662,462	(10,924,478)

TOTAL INCREASE (DECREASE) IN NET ASSETS	26,741	(20,511,024)	477,076	(2,550,345)	1,250,597	878,377	1,926,299	(2,267,313)

NET ASSETS AT DECEMBER 31, 2024	$614,948	$193,669,648	$10,283,784	$28,940,951	$1,513,131	$11,265,144	$4,747,155	$19,127,736
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Asset Allocation Fund - Class 1	American Funds Asset Allocation Fund - Class 1A	American Funds Asset Allocation Fund - Class 4	American Funds Capital Income Builder® - Class 1	American Funds Capital Income Builder® - Class 1A	American Funds Capital Income Builder® - Class 4	American Funds Capital World Bond Fund - Class 1	American Funds Capital World Bond Fund - Class 1A
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$21,372,184	$26,532,150	$248,941,509	$1,014,648	$9,393,227	$52,269,332	$2,389,808	$1,333,647

Changes From Operations:
Net investment income (loss)	407,762	516,321	2,376,136	25,743	234,902	935,042	(19,855)	(6,890)
Net realized gain (loss) on investments	836,346	603,686	6,964,444	7,062	24,177	551,287	(60,009)	(25,030)
Net change in unrealized appreciation or depreciation on investments	1,598,366	2,614,212	21,738,601	49,762	530,870	2,696,352	207,096	107,999
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,842,474	3,734,219	31,079,181	82,567	789,949	4,182,681	127,232	76,079

Changes From Unit Transactions:
Net unit transactions	(1,376,131)	1,768,311	(13,885,570)	(105,336)	(168,937)	456,531	(136,804)	43,637
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,376,131)	1,768,311	(13,885,570)	(105,336)	(168,937)	456,531	(136,804)	43,637

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,466,343	5,502,530	17,193,611	(22,769)	621,012	4,639,212	(9,572)	119,716

NET ASSETS AT DECEMBER 31, 2023	22,838,527	32,034,680	266,135,120	991,879	10,014,239	56,908,544	2,380,236	1,453,363

Changes From Operations:
Net investment income (loss)	455,763	662,674	2,568,491	39,132	315,927	1,369,791	39,889	22,884
Net realized gain (loss) on investments	1,190,132	1,569,686	15,085,915	22,965	94,285	1,082,730	(27,208)	(62,437)
Net change in unrealized appreciation or depreciation on investments	2,003,381	2,911,086	21,337,038	45,273	557,762	2,648,437	(96,120)	(9,190)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,649,276	5,143,446	38,991,444	107,370	967,974	5,100,958	(83,439)	(48,743)

Changes From Unit Transactions:
Net unit transactions	(627,581)	4,293,154	(6,612,401)	185,423	212,555	8,475,755	51,396	(225,311)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(627,581)	4,293,154	(6,612,401)	185,423	212,555	8,475,755	51,396	(225,311)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,021,695	9,436,600	32,379,043	292,793	1,180,529	13,576,713	(32,043)	(274,054)

NET ASSETS AT DECEMBER 31, 2024	$25,860,222	$41,471,280	$298,514,163	$1,284,672	$11,194,768	$70,485,257	$2,348,193	$1,179,309
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Capital World Growth and Income Fund - Class 1	American Funds Capital World Growth and Income Fund - Class 1A	American Funds Global Balanced Fund - Class 1	American Funds Global Balanced Fund - Class 1A	American Funds Global Growth Fund - Class 1	American Funds Global Growth Fund - Class 1A	American Funds Global Growth Fund - Class 2	American Funds Global Growth Fund - Class 4
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,335,132	$4,600,407	$345,175	$2,120,996	$1,342,486	$12,866,548	$228,027,397	$93,630,152

Changes From Operations:
Net investment income (loss)	18,100	70,493	4,073	23,627	5,714	52,356	(1,568,199)	(338,761)
Net realized gain (loss) on investments	(7,713)	(133,223)	42,354	242,495	99,545	814,671	23,022,519	6,799,484
Net change in unrealized appreciation or depreciation on investments	252,875	981,595	(2,478)	1,496	160,908	1,977,228	22,631,035	13,262,198
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	263,262	918,865	43,949	267,618	266,167	2,844,255	44,085,355	19,722,921

Changes From Unit Transactions:
Net unit transactions	(92,426)	(83,177)	(35,077)	(123,230)	(194,150)	131,451	(33,292,023)	2,227,665
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(92,426)	(83,177)	(35,077)	(123,230)	(194,150)	131,451	(33,292,023)	2,227,665

TOTAL INCREASE (DECREASE) IN NET ASSETS	170,836	835,688	8,872	144,388	72,017	2,975,706	10,793,332	21,950,586

NET ASSETS AT DECEMBER 31, 2023	1,505,968	5,436,095	354,047	2,265,384	1,414,503	15,842,254	238,820,729	115,580,738

Changes From Operations:
Net investment income (loss)	16,942	80,757	4,950	41,645	16,502	177,123	(110,177)	491,295
Net realized gain (loss) on investments	16,292	26,483	703	(1,929)	75,697	662,155	18,583,043	5,689,558
Net change in unrealized appreciation or depreciation on investments	160,421	689,301	16,151	82,519	95,721	1,207,914	9,403,364	8,006,243
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	193,655	796,541	21,804	122,235	187,920	2,047,192	27,876,230	14,187,096

Changes From Unit Transactions:
Net unit transactions	(145,888)	661,478	(7,159)	873,970	(153,982)	(45,639)	(36,146,657)	4,499,284
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(145,888)	661,478	(7,159)	873,970	(153,982)	(45,639)	(36,146,657)	4,499,284

TOTAL INCREASE (DECREASE) IN NET ASSETS	47,767	1,458,019	14,645	996,205	33,938	2,001,553	(8,270,427)	18,686,380

NET ASSETS AT DECEMBER 31, 2024	$1,553,735	$6,894,114	$368,692	$3,261,589	$1,448,441	$17,843,807	$230,550,302	$134,267,118
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Global Small Capitalization Fund - Class 1	American Funds Global Small Capitalization Fund - Class 1A	American Funds Global Small Capitalization Fund - Class 2	American Funds Global Small Capitalization Fund - Class 4	American Funds Growth Fund - Class 1	American Funds Growth Fund - Class 1A	American Funds Growth Fund - Class 2	American Funds Growth Fund - Class 4
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,096,232	$3,998,276	$263,830,432	$25,058,853	$6,155,475	$38,976,277	$1,143,960,232	$336,311,901

Changes From Operations:
Net investment income (loss)	(2,052)	(11,188)	(2,625,402)	(286,189)	(12,752)	(47,592)	(16,401,304)	(3,605,792)
Net realized gain (loss) on investments	(32,539)	(220,974)	(6,147,556)	(1,139,870)	353,069	1,596,254	105,502,924	18,117,492
Net change in unrealized appreciation or depreciation on investments	203,161	868,738	46,403,922	5,311,283	1,709,399	13,261,346	298,007,244	110,057,109
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	168,570	636,576	37,630,964	3,885,224	2,049,716	14,810,008	387,108,864	124,568,809

Changes From Unit Transactions:
Net unit transactions	(19,415)	68,764	(26,643,370)	4,943,944	(1,326,807)	273,930	(185,709,504)	26,491,490
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,415)	68,764	(26,643,370)	4,943,944	(1,326,807)	273,930	(185,709,504)	26,491,490

TOTAL INCREASE (DECREASE) IN NET ASSETS	149,155	705,340	10,987,594	8,829,168	722,909	15,083,938	201,399,360	151,060,299

NET ASSETS AT DECEMBER 31, 2023	1,245,387	4,703,616	274,818,026	33,888,021	6,878,384	54,060,215	1,345,359,592	487,372,200

Changes From Operations:
Net investment income (loss)	7,641	24,970	(542,697)	(67,931)	(13,872)	(75,377)	(18,958,292)	(5,236,093)
Net realized gain (loss) on investments	20,281	(40,072)	2,934,333	(471,175)	506,080	2,806,764	146,164,262	28,155,758
Net change in unrealized appreciation or depreciation on investments	(3,285)	106,215	469,325	879,560	1,506,967	13,640,454	236,018,118	129,049,379
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,637	91,113	2,860,961	340,454	1,999,175	16,371,841	363,224,088	151,969,044

Changes From Unit Transactions:
Net unit transactions	(79,419)	294,865	(30,781,205)	(3,982,487)	(1,064,027)	957,323	(271,020,710)	62,564,298
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(79,419)	294,865	(30,781,205)	(3,982,487)	(1,064,027)	957,323	(271,020,710)	62,564,298

TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,782)	385,978	(27,920,244)	(3,642,033)	935,148	17,329,164	92,203,378	214,533,342

NET ASSETS AT DECEMBER 31, 2024	$1,190,605	$5,089,594	$246,897,782	$30,245,988	$7,813,532	$71,389,379	$1,437,562,970	$701,905,542
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Growth-Income Fund - Class 1	American Funds Growth-Income Fund - Class 1A	American Funds Growth-Income Fund - Class 2	American Funds Growth-Income Fund - Class 4	American Funds High-Income Trust - Class 1	American Funds High-Income Trust - Class 1A	American Funds International Fund - Class 1	American Funds International Fund - Class 1A
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,557,467	$28,204,187	$1,417,480,260	$234,916,553	$1,349,458	$1,262,357	$2,641,954	$10,424,050

Changes From Operations:
Net investment income (loss)	19,703	285,878	(1,671,765)	484,654	80,746	155,981	26,317	97,393
Net realized gain (loss) on investments	193,684	1,527,773	123,120,142	14,947,103	(39,269)	(12,048)	(23,526)	(310,400)
Net change in unrealized appreciation or depreciation on investments	398,473	5,367,938	198,053,336	43,238,209	104,887	107,123	405,459	1,826,551
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	611,860	7,181,589	319,501,713	58,669,966	146,364	251,056	408,250	1,613,544

Changes From Unit Transactions:
Net unit transactions	(381,683)	12,965	(206,729,087)	16,195,093	(163,242)	1,098,177	36,915	21,552
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(381,683)	12,965	(206,729,087)	16,195,093	(163,242)	1,098,177	36,915	21,552

TOTAL INCREASE (DECREASE) IN NET ASSETS	230,177	7,194,554	112,772,626	74,865,059	(16,878)	1,349,233	445,165	1,635,096

NET ASSETS AT DECEMBER 31, 2023	2,787,644	35,398,741	1,530,252,886	309,781,612	1,332,580	2,611,590	3,087,119	12,059,146

Changes From Operations:
Net investment income (loss)	13,670	257,586	(6,282,298)	(161,344)	105,180	175,697	21,710	95,411
Net realized gain (loss) on investments	327,733	2,659,559	182,078,035	24,552,033	(10,162)	3,703	(12,171)	(150,058)
Net change in unrealized appreciation or depreciation on investments	236,165	5,281,656	142,202,041	49,317,597	50,380	68,677	91,725	348,915
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	577,568	8,198,801	317,997,778	73,708,286	145,398	248,077	101,264	294,268

Changes From Unit Transactions:
Net unit transactions	(587,652)	312,569	(286,319,693)	44,295,123	328,048	184,311	(407,611)	409,815
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(587,652)	312,569	(286,319,693)	44,295,123	328,048	184,311	(407,611)	409,815

TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,084)	8,511,370	31,678,085	118,003,409	473,446	432,388	(306,347)	704,083

NET ASSETS AT DECEMBER 31, 2024	$2,777,560	$43,910,111	$1,561,930,971	$427,785,021	$1,806,026	$3,043,978	$2,780,772	$12,763,229
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds International Fund - Class 2	American Funds International Fund - Class 4	American Funds International Growth and Income Fund - Class 1	American Funds International Growth and Income Fund - Class 1A	American Funds Managed Risk Asset Allocation Fund - Class P1	American Funds Managed Risk Asset Allocation Fund - Class P2	American Funds Managed Risk Growth Fund - Class P1	American Funds Managed Risk Growth-Income Fund - Class P1
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$411,907,949	$52,793,650	$775,406	$2,315,244	$6,643,164	$125,010,890	$4,096,971	$1,532,015

Changes From Operations:
Net investment income (loss)	(641,857)	83,006	12,299	57,450	103,403	453,997	2,775	17,459
Net realized gain (loss) on investments	(8,193,310)	(1,484,465)	(34,821)	(274,318)	667,538	12,740,306	827,628	178,399
Net change in unrealized appreciation or depreciation on investments	64,880,789	8,996,814	132,633	583,993	(112,398)	(3,192,322)	199,541	43,427
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,045,622	7,595,355	110,111	367,125	658,543	10,001,981	1,029,944	239,285

Changes From Unit Transactions:
Net unit transactions	(46,453,515)	1,097,829	(68,389)	273,696	(24,488)	(11,050,435)	560,908	(26,523)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(46,453,515)	1,097,829	(68,389)	273,696	(24,488)	(11,050,435)	560,908	(26,523)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,592,107	8,693,184	41,722	640,821	634,055	(1,048,454)	1,590,852	212,762

NET ASSETS AT DECEMBER 31, 2023	421,500,056	61,486,834	817,128	2,956,065	7,277,219	123,962,436	5,687,823	1,744,777

Changes From Operations:
Net investment income (loss)	(1,263,514)	40,369	12,327	49,980	110,595	582,992	8,891	20,890
Net realized gain (loss) on investments	1,462,866	(305,781)	(27,460)	(189,348)	37,887	1,854,853	(87,624)	31,602
Net change in unrealized appreciation or depreciation on investments	8,820,903	1,300,084	36,746	200,192	793,840	12,736,124	1,274,652	235,955
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,020,255	1,034,672	21,613	60,824	942,322	15,173,969	1,195,919	288,447

Changes From Unit Transactions:
Net unit transactions	(48,846,269)	4,440,346	(78,013)	(437,139)	(399,837)	(22,943,344)	(1,182,938)	(262,052)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(48,846,269)	4,440,346	(78,013)	(437,139)	(399,837)	(22,943,344)	(1,182,938)	(262,052)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,826,014)	5,475,018	(56,400)	(376,315)	542,485	(7,769,375)	12,981	26,395

NET ASSETS AT DECEMBER 31, 2024	$381,674,042	$66,961,852	$760,728	$2,579,750	$7,819,704	$116,193,061	$5,700,804	$1,771,172
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds Managed Risk International Fund - Class P1	American Funds Managed Risk Washington Mutual Investors Fund - Class P1	American Funds Mortgage Fund - Class 1	American Funds Mortgage Fund - Class 1A	American Funds Mortgage Fund - Class 4	American Funds New World Fund® - Class 1	American Funds New World Fund® - Class 1A	American Funds New World Fund® - Class 4
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,653,984	$2,598,921	$519,556	$1,656,078	$7,204,085	$2,841,837	$7,986,002	$44,517,485

Changes From Operations:
Net investment income (loss)	16,804	40,281	11,505	62,096	164,546	26,179	93,341	174,321
Net realized gain (loss) on investments	76,892	278,441	(29,402)	(35,237)	(230,699)	3,236	(107,538)	(336,250)
Net change in unrealized appreciation or depreciation on investments	6,836	(94,313)	25,117	34,817	218,830	384,103	1,271,134	6,925,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	100,532	224,409	7,220	61,676	152,677	413,518	1,256,937	6,763,445

Changes From Unit Transactions:
Net unit transactions	62,567	(305,880)	(93,724)	158,507	(515,085)	(360,627)	475,290	5,337,127
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	62,567	(305,880)	(93,724)	158,507	(515,085)	(360,627)	475,290	5,337,127

TOTAL INCREASE (DECREASE) IN NET ASSETS	163,099	(81,471)	(86,504)	220,183	(362,408)	52,891	1,732,227	12,100,572

NET ASSETS AT DECEMBER 31, 2023	1,817,083	2,517,450	433,052	1,876,261	6,841,677	2,894,728	9,718,229	56,618,057

Changes From Operations:
Net investment income (loss)	16,649	34,866	11,316	109,846	243,529	27,861	110,011	135,418
Net realized gain (loss) on investments	(27,533)	(9,384)	(9,589)	(15,652)	(107,399)	45,205	19,083	805,473
Net change in unrealized appreciation or depreciation on investments	2,794	302,256	81	(92,362)	(153,546)	104,261	382,926	2,117,986
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,090)	327,738	1,808	1,832	(17,416)	177,327	512,020	3,058,877

Changes From Unit Transactions:
Net unit transactions	(75,433)	(301,945)	(99,212)	791,360	770,413	(19,714)	1,186,697	(3,883,441)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(75,433)	(301,945)	(99,212)	791,360	770,413	(19,714)	1,186,697	(3,883,441)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,523)	25,793	(97,404)	793,192	752,997	157,613	1,698,717	(824,564)

NET ASSETS AT DECEMBER 31, 2024	$1,733,560	$2,543,243	$335,648	$2,669,453	$7,594,674	$3,052,341	$11,416,946	$55,793,493
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	American Funds The Bond Fund of America - Class 1	American Funds The Bond Fund of America - Class 1A	American Funds U.S. Government Securities Fund - Class 1	American Funds U.S. Government Securities Fund - Class 1A	American Funds Washington Mutual Investors Fund - Class 1	American Funds Washington Mutual Investors Fund - Class 1A	American Funds Washington Mutual Investors Fund - Class 4	ClearBridge Variable Growth Portfolio - Class I
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$6,171,989	$9,965,248	$330,374	$3,868,467	$3,901,245	$17,524,487	$96,644,860	$492,380

Changes From Operations:
Net investment income (loss)	172,313	428,152	6,913	140,353	34,967	226,167	788,790	(397)
Net realized gain (loss) on investments	(141,092)	(139,273)	(26,737)	(120,365)	(104,772)	17,404	331,857	15,677
Net change in unrealized appreciation or depreciation on investments	233,038	338,145	21,819	81,358	535,173	2,921,589	15,069,566	100,662
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	264,259	627,024	1,995	101,346	465,368	3,165,160	16,190,213	115,942

Changes From Unit Transactions:
Net unit transactions	(252,909)	4,923,138	(103,412)	769,239	(1,317,922)	1,037,798	10,114,812	(45,313)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(252,909)	4,923,138	(103,412)	769,239	(1,317,922)	1,037,798	10,114,812	(45,313)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,350	5,550,162	(101,417)	870,585	(852,554)	4,202,958	26,305,025	70,629

NET ASSETS AT DECEMBER 31, 2023	6,183,339	15,515,410	228,957	4,739,052	3,048,691	21,727,445	122,949,885	563,009

Changes From Operations:
Net investment income (loss)	230,356	598,478	7,558	190,410	23,920	291,270	664,629	(1,826)
Net realized gain (loss) on investments	(36,379)	(209,720)	(2,801)	(143,701)	221,653	498,204	3,350,382	110,893
Net change in unrealized appreciation or depreciation on investments	(144,010)	(268,991)	(4,562)	(51,280)	261,474	3,266,528	18,007,839	(47,396)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	49,967	119,767	195	(4,571)	507,047	4,056,002	22,022,850	61,671

Changes From Unit Transactions:
Net unit transactions	305,543	1,809,268	(2,029)	745,977	(969,005)	1,724,139	12,401,594	141,283
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	305,543	1,809,268	(2,029)	745,977	(969,005)	1,724,139	12,401,594	141,283

TOTAL INCREASE (DECREASE) IN NET ASSETS	355,510	1,929,035	(1,834)	741,406	(461,958)	5,780,141	34,424,444	202,954

NET ASSETS AT DECEMBER 31, 2024	$6,538,849	$17,444,445	$227,123	$5,480,458	$2,586,733	$27,507,586	$157,374,329	$765,963
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	ClearBridge Variable Growth Portfolio - Class II	ClearBridge Variable Large Cap Growth Portfolio - Class I	ClearBridge Variable Large Cap Growth Portfolio - Class II	ClearBridge Variable Mid Cap Portfolio - Class I	ClearBridge Variable Mid Cap Portfolio - Class II	Columbia VP Commodity Strategy Fund - Class 1	Columbia VP Commodity Strategy Fund - Class 2	Columbia VP Emerging Markets Bond Fund - Class 1
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$17,234,948	$4,153,090	$173,601,522	$1,595,633	$54,203,114	$2,406,171	$15,157,928	$495,690

Changes From Operations:
Net investment income (loss)	(190,510)	(30,121)	(3,268,471)	(5,567)	(701,701)	510,157	1,614,607	35,943
Net realized gain (loss) on investments	61,306	44,999	3,865,808	(66,869)	(162,546)	(558,142)	(3,144,726)	(15,862)
Net change in unrealized appreciation or depreciation on investments	3,737,949	1,959,023	73,388,318	252,910	6,956,138	(102,191)	623,182	54,331
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,608,745	1,973,901	73,985,655	180,474	6,091,891	(150,176)	(906,937)	74,412

Changes From Unit Transactions:
Net unit transactions	(2,339,490)	1,106,119	18,158,170	(125,722)	(762,260)	(804,164)	(8,254,636)	346,138
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,339,490)	1,106,119	18,158,170	(125,722)	(762,260)	(804,164)	(8,254,636)	346,138

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,269,255	3,080,020	92,143,825	54,752	5,329,631	(954,340)	(9,161,573)	420,550

NET ASSETS AT DECEMBER 31, 2023	18,504,203	7,233,110	265,745,347	1,650,385	59,532,745	1,451,831	5,996,355	916,240

Changes From Operations:
Net investment income (loss)	(193,166)	(43,205)	(4,303,550)	2,347	(540,831)	72,996	152,193	47,178
Net realized gain (loss) on investments	4,074,752	886,599	29,558,539	41,817	2,059,205	(98,594)	(720,768)	(8,194)
Net change in unrealized appreciation or depreciation on investments	(1,906,912)	1,038,170	40,271,445	86,989	3,267,399	166,897	902,776	18,047
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,974,674	1,881,564	65,526,434	131,153	4,785,773	141,299	334,201	57,031

Changes From Unit Transactions:
Net unit transactions	(784,403)	284,808	(12,955,451)	(67,939)	(5,100,274)	663,596	(355,291)	29,008
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(784,403)	284,808	(12,955,451)	(67,939)	(5,100,274)	663,596	(355,291)	29,008

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,190,271	2,166,372	52,570,983	63,214	(314,501)	804,895	(21,090)	86,039

NET ASSETS AT DECEMBER 31, 2024	$19,694,474	$9,399,482	$318,316,330	$1,713,599	$59,218,244	$2,256,726	$5,975,265	$1,002,279
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Columbia VP Emerging Markets Bond Fund - Class 2	Columbia VP Strategic Income Fund - Class 1	Columbia VP Strategic Income Fund - Class 2	Delaware VIP® International Series - Standard Class	DWS Alternative Asset Allocation VIP Portfolio - Class A	DWS Alternative Asset Allocation VIP Portfolio - Class B	DWS Equity 500 Index VIP Portfolio - Class A	DWS Small Cap Index VIP Portfolio - Class A
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,670,578	$2,382,581	$15,520,632	$57,345	$2,599,198	$40,289,891	$5,777,964	$2,061,167

Changes From Operations:
Net investment income (loss)	111,121	74,179	361,525	(12)	162,443	1,933,424	(16,675)	(9,346)
Net realized gain (loss) on investments	(117,060)	(92,386)	(621,502)	(1,173)	12,195	(236,435)	494,486	6,294
Net change in unrealized appreciation or depreciation on investments	233,302	229,811	1,486,913	7,770	(32,589)	(199,880)	794,652	284,219
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	227,363	211,604	1,226,936	6,585	142,049	1,497,109	1,272,463	281,167

Changes From Unit Transactions:
Net unit transactions	(144,748)	(13,671)	(478,288)	(6,286)	(41,438)	(4,392,149)	(787,268)	(285,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(144,748)	(13,671)	(478,288)	(6,286)	(41,438)	(4,392,149)	(787,268)	(285,126)

TOTAL INCREASE (DECREASE) IN NET ASSETS	82,615	197,933	748,648	299	100,611	(2,895,040)	485,195	(3,959)

NET ASSETS AT DECEMBER 31, 2023	2,753,193	2,580,514	16,269,280	57,644	2,699,809	37,394,851	6,263,159	2,057,208

Changes From Operations:
Net investment income (loss)	146,100	131,830	619,218	954	115,808	629,500	(30,599)	(8,074)
Net realized gain (loss) on investments	(41,099)	(141,301)	(258,324)	(5,773)	(14,875)	(200,367)	681,553	64,474
Net change in unrealized appreciation or depreciation on investments	69,126	128,040	262,777	6,156	82,953	904,922	726,558	121,192
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	174,127	118,569	623,671	1,337	183,886	1,334,055	1,377,512	177,592

Changes From Unit Transactions:
Net unit transactions	877,862	147,106	2,785,180	(58,981)	908,744	(3,622,654)	(458,222)	(263,840)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	877,862	147,106	2,785,180	(58,981)	908,744	(3,622,654)	(458,222)	(263,840)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,051,989	265,675	3,408,851	(57,644)	1,092,630	(2,288,599)	919,290	(86,248)

NET ASSETS AT DECEMBER 31, 2024	$3,805,182	$2,846,189	$19,678,131	$—	$3,792,439	$35,106,252	$7,182,449	$1,970,960
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Eaton Vance VT Floating-Rate Income Fund - ADV Class	Eaton Vance VT Floating-Rate Income Fund - Initial Class	Fidelity® VIP Balanced Portfolio - Initial Class	Fidelity® VIP Balanced Portfolio - Service Class 2	Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	Fidelity® VIP Consumer Staples Portfolio - Initial Class	Fidelity® VIP Consumer Staples Portfolio - Service Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,681,128	$37,004,360	$8,333,070	$255,928,330	$—	$—	$—	$—

Changes From Operations:
Net investment income (loss)	336,421	2,474,854	137,219	808,209	(2)	(98)	—	2,378
Net realized gain (loss) on investments	(25,547)	(716,085)	169,100	9,248,199	78	152	—	1,757
Net change in unrealized appreciation or depreciation on investments	132,906	1,556,962	1,620,491	46,479,440	—	6,647	—	(2,370)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	443,780	3,315,731	1,926,810	56,535,848	76	6,701	—	1,765

Changes From Unit Transactions:
Net unit transactions	1,545,849	(4,127,211)	1,154,028	81,203,619	(76)	149,275	—	222,302
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,545,849	(4,127,211)	1,154,028	81,203,619	(76)	149,275	—	222,302

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,989,629	(811,480)	3,080,838	137,739,467	—	155,976	—	224,067

NET ASSETS AT DECEMBER 31, 2023	4,670,757	36,192,880	11,413,908	393,667,797	—	155,976	—	224,067

Changes From Operations:
Net investment income (loss)	298,586	2,464,049	196,897	2,160,218	(2)	(3,635)	415	8,833
Net realized gain (loss) on investments	(29,163)	(246,494)	608,847	19,074,805	(217)	9,106	371	5,427
Net change in unrealized appreciation or depreciation on investments	6,853	24,537	994,390	38,390,347	(624)	72,683	(1,216)	(11,197)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	276,276	2,242,092	1,800,134	59,625,370	(843)	78,154	(430)	3,063

Changes From Unit Transactions:
Net unit transactions	(1,334,110)	(2,011,591)	1,289,019	129,696,594	10,967	489,045	53,619	416,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,334,110)	(2,011,591)	1,289,019	129,696,594	10,967	489,045	53,619	416,805

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,057,834)	230,501	3,089,153	189,321,964	10,124	567,199	53,189	419,868

NET ASSETS AT DECEMBER 31, 2024	$3,612,923	$36,423,381	$14,503,061	$582,989,761	$10,124	$723,175	$53,189	$643,935
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Contrafund® Portfolio - Initial Class	Fidelity® VIP Contrafund® Portfolio - Service Class	Fidelity® VIP Contrafund® Portfolio - Service Class 2	Fidelity® VIP Financials Portfolio - Initial Class	Fidelity® VIP Financials Portfolio - Service Class 2	Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	Fidelity® VIP Growth Portfolio - Initial Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$5,598,755	$—	$1,161,406,100	$—	$—	$642,465	$24,621,119	$8,574,530

Changes From Operations:
Net investment income (loss)	8,244	—	(16,582,777)	(19)	730	12,211	230,022	(82,763)
Net realized gain (loss) on investments	349,356	—	87,821,810	554	3,705	(18,570)	(464,889)	463,937
Net change in unrealized appreciation or depreciation on investments	1,681,637	—	271,616,962	3,908	3,148	83,763	2,820,196	2,513,925
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,039,237	—	342,855,995	4,443	7,583	77,404	2,585,329	2,895,099

Changes From Unit Transactions:
Net unit transactions	746,704	—	(140,585,605)	73,786	70,242	(10,603)	(1,362,286)	(1,103,884)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	746,704	—	(140,585,605)	73,786	70,242	(10,603)	(1,362,286)	(1,103,884)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,785,941	—	202,270,390	78,229	77,825	66,801	1,223,043	1,791,215

NET ASSETS AT DECEMBER 31, 2023	8,384,696	—	1,363,676,490	78,229	77,825	709,266	25,844,162	10,365,745

Changes From Operations:
Net investment income (loss)	(20,230)	(1,329)	(23,584,944)	763	17,624	6,475	203,867	(111,481)
Net realized gain (loss) on investments	1,886,747	22,953	306,330,670	3,654	60,810	(6,546)	6,782	3,400,228
Net change in unrealized appreciation or depreciation on investments	920,181	(12,787)	133,106,900	(9,349)	146,819	41,627	1,573,176	(293,017)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,786,698	8,837	415,852,626	(4,932)	225,253	41,556	1,783,825	2,995,730

Changes From Unit Transactions:
Net unit transactions	1,207,385	197,406	(117,180,865)	88,505	1,991,400	(293,965)	(662,528)	(707,737)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,207,385	197,406	(117,180,865)	88,505	1,991,400	(293,965)	(662,528)	(707,737)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,994,083	206,243	298,671,761	83,573	2,216,653	(252,409)	1,121,297	2,287,993

NET ASSETS AT DECEMBER 31, 2024	$12,378,779	$206,243	$1,662,348,251	$161,802	$2,294,478	$456,857	$26,965,459	$12,653,738
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Fidelity® VIP Growth Portfolio - Service Class 2	Fidelity® VIP Mid Cap Portfolio - Initial Class	Fidelity® VIP Mid Cap Portfolio - Service Class 2	Fidelity® VIP Strategic Income Portfolio - Initial Class	Fidelity® VIP Strategic Income Portfolio - Service Class 2	Fidelity® VIP Technology Portfolio - Initial Class	Fidelity® VIP Technology Portfolio - Service Class 2	First Trust Capital Strength Hedged Equity Portfolio - Class I
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$292,924,732	$4,129,908	$536,090,131	$5,764,444	$26,488,318	$—	$—	$—

Changes From Operations:
Net investment income (loss)	(4,784,407)	5,263	(6,232,113)	263,548	1,159,828	134	(6,925)	322
Net realized gain (loss) on investments	20,585,109	38,930	15,420,637	(136,151)	(493,262)	2,001	18,198	1,787
Net change in unrealized appreciation or depreciation on investments	80,982,379	483,940	59,779,323	409,395	1,797,853	48,005	407,056	1,699
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	96,783,081	528,133	68,967,847	536,792	2,464,419	50,140	418,329	3,808

Changes From Unit Transactions:
Net unit transactions	(21,826,883)	(518,244)	(23,236,762)	425,767	6,586,277	521,396	4,457,727	1,716,635
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(21,826,883)	(518,244)	(23,236,762)	425,767	6,586,277	521,396	4,457,727	1,716,635

TOTAL INCREASE (DECREASE) IN NET ASSETS	74,956,198	9,889	45,731,085	962,559	9,050,696	571,536	4,876,056	1,720,443

NET ASSETS AT DECEMBER 31, 2023	367,880,930	4,139,797	581,821,216	6,727,003	35,539,014	571,536	4,876,056	1,720,443

Changes From Operations:
Net investment income (loss)	(6,229,542)	9,356	(7,206,354)	323,975	1,187,771	(2,686)	(119,425)	(21,184)
Net realized gain (loss) on investments	124,502,317	762,884	98,458,339	(33,660)	(131,162)	78,940	806,696	24,775
Net change in unrealized appreciation or depreciation on investments	(13,699,748)	(31,110)	(3,384,746)	91,425	824,753	67,150	1,896,290	(30,818)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	104,573,027	741,130	87,867,239	381,740	1,881,362	143,404	2,583,561	(27,227)

Changes From Unit Transactions:
Net unit transactions	4,376,294	673,654	(26,091,223)	4,105,051	8,418,385	156,785	9,765,706	5,459,017
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,376,294	673,654	(26,091,223)	4,105,051	8,418,385	156,785	9,765,706	5,459,017

TOTAL INCREASE (DECREASE) IN NET ASSETS	108,949,321	1,414,784	61,776,016	4,486,791	10,299,747	300,189	12,349,267	5,431,790

NET ASSETS AT DECEMBER 31, 2024	$476,830,251	$5,554,581	$643,597,232	$11,213,794	$45,838,761	$871,725	$17,225,323	$7,152,233
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	First Trust Capital Strength Portfolio - Class I	First Trust Capital Strength Portfolio - Class II	First Trust Dorsey Wright Tactical Core Portfolio - Class I	First Trust Dorsey Wright Tactical Core Portfolio - Class II	First Trust Growth Strength Portfolio - Class I	First Trust International Developed Capital Strength Portfolio - Class I	First Trust International Developed Capital Strength Portfolio - Class II	First Trust Multi Income Allocation Portfolio - Class I
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$82,425,608	$1,468,147	$10,413,272	$533,515	$—	$3,941,422	$300,359	$10,318,594

Changes From Operations:
Net investment income (loss)	(229,493)	7,739	89,734	4,488	(15,980)	(21,505)	962	205,083
Net realized gain (loss) on investments	(17,131)	26,669	(227,150)	(112,762)	70,408	(29,082)	(5,521)	256,121
Net change in unrealized appreciation or depreciation on investments	7,276,576	68,223	1,079,083	135,664	527,860	973,133	53,268	199,549
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,029,952	102,631	941,667	27,390	582,288	922,546	48,709	660,753

Changes From Unit Transactions:
Net unit transactions	22,128,594	(367,369)	(1,486,033)	(289,658)	5,903,788	4,741,712	15,228	(2,555,929)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	22,128,594	(367,369)	(1,486,033)	(289,658)	5,903,788	4,741,712	15,228	(2,555,929)

TOTAL INCREASE (DECREASE) IN NET ASSETS	29,158,546	(264,738)	(544,366)	(262,268)	6,486,076	5,664,258	63,937	(1,895,176)

NET ASSETS AT DECEMBER 31, 2023	111,584,154	1,203,409	9,868,906	271,247	6,486,076	9,605,680	364,296	8,423,418

Changes From Operations:
Net investment income (loss)	(645,604)	(749)	(22,859)	(138)	(155,145)	90,170	(219)	376,705
Net realized gain (loss) on investments	11,753,060	130,984	8,484	(28,053)	1,972,466	590,234	25,373	406,969
Net change in unrealized appreciation or depreciation on investments	(853,687)	(87,386)	1,113,466	39,626	(687,062)	(984,519)	(20,207)	201
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	10,253,769	42,849	1,099,091	11,435	1,130,259	(304,115)	4,947	783,875

Changes From Unit Transactions:
Net unit transactions	28,392,974	(1,246,258)	(727,893)	(282,682)	10,524,821	12,200,791	(369,243)	2,327,717
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	28,392,974	(1,246,258)	(727,893)	(282,682)	10,524,821	12,200,791	(369,243)	2,327,717

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,646,743	(1,203,409)	371,198	(271,247)	11,655,080	11,896,676	(364,296)	3,111,592

NET ASSETS AT DECEMBER 31, 2024	$150,230,897	$—	$10,240,104	$—	$18,141,156	$21,502,356	$—	$11,535,010
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	First Trust Multi Income Allocation Portfolio - Class II	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	Franklin Allocation VIP Fund - Class 1	Franklin Allocation VIP Fund - Class 4	Franklin Income VIP Fund - Class 1	Franklin Income VIP Fund - Class 2	Franklin Income VIP Fund - Class 4
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$22,678	$186,679,594	$1,620,037	$—	$16,686,139	$1,134,112	$358,579,480	$147,064,040

Changes From Operations:
Net investment income (loss)	921	1,266,228	33,175	941	(6,990)	51,771	12,648,254	5,535,800
Net realized gain (loss) on investments	685	151,541	15,949	1,152	(284,025)	45,917	18,361,773	7,454,563
Net change in unrealized appreciation or depreciation on investments	872	14,076,140	114,156	—	2,640,120	(9,928)	(7,677,175)	(2,355,615)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,478	15,493,909	163,280	2,093	2,349,105	87,760	23,332,852	10,634,748

Changes From Unit Transactions:
Net unit transactions	8,070	(19,291,696)	(151,788)	(2,093)	3,320,427	(160,037)	(31,362,205)	8,252,112
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	8,070	(19,291,696)	(151,788)	(2,093)	3,320,427	(160,037)	(31,362,205)	8,252,112

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,548	(3,797,787)	11,492	—	5,669,532	(72,277)	(8,029,353)	18,886,860

NET ASSETS AT DECEMBER 31, 2023	33,226	182,881,807	1,631,529	—	22,355,671	1,061,835	350,550,127	165,950,900

Changes From Operations:
Net investment income (loss)	(14)	1,611,671	(936)	3,980	116,557	52,234	12,413,169	6,115,884
Net realized gain (loss) on investments	(1,494)	1,647,223	(92,629)	731	(62,393)	(6,997)	(704,191)	(179,118)
Net change in unrealized appreciation or depreciation on investments	1,592	4,673,332	96,847	15,847	1,661,638	27,010	6,897,792	3,357,118
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	84	7,932,226	3,282	20,558	1,715,802	72,247	18,606,770	9,293,884

Changes From Unit Transactions:
Net unit transactions	(33,310)	(8,600,273)	(1,634,811)	215,570	3,157,421	80,051	(43,423,548)	10,801,083
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(33,310)	(8,600,273)	(1,634,811)	215,570	3,157,421	80,051	(43,423,548)	10,801,083

TOTAL INCREASE (DECREASE) IN NET ASSETS	(33,226)	(668,047)	(1,631,529)	236,128	4,873,223	152,298	(24,816,778)	20,094,967

NET ASSETS AT DECEMBER 31, 2024	$—	$182,213,760	$—	$236,128	$27,228,894	$1,214,133	$325,733,349	$186,045,867
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Franklin Multi-Asset Variable Conservative Growth - Class I	Franklin Multi-Asset Variable Conservative Growth - Class II	Franklin Mutual Shares VIP Fund - Class 1	Franklin Mutual Shares VIP Fund - Class 2	Franklin Mutual Shares VIP Fund - Class 4	Franklin Rising Dividends VIP Fund - Class 1	Franklin Rising Dividends VIP Fund - Class 4	Franklin Small Cap Value VIP Fund - Class 1
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$84,141	$13,560,061	$745,867	$470,366,840	$40,238,536	$3,076,014	$51,385,498	$2,680,056

Changes From Operations:
Net investment income (loss)	1,505	123,961	11,676	2,986,252	170,304	23,866	(110,078)	9,750
Net realized gain (loss) on investments	(248)	(155,044)	57,187	33,795,202	2,890,569	272,617	5,403,082	(54,610)
Net change in unrealized appreciation or depreciation on investments	10,345	1,845,886	25,890	16,802,550	1,758,800	53,681	393,104	331,059
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,602	1,814,803	94,753	53,584,004	4,819,673	350,164	5,686,108	286,199

Changes From Unit Transactions:
Net unit transactions	(552)	1,480,686	(31,641)	(53,552,828)	952,010	(100,188)	3,064,480	(454,945)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(552)	1,480,686	(31,641)	(53,552,828)	952,010	(100,188)	3,064,480	(454,945)

TOTAL INCREASE (DECREASE) IN NET ASSETS	11,050	3,295,489	63,112	31,176	5,771,683	249,976	8,750,588	(168,746)

NET ASSETS AT DECEMBER 31, 2023	95,191	16,855,550	808,979	470,398,016	46,010,219	3,325,990	60,136,086	2,511,310

Changes From Operations:
Net investment income (loss)	1,948	182,919	12,464	3,358,890	247,304	25,334	(100,336)	14,019
Net realized gain (loss) on investments	1,367	735,126	10,971	9,892,138	776,871	150,160	3,373,202	59,723
Net change in unrealized appreciation or depreciation on investments	8,081	816,276	63,823	31,637,342	3,374,688	135,088	2,204,019	189,778
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	11,396	1,734,321	87,258	44,888,370	4,398,863	310,582	5,476,885	263,520

Changes From Unit Transactions:
Net unit transactions	(1,553)	(67,128)	(97,564)	(82,279,788)	(1,643,006)	183,195	4,869,102	(445,500)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,553)	(67,128)	(97,564)	(82,279,788)	(1,643,006)	183,195	4,869,102	(445,500)

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,843	1,667,193	(10,306)	(37,391,418)	2,755,857	493,777	10,345,987	(181,980)

NET ASSETS AT DECEMBER 31, 2024	$105,034	$18,522,743	$798,673	$433,006,598	$48,766,076	$3,819,767	$70,482,073	$2,329,330
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Franklin Small Cap Value VIP Fund - Class 4	Franklin Small-Mid Cap Growth VIP Fund - Class 1	Franklin Small-Mid Cap Growth VIP Fund - Class 4	Goldman Sachs VIT Government Money Market Fund - Institutional Shares	Goldman Sachs VIT Government Money Market Fund - Service Shares	Goldman Sachs VIT Large Cap Value Fund - Service Shares	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$18,091,550	$1,331,993	$10,915,509	$938,358	$19,794,031	$110,457,708	$3,160,328	$1,592,960

Changes From Operations:
Net investment income (loss)	(104,112)	(7,896)	(132,823)	42,907	741,599	546,689	187,483	102,722
Net realized gain (loss) on investments	560,770	(47,232)	(772,411)	2	(3)	8,369,696	(14,283)	(4,987)
Net change in unrealized appreciation or depreciation on investments	1,871,034	494,997	3,736,638	1	3	3,295,920	42,022	18,844
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,327,692	439,869	2,831,404	42,910	741,599	12,212,305	215,222	116,579

Changes From Unit Transactions:
Net unit transactions	2,085,664	551,761	1,407,336	(436,354)	(3,641,555)	(9,377,100)	204,152	(67,144)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,085,664	551,761	1,407,336	(436,354)	(3,641,555)	(9,377,100)	204,152	(67,144)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,413,356	991,630	4,238,740	(393,444)	(2,899,956)	2,835,205	419,374	49,435

NET ASSETS AT DECEMBER 31, 2023	22,504,906	2,323,623	15,154,249	544,914	16,894,075	113,292,913	3,579,702	1,642,395

Changes From Operations:
Net investment income (loss)	(38,409)	(9,785)	(167,969)	23,348	668,781	109,633	65,204	93,487
Net realized gain (loss) on investments	524,315	(28,764)	(94,988)	1	1	13,164,942	(16,413)	(4,057)
Net change in unrealized appreciation or depreciation on investments	1,907,079	265,624	1,898,494	(1)	—	3,417,403	28,475	11,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,392,985	227,075	1,635,537	23,348	668,782	16,691,978	77,266	100,549

Changes From Unit Transactions:
Net unit transactions	2,560,978	(547,893)	(1,102,698)	(211,216)	1,347,536	(23,430,260)	625,109	1,779,889
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,560,978	(547,893)	(1,102,698)	(211,216)	1,347,536	(23,430,260)	625,109	1,779,889

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,953,963	(320,818)	532,839	(187,868)	2,016,318	(6,738,282)	702,375	1,880,438

NET ASSETS AT DECEMBER 31, 2024	$27,458,869	$2,002,805	$15,687,088	$357,046	$18,910,393	$106,554,631	$4,282,077	$3,522,833
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Guggenheim VT Long Short Equity	Guggenheim VT Multi-Hedge Strategies	Hartford Capital Appreciation HLS Fund - Class IA	Hartford Capital Appreciation HLS Fund - Class IC	Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	Invesco V.I. American Franchise Fund - Series I Shares	Invesco V.I. American Franchise Fund - Series II Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$5,212,009	$10,856,500	$86,231	$13,102,371	$1,334,186	$13,177,027	$1,730,167	$551,739

Changes From Operations:
Net investment income (loss)	(26,622)	204,793	466	(118,256)	2,087	(111,526)	(28,424)	(10,497)
Net realized gain (loss) on investments	56,462	(6,347)	1,570	3,087	(161,680)	(536,720)	50,965	6,556
Net change in unrealized appreciation or depreciation on investments	597,800	143,705	14,811	2,332,285	381,503	3,163,915	622,277	207,904
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	627,640	342,151	16,847	2,217,116	221,910	2,515,669	644,818	203,963

Changes From Unit Transactions:
Net unit transactions	36,742	(2,010,040)	141	(1,611,374)	(368,879)	(132,290)	(267,798)	(100,750)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	36,742	(2,010,040)	141	(1,611,374)	(368,879)	(132,290)	(267,798)	(100,750)

TOTAL INCREASE (DECREASE) IN NET ASSETS	664,382	(1,667,889)	16,988	605,742	(146,969)	2,383,379	377,020	103,213

NET ASSETS AT DECEMBER 31, 2023	5,876,391	9,188,611	103,219	13,708,113	1,187,217	15,560,406	2,107,187	654,952

Changes From Operations:
Net investment income (loss)	(19,475)	470,651	465	(143,884)	2,304	(110,763)	(33,923)	(11,928)
Net realized gain (loss) on investments	894,044	129	4,974	847,025	50,964	705,749	103,264	17,153
Net change in unrealized appreciation or depreciation on investments	(459,573)	(985,987)	15,952	1,901,499	(75,915)	(988,226)	599,151	197,538
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	414,996	(515,207)	21,391	2,604,640	(22,647)	(393,240)	668,492	202,763

Changes From Unit Transactions:
Net unit transactions	(6,291,387)	1,869,542	170	(825,959)	(89,724)	(1,148,447)	(327,063)	(54,591)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,291,387)	1,869,542	170	(825,959)	(89,724)	(1,148,447)	(327,063)	(54,591)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(5,876,391)	1,354,335	21,561	1,778,681	(112,371)	(1,541,687)	341,429	148,172

NET ASSETS AT DECEMBER 31, 2024	$—	$10,542,946	$124,780	$15,486,794	$1,074,846	$14,018,719	$2,448,616	$803,124
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	Invesco V.I. Comstock Fund - Series I Shares	Invesco V.I. Comstock Fund - Series II Shares	Invesco V.I. Core Equity Fund - Series I Shares	Invesco V.I. Core Equity Fund - Series II Shares	Invesco V.I. Diversified Dividend Fund - Series I Shares	Invesco V.I. Diversified Dividend Fund - Series II Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,262,545	$10,054,528	$2,400,568	$33,241,833	$4,581,483	$1,070,967	$1,184,403	$24,614,502

Changes From Operations:
Net investment income (loss)	(2,773)	(121,646)	33,914	167,810	(35,541)	(13,008)	15,033	147,095
Net realized gain (loss) on investments	(132,053)	(362,132)	246,041	3,304,623	65,008	31,100	36,696	1,525,910
Net change in unrealized appreciation or depreciation on investments	186,591	971,591	(27,998)	(440,157)	896,973	203,402	24,099	(53,196)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	51,765	487,813	251,957	3,032,276	926,440	221,494	75,828	1,619,809

Changes From Unit Transactions:
Net unit transactions	(560,537)	(705,240)	(274,722)	(7,465,067)	(570,275)	(247,598)	(286,418)	(3,913,911)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(560,537)	(705,240)	(274,722)	(7,465,067)	(570,275)	(247,598)	(286,418)	(3,913,911)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(508,772)	(217,427)	(22,765)	(4,432,791)	356,165	(26,104)	(210,590)	(2,294,102)

NET ASSETS AT DECEMBER 31, 2023	753,773	9,837,101	2,377,803	28,809,042	4,937,648	1,044,863	973,813	22,320,400

Changes From Operations:
Net investment income (loss)	10,295	439,762	30,477	265,265	(41,814)	(12,474)	21,727	131,717
Net realized gain (loss) on investments	(75,433)	(206,302)	186,950	2,905,666	547,044	130,512	64,894	899,329
Net change in unrealized appreciation or depreciation on investments	94,969	16,054	102,813	898,635	642,711	117,207	52,848	1,449,047
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,831	249,514	320,240	4,069,566	1,147,941	235,245	139,469	2,480,093

Changes From Unit Transactions:
Net unit transactions	(597,424)	(998,178)	(184,889)	2,164,446	(450,852)	(185,641)	484,276	(1,274,660)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(597,424)	(998,178)	(184,889)	2,164,446	(450,852)	(185,641)	484,276	(1,274,660)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(567,593)	(748,664)	135,351	6,234,012	697,089	49,604	623,745	1,205,433

NET ASSETS AT DECEMBER 31, 2024	$186,180	$9,088,437	$2,513,154	$35,043,054	$5,634,737	$1,094,467	$1,597,558	$23,525,833
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	Invesco V.I. Equity and Income Fund - Series I Shares	Invesco V.I. Equity and Income Fund - Series II Shares	Invesco V.I. EQV International Equity Fund - Series I Shares	Invesco V.I. EQV International Equity Fund - Series II Shares	Invesco V.I. Global Fund - Series II Shares	Invesco V.I. Main Street Small Cap Fund®- Series I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$8,226,199	$272,413,212	$915,886	$14,765,621	$2,490,240	$72,655,962	$5,996,884	$1,696,549

Changes From Operations:
Net investment income (loss)	54,310	(929,993)	14,493	117,835	(21,201)	(1,102,673)	(62,133)	22,258
Net realized gain (loss) on investments	484,486	26,644,961	16,411	617,379	(78,692)	(1,632,808)	652,607	(17,844)
Net change in unrealized appreciation or depreciation on investments	246,804	5,860,845	57,999	672,020	458,429	14,153,412	1,198,862	382,189
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	785,600	31,575,813	88,903	1,407,234	358,536	11,417,931	1,789,336	386,603

Changes From Unit Transactions:
Net unit transactions	(2,788,045)	(10,689,693)	(92,539)	1,543,981	(580,336)	(4,837,244)	(1,341,294)	1,142,358
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,788,045)	(10,689,693)	(92,539)	1,543,981	(580,336)	(4,837,244)	(1,341,294)	1,142,358

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,002,445)	20,886,120	(3,636)	2,951,215	(221,800)	6,580,687	448,042	1,528,961

NET ASSETS AT DECEMBER 31, 2023	6,223,754	293,299,332	912,250	17,716,836	2,268,440	79,236,649	6,444,926	3,225,510

Changes From Operations:
Net investment income (loss)	59,968	(241,686)	14,761	107,507	8,957	69,464	(63,538)	(14,056)
Net realized gain (loss) on investments	329,289	17,849,538	32,160	761,605	30,110	220,854	550,139	182,789
Net change in unrealized appreciation or depreciation on investments	299,253	13,801,841	63,541	1,013,628	(37,940)	(1,023,608)	411,710	208,694
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	688,510	31,409,693	110,462	1,882,740	1,127	(733,290)	898,311	377,427

Changes From Unit Transactions:
Net unit transactions	(1,239,983)	(25,897,500)	(33,748)	(331,152)	(409,017)	(2,816,492)	(1,460,899)	(218,457)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,239,983)	(25,897,500)	(33,748)	(331,152)	(409,017)	(2,816,492)	(1,460,899)	(218,457)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(551,473)	5,512,193	76,714	1,551,588	(407,890)	(3,549,782)	(562,588)	158,970

NET ASSETS AT DECEMBER 31, 2024	$5,672,281	$298,811,525	$988,964	$19,268,424	$1,860,550	$75,686,867	$5,882,338	$3,384,480
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Invesco V.I. Main Street Small Cap Fund®- Series II Shares	Janus Henderson Balanced Portfolio - Service Shares	Janus Henderson Enterprise Portfolio - Service Shares	Janus Henderson Global Research Portfolio - Service Shares	JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	JPMorgan Insurance Trust Income Builder Portfolio - Class 1	JPMorgan Insurance Trust Income Builder Portfolio - Class 2	Lincoln Hedged Nasdaq-100 Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$21,961,700	$11,889,833	$4,676,207	$442,133	$4,010,465	$406,418	$3,915,940	$751,814

Changes From Operations:
Net investment income (loss)	(32,434)	13,648	(77,315)	(4,038)	(17,714)	(397)	(13,343)	(8,228)
Net realized gain (loss) on investments	(156,678)	601,182	463,828	28,394	(48,616)	(28,802)	(165,916)	135,369
Net change in unrealized appreciation or depreciation on investments	4,072,738	852,156	344,295	78,538	259,839	44,784	312,334	131,571
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,883,626	1,466,986	730,808	102,894	193,509	15,585	133,075	258,712

Changes From Unit Transactions:
Net unit transactions	2,581,620	(1,929,622)	(286,705)	(43,763)	(4,203,974)	(422,003)	(4,049,015)	(225,878)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,581,620	(1,929,622)	(286,705)	(43,763)	(4,203,974)	(422,003)	(4,049,015)	(225,878)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,465,246	(462,636)	444,103	59,131	(4,010,465)	(406,418)	(3,915,940)	32,834

NET ASSETS AT DECEMBER 31, 2023	28,426,946	11,427,197	5,120,310	501,264	—	—	—	784,648

Changes From Operations:
Net investment income (loss)	(339,452)	18,433	(53,310)	(5,691)	—	—	—	(23,148)
Net realized gain (loss) on investments	1,746,617	1,075,904	437,889	48,585	—	—	—	273,461
Net change in unrealized appreciation or depreciation on investments	1,750,927	472,716	263,926	55,180	—	—	—	(3,733)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,158,092	1,567,053	648,505	98,074	—	—	—	246,580

Changes From Unit Transactions:
Net unit transactions	3,975,752	(1,235,881)	(1,058,252)	(17,326)	—	—	—	2,893,553
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,975,752	(1,235,881)	(1,058,252)	(17,326)	—	—	—	2,893,553

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,133,844	331,172	(409,747)	80,748	—	—	—	3,140,133

NET ASSETS AT DECEMBER 31, 2024	$35,560,790	$11,758,369	$4,710,563	$582,012	$—	$—	$—	$3,924,781
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Lincoln Hedged Nasdaq-100 Fund - Standard Class	Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Standard Class	Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$373,907	$373,831	$407,984	$2,354,915	$—	$1,472,038	$886,529

Changes From Operations:
Net investment income (loss)	—	(5,373)	(1,720)	(6,368)	(29,940)	—	(19,789)	(20,772)
Net realized gain (loss) on investments	—	2,952	33,428	40,213	213,160	—	51,531	48,018
Net change in unrealized appreciation or depreciation on investments	—	112,601	31,888	142,377	238,299	—	302,218	152,951
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	110,180	63,596	176,222	421,519	—	333,960	180,197

Changes From Unit Transactions:
Net unit transactions	—	447,938	(272,478)	592,243	1,158,520	—	1,011,767	979,272
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	447,938	(272,478)	592,243	1,158,520	—	1,011,767	979,272

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	558,118	(208,882)	768,465	1,580,039	—	1,345,727	1,159,469

NET ASSETS AT DECEMBER 31, 2023	—	932,025	164,949	1,176,449	3,934,954	—	2,817,765	2,045,998

Changes From Operations:
Net investment income (loss)	(947)	(4,268)	(860)	(5,139)	(68,003)	33	(11,023)	(11,727)
Net realized gain (loss) on investments	31,695	153,996	22,750	197,196	1,049,203	2,123	289,332	218,109
Net change in unrealized appreciation or depreciation on investments	(1,469)	(71,659)	(10,871)	(93,815)	(314,222)	(1,404)	(139,726)	(104,390)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	29,279	78,069	11,019	98,242	666,978	752	138,583	101,992

Changes From Unit Transactions:
Net unit transactions	480,279	(1,010,094)	(175,968)	(1,274,691)	7,960,608	29,649	(2,956,348)	(2,147,990)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	480,279	(1,010,094)	(175,968)	(1,274,691)	7,960,608	29,649	(2,956,348)	(2,147,990)

TOTAL INCREASE (DECREASE) IN NET ASSETS	509,558	(932,025)	(164,949)	(1,176,449)	8,627,586	30,401	(2,817,765)	(2,045,998)

NET ASSETS AT DECEMBER 31, 2024	$509,558	$—	$—	$—	$12,562,540	$30,401	$—	$—
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class	Lincoln Hedged S&P 500 Fund - Standard Class	Lincoln Hedged S&P 500 Fund 2 - Service Class	Lincoln Hedged S&P 500 Fund 3 - Service Class	Lincoln Hedged S&P 500 Fund 4 - Service Class	Lincoln Opportunistic Hedged Equity Fund - Service Class	Lincoln Opportunistic Hedged Equity Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$3,620,188	$1,100,290	$—	$1,117,194	$1,300,030	$1,123,906	$—	$—

Changes From Operations:
Net investment income (loss)	(29,066)	(14,702)	—	(14,011)	(19,700)	(17,542)	(12)	—
Net realized gain (loss) on investments	84,846	108,218	—	71,251	107,197	50,756	—	—
Net change in unrealized appreciation or depreciation on investments	224,939	227,276	—	166,077	218,909	165,060	(156)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	280,719	320,792	—	223,317	306,406	198,274	(168)	—

Changes From Unit Transactions:
Net unit transactions	(1,493,851)	1,724,828	—	774,295	665,687	668,185	256,885	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,493,851)	1,724,828	—	774,295	665,687	668,185	256,885	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,213,132)	2,045,620	—	997,612	972,093	866,459	256,717	—

NET ASSETS AT DECEMBER 31, 2023	2,407,056	3,145,910	—	2,114,806	2,272,123	1,990,365	256,717	—

Changes From Operations:
Net investment income (loss)	(12,523)	(55,459)	287	(8,880)	(12,573)	(10,171)	(17,966)	62
Net realized gain (loss) on investments	291,144	1,132,611	7,309	228,109	335,141	251,101	265,656	17,046
Net change in unrealized appreciation or depreciation on investments	(141,015)	(238,611)	(4,724)	(101,087)	(163,146)	(88,807)	(117,231)	(10,043)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	137,606	838,541	2,872	118,142	159,422	152,123	130,459	7,065

Changes From Unit Transactions:
Net unit transactions	(2,544,662)	11,821,514	122,219	(2,232,948)	(2,431,545)	(2,142,488)	2,661,016	128,160
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,544,662)	11,821,514	122,219	(2,232,948)	(2,431,545)	(2,142,488)	2,661,016	128,160

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,407,056)	12,660,055	125,091	(2,114,806)	(2,272,123)	(1,990,365)	2,791,475	135,225

NET ASSETS AT DECEMBER 31, 2024	$—	$15,805,965	$125,091	$—	$—	$—	$3,048,192	$135,225
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	Lord Abbett Series Fund Developing Growth Portfolio - Class VC	Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	LVIP AllianceBernstein Large Cap Growth Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	LVIP American Balanced Allocation Fund - Service Class	LVIP American Balanced Allocation Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$40,427,493	$21,344,479	$10,184,570	$48,509,500	$271,450,049	$4,340,746	$80,890,933	$13,418,685

Changes From Operations:
Net investment income (loss)	1,690,153	(204,637)	(40,148)	1,706,564	(4,668,973)	(23,982)	1,230,562	343,401
Net realized gain (loss) on investments	(1,425,342)	(3,480,710)	258,573	(802,278)	1,606,835	(131,764)	15,230,862	2,897,769
Net change in unrealized appreciation or depreciation on investments	1,914,786	4,955,406	1,081,399	1,360,298	117,466,505	2,208,383	(6,682,328)	(1,495,114)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,179,597	1,270,059	1,299,824	2,264,584	114,404,367	2,052,637	9,779,096	1,746,056

Changes From Unit Transactions:
Net unit transactions	(683,891)	(2,449,041)	(1,094,911)	(2,620,922)	(38,848,663)	663,318	(3,000,069)	82,345
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(683,891)	(2,449,041)	(1,094,911)	(2,620,922)	(38,848,663)	663,318	(3,000,069)	82,345

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,495,706	(1,178,982)	204,913	(356,338)	75,555,704	2,715,955	6,779,027	1,828,401

NET ASSETS AT DECEMBER 31, 2023	41,923,199	20,165,497	10,389,483	48,153,162	347,005,753	7,056,701	87,669,960	15,247,086

Changes From Operations:
Net investment income (loss)	2,125,664	(155,597)	(30,538)	1,772,386	(5,267,335)	(32,528)	1,032,741	315,494
Net realized gain (loss) on investments	(600,579)	(2,345,924)	795,067	(457,060)	24,610,736	203,529	(1,087,185)	(103,413)
Net change in unrealized appreciation or depreciation on investments	778,064	6,079,750	756,101	621,684	59,227,918	1,552,597	8,470,299	1,364,014
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,303,149	3,578,229	1,520,630	1,937,010	78,571,319	1,723,598	8,415,855	1,576,095

Changes From Unit Transactions:
Net unit transactions	2,095,083	(6,002,393)	(1,711,645)	(347,936)	(58,992,109)	(648,267)	4,419,216	(379,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,095,083	(6,002,393)	(1,711,645)	(347,936)	(58,992,109)	(648,267)	4,419,216	(379,604)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,398,232	(2,424,164)	(191,015)	1,589,074	19,579,210	1,075,331	12,835,071	1,196,491

NET ASSETS AT DECEMBER 31, 2024	$46,321,431	$17,741,333	$10,198,468	$49,742,236	$366,584,963	$8,132,032	$100,505,031	$16,443,577
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Century Balanced Fund - Service Class	LVIP American Century Balanced Fund - Standard Class II	LVIP American Century Capital Appreciation Fund - Service Class	LVIP American Century Capital Appreciation Fund - Standard Class II	LVIP American Century Disciplined Core Value Fund - Service Class	LVIP American Century Disciplined Core Value Fund - Standard Class II	LVIP American Century Inflation Protection Fund - Service Class	LVIP American Century Inflation Protection Fund - Standard Class II
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$120,754,943	$524,315	$—	$—	$—	$—	$17,038	$—

Changes From Operations:
Net investment income (loss)	292,382	16,698	—	—	—	—	185	—
Net realized gain (loss) on investments	(1,723,793)	(18,201)	—	—	—	—	(225)	—
Net change in unrealized appreciation or depreciation on investments	18,555,091	155,982	—	—	—	—	190	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	17,123,680	154,479	—	—	—	—	150	—

Changes From Unit Transactions:
Net unit transactions	(1,771,134)	429,810	—	—	—	—	(1,344)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,771,134)	429,810	—	—	—	—	(1,344)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,352,546	584,289	—	—	—	—	(1,194)	—

NET ASSETS AT DECEMBER 31, 2023	136,107,489	1,108,604	—	—	—	—	15,844	—

Changes From Operations:
Net investment income (loss)	526,456	12,605	(40,809)	(237)	3,349	415	125,589	160
Net realized gain (loss) on investments	1,396,468	42,230	367,528	15,381	1,442	(2)	21,937	—
Net change in unrealized appreciation or depreciation on investments	11,808,207	52,174	804,925	1,322	(3,290)	(1,445)	(190,878)	(611)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	13,731,131	107,009	1,131,644	16,466	1,501	(1,032)	(43,352)	(451)

Changes From Unit Transactions:
Net unit transactions	(8,007,688)	(410,550)	8,320,040	143,258	1,090,729	47,897	5,188,020	32,583
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,007,688)	(410,550)	8,320,040	143,258	1,090,729	47,897	5,188,020	32,583

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,723,443	(303,541)	9,451,684	159,724	1,092,230	46,865	5,144,668	32,132

NET ASSETS AT DECEMBER 31, 2024	$141,830,932	$805,063	$9,451,684	$159,724	$1,092,230	$46,865	$5,160,512	$32,132
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Century International Fund - Service Class	LVIP American Century International Fund - Standard Class II	LVIP American Century Large Company Value Fund - Service Class	LVIP American Century Large Company Value Fund - Standard Class II	LVIP American Century Mid Cap Value Fund - Service Class	LVIP American Century Mid Cap Value Fund - Standard Class II	LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	LVIP American Century Ultra Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$—	$113,390,220	$6,542,106	$—	$—	$451,029,374	$—

Changes From Operations:
Net investment income (loss)	—	—	1,055,069	128,544	—	—	(957,290)	—
Net realized gain (loss) on investments	—	—	3,404,554	215,145	—	—	33,855,378	—
Net change in unrealized appreciation or depreciation on investments	—	—	(2,228,398)	(121,657)	—	—	947,521	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	2,231,225	222,032	—	—	33,845,609	—

Changes From Unit Transactions:
Net unit transactions	—	—	(8,271,160)	(136,088)	—	—	(10,683,643)	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	(8,271,160)	(136,088)	—	—	(10,683,643)	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	(6,039,935)	85,944	—	—	23,161,966	—

NET ASSETS AT DECEMBER 31, 2023	—	—	107,350,285	6,628,050	—	—	474,191,340	—

Changes From Operations:
Net investment income (loss)	1,243	16	1,063,298	152,714	40,800	2,488	421,439	(1,805,268)
Net realized gain (loss) on investments	(515)	(476)	3,443,031	277,249	51,775	2,365	29,023,888	6,378,914
Net change in unrealized appreciation or depreciation on investments	(63,111)	(4,313)	4,892,827	270,652	(120,526)	(5,684)	15,816,813	21,603,547
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(62,383)	(4,773)	9,399,156	700,615	(27,951)	(831)	45,262,140	26,177,193

Changes From Unit Transactions:
Net unit transactions	1,325,996	91,054	(3,301,993)	168,213	3,400,229	173,294	(61,787,360)	401,134,029
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,325,996	91,054	(3,301,993)	168,213	3,400,229	173,294	(61,787,360)	401,134,029

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,263,613	86,281	6,097,163	868,828	3,372,278	172,463	(16,525,220)	427,311,222

NET ASSETS AT DECEMBER 31, 2024	$1,263,613	$86,281	$113,447,448	$7,496,878	$3,372,278	$172,463	$457,666,120	$427,311,222
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Century Ultra Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class II	LVIP American Century Value Fund - Service Class	LVIP American Century Value Fund - Standard Class II	LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	LVIP American Global Growth Allocation Managed Risk Fund - Service Class	LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$—	$—	$—	$30,721,000	$397,330	$70,665,963	$385,350

Changes From Operations:
Net investment income (loss)	—	—	—	—	284,232	8,138	529,617	8,412
Net realized gain (loss) on investments	—	—	—	—	2,595,085	41,109	11,537,351	75,402
Net change in unrealized appreciation or depreciation on investments	—	—	—	—	(65,324)	(7,227)	(4,353,014)	(33,145)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	—	—	—	2,813,993	42,020	7,713,954	50,669

Changes From Unit Transactions:
Net unit transactions	—	—	—	—	(3,292,918)	(15,767)	(9,509,696)	(4,541)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	—	—	—	(3,292,918)	(15,767)	(9,509,696)	(4,541)

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	—	—	—	(478,925)	26,253	(1,795,742)	46,128

NET ASSETS AT DECEMBER 31, 2023	—	—	—	—	30,242,075	423,583	68,870,221	431,478

Changes From Operations:
Net investment income (loss)	(7,309)	(2)	61,066	3,310	250,929	8,404	164,300	7,206
Net realized gain (loss) on investments	25,401	(76)	32,714	1,459	(303,676)	939	(1,174,500)	(1,049)
Net change in unrealized appreciation or depreciation on investments	274,600	—	(159,262)	(13,912)	2,296,887	28,059	7,596,997	43,087
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	292,692	(78)	(65,482)	(9,143)	2,244,140	37,402	6,586,797	49,244

Changes From Unit Transactions:
Net unit transactions	5,253,706	78	3,953,144	272,623	(3,657,481)	(15,732)	(12,555,262)	(9,514)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,253,706	78	3,953,144	272,623	(3,657,481)	(15,732)	(12,555,262)	(9,514)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,546,398	—	3,887,662	263,480	(1,413,341)	21,670	(5,968,465)	39,730

NET ASSETS AT DECEMBER 31, 2024	$5,546,398	$—	$3,887,662	$263,480	$28,828,734	$445,253	$62,901,756	$471,208
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Global Growth Fund - Service Class II	LVIP American Global Small Capitalization Fund - Service Class II	LVIP American Growth Allocation Fund - Service Class	LVIP American Growth Allocation Fund - Standard Class	LVIP American Growth Fund - Service Class II	LVIP American Growth-Income Fund - Service Class II	LVIP American Income Allocation Fund - Standard Class	LVIP American International Fund - Service Class II
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$281,445,949	$54,945,845	$51,708,759	$7,058,260	$1,248,882,049	$1,035,694,611	$199,359	$255,728,033

Changes From Operations:
Net investment income (loss)	(2,993,505)	(844,559)	753,364	190,355	(21,492,815)	(5,619,008)	1,217	(1,414,183)
Net realized gain (loss) on investments	32,302,134	13,257,840	12,620,979	1,801,630	184,683,617	104,032,598	(8,590)	31,301,671
Net change in unrealized appreciation or depreciation on investments	25,777,883	(5,028,924)	(6,512,821)	(958,163)	281,280,758	147,680,022	18,641	4,559,023
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	55,086,512	7,384,357	6,861,522	1,033,822	444,471,560	246,093,612	11,268	34,446,511

Changes From Unit Transactions:
Net unit transactions	(16,559,034)	(5,472,307)	11,108	560,492	(24,430,106)	1,605,072	(118,915)	(13,278,273)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(16,559,034)	(5,472,307)	11,108	560,492	(24,430,106)	1,605,072	(118,915)	(13,278,273)

TOTAL INCREASE (DECREASE) IN NET ASSETS	38,527,478	1,912,050	6,872,630	1,594,314	420,041,454	247,698,684	(107,647)	21,168,238

NET ASSETS AT DECEMBER 31, 2023	319,973,427	56,857,895	58,581,389	8,652,574	1,668,923,503	1,283,393,295	91,712	276,896,271

Changes From Operations:
Net investment income (loss)	(1,066,411)	160,419	588,331	156,619	(27,628,617)	(8,974,476)	1,085	(1,914,341)
Net realized gain (loss) on investments	33,586,394	(2,625,834)	(813,663)	(27,808)	128,624,067	105,372,048	(3,739)	(1,802,586)
Net change in unrealized appreciation or depreciation on investments	3,929,715	2,720,397	6,602,260	803,290	391,436,487	185,574,625	7,601	7,996,380
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	36,449,698	254,982	6,376,928	932,101	492,431,937	281,972,197	4,947	4,279,453

Changes From Unit Transactions:
Net unit transactions	(19,078,604)	(5,439,256)	6,466,290	(600,841)	75,316,635	48,737,511	(20,839)	(20,514,110)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(19,078,604)	(5,439,256)	6,466,290	(600,841)	75,316,635	48,737,511	(20,839)	(20,514,110)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,371,094	(5,184,274)	12,843,218	331,260	567,748,572	330,709,708	(15,892)	(16,234,657)

NET ASSETS AT DECEMBER 31, 2024	$337,344,521	$51,673,621	$71,424,607	$8,983,834	$2,236,672,075	$1,614,103,003	$75,820	$260,661,614
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP American Preservation Fund - Service Class	LVIP American Preservation Fund - Standard Class	LVIP Baron Growth Opportunities Fund - Service Class	LVIP Baron Growth Opportunities Fund - Standard Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	LVIP BlackRock Global Allocation Fund - Service Class	LVIP BlackRock Global Allocation Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$17,524,971	$245,803	$271,561,655	$1,450,095	$1,333,601,945	$324,428	$829,787,029	$7,049,196

Changes From Operations:
Net investment income (loss)	303,763	6,460	(4,330,435)	(7,620)	11,421,571	6,812	6,991,254	178,596
Net realized gain (loss) on investments	(610,944)	(1,192)	10,418,871	88,963	106,040,614	24,614	(3,749,150)	(32,958)
Net change in unrealized appreciation or depreciation on investments	686,475	2,349	37,400,284	179,453	(21,179,346)	(3,912)	86,268,255	774,358
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	379,294	7,617	43,488,720	260,796	96,282,839	27,514	89,510,359	919,996

Changes From Unit Transactions:
Net unit transactions	(3,021,713)	(4,800)	(3,950,974)	367,067	(70,955,123)	(20,577)	(94,562,326)	(48,022)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,021,713)	(4,800)	(3,950,974)	367,067	(70,955,123)	(20,577)	(94,562,326)	(48,022)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,642,419)	2,817	39,537,746	627,863	25,327,716	6,937	(5,051,967)	871,974

NET ASSETS AT DECEMBER 31, 2023	14,882,552	248,620	311,099,401	2,077,958	1,358,929,661	331,365	824,735,062	7,921,170

Changes From Operations:
Net investment income (loss)	651,644	7,232	(3,873,448)	(272)	12,283,607	13,344	(4,955,196)	72,889
Net realized gain (loss) on investments	(176,210)	(4,000)	13,912,814	82,966	94,904,299	35,856	30,125,768	324,913
Net change in unrealized appreciation or depreciation on investments	(212,379)	3,033	2,802,360	3,640	19,098,646	4,618	33,938,666	319,936
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	263,055	6,265	12,841,726	86,334	126,286,552	53,818	59,109,238	717,738

Changes From Unit Transactions:
Net unit transactions	6,154,335	(37,238)	(10,563,516)	(295,928)	(181,785,625)	179,744	(111,378,380)	(329,410)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,154,335	(37,238)	(10,563,516)	(295,928)	(181,785,625)	179,744	(111,378,380)	(329,410)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,417,390	(30,973)	2,278,210	(209,594)	(55,499,073)	233,562	(52,269,142)	388,328

NET ASSETS AT DECEMBER 31, 2024	$21,299,942	$217,647	$313,377,611	$1,868,364	$1,303,430,588	$564,927	$772,465,920	$8,309,498
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	LVIP BlackRock Inflation Protected Bond Fund - Service Class	LVIP BlackRock Inflation Protected Bond Fund - Standard Class	LVIP BlackRock Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Standard Class	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$643,710,175	$57,603	$357,834,552	$811,065,295	$14,732,276	$71,681,659	$2,195,824	$499,480,438

Changes From Operations:
Net investment income (loss)	3,998,999	713	1,239,899	4,221,744	196,158	809,721	56,501	515,307
Net realized gain (loss) on investments	(1,970,022)	(158)	(1,289,756)	(18,727,828)	(734,119)	(3,443,477)	(153,430)	(872,978)
Net change in unrealized appreciation or depreciation on investments	54,099,315	5,079	32,950,522	39,142,147	1,073,731	10,132,237	362,482	50,351,717
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	56,128,292	5,634	32,900,665	24,636,063	535,770	7,498,481	265,553	49,994,046

Changes From Unit Transactions:
Net unit transactions	(75,438,743)	(1,665)	(25,722,082)	(70,763,091)	(4,622,286)	(6,303,979)	(102,987)	(20,702,654)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(75,438,743)	(1,665)	(25,722,082)	(70,763,091)	(4,622,286)	(6,303,979)	(102,987)	(20,702,654)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,310,451)	3,969	7,178,583	(46,127,028)	(4,086,516)	1,194,502	162,566	29,291,392

NET ASSETS AT DECEMBER 31, 2023	624,399,724	61,572	365,013,135	764,938,267	10,645,760	72,876,161	2,358,390	528,771,830

Changes From Operations:
Net investment income (loss)	8,386,635	1,252	1,458,423	15,712,636	411,853	685,965	67,957	417,875
Net realized gain (loss) on investments	8,663,615	342	5,431,713	(11,431,539)	(143,223)	(1,788,873)	(97,360)	11,566,854
Net change in unrealized appreciation or depreciation on investments	27,730,454	3,282	25,567,524	1,863,015	(30,838)	1,092,687	57,288	45,559,112
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	44,780,704	4,876	32,457,660	6,144,112	237,792	(10,221)	27,885	57,543,841

Changes From Unit Transactions:
Net unit transactions	(87,480,496)	(2,775)	(41,475,970)	(34,649,520)	1,212,921	(6,455,087)	154,225	(52,849,777)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(87,480,496)	(2,775)	(41,475,970)	(34,649,520)	1,212,921	(6,455,087)	154,225	(52,849,777)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,699,792)	2,101	(9,018,310)	(28,505,408)	1,450,713	(6,465,308)	182,110	4,694,064

NET ASSETS AT DECEMBER 31, 2024	$581,699,932	$63,673	$355,994,825	$736,432,859	$12,096,473	$66,410,853	$2,540,500	$533,465,894
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	LVIP Blended Mid Cap Managed Volatility Fund - Service Class	LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	LVIP Channing Small Cap Value Fund - Service Class	LVIP Channing Small Cap Value Fund - Standard Class	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$1,065,179,793	$1,867,196	$676,699,110	$117,879	$281,649	$3,755	$437,886,654

Changes From Operations:
Net investment income (loss)	—	(15,959,675)	(36,636)	(10,429,794)	(748)	6,458	3,047	(3,825,390)
Net realized gain (loss) on investments	—	11,387,176	59,727	15,656,122	2,747	9,829	846	33,881,279
Net change in unrealized appreciation or depreciation on investments	—	327,496,002	514,745	97,157,153	17,070	503,163	58,022	51,864,317
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	322,923,503	537,836	102,383,481	19,069	519,450	61,915	81,920,206

Changes From Unit Transactions:
Net unit transactions	—	(132,266,616)	(323,199)	(57,334,510)	(7,154)	5,378,236	558,803	(69,151,839)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	(132,266,616)	(323,199)	(57,334,510)	(7,154)	5,378,236	558,803	(69,151,839)

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	190,656,887	214,637	45,048,971	11,915	5,897,686	620,718	12,768,367

NET ASSETS AT DECEMBER 31, 2023	—	1,255,836,680	2,081,833	721,748,081	129,794	6,179,335	624,473	450,655,021

Changes From Operations:
Net investment income (loss)	87	(20,407,813)	(49,250)	(11,125,973)	(1,206)	(75,478)	4,487	(4,890,891)
Net realized gain (loss) on investments	36	155,712,699	313,791	82,563,218	11,287	357,187	106,323	51,364,190
Net change in unrealized appreciation or depreciation on investments	716	196,576,730	260,227	46,390,657	12,885	532,543	80,081	36,031,702
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	839	331,881,616	524,768	117,827,902	22,966	814,252	190,891	82,505,001

Changes From Unit Transactions:
Net unit transactions	5,905	(213,523,554)	(329,375)	(134,225,581)	(10,379)	5,678,565	968,191	(97,387,700)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	5,905	(213,523,554)	(329,375)	(134,225,581)	(10,379)	5,678,565	968,191	(97,387,700)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,744	118,358,062	195,393	(16,397,679)	12,587	6,492,817	1,159,082	(14,882,699)

NET ASSETS AT DECEMBER 31, 2024	$6,744	$1,374,194,742	$2,277,226	$705,350,402	$142,381	$12,672,152	$1,783,555	$435,772,322
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	LVIP Dimensional International Core Equity Fund - Service Class	LVIP Dimensional International Core Equity Fund - Standard Class	LVIP Dimensional International Equity Managed Volatility Fund - Service Class	LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$68,892	$143,656,522	$16,667,023	$490,719,751	$2,149,875	$219,391,516	$21,067,064	$142,584,192

Changes From Operations:
Net investment income (loss)	93	1,929,964	452,767	8,425,127	65,925	(979,767)	193,304	(654,009)
Net realized gain (loss) on investments	5,098	1,325,622	167,989	1,529,914	30,078	15,303,974	1,475,055	8,641,302
Net change in unrealized appreciation or depreciation on investments	8,995	16,439,516	1,947,843	58,274,632	249,011	31,423,541	3,120,301	20,730,175
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	14,186	19,695,102	2,568,599	68,229,673	345,014	45,747,748	4,788,660	28,717,468

Changes From Unit Transactions:
Net unit transactions	(7,370)	(4,483,937)	192,564	(47,903,913)	(123,798)	3,863,325	387,838	8,372,119
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(7,370)	(4,483,937)	192,564	(47,903,913)	(123,798)	3,863,325	387,838	8,372,119

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,816	15,211,165	2,761,163	20,325,760	221,216	49,611,073	5,176,498	37,089,587

NET ASSETS AT DECEMBER 31, 2023	75,708	158,867,687	19,428,186	511,045,511	2,371,091	269,002,589	26,243,562	179,673,779

Changes From Operations:
Net investment income (loss)	(35)	1,065,001	397,911	5,009,608	61,075	(1,981,398)	157,831	(1,208,198)
Net realized gain (loss) on investments	7,235	3,038,302	415,376	7,649,299	75,034	25,105,131	2,587,572	17,702,799
Net change in unrealized appreciation or depreciation on investments	8,341	(1,919,922)	(385,114)	3,137,886	(11,734)	25,555,112	2,455,617	11,836,116
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,541	2,183,381	428,173	15,796,793	124,375	48,678,845	5,201,020	28,330,717

Changes From Unit Transactions:
Net unit transactions	(9,488)	1,152,951	1,273,008	(33,791,736)	275,307	(20,077,414)	(1,069,233)	(15,828,905)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(9,488)	1,152,951	1,273,008	(33,791,736)	275,307	(20,077,414)	(1,069,233)	(15,828,905)

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,053	3,336,332	1,701,181	(17,994,943)	399,682	28,601,431	4,131,787	12,501,812

NET ASSETS AT DECEMBER 31, 2024	$81,761	$162,204,019	$21,129,367	$493,050,568	$2,770,773	$297,604,020	$30,375,349	$192,175,591
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$17,202,860	$793,073,395	$4,528,799	$411,688,169	$69,056	$797,205,660	$—	$122,434,010

Changes From Operations:
Net investment income (loss)	146,862	(4,841,105)	40,150	(3,986,877)	61	(1,657,828)	162	1,520,392
Net realized gain (loss) on investments	1,085,669	125,937,798	705,131	27,875,224	4,884	56,384,330	511	(4,523,203)
Net change in unrealized appreciation or depreciation on investments	2,463,250	31,346,348	292,057	64,894,539	10,748	59,148,830	341	12,229,374
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,695,781	152,443,041	1,037,338	88,782,886	15,693	113,875,332	1,014	9,226,563

Changes From Unit Transactions:
Net unit transactions	408,442	(71,689,266)	578,663	(49,185,826)	(8,902)	(92,305,573)	11,120	(15,365,944)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	408,442	(71,689,266)	578,663	(49,185,826)	(8,902)	(92,305,573)	11,120	(15,365,944)

TOTAL INCREASE (DECREASE) IN NET ASSETS	4,104,223	80,753,775	1,616,001	39,597,060	6,791	21,569,759	12,134	(6,139,381)

NET ASSETS AT DECEMBER 31, 2023	21,307,083	873,827,170	6,144,800	451,285,229	75,847	818,775,419	12,134	116,294,629

Changes From Operations:
Net investment income (loss)	148,438	(3,747,103)	43,584	36,783,107	7,246	(2,174,592)	(40)	1,590,840
Net realized gain (loss) on investments	2,178,599	108,055,025	643,502	45,921,289	6,910	67,929,586	2,140	(2,040,739)
Net change in unrealized appreciation or depreciation on investments	1,588,953	46,469,589	432,291	24,957,582	4,925	17,578,088	(341)	8,463,492
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,915,990	150,777,511	1,119,377	107,661,978	19,081	83,333,082	1,759	8,013,593

Changes From Unit Transactions:
Net unit transactions	1,474,563	(180,622,254)	(1,307,747)	(79,312,813)	(13,211)	(113,907,191)	(13,893)	(15,063,897)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,474,563	(180,622,254)	(1,307,747)	(79,312,813)	(13,211)	(113,907,191)	(13,893)	(15,063,897)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,390,553	(29,844,743)	(188,370)	28,349,165	5,870	(30,574,109)	(12,134)	(7,050,304)

NET ASSETS AT DECEMBER 31, 2024	$26,697,636	$843,982,427	$5,956,430	$479,634,394	$81,717	$788,201,310	$—	$109,244,325
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,145,482	$116,796,543	$1,192,521	$294,869,049	$7,845,358	$161,479,195	$9,107,340	$198,919,727

Changes From Operations:
Net investment income (loss)	109,714	2,586,522	68,742	(840,971)	46,860	(172,161)	67,692	1,246,801
Net realized gain (loss) on investments	(171,907)	(782,645)	(16,321)	29,006,099	247,261	4,250,812	(140,867)	(1,419,092)
Net change in unrealized appreciation or depreciation on investments	439,350	16,030,306	235,244	13,899,741	682,739	17,473,360	1,049,276	26,915,333
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	377,157	17,834,183	287,665	42,064,869	976,860	21,552,011	976,101	26,743,042

Changes From Unit Transactions:
Net unit transactions	(455,357)	(18,321,391)	444,304	(38,778,648)	(2,930,334)	(8,663,426)	(2,171,802)	23,489,297
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(455,357)	(18,321,391)	444,304	(38,778,648)	(2,930,334)	(8,663,426)	(2,171,802)	23,489,297

TOTAL INCREASE (DECREASE) IN NET ASSETS	(78,200)	(487,208)	731,969	3,286,221	(1,953,474)	12,888,585	(1,195,701)	50,232,339

NET ASSETS AT DECEMBER 31, 2023	4,067,282	116,309,335	1,924,490	298,155,270	5,891,884	174,367,780	7,911,639	249,152,066

Changes From Operations:
Net investment income (loss)	124,896	2,120,918	78,076	(2,668,328)	28,360	(1,128,870)	43,714	3,844,756
Net realized gain (loss) on investments	(52,835)	1,818,088	19,296	26,406,071	517,510	323,117	32,357	1,090,691
Net change in unrealized appreciation or depreciation on investments	235,495	(1,571,904)	(41,021)	47,959,383	990,266	19,144,413	914,036	21,823,387
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	307,556	2,367,102	56,351	71,697,126	1,536,136	18,338,660	990,107	26,758,834

Changes From Unit Transactions:
Net unit transactions	(74,375)	(9,629,279)	239,619	(53,941,048)	(219,379)	(19,440,768)	(64,595)	22,812,710
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(74,375)	(9,629,279)	239,619	(53,941,048)	(219,379)	(19,440,768)	(64,595)	22,812,710

TOTAL INCREASE (DECREASE) IN NET ASSETS	233,181	(7,262,177)	295,970	17,756,078	1,316,757	(1,102,108)	925,512	49,571,544

NET ASSETS AT DECEMBER 31, 2024	$4,300,463	$109,047,158	$2,220,460	$315,911,348	$7,208,641	$173,265,672	$8,837,151	$298,723,610
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Conservative Allocation Managed Risk Fund - Service Class	LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	LVIP Global Growth Allocation Managed Risk Fund - Service Class	LVIP Global Growth Allocation Managed Risk Fund - Standard Class	LVIP Global Moderate Allocation Managed Risk Fund - Service Class	LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	LVIP Government Money Market Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$2,428,996	$704,275,366	$1,773,647	$5,346,446,421	$9,263,561	$4,368,513,305	$4,432,984	$619,254,616

Changes From Operations:
Net investment income (loss)	28,103	78,168	31,808	10,362,831	120,050	9,341,627	42,640	20,838,210
Net realized gain (loss) on investments	(22,688)	(355,439)	41,196	(82,301,249)	(180,548)	(66,540,191)	(450,113)	(311)
Net change in unrealized appreciation or depreciation on investments	305,439	49,733,302	97,845	641,416,322	1,172,778	463,582,838	743,917	310
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	310,854	49,456,031	170,849	569,477,904	1,112,280	406,384,274	336,444	20,838,209

Changes From Unit Transactions:
Net unit transactions	(182,347)	(90,199,222)	214,763	(629,676,859)	37,674	(492,213,912)	(1,130,929)	63,381,051
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(182,347)	(90,199,222)	214,763	(629,676,859)	37,674	(492,213,912)	(1,130,929)	63,381,051

TOTAL INCREASE (DECREASE) IN NET ASSETS	128,507	(40,743,191)	385,612	(60,198,955)	1,149,954	(85,829,638)	(794,485)	84,219,260

NET ASSETS AT DECEMBER 31, 2023	2,557,503	663,532,175	2,159,259	5,286,247,466	10,413,515	4,282,683,667	3,638,499	703,473,876

Changes From Operations:
Net investment income (loss)	56,421	8,839,321	64,608	59,823,457	230,832	53,964,662	92,158	29,319,230
Net realized gain (loss) on investments	19,923	(5,706,110)	6,887	52,846,845	20,285	33,841,786	14,588	33,150
Net change in unrealized appreciation or depreciation on investments	222,686	32,635,158	80,221	357,069,435	788,974	256,233,388	237,211	116
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	299,030	35,768,369	151,716	469,739,737	1,040,091	344,039,836	343,957	29,352,496

Changes From Unit Transactions:
Net unit transactions	46,524	(95,463,370)	(87,222)	(773,999,302)	(875,325)	(564,142,067)	201,365	284,992,564
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	46,524	(95,463,370)	(87,222)	(773,999,302)	(875,325)	(564,142,067)	201,365	284,992,564

TOTAL INCREASE (DECREASE) IN NET ASSETS	345,554	(59,695,001)	64,494	(304,259,565)	164,766	(220,102,231)	545,322	314,345,060

NET ASSETS AT DECEMBER 31, 2024	$2,903,057	$603,837,174	$2,223,753	$4,981,987,901	$10,578,281	$4,062,581,436	$4,183,821	$1,017,818,936
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Government Money Market Fund - Standard Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	LVIP JPMorgan Core Bond Fund - Service Class	LVIP JPMorgan Core Bond Fund - Standard Class	LVIP JPMorgan High Yield Fund - Service Class	LVIP JPMorgan High Yield Fund - Standard Class	LVIP JPMorgan Mid Cap Value Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$47,601,320	$403,385,310	$78,769	$196,437,384	$6,413,294	$181,154,518	$5,766,258	$—

Changes From Operations:
Net investment income (loss)	1,726,857	566,240	909	4,504,303	259,287	5,756,289	219,406	51,823
Net realized gain (loss) on investments	(11)	23,937,847	4,332	(2,694,260)	(216,593)	(4,035,689)	(178,490)	3,324
Net change in unrealized appreciation or depreciation on investments	11	13,303,716	3,430	8,429,978	400,218	15,287,419	545,386	234,858
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,726,857	37,807,803	8,671	10,240,021	442,912	17,008,019	586,302	290,005

Changes From Unit Transactions:
Net unit transactions	(2,388,678)	(40,359,023)	(1,600)	79,599,358	2,989,607	(10,642,962)	(1,000,662)	3,954,699
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(2,388,678)	(40,359,023)	(1,600)	79,599,358	2,989,607	(10,642,962)	(1,000,662)	3,954,699

TOTAL INCREASE (DECREASE) IN NET ASSETS	(661,821)	(2,551,220)	7,071	89,839,379	3,432,519	6,365,057	(414,360)	4,244,704

NET ASSETS AT DECEMBER 31, 2023	46,939,499	400,834,090	85,840	286,276,763	9,845,813	187,519,575	5,351,898	4,244,704

Changes From Operations:
Net investment income (loss)	1,930,888	38,422	965	13,447,245	586,434	10,547,365	481,910	68,318
Net realized gain (loss) on investments	1,705	29,279,586	4,843	(1,853,438)	(159,483)	(1,021,533)	(31,649)	2,198,260
Net change in unrealized appreciation or depreciation on investments	9	11,966,440	4,360	(12,381,039)	(359,583)	2,237,773	(9,126)	(1,273,191)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,932,602	41,284,448	10,168	(787,232)	67,368	11,763,605	441,135	993,387

Changes From Unit Transactions:
Net unit transactions	4,522,112	(68,587,931)	(3,548)	166,034,675	4,791,857	(812,726)	1,694,091	15,711,464
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,522,112	(68,587,931)	(3,548)	166,034,675	4,791,857	(812,726)	1,694,091	15,711,464

TOTAL INCREASE (DECREASE) IN NET ASSETS	6,454,714	(27,303,483)	6,620	165,247,443	4,859,225	10,950,879	2,135,226	16,704,851

NET ASSETS AT DECEMBER 31, 2024	$53,394,213	$373,530,607	$92,460	$451,524,206	$14,705,038	$198,470,454	$7,487,124	$20,949,555
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP JPMorgan Mid Cap Value Fund - Standard Class	LVIP JPMorgan Retirement Income Fund - Service Class	LVIP JPMorgan Retirement Income Fund - Standard Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	LVIP JPMorgan Small Cap Core Fund - Service Class	LVIP JPMorgan Small Cap Core Fund - Standard Class	LVIP JPMorgan U.S. Equity Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$17,741,964	$1,101,180	$490,003,395	$155,623	$—	$—	$—

Changes From Operations:
Net investment income (loss)	8,128	343,309	36,506	(1,373,750)	998	22,682	11,166	48,004
Net realized gain (loss) on investments	235	(303,322)	(2,163)	42,902,843	12,171	(5,285)	(226)	94,642
Net change in unrealized appreciation or depreciation on investments	24,050	1,645,961	86,865	5,926,150	3,713	529,755	149,555	1,188,122
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,413	1,685,948	121,208	47,455,243	16,882	547,152	160,495	1,330,768

Changes From Unit Transactions:
Net unit transactions	441,462	393,457	(10,685)	(40,800,506)	(8,935)	6,601,233	1,444,482	18,822,181
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	441,462	393,457	(10,685)	(40,800,506)	(8,935)	6,601,233	1,444,482	18,822,181

TOTAL INCREASE (DECREASE) IN NET ASSETS	473,875	2,079,405	110,523	6,654,737	7,947	7,148,385	1,604,977	20,152,949

NET ASSETS AT DECEMBER 31, 2023	473,875	19,821,369	1,211,703	496,658,132	163,570	7,148,385	1,604,977	20,152,949

Changes From Operations:
Net investment income (loss)	10,897	281,462	35,087	(2,644,179)	648	(52,538)	2,503	(415,088)
Net realized gain (loss) on investments	177,121	128,731	(485)	41,350,558	10,858	756,960	194,796	4,073,092
Net change in unrealized appreciation or depreciation on investments	(107,681)	759,838	55,072	24,030,015	11,135	518,473	(100,930)	4,462,478
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	80,337	1,170,031	89,674	62,736,394	22,641	1,222,895	96,369	8,120,482

Changes From Unit Transactions:
Net unit transactions	699,811	(578,920)	16,811	(97,466,247)	(23,808)	33,790,707	(703,183)	61,404,728
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	699,811	(578,920)	16,811	(97,466,247)	(23,808)	33,790,707	(703,183)	61,404,728

TOTAL INCREASE (DECREASE) IN NET ASSETS	780,148	591,111	106,485	(34,729,853)	(1,167)	35,013,602	(606,814)	69,525,210

NET ASSETS AT DECEMBER 31, 2024	$1,254,023	$20,412,480	$1,318,188	$461,928,279	$162,403	$42,161,987	$998,163	$89,678,159
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP JPMorgan U.S. Equity Fund - Standard Class	LVIP Loomis Sayles Global Growth Fund - Service Class	LVIP Loomis Sayles Global Growth Fund - Standard Class	LVIP Macquarie Bond Fund - Service Class	LVIP Macquarie Bond Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$1,551,702	$168,660	$3,599,185,751	$51,388,797	$677,188,695	$7,705,319	$1,721,737,375

Changes From Operations:
Net investment income (loss)	1,759	(26,530)	(484)	53,287,602	732,782	21,464,002	217,235	38,377,446
Net realized gain (loss) on investments	1,219	3,162	(4,313)	(51,786,281)	(1,444,544)	(1,488,690)	55,974	(30,970,612)
Net change in unrealized appreciation or depreciation on investments	18,831	686,612	81,269	145,246,970	2,700,849	3,550,799	40,071	65,191,235
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,809	663,244	76,472	146,748,291	1,989,087	23,526,111	313,280	72,598,069

Changes From Unit Transactions:
Net unit transactions	347,711	1,823,781	159,808	45,382,650	(4,934,339)	(48,363,007)	(3,000,900)	(25,280,386)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	347,711	1,823,781	159,808	45,382,650	(4,934,339)	(48,363,007)	(3,000,900)	(25,280,386)

TOTAL INCREASE (DECREASE) IN NET ASSETS	369,520	2,487,025	236,280	192,130,941	(2,945,252)	(24,836,896)	(2,687,620)	47,317,683

NET ASSETS AT DECEMBER 31, 2023	369,520	4,038,727	404,940	3,791,316,692	48,443,545	652,351,799	5,017,699	1,769,055,058

Changes From Operations:
Net investment income (loss)	7,393	(40,958)	(3,000)	125,791,380	1,479,738	21,460,979	191,821	42,799,602
Net realized gain (loss) on investments	191,015	333,981	17,794	(41,854,675)	(1,320,272)	(122,909)	42,678	(28,856,125)
Net change in unrealized appreciation or depreciation on investments	91,861	432,914	75,078	(86,701,366)	(158,979)	6,189,382	50,620	(10,424,624)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	290,269	725,937	89,872	(2,764,661)	487	27,527,452	285,119	3,518,853

Changes From Unit Transactions:
Net unit transactions	2,237,518	(477,016)	166,107	166,207,581	(4,109,443)	10,648,812	(700,370)	(18,629,707)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,237,518	(477,016)	166,107	166,207,581	(4,109,443)	10,648,812	(700,370)	(18,629,707)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,527,787	248,921	255,979	163,442,920	(4,108,956)	38,176,264	(415,251)	(15,110,854)

NET ASSETS AT DECEMBER 31, 2024	$2,897,307	$4,287,648	$660,919	$3,954,759,612	$44,334,589	$690,528,063	$4,602,448	$1,753,944,204
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Diversified Income Fund - Standard Class	LVIP Macquarie High Yield Fund - Service Class	LVIP Macquarie High Yield Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Service Class	LVIP Macquarie Mid Cap Value Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$16,450,646	$71,675,953	$1,682,366	$951,864,466	$3,123,008	$136,887,029	$1,660,129	$142,674,391

Changes From Operations:
Net investment income (loss)	628,631	3,506,436	125,061	16,878,696	93,471	(254,829)	14,052	(859,779)
Net realized gain (loss) on investments	(303,233)	(2,563,736)	(36,163)	(8,204,093)	(48,698)	12,198,019	44,379	7,815,401
Net change in unrealized appreciation or depreciation on investments	650,774	6,360,920	126,565	20,995,981	91,780	666,093	58,345	13,245,102
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	976,172	7,303,620	215,463	29,670,584	136,553	12,609,283	116,776	20,200,724

Changes From Unit Transactions:
Net unit transactions	1,137,012	(1,927,794)	380,583	(68,200,830)	276,354	(2,521,138)	(443,039)	(5,055,076)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,137,012	(1,927,794)	380,583	(68,200,830)	276,354	(2,521,138)	(443,039)	(5,055,076)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,113,184	5,375,826	596,046	(38,530,246)	412,907	10,088,145	(326,263)	15,145,648

NET ASSETS AT DECEMBER 31, 2023	18,563,830	77,051,779	2,278,412	913,334,220	3,535,915	146,975,174	1,333,866	157,820,039

Changes From Operations:
Net investment income (loss)	451,364	3,367,054	132,321	21,173,205	126,012	(639,608)	17,267	(1,839,978)
Net realized gain (loss) on investments	(1,217,366)	(1,767,654)	(26,786)	(4,597,297)	(7,637)	7,970,331	45,772	11,217,716
Net change in unrealized appreciation or depreciation on investments	871,004	1,842,103	20,418	7,148,409	11,700	11,113,046	101,780	10,054,510
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	105,002	3,441,503	125,953	23,724,317	130,075	18,443,769	164,819	19,432,248

Changes From Unit Transactions:
Net unit transactions	(6,226,560)	(3,847,074)	51,670	(34,462,750)	415,758	(5,851,954)	206,953	(8,496,428)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(6,226,560)	(3,847,074)	51,670	(34,462,750)	415,758	(5,851,954)	206,953	(8,496,428)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,121,558)	(405,571)	177,623	(10,738,433)	545,833	12,591,815	371,772	10,935,820

NET ASSETS AT DECEMBER 31, 2024	$12,442,272	$76,646,208	$2,456,035	$902,595,787	$4,081,748	$159,566,989	$1,705,638	$168,755,859
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie SMID Cap Core Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Service Class	LVIP Macquarie Social Awareness Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Service Class	LVIP Macquarie U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Standard Class	LVIP Macquarie Value Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,998,038	$63,377,951	$5,803,809	$254,306,873	$139,606	$105,769,861	$3,969,576	$268,314,977

Changes From Operations:
Net investment income (loss)	(9,124)	(588,403)	(31,786)	(3,359,534)	(952)	1,611,516	104,441	(538,395)
Net realized gain (loss) on investments	298,807	6,017,887	584,218	(8,618,717)	(2,180)	(1,040,698)	(69,257)	8,357,321
Net change in unrealized appreciation or depreciation on investments	421,452	11,447,167	1,073,614	120,330,832	104,999	10,172,490	400,895	(4,486,481)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	711,135	16,876,651	1,626,046	108,352,581	101,867	10,743,308	436,079	3,332,445

Changes From Unit Transactions:
Net unit transactions	(365,144)	(5,776,655)	(317,838)	(51,139,391)	258,762	(7,246,667)	(146,543)	(22,174,788)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(365,144)	(5,776,655)	(317,838)	(51,139,391)	258,762	(7,246,667)	(146,543)	(22,174,788)

TOTAL INCREASE (DECREASE) IN NET ASSETS	345,991	11,099,996	1,308,208	57,213,190	360,629	3,496,641	289,536	(18,842,343)

NET ASSETS AT DECEMBER 31, 2023	5,344,029	74,477,947	7,112,017	311,520,063	500,235	109,266,502	4,259,112	249,472,634

Changes From Operations:
Net investment income (loss)	(37,569)	(821,536)	(48,413)	(3,942,773)	(2,218)	1,234,220	115,559	(134,526)
Net realized gain (loss) on investments	434,257	6,139,417	657,378	47,300,852	164,642	1,122,387	3,603	8,858,937
Net change in unrealized appreciation or depreciation on investments	317,606	8,006,018	692,762	48,976,659	(4,875)	3,782,547	222,910	4,290,973
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	714,294	13,323,899	1,301,727	92,334,738	157,549	6,139,154	342,072	13,015,384

Changes From Unit Transactions:
Net unit transactions	(376,041)	(10,920,443)	(1,129,989)	(60,288,412)	(6,040)	(15,655,293)	197,369	(36,448,378)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(376,041)	(10,920,443)	(1,129,989)	(60,288,412)	(6,040)	(15,655,293)	197,369	(36,448,378)

TOTAL INCREASE (DECREASE) IN NET ASSETS	338,253	2,403,456	171,738	32,046,326	151,509	(9,516,139)	539,441	(23,432,994)

NET ASSETS AT DECEMBER 31, 2024	$5,682,282	$76,881,403	$7,283,755	$343,566,389	$651,744	$99,750,363	$4,798,553	$226,039,640
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Macquarie Value Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Service Class	LVIP Macquarie Wealth Builder Fund - Standard Class	LVIP MFS International Growth Fund - Service Class	LVIP MFS International Growth Fund - Standard Class	LVIP MFS Value Fund - Service Class	LVIP MFS Value Fund - Standard Class	LVIP Mondrian Global Income Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$5,356,925	$15,566,389	$2,618,985	$248,698,039	$2,198,065	$1,025,903,104	$7,430,751	$405,644,196

Changes From Operations:
Net investment income (loss)	4,865	140,811	23,743	1,327,768	42,038	3,066,270	93,007	(6,268,534)
Net realized gain (loss) on investments	104,878	(496,085)	(100,854)	13,059,954	72,279	93,915,568	483,155	(12,037,402)
Net change in unrealized appreciation or depreciation on investments	(42,262)	1,544,260	268,415	17,271,346	197,945	(32,788,244)	(111,768)	26,406,541
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	67,481	1,188,986	191,304	31,659,068	312,262	64,193,594	464,394	8,100,605

Changes From Unit Transactions:
Net unit transactions	(903,650)	(932,984)	(328,233)	(6,475,564)	40,018	(43,142,818)	(939,316)	(18,590,179)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(903,650)	(932,984)	(328,233)	(6,475,564)	40,018	(43,142,818)	(939,316)	(18,590,179)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(836,169)	256,002	(136,929)	25,183,504	352,280	21,050,776	(474,922)	(10,489,574)

NET ASSETS AT DECEMBER 31, 2023	4,520,756	15,822,391	2,482,056	273,881,543	2,550,345	1,046,953,880	6,955,829	395,154,622

Changes From Operations:
Net investment income (loss)	11,313	171,339	21,287	(127,469)	33,267	1,979,596	111,178	1,106,622
Net realized gain (loss) on investments	144,255	14,758	(31,760)	17,426,066	133,741	110,464,590	592,605	(11,017,034)
Net change in unrealized appreciation or depreciation on investments	108,971	857,842	163,223	22,154	14,790	(9,336,873)	36,676	(16,334,580)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	264,539	1,043,939	152,750	17,320,751	181,798	103,107,313	740,459	(26,244,992)

Changes From Unit Transactions:
Net unit transactions	(801,416)	183,335	(283,348)	(2,648,596)	(3,482)	(117,964,132)	450,100	(13,312,333)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(801,416)	183,335	(283,348)	(2,648,596)	(3,482)	(117,964,132)	450,100	(13,312,333)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(536,877)	1,227,274	(130,598)	14,672,155	178,316	(14,856,819)	1,190,559	(39,557,325)

NET ASSETS AT DECEMBER 31, 2024	$3,983,879	$17,049,665	$2,351,458	$288,553,698	$2,728,661	$1,032,097,061	$8,146,388	$355,597,297
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Mondrian Global Income Fund - Standard Class	LVIP Mondrian International Value Fund - Service Class	LVIP Mondrian International Value Fund - Standard Class	LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	LVIP PIMCO Low Duration Bond Fund - Service Class	LVIP PIMCO Low Duration Bond Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,180,417	$219,638,395	$7,038,487	$75,341,544	$45,711	$533,734,345	$742,627,118	$12,694,878

Changes From Operations:
Net investment income (loss)	(6,822)	3,505,581	123,309	(489,797)	230	981,741	12,912,271	357,859
Net realized gain (loss) on investments	(39,307)	(641,098)	(13,392)	4,301,529	3,223	39,704,512	(9,314,888)	(159,047)
Net change in unrealized appreciation or depreciation on investments	81,005	34,532,120	1,116,106	13,121,745	6,200	21,232,719	19,011,929	328,124
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	34,876	37,396,603	1,226,023	16,933,477	9,653	61,918,972	22,609,312	526,936

Changes From Unit Transactions:
Net unit transactions	(73,956)	(27,717,773)	(731,792)	(6,032,932)	(18,839)	(35,986,358)	(17,933,783)	(695,414)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(73,956)	(27,717,773)	(731,792)	(6,032,932)	(18,839)	(35,986,358)	(17,933,783)	(695,414)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(39,080)	9,678,830	494,231	10,900,545	(9,186)	25,932,614	4,675,529	(168,478)

NET ASSETS AT DECEMBER 31, 2023	1,141,337	229,317,225	7,532,718	86,242,089	36,525	559,666,959	747,302,647	12,526,400

Changes From Operations:
Net investment income (loss)	37,714	3,612,433	116,637	(519,036)	—	1,501,588	23,327,397	668,144
Net realized gain (loss) on investments	(21,863)	7,043,642	209,169	9,175,621	28,809	28,965,336	(4,177,578)	(65,691)
Net change in unrealized appreciation or depreciation on investments	(80,668)	(2,855,308)	(73,251)	3,418,839	1,080	3,980,315	6,616,698	83,037
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(64,817)	7,800,767	252,555	12,075,424	29,889	34,447,239	25,766,517	685,490

Changes From Unit Transactions:
Net unit transactions	1,035,515	(8,717,041)	(812,512)	(12,131,525)	(13,950)	(50,679,326)	36,619,498	3,137,134
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	1,035,515	(8,717,041)	(812,512)	(12,131,525)	(13,950)	(50,679,326)	36,619,498	3,137,134

TOTAL INCREASE (DECREASE) IN NET ASSETS	970,698	(916,274)	(559,957)	(56,101)	15,939	(16,232,087)	62,386,015	3,822,624

NET ASSETS AT DECEMBER 31, 2024	$2,112,035	$228,400,951	$6,972,761	$86,185,988	$52,464	$543,434,872	$809,688,662	$16,349,024
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Bond Index Fund - Service Class	LVIP SSGA Bond Index Fund - Standard Class	LVIP SSGA Conservative Index Allocation Fund - Service Class	LVIP SSGA Conservative Index Allocation Fund - Standard Class	LVIP SSGA Emerging Markets Equity Index Fund - Service Class	LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$763,196,714	$14,796,602	$71,784,092	$4,496,534	$13,289,167	$1,969,858	$553,993,884	$1,982,306

Changes From Operations:
Net investment income (loss)	6,879,801	356,926	507,063	81,161	254,856	80,455	2,974,125	46,051
Net realized gain (loss) on investments	(13,097,336)	(514,059)	688,060	(51,340)	(594,399)	(100,955)	(7,280,845)	(34,545)
Net change in unrealized appreciation or depreciation on investments	30,998,624	891,581	4,954,814	408,615	1,250,163	191,184	63,312,016	254,554
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	24,781,089	734,448	6,149,937	438,436	910,620	170,684	59,005,296	266,060

Changes From Unit Transactions:
Net unit transactions	(8,944,644)	899,390	(3,713,075)	(155,884)	128,626	712,902	(61,509,656)	203,137
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(8,944,644)	899,390	(3,713,075)	(155,884)	128,626	712,902	(61,509,656)	203,137

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,836,445	1,633,838	2,436,862	282,552	1,039,246	883,586	(2,504,360)	469,197

NET ASSETS AT DECEMBER 31, 2023	779,033,159	16,430,440	74,220,954	4,779,086	14,328,413	2,853,444	551,489,524	2,451,503

Changes From Operations:
Net investment income (loss)	12,766,950	832,220	828,889	93,950	195,329	92,726	5,942,943	62,643
Net realized gain (loss) on investments	(9,366,187)	(268,252)	897,161	(10,664)	(365,859)	9,493	4,902,376	(346)
Net change in unrealized appreciation or depreciation on investments	(9,437,019)	(435,924)	1,285,151	146,985	865,198	137,407	31,205,823	151,446
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(6,036,256)	128,044	3,011,201	230,271	694,668	239,626	42,051,142	213,743

Changes From Unit Transactions:
Net unit transactions	38,092,643	13,307,370	(3,326,681)	(227,673)	337,421	1,088,680	(80,427,967)	(200,622)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	38,092,643	13,307,370	(3,326,681)	(227,673)	337,421	1,088,680	(80,427,967)	(200,622)

TOTAL INCREASE (DECREASE) IN NET ASSETS	32,056,387	13,435,414	(315,480)	2,598	1,032,089	1,328,306	(38,376,825)	13,121

NET ASSETS AT DECEMBER 31, 2024	$811,089,546	$29,865,854	$73,905,474	$4,781,684	$15,360,502	$4,181,750	$513,112,699	$2,464,624
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA International Index Fund - Service Class	LVIP SSGA International Index Fund - Standard Class	LVIP SSGA International Managed Volatility Fund - Service Class	LVIP SSGA International Managed Volatility Fund - Standard Class	LVIP SSGA Large Cap Managed Volatility Fund - Service Class	LVIP SSGA Mid-Cap Index Fund - Service Class	LVIP SSGA Mid-Cap Index Fund - Standard Class	LVIP SSGA Moderate Index Allocation Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$239,051,620	$12,590,162	$269,509,411	$63,650	$716,342,959	$141,363,427	$12,787,269	$227,901,281

Changes From Operations:
Net investment income (loss)	3,192,391	384,278	2,714,129	757	(2,843,940)	(319,998)	137,234	1,422,311
Net realized gain (loss) on investments	5,459,204	79,026	1,693,437	374	125,072,630	8,271,591	715,040	8,866,418
Net change in unrealized appreciation or depreciation on investments	26,802,231	1,742,736	33,714,977	7,243	33,509,003	12,986,778	1,289,939	15,997,887
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	35,453,826	2,206,040	38,122,543	8,374	155,737,693	20,938,371	2,142,213	26,286,616

Changes From Unit Transactions:
Net unit transactions	(18,615,167)	1,042,460	(44,118,746)	(22,593)	(59,194,222)	9,823,694	1,269,385	(7,094,604)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(18,615,167)	1,042,460	(44,118,746)	(22,593)	(59,194,222)	9,823,694	1,269,385	(7,094,604)

TOTAL INCREASE (DECREASE) IN NET ASSETS	16,838,659	3,248,500	(5,996,203)	(14,219)	96,543,471	30,762,065	3,411,598	19,192,012

NET ASSETS AT DECEMBER 31, 2023	255,890,279	15,838,662	263,513,208	49,431	812,886,430	172,125,492	16,198,867	247,093,293

Changes From Operations:
Net investment income (loss)	3,983,922	474,146	2,765,612	891	(4,961,537)	(600,951)	152,902	2,135,201
Net realized gain (loss) on investments	7,677,895	292,803	5,334,438	786	60,916,330	12,921,043	1,306,099	8,031,569
Net change in unrealized appreciation or depreciation on investments	(8,363,584)	(324,613)	(4,654,073)	(903)	114,004,869	8,432,941	834,468	5,712,077
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,298,233	442,336	3,445,977	774	169,959,662	20,753,033	2,293,469	15,878,847

Changes From Unit Transactions:
Net unit transactions	2,288,241	1,255,906	(30,097,059)	(5,381)	(140,120,283)	15,323,503	3,701,552	(13,327,607)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,288,241	1,255,906	(30,097,059)	(5,381)	(140,120,283)	15,323,503	3,701,552	(13,327,607)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,586,474	1,698,242	(26,651,082)	(4,607)	29,839,379	36,076,536	5,995,021	2,551,240

NET ASSETS AT DECEMBER 31, 2024	$261,476,753	$17,536,904	$236,862,126	$44,824	$842,725,809	$208,202,028	$22,193,888	$249,644,533
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Moderate Index Allocation Fund - Standard Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	LVIP SSGA Nasdaq-100 Index Fund - Service Class	LVIP SSGA Nasdaq-100 Index Fund - Standard Class	LVIP SSGA S&P 500 Index Fund - Service Class	LVIP SSGA S&P 500 Index Fund - Standard Class	LVIP SSGA Short-Term Bond Index Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$4,686,550	$198,626,794	$5,448,781	$6,385,744	$371,766	$1,472,614,254	$106,519,679	$188,139,629

Changes From Operations:
Net investment income (loss)	76,466	907,913	101,359	(99,936)	5,970	(3,390,846)	976,576	2,922,249
Net realized gain (loss) on investments	70,462	9,062,562	161,913	362,492	36,882	97,614,418	5,242,265	(1,606,021)
Net change in unrealized appreciation or depreciation on investments	411,347	15,356,762	502,586	5,431,815	467,551	253,383,871	20,646,075	5,313,684
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	558,275	25,327,237	765,858	5,694,371	510,403	347,607,443	26,864,916	6,629,912

Changes From Unit Transactions:
Net unit transactions	(728,103)	(27,785)	(41,223)	14,020,331	2,047,426	(14,132,727)	3,321,748	7,096,568
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(728,103)	(27,785)	(41,223)	14,020,331	2,047,426	(14,132,727)	3,321,748	7,096,568

TOTAL INCREASE (DECREASE) IN NET ASSETS	(169,828)	25,299,452	724,635	19,714,702	2,557,829	333,474,716	30,186,664	13,726,480

NET ASSETS AT DECEMBER 31, 2023	4,516,722	223,926,246	6,173,416	26,100,446	2,929,595	1,806,088,970	136,706,343	201,866,109

Changes From Operations:
Net investment income (loss)	114,360	1,668,273	134,183	(251,748)	5,562	(9,242,434)	808,999	7,844,312
Net realized gain (loss) on investments	70,962	7,878,836	165,735	2,044,007	428,805	257,798,955	18,528,454	(149,900)
Net change in unrealized appreciation or depreciation on investments	188,726	6,651,463	248,241	4,825,635	265,531	160,872,938	12,593,795	(783,975)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	374,048	16,198,572	548,159	6,617,894	699,898	409,429,459	31,931,248	6,910,437

Changes From Unit Transactions:
Net unit transactions	533,565	(7,971,162)	(37,511)	5,032,194	370,800	93,024,049	681,565	31,466,237
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	533,565	(7,971,162)	(37,511)	5,032,194	370,800	93,024,049	681,565	31,466,237

TOTAL INCREASE (DECREASE) IN NET ASSETS	907,613	8,227,410	510,648	11,650,088	1,070,698	502,453,508	32,612,813	38,376,674

NET ASSETS AT DECEMBER 31, 2024	$5,424,335	$232,153,656	$6,684,064	$37,750,534	$4,000,293	$2,308,542,478	$169,319,156	$240,242,783
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP SSGA Short-Term Bond Index Fund - Standard Class	LVIP SSGA Small-Cap Index Fund - Service Class	LVIP SSGA Small-Cap Index Fund - Standard Class	LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Service Class	LVIP Structured Conservative Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$7,917,224	$372,961,199	$15,790,701	$536,214,936	$43,085	$118,021,389	$1,223,650	$521,886,022

Changes From Operations:
Net investment income (loss)	289,408	(1,752,143)	119,235	(3,144,415)	182	910,280	20,911	3,398,922
Net realized gain (loss) on investments	(34,789)	4,428,805	(339,072)	(4,037,819)	2	(524,252)	(19,279)	8,393,561
Net change in unrealized appreciation or depreciation on investments	222,489	53,680,239	2,826,773	72,812,839	6,696	8,725,618	95,449	41,210,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	477,108	56,356,901	2,606,936	65,630,605	6,880	9,111,646	97,081	53,002,711

Changes From Unit Transactions:
Net unit transactions	3,029,689	9,542,883	(290,747)	(1,755,724)	8,214	(15,887,328)	(244,172)	(67,204,739)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,029,689	9,542,883	(290,747)	(1,755,724)	8,214	(15,887,328)	(244,172)	(67,204,739)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,506,797	65,899,784	2,316,189	63,874,881	15,094	(6,775,682)	(147,091)	(14,202,028)

NET ASSETS AT DECEMBER 31, 2023	11,424,021	438,860,983	18,106,890	600,089,817	58,179	111,245,707	1,076,559	507,683,994

Changes From Operations:
Net investment income (loss)	623,407	562,328	302,692	3,864,522	888	1,571,284	29,755	8,129,196
Net realized gain (loss) on investments	25,728	25,965,782	1,039,301	14,945,696	2,363	9,251,254	104,515	68,515,184
Net change in unrealized appreciation or depreciation on investments	(61,293)	14,656,695	772,387	36,172,840	2,659	(5,794,910)	(64,908)	(40,043,526)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	587,842	41,184,805	2,114,380	54,983,058	5,910	5,027,628	69,362	36,600,854

Changes From Unit Transactions:
Net unit transactions	3,231,072	(384,654)	4,563,157	(82,131,585)	(7,579)	(13,101,890)	(33,610)	(64,840,172)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	3,231,072	(384,654)	4,563,157	(82,131,585)	(7,579)	(13,101,890)	(33,610)	(64,840,172)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,818,914	40,800,151	6,677,537	(27,148,527)	(1,669)	(8,074,262)	35,752	(28,239,318)

NET ASSETS AT DECEMBER 31, 2024	$15,242,935	$479,661,134	$24,784,427	$572,941,290	$56,510	$103,171,445	$1,112,311	$479,444,676
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Structured Moderate Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Service Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	LVIP T. Rowe Price 2020 Fund - Service Class	LVIP T. Rowe Price 2030 Fund - Service Class	LVIP T. Rowe Price 2040 Fund - Service Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,293,276	$297,011,477	$2,108,521	$6,711,010	$3,638,973	$4,278,879	$285,169,419	$3,410,846

Changes From Operations:
Net investment income (loss)	30,765	1,869,146	52,923	42,752	12,643	(12,807)	(4,613,367)	(41,531)
Net realized gain (loss) on investments	27,422	6,311,632	39,833	178,173	168,739	198,504	(3,699,755)	(10,284)
Net change in unrealized appreciation or depreciation on investments	104,669	25,666,837	210,732	529,513	353,003	515,870	61,910,555	693,689
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	162,856	33,847,615	303,488	750,438	534,385	701,567	53,597,433	641,874

Changes From Unit Transactions:
Net unit transactions	(11,421)	(32,586,753)	349,282	(224,462)	393,871	(214,081)	(5,648,566)	(389,180)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(11,421)	(32,586,753)	349,282	(224,462)	393,871	(214,081)	(5,648,566)	(389,180)

TOTAL INCREASE (DECREASE) IN NET ASSETS	151,435	1,260,862	652,770	525,976	928,256	487,486	47,948,867	252,694

NET ASSETS AT DECEMBER 31, 2023	1,444,711	298,272,339	2,761,291	7,236,986	4,567,229	4,766,365	333,118,286	3,663,540

Changes From Operations:
Net investment income (loss)	43,336	4,081,324	67,803	45,075	10,559	(15,816)	(5,014,183)	(30,792)
Net realized gain (loss) on investments	164,378	45,131,164	353,461	35,655	137,215	395,381	42,572,933	497,535
Net change in unrealized appreciation or depreciation on investments	(89,908)	(24,842,573)	(191,715)	406,575	215,314	97,891	33,509,471	389,699
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	117,806	24,369,915	229,549	487,305	363,088	477,456	71,068,221	856,442

Changes From Unit Transactions:
Net unit transactions	(200,163)	(37,507,142)	(518,957)	(931,678)	(537,906)	(1,185,769)	(26,381,312)	314,322
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(200,163)	(37,507,142)	(518,957)	(931,678)	(537,906)	(1,185,769)	(26,381,312)	314,322

TOTAL INCREASE (DECREASE) IN NET ASSETS	(82,357)	(13,137,227)	(289,408)	(444,373)	(174,818)	(708,313)	44,686,909	1,170,764

NET ASSETS AT DECEMBER 31, 2024	$1,362,354	$285,135,112	$2,471,883	$6,792,613	$4,392,411	$4,058,052	$377,805,195	$4,834,304
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	LVIP Vanguard Bond Allocation Fund - Service Class	LVIP Vanguard Bond Allocation Fund - Standard Class	LVIP Vanguard Domestic Equity ETF Fund - Service Class	LVIP Vanguard Domestic Equity ETF Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$154,235,401	$1,009,832	$1,541,796,315	$2,710,228	$783,495,027	$37,224,697	$356,703,140	$18,335,143

Changes From Operations:
Net investment income (loss)	(481,111)	10,051	3,639,848	26,770	13,741,790	1,167,840	(1,011,986)	152,867
Net realized gain (loss) on investments	(966,980)	(8,573)	(1,169,097)	(48,977)	(11,665,750)	(705,243)	21,657,467	639,718
Net change in unrealized appreciation or depreciation on investments	22,949,845	157,465	201,719,249	382,846	32,430,296	1,707,760	60,885,978	3,648,074
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	21,501,754	158,943	204,190,000	360,639	34,506,336	2,170,357	81,531,459	4,440,659

Changes From Unit Transactions:
Net unit transactions	2,239,809	20,480	(34,914,897)	(402,256)	65,205,751	4,998,698	(5,647,919)	(124,135)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	2,239,809	20,480	(34,914,897)	(402,256)	65,205,751	4,998,698	(5,647,919)	(124,135)

TOTAL INCREASE (DECREASE) IN NET ASSETS	23,741,563	179,423	169,275,103	(41,617)	99,712,087	7,169,055	75,883,540	4,316,524

NET ASSETS AT DECEMBER 31, 2023	177,976,964	1,189,255	1,711,071,418	2,668,611	883,207,114	44,393,752	432,586,680	22,651,667

Changes From Operations:
Net investment income (loss)	829,163	24,815	19,199,708	66,470	19,758,491	1,783,276	(2,222,957)	168,623
Net realized gain (loss) on investments	2,926,014	10,012	21,035,930	9,552	(8,552,588)	(685,688)	34,594,629	1,422,866
Net change in unrealized appreciation or depreciation on investments	19,972,768	143,497	161,657,705	288,400	(13,096,110)	(571,248)	51,580,607	3,393,944
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	23,727,945	178,324	201,893,343	364,422	(1,890,207)	526,340	83,952,279	4,985,433

Changes From Unit Transactions:
Net unit transactions	4,537,846	198,481	(66,646,940)	424,730	100,882,421	13,817,895	(30,778,743)	2,271,967
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	4,537,846	198,481	(66,646,940)	424,730	100,882,421	13,817,895	(30,778,743)	2,271,967

TOTAL INCREASE (DECREASE) IN NET ASSETS	28,265,791	376,805	135,246,403	789,152	98,992,214	14,344,235	53,173,536	7,257,400

NET ASSETS AT DECEMBER 31, 2024	$206,242,755	$1,566,060	$1,846,317,821	$3,457,763	$982,199,328	$58,737,987	$485,760,216	$29,909,067
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	LVIP Vanguard International Equity ETF Fund - Service Class	LVIP Vanguard International Equity ETF Fund - Standard Class	LVIP Wellington Capital Growth Fund - Service Class	LVIP Wellington Capital Growth Fund - Standard Class	LVIP Wellington SMID Cap Value Fund - Service Class	LVIP Wellington SMID Cap Value Fund - Standard Class	LVIP Western Asset Core Bond Fund - Service Class	LVIP Western Asset Core Bond Fund - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$244,758,115	$21,510,342	$338,112,468	$3,703,955	$124,501,880	$1,535,261	$366,845,336	$14,982,326

Changes From Operations:
Net investment income (loss)	3,727,711	580,816	(4,345,402)	(15,202)	(944,472)	6,576	37,591,275	1,568,307
Net realized gain (loss) on investments	168,570	(112,346)	7,704,606	(95,401)	16,874,405	187,935	(7,791,081)	(421,100)
Net change in unrealized appreciation or depreciation on investments	28,881,834	2,650,326	112,467,586	1,446,188	2,953,341	65,645	(11,587,180)	(366,666)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	32,778,115	3,118,796	115,826,790	1,335,585	18,883,274	260,156	18,213,014	780,541

Changes From Unit Transactions:
Net unit transactions	718,896	(297,675)	(59,937,245)	(144,367)	(3,740,287)	(337,455)	44,819,354	35,659
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	718,896	(297,675)	(59,937,245)	(144,367)	(3,740,287)	(337,455)	44,819,354	35,659

TOTAL INCREASE (DECREASE) IN NET ASSETS	33,497,011	2,821,121	55,889,545	1,191,218	15,142,987	(77,299)	63,032,368	816,200

NET ASSETS AT DECEMBER 31, 2023	278,255,126	24,331,463	394,002,013	4,895,173	139,644,867	1,457,962	429,877,704	15,798,526

Changes From Operations:
Net investment income (loss)	2,880,648	579,559	(3,169,680)	(12,710)	(624,611)	14,042	22,485,697	901,005
Net realized gain (loss) on investments	3,451,129	279,941	126,291,508	672,891	14,798,082	143,693	(10,335,561)	(760,615)
Net change in unrealized appreciation or depreciation on investments	(70,591)	(91,714)	(54,334,708)	253,601	158,971	17,445	(16,277,417)	(17,610)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	6,261,186	767,786	68,787,120	913,782	14,332,442	175,180	(4,127,281)	122,780

Changes From Unit Transactions:
Net unit transactions	6,624,365	1,922,290	(462,789,133)	(5,808,955)	(13,804,170)	(15,253)	37,366,444	(1,030,784)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	6,624,365	1,922,290	(462,789,133)	(5,808,955)	(13,804,170)	(15,253)	37,366,444	(1,030,784)

TOTAL INCREASE (DECREASE) IN NET ASSETS	12,885,551	2,690,076	(394,002,013)	(4,895,173)	528,272	159,927	33,239,163	(908,004)

NET ASSETS AT DECEMBER 31, 2024	$291,140,677	$27,021,539	$—	$—	$140,173,139	$1,617,889	$463,116,867	$14,890,522
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Macquarie VIP Asset Strategy Series - Service Class	Macquarie VIP Asset Strategy Series - Standard Class	Macquarie VIP Emerging Markets Series - Service Class	Macquarie VIP Emerging Markets Series - Standard Class	Macquarie VIP Energy Series - Service Class	Macquarie VIP Energy Series - Standard Class	Macquarie VIP High Income Series - Service Class	Macquarie VIP High Income Series - Standard Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$6,586,252	$821,200	$216,566,103	$1,534,527	$29,059,740	$446,935	$21,103,704	$1,972,563

Changes From Operations:
Net investment income (loss)	72,331	19,000	(690,275)	18,673	248,721	15,507	1,060,262	137,306
Net realized gain (loss) on investments	(136,413)	(1,545)	(1,943,795)	(84,954)	2,763,233	28,123	(781,740)	(38,672)
Net change in unrealized appreciation or depreciation on investments	908,466	97,946	26,753,923	238,240	(3,658,194)	(16,347)	1,833,467	195,838
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	844,384	115,401	24,119,853	171,959	(646,240)	27,283	2,111,989	294,472

Changes From Unit Transactions:
Net unit transactions	176,960	16,581	(23,147,587)	(321,255)	(15,485,957)	(2,325)	(1,081,162)	816,661
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	176,960	16,581	(23,147,587)	(321,255)	(15,485,957)	(2,325)	(1,081,162)	816,661

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,021,344	131,982	972,266	(149,296)	(16,132,197)	24,958	1,030,827	1,111,133

NET ASSETS AT DECEMBER 31, 2023	7,607,596	953,182	217,538,369	1,385,231	12,927,543	471,893	22,134,531	3,083,696

Changes From Operations:
Net investment income (loss)	49,415	1,305	1,432,970	31,697	227,761	12,509	1,326,774	209,388
Net realized gain (loss) on investments	336,172	(71,132)	4,419,781	11,966	258,399	14,282	(241,531)	(23,745)
Net change in unrealized appreciation or depreciation on investments	424,665	180,714	2,462,847	23,086	(1,228,009)	(49,293)	123,148	18,831
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	810,252	110,887	8,315,598	66,749	(741,849)	(22,502)	1,208,391	204,474

Changes From Unit Transactions:
Net unit transactions	(1,045,231)	(927,383)	(27,110,185)	(75,171)	(1,848,248)	(55,418)	1,673,189	1,842,395
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(1,045,231)	(927,383)	(27,110,185)	(75,171)	(1,848,248)	(55,418)	1,673,189	1,842,395

TOTAL INCREASE (DECREASE) IN NET ASSETS	(234,979)	(816,496)	(18,794,587)	(8,422)	(2,590,097)	(77,920)	2,881,580	2,046,869

NET ASSETS AT DECEMBER 31, 2024	$7,372,617	$136,686	$198,743,782	$1,376,809	$10,337,446	$393,973	$25,016,111	$5,130,565
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Macquarie VIP International Core Equity Series - Standard Class	Macquarie VIP Mid Cap Growth Series - Service Class	Macquarie VIP Mid Cap Growth Series - Standard Class	Macquarie VIP Science and Technology Series - Service Class	Macquarie VIP Science and Technology Series - Standard Class	Macquarie VIP Small Cap Growth Series - Service Class	Macquarie VIP Small Cap Growth Series - Standard Class	Macquarie VIP Small Cap Value Series - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$24,858,884	$4,935,031	$36,618,457	$1,331,705	$9,679,839	$1,128,392	$425,921,776

Changes From Operations:
Net investment income (loss)	—	(281,544)	(24,602)	(476,799)	(7,459)	(109,561)	(5,047)	(3,907,255)
Net realized gain (loss) on investments	—	1,596,803	309,089	(1,033,189)	(37,867)	925,053	163,239	20,401,062
Net change in unrealized appreciation or depreciation on investments	—	3,430,634	645,708	15,166,293	623,894	436,940	(8,309)	15,927,094
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	4,745,893	930,195	13,656,305	578,568	1,252,432	149,883	32,420,901

Changes From Unit Transactions:
Net unit transactions	—	2,890,319	(410,675)	(1,723,065)	320,282	1,840,834	63,474	(6,882,126)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	2,890,319	(410,675)	(1,723,065)	320,282	1,840,834	63,474	(6,882,126)

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	7,636,212	519,520	11,933,240	898,850	3,093,266	213,357	25,538,775

NET ASSETS AT DECEMBER 31, 2023	—	32,495,096	5,454,551	48,551,697	2,230,555	12,773,105	1,341,749	451,460,551

Changes From Operations:
Net investment income (loss)	164	(302,580)	(25,824)	(563,781)	(11,269)	(150,465)	(5,144)	(2,397,358)
Net realized gain (loss) on investments	143	(558,624)	(35,419)	1,837,682	104,416	(458,873)	(210,009)	28,146,475
Net change in unrealized appreciation or depreciation on investments	(1,079)	1,300,609	201,240	11,547,714	572,885	2,340,779	413,936	15,628,870
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(772)	439,405	139,997	12,821,615	666,032	1,731,441	198,783	41,377,987

Changes From Unit Transactions:
Net unit transactions	57,389	(6,527,605)	(617,293)	(10,936,235)	(100,712)	1,516,014	(358,486)	(45,443,627)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	57,389	(6,527,605)	(617,293)	(10,936,235)	(100,712)	1,516,014	(358,486)	(45,443,627)

TOTAL INCREASE (DECREASE) IN NET ASSETS	56,617	(6,088,200)	(477,296)	1,885,380	565,320	3,247,455	(159,703)	(4,065,640)

NET ASSETS AT DECEMBER 31, 2024	$56,617	$26,406,896	$4,977,255	$50,437,077	$2,795,875	$16,020,560	$1,182,046	$447,394,911
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Macquarie VIP Small Cap Value Series - Standard Class	MFS® VIT Growth Series - Initial Class	MFS® VIT Growth Series - Service Class	MFS® VIT Total Return Series - Initial Class	MFS® VIT Total Return Series - Service Class	MFS® VIT Utilities Series - Initial Class	MFS® VIT Utilities Series - Service Class	MFS® VIT II Core Equity Portfolio - Service Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$7,324,209	$4,511,849	$195,024,845	$5,226,093	$121,727,885	$5,332,263	$168,043,315	$1,616,056

Changes From Operations:
Net investment income (loss)	(7,767)	(52,233)	(2,954,928)	40,127	616,033	117,868	2,693,470	(20,029)
Net realized gain (loss) on investments	270,217	285,000	15,613,276	170,059	4,281,312	321,350	9,755,486	88,710
Net change in unrealized appreciation or depreciation on investments	291,780	1,122,063	49,880,592	245,890	5,632,860	(619,685)	(18,645,115)	227,851
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	554,230	1,354,830	62,538,940	456,076	10,530,205	(180,467)	(6,196,159)	296,532

Changes From Unit Transactions:
Net unit transactions	(746,152)	(980,007)	(24,500,939)	(238,609)	(1,597,998)	(271,695)	(17,468,548)	(380,155)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(746,152)	(980,007)	(24,500,939)	(238,609)	(1,597,998)	(271,695)	(17,468,548)	(380,155)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(191,922)	374,823	38,038,001	217,467	8,932,207	(452,162)	(23,664,707)	(83,623)

NET ASSETS AT DECEMBER 31, 2023	7,132,287	4,886,672	233,062,846	5,443,560	130,660,092	4,880,101	144,378,608	1,532,433

Changes From Operations:
Net investment income (loss)	18,790	(61,587)	(3,633,619)	61,579	1,201,483	67,083	723,641	(18,022)
Net realized gain (loss) on investments	435,103	759,249	30,732,717	240,790	6,317,868	183,426	5,919,536	135,458
Net change in unrealized appreciation or depreciation on investments	188,930	691,951	39,850,870	44,178	223,623	278,741	6,533,599	130,705
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	642,823	1,389,613	66,949,968	346,547	7,742,974	529,250	13,176,776	248,141

Changes From Unit Transactions:
Net unit transactions	975,648	(1,219,637)	(16,673,313)	(956,690)	(7,923,089)	123,162	(19,597,911)	(367,419)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	975,648	(1,219,637)	(16,673,313)	(956,690)	(7,923,089)	123,162	(19,597,911)	(367,419)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,618,471	169,976	50,276,655	(610,143)	(180,115)	652,412	(6,421,135)	(119,278)

NET ASSETS AT DECEMBER 31, 2024	$8,750,758	$5,056,648	$283,339,501	$4,833,417	$130,479,977	$5,532,513	$137,957,473	$1,413,155
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	MFS® VIT II International Intrinsic Value Portfolio - Initial Class	MFS® VIT II International Intrinsic Value Portfolio - Service Class	Morgan Stanley VIF Global Infrastructure Portfolio - Class I	Morgan Stanley VIF Global Infrastructure Portfolio - Class II	Morgan Stanley VIF Growth Portfolio - Class II	Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	PIMCO VIT All Asset Portfolio - Advisor Class	PIMCO VIT All Asset Portfolio - Institutional Class
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,771,590	$32,522,785	$1,301,336	$11,153,151	$1,828,101	$15,068,610	$5,735,996	$253,272

Changes From Operations:
Net investment income (loss)	6,459	(190,555)	30,638	100,028	(20,099)	(100,820)	116,789	16,428
Net realized gain (loss) on investments	100,588	2,620,483	192,217	573,219	(653,705)	821,833	(448,722)	(1,981)
Net change in unrealized appreciation or depreciation on investments	171,369	2,515,946	(169,229)	(301,147)	1,475,760	528,315	700,219	21,420
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	278,416	4,945,874	53,626	372,100	801,956	1,249,328	368,286	35,867

Changes From Unit Transactions:
Net unit transactions	(267,921)	(4,746,624)	147,167	(3,114,553)	(207,632)	(1,709,242)	(1,332,410)	418,574
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(267,921)	(4,746,624)	147,167	(3,114,553)	(207,632)	(1,709,242)	(1,332,410)	418,574

TOTAL INCREASE (DECREASE) IN NET ASSETS	10,495	199,250	200,793	(2,742,453)	594,324	(459,914)	(964,124)	454,441

NET ASSETS AT DECEMBER 31, 2023	1,782,085	32,722,035	1,502,129	8,410,698	2,422,425	14,608,696	4,771,872	707,713

Changes From Operations:
Net investment income (loss)	18,040	30,164	12,629	137,901	(22,663)	(142,690)	249,699	54,900
Net realized gain (loss) on investments	94,097	1,763,889	(304,277)	(578,972)	(209,858)	745,519	(69,146)	(2,032)
Net change in unrealized appreciation or depreciation on investments	(138)	99,719	350,897	1,588,830	1,495,970	365,634	(71,794)	(31,795)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	111,999	1,893,772	59,249	1,147,759	1,263,449	968,463	108,759	21,073

Changes From Unit Transactions:
Net unit transactions	214,109	(1,673,026)	(1,561,378)	(9,558,457)	(614,866)	(1,938,077)	(63,821)	576,348
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	214,109	(1,673,026)	(1,561,378)	(9,558,457)	(614,866)	(1,938,077)	(63,821)	576,348

TOTAL INCREASE (DECREASE) IN NET ASSETS	326,108	220,746	(1,502,129)	(8,410,698)	648,583	(969,614)	44,938	597,421

NET ASSETS AT DECEMBER 31, 2024	$2,108,193	$32,942,781	$—	$—	$3,071,008	$13,639,082	$4,816,810	$1,305,134
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	PIMCO VIT Dynamic Bond Portfolio - Advisor Class	PIMCO VIT Dynamic Bond Portfolio - Institutional Class	PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	Putnam VT George Putnam Balanced Fund - Class IA	Putnam VT George Putnam Balanced Fund - Class IB
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$18,109,927	$64,524	$3,418,090	$96,648	$1,479,027	$29,063	$1,279,448	$82,993,525

Changes From Operations:
Net investment income (loss)	2,139,431	8,556	71,782	3,297	65,343	4,172	13,377	(271,485)
Net realized gain (loss) on investments	(2,207,726)	(17,307)	(136,692)	(4,856)	(50,961)	(4,011)	1,029	(106,127)
Net change in unrealized appreciation or depreciation on investments	(1,570,538)	5,561	233,307	7,855	124,356	4,532	239,608	15,108,720
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(1,638,833)	(3,190)	168,397	6,296	138,738	4,693	254,014	14,731,108

Changes From Unit Transactions:
Net unit transactions	(4,799,662)	(30,484)	(604,866)	(2,586)	(52,009)	(2,384)	82,138	(2,521,675)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(4,799,662)	(30,484)	(604,866)	(2,586)	(52,009)	(2,384)	82,138	(2,521,675)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(6,438,495)	(33,674)	(436,469)	3,710	86,729	2,309	336,152	12,209,433

NET ASSETS AT DECEMBER 31, 2023	11,671,432	30,850	2,981,621	100,358	1,565,756	31,372	1,615,600	95,202,958

Changes From Operations:
Net investment income (loss)	41,810	742	103,026	4,357	77,918	1,866	18,252	(432,043)
Net realized gain (loss) on investments	(2,069,365)	(957)	(43,754)	(2,541)	(46,681)	273	135,025	2,295,099
Net change in unrealized appreciation or depreciation on investments	2,256,573	1,589	64,363	3,221	61,682	64	3,074	12,563,829
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	229,018	1,374	123,635	5,037	92,919	2,203	156,351	14,426,885

Changes From Unit Transactions:
Net unit transactions	(3,656,745)	7,303	(43,334)	(28,233)	(223,770)	(11,876)	(667,567)	6,963,634
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(3,656,745)	7,303	(43,334)	(28,233)	(223,770)	(11,876)	(667,567)	6,963,634

TOTAL INCREASE (DECREASE) IN NET ASSETS	(3,427,727)	8,677	80,301	(23,196)	(130,851)	(9,673)	(511,216)	21,390,519

NET ASSETS AT DECEMBER 31, 2024	$8,243,705	$39,527	$3,061,922	$77,162	$1,434,905	$21,699	$1,104,384	$116,593,477
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Putnam VT Global Health Care Fund - Class IA	Putnam VT Global Health Care Fund - Class IB	Putnam VT Income Fund - Class IA	Putnam VT Income Fund - Class IB	Putnam VT Large Cap Value Fund - Class IA	Putnam VT Large Cap Value Fund - Class IB	Putnam VT Multi-Asset Absolute Return Fund - Class IA	Putnam VT Multi-Asset Absolute Return Fund - Class IB
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$1,019,101	$21,901,449	$686,168	$9,559,237	$8,797,820	$141,926,699	$152,994	$2,800,490

Changes From Operations:
Net investment income (loss)	1,562	(180,321)	39,116	438,509	134,715	1,024,817	6,235	178,168
Net realized gain (loss) on investments	67,792	1,372,523	(14,150)	(656,988)	505,752	8,309,309	(6,996)	(270,750)
Net change in unrealized appreciation or depreciation on investments	36,759	367,124	9,624	508,983	612,131	12,204,312	2,499	126,727
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	106,113	1,559,326	34,590	290,504	1,252,598	21,538,438	1,738	34,145

Changes From Unit Transactions:
Net unit transactions	120,237	(1,430,234)	70,959	(927,756)	(380,477)	13,519,986	(154,732)	(2,834,635)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	120,237	(1,430,234)	70,959	(927,756)	(380,477)	13,519,986	(154,732)	(2,834,635)

TOTAL INCREASE (DECREASE) IN NET ASSETS	226,350	129,092	105,549	(637,252)	872,121	35,058,424	(152,994)	(2,800,490)

NET ASSETS AT DECEMBER 31, 2023	1,245,451	22,030,541	791,717	8,921,985	9,669,941	176,985,123	—	—

Changes From Operations:
Net investment income (loss)	3,620	(165,101)	31,056	401,427	82,587	(926,823)	—	—
Net realized gain (loss) on investments	91,381	1,335,714	(68,492)	(463,344)	767,440	13,915,093	—	—
Net change in unrealized appreciation or depreciation on investments	(79,324)	(980,204)	47,702	181,332	942,969	20,945,304	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	15,677	190,409	10,266	119,415	1,792,996	33,933,574	—	—

Changes From Unit Transactions:
Net unit transactions	(57,683)	(1,564,441)	(141,790)	424,610	1,717,967	94,929,095	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(57,683)	(1,564,441)	(141,790)	424,610	1,717,967	94,929,095	—	—

TOTAL INCREASE (DECREASE) IN NET ASSETS	(42,006)	(1,374,032)	(131,524)	544,025	3,510,963	128,862,669	—	—

NET ASSETS AT DECEMBER 31, 2024	$1,203,445	$20,656,509	$660,193	$9,466,010	$13,180,904	$305,847,792	$—	$—
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Putnam VT Sustainable Future Fund - Class IA	Putnam VT Sustainable Future Fund - Class IB	Putnam VT Sustainable Leaders Fund - Class IA	Putnam VT Sustainable Leaders Fund - Class IB	Templeton Foreign VIP Fund - Class 1	Templeton Foreign VIP Fund - Class 4	Templeton Global Bond VIP Fund - Class 1	Templeton Global Bond VIP Fund - Class 2
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$—	$31,080	$—	$5,039	$165,362	$3,808,570	$2,900,677	$187,562,645

Changes From Operations:
Net investment income (loss)	—	(864)	(274)	(1,578)	8,687	117,576	(10,320)	(2,824,359)
Net realized gain (loss) on investments	—	8,084	190	621	786	22,305	(155,426)	(8,665,105)
Net change in unrealized appreciation or depreciation on investments	—	17,478	24,076	34,897	34,152	726,810	256,782	13,450,200
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	—	24,698	23,992	33,940	43,625	866,691	91,036	1,960,736

Changes From Unit Transactions:
Net unit transactions	—	77,817	168,696	526,429	29,914	1,170,053	(136,740)	(12,991,977)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	—	77,817	168,696	526,429	29,914	1,170,053	(136,740)	(12,991,977)

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	102,515	192,688	560,369	73,539	2,036,744	(45,704)	(11,031,241)

NET ASSETS AT DECEMBER 31, 2023	—	133,595	192,688	565,408	238,901	5,845,314	2,854,973	176,531,404

Changes From Operations:
Net investment income (loss)	(3)	(5,488)	(693)	(58,972)	5,255	67,783	(9,294)	(2,632,184)
Net realized gain (loss) on investments	173	13,368	8,929	138,275	6,640	93,059	(166,443)	(7,811,192)
Net change in unrealized appreciation or depreciation on investments	—	25,573	29,081	291,704	(12,254)	(316,797)	(105,077)	(11,311,496)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	170	33,453	37,317	371,007	(359)	(155,955)	(280,814)	(21,754,872)

Changes From Unit Transactions:
Net unit transactions	(170)	564,796	(14,457)	9,069,410	(60,136)	803,104	(600,262)	(4,071,000)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(170)	564,796	(14,457)	9,069,410	(60,136)	803,104	(600,262)	(4,071,000)

TOTAL INCREASE (DECREASE) IN NET ASSETS	—	598,249	22,860	9,440,417	(60,495)	647,149	(881,076)	(25,825,872)

NET ASSETS AT DECEMBER 31, 2024	$—	$731,844	$215,548	$10,005,825	$178,406	$6,492,463	$1,973,897	$150,705,532
See accompanying notes

Lincoln Life Variable Annuity Account N
Statements of changes in net assets (continued)
Years Ended December 31, 2023 and 2024

	Templeton Global Bond VIP Fund - Class 4	Templeton Growth VIP Fund - Class 2	TOPS® Balanced ETF Portfolio - Service Class Shares	TOPS® Moderate Growth ETF Portfolio - Service Class Shares	VanEck VIP Global Resources Fund - Class S Shares	VanEck VIP Global Resources Fund - Initial Class Shares	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount	Subaccount

NET ASSETS AT JANUARY 1, 2023	$17,279,763	$14,397,026	$512,264	$9,859,892	$11,224,355	$819,889	$14,866,880	$1,640,052

Changes From Operations:
Net investment income (loss)	(185,454)	235,722	6,469	(14,124)	89,936	21,780	550,950	138,419
Net realized gain (loss) on investments	(684,923)	(190,703)	6,621	212,209	285,667	(3,891)	(376,405)	(39,908)
Net change in unrealized appreciation or depreciation on investments	1,155,622	2,535,410	41,147	878,459	(621,416)	(59,236)	932,456	95,363
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	285,245	2,580,429	54,237	1,076,544	(245,813)	(41,347)	1,107,001	193,874

Changes From Unit Transactions:
Net unit transactions	(963,809)	(1,467,794)	(4,027)	(589,441)	(5,459,472)	96,050	(242,664)	1,174,313
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	(963,809)	(1,467,794)	(4,027)	(589,441)	(5,459,472)	96,050	(242,664)	1,174,313

TOTAL INCREASE (DECREASE) IN NET ASSETS	(678,564)	1,112,635	50,210	487,103	(5,705,285)	54,703	864,337	1,368,187

NET ASSETS AT DECEMBER 31, 2023	16,601,199	15,509,661	562,474	10,346,995	5,519,070	874,592	15,731,217	3,008,239

Changes From Operations:
Net investment income (loss)	(182,829)	(124,059)	8,193	1,881	70,339	9,961	783,383	213,542
Net realized gain (loss) on investments	(598,149)	343,784	(587)	306,585	(11,878)	(60,984)	(104,589)	(24,236)
Net change in unrealized appreciation or depreciation on investments	(1,335,850)	358,174	28,500	389,179	(257,465)	15,482	79,419	10,228
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(2,116,828)	577,899	36,106	697,645	(199,004)	(35,541)	758,213	199,534

Changes From Unit Transactions:
Net unit transactions	533,263	(1,639,625)	(285,384)	(517,749)	(518,861)	(533,390)	939,626	103,310
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS	533,263	(1,639,625)	(285,384)	(517,749)	(518,861)	(533,390)	939,626	103,310

TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,583,565)	(1,061,726)	(249,278)	179,896	(717,865)	(568,931)	1,697,839	302,844

NET ASSETS AT DECEMBER 31, 2024	$15,017,634	$14,447,935	$313,196	$10,526,891	$4,801,205	$305,661	$17,429,056	$3,311,083
See accompanying notes

Lincoln Life Variable Annuity Account N
Notes to financial statements
December 31, 2024
1. Accounting Policies and Variable Account Information
The Variable Account: Lincoln Life Variable Annuity Account N (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on November 24, 1998, are part of the operations of the Company. The Variable Account consists of fifty products as follows:

•Lincoln ChoicePlus	•Lincoln ChoicePlus Design 3
•Lincoln ChoicePlus Access	•Lincoln ChoicePlus Fusion
•Lincoln ChoicePlus Advisory	•Lincoln ChoicePlus Rollover
•Lincoln ChoicePlus Assurnace Prime	•Lincoln ChoicePlus Select B-Share
•Lincoln ChoicePlus Assurance A Class	•Lincoln ChoicePlus Signature 1
•Lincoln ChoicePlus Assurance A Share	•Lincoln ChoicePlus Signature 2
•Lincoln ChoicePlus Assurance A share Fee-Based	•Lincoln ChoicePlus II
•Lincoln ChoicePlus Assurance B Class	•Lincoln ChoicePlus II Access
•Lincoln ChoicePlus Assurance B Share	•Lincoln ChoicePlus II Advance
•Lincoln ChoicePlus Assurance Bonus	•Lincoln ChoicePlus II Bonus
•Lincoln ChoicePlus Assurance C Share	•Lincoln Core Income
•Lincoln ChoicePlus Assurance L Share	•Lincoln Investments Solutions
•Lincoln ChoicePlus Assurance Series B-Share	•Lincoln Investments Solutions RIA
•Lincoln ChoicePlus Assurance Series C-Share	•Lincoln Investor Advantage Advisory
•Lincoln ChoicePlus Assurance Series L-Share	•Lincoln Investor Advantage Advisory Choice
•Lincoln ChoicePlus Bonus	•Lincoln Investor Advantage B-Share
•Lincoln ChoicePlus Design 1	•Lincoln Investor Advantage C-Share
•Lincoln ChoicePlus Design 2	•Lincoln Investor Advantage Fee-Based
•Lincoln Investor Advantage RIA Class	•Lincoln Investor Advantage RIA
•Lincoln Investor Advantage Pro Advisory	•Lincoln Level Advantage Advisory Class
•Lincoln Investor Advantage Pro Advisory Choice	•Lincoln Level Advantage B Class
•Lincoln Investor Advantage Pro B-Share	•Lincoln Level Advantage B Share
•Lincoln Investor Advantage Pro C-Share	•Lincoln Level Advantage Design Advisory
•Lincoln Level Advantage Access B-Share	•Lincoln Level Advantage Design B Share
•Lincoln Level Advantage Advisory	•Lincoln Level Advantage Select B Share
The assets of the Variable Account are owned by the Company. The Variable Account’s assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.
Basis of Presentation: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.
Accounting Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.
Investments: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of four hundred fifty-four available mutual funds(the Funds) of thirty open-ended management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (Invesco Variable Insurance Funds):
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares
Invesco V.I. American Franchise Fund - Series I Shares
Invesco V.I. American Franchise Fund - Series II Shares
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares
Invesco V.I. Comstock Fund - Series I Shares
Invesco V.I. Comstock Fund - Series II Shares
Invesco V.I. Core Equity Fund - Series I Shares
Invesco V.I. Core Equity Fund - Series II Shares

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Invesco V.I. Diversified Dividend Fund - Series I Shares
Invesco V.I. Diversified Dividend Fund - Series II Shares
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares
Invesco V.I. Equity and Income Fund - Series I Shares
Invesco V.I. Equity and Income Fund - Series II Shares
Invesco V.I. EQV International Equity Fund - Series I Shares
Invesco V.I. EQV International Equity Fund - Series II Shares
Invesco V.I. Global Fund - Series II Shares
Invesco V.I. Main Street Small Cap Fund®- Series I Shares
Invesco V.I. Main Street Small Cap Fund®- Series II Shares

AllianceBernstein Variable Products Series Fund:
AB VPS Discovery Value Portfolio - Class A
AB VPS Discovery Value Portfolio - Class B
AB VPS International Value Portfolio - Class A**
AB VPS International Value Portfolio - Class B**
AB VPS Large Cap Growth Portfolio - Class B
AB VPS Relative Value Portfolio - Class A**
AB VPS Relative Value Portfolio - Class B**
AB VPS Sustainable Global Thematic Portfolio - Class A**
AB VPS Sustainable Global Thematic Portfolio - Class B

ALPS Variable Investment Trust:
ALPS Global Opportunity Portfolio - Class I
ALPS Global Opportunity Portfolio - Class III
ALPS/Alerian Energy Infrastructure Portfolio - Class I
ALPS/Alerian Energy Infrastructure Portfolio - Class III

American Funds Insurance Series®:
American Funds Asset Allocation Fund - Class 1
American Funds Asset Allocation Fund - Class 1A
American Funds Asset Allocation Fund - Class 4
American Funds Capital Income Builder® - Class 1
American Funds Capital Income Builder® - Class 1A
American Funds Capital Income Builder® - Class 4
American Funds Capital World Bond Fund - Class 1
American Funds Capital World Bond Fund - Class 1A
American Funds Capital World Growth and Income Fund - Class 1
American Funds Capital World Growth and Income Fund - Class 1A
American Funds Global Balanced Fund - Class 1
American Funds Global Balanced Fund - Class 1A
American Funds Global Growth Fund - Class 1
American Funds Global Growth Fund - Class 1A
American Funds Global Growth Fund - Class 2
American Funds Global Growth Fund - Class 4
American Funds Global Small Capitalization Fund - Class 1
American Funds Global Small Capitalization Fund - Class 1A
American Funds Global Small Capitalization Fund - Class 2
American Funds Global Small Capitalization Fund - Class 4
American Funds Growth Fund - Class 1
American Funds Growth Fund - Class 1A
American Funds Growth Fund - Class 2
American Funds Growth Fund - Class 4
American Funds Growth-Income Fund - Class 1
American Funds Growth-Income Fund - Class 1A
American Funds Growth-Income Fund - Class 2

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

American Funds Growth-Income Fund - Class 4
American Funds High-Income Trust - Class 1
American Funds High-Income Trust - Class 1A
American Funds International Fund - Class 1
American Funds International Fund - Class 1A
American Funds International Fund - Class 2
American Funds International Fund - Class 4
American Funds International Growth and Income Fund - Class 1
American Funds International Growth and Income Fund - Class 1A
American Funds Managed Risk Asset Allocation Fund - Class P1
American Funds Managed Risk Asset Allocation Fund - Class P2
American Funds Managed Risk Growth Fund - Class P1
American Funds Managed Risk Growth-Income Fund - Class P1
American Funds Managed Risk International Fund - Class P1
American Funds Managed Risk Washington Mutual Investors Fund - Class P1
American Funds Mortgage Fund - Class 1
American Funds Mortgage Fund - Class 1A
American Funds Mortgage Fund - Class 4
American Funds New World Fund® - Class 1
American Funds New World Fund® - Class 1A
American Funds New World Fund® - Class 4
American Funds The Bond Fund of America - Class 1
American Funds The Bond Fund of America - Class 1A
American Funds U.S. Government Securities Fund - Class 1
American Funds U.S. Government Securities Fund - Class 1A
American Funds U.S. Government Securities Fund - Class 4**
American Funds Washington Mutual Investors Fund - Class 1
American Funds Washington Mutual Investors Fund - Class 1A
American Funds Washington Mutual Investors Fund - Class 4

Columbia Funds Variable Insurance Trust:
Columbia VP Strategic Income Fund - Class 1
Columbia VP Strategic Income Fund - Class 2

Columbia Funds Variable Series Trust II:
Columbia VP Commodity Strategy Fund - Class 1
Columbia VP Commodity Strategy Fund - Class 2
Columbia VP Emerging Markets Bond Fund - Class 1
Columbia VP Emerging Markets Bond Fund - Class 2

Delaware VIP® Trust:
Macquarie VIP Emerging Markets Series - Service Class
Macquarie VIP Emerging Markets Series - Standard Class
Macquarie VIP International Core Equity Series - Standard Class
Macquarie VIP Small Cap Value Series - Service Class
Macquarie VIP Small Cap Value Series - Standard Class

Deutsche DWS Investments VIT Funds:
DWS Equity 500 Index VIP Portfolio - Class A
DWS Equity 500 Index VIP Portfolio - Class B**
DWS Small Cap Index VIP Portfolio - Class A
DWS Small Cap Index VIP Portfolio - Class B**

Deutsche DWS Variable Series II:
DWS Alternative Asset Allocation VIP Portfolio - Class A
DWS Alternative Asset Allocation VIP Portfolio - Class B

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Eaton Vance Variable Trust:
Eaton Vance VT Floating-Rate Income Fund - ADV Class
Eaton Vance VT Floating-Rate Income Fund - Initial Class

Fidelity® Variable Insurance Products:
Fidelity® VIP Balanced Portfolio - Initial Class
Fidelity® VIP Balanced Portfolio - Service Class 2
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2
Fidelity® VIP Consumer Staples Portfolio - Initial Class
Fidelity® VIP Consumer Staples Portfolio - Service Class 2
Fidelity® VIP Contrafund® Portfolio - Initial Class
Fidelity® VIP Contrafund® Portfolio - Service Class
Fidelity® VIP Contrafund® Portfolio - Service Class 2
Fidelity® VIP Financials Portfolio - Initial Class
Fidelity® VIP Financials Portfolio - Service Class 2
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2
Fidelity® VIP Growth Portfolio - Initial Class
Fidelity® VIP Growth Portfolio - Service Class**
Fidelity® VIP Growth Portfolio - Service Class 2
Fidelity® VIP Mid Cap Portfolio - Initial Class
Fidelity® VIP Mid Cap Portfolio - Service Class 2
Fidelity® VIP Overseas Portfolio - Initial Class**
Fidelity® VIP Overseas Portfolio - Service Class**
Fidelity® VIP Overseas Portfolio - Service Class 2**
Fidelity® VIP Strategic Income Portfolio - Initial Class
Fidelity® VIP Strategic Income Portfolio - Service Class 2
Fidelity® VIP Technology Portfolio - Initial Class
Fidelity® VIP Technology Portfolio - Service Class 2

First Trust Variable Insurance Trust:
First Trust Capital Strength Hedged Equity Portfolio - Class I
First Trust Capital Strength Portfolio - Class I
First Trust Dorsey Wright Tactical Core Portfolio - Class I
First Trust Growth Strength Portfolio - Class I
First Trust International Developed Capital Strength Portfolio - Class I
First Trust Multi Income Allocation Portfolio - Class I
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I

Franklin Templeton Variable Insurance Products Trust:
Franklin Allocation VIP Fund - Class 1
Franklin Allocation VIP Fund - Class 4
Franklin Income VIP Fund - Class 1
Franklin Income VIP Fund - Class 2
Franklin Income VIP Fund - Class 4
Franklin Mutual Shares VIP Fund - Class 1
Franklin Mutual Shares VIP Fund - Class 2
Franklin Mutual Shares VIP Fund - Class 4
Franklin Rising Dividends VIP Fund - Class 1
Franklin Rising Dividends VIP Fund - Class 4
Franklin Small Cap Value VIP Fund - Class 1
Franklin Small Cap Value VIP Fund - Class 4
Franklin Small-Mid Cap Growth VIP Fund - Class 1
Franklin Small-Mid Cap Growth VIP Fund - Class 2**
Franklin Small-Mid Cap Growth VIP Fund - Class 4
Templeton Foreign VIP Fund - Class 1

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Templeton Foreign VIP Fund - Class 4
Templeton Global Bond VIP Fund - Class 1
Templeton Global Bond VIP Fund - Class 2
Templeton Global Bond VIP Fund - Class 4
Templeton Growth VIP Fund - Class 1**
Templeton Growth VIP Fund - Class 2

Goldman Sachs Variable Insurance Trust:
Goldman Sachs VIT Government Money Market Fund - Institutional Shares
Goldman Sachs VIT Government Money Market Fund - Service Shares
Goldman Sachs VIT Large Cap Value Fund - Service Shares
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares

Hartford Series Fund, Inc.:
Hartford Capital Appreciation HLS Fund - Class IA
Hartford Capital Appreciation HLS Fund - Class IC

Ivy Variable Insurance Portfolios:
Macquarie VIP Asset Strategy Series - Service Class
Macquarie VIP Asset Strategy Series - Standard Class
Macquarie VIP Energy Series - Service Class
Macquarie VIP Energy Series - Standard Class
Macquarie VIP High Income Series - Service Class
Macquarie VIP High Income Series - Standard Class
Macquarie VIP Mid Cap Growth Series - Service Class
Macquarie VIP Mid Cap Growth Series - Standard Class
Macquarie VIP Science and Technology Series - Service Class
Macquarie VIP Science and Technology Series - Standard Class
Macquarie VIP Small Cap Growth Series - Service Class
Macquarie VIP Small Cap Growth Series - Standard Class

Janus Aspen Series:
Janus Henderson Balanced Portfolio - Service Shares
Janus Henderson Enterprise Portfolio - Service Shares
Janus Henderson Global Research Portfolio - Service Shares

Legg Mason Partners Variable Equity Trust:
ClearBridge Variable Growth Portfolio - Class I
ClearBridge Variable Growth Portfolio - Class II
ClearBridge Variable Large Cap Growth Portfolio - Class I
ClearBridge Variable Large Cap Growth Portfolio - Class II
ClearBridge Variable Mid Cap Portfolio - Class I
ClearBridge Variable Mid Cap Portfolio - Class II
Franklin Multi-Asset Variable Conservative Growth - Class I
Franklin Multi-Asset Variable Conservative Growth - Class II

Lincoln Variable Insurance Products Trust*:
Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund - Standard Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Standard Class
Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund - Standard Class
Lincoln Opportunistic Hedged Equity Fund - Service Class
Lincoln Opportunistic Hedged Equity Fund - Standard Class
LVIP AllianceBernstein Large Cap Growth Fund - Service Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP American Balanced Allocation Fund - Service Class
LVIP American Balanced Allocation Fund - Standard Class
LVIP American Century Balanced Fund - Service Class
LVIP American Century Balanced Fund - Standard Class II
LVIP American Century Capital Appreciation Fund - Service Class
LVIP American Century Capital Appreciation Fund - Standard Class II
LVIP American Century Disciplined Core Value Fund - Service Class
LVIP American Century Disciplined Core Value Fund - Standard Class II
LVIP American Century Inflation Protection Fund - Service Class
LVIP American Century Inflation Protection Fund - Standard Class II
LVIP American Century International Fund - Service Class
LVIP American Century International Fund - Standard Class II
LVIP American Century Large Company Value Fund - Service Class
LVIP American Century Large Company Value Fund - Standard Class II
LVIP American Century Mid Cap Value Fund - Service Class
LVIP American Century Mid Cap Value Fund - Standard Class II
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class**
LVIP American Century Ultra Fund - Service Class
LVIP American Century Ultra Fund - Standard Class
LVIP American Century Ultra Fund - Standard Class II**
LVIP American Century Value Fund - Service Class
LVIP American Century Value Fund - Standard Class II
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
LVIP American Global Growth Fund - Service Class II
LVIP American Global Small Capitalization Fund - Service Class II
LVIP American Growth Allocation Fund - Service Class
LVIP American Growth Allocation Fund - Standard Class
LVIP American Growth Fund - Service Class II
LVIP American Growth-Income Fund - Service Class II
LVIP American Income Allocation Fund - Standard Class
LVIP American International Fund - Service Class II
LVIP American Preservation Fund - Service Class
LVIP American Preservation Fund - Standard Class
LVIP Baron Growth Opportunities Fund - Service Class
LVIP Baron Growth Opportunities Fund - Standard Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Service Class
LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class**
LVIP BlackRock Inflation Protected Bond Fund - Service Class
LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
LVIP Blended Mid Cap Managed Volatility Fund - Service Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
LVIP Channing Small Cap Value Fund - Service Class
LVIP Channing Small Cap Value Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Service Class
LVIP Dimensional International Core Equity Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class**
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Service Class
LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Government Money Market Fund - Service Class
LVIP Government Money Market Fund - Standard Class
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Service Class
LVIP JPMorgan Core Bond Fund - Standard Class
LVIP JPMorgan High Yield Fund - Service Class
LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan Mid Cap Value Fund - Service Class
LVIP JPMorgan Mid Cap Value Fund - Standard Class
LVIP JPMorgan Retirement Income Fund - Service Class
LVIP JPMorgan Retirement Income Fund - Standard Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class
LVIP JPMorgan Small Cap Core Fund - Service Class
LVIP JPMorgan Small Cap Core Fund - Standard Class
LVIP JPMorgan U.S. Equity Fund - Service Class
LVIP JPMorgan U.S. Equity Fund - Standard Class
LVIP Loomis Sayles Global Growth Fund - Service Class
LVIP Loomis Sayles Global Growth Fund - Standard Class
LVIP Macquarie Bond Fund - Service Class
LVIP Macquarie Bond Fund - Standard Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Macquarie Diversified Income Fund - Service Class
LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Macquarie High Yield Fund - Service Class
LVIP Macquarie High Yield Fund - Standard Class
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class
LVIP Macquarie Mid Cap Value Fund - Service Class
LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Macquarie Social Awareness Fund - Service Class
LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Macquarie U.S. Growth Fund - Service Class
LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Macquarie Value Fund - Service Class
LVIP Macquarie Value Fund - Standard Class
LVIP Macquarie Wealth Builder Fund - Service Class
LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Growth Fund - Service Class
LVIP MFS International Growth Fund - Standard Class
LVIP MFS Value Fund - Service Class
LVIP MFS Value Fund - Standard Class
LVIP Mondrian Global Income Fund - Service Class
LVIP Mondrian Global Income Fund - Standard Class
LVIP Mondrian International Value Fund - Service Class
LVIP Mondrian International Value Fund - Standard Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class
LVIP Multi-Manager International Equity Managed Volatility Fund - Standard Class**
LVIP PIMCO Low Duration Bond Fund - Service Class
LVIP PIMCO Low Duration Bond Fund - Standard Class
LVIP SSGA Bond Index Fund - Service Class
LVIP SSGA Bond Index Fund - Standard Class
LVIP SSGA Conservative Index Allocation Fund - Service Class
LVIP SSGA Conservative Index Allocation Fund - Standard Class
LVIP SSGA Emerging Markets Equity Index Fund - Service Class
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class
LVIP SSGA International Index Fund - Service Class
LVIP SSGA International Index Fund - Standard Class
LVIP SSGA International Managed Volatility Fund - Service Class
LVIP SSGA International Managed Volatility Fund - Standard Class
LVIP SSGA Large Cap Managed Volatility Fund - Service Class
LVIP SSGA Large Cap Managed Volatility Fund - Standard Class**
LVIP SSGA Mid-Cap Index Fund - Service Class
LVIP SSGA Mid-Cap Index Fund - Standard Class
LVIP SSGA Moderate Index Allocation Fund - Service Class
LVIP SSGA Moderate Index Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class
LVIP SSGA Nasdaq-100 Index Fund - Service Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

LVIP SSGA Nasdaq-100 Index Fund - Standard Class
LVIP SSGA S&P 500 Index Fund - Service Class
LVIP SSGA S&P 500 Index Fund - Standard Class
LVIP SSGA Short-Term Bond Index Fund - Service Class
LVIP SSGA Short-Term Bond Index Fund - Standard Class
LVIP SSGA Small-Cap Index Fund - Service Class
LVIP SSGA Small-Cap Index Fund - Standard Class
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class
LVIP Structured Conservative Allocation Fund - Service Class
LVIP Structured Conservative Allocation Fund - Standard Class
LVIP Structured Moderate Allocation Fund - Service Class
LVIP Structured Moderate Allocation Fund - Standard Class
LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
LVIP T. Rowe Price 2020 Fund - Service Class
LVIP T. Rowe Price 2020 Fund - Standard Class**
LVIP T. Rowe Price 2030 Fund - Service Class
LVIP T. Rowe Price 2030 Fund - Standard Class**
LVIP T. Rowe Price 2040 Fund - Service Class
LVIP T. Rowe Price 2040 Fund - Standard Class**
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class
LVIP Vanguard Bond Allocation Fund - Service Class
LVIP Vanguard Bond Allocation Fund - Standard Class
LVIP Vanguard Domestic Equity ETF Fund - Service Class
LVIP Vanguard Domestic Equity ETF Fund - Standard Class
LVIP Vanguard International Equity ETF Fund - Service Class
LVIP Vanguard International Equity ETF Fund - Standard Class
LVIP Wellington SMID Cap Value Fund - Service Class
LVIP Wellington SMID Cap Value Fund - Standard Class
LVIP Western Asset Core Bond Fund - Service Class
LVIP Western Asset Core Bond Fund - Standard Class

Lord Abbett Series Fund, Inc.:
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC
Lord Abbett Series Fund Developing Growth Portfolio - Class VC
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC

MFS® Variable Insurance Trust:
MFS® VIT Growth Series - Initial Class
MFS® VIT Growth Series - Service Class
MFS® VIT Total Return Series - Initial Class
MFS® VIT Total Return Series - Service Class
MFS® VIT Utilities Series - Initial Class
MFS® VIT Utilities Series - Service Class

MFS® Variable Insurance Trust II:
MFS® VIT II Core Equity Portfolio - Service Class
MFS® VIT II International Intrinsic Value Portfolio - Initial Class
MFS® VIT II International Intrinsic Value Portfolio - Service Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Morgan Stanley Variable Insurance Fund, Inc. (VIF):
Morgan Stanley VIF Growth Portfolio - Class II

Neuberger Berman Advisers Management Trust:
Neuberger Berman AMT Mid Cap Growth Portfolio - I Class**
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class

Northern Lights Variable Trust:
TOPS® Balanced ETF Portfolio - Service Class Shares
TOPS® Moderate Growth ETF Portfolio - Service Class Shares

PIMCO Variable Insurance Trust:
PIMCO VIT All Asset Portfolio - Advisor Class
PIMCO VIT All Asset Portfolio - Institutional Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Administrative Class**
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class
PIMCO VIT Dynamic Bond Portfolio - Advisor Class
PIMCO VIT Dynamic Bond Portfolio - Institutional Class
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class

Putnam Variable Trust:
Putnam VT George Putnam Balanced Fund - Class IA
Putnam VT George Putnam Balanced Fund - Class IB
Putnam VT Global Health Care Fund - Class IA
Putnam VT Global Health Care Fund - Class IB
Putnam VT Income Fund - Class IA
Putnam VT Income Fund - Class IB
Putnam VT Large Cap Value Fund - Class IA
Putnam VT Large Cap Value Fund - Class IB
Putnam VT Sustainable Future Fund - Class IA**
Putnam VT Sustainable Future Fund - Class IB
Putnam VT Sustainable Leaders Fund - Class IA
Putnam VT Sustainable Leaders Fund - Class IB

Rydex Variable Trust:
Guggenheim VT Multi-Hedge Strategies

VanEck VIP Trust:
VanEck VIP Global Resources Fund - Class S Shares
VanEck VIP Global Resources Fund - Initial Class Shares

Virtus Variable Insurance Trust:
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares
* Denotes an affiliate of the Company
** Available fund with no money invested at December 31, 2024

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Each subaccount invests in shares of a single underlying Fund. The investment performance of the subaccount will reflect the investment performance of the underlying Fund less separate account expenses. There is no assurance that the investment objective of any underlying Fund will be met. A Fund calculates a daily net asset value per share (“NAV”) which is based on the market value of its investment portfolio. The amount of risk varies significantly between subaccounts. Due to the level of risk associated with certain investment portfolios, it is at least reasonably possible that changes in the values of investment portfolios will occur in the near term and that such changes could materially affect contract holders’ investments in the Fund and the amounts reported in the financial statements. The contract holder assumes all of the investment performance risk for the subaccounts selected.
Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2024. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments. There are no redemption restrictions on investments in the Funds.
Investments for which the fair value is measured at NAV using the practical expedient (investments in investees measured at NAV) are excluded from the fair value hierarchy. Accordingly, the Variable Account’s investments in the Funds have not been classified in the fair value hierarchy.
Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.
ASC 946-10-15, “Financial Services - Investment Companies (Topic 946) - Scope and Scope Exceptions” provides accounting guidance for assessing whether an entity is an investment company. This guidance evaluates the entity’s purpose and design to determine whether the entity is an investment company. The standard also adds additional disclosure requirements regarding contractually required commitments to investees. Management has evaluated the criteria in the standard and concluded that the Variable Account qualifies as an investment company and therefore applies the accounting requirements of ASC 946.
Dividends: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.
Federal Income Taxes: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a “life insurance company” under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account’s Net Investment Income (Loss) and the Net Realized Gain (Loss) on Investments.
Annuity Reserves: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state, and mortality tables based on issue year. For issue years 2015 and later, the 2012 IAM Table is used. Issue years 1998 to 2014 use the A2000 individual mortality table. Issue years 1985 to 1997 use the 1983a individual mortality table. Issue years 1976 to 1985 use the 1971 individual mortality table. Tables used for issues prior to 1976 include the Code Progressive with 4-year setback table and Code 49 table.
Segment Reporting: In this reporting period, we adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures ("ASU 2023-07"). Adoption of the new standard impacted financial statement disclosures only and did not affect our financial position or the results of its operations.
Each subaccount of the Variable Account constitutes a single operating segment and therefore, a single reportable segment because the CODM manages the activities of the Variable Account using information of each fund. The Variable Account is engaged in a single line of business as a registered unit investment trust. The Variable Account is a funding vehicle for individual variable annuity contracts with assets owned by the Company to support the liabilities of the applicable insurance contracts. The subaccounts have identified the Board of Directors of the Lincoln Financial Investments Corporation as the chief operating decision maker ("CODM") as the Variable Account does not have employees and is not a separate legal entity.
The CODM uses Net Increase (Decrease) in Net Assets Resulting from Operations as their performance measure in order to make operational decisions while monitoring the net assets of each of the subaccounts within the Variable Account. The accounting policies used to measure profit and loss of the segments are the same as those described in the Accounting Policies and Variable Account Information (see note 1). The measure of segment assets is reported on the Statements of assets and liabilities as Total Assets and significant segment expenses are listed on the Statements of operations. Refer to the Statements of operations and Statements of changes in net assets for each subaccount's operating segment results as of December 31, 2024 and 2023.

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Investment Fund Changes: During 2023, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2023, the 2023 Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2023:

Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	First Trust Growth Strength Portfolio – Class I
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	Lincoln Opportunistic Hedged Equity Fund - Service Class
Fidelity® VIP Consumer Staples Portfolio - Initial Class	Lincoln Opportunistic Hedged Equity Fund - Standard Class
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	LVIP JPMorgan Mid Cap Value Fund - Service Class
Fidelity® VIP Financials Portfolio - Initial Class	LVIP JPMorgan Mid Cap Value Fund - Standard Class
Fidelity® VIP Financials Portfolio - Service Class 2	LVIP JPMorgan Small Cap Core Fund - Service Class
Fidelity® VIP Technology Portfolio - Initial Class	LVIP JPMorgan U.S. Equity Fund - Service Class
Fidelity® VIP Technology Portfolio - Service Class 2	Putnam VT Sustainable Future Fund - Class IA
First Trust Capital Strength Hedged Equity Portfolio – Class I	Putnam VT Sustainable Leaders Fund - Class IA
Also during 2023, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the JPMorgan Insurance Trust. The following funds were affected:

Predecessor Fund	Fund
JPMorgan Insurance Trust Core Bond Portfolio - Class 2	LVIP JPMorgan Core Bond Fund - Service Class
JPMorgan Insurance Trust Core Bond Portfolio - Class 1	LVIP JPMorgan Core Bond Fund - Standard Class
JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1	LVIP JPMorgan Small Cap Core Fund - Standard Class
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1	LVIP JPMorgan U.S. Equity Fund - Standard Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Also during 2023, the following funds changed their names:

Previous Fund Name	New Fund Name
AB VPS Small/Mid Cap Value Portfolio - Class A	AB VPS Discovery Value Portfolio - Class A
AB VPS Small/Mid Cap Value Portfolio - Class B	AB VPS Discovery Value Portfolio - Class B
AB VPS Growth and Income Portfolio - Class A	AB VPS Relative Value Portfolio - Class A
AB VPS Growth and Income Portfolio - Class B	AB VPS Relative Value Portfolio - Class B
ALPS/Red Rocks Global Opportunity Portfolio - Class I	ALPS Global Opportunity Portfolio - Class I
ALPS/Red Rocks Global Opportunity Portfolio - Class III	ALPS Global Opportunity Portfolio - Class III
Lincoln Nasdaq-100 Buffer Fund Sep - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Nasdaq-100 Buffer Fund Dec - Service Class	Lincoln Hedged Nasdaq-100 Fund 2 - Service Class
Lincoln S&P 500 Ultra Buffer Fund Aug - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Buffer Fund Aug - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Service Class	LVIP BlackRock Real Estate Fund - Service Class
LVIP BlackRock Global Real Estate Fund - Standard Class	LVIP BlackRock Real Estate Fund - Standard Class
LVIP Delaware REIT Fund - Service Class	LVIP Delaware U.S. REIT Fund - Service Class
LVIP Delaware REIT Fund - Standard Class	LVIP Delaware U.S. REIT Fund - Standard Class
LVIP SSGA Emerging Markets 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class
LVIP SSGA Emerging Markets 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class
LVIP SSGA Developed International 150 Fund - Service Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class
LVIP SSGA Developed International 150 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class
LVIP SSGA Large Cap 100 Fund - Service Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class
LVIP SSGA Large Cap 100 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class
LVIP SSGA Small-Mid Cap 200 Fund - Service Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class
LVIP SSGA Small-Mid Cap 200 Fund - Standard Class	LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class
LVIP Global Income Fund - Service Class	LVIP Mondrian Global Income Fund - Service Class
LVIP Global Income Fund - Standard Class	LVIP Mondrian Global Income Fund - Standard Class
LVIP SSGA Conservative Structured Allocation Fund - Service Class	LVIP Structured Conservative Allocation Fund - Service Class
LVIP SSGA Conservative Structured Allocation Fund - Standard Class	LVIP Structured Conservative Allocation Fund - Standard Class
LVIP SSGA Moderate Structured Allocation Fund - Service Class	LVIP Structured Moderate Allocation Fund - Service Class
LVIP SSGA Moderate Structured Allocation Fund - Standard Class	LVIP Structured Moderate Allocation Fund - Standard Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Service Class	LVIP Structured Moderately Aggressive Allocation Fund - Service Class
LVIP SSGA Moderately Aggressive Structured Allocation Fund - Standard Class	LVIP Structured Moderately Aggressive Allocation Fund - Standard Class
Also during 2023, the following funds ceased to be available as investment options to Variable Account contract owners:

JPMorgan Insurance Trust Global Allocation Portfolio - Class 1	JPMorgan Insurance Trust Income Builder Portfolio - Class 2
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	Putnam VT Multi-Asset Absolute Return Fund - Class IA
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	Putnam VT Multi-Asset Absolute Return Fund - Class IB

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
During 2024, the following funds became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2024, the 2024 Statements of operations and Statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2024:

Lincoln Hedged Nasdaq-100 Fund - Standard Class	LVIP American Century International Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	LVIP American Century Mid Cap Value Fund - Service Class
Lincoln Hedged S&P 500 Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class II
LVIP American Century Capital Appreciation Fund - Service Class	LVIP American Century Value Fund - Standard Class II
LVIP American Century Capital Appreciation Fund - Standard Class II	Macquarie VIP International Core Equity Series - Standard Class
LVIP American Century Disciplined Core Value Fund - Service Class
Also during 2024, the Lincoln Variable Insurance Products Trust assumed the assets and liabilities of the American Century Variable Portfolios, Inc. The following funds were affected:

Predecessor Fund	Fund
American Century VP Balanced Fund - Class II	LVIP American Century Balanced Fund - Service Class
American Century VP Balanced Fund - Class I	LVIP American Century Balanced Fund - Standard Class II
American Century VP Disciplined Core Value Fund - Class I	LVIP American Century Disciplined Core Value Fund - Standard Class II
American Century VP Inflation Protection Fund - Class II	LVIP American Century Inflation Protection Fund - Service Class
American Century VP Inflation Protection Fund - Class I	LVIP American Century Inflation Protection Fund - Standard Class II
American Century VP International Fund - Class I	LVIP American Century International Fund - Standard Class II
American Century VP Large Company Value Fund - Class II	LVIP American Century Large Company Value Fund - Service Class
American Century VP Large Company Value Fund - Class I	LVIP American Century Large Company Value Fund - Standard Class II
American Century VP Mid Cap Value - Class I	LVIP American Century Mid Cap Value Fund - Standard Class II
American Century VP Value Fund - Class II	LVIP American Century Value Fund - Service Class
Also during 2024, the following funds changed their names:

Previous Fund Name	New Fund Name
ClearBridge Variable Aggressive Growth Portfolio - Class I	ClearBridge Variable Growth Portfolio - Class I
ClearBridge Variable Aggressive Growth Portfolio - Class II	ClearBridge Variable Growth Portfolio - Class II
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class	Lincoln Hedged Nasdaq-100 Fund 3 - Service Class
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class	Lincoln Hedged Nasdaq-100 Fund 4 - Service Class
Lincoln S&P 500 Ultra Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class	Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class	Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class
Lincoln S&P 500 Buffer Fund May - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln S&P 500 Buffer Fund Feb - Service Class	Lincoln Hedged S&P 500 Fund 3 - Service Class
Lincoln Hedged S&P 500 Fund - Service Class	Lincoln Hedged S&P 500 Fund 4 - Service Class
LVIP T. Rowe Price Growth Stock Fund - Service Class	LVIP AllianceBernstein Large Cap Growth Fund - Service Class
LVIP T. Rowe Price Growth Stock Fund - Standard Class	LVIP AllianceBernstein Large Cap Growth Fund - Standard Class
LVIP Delaware Bond Fund - Service Class	LVIP Macquarie Bond Fund - Service Class
LVIP Delaware Bond Fund - Standard Class	LVIP Macquarie Bond Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Service Class	LVIP Macquarie Diversified Floating Rate Fund - Service Class
LVIP Delaware Diversified Floating Rate Fund - Standard Class	LVIP Macquarie Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Income Fund - Service Class	LVIP Macquarie Diversified Income Fund - Service Class
LVIP Delaware Diversified Income Fund - Standard Class	LVIP Macquarie Diversified Income Fund - Standard Class
LVIP Delaware High Yield Fund - Service Class	LVIP Macquarie High Yield Fund - Service Class
LVIP Delaware High Yield Fund - Standard Class	LVIP Macquarie High Yield Fund - Standard Class
LVIP Delaware Limited-Term Diversified Income Fund - Service Class	LVIP Macquarie Limited-Term Diversified Income Fund - Service Class
LVIP Delaware Limited-Term Diversified Income Fund - Standard Class	LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)

Previous Fund Name	New Fund Name
LVIP Delaware Mid Cap Value Fund - Service Class	LVIP Macquarie Mid Cap Value Fund - Service Class
LVIP Delaware Mid Cap Value Fund - Standard Class	LVIP Macquarie Mid Cap Value Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Service Class	LVIP Macquarie SMID Cap Core Fund - Service Class
LVIP Delaware SMID Cap Core Fund - Standard Class	LVIP Macquarie SMID Cap Core Fund - Standard Class
LVIP Delaware Social Awareness Fund - Service Class	LVIP Macquarie Social Awareness Fund - Service Class
LVIP Delaware Social Awareness Fund - Standard Class	LVIP Macquarie Social Awareness Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Service Class	LVIP Macquarie U.S. Growth Fund - Service Class
LVIP Delaware U.S. Growth Fund - Standard Class	LVIP Macquarie U.S. Growth Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Service Class	LVIP Macquarie U.S. REIT Fund - Service Class
LVIP Delaware U.S. REIT Fund - Standard Class	LVIP Macquarie U.S. REIT Fund - Standard Class
LVIP Delaware Value Fund - Service Class	LVIP Macquarie Value Fund - Service Class
LVIP Delaware Value Fund - Standard Class	LVIP Macquarie Value Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Service Class	LVIP Macquarie Wealth Builder Fund - Service Class
LVIP Delaware Wealth Builder Fund - Standard Class	LVIP Macquarie Wealth Builder Fund - Standard Class
LVIP MFS International Equity Managed Volatility Fund - Service Class	LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class
LVIP MFS International Equity Managed Volatility Fund - Standard Class	LVIP Multi-Manager International Equity Managed Volatility Fund - Standard Class
Delaware Ivy VIP Asset Strategy Portfolio - Class II	Macquarie VIP Asset Strategy Series - Service Class
Delaware Ivy VIP Asset Strategy Portfolio - Class I	Macquarie VIP Asset Strategy Series - Standard Class
Delaware VIP® Emerging Markets Series - Service Class	Macquarie VIP Emerging Markets Series - Service Class
Delaware VIP® Emerging Markets Series - Standard Class	Macquarie VIP Emerging Markets Series - Standard Class
Delaware Ivy VIP Energy Portfolio - Class II	Macquarie VIP Energy Series - Service Class
Delaware Ivy VIP Energy Portfolio - Class I	Macquarie VIP Energy Series - Standard Class
Delaware Ivy VIP High Income Portfolio - Class II	Macquarie VIP High Income Series - Service Class
Delaware Ivy VIP High Income Portfolio - Class I	Macquarie VIP High Income Series - Standard Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class II	Macquarie VIP Mid Cap Growth Series - Service Class
Delaware Ivy VIP Mid Cap Growth Portfolio - Class I	Macquarie VIP Mid Cap Growth Series - Standard Class
Delaware Ivy VIP Science and Technology Portfolio - Class II	Macquarie VIP Science and Technology Series - Service Class
Delaware Ivy VIP Science and Technology Portfolio - Class I	Macquarie VIP Science and Technology Series - Standard Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class II	Macquarie VIP Small Cap Growth Series - Service Class
Delaware Ivy VIP Small Cap Growth Portfolio - Class I	Macquarie VIP Small Cap Growth Series - Standard Class
Delaware VIP® Small Cap Value Series - Service Class	Macquarie VIP Small Cap Value Series - Service Class
Delaware VIP® Small Cap Value Series - Standard Class	Macquarie VIP Small Cap Value Series - Standard Class
Also during 2024, the following fund mergers occurred:

Fund Acquired	Acquiring Fund
LVIP Wellington Capital Growth Fund - Service Class	LVIP American Century Ultra Fund - Service Class
LVIP Wellington Capital Growth Fund - Standard Class	LVIP American Century Ultra Fund - Standard Class
Also during 2024, the following funds ceased to be available as investment options to Variable Account contract owners:

Delaware VIP® International Series - Standard Class	First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II
First Trust Capital Strength Portfolio - Class II	Guggenheim VT Long Short Equity
First Trust Dorsey Wright Tactical Core Portfolio - Class II	Morgan Stanley VIF Global Infrastructure Portfolio - Class I
First Trust International Developed Capital Strength Portfolio - Class II	Morgan Stanley VIF Global Infrastructure Portfolio - Class II
First Trust Multi Income Allocation Portfolio - Class II

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
1. Accounting Policies and Variable Account Information (continued)
Also during 2024, the following fund liquidations occurred:

Liquidating Fund Name	New Fund Name
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	Lincoln Hedged Nasdaq-100 Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	Lincoln Hedged S&P 500 Conservative Fund - Service Class
Lincoln Hedged S&P 500 Fund 2 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund 3 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class
Lincoln Hedged S&P 500 Fund 4 - Service Class	Lincoln Hedged S&P 500 Fund - Service Class

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)
Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The mortality and expense risk charges for each of the variable subaccounts are reported in the Statements of operations. The ranges of rates are as follows for the fifty contract types within the Variable Account:

-Lincoln ChoicePlus at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)
-Lincoln ChoicePlus Access at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis)
-Lincoln ChoicePlus Advisory at a daily rate of .0005479% to .0061644% (.20% to 2.25% on an annual basis)
-Lincoln ChoicePlus Assurance (Prime) at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis)
-Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0071233% (.60% to 2.60% on an annual basis)
-Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0076712% (.60% to 2.80% on an annual basis)
-Lincoln ChoicePlus Assurance A Share Fee-Based at a daily rate of .0016438% to .0072603% (.60% to 2.65% on an annual basis)
For policies issued on or after to 5/22/17 at a daily rate of .0005479% to .0063014% (.20% to 2.30% on an annual basis)
-Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0084932% (1.25% to 3.10% on an annual basis)
-Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0089041% (1.25% to 3.25% on an annual basis)
-Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis)
-Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0102740% (1.40% to 3.765% on an annual basis)
-Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0101370% (1.40% to 3.70% on an annual basis)
-Lincoln ChoicePlus Assurance Series B-Share at a daily rate of .0034247% to .0090411% (1.25% to 3.30% on an annual basis)
-Lincoln ChoicePlus Assurance Series C-Share at a daily rate of .0038356% to .0101370% (1.40% to 3.70% on an annual basis)
-Lincoln ChoicePlus Assurance Series L-Share at a daily rate of .0038356% to .0101370% (1.40% to 3.70% on an annual basis)
-Lincoln ChoicePlus Bonus at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis)
-Lincoln ChoicePlus Design 1 at a daily rate of .0030137% to .0086301% (1.10% to 3.15% on an annual basis)
-Lincoln ChoicePlus Design 2 at a daily rate of .0030137% to .0098630% (1.10% to 3.60% on an annual basis)
-Lincoln ChoicePlus Design 3 at a daily rate of .0030137% to .0098630% (1.10% to 3.60% on an annual basis)
-Lincoln ChoicePlus Fusion at a daily rate of .0021918% to .0064384% (.80% to 2.35% on an annual basis)
-Lincoln ChoicePlus Rollover at a daily rate of .0027397% to .0082192% (1.00% to 3.00% on an annual basis)
-Lincoln ChoicePlus Select B-Share at a daily rate of .0026027% to .0083562% (.95% to 3.05% on an annual basis)
-Lincoln ChoicePlus Signature 1 at a daily rate of .0034247% to .0090411% (1.25% to 3.30% on an annual basis)
-Lincoln ChoicePlus Signature 2 at a daily rate of .0038356% to .0100000% (1.40% to 3.65% on an annual basis)
-Lincoln ChoicePlus II at a daily rate of .0035616% to .007671% (1.30% to 3.20% on an annual basis)
-Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0094521% (1.40% to 3.45% on an annual basis)
-Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0095890% (1.40% to 3.50% on an annual basis)
-Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0093151% (1.40% to 3.40% on an annual basis)
-Lincoln Core Income at a daily rate of .0015068% to .0031506% (.55% to 1.15% on an annual basis)
-Lincoln InvestmentSolutions at a daily rate of .0016438% to .0072603% (.60% to 2.65% on an annual basis)
-Lincoln InvestmentSolutions RIA at a daily rate of .0010959% to .0067123% (.40% to 2.45% on an annual basis)
-Lincoln Investor Advantage Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis)
-Lincoln Investor Advantage Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis)
-Lincoln Investor Advantage B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis)
-Lincoln Investor Advantage C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis)
-Lincoln Investor Advantage Fee-Based at a daily rate of .0004110% to .0019178% (.15% to .70% on an annual basis)
-Lincoln Investor Advantage RIA at a daily rate of .0006849% to .0021918% (.25% to .80% on an annual basis)
-Lincoln Investor Advantage RIA Class at a daily rate of .0009589% to .0020548% (.35% to .75% on an annual basis)
-Lincoln Investor Advantage Pro Advisory at a daily rate of .0002739% to .0013699% (.10% to .50% on an annual basis)
-Lincoln Investor Advantage Pro Advisory Choice at a daily rate of .0000000% to .0011096% (.00% to .40% on an annual basis)
-Lincoln Investor Advantage Pro B-Share at a daily rate of .0026027% to .0041096% (.95% to 1.50% on an annual basis)
-Lincoln Investor Advantage Pro C-Share at a daily rate of .0034247% to .0045205% (1.25% to 1.65% on an annual basis)
-Lincoln Level Advantage Access B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)
-Lincoln Level Advantage Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
-Lincoln Level Advantage Advisory Class at a daily rate of .0008219% (.30% on an annual basis)
-Lincoln Level Advantage B Class at a daily rate of .0035616% (1.30% on an annual basis)
-Lincoln Level Advantage B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)
-Lincoln Level Advantage Design Advisory at a daily rate of .0002740% to .0008219% (.10% to .30% on an annual basis)
-Lincoln Level Advantage Design B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)
-Lincoln Level Advantage Select B Share at a daily rate of .0030137% to .0035616% (1.10% to 1.30% on an annual basis)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
2. Mortality and Expense Guarantees and Other Transactions with Affiliates (continued)
The Company charges an annual account fee which varies by product. Refer to the product prospectus for the account fee rate. The account fees are for items such as processing applications, issuing contracts, policy value calculation, confirmations and periodic reports. The Company, upon surrender of a policy, may assess a surrender charge. Amounts retained by the Company for account fees and surrender charges for 2024 and 2023 were $489,296,823 and $505,388,217, respectively.
For the Lincoln ChoicePlus Assurance A Share, Lincoln ChoicePlus Assurance A Share Fee-Based and Lincoln ChoicePlus Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the Lincoln ChoicePlus Fusion product, a premium based charge or sales charge is applied on a quarterly basis over a seven year period as a percentage (.175% maximum per quarter) of all purchase payments received. For the years ending December 31, 2024 and 2023, sales charges amounted to $35,656 and $50,532, respectively.
Surrender, contract and all other charges are included within Net unit transactions on the Statements of changes in net assets.

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights
A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2024, follows:

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

AB VPS Discovery Value Portfolio - Class A	2024		0.35%	0.80%	18.65	21.02	30,319	614,948	9.14%	9.64%	0.87%
	2023		0.35%	0.80%	17.08	19.18	31,780	588,207	16.25%	16.77%	1.07%
	2022		0.35%	0.80%	15.06	16.43	34,066	539,687	-16.30%	-15.92%	1.09%
	2021		0.35%	0.80%	17.92	19.56	37,748	711,565	34.87%	35.47%	0.71%
	2020		0.35%	0.80%	13.23	14.44	68,698	935,945	2.55%	3.01%	1.19%

AB VPS Discovery Value Portfolio - Class B	2024		0.00%	3.30%	9.59	64.09	5,588,556	193,669,648	6.16%	9.72%	0.63%
	2023		0.00%	3.30%	9.04	59.24	6,317,499	214,180,672	13.07%	16.86%	0.82%
	2022		0.00%	3.30%	12.60	51.41	6,626,036	200,014,624	-18.55%	-15.82%	0.83%
	2021		0.00%	3.30%	15.47	61.93	6,908,052	260,686,099	31.21%	35.47%	0.60%
	2020		0.10%	3.30%	11.49	46.31	6,751,352	208,398,187	-0.29%	2.95%	0.82%

AB VPS International Value Portfolio - Class B	2020		1.25%	1.25%	8.51	8.51	120	1,018	0.96%	0.96%	1.60%

AB VPS Large Cap Growth Portfolio - Class B	2024		1.30%	2.70%	11.20	83.87	263,780	10,283,784	21.62%	23.33%	0.00%
	2023		1.30%	2.70%	9.20	68.00	306,631	9,806,708	31.20%	33.05%	0.00%
	2022		1.30%	2.80%	20.81	51.11	330,778	8,013,832	-30.66%	-29.61%	0.00%
	2021		1.30%	2.80%	29.71	72.61	321,645	12,375,493	25.10%	26.99%	0.00%
	2020		1.30%	2.80%	23.51	57.18	377,027	11,755,837	31.42%	33.40%	0.00%

AB VPS Sustainable Global Thematic Portfolio - Class B	2024		0.30%	3.30%	7.96	39.17	1,207,613	28,940,951	2.52%	5.64%	0.00%
	2023		0.20%	3.25%	7.78	37.65	1,343,429	31,491,296	12.00%	15.47%	0.03%
	2022		0.20%	3.15%	8.46	33.15	1,489,674	31,230,397	-29.43%	-27.31%	0.00%
	2021		0.20%	3.20%	11.82	46.37	1,538,172	45,145,814	18.72%	22.20%	0.00%
	2020		0.30%	3.20%	9.82	38.54	1,585,528	38,814,294	34.67%	38.67%	0.45%

ALPS Global Opportunity Portfolio - Class I	2024		0.35%	0.80%	21.32	23.36	65,081	1,513,131	17.34%	17.87%	10.72%
	2023		0.35%	0.80%	18.17	19.81	13,540	262,534	28.19%	28.77%	0.00%
	2022		0.35%	0.80%	14.18	15.39	13,918	209,812	-29.25%	-28.93%	15.34%
	2021		0.35%	0.80%	20.04	21.65	10,796	227,781	23.49%	24.04%	4.64%
	2020		0.35%	0.80%	16.23	17.46	13,185	225,476	8.69%	9.19%	11.12%

ALPS Global Opportunity Portfolio - Class III	2024		0.00%	1.65%	12.65	22.91	613,584	11,265,144	16.08%	18.01%	8.03%
	2023		0.00%	1.65%	10.73	19.43	648,456	10,386,767	26.69%	28.80%	0.00%
	2022		0.00%	1.65%	10.50	15.10	825,736	10,459,261	-30.07%	-28.91%	11.85%
	2021		0.00%	1.65%	15.57	21.26	903,620	16,448,476	21.91%	23.81%	4.30%
	2020		0.10%	1.65%	12.74	17.17	927,691	13,889,927	7.46%	9.14%	11.26%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

ALPS/Alerian Energy Infrastructure Portfolio - Class I	2024		0.35%	0.75%	16.90	20.60	231,626	4,747,155	39.98%	40.54%	4.93%
	2023		0.35%	0.75%	12.03	14.66	193,816	2,820,856	13.39%	13.85%	4.72%
	2022		0.35%	0.40%	10.57	12.88	141,500	1,806,738	17.37%	17.43%	5.11%
	2021		0.35%	0.40%	9.01	10.97	80,817	877,960	37.70%	37.77%	2.19%
	2020		0.35%	0.40%	6.54	7.96	92,335	728,968	-25.16%	-25.12%	4.42%

ALPS/Alerian Energy Infrastructure Portfolio - Class III	2024		0.00%	1.65%	14.22	26.15	1,102,410	19,127,736	38.30%	40.60%	2.52%
	2023		0.00%	1.65%	10.28	18.60	1,671,638	21,395,049	12.04%	13.91%	2.93%
	2022		0.00%	1.65%	9.18	16.33	2,333,678	26,304,411	15.40%	17.32%	4.21%
	2021		0.00%	1.65%	7.95	10.87	2,556,909	25,104,013	35.52%	37.63%	2.88%
	2020		0.10%	1.65%	5.87	7.90	1,400,938	9,809,663	-26.35%	-25.20%	7.01%

American Funds Asset Allocation Fund - Class 1	2024		0.40%	1.95%	12.95	30.88	1,008,828	25,860,222	14.48%	16.27%	2.40%
	2023		0.40%	1.95%	11.18	26.61	1,039,304	22,838,527	12.34%	14.09%	2.44%
	2022		0.40%	1.95%	17.16	23.37	1,098,938	21,372,184	-14.87%	-13.54%	2.15%
	2021		0.40%	1.95%	19.85	27.09	1,053,226	24,731,608	13.17%	14.94%	1.73%
	2020		0.40%	1.95%	17.27	23.61	1,119,622	23,122,488	10.54%	12.26%	1.92%

American Funds Asset Allocation Fund - Class 1A	2024		0.35%	1.85%	17.08	19.25	2,180,180	41,471,280	14.28%	16.01%	2.36%
	2023		0.35%	1.85%	14.94	16.59	1,953,140	32,034,680	12.22%	13.92%	2.34%
	2022		0.35%	1.85%	13.31	14.56	1,839,067	26,532,150	-15.02%	-13.74%	2.14%
	2021		0.35%	1.85%	15.67	16.88	1,432,276	24,074,567	13.02%	14.73%	1.91%
	2020		0.35%	1.85%	13.86	14.72	989,334	14,485,246	10.37%	12.04%	1.83%

American Funds Asset Allocation Fund - Class 4	2024		0.00%	1.65%	11.90	21.81	17,678,342	298,514,163	14.21%	16.11%	1.98%
	2023		0.00%	1.65%	10.42	18.84	17,818,139	266,135,120	12.16%	14.02%	2.01%
	2022		0.00%	1.65%	9.29	16.58	18,624,173	248,941,509	-15.08%	-13.66%	1.70%
	2021		0.00%	1.65%	12.51	19.26	17,644,983	282,327,497	12.96%	14.84%	1.45%
	2020		0.00%	1.65%	12.32	16.82	14,431,809	211,800,551	10.32%	12.05%	1.45%

American Funds Capital Income Builder® - Class 1	2024		0.40%	0.90%	15.78	16.64	77,638	1,284,672	9.46%	10.01%	3.82%
	2023		0.40%	0.90%	14.41	15.12	65,983	991,879	8.30%	8.84%	3.16%
	2022		0.40%	0.90%	13.31	13.90	73,461	1,014,648	-7.73%	-7.27%	3.06%
	2021		0.40%	0.90%	14.42	14.98	74,402	1,109,466	14.28%	14.85%	2.97%
	2020		0.40%	0.90%	12.62	13.05	77,855	1,011,610	3.71%	4.23%	3.13%

American Funds Capital Income Builder® - Class 1A	2024		0.35%	1.85%	14.16	15.96	707,933	11,194,768	8.17%	9.81%	3.42%
	2023		0.35%	1.85%	13.09	14.53	694,734	10,014,239	7.01%	8.63%	2.94%
	2022		0.35%	1.85%	12.23	13.38	707,096	9,393,227	-8.76%	-7.38%	2.83%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.35%	1.85%	13.40	14.44	633,626	9,093,355	12.84%	14.55%	2.86%
	2020		0.35%	1.85%	12.24	12.61	487,347	6,114,017	3.24%	4.02%	2.93%

American Funds Capital Income Builder® - Class 4	2024		0.00%	1.65%	11.55	16.29	5,047,922	70,485,257	8.13%	9.93%	3.25%
	2023		0.00%	1.65%	10.68	14.84	4,408,534	56,908,544	6.98%	8.76%	2.73%
	2022		0.00%	1.65%	9.99	13.66	4,338,420	52,269,332	-8.89%	-7.37%	2.56%
	2021		0.00%	1.65%	12.26	14.76	4,212,800	55,737,245	12.81%	14.68%	2.52%
	2020		0.00%	1.65%	11.12	12.88	3,891,761	45,738,644	2.41%	4.01%	2.62%

American Funds Capital World Bond Fund - Class 1	2024		0.60%	2.15%	8.11	10.02	243,142	2,348,193	-4.83%	-3.35%	2.55%
	2023		0.60%	2.15%	8.52	10.37	237,645	2,380,236	4.12%	5.75%	0.00%
	2022		0.60%	2.15%	8.19	9.80	251,610	2,389,808	-19.19%	-17.93%	0.30%
	2021		0.60%	2.15%	10.13	11.95	256,077	2,971,792	-6.75%	-5.30%	1.94%
	2020		0.60%	2.15%	10.86	12.61	245,126	3,011,504	7.83%	9.51%	1.42%

American Funds Capital World Bond Fund - Class 1A	2024		0.40%	0.90%	9.38	9.76	122,075	1,179,309	-3.84%	-3.35%	2.22%
	2023		0.40%	0.90%	9.76	10.10	145,173	1,453,363	5.16%	5.68%	0.00%
	2022		0.40%	0.90%	9.28	9.56	140,596	1,333,647	-18.43%	-18.02%	0.22%
	2021		0.40%	0.90%	11.37	11.66	132,018	1,529,656	-5.73%	-5.26%	2.26%
	2020		0.40%	0.90%	12.07	12.26	56,389	690,555	8.90%	9.34%	1.38%

American Funds Capital World Growth and Income Fund - Class 1	2024		0.60%	1.90%	25.13	30.00	53,210	1,553,735	12.10%	13.56%	1.89%
	2023		0.60%	1.90%	22.41	26.41	58,858	1,505,968	18.94%	20.49%	2.14%
	2022		0.60%	1.90%	18.85	21.92	63,157	1,335,132	-18.70%	-17.63%	2.60%
	2021		0.60%	1.90%	23.18	26.61	64,952	1,668,026	12.87%	14.34%	1.85%
	2020		0.60%	1.90%	20.54	23.28	68,263	1,536,873	6.98%	8.38%	1.49%

American Funds Capital World Growth and Income Fund - Class 1A	2024		0.40%	1.85%	18.10	20.32	342,639	6,894,114	11.91%	13.55%	1.75%
	2023		0.40%	0.90%	17.28	17.89	306,487	5,436,095	19.79%	20.39%	1.94%
	2022		0.40%	0.70%	14.60	14.86	311,647	4,600,407	-17.87%	-17.62%	2.42%
	2021		0.40%	0.70%	17.77	18.04	318,236	5,712,399	13.91%	14.26%	2.27%
	2020		0.40%	0.70%	15.60	15.79	151,028	2,375,561	8.01%	8.34%	1.44%

American Funds Global Balanced Fund - Class 1	2024		0.60%	1.90%	17.54	20.94	17,864	368,692	4.89%	6.26%	2.04%
	2023		0.60%	1.90%	16.72	19.71	18,211	354,047	11.90%	13.37%	1.88%
	2022		0.60%	1.90%	14.95	17.38	20,105	345,175	-15.94%	-14.84%	0.00%
	2021		0.60%	1.90%	17.78	20.41	17,274	347,920	8.96%	10.38%	1.19%
	2020		0.60%	1.90%	18.41	18.49	44,432	815,403	9.82%	9.87%	1.39%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

American Funds Global Balanced Fund - Class 1A	2024		0.50%	1.85%	14.68	16.35	200,101	3,261,589	4.61%	6.03%	2.12%
	2023		0.50%	1.85%	14.03	15.42	147,548	2,265,384	11.68%	13.20%	1.66%
	2022		0.50%	1.85%	12.57	13.62	156,292	2,120,996	-16.13%	-14.99%	0.00%
	2021		0.50%	1.85%	14.98	16.02	208,680	3,335,106	8.80%	10.28%	1.10%
	2020		0.50%	1.85%	13.77	14.53	162,633	2,358,492	8.23%	9.70%	1.13%

American Funds Global Growth Fund - Class 1	2024		0.40%	1.95%	27.14	55.79	40,003	1,448,441	11.74%	13.48%	1.75%
	2023		0.40%	1.95%	24.01	49.26	44,670	1,414,503	20.53%	22.41%	1.11%
	2022		0.40%	1.95%	19.69	40.32	51,302	1,342,486	-26.00%	-24.84%	0.77%
	2021		0.40%	1.95%	26.31	53.75	75,289	2,837,499	14.47%	16.26%	0.59%
	2020		0.40%	1.95%	22.72	46.33	78,530	2,517,988	28.26%	30.26%	0.58%

American Funds Global Growth Fund - Class 1A	2024		0.35%	2.05%	21.50	24.62	749,477	17,843,807	11.37%	13.27%	1.57%
	2023		0.35%	2.05%	19.30	21.73	739,917	15,842,254	20.11%	22.17%	0.93%
	2022		0.35%	2.05%	16.07	17.79	732,861	12,866,548	-26.27%	-25.00%	0.70%
	2021		0.35%	2.05%	21.79	23.72	700,949	16,444,653	14.09%	16.04%	0.38%
	2020		0.35%	2.05%	19.10	20.44	515,212	10,430,259	27.84%	30.03%	0.37%

American Funds Global Growth Fund - Class 2	2024		0.60%	3.55%	9.28	55.08	5,739,768	230,550,302	9.72%	13.00%	1.51%
	2023		0.60%	3.45%	8.44	49.08	6,275,009	238,820,729	18.45%	21.87%	0.88%
	2022		0.60%	3.45%	14.56	40.56	6,939,614	228,027,397	-27.29%	-25.19%	0.66%
	2021		0.60%	3.45%	20.03	54.60	7,145,108	331,592,236	12.47%	15.72%	0.33%
	2020		0.60%	3.45%	17.81	47.51	8,121,738	328,767,271	26.04%	29.69%	0.35%

American Funds Global Growth Fund - Class 4	2024		0.00%	1.65%	10.37	27.13	6,923,172	134,267,118	11.53%	13.39%	1.42%
	2023		0.00%	1.65%	9.40	24.00	6,499,381	115,580,738	20.29%	22.29%	0.72%
	2022		0.00%	1.65%	7.79	19.69	6,283,728	93,630,152	-26.15%	-24.92%	0.44%
	2021		0.00%	1.65%	13.51	26.30	5,973,967	124,611,582	14.24%	16.14%	0.21%
	2020		0.00%	1.65%	14.67	22.71	4,705,276	89,354,404	28.04%	30.04%	0.15%

American Funds Global Small Capitalization Fund - Class 1	2024		0.40%	1.85%	16.87	34.36	48,251	1,190,605	0.71%	2.18%	1.23%
	2023		0.40%	1.85%	16.58	33.69	52,294	1,245,387	14.32%	15.99%	0.49%
	2022		0.40%	1.85%	14.35	29.10	52,793	1,096,232	-30.67%	-29.65%	0.00%
	2021		0.40%	1.85%	20.48	41.46	55,839	1,645,115	5.02%	6.55%	0.00%
	2020		0.40%	1.85%	19.30	38.99	57,975	1,593,283	27.66%	29.53%	0.21%

American Funds Global Small Capitalization Fund - Class 1A	2024		0.35%	0.90%	15.64	16.35	315,052	5,089,594	1.42%	1.98%	1.01%
	2023		0.35%	0.90%	15.42	16.03	296,625	4,703,616	15.11%	15.74%	0.25%
	2022		0.35%	0.90%	13.40	13.85	291,450	3,998,276	-30.18%	-29.79%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.35%	0.90%	19.19	19.72	253,575	4,963,838	5.77%	6.36%	0.00%
	2020		0.35%	0.90%	18.25	18.55	57,833	1,066,841	28.75%	29.27%	0.15%

American Funds Global Small Capitalization Fund - Class 2	2024		0.60%	3.30%	7.00	50.17	9,861,667	246,897,782	-0.99%	1.72%	1.05%
	2023		0.60%	3.30%	7.07	49.80	10,706,562	274,818,026	12.40%	15.48%	0.26%
	2022		0.60%	3.15%	13.10	43.53	11,538,030	263,830,432	-31.74%	-29.98%	0.00%
	2021		0.60%	3.15%	19.19	62.84	10,681,342	364,736,293	3.43%	6.11%	0.00%
	2020		0.60%	3.15%	18.55	59.98	12,394,754	400,773,897	25.70%	28.94%	0.17%

American Funds Global Small Capitalization Fund - Class 4	2024		0.00%	1.65%	7.47	16.95	2,239,519	30,245,988	0.45%	2.12%	0.82%
	2023		0.00%	1.65%	7.52	16.62	2,496,234	33,888,021	13.89%	15.79%	0.03%
	2022		0.00%	1.65%	6.58	14.37	2,094,086	25,058,853	-30.84%	-29.69%	0.00%
	2021		0.00%	1.65%	13.32	20.48	1,968,659	34,450,040	4.68%	6.43%	0.00%
	2020		0.00%	1.65%	13.89	19.30	1,438,941	24,502,816	27.27%	29.26%	0.13%

American Funds Growth Fund - Class 1	2024		0.40%	2.25%	11.71	104.11	112,087	7,813,532	29.03%	31.43%	0.57%
	2023		0.40%	2.25%	9.07	79.37	125,899	6,878,384	35.72%	38.26%	0.61%
	2022		0.40%	2.25%	22.58	57.52	148,280	6,155,475	-31.32%	-30.04%	0.57%
	2021		0.40%	2.25%	37.66	82.39	156,069	9,445,804	19.70%	21.81%	0.44%
	2020		0.40%	2.15%	31.04	67.77	197,631	9,634,841	49.22%	51.85%	0.55%

American Funds Growth Fund - Class 1A	2024		0.35%	2.05%	32.93	37.71	1,919,617	71,389,379	28.96%	31.17%	0.36%
	2023		0.35%	2.05%	25.53	28.75	1,897,805	54,060,215	35.66%	37.98%	0.39%
	2022		0.35%	2.05%	18.82	20.84	1,889,684	38,976,277	-31.36%	-30.18%	0.43%
	2021		0.35%	2.05%	27.42	29.84	1,800,983	53,310,366	19.51%	21.56%	0.33%
	2020		0.35%	2.05%	23.13	24.55	1,141,537	27,810,972	49.29%	51.55%	0.43%

American Funds Growth Fund - Class 2	2024		0.60%	3.55%	11.23	107.30	22,293,924	1,437,562,970	27.04%	30.84%	0.33%
	2023		0.60%	3.55%	8.82	83.04	24,782,733	1,345,359,592	33.66%	37.65%	0.36%
	2022		0.60%	3.45%	17.97	61.08	26,737,864	1,143,960,232	-32.32%	-30.36%	0.32%
	2021		0.60%	3.45%	26.56	88.81	26,676,493	1,768,484,011	17.86%	21.26%	0.21%
	2020		0.60%	3.45%	22.53	74.16	31,350,897	1,733,105,964	46.95%	51.17%	0.32%

American Funds Growth Fund - Class 4	2024		0.00%	1.65%	13.47	47.31	24,100,987	701,905,542	29.15%	31.30%	0.17%
	2023		0.00%	1.65%	10.43	36.14	21,061,039	487,372,200	35.88%	38.14%	0.17%
	2022		0.00%	1.65%	7.68	26.24	19,362,900	336,311,901	-31.26%	-30.11%	0.11%
	2021		0.00%	1.65%	15.08	37.67	16,481,366	437,753,534	19.69%	21.68%	0.06%
	2020		0.00%	1.65%	17.56	31.05	12,416,995	296,951,326	49.23%	51.56%	0.20%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

American Funds Growth-Income Fund - Class 1	2024		0.40%	1.90%	33.47	70.38	54,015	2,777,560	22.20%	24.04%	1.30%
	2023		0.40%	1.90%	26.98	56.85	66,537	2,787,644	24.09%	25.96%	1.56%
	2022		0.40%	1.90%	21.42	45.22	75,870	2,557,467	-17.86%	-16.62%	1.51%
	2021		0.40%	1.90%	25.69	54.35	80,134	3,288,497	22.08%	23.92%	1.28%
	2020		0.40%	1.90%	20.73	43.94	99,943	3,474,571	11.67%	13.36%	1.42%

American Funds Growth-Income Fund - Class 1A	2024		0.35%	2.05%	23.24	26.62	1,680,976	43,910,111	21.72%	23.81%	1.13%
	2023		0.35%	2.05%	19.09	21.50	1,662,081	35,398,741	23.57%	25.68%	1.39%
	2022		0.35%	2.05%	15.45	17.11	1,662,452	28,204,187	-18.18%	-16.78%	1.34%
	2021		0.35%	2.05%	18.89	20.56	1,571,651	32,073,184	21.58%	23.65%	1.34%
	2020		0.35%	2.05%	15.66	16.62	961,175	15,869,990	11.46%	13.15%	1.53%

American Funds Growth-Income Fund - Class 2	2024		0.60%	3.55%	11.82	66.33	34,108,063	1,561,930,971	19.90%	23.48%	1.07%
	2023		0.60%	3.55%	9.83	54.39	38,624,856	1,530,252,886	21.74%	25.38%	1.34%
	2022		0.60%	3.45%	14.84	43.92	43,115,988	1,417,480,260	-19.33%	-16.99%	1.25%
	2021		0.60%	3.45%	18.40	53.58	46,718,619	1,937,644,819	19.89%	23.35%	1.09%
	2020		0.60%	3.45%	15.34	43.98	54,356,601	1,840,036,011	9.69%	12.87%	1.35%

American Funds Growth-Income Fund - Class 4	2024		0.00%	1.65%	14.45	32.07	19,578,925	427,785,021	21.89%	23.92%	0.98%
	2023		0.00%	1.65%	11.86	25.96	17,006,939	309,781,612	23.77%	25.82%	1.23%
	2022		0.00%	1.65%	9.58	20.69	15,783,624	234,916,553	-18.07%	-16.71%	1.12%
	2021		0.00%	1.65%	13.69	24.92	13,663,190	255,625,285	21.77%	23.80%	1.01%
	2020		0.00%	1.65%	12.76	20.19	10,521,302	169,967,904	11.39%	13.13%	1.21%

American Funds High-Income Trust - Class 1	2024		0.60%	1.90%	15.77	18.83	98,247	1,806,026	7.86%	9.27%	7.12%
	2023		0.60%	1.90%	14.62	17.23	79,451	1,332,580	10.57%	12.01%	7.06%
	2022		0.60%	1.90%	13.22	15.38	89,740	1,349,458	-10.73%	-9.56%	7.12%
	2021		0.60%	1.90%	14.81	17.01	112,696	1,879,396	6.69%	8.09%	4.44%
	2020		0.60%	1.90%	13.88	15.74	111,432	1,719,537	6.17%	7.56%	8.50%

American Funds High-Income Trust - Class 1A	2024		0.40%	2.05%	12.96	14.78	209,109	3,043,978	7.50%	9.29%	6.72%
	2023		0.40%	2.05%	12.06	13.53	196,845	2,611,590	10.12%	11.95%	8.09%
	2022		0.40%	2.05%	10.95	12.08	107,189	1,262,357	-11.13%	-9.65%	7.66%
	2021		0.40%	2.05%	12.32	13.37	111,336	1,456,294	6.22%	7.99%	4.62%
	2020		0.40%	2.05%	11.69	12.38	82,399	997,819	5.97%	7.51%	9.15%

American Funds International Fund - Class 1	2024		0.40%	1.90%	13.42	23.12	170,554	2,780,772	1.45%	2.99%	1.36%
	2023		0.40%	1.90%	13.09	22.49	196,908	3,087,119	13.93%	15.66%	1.59%
	2022		0.40%	1.90%	11.36	19.49	194,521	2,641,954	-22.07%	-20.89%	2.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.40%	1.90%	14.42	24.68	197,710	3,385,811	-3.09%	-1.63%	2.61%
	2020		0.40%	2.25%	13.60	25.14	206,280	3,635,678	11.73%	13.82%	0.83%

American Funds International Fund - Class 1A	2024		0.35%	2.05%	12.48	14.29	902,039	12,763,229	1.08%	2.81%	1.22%
	2023		0.35%	2.05%	12.34	13.90	874,925	12,059,146	13.50%	15.45%	1.33%
	2022		0.35%	2.05%	10.87	12.04	872,186	10,424,050	-22.41%	-21.07%	1.86%
	2021		0.35%	2.05%	14.01	15.25	774,755	11,746,161	-3.47%	-1.81%	2.66%
	2020		0.35%	2.05%	14.52	15.54	636,791	9,848,169	11.64%	13.56%	0.75%

American Funds International Fund - Class 2	2024		0.60%	3.30%	8.10	32.92	19,696,328	381,674,042	-0.19%	2.54%	1.15%
	2023		0.60%	3.30%	8.11	32.33	21,521,844	421,500,056	12.08%	15.15%	1.29%
	2022		0.60%	3.30%	9.30	28.27	23,521,687	411,907,949	-23.36%	-21.26%	1.72%
	2021		0.60%	3.30%	12.11	36.16	24,052,896	555,485,504	-4.69%	-2.09%	2.36%
	2020		0.60%	3.30%	12.68	37.19	26,341,075	625,565,430	10.27%	13.23%	0.66%

American Funds International Fund - Class 4	2024		0.00%	1.65%	8.09	14.40	6,000,003	66,961,852	1.25%	2.93%	1.02%
	2023		0.00%	1.65%	7.99	14.01	5,548,891	61,486,834	13.67%	15.56%	1.12%
	2022		0.00%	1.65%	7.03	12.13	5,369,316	52,793,650	-22.32%	-21.02%	1.58%
	2021		0.00%	1.65%	10.89	15.38	4,951,091	62,830,736	-3.32%	-1.71%	2.41%
	2020		0.00%	1.65%	11.23	15.66	4,167,295	55,421,067	11.80%	13.55%	0.43%

American Funds International Growth and Income Fund - Class 1	2024		0.60%	2.15%	13.51	16.69	48,937	760,728	1.44%	3.02%	2.64%
	2023		0.60%	2.15%	13.32	16.20	53,845	817,128	13.61%	15.39%	2.69%
	2022		0.60%	2.15%	11.72	14.04	58,853	775,406	-16.81%	-15.51%	2.71%
	2021		0.60%	2.15%	14.09	16.61	63,625	1,003,507	3.40%	5.01%	2.10%
	2020		0.60%	2.25%	11.53	15.82	87,483	1,321,659	3.87%	5.60%	1.54%

American Funds International Growth and Income Fund - Class 1A	2024		0.50%	2.05%	12.94	14.64	177,025	2,579,750	1.29%	2.87%	2.43%
	2023		0.50%	2.05%	12.77	14.23	208,690	2,956,065	13.57%	15.35%	2.80%
	2022		0.50%	2.05%	11.25	12.34	188,405	2,315,244	-17.03%	-15.73%	3.07%
	2021		0.50%	2.05%	13.56	14.64	213,991	3,126,291	3.25%	4.86%	3.76%
	2020		0.50%	2.05%	13.23	13.96	100,726	1,403,975	4.04%	5.45%	1.86%

American Funds Managed Risk Asset Allocation Fund - Class P1	2024		0.50%	2.05%	12.02	21.41	476,923	7,819,704	12.56%	14.32%	2.14%
	2023		0.50%	2.05%	10.68	18.76	508,563	7,277,219	8.27%	9.96%	2.15%
	2022		0.50%	1.85%	13.30	17.08	496,178	6,643,164	-15.33%	-14.18%	2.46%
	2021		0.50%	1.85%	15.50	19.94	461,758	7,250,348	10.75%	12.25%	1.81%
	2020		0.50%	1.85%	13.81	17.79	378,377	5,316,558	4.16%	5.57%	1.57%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

American Funds Managed Risk Asset Allocation Fund - Class P2	2024		1.25%	2.90%	11.96	19.32	6,178,841	116,193,061	11.35%	13.20%	1.93%
	2023		1.30%	2.90%	10.73	16.97	7,444,008	123,962,436	7.08%	8.81%	1.83%
	2022		1.30%	2.90%	11.18	15.59	8,155,720	125,010,890	-16.43%	-15.08%	2.18%
	2021		1.30%	2.90%	13.38	18.36	8,706,755	157,441,858	9.29%	11.05%	1.35%
	2020		1.30%	2.90%	12.24	16.54	9,422,340	153,669,364	2.86%	4.51%	1.51%

American Funds Managed Risk Growth Fund - Class P1	2024		0.50%	2.05%	13.46	29.45	218,049	5,700,804	21.31%	23.20%	0.71%
	2023		0.50%	2.05%	11.09	23.93	267,767	5,687,823	21.26%	23.15%	0.61%
	2022		0.50%	1.85%	17.16	19.45	237,407	4,096,971	-26.01%	-25.00%	1.72%
	2021		0.50%	1.85%	22.92	25.96	231,720	5,380,840	11.01%	12.51%	0.92%
	2020		0.50%	1.85%	20.41	23.09	233,523	4,822,948	30.03%	31.79%	0.76%

American Funds Managed Risk Growth-Income Fund - Class P1	2024		0.50%	1.85%	12.84	20.44	87,589	1,771,172	15.86%	17.44%	1.69%
	2023		0.50%	1.85%	11.08	17.62	101,282	1,744,777	14.04%	15.59%	1.62%
	2022		0.50%	1.70%	14.60	15.43	102,823	1,532,015	-18.15%	-17.16%	2.22%
	2021		0.50%	1.70%	17.65	18.85	87,815	1,590,752	13.37%	14.74%	1.39%
	2020		0.50%	1.70%	15.80	16.62	62,617	989,240	8.00%	9.30%	2.18%

American Funds Managed Risk International Fund - Class P1	2024		0.50%	2.05%	9.00	11.58	153,181	1,733,560	-2.08%	-0.55%	1.51%
	2023		0.50%	2.05%	9.19	11.65	159,471	1,817,083	4.20%	5.83%	1.62%
	2022		0.50%	1.85%	8.92	11.01	155,537	1,653,984	-16.82%	-15.69%	3.74%
	2021		0.50%	1.85%	10.73	13.06	133,410	1,683,709	-5.68%	-4.39%	0.81%
	2020		0.50%	1.85%	11.37	13.66	106,533	1,404,385	1.24%	2.62%	1.75%

American Funds Managed Risk Washington Mutual Investors Fund - Class P1	2024		0.50%	2.05%	13.00	19.22	152,768	2,543,243	11.89%	13.64%	1.92%
	2023		0.50%	2.05%	11.62	16.94	171,714	2,517,450	7.80%	9.49%	2.16%
	2022		0.50%	1.90%	13.35	15.48	193,829	2,598,921	-10.64%	-9.38%	4.83%
	2021		0.50%	1.90%	14.73	17.10	153,886	2,299,890	15.24%	16.87%	2.01%
	2020		0.50%	1.90%	12.60	14.65	107,317	1,385,543	-2.80%	-1.43%	2.38%

American Funds Mortgage Fund - Class 1	2024		0.65%	1.70%	10.01	11.55	32,921	335,648	-0.78%	0.27%	4.33%
	2023		0.40%	1.70%	10.09	11.52	41,259	433,052	2.28%	3.62%	3.56%
	2022		0.40%	1.70%	9.86	11.14	50,134	519,556	-11.28%	-10.12%	1.39%
	2021		0.40%	1.70%	11.12	12.43	56,515	654,844	-2.00%	-0.71%	0.71%
	2020		0.40%	1.70%	11.34	12.55	52,841	622,370	5.17%	6.55%	1.54%

American Funds Mortgage Fund - Class 1A	2024		0.35%	1.10%	9.76	10.37	259,659	2,669,453	-0.37%	0.38%	5.26%
	2023		0.35%	1.10%	9.80	10.33	183,353	1,876,261	2.58%	3.36%	4.06%
	2022		0.35%	0.90%	9.67	9.99	166,907	1,656,078	-10.83%	-10.34%	2.06%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.35%	0.90%	10.84	11.14	200,104	2,217,056	-1.36%	-0.82%	0.74%
	2020		0.35%	0.90%	11.06	11.24	103,784	1,160,488	5.83%	6.26%	1.72%

American Funds Mortgage Fund - Class 4	2024		0.00%	1.65%	9.11	10.36	783,883	7,594,674	-1.29%	0.35%	4.41%
	2023		0.00%	1.65%	9.25	10.38	701,833	6,841,677	1.81%	3.51%	3.53%
	2022		0.00%	1.65%	8.94	10.36	755,130	7,204,085	-11.63%	-10.16%	1.90%
	2021		0.00%	1.65%	10.43	11.56	645,155	6,933,462	-2.40%	-0.88%	0.26%
	2020		0.10%	1.65%	10.69	11.13	606,351	6,648,927	4.64%	6.28%	1.07%

American Funds New World Fund® - Class 1	2024		0.40%	2.15%	14.62	18.06	179,201	3,052,341	4.58%	6.43%	1.63%
	2023		0.40%	2.15%	13.98	17.00	180,123	2,894,728	13.75%	15.76%	1.67%
	2022		0.40%	2.15%	12.29	14.72	203,621	2,841,837	-23.52%	-22.17%	1.59%
	2021		0.40%	2.15%	16.07	18.95	198,885	3,578,414	2.92%	4.74%	1.07%
	2020		0.40%	2.15%	15.61	18.12	230,350	3,963,286	21.26%	23.40%	0.25%

American Funds New World Fund® - Class 1A	2024		0.35%	0.90%	16.35	17.08	673,414	11,416,946	5.62%	6.21%	1.52%
	2023		0.35%	0.90%	15.48	16.09	608,599	9,718,229	14.94%	15.58%	1.52%
	2022		0.35%	0.90%	13.47	13.92	577,633	7,986,002	-22.79%	-22.36%	1.33%
	2021		0.35%	0.90%	17.44	17.93	562,307	10,032,282	3.96%	4.53%	0.83%
	2020		0.35%	0.90%	16.88	17.15	345,025	5,900,684	22.70%	23.19%	0.13%

American Funds New World Fund® - Class 4	2024		0.00%	1.65%	8.56	17.04	4,147,974	55,793,493	4.59%	6.33%	1.16%
	2023		0.00%	1.65%	8.19	16.04	4,403,159	56,618,057	13.78%	15.67%	1.30%
	2022		0.00%	1.65%	7.19	13.88	3,923,137	44,517,485	-23.53%	-22.25%	1.11%
	2021		0.00%	1.65%	12.61	17.87	3,776,566	56,215,439	2.92%	4.63%	0.67%
	2020		0.00%	1.65%	12.98	17.10	3,072,593	45,215,404	21.28%	23.17%	0.04%

American Funds The Bond Fund of America - Class 1	2024		0.60%	2.25%	8.83	12.65	534,653	6,538,849	-0.76%	0.89%	4.41%
	2023		0.60%	2.25%	9.77	12.54	509,298	6,183,339	2.86%	4.58%	3.68%
	2022		0.60%	2.25%	9.50	11.99	526,323	6,171,989	-14.21%	-12.79%	3.10%
	2021		0.60%	2.25%	11.07	13.75	578,672	7,791,562	-2.36%	-0.74%	1.67%
	2020		0.60%	2.25%	11.34	13.85	528,521	7,187,090	7.51%	9.30%	2.29%

American Funds The Bond Fund of America - Class 1A	2024		0.40%	2.05%	8.69	11.06	1,600,687	17,444,445	-0.82%	0.83%	4.16%
	2023		0.40%	2.05%	8.74	10.97	1,433,215	15,515,410	2.76%	4.47%	3.86%
	2022		0.40%	2.05%	9.51	10.50	961,825	9,965,248	-14.27%	-12.84%	3.20%
	2021		0.40%	2.05%	11.10	12.05	937,440	11,165,352	-2.38%	-0.75%	1.63%
	2020		0.40%	2.05%	11.37	12.14	659,682	7,917,809	7.45%	9.24%	2.33%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

American Funds U.S. Government Securities Fund - Class 1	2024		0.60%	1.90%	9.77	11.66	20,351	227,123	-0.92%	0.38%	4.28%
	2023		0.60%	1.90%	9.86	11.61	20,605	228,957	1.27%	2.59%	3.16%
	2022		0.60%	1.05%	10.74	11.32	30,060	330,374	-11.68%	-11.28%	3.69%
	2021		0.60%	1.05%	12.16	12.76	25,994	329,712	-1.48%	-1.04%	0.98%
	2020		0.60%	1.05%	12.53	12.89	23,509	301,397	9.11%	9.43%	2.20%

American Funds U.S. Government Securities Fund - Class 1A	2024		0.40%	1.85%	8.48	10.52	539,619	5,480,458	-1.15%	0.30%	4.62%
	2023		0.40%	1.85%	8.57	10.49	459,340	4,739,052	1.00%	2.47%	3.93%
	2022		0.40%	1.85%	9.39	10.24	383,925	3,868,467	-12.56%	-11.28%	3.74%
	2021		0.40%	1.85%	10.74	11.54	408,297	4,653,756	-2.48%	-1.05%	1.48%
	2020		0.40%	1.85%	11.01	11.62	310,953	3,584,298	7.73%	9.20%	1.93%

American Funds Washington Mutual Investors Fund - Class 1	2024		0.40%	2.25%	12.41	41.82	74,375	2,586,733	16.75%	18.93%	1.63%
	2023		0.40%	2.25%	10.62	35.23	105,314	3,048,691	15.04%	17.19%	1.95%
	2022		0.40%	2.25%	17.27	30.13	178,208	3,901,245	-10.32%	-8.65%	2.12%
	2021		0.40%	2.25%	19.26	33.04	174,157	4,662,906	25.27%	27.60%	1.66%
	2020		0.40%	2.25%	15.37	25.95	191,706	4,075,784	6.62%	8.61%	1.98%

American Funds Washington Mutual Investors Fund - Class 1A	2024		0.35%	1.85%	19.58	22.07	1,257,879	27,507,586	16.97%	18.74%	1.65%
	2023		0.35%	1.85%	16.74	18.59	1,178,135	21,727,445	15.14%	16.88%	1.62%
	2022		0.35%	1.85%	14.54	15.90	1,109,318	17,524,487	-10.13%	-8.77%	1.70%
	2021		0.35%	2.05%	16.02	17.43	1,084,758	18,789,114	25.11%	27.25%	1.75%
	2020		0.35%	2.05%	12.80	13.70	785,859	10,651,917	6.59%	8.41%	2.06%

American Funds Washington Mutual Investors Fund - Class 4	2024		0.00%	1.65%	14.32	27.59	8,109,429	157,374,329	16.91%	18.85%	1.50%
	2023		0.00%	1.65%	12.25	23.28	7,331,230	122,949,885	15.06%	16.97%	1.77%
	2022		0.00%	1.65%	10.73	19.96	6,551,814	96,644,860	-10.18%	-8.69%	1.83%
	2021		0.00%	1.65%	14.25	21.93	5,752,768	96,471,478	25.43%	27.51%	1.39%
	2020		0.00%	1.65%	11.50	17.25	4,349,925	61,597,418	6.70%	8.36%	1.73%

BlackRock Global Allocation V.I. Fund - Class I	2021		0.35%	1.90%	15.56	24.74	386,033	6,754,231	4.67%	6.30%	0.96%
	2020		0.35%	1.90%	14.85	23.33	336,543	5,626,458	18.73%	20.59%	1.47%

BlackRock Global Allocation V.I. Fund - Class III	2021		0.00%	3.45%	12.95	24.01	51,716,130	1,057,226,537	2.81%	6.31%	0.82%
	2020		0.10%	3.45%	12.55	22.70	54,131,251	1,064,894,620	16.62%	20.59%	1.26%

ClearBridge Variable Growth Portfolio - Class I	2024		0.35%	0.75%	16.83	19.21	42,517	765,963	11.95%	12.40%	0.10%
	2023		0.35%	0.75%	15.04	17.10	34,623	563,009	23.49%	23.99%	0.31%
	2022		0.35%	0.75%	12.18	13.80	37,690	492,380	-26.97%	-26.67%	0.45%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.35%	0.75%	17.04	18.82	38,379	683,163	9.86%	9.91%	0.16%
	2020		0.35%	0.40%	15.50	17.14	23,796	396,304	17.55%	17.61%	0.82%

ClearBridge Variable Growth Portfolio - Class II	2024		0.00%	1.65%	13.36	18.90	1,208,674	19,694,474	10.58%	12.42%	0.11%
	2023		0.00%	1.65%	11.88	16.86	1,234,179	18,504,203	22.10%	24.13%	0.06%
	2022		0.00%	1.65%	9.57	13.62	1,404,002	17,234,948	-27.79%	-26.59%	0.00%
	2021		0.00%	1.65%	13.70	18.61	1,427,194	24,198,802	8.24%	9.93%	0.17%
	2020		0.10%	1.65%	12.61	16.96	1,453,706	22,968,264	15.80%	17.61%	0.57%

ClearBridge Variable Large Cap Growth Portfolio - Class I	2024		0.35%	2.05%	25.69	29.24	325,926	9,399,482	25.29%	27.44%	0.00%
	2023		0.35%	2.05%	20.50	22.95	319,259	7,233,110	41.10%	43.52%	0.00%
	2022		0.35%	2.05%	14.53	15.99	262,667	4,153,090	-33.62%	-32.48%	0.00%
	2021		0.35%	2.05%	21.89	23.68	275,244	6,458,198	19.47%	21.51%	0.00%
	2020		0.35%	2.05%	18.32	19.49	180,057	3,478,216	28.09%	30.28%	0.02%

ClearBridge Variable Large Cap Growth Portfolio - Class II	2024		0.00%	3.30%	11.04	29.25	12,464,769	318,316,330	23.42%	27.56%	0.00%
	2023		0.00%	3.25%	8.99	22.96	12,967,556	265,745,347	39.07%	43.66%	0.00%
	2022		0.00%	3.25%	9.19	16.00	11,981,785	173,601,522	-34.58%	-32.42%	0.00%
	2021		0.00%	3.25%	15.78	23.69	10,891,623	238,342,012	17.74%	21.50%	0.00%
	2020		0.10%	3.25%	15.41	19.50	11,763,154	216,429,808	26.25%	30.28%	0.02%

ClearBridge Variable Mid Cap Portfolio - Class I	2024		0.35%	0.90%	18.26	20.66	90,545	1,713,599	9.02%	9.62%	0.64%
	2023		0.35%	0.90%	16.72	18.86	95,370	1,650,385	11.91%	12.52%	0.13%
	2022		0.35%	1.05%	14.92	16.77	103,609	1,595,633	-26.09%	-25.58%	0.35%
	2021		0.35%	1.05%	20.13	22.54	111,778	2,318,620	27.36%	28.26%	0.02%
	2020		0.35%	1.05%	15.93	17.58	82,592	1,329,604	14.55%	14.95%	0.33%

ClearBridge Variable Mid Cap Portfolio - Class II	2024		0.00%	3.05%	13.74	20.33	3,312,148	59,218,244	6.43%	9.73%	0.36%
	2023		0.00%	3.05%	12.73	18.59	3,599,818	59,532,745	9.24%	12.62%	0.02%
	2022		0.00%	3.05%	11.35	16.55	3,637,063	54,203,114	-27.75%	-25.50%	0.09%
	2021		0.00%	3.05%	17.72	22.29	3,564,671	72,482,261	24.53%	28.26%	0.03%
	2020		0.10%	3.05%	14.50	17.41	3,332,435	53,861,508	11.65%	14.99%	0.04%

Columbia VP Commodity Strategy Fund - Class 1	2024		0.35%	0.75%	14.46	14.94	151,605	2,256,726	6.44%	6.86%	3.94%
	2023		0.35%	0.75%	13.59	13.98	104,289	1,451,831	-7.51%	-7.14%	25.47%
	2022		0.35%	0.75%	14.69	15.06	160,237	2,406,171	18.20%	18.67%	30.37%
	2021		0.35%	0.75%	12.43	12.69	78,010	985,109	31.64%	32.17%	0.36%
	2020		0.35%	0.75%	9.44	9.60	26,313	252,246	-2.03%	-1.64%	21.70%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Columbia VP Commodity Strategy Fund - Class 2	2024		0.00%	1.65%	13.14	17.06	417,727	5,975,265	5.34%	7.09%	3.48%
	2023		0.00%	1.65%	12.48	15.93	444,393	5,996,355	-8.66%	-7.14%	19.97%
	2022		0.00%	1.65%	13.66	17.15	1,033,979	15,157,928	16.76%	18.70%	29.10%
	2021		0.00%	1.65%	11.70	12.67	481,226	6,016,740	29.85%	31.88%	0.00%
	2020		0.10%	1.65%	9.01	9.61	63,247	586,564	-3.16%	-1.65%	21.61%

Columbia VP Emerging Markets Bond Fund - Class 1	2024		0.35%	0.75%	11.06	11.43	87,936	1,002,279	5.59%	6.02%	5.27%
	2023		0.35%	0.75%	10.48	10.78	85,247	916,240	9.60%	10.04%	5.72%
	2022		0.35%	0.75%	9.56	9.80	50,734	495,690	-16.66%	-16.33%	4.24%
	2021		0.35%	0.75%	11.47	11.71	72,409	846,331	-2.93%	-2.54%	4.00%
	2020		0.35%	0.75%	11.99	12.01	39,528	474,561	7.00%	7.05%	3.68%

Columbia VP Emerging Markets Bond Fund - Class 2	2024		0.00%	1.65%	9.52	11.42	363,362	3,805,182	4.40%	6.13%	5.18%
	2023		0.00%	1.65%	9.01	10.77	272,075	2,753,193	8.22%	10.02%	5.22%
	2022		0.00%	1.65%	8.55	9.80	288,724	2,670,578	-17.53%	-16.16%	3.86%
	2021		0.00%	1.65%	10.80	11.70	411,097	4,590,207	-4.05%	-2.55%	3.63%
	2020		0.10%	1.65%	11.26	12.01	238,754	2,754,884	5.41%	7.06%	3.19%

Columbia VP Strategic Income Fund - Class 1	2024		0.35%	0.75%	12.18	12.58	226,586	2,846,189	3.92%	4.33%	4.85%
	2023		0.35%	0.75%	11.72	12.06	214,264	2,580,514	8.85%	9.29%	3.57%
	2022		0.35%	0.75%	10.77	11.03	216,118	2,382,581	-12.03%	-11.68%	2.99%
	2021		0.35%	0.75%	12.24	12.49	222,964	2,783,528	1.33%	1.73%	5.78%
	2020		0.35%	0.75%	12.08	12.28	132,968	1,631,438	6.02%	6.44%	3.67%

Columbia VP Strategic Income Fund - Class 2	2024		0.00%	1.65%	9.50	12.59	1,721,035	19,678,131	2.80%	4.51%	4.28%
	2023		0.00%	1.65%	9.24	12.06	1,469,672	16,269,280	7.42%	9.20%	3.33%
	2022		0.00%	1.65%	8.60	11.05	1,516,291	15,520,632	-12.97%	-11.52%	2.67%
	2021		0.00%	1.65%	10.58	12.50	1,494,840	17,582,103	-0.03%	1.63%	5.38%
	2020		0.00%	1.65%	11.42	12.31	972,660	11,456,604	4.88%	6.52%	3.29%

Delaware VIP® International Series - Standard Class	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.10%
	2023		1.40%	1.65%	21.43	22.53	2,688	57,644	11.72%	12.00%	1.38%
	2022		1.40%	1.65%	19.13	20.17	2,995	57,345	-18.69%	-18.48%	1.51%
	2021		1.40%	1.65%	23.47	24.81	3,044	71,516	5.13%	5.38%	0.96%
	2020	12/11/2020	1.40%	1.65%	22.27	23.59	3,133	69,855	1.71%	1.73%	0.00%

Delaware VIP® International Value Equity Series - Standard Class	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	3.02%

DWS Alternative Asset Allocation VIP Portfolio - Class A	2024		0.35%	2.15%	11.36	18.10	278,677	3,792,439	3.39%	5.27%	3.78%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.35%	2.15%	10.98	17.24	206,333	2,699,809	3.93%	5.82%	6.74%
	2022		0.35%	2.15%	10.57	16.33	209,852	2,599,198	-9.39%	-7.74%	8.02%
	2021		0.35%	2.15%	11.66	17.75	145,224	1,993,690	10.35%	12.35%	1.95%
	2020		0.35%	2.15%	10.57	15.84	140,127	1,765,033	3.46%	5.34%	2.88%

DWS Alternative Asset Allocation VIP Portfolio - Class B	2024		0.10%	3.30%	9.23	17.13	2,435,423	35,106,252	1.88%	5.20%	3.31%
	2023		0.10%	3.30%	9.06	16.37	2,676,152	37,394,851	2.24%	5.56%	6.57%
	2022		0.00%	3.20%	8.97	15.59	2,979,785	40,289,891	-10.65%	-7.74%	7.11%
	2021		0.00%	3.20%	10.04	17.01	3,182,408	47,536,453	8.81%	12.24%	1.69%
	2020		0.10%	3.20%	9.23	15.24	3,245,554	43,922,109	2.00%	5.22%	2.44%

DWS Equity 500 Index VIP Portfolio - Class A	2024		1.30%	2.85%	11.96	69.32	152,556	7,182,449	21.13%	23.02%	1.21%
	2023		1.30%	2.65%	9.97	56.35	161,014	6,263,159	22.71%	24.37%	1.38%
	2022		1.30%	2.65%	25.67	45.31	182,955	5,777,964	-20.48%	-19.40%	1.32%
	2021		1.30%	2.65%	31.64	56.21	190,399	7,700,222	25.04%	26.74%	1.45%
	2020		1.30%	2.65%	25.09	44.35	213,508	6,871,980	15.01%	16.57%	1.68%

DWS Small Cap Index VIP Portfolio - Class A	2024		1.30%	2.85%	8.82	53.64	40,777	1,970,960	8.03%	9.72%	1.19%
	2023		1.30%	2.70%	8.19	49.16	46,986	2,057,208	13.65%	15.25%	1.15%
	2022		1.30%	2.70%	20.79	42.89	53,775	2,061,167	-22.75%	-21.66%	0.93%
	2021		1.30%	2.70%	26.86	55.06	61,167	3,012,588	11.45%	13.02%	0.86%
	2020		1.30%	2.70%	24.05	48.98	69,643	3,041,237	16.25%	17.89%	1.11%

Eaton Vance VT Floating-Rate Income Fund - ADV Class	2024		0.35%	0.80%	13.49	13.95	259,961	3,612,923	6.96%	7.45%	8.20%
	2023		0.35%	0.80%	12.61	12.98	360,788	4,670,757	10.59%	11.09%	8.49%
	2022		0.35%	0.80%	11.39	12.10	229,733	2,681,128	-3.15%	-2.71%	4.86%
	2021		0.35%	0.80%	11.76	12.44	217,192	2,607,497	2.92%	3.38%	3.12%
	2020		0.35%	0.80%	11.42	12.04	148,477	1,738,666	1.46%	1.91%	3.65%

Eaton Vance VT Floating-Rate Income Fund - Initial Class	2024		0.00%	1.65%	11.18	14.21	2,905,295	36,423,381	5.92%	7.68%	7.89%
	2023		0.00%	1.65%	10.68	13.24	3,041,095	36,192,880	9.39%	11.21%	8.20%
	2022		0.00%	1.65%	9.72	11.94	3,421,424	37,004,360	-4.33%	-2.73%	4.59%
	2021		0.00%	1.65%	10.58	12.31	3,345,802	37,830,933	1.90%	3.50%	2.88%
	2020		0.10%	1.65%	10.35	11.92	3,102,671	34,403,696	0.34%	1.91%	3.30%

Fidelity® VIP Balanced Portfolio - Initial Class	2024		0.35%	1.10%	17.69	18.40	794,025	14,503,061	14.65%	15.52%	1.95%
	2023		0.35%	0.90%	15.57	15.94	720,584	11,413,908	20.44%	21.10%	1.79%
	2022		0.35%	0.90%	12.91	13.17	636,687	8,333,070	-18.68%	-18.23%	1.34%
	2021		0.35%	0.90%	16.02	16.11	518,122	8,301,318	17.67%	17.85%	1.29%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	0.50%	13.60	13.65	133,330	1,814,503	21.78%	21.96%	2.29%

Fidelity® VIP Balanced Portfolio - Service Class 2	2024		0.00%	3.25%	15.45	18.55	33,999,837	582,989,761	11.93%	15.63%	1.86%
	2023		0.00%	3.25%	13.80	16.05	26,211,917	393,667,797	17.36%	21.23%	1.66%
	2022		0.00%	3.20%	11.78	13.24	20,361,729	255,928,330	-20.77%	-18.19%	1.10%
	2021		0.00%	3.20%	14.87	16.18	16,868,108	262,567,558	14.27%	17.99%	0.80%
	2020		0.00%	3.20%	13.02	13.69	11,232,024	150,143,640	18.34%	22.00%	1.57%

Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	2024	11/11/2024	0.40%	0.40%	13.36	13.36	758	10,124	3.57%	3.57%	0.00%

Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	2024		0.95%	1.35%	13.58	13.65	53,022	723,175	22.71%	23.20%	0.01%
	2023	9/1/2023	0.95%	1.35%	11.07	11.08	14,077	155,976	8.12%	16.19%	0.12%

Fidelity® VIP Consumer Staples Portfolio - Initial Class	2024	2/8/2024	0.35%	0.35%	10.27	10.27	5,177	53,189	4.43%	4.43%	2.52%

Fidelity® VIP Consumer Staples Portfolio - Service Class 2	2024		0.95%	1.65%	10.22	10.32	62,411	643,935	3.57%	4.29%	3.05%
	2023	9/1/2023	0.95%	1.65%	9.87	9.90	22,645	224,067	-0.93%	2.91%	1.98%

Fidelity® VIP Contrafund® Portfolio - Initial Class	2024		0.35%	0.80%	31.83	37.63	373,297	12,378,779	32.73%	33.32%	0.21%
	2023		0.35%	0.80%	23.97	28.24	336,345	8,384,696	32.39%	32.99%	0.51%
	2022		0.35%	0.80%	18.10	21.24	297,919	5,598,755	-26.90%	-26.57%	0.49%
	2021		0.35%	0.80%	24.75	28.95	355,708	9,130,307	26.82%	27.39%	0.06%
	2020		0.35%	0.80%	19.50	22.73	378,342	7,715,029	29.53%	30.11%	0.24%

Fidelity® VIP Contrafund® Portfolio - Service Class	2024	6/24/2024	1.70%	2.00%	12.31	12.42	16,739	206,243	-0.90%	6.53%	0.08%

Fidelity® VIP Contrafund® Portfolio - Service Class 2	2024		0.00%	3.55%	11.71	85.95	30,990,058	1,662,348,251	28.80%	33.45%	0.03%
	2023		0.00%	3.55%	9.08	65.25	31,177,734	1,363,676,490	28.48%	33.12%	0.26%
	2022		0.00%	3.45%	8.80	49.66	33,320,601	1,161,406,100	-28.99%	-26.49%	0.26%
	2021		0.00%	3.45%	14.11	68.44	32,346,146	1,637,867,768	23.19%	27.51%	0.03%
	2020		0.00%	3.45%	17.29	54.37	34,159,884	1,406,189,791	25.82%	30.10%	0.08%

Fidelity® VIP Financials Portfolio - Initial Class	2024		0.35%	0.35%	14.78	14.78	10,966	161,802	32.26%	32.26%	2.54%
	2023	12/4/2023	0.35%	0.40%	11.17	11.18	7,000	78,229	4.50%	6.20%	0.00%

Fidelity® VIP Financials Portfolio - Service Class 2	2024		1.10%	1.50%	15.01	15.09	152,048	2,294,478	30.49%	31.01%	3.15%
	2023	9/1/2023	1.10%	1.50%	11.50	11.52	6,759	77,825	0.51%	22.02%	2.90%

Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	2024		0.50%	1.85%	14.68	16.39	28,946	456,857	6.52%	7.96%	2.15%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.35%	1.85%	13.78	15.34	47,615	709,266	10.89%	12.57%	2.63%
	2022		0.35%	1.85%	12.43	13.63	48,404	642,465	-15.52%	-14.24%	2.00%
	2021		0.35%	1.85%	14.71	15.89	50,644	787,542	8.00%	9.63%	1.10%
	2020		0.35%	1.85%	13.62	14.50	56,588	806,416	11.89%	13.58%	1.08%

Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2024		0.30%	2.95%	11.92	16.45	1,822,473	26,965,459	5.23%	8.06%	2.24%
	2023		0.30%	2.90%	11.35	15.23	1,865,506	25,844,162	9.43%	12.31%	2.43%
	2022		0.30%	2.90%	10.12	13.56	1,973,236	24,621,119	-16.50%	-14.29%	1.87%
	2021		0.30%	2.90%	11.82	15.82	2,059,073	30,399,690	6.74%	9.55%	0.99%
	2020		0.30%	2.90%	12.15	14.44	1,911,228	26,065,280	10.63%	13.55%	1.03%

Fidelity® VIP Growth Portfolio - Initial Class	2024		0.35%	2.60%	12.13	92.31	251,125	12,653,738	27.04%	29.93%	0.00%
	2023		0.35%	2.50%	30.94	72.12	255,009	10,365,745	32.88%	35.76%	0.12%
	2022		0.35%	2.50%	22.88	53.92	279,213	8,574,530	-26.33%	-24.72%	0.61%
	2021		0.35%	2.50%	30.51	72.71	282,474	11,862,192	20.20%	22.78%	0.00%
	2020		0.35%	2.50%	24.95	60.12	242,213	8,906,376	40.35%	43.39%	0.07%

Fidelity® VIP Growth Portfolio - Service Class 2	2024		0.00%	3.55%	11.77	90.12	10,265,901	476,830,251	25.55%	30.07%	0.00%
	2023		0.00%	3.30%	9.35	70.19	9,050,498	367,880,930	31.48%	35.89%	0.00%
	2022		0.00%	3.15%	8.31	52.33	8,785,277	292,924,732	-26.98%	-24.64%	0.34%
	2021		0.00%	3.15%	14.23	70.35	7,813,444	386,768,324	19.09%	22.90%	0.00%
	2020		0.00%	3.15%	21.55	57.99	7,601,079	330,640,979	39.10%	43.41%	0.04%

Fidelity® VIP Mid Cap Portfolio - Initial Class	2024		0.35%	0.80%	21.57	24.41	244,484	5,554,581	16.56%	17.08%	0.62%
	2023		0.35%	0.80%	18.50	20.86	213,295	4,139,797	14.16%	14.67%	0.54%
	2022		0.35%	0.80%	16.19	18.20	243,649	4,129,908	-15.42%	-15.04%	0.51%
	2021		0.35%	0.80%	19.14	21.43	220,470	4,416,236	24.60%	25.16%	0.67%
	2020		0.35%	0.80%	15.35	17.13	197,642	3,186,666	17.25%	17.78%	0.74%

Fidelity® VIP Mid Cap Portfolio - Service Class 2	2024		0.00%	3.55%	10.14	44.54	18,356,038	643,597,232	13.09%	17.18%	0.35%
	2023		0.00%	3.30%	8.94	38.49	18,467,930	581,821,216	11.08%	14.80%	0.39%
	2022		0.00%	3.30%	12.46	33.95	18,787,867	536,090,131	-17.73%	-14.97%	0.26%
	2021		0.00%	3.30%	14.84	40.43	19,534,075	688,709,850	21.24%	25.31%	0.36%
	2020		0.00%	3.30%	12.00	32.67	21,435,347	624,686,326	14.04%	17.75%	0.39%

Fidelity® VIP Strategic Income Portfolio - Initial Class	2024		0.35%	0.75%	12.56	13.34	868,190	11,213,794	5.29%	5.71%	4.48%
	2023		0.35%	0.75%	11.93	12.62	550,101	6,727,003	8.59%	9.03%	4.57%
	2022		0.35%	0.75%	10.98	11.58	513,812	5,764,444	-11.92%	-11.57%	3.82%
	2021		0.35%	0.75%	12.47	13.10	386,530	4,915,692	2.96%	3.38%	3.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	0.75%	12.11	12.68	246,010	3,031,663	6.71%	7.14%	4.46%

Fidelity® VIP Strategic Income Portfolio - Service Class 2	2024		0.00%	1.65%	9.84	13.13	3,912,552	45,838,761	4.05%	5.78%	3.89%
	2023		0.00%	1.65%	9.45	12.45	3,160,973	35,539,014	7.39%	9.18%	4.84%
	2022		0.00%	1.65%	9.06	11.44	2,534,085	26,488,318	-12.97%	-11.52%	3.32%
	2021		0.00%	1.65%	11.44	12.97	2,755,974	33,258,940	1.84%	3.43%	2.81%
	2020		0.10%	1.65%	11.20	12.56	1,987,790	23,533,905	5.41%	7.05%	3.18%

Fidelity® VIP Technology Portfolio - Initial Class	2024		0.35%	0.75%	14.82	14.90	58,627	871,725	34.58%	35.12%	0.00%
	2023	8/29/2023	0.35%	0.75%	11.01	11.03	51,847	571,536	7.56%	12.05%	0.23%

Fidelity® VIP Technology Portfolio - Service Class 2	2024		0.00%	1.65%	14.64	14.97	1,168,397	17,225,323	33.04%	35.25%	0.00%
	2023	9/1/2023	0.00%	1.65%	11.00	11.07	442,626	4,876,056	4.95%	13.32%	0.19%

First Trust Capital Strength Hedged Equity Portfolio - Class I	2024		0.50%	2.65%	9.70	9.99	723,885	7,152,233	-0.24%	1.91%	0.76%
	2023	9/5/2023	0.50%	2.65%	9.72	9.80	176,183	1,720,443	-2.64%	2.00%	0.47%

First Trust Capital Strength Portfolio - Class I	2024		0.00%	3.00%	13.86	15.93	10,005,507	150,230,897	7.14%	10.41%	0.76%
	2023		0.00%	2.65%	13.10	14.43	8,097,158	111,584,154	4.94%	7.75%	0.99%
	2022		0.00%	2.65%	12.48	13.39	6,363,329	82,425,608	-13.02%	-10.68%	0.69%
	2021		0.00%	3.05%	14.26	14.96	3,892,572	57,129,801	21.53%	25.17%	0.64%
	2020	5/19/2020	0.10%	3.05%	11.73	11.95	1,233,699	14,630,774	2.48%	18.48%	0.39%

First Trust Capital Strength Portfolio - Class II	2023		0.35%	1.85%	13.62	14.38	84,159	1,203,409	6.12%	7.73%	1.04%
	2022		0.35%	0.75%	13.21	13.35	110,437	1,468,147	-11.13%	-10.77%	0.96%
	2021		0.35%	0.75%	14.92	14.96	82,498	1,230,975	24.98%	25.17%	0.92%
	2020	6/5/2020	0.35%	0.50%	11.94	11.95	47,473	566,907	13.75%	14.26%	0.46%

First Trust Dorsey Wright Tactical Core Portfolio - Class I	2024		0.00%	1.65%	10.25	17.64	723,288	10,240,104	10.69%	12.53%	0.90%
	2023		0.00%	1.65%	9.22	15.69	771,503	9,868,906	9.46%	11.28%	2.03%
	2022		0.00%	1.65%	8.39	14.11	887,329	10,413,272	-18.41%	-17.05%	1.55%
	2021		0.00%	1.65%	12.75	17.03	869,127	12,453,859	12.01%	13.76%	0.39%
	2020		0.10%	1.65%	11.35	14.97	786,724	10,242,778	9.27%	10.98%	0.50%

First Trust Dorsey Wright Tactical Core Portfolio - Class II	2023		0.35%	0.40%	15.13	15.63	17,862	271,247	11.11%	11.16%	2.56%
	2022		0.35%	0.40%	13.61	14.07	39,135	533,515	-17.15%	-17.10%	1.66%
	2021		0.35%	0.40%	16.42	16.42	48,962	804,937	13.44%	13.44%	1.13%
	2020		0.35%	0.35%	14.47	14.47	2,081	30,116	10.57%	10.57%	0.65%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

First Trust Growth Strength Portfolio - Class I	2024		0.50%	2.65%	14.03	14.53	1,265,044	18,141,156	12.12%	14.55%	0.00%
	2023	5/30/2023	0.50%	2.75%	12.50	12.68	514,418	6,486,076	6.84%	22.36%	0.15%

First Trust International Developed Capital Strength Portfolio - Class I	2024		0.00%	2.70%	10.24	15.13	1,543,451	21,502,356	-0.95%	1.76%	1.59%
	2023		0.00%	1.65%	14.00	14.87	685,881	9,605,680	14.99%	16.90%	0.59%
	2022		0.00%	1.65%	12.18	12.72	316,518	3,941,422	-20.70%	-19.38%	0.80%
	2021		0.00%	1.65%	15.43	15.54	133,371	2,068,808	17.65%	18.12%	1.30%
	2020	6/30/2020	0.95%	1.35%	13.12	13.15	39,739	522,061	6.23%	18.56%	0.86%

First Trust International Developed Capital Strength Portfolio - Class II	2023		0.35%	0.75%	14.58	14.80	28,245	364,296	16.35%	16.82%	0.77%
	2022		0.35%	0.40%	12.65	12.67	23,719	300,359	-19.60%	-19.56%	1.04%
	2021		0.35%	0.40%	15.73	15.75	12,099	190,518	18.96%	19.02%	1.63%
	2020	8/4/2020	0.35%	0.40%	13.23	13.23	4,642	61,412	8.52%	13.72%	0.79%

First Trust Multi Income Allocation Portfolio - Class I	2024		0.00%	1.65%	11.56	15.49	860,904	11,535,010	8.18%	9.98%	4.95%
	2023		0.00%	1.65%	10.69	14.16	656,293	8,423,418	7.16%	8.94%	3.22%
	2022		0.00%	1.65%	10.05	13.51	863,752	10,318,594	-9.04%	-7.52%	3.03%
	2021		0.00%	1.65%	11.73	14.21	757,866	9,949,680	10.84%	12.57%	2.34%
	2020		0.10%	1.65%	11.20	12.70	620,636	7,432,467	0.81%	2.38%	2.25%

First Trust Multi Income Allocation Portfolio - Class II	2023		0.35%	0.35%	13.60	13.60	2,442	33,226	8.84%	8.84%	3.84%
	2022		0.35%	0.35%	12.50	12.50	1,814	22,678	-7.70%	-7.70%	3.25%
	2021	6/17/2021	0.35%	0.35%	13.54	13.54	3,432	46,482	4.87%	4.87%	2.52%

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	2024		0.00%	3.30%	9.35	18.77	12,349,072	182,213,760	2.57%	6.01%	2.39%
	2023		0.00%	3.30%	9.11	17.76	12,918,303	182,881,807	6.92%	10.51%	2.24%
	2022		0.00%	3.30%	10.56	16.12	14,345,334	186,679,594	-15.05%	-12.20%	1.41%
	2021		0.00%	3.30%	13.36	18.41	14,878,992	225,622,964	8.61%	12.14%	0.96%
	2020		0.10%	3.30%	12.07	16.45	14,602,856	201,041,734	4.31%	7.70%	1.52%

First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	2023		0.35%	1.85%	14.18	18.04	104,264	1,631,529	8.81%	10.45%	2.52%
	2022		0.35%	1.85%	13.03	16.34	114,345	1,620,037	-13.63%	-12.32%	1.71%
	2021		0.35%	1.85%	15.08	18.64	108,672	1,757,379	10.43%	12.10%	1.23%
	2020		0.35%	1.85%	13.66	16.64	104,706	1,511,108	6.14%	7.75%	1.77%

Franklin Allocation VIP Fund - Class 1	2024	1/19/2024	0.35%	0.75%	16.21	16.77	14,388	236,128	9.00%	9.41%	2.24%
	2023	3/15/2023	0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.93%

Franklin Allocation VIP Fund - Class 4	2024		0.30%	3.25%	11.70	14.53	2,063,838	27,228,894	5.41%	8.56%	1.82%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.30%	3.25%	11.10	13.49	1,812,430	22,355,671	10.96%	14.28%	1.32%
	2022		0.30%	2.65%	10.21	11.90	1,515,685	16,686,139	-18.39%	-16.44%	1.52%
	2021		0.30%	2.65%	12.51	14.36	1,340,027	18,023,792	8.62%	10.59%	1.53%
	2020		0.80%	2.65%	11.52	13.02	1,077,880	13,333,617	8.83%	10.69%	1.35%

Franklin Income VIP Fund - Class 1	2024		0.35%	0.75%	15.84	16.37	74,652	1,214,133	6.66%	7.08%	5.07%
	2023		0.35%	0.75%	14.85	15.29	69,798	1,061,835	8.06%	8.49%	5.19%
	2022		0.35%	0.75%	13.74	14.09	80,763	1,134,112	-5.94%	-5.57%	5.60%
	2021		0.35%	0.75%	14.74	14.92	42,290	628,862	16.54%	16.60%	4.69%
	2020		0.35%	0.40%	12.65	12.80	28,069	357,333	0.57%	0.62%	6.93%

Franklin Income VIP Fund - Class 2	2024		0.60%	3.55%	10.01	23.45	15,853,075	325,733,349	3.47%	6.56%	5.19%
	2023		0.60%	3.55%	9.67	22.00	17,723,079	350,550,127	4.83%	7.97%	5.15%
	2022		0.60%	3.30%	10.57	20.38	19,200,270	358,579,480	-8.54%	-6.04%	4.83%
	2021		0.60%	3.30%	11.55	21.70	22,180,254	449,714,685	12.97%	16.06%	4.65%
	2020		0.60%	3.30%	10.23	18.82	25,321,024	446,642,199	-2.58%	0.09%	5.86%

Franklin Income VIP Fund - Class 4	2024		0.00%	3.05%	11.68	16.22	13,045,322	186,045,867	3.86%	7.08%	4.82%
	2023		0.00%	3.05%	11.23	15.16	12,250,286	165,950,900	5.29%	8.55%	4.91%
	2022		0.00%	3.05%	10.60	13.98	11,597,077	147,064,040	-8.43%	-5.59%	4.66%
	2021		0.00%	3.05%	12.32	14.83	9,798,060	133,883,773	13.09%	16.47%	4.32%
	2020		0.10%	3.05%	10.71	12.73	9,016,042	107,144,516	-2.44%	0.48%	5.60%

Franklin Multi-Asset Variable Conservative Growth - Class I	2024		0.70%	0.70%	15.57	15.57	6,748	105,034	11.01%	11.01%	2.46%
	2023		0.70%	0.70%	14.02	14.02	6,789	95,191	13.83%	13.83%	2.39%
	2022		0.70%	0.70%	12.32	12.32	6,830	84,141	-14.77%	-14.77%	2.18%
	2021		0.70%	0.70%	14.45	14.45	6,874	99,361	10.69%	10.69%	3.88%
	2020	1/15/2020	0.70%	0.70%	13.06	13.06	184	2,401	9.50%	9.50%	0.48%

Franklin Multi-Asset Variable Conservative Growth - Class II	2024		0.30%	2.95%	12.27	15.84	1,276,251	18,522,743	8.33%	11.24%	2.41%
	2023		0.30%	2.85%	12.02	14.24	1,278,748	16,855,550	11.06%	13.93%	2.26%
	2022		0.30%	2.85%	10.82	12.50	1,157,470	13,560,061	-16.74%	-14.59%	1.95%
	2021		0.30%	2.85%	12.99	14.63	1,222,099	16,920,659	8.00%	10.79%	3.36%
	2020		0.30%	2.90%	11.85	13.20	966,336	12,184,374	7.60%	10.44%	2.07%

Franklin Mutual Shares VIP Fund - Class 1	2024		0.35%	0.80%	16.46	17.76	46,608	798,673	10.61%	11.11%	2.08%
	2023		0.35%	0.80%	14.87	15.99	52,374	808,979	12.82%	13.33%	2.12%
	2022		0.35%	0.80%	13.18	14.12	54,607	745,867	-7.90%	-7.48%	2.13%
	2021		0.35%	0.80%	14.30	15.27	57,620	852,884	18.57%	19.11%	3.06%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	0.80%	12.05	12.83	59,178	736,952	-5.61%	-5.18%	3.08%

Franklin Mutual Shares VIP Fund - Class 2	2024		0.60%	3.30%	10.38	27.24	20,032,053	433,006,598	7.66%	10.61%	1.94%
	2023		0.60%	3.30%	9.65	24.63	23,657,116	470,398,016	9.78%	12.79%	1.85%
	2022		0.60%	3.25%	10.90	21.84	26,346,280	470,366,840	-10.39%	-7.99%	1.80%
	2021		0.60%	3.25%	12.14	23.73	30,580,457	601,705,908	15.36%	18.46%	2.81%
	2020		0.60%	3.25%	10.51	20.03	37,068,582	619,818,323	-8.08%	-5.61%	2.92%

Franklin Mutual Shares VIP Fund - Class 4	2024		0.10%	3.10%	10.43	17.29	3,234,723	48,766,076	7.77%	11.05%	1.87%
	2023		0.10%	3.10%	9.68	15.60	3,347,708	46,010,219	9.85%	13.20%	1.76%
	2022		0.10%	3.10%	10.90	13.81	3,269,834	40,238,536	-10.30%	-7.56%	1.76%
	2021		0.10%	3.10%	11.95	14.97	3,378,079	45,561,557	15.43%	18.94%	2.81%
	2020		0.10%	3.10%	10.17	12.61	3,280,167	37,669,699	-8.07%	-5.26%	2.91%

Franklin Rising Dividends VIP Fund - Class 1	2024		0.35%	0.75%	23.55	28.25	153,393	3,819,767	10.21%	10.65%	1.15%
	2023		0.35%	0.75%	21.37	25.54	147,103	3,325,990	11.55%	12.00%	1.14%
	2022		0.35%	0.75%	19.16	22.82	152,051	3,076,014	-11.02%	-10.66%	1.05%
	2021		0.35%	0.75%	21.53	25.55	88,028	2,039,764	26.15%	26.66%	1.01%
	2020		0.35%	0.75%	17.37	20.18	64,229	1,217,135	15.76%	15.82%	1.41%

Franklin Rising Dividends VIP Fund - Class 4	2024		0.00%	1.65%	12.95	27.52	3,541,704	70,482,073	8.87%	10.68%	0.90%
	2023		0.00%	1.65%	11.89	24.94	3,216,099	60,136,086	10.15%	11.99%	0.85%
	2022		0.00%	1.65%	10.80	22.33	2,985,157	51,385,498	-12.14%	-10.68%	0.81%
	2021		0.00%	1.65%	14.21	25.08	2,673,806	53,518,808	24.56%	26.63%	0.83%
	2020		0.00%	1.65%	13.65	19.87	2,165,046	36,745,313	13.95%	15.73%	1.21%

Franklin Small Cap Value VIP Fund - Class 1	2024		0.35%	0.75%	19.46	21.43	115,297	2,329,330	11.18%	11.62%	1.06%
	2023		0.35%	0.75%	17.50	19.21	138,577	2,511,310	12.18%	12.63%	0.82%
	2022		0.35%	0.75%	15.60	17.06	166,393	2,680,056	-10.49%	-10.13%	1.38%
	2021		0.35%	0.75%	17.81	18.99	106,695	1,925,118	25.17%	25.23%	1.06%
	2020		0.35%	0.40%	14.22	15.17	58,221	850,613	4.99%	5.04%	1.67%

Franklin Small Cap Value VIP Fund - Class 4	2024		0.00%	1.65%	12.01	20.91	1,728,557	27,458,869	9.78%	11.60%	0.75%
	2023		0.00%	1.65%	10.94	18.83	1,523,737	22,504,906	10.83%	12.67%	0.43%
	2022		0.00%	1.65%	9.88	16.80	1,331,101	18,091,550	-11.58%	-10.11%	0.88%
	2021		0.00%	1.65%	13.58	18.78	1,116,862	17,478,328	23.12%	25.05%	0.88%
	2020		0.10%	1.65%	10.99	15.08	759,726	10,073,132	3.41%	5.03%	1.36%

Franklin Small-Mid Cap Growth VIP Fund - Class 1	2024		0.35%	0.75%	22.73	25.91	85,242	2,002,805	10.48%	10.92%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.35%	0.75%	20.58	23.37	109,608	2,323,623	26.17%	26.68%	0.00%
	2022		0.35%	0.75%	16.31	18.46	79,135	1,331,993	-34.02%	-33.75%	0.00%
	2021		0.35%	0.75%	24.71	27.88	66,935	1,706,238	9.43%	9.87%	0.00%
	2020		0.35%	0.75%	22.58	25.39	65,997	1,538,967	54.36%	54.98%	0.00%

Franklin Small-Mid Cap Growth VIP Fund - Class 4	2024		0.00%	1.65%	8.86	25.23	808,954	15,687,088	9.07%	10.89%	0.00%
	2023		0.00%	1.65%	8.09	22.82	826,450	15,154,249	24.63%	26.70%	0.00%
	2022		0.00%	1.65%	6.47	18.06	748,399	10,915,509	-34.85%	-33.76%	0.00%
	2021		0.00%	1.65%	18.98	27.35	692,799	15,743,362	8.06%	9.75%	0.00%
	2020		0.10%	1.65%	17.51	24.97	630,879	13,631,540	52.47%	54.85%	0.00%

Goldman Sachs VIT Government Money Market Fund - Institutional Shares	2024		0.40%	0.80%	10.87	11.34	31,758	357,046	4.32%	4.74%	5.08%
	2023		0.40%	0.80%	10.42	10.83	50,578	544,914	4.20%	4.62%	4.91%
	2022		0.40%	0.80%	10.00	10.35	90,898	938,358	0.79%	1.19%	2.24%
	2021		0.40%	0.80%	9.92	10.23	32,509	330,087	-0.79%	-0.39%	0.01%
	2020		0.40%	0.80%	10.00	10.27	31,244	318,585	-0.37%	0.03%	0.50%

Goldman Sachs VIT Government Money Market Fund - Service Shares	2024		0.30%	1.65%	9.75	11.25	1,812,154	18,910,393	3.18%	4.58%	4.78%
	2023		0.30%	1.65%	9.45	10.76	1,679,424	16,894,075	3.06%	4.46%	4.67%
	2022		0.30%	1.65%	9.16	10.30	2,047,033	19,794,031	-0.27%	1.09%	1.48%
	2021		0.30%	1.65%	9.19	10.19	1,681,576	16,222,063	-1.63%	-0.29%	0.01%
	2020		0.30%	1.65%	9.34	10.22	2,756,876	26,767,743	-1.38%	-0.04%	0.23%

Goldman Sachs VIT Large Cap Value Fund - Service Shares	2024		0.60%	2.95%	15.20	42.95	2,930,847	106,554,631	13.40%	16.10%	1.10%
	2023		0.60%	2.95%	13.41	37.00	3,555,734	113,292,913	9.43%	12.04%	1.49%
	2022		0.60%	2.60%	20.56	33.02	3,811,093	110,457,708	-8.97%	-7.13%	1.05%
	2021		0.60%	2.60%	22.57	35.56	4,431,345	142,350,491	20.75%	23.19%	0.87%
	2020		0.60%	2.60%	18.69	28.86	5,431,793	142,101,185	1.08%	3.13%	1.17%

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	2024		0.95%	1.65%	9.63	11.12	402,463	4,282,077	1.43%	2.14%	2.76%
	2023		0.95%	1.65%	9.50	10.89	344,935	3,579,702	5.77%	6.51%	6.84%
	2022		0.95%	1.65%	8.98	10.22	324,055	3,160,328	-8.14%	-7.49%	3.84%
	2021		0.95%	1.65%	9.77	11.05	262,683	2,752,056	2.94%	3.67%	1.42%
	2020		0.95%	1.65%	9.50	10.66	241,213	2,417,479	4.84%	5.57%	1.84%

Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	2024		0.35%	0.75%	11.48	12.26	287,658	3,522,833	2.87%	3.28%	3.41%
	2023		0.35%	0.75%	11.13	11.87	138,591	1,642,395	7.10%	7.53%	6.79%
	2022		0.35%	0.75%	10.35	11.04	144,522	1,592,960	-6.94%	-6.57%	3.51%
	2021		0.35%	0.75%	11.09	11.82	157,615	1,859,385	4.24%	4.66%	1.87%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	0.75%	10.60	11.29	79,700	894,929	6.27%	6.69%	2.33%

Guggenheim VT Long Short Equity	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.16%
	2023		0.00%	1.65%	11.10	13.87	458,602	5,876,391	10.91%	12.75%	0.26%
	2022		0.00%	1.65%	10.23	12.33	455,110	5,212,009	-15.79%	-14.39%	0.47%
	2021		0.00%	1.65%	12.11	14.45	451,839	6,060,083	21.77%	23.67%	0.69%
	2020		0.10%	1.65%	9.91	11.71	330,534	3,670,727	3.21%	4.82%	0.81%

Guggenheim VT Multi-Hedge Strategies	2024		0.00%	1.65%	9.63	11.97	941,844	10,542,946	-5.04%	-3.46%	5.13%
	2023		0.00%	1.65%	10.14	12.44	790,564	9,188,611	2.54%	4.25%	2.79%
	2022		0.00%	1.65%	10.53	11.97	967,719	10,856,500	-4.87%	-3.29%	1.34%
	2021		0.00%	1.65%	10.89	12.41	729,389	8,557,830	6.34%	8.10%	0.00%
	2020		0.00%	1.65%	10.53	11.52	575,291	6,299,090	5.63%	7.28%	1.35%

Hartford Capital Appreciation HLS Fund - Class IA	2024		0.40%	0.40%	27.68	27.68	4,507	124,780	20.71%	20.71%	0.80%
	2023		0.40%	0.40%	22.93	22.93	4,500	103,219	19.52%	19.52%	0.90%
	2022		0.40%	0.40%	19.19	19.19	4,494	86,231	-15.64%	-15.64%	0.93%
	2021		0.40%	0.40%	22.75	22.75	4,686	106,578	14.30%	14.30%	0.48%
	2020		0.40%	0.40%	19.90	19.90	4,679	93,109	21.43%	21.43%	1.00%

Hartford Capital Appreciation HLS Fund - Class IC	2024		0.00%	1.65%	16.11	26.54	713,964	15,486,794	18.63%	20.60%	0.28%
	2023		0.00%	1.65%	13.36	22.07	753,560	13,708,113	17.42%	19.38%	0.36%
	2022		0.00%	1.65%	11.19	18.54	848,083	13,102,371	-17.10%	-15.71%	0.24%
	2021		0.00%	1.65%	15.49	22.07	932,677	17,526,560	12.32%	14.07%	0.03%
	2020		0.10%	1.65%	13.75	19.38	958,021	16,220,407	19.33%	21.20%	0.48%

Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	2024		0.35%	0.75%	13.37	14.22	77,210	1,074,846	-2.41%	-2.01%	0.64%
	2023		0.35%	0.75%	13.66	14.51	83,404	1,187,217	20.16%	20.64%	0.62%
	2022		0.35%	0.75%	11.33	12.03	113,463	1,334,186	-27.68%	-27.38%	0.00%
	2021		0.35%	0.80%	15.13	16.56	113,597	1,835,930	9.34%	9.83%	0.00%
	2020		0.35%	0.80%	13.84	15.08	92,331	1,350,062	20.53%	21.08%	1.01%

Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	2024		0.00%	1.65%	8.96	14.78	1,214,480	14,018,719	-3.42%	-1.81%	0.35%
	2023		0.00%	1.65%	10.89	15.06	1,295,830	15,560,406	18.66%	20.64%	0.31%
	2022		0.00%	1.65%	9.15	12.50	1,299,468	13,177,027	-28.36%	-27.16%	0.00%
	2021		0.00%	1.65%	12.73	17.18	1,353,246	19,096,569	8.32%	10.01%	0.00%
	2020		0.10%	1.65%	11.72	15.62	1,345,471	17,506,199	19.06%	20.92%	0.63%

Invesco V.I. American Franchise Fund - Series I Shares	2024		1.40%	1.80%	18.92	33.00	77,774	2,448,616	32.48%	33.01%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		1.40%	1.80%	14.28	24.81	89,433	2,107,187	38.42%	38.97%	0.00%
	2022		1.40%	1.80%	10.32	17.85	101,815	1,730,167	-32.34%	-32.07%	0.00%
	2021		1.40%	1.80%	15.25	26.28	115,676	2,890,695	9.75%	10.37%	0.00%
	2020		1.40%	1.80%	13.90	23.81	141,921	3,225,824	39.55%	40.38%	0.07%

Invesco V.I. American Franchise Fund - Series II Shares	2024		1.35%	2.70%	11.22	57.88	18,638	803,124	30.98%	32.76%	0.00%
	2023		1.35%	2.70%	8.57	43.60	20,087	654,952	36.86%	38.71%	0.00%
	2022		1.35%	1.90%	22.38	31.43	23,369	551,739	-32.59%	-32.22%	0.00%
	2021		1.35%	2.45%	33.19	46.37	24,106	862,512	8.99%	10.10%	0.00%
	2020		1.35%	2.45%	30.30	42.17	71,670	2,259,135	38.59%	40.03%	0.00%

Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	2024		0.35%	0.75%	12.74	13.18	14,235	186,180	3.10%	3.52%	3.09%
	2023		0.35%	0.75%	12.36	12.73	59,311	753,773	5.84%	6.26%	0.00%
	2022		0.35%	0.75%	11.68	11.98	105,477	1,262,545	-14.99%	-14.65%	7.28%
	2021		0.35%	0.75%	13.74	14.04	112,214	1,573,971	8.73%	9.16%	3.16%
	2020		0.35%	0.75%	12.64	14.00	116,574	1,502,282	9.40%	9.84%	7.89%

Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	2024		0.10%	1.65%	11.01	14.10	733,450	9,088,437	1.87%	3.46%	5.72%
	2023		0.10%	1.65%	10.78	13.66	810,827	9,837,101	4.66%	6.29%	0.00%
	2022		0.10%	1.65%	10.18	12.88	869,252	10,054,528	-15.92%	-14.60%	7.01%
	2021		0.10%	1.65%	11.95	15.11	945,568	12,976,823	7.47%	8.91%	2.98%
	2020		0.30%	1.65%	11.30	13.51	973,150	12,389,796	8.19%	9.44%	7.49%

Invesco V.I. Comstock Fund - Series I Shares	2024		0.35%	0.80%	23.58	25.19	103,098	2,513,154	14.26%	14.77%	1.66%
	2023		0.35%	0.80%	20.63	21.96	111,986	2,377,803	11.46%	11.97%	1.72%
	2022		0.35%	0.75%	18.50	19.62	126,586	2,400,568	0.37%	0.77%	2.21%
	2021		0.35%	0.75%	18.83	19.48	24,823	471,885	32.83%	32.89%	1.68%
	2020		0.35%	0.40%	14.17	14.67	25,747	369,225	-1.25%	-1.20%	2.49%

Invesco V.I. Comstock Fund - Series II Shares	2024		0.00%	1.65%	15.22	24.80	1,895,407	35,043,054	12.99%	14.87%	1.65%
	2023		0.00%	1.65%	13.42	21.65	1,716,711	28,809,042	10.26%	12.09%	1.47%
	2022		0.00%	1.65%	13.25	19.37	2,167,543	33,241,833	-0.81%	0.85%	1.63%
	2021		0.00%	1.65%	13.32	19.27	811,508	13,265,044	30.87%	32.91%	1.84%
	2020		0.10%	1.65%	10.15	14.53	561,979	7,440,826	-2.71%	-1.19%	2.05%

Invesco V.I. Core Equity Fund - Series I Shares	2024		1.40%	2.35%	22.47	43.23	181,581	5,634,737	22.69%	23.86%	0.70%
	2023		1.40%	2.35%	18.21	35.16	196,721	4,937,648	20.50%	21.65%	0.72%
	2022		1.40%	2.35%	15.03	29.12	220,059	4,581,483	-22.40%	-21.65%	0.89%
	2021		1.40%	2.35%	19.26	37.45	248,876	6,659,287	24.77%	25.96%	0.66%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		1.40%	2.35%	15.35	29.96	272,343	5,761,569	11.20%	12.27%	1.34%

Invesco V.I. Core Equity Fund - Series II Shares	2024		1.30%	2.80%	11.18	45.49	32,234	1,094,467	21.83%	23.67%	0.48%
	2023		1.30%	2.65%	25.90	36.78	37,183	1,044,863	19.86%	21.50%	0.48%
	2022		1.30%	2.65%	21.46	30.28	45,290	1,070,967	-22.82%	-21.78%	0.63%
	2021		1.30%	2.65%	27.61	38.71	45,226	1,373,234	24.05%	25.74%	0.43%
	2020		1.30%	2.65%	22.11	30.78	54,655	1,322,183	10.60%	12.10%	1.03%

Invesco V.I. Diversified Dividend Fund - Series I Shares	2024		0.35%	0.75%	17.72	18.33	87,703	1,597,558	12.37%	12.82%	2.11%
	2023		0.35%	0.35%	16.24	16.24	60,051	973,813	8.66%	8.66%	1.85%
	2022		0.35%	0.35%	14.95	14.95	79,227	1,184,403	-2.02%	-2.02%	2.30%
	2021		0.35%	0.35%	15.26	15.26	39,454	601,997	18.48%	18.48%	1.93%
	2020		0.35%	0.40%	12.88	15.30	47,613	620,376	-0.26%	-0.21%	2.77%

Invesco V.I. Diversified Dividend Fund - Series II Shares	2024		0.00%	1.65%	13.13	21.38	1,295,776	23,525,833	11.11%	12.96%	1.65%
	2023		0.00%	1.65%	11.82	18.98	1,370,226	22,320,400	6.99%	8.77%	1.72%
	2022		0.00%	1.65%	11.04	17.51	1,603,365	24,614,502	-3.53%	-1.92%	1.73%
	2021		0.00%	1.65%	13.29	17.93	1,397,888	22,651,671	16.65%	18.48%	2.01%
	2020		0.10%	1.65%	11.36	15.19	1,280,565	17,952,700	-1.77%	-0.23%	2.91%

Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	2024		0.35%	1.85%	21.13	23.78	241,893	5,672,281	10.64%	12.31%	1.51%
	2023		0.35%	1.85%	19.10	24.03	297,379	6,223,754	11.63%	13.32%	1.22%
	2022		0.35%	1.85%	17.11	21.22	444,526	8,226,199	-13.42%	-12.11%	1.09%
	2021		0.35%	1.85%	19.76	24.15	397,135	8,394,359	26.81%	28.72%	1.21%
	2020		0.35%	2.05%	15.59	18.77	346,118	5,660,570	10.68%	12.35%	1.27%

Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	2024		0.10%	3.50%	10.22	26.55	14,282,325	298,811,525	8.60%	12.35%	1.42%
	2023		0.10%	3.50%	9.38	23.68	15,498,871	293,299,332	9.53%	13.32%	1.17%
	2022		0.10%	3.30%	13.94	20.94	16,062,398	272,413,212	-14.92%	-12.15%	0.81%
	2021		0.10%	3.30%	16.12	23.88	16,211,890	318,950,401	24.70%	28.76%	1.10%
	2020		0.10%	3.30%	12.68	18.59	15,202,564	236,135,426	8.77%	12.30%	1.33%

Invesco V.I. Equity and Income Fund - Series I Shares	2024		0.35%	0.35%	19.09	19.09	51,799	988,964	11.73%	11.73%	1.84%
	2023		0.35%	0.35%	17.09	17.09	53,385	912,250	10.17%	10.17%	2.05%
	2022		0.35%	0.35%	15.51	15.51	59,049	915,886	-7.83%	-7.83%	1.75%
	2021		0.35%	0.35%	16.83	16.83	27,550	463,647	18.24%	18.24%	2.54%
	2020		0.35%	0.35%	14.23	14.23	3,342	47,570	9.57%	9.57%	2.47%

Invesco V.I. Equity and Income Fund - Series II Shares	2024		0.00%	1.65%	11.13	19.54	1,170,795	19,268,424	10.08%	11.91%	1.62%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	1.65%	10.11	17.55	1,174,090	17,716,836	8.43%	10.24%	1.80%
	2022		0.00%	1.65%	9.33	16.00	1,052,061	14,765,621	-9.23%	-7.71%	1.50%
	2021		0.00%	1.65%	13.30	17.43	784,608	12,702,304	16.41%	18.24%	1.67%
	2020		0.10%	1.65%	11.39	14.80	811,963	11,377,077	7.86%	9.55%	2.17%

Invesco V.I. EQV International Equity Fund - Series I Shares	2024		0.35%	3.20%	11.68	34.92	109,649	1,860,550	-2.55%	0.27%	1.62%
	2023		0.35%	3.20%	11.99	35.36	128,449	2,268,440	14.42%	17.73%	0.19%
	2022		0.35%	3.20%	10.48	30.49	169,758	2,490,240	-20.88%	-18.59%	1.85%
	2021		0.35%	3.20%	13.24	38.01	141,077	2,676,292	2.55%	5.52%	1.28%
	2020		0.35%	3.20%	12.91	36.57	141,766	2,757,658	10.40%	13.60%	2.51%

Invesco V.I. EQV International Equity Fund - Series II Shares	2024		0.00%	3.40%	8.60	34.84	3,251,238	75,686,867	-3.01%	0.34%	1.53%
	2023		0.00%	3.40%	8.86	35.17	3,322,769	79,236,649	13.93%	17.87%	0.00%
	2022		0.00%	3.30%	9.31	30.23	3,543,997	72,655,962	-21.15%	-18.50%	1.44%
	2021		0.00%	3.30%	11.81	37.58	3,537,872	91,553,956	2.19%	5.50%	1.10%
	2020		0.10%	3.30%	11.56	36.05	3,307,565	82,073,552	10.05%	13.63%	2.16%

Invesco V.I. Global Fund - Series II Shares	2024		0.65%	2.40%	15.54	57.80	131,616	5,882,338	13.04%	15.03%	0.00%
	2023		0.65%	2.20%	13.88	50.24	159,171	6,444,926	31.53%	33.57%	0.00%
	2022		0.65%	2.20%	18.61	37.62	188,758	5,996,884	-33.42%	-32.38%	0.00%
	2021		0.65%	2.20%	27.92	55.63	173,969	8,366,964	12.65%	14.42%	0.00%
	2020		0.65%	2.20%	24.74	48.62	209,459	8,798,039	24.57%	26.51%	0.42%

Invesco V.I. Main Street Small Cap Fund®- Series I Shares	2024		0.35%	0.75%	21.82	25.30	150,736	3,384,480	11.84%	12.29%	0.00%
	2023		0.35%	0.75%	19.51	22.55	160,279	3,225,510	17.25%	17.72%	1.47%
	2022		0.35%	0.75%	16.64	19.16	98,979	1,696,549	-16.46%	-16.13%	0.57%
	2021		0.35%	0.75%	19.92	22.86	84,786	1,738,925	21.64%	22.12%	0.34%
	2020		0.35%	0.75%	16.38	18.73	112,109	1,901,289	19.03%	19.51%	0.94%

Invesco V.I. Main Street Small Cap Fund®- Series II Shares	2024		0.00%	1.65%	11.26	24.90	1,923,552	35,560,790	10.57%	12.41%	0.00%
	2023		0.00%	1.65%	10.18	22.22	1,688,102	28,426,946	15.89%	17.82%	0.97%
	2022		0.00%	1.65%	8.78	18.91	1,476,740	21,961,700	-17.42%	-16.04%	0.25%
	2021		0.00%	1.65%	14.85	22.60	1,317,128	25,105,654	20.26%	22.26%	0.20%
	2020		0.00%	1.65%	12.55	18.54	1,102,313	18,283,281	17.68%	19.52%	0.36%

Janus Henderson Balanced Portfolio - Service Shares	2024		1.30%	2.75%	10.30	44.64	318,256	11,758,369	12.02%	13.66%	1.77%
	2023		1.30%	2.75%	24.70	39.28	311,190	11,427,197	12.01%	13.65%	1.74%
	2022		1.30%	2.75%	22.05	34.56	366,486	11,889,833	-18.88%	-17.70%	0.94%
	2021		1.30%	2.75%	27.18	41.99	404,257	15,970,597	13.74%	15.40%	0.67%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		1.30%	2.75%	21.09	36.39	436,090	14,946,703	10.94%	12.56%	1.46%

Janus Henderson Enterprise Portfolio - Service Shares	2024		1.30%	2.65%	10.43	95.97	71,114	4,710,563	12.31%	13.83%	0.64%
	2023		1.30%	2.65%	63.14	84.31	84,657	5,120,310	14.70%	16.26%	0.09%
	2022		1.30%	2.65%	39.80	72.52	77,104	4,676,207	-18.35%	-17.23%	0.08%
	2021		1.30%	2.65%	48.55	87.62	83,647	6,154,199	13.49%	15.04%	0.25%
	2020		1.30%	2.65%	42.61	76.17	120,278	7,555,666	16.07%	17.64%	0.00%

Janus Henderson Global Research Portfolio - Service Shares	2024		1.35%	2.80%	11.28	43.19	18,628	582,012	19.87%	21.63%	0.60%
	2023		1.35%	2.20%	26.18	35.51	19,911	501,264	23.72%	24.79%	0.79%
	2022		1.35%	2.20%	21.11	28.45	19,422	442,133	-21.36%	-20.69%	0.89%
	2021		1.35%	2.20%	26.78	35.88	21,725	623,350	15.10%	16.20%	0.36%
	2020		1.35%	2.20%	23.18	30.87	22,724	560,222	17.05%	18.15%	0.52%

JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	2022		0.30%	2.85%	10.71	13.03	337,473	4,010,465	-20.14%	-18.07%	1.42%
	2021		0.30%	2.85%	13.41	15.53	363,273	5,321,740	6.19%	8.56%	0.82%
	2020		0.65%	2.85%	12.63	14.31	378,517	5,150,441	12.16%	14.65%	1.69%

JPMorgan Insurance Trust Income Builder Portfolio - Class 1	2022		0.35%	0.40%	12.02	12.22	33,779	406,418	-12.65%	-12.60%	3.86%
	2021		0.35%	0.40%	13.75	13.75	34,110	469,603	8.13%	8.13%	2.93%
	2020		0.35%	0.35%	12.72	12.72	32,246	410,048	5.08%	5.08%	3.41%

JPMorgan Insurance Trust Income Builder Portfolio - Class 2	2022		0.10%	1.65%	10.24	12.14	358,504	3,915,940	-13.94%	-12.59%	3.62%
	2021		0.10%	1.65%	11.87	13.89	393,770	4,990,123	6.45%	8.11%	2.64%
	2020		0.10%	1.65%	11.12	12.85	394,554	4,675,388	3.49%	5.11%	3.26%

Lincoln Hedged Nasdaq-100 Fund - Service Class	2024		0.00%	1.65%	12.61	13.32	313,850	3,924,781	12.84%	14.72%	0.00%
	2023		0.00%	1.35%	11.25	11.61	69,234	784,648	34.51%	36.33%	0.00%
	2022		0.95%	1.35%	8.37	8.41	88,785	751,814	-18.52%	-18.19%	0.00%
	2021	9/20/2021	0.95%	1.35%	10.27	10.28	10,744	110,407	0.03%	2.32%	1.59%

Lincoln Hedged Nasdaq-100 Fund - Standard Class	2024	7/26/2024	0.35%	0.75%	10.85	10.88	46,910	509,558	3.20%	7.09%	0.00%

Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	2023		0.00%	1.35%	9.96	10.24	92,780	932,025	24.66%	26.35%	0.02%
	2022		0.00%	0.00%	8.10	8.10	46,580	373,907	-20.38%	-20.38%	0.31%
	2021	12/20/2021	0.00%	0.00%	10.18	10.18	38,843	395,345	2.22%	2.22%	0.00%

Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	2023		0.95%	1.25%	11.25	11.31	14,616	164,949	31.08%	31.47%	0.00%
	2022	4/21/2022	0.95%	1.25%	8.58	8.60	43,473	373,831	-11.78%	-10.73%	0.40%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	2023		0.00%	1.35%	11.54	11.95	100,746	1,176,449	29.90%	31.67%	0.00%
	2022		0.95%	1.25%	8.90	8.94	45,584	407,984	-15.67%	-15.42%	0.00%
	2021	11/19/2021	0.95%	1.25%	10.55	10.57	2,389	25,221	-0.08%	0.33%	0.94%

Lincoln Hedged S&P 500 Conservative Fund - Service Class	2024		0.00%	1.35%	11.90	12.50	1,048,825	12,562,540	8.79%	10.27%	0.04%
	2023		0.00%	1.35%	10.94	11.33	355,730	3,934,954	11.48%	13.00%	0.00%
	2022		0.95%	0.95%	9.88	9.88	237,442	2,354,915	-3.98%	-3.98%	1.20%
	2021	10/14/2021	0.95%	0.95%	10.28	10.28	6,570	67,573	0.90%	0.90%	0.98%

Lincoln Hedged S&P 500 Conservative Fund - Standard Class	2024	8/23/2024	0.50%	0.50%	10.64	10.64	2,858	30,401	3.05%	3.05%	0.30%

Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	2023		0.00%	1.65%	11.03	11.42	251,023	2,817,765	13.76%	15.65%	0.00%
	2022		0.00%	0.00%	9.88	9.88	150,978	1,472,038	-1.75%	-1.75%	0.00%
	2021	12/17/2021	0.00%	0.00%	10.05	10.05	10,034	100,864	1.19%	1.19%	0.58%

Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	2023		0.10%	1.65%	10.63	10.95	190,781	2,045,998	9.57%	11.28%	0.00%
	2022	3/10/2022	0.10%	1.65%	9.70	9.84	90,993	886,529	-2.70%	0.32%	0.86%

Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	2023		0.00%	1.65%	10.25	10.66	231,699	2,407,056	8.88%	10.69%	0.00%
	2022	6/2/2022	0.00%	1.65%	9.41	9.63	380,682	3,620,188	-3.75%	1.68%	1.38%

Lincoln Hedged S&P 500 Fund - Service Class	2024		0.00%	1.35%	12.60	13.23	1,293,152	15,805,965	12.39%	13.91%	0.24%
	2023		0.00%	1.35%	11.21	11.62	275,214	3,145,910	15.06%	16.63%	0.02%
	2022		0.40%	1.25%	9.76	9.90	111,699	1,100,290	-8.04%	-7.25%	0.34%
	2021	10/1/2021	0.40%	1.25%	10.61	10.67	18,855	200,650	0.57%	3.49%	1.12%

Lincoln Hedged S&P 500 Fund - Standard Class	2024	9/12/2024	0.35%	0.50%	10.81	10.82	11,566	125,091	0.65%	3.89%	0.48%

Lincoln Hedged S&P 500 Fund 2 - Service Class	2023		0.00%	1.35%	10.75	11.06	195,127	2,114,806	15.78%	17.35%	0.01%
	2022		0.95%	0.95%	9.32	9.32	119,874	1,117,194	-7.54%	-7.54%	0.00%
	2021	11/23/2021	0.95%	0.95%	10.09	10.09	2,690	27,132	0.98%	0.98%	0.60%

Lincoln Hedged S&P 500 Fund 3 - Service Class	2023		0.00%	1.65%	10.95	11.30	205,434	2,272,123	15.54%	17.46%	0.03%
	2022	3/10/2022	0.00%	1.65%	9.48	9.62	136,386	1,300,030	-5.25%	5.48%	1.25%

Lincoln Hedged S&P 500 Fund 4 - Service Class	2023		0.00%	1.65%	10.40	10.82	188,426	1,990,365	12.92%	14.80%	0.01%
	2022		0.95%	1.25%	9.26	9.30	120,703	1,123,906	-10.37%	-10.10%	0.00%
	2021	8/25/2021	0.95%	1.25%	10.33	10.35	33,614	347,749	0.73%	2.72%	1.62%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Lincoln iShares® Fixed Income Allocation Fund - Standard Class	2021		0.75%	0.75%	11.56	11.56	4,172	48,239	-2.33%	-2.33%	1.40%
	2020	8/27/2020	0.75%	0.75%	11.84	11.84	4,378	51,826	0.41%	0.41%	1.63%

Lincoln iShares® Global Growth Allocation Fund - Standard Class	2021		0.75%	0.75%	16.34	16.34	35,908	586,698	13.06%	13.06%	1.77%
	2020		0.75%	0.75%	14.45	14.45	45,407	656,216	12.45%	12.45%	1.65%

Lincoln iShares® U.S. Moderate Allocation Fund - Standard Class	2021		0.75%	0.75%	16.41	16.41	41,049	673,528	14.64%	14.64%	1.25%
	2020		0.75%	0.75%	14.31	14.31	52,088	745,490	11.32%	11.32%	1.72%

Lincoln Opportunistic Hedged Equity Fund - Service Class	2024		1.30%	1.30%	11.46	11.46	265,937	3,048,192	13.63%	13.63%	0.03%
	2023	12/22/2023	1.30%	1.30%	10.08	10.08	25,460	256,717	0.24%	0.24%	0.02%

Lincoln Opportunistic Hedged Equity Fund - Standard Class	2024	9/24/2024	0.35%	0.35%	11.61	11.61	11,643	135,225	1.43%	1.43%	0.15%

Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	2024		0.00%	1.65%	9.38	14.07	3,869,613	46,321,431	4.97%	6.72%	5.99%
	2023		0.00%	1.65%	8.94	13.22	3,662,730	41,923,199	4.81%	6.55%	5.23%
	2022		0.00%	1.65%	8.53	12.45	3,703,563	40,427,493	-14.23%	-12.80%	3.91%
	2021		0.00%	1.65%	11.56	14.32	4,555,378	58,913,412	1.59%	3.17%	3.62%
	2020		0.10%	1.65%	11.35	13.90	2,923,695	37,322,489	5.55%	7.20%	3.96%

Lord Abbett Series Fund Developing Growth Portfolio - Class VC	2024		0.00%	1.65%	11.19	26.35	908,850	17,741,333	20.18%	22.18%	0.13%
	2023		0.00%	1.65%	9.16	21.59	1,270,470	20,165,497	6.40%	8.17%	0.00%
	2022		0.00%	1.65%	8.39	19.98	1,432,280	21,344,479	-37.03%	-35.98%	0.00%
	2021		0.00%	1.65%	18.98	31.24	1,453,315	35,072,730	-4.34%	-2.84%	0.00%
	2020		0.10%	1.65%	19.78	32.15	1,275,046	33,451,706	69.78%	72.43%	0.00%

Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	2024		0.65%	2.55%	14.99	47.81	259,475	10,198,468	13.71%	15.89%	0.70%
	2023		0.65%	2.55%	13.11	41.25	299,948	10,389,483	11.75%	13.89%	0.58%
	2022		0.65%	2.55%	19.16	36.22	324,860	10,184,570	-14.20%	-12.55%	0.99%
	2021		0.65%	2.55%	22.33	41.42	385,495	14,061,994	24.11%	26.49%	0.78%
	2020		0.65%	2.55%	17.99	32.75	469,085	13,552,228	-0.79%	1.11%	1.26%

Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2024		0.00%	1.65%	9.86	11.91	4,558,408	49,742,236	3.42%	5.14%	4.66%
	2023		0.00%	1.65%	9.53	11.37	4,574,174	48,153,162	3.33%	5.05%	4.31%
	2022		0.00%	1.65%	9.22	10.85	4,794,941	48,509,500	-6.61%	-5.06%	2.93%
	2021		0.00%	1.65%	10.19	11.46	4,404,036	47,346,291	-1.02%	0.53%	2.37%
	2020		0.10%	1.65%	10.45	11.43	3,976,118	42,929,962	1.44%	3.03%	2.78%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP AllianceBernstein Large Cap Growth Fund - Service Class	2024		0.00%	3.55%	9.06	62.86	9,472,899	366,584,963	21.24%	25.62%	0.00%
	2023		0.00%	3.40%	7.46	50.35	10,800,160	347,005,753	41.08%	45.95%	0.00%
	2022		0.00%	3.20%	6.61	34.70	11,805,693	271,450,049	-42.73%	-40.87%	0.00%
	2021		0.00%	3.20%	13.88	59.04	11,542,092	465,035,203	16.39%	20.18%	0.00%
	2020		0.00%	3.20%	19.51	49.42	12,106,242	421,366,135	31.84%	35.99%	0.00%

LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	2024		0.35%	0.80%	29.57	37.25	260,054	8,132,032	24.93%	25.49%	0.00%
	2023		0.35%	0.80%	23.66	29.70	283,287	7,056,701	45.15%	45.81%	0.00%
	2022		0.35%	0.80%	16.29	20.38	252,879	4,340,746	-41.19%	-40.93%	0.00%
	2021		0.35%	0.80%	27.69	34.52	249,585	7,273,797	19.51%	20.05%	0.00%
	2020		0.35%	0.80%	23.15	28.77	211,891	5,179,266	35.38%	35.99%	0.00%

LVIP American Balanced Allocation Fund - Service Class	2024		0.00%	1.65%	10.67	18.19	6,785,628	100,505,031	8.92%	10.74%	2.20%
	2023		0.00%	1.65%	9.79	16.48	6,439,117	87,669,960	11.42%	13.27%	2.57%
	2022		0.00%	1.65%	8.79	14.59	6,508,852	80,890,933	-16.31%	-14.92%	1.72%
	2021		0.00%	1.65%	13.51	17.20	6,021,640	90,599,465	8.44%	10.13%	2.29%
	2020		0.10%	1.65%	12.42	15.65	4,997,719	70,890,514	14.08%	15.86%	1.72%

LVIP American Balanced Allocation Fund - Standard Class	2024		0.35%	1.70%	16.87	22.78	895,968	16,443,577	9.25%	10.74%	2.53%
	2023		0.35%	1.70%	15.29	20.63	914,864	15,247,086	11.76%	13.28%	3.02%
	2022		0.35%	1.70%	13.55	18.25	904,467	13,418,685	-16.07%	-14.93%	2.02%
	2021		0.35%	1.70%	16.00	21.51	854,143	15,084,088	8.76%	10.24%	2.48%
	2020		0.35%	1.70%	14.57	19.56	838,421	13,590,774	14.42%	15.98%	2.13%

LVIP American Century Balanced Fund - Service Class	2024		0.00%	3.25%	9.75	18.52	8,689,187	141,830,932	8.21%	11.79%	1.80%
	2023		0.00%	3.25%	9.01	16.61	9,161,476	136,107,489	12.41%	16.12%	1.69%
	2022		0.00%	3.25%	9.18	14.35	9,263,192	120,754,943	-20.12%	-17.47%	0.97%
	2021		0.00%	3.25%	12.99	17.24	9,164,751	148,045,370	11.79%	15.36%	0.47%
	2020		0.10%	3.25%	13.21	15.01	8,888,857	126,659,194	8.68%	12.16%	0.97%

LVIP American Century Balanced Fund - Standard Class II	2024		0.35%	1.10%	17.18	18.02	44,990	805,063	10.84%	11.67%	1.84%
	2023		0.35%	1.10%	15.50	16.14	69,235	1,108,604	15.13%	16.00%	2.15%
	2022		0.35%	1.10%	13.46	13.91	38,180	524,315	-18.17%	-17.56%	1.21%
	2021		0.35%	1.10%	16.45	16.87	39,720	663,324	14.50%	15.37%	0.69%
	2020		0.35%	1.10%	14.37	14.63	41,430	601,320	11.30%	12.13%	1.39%

LVIP American Century Capital Appreciation Fund - Service Class	2024	7/9/2024	0.10%	2.85%	11.27	11.47	830,463	9,451,684	-7.92%	20.94%	0.00%

LVIP American Century Capital Appreciation Fund - Standard Class II	2024	6/10/2024	0.35%	0.70%	11.44	11.46	13,945	159,724	4.42%	14.64%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP American Century Disciplined Core Value Fund - Service Class	2024	6/24/2024	0.50%	2.80%	10.26	10.41	105,500	1,092,230	-6.32%	3.82%	1.29%

LVIP American Century Disciplined Core Value Fund - Standard Class II	2024	10/24/2024	0.35%	0.35%	10.44	10.44	4,489	46,865	-2.15%	-2.15%	0.92%

LVIP American Century Inflation Protection Fund - Service Class	2024	5/28/2024	0.80%	3.05%	8.55	10.18	513,072	5,160,512	-3.47%	1.36%	8.12%
	2023		2.15%	2.15%	11.77	11.77	1,346	15,844	1.20%	1.20%	3.26%
	2022		2.15%	2.15%	11.63	11.63	1,464	17,038	-14.93%	-14.93%	4.91%
	2021		2.15%	2.15%	13.68	13.68	1,588	21,716	4.01%	4.01%	3.07%
	2020		2.15%	2.15%	13.15	13.15	1,716	22,568	7.22%	7.22%	1.33%

LVIP American Century Inflation Protection Fund - Standard Class II	2024	7/16/2024	0.35%	0.50%	10.22	11.26	3,097	32,132	-1.56%	-0.44%	2.07%

LVIP American Century International Fund - Service Class	2024	6/7/2024	0.30%	2.85%	9.63	9.78	130,299	1,263,613	-8.79%	-2.34%	1.15%

LVIP American Century International Fund - Standard Class II	2024	7/16/2024	0.35%	0.50%	9.64	9.79	8,826	86,281	-6.17%	-4.60%	0.28%

LVIP American Century Large Company Value Fund - Service Class	2024		0.00%	3.50%	10.46	17.57	7,229,137	113,447,448	6.72%	10.52%	2.41%
	2023		0.00%	3.50%	9.78	15.91	7,445,749	107,350,285	0.21%	3.78%	2.45%
	2022		0.00%	3.00%	11.67	15.35	8,046,361	113,390,220	-3.40%	-0.46%	2.01%
	2021		0.00%	3.00%	13.49	15.43	4,762,204	68,518,831	17.94%	21.41%	1.31%
	2020		0.10%	3.00%	11.44	12.71	3,741,067	44,915,364	-0.54%	2.39%	1.61%

LVIP American Century Large Company Value Fund - Standard Class II	2024		0.35%	2.05%	15.31	17.43	435,894	7,496,878	8.47%	10.34%	2.61%
	2023		0.35%	2.05%	14.11	15.80	424,987	6,628,050	1.78%	3.52%	2.56%
	2022		0.35%	2.05%	13.87	15.26	433,538	6,542,106	-2.29%	-0.61%	2.10%
	2021		0.35%	2.05%	14.19	15.35	362,241	5,500,649	19.24%	21.29%	1.46%
	2020		0.35%	2.05%	11.99	12.66	352,175	4,422,020	0.74%	2.26%	1.98%

LVIP American Century Mid Cap Value Fund - Service Class	2024	5/30/2024	0.10%	2.75%	10.25	10.42	326,025	3,372,278	-4.25%	6.57%	3.84%

LVIP American Century Mid Cap Value Fund - Standard Class II	2024	5/30/2024	0.35%	0.70%	10.39	10.42	16,566	172,463	-2.24%	6.41%	3.41%

LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	2024		0.30%	3.50%	10.08	21.92	23,181,083	457,666,120	7.71%	11.21%	1.61%
	2023		0.20%	3.50%	9.33	19.77	26,350,887	474,191,340	5.37%	8.91%	1.31%
	2022		0.20%	3.25%	12.09	18.23	26,937,760	451,029,374	-10.68%	-7.91%	1.69%
	2021		0.20%	3.25%	13.48	19.88	29,764,686	548,777,462	16.93%	20.54%	0.94%
	2020		0.20%	3.25%	13.09	16.55	32,313,869	500,987,004	1.47%	4.61%	0.76%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP American Century Ultra Fund - Service Class	2024	5/28/2024	0.00%	3.30%	11.35	11.59	37,140,901	427,311,222	0.76%	13.99%	0.00%

LVIP American Century Ultra Fund - Standard Class	2024	8/9/2024	0.35%	0.75%	11.55	11.58	478,947	5,546,398	6.49%	13.97%	0.00%

LVIP American Century Value Fund - Service Class	2024	6/20/2024	0.10%	2.65%	10.22	10.39	377,153	3,887,662	-3.31%	5.98%	4.28%

LVIP American Century Value Fund - Standard Class II	2024	7/17/2024	0.35%	0.70%	10.36	10.38	25,390	263,480	-5.53%	0.79%	4.27%

LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2024		1.25%	2.85%	11.82	13.88	2,127,193	28,828,734	6.41%	8.13%	2.33%
	2023		1.25%	2.85%	11.10	12.84	2,407,208	30,242,075	8.28%	10.02%	2.43%
	2022		1.25%	2.85%	10.25	11.67	2,685,480	30,721,000	-18.19%	-16.87%	1.87%
	2021		1.25%	2.85%	12.52	13.99	2,736,760	37,760,651	5.91%	7.57%	2.40%
	2020		1.30%	2.85%	11.81	13.00	2,839,882	36,506,888	6.62%	8.29%	1.59%

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	2024		0.65%	0.90%	17.75	18.33	24,974	445,253	8.88%	9.15%	2.78%
	2023		0.65%	0.90%	16.30	16.79	25,877	423,583	10.80%	11.08%	2.87%
	2022		0.65%	0.90%	14.71	15.11	26,906	397,330	-16.29%	-16.08%	2.19%
	2021		0.65%	0.90%	17.58	18.01	27,959	493,048	8.38%	8.65%	2.75%
	2020		0.65%	0.90%	16.22	16.58	29,267	476,018	9.11%	9.39%	1.94%

LVIP American Global Growth Allocation Managed Risk Fund - Service Class	2024		1.25%	2.90%	11.91	14.39	4,470,125	62,901,756	8.68%	10.48%	1.71%
	2023		1.25%	2.90%	10.94	13.03	5,391,555	68,870,221	10.32%	12.16%	2.24%
	2022		1.25%	2.90%	10.11	11.61	6,194,098	70,665,963	-20.75%	-19.43%	1.17%
	2021		1.25%	2.90%	12.76	14.36	6,676,468	94,720,926	7.62%	9.35%	1.78%
	2020		1.30%	2.90%	11.86	13.14	6,903,068	89,697,706	7.35%	9.08%	1.16%

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	2024		0.65%	0.90%	18.93	19.54	24,124	471,208	11.25%	11.53%	2.23%
	2023		0.65%	0.90%	17.01	17.52	24,637	431,478	12.95%	13.23%	2.74%
	2022		0.65%	0.90%	15.06	15.47	24,914	385,350	-18.86%	-18.66%	1.56%
	2021		0.65%	0.90%	18.56	19.02	25,219	479,566	10.18%	10.45%	2.26%
	2020		0.65%	0.90%	16.85	17.22	25,788	444,004	9.91%	10.18%	1.47%

LVIP American Global Growth Fund - Service Class II	2024		0.20%	3.30%	9.17	44.38	9,218,300	337,344,521	9.57%	13.02%	1.20%
	2023		0.20%	3.30%	8.37	39.42	9,630,381	319,973,427	18.19%	21.91%	0.52%
	2022		0.20%	3.30%	11.35	32.46	10,116,319	281,445,949	-27.46%	-25.17%	0.54%
	2021		0.20%	3.30%	15.35	43.56	11,932,321	434,860,369	12.26%	15.79%	0.00%
	2020		0.20%	3.30%	18.40	37.77	11,274,173	369,121,650	25.77%	29.73%	0.00%

LVIP American Global Small Capitalization Fund - Service Class II	2024		0.20%	3.25%	6.93	24.52	2,561,992	51,673,621	-1.33%	1.73%	1.83%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.20%	3.20%	10.63	24.20	2,804,395	56,857,895	12.07%	15.49%	0.00%
	2022		0.20%	3.15%	10.66	21.04	3,030,353	54,945,845	-32.03%	-29.99%	4.27%
	2021		0.20%	3.15%	18.35	30.18	3,006,936	79,440,835	3.00%	6.08%	0.00%
	2020		0.20%	3.15%	17.82	28.56	3,188,298	81,409,181	25.22%	28.97%	0.00%

LVIP American Growth Allocation Fund - Service Class	2024		0.00%	1.65%	10.85	19.08	4,615,594	71,424,607	9.79%	11.61%	1.92%
	2023		0.00%	1.65%	9.84	17.14	4,113,473	58,581,389	12.68%	14.55%	2.46%
	2022		0.00%	1.65%	8.70	15.01	4,062,185	51,708,759	-17.33%	-15.96%	1.20%
	2021		0.00%	1.65%	13.64	17.91	4,351,373	67,679,917	8.70%	10.39%	2.06%
	2020		0.10%	1.65%	12.51	16.26	3,369,150	49,676,990	14.88%	16.68%	1.32%

LVIP American Growth Allocation Fund - Standard Class	2024		0.35%	1.70%	17.75	24.37	486,147	8,983,834	10.12%	11.62%	2.20%
	2023		0.35%	1.70%	15.97	21.89	515,679	8,652,574	13.02%	14.55%	2.92%
	2022		0.35%	1.70%	14.22	19.15	484,107	7,058,260	-17.08%	-15.95%	1.62%
	2021		0.35%	1.70%	16.94	22.85	471,642	8,198,290	9.02%	10.50%	2.55%
	2020		0.35%	1.70%	15.36	20.73	368,516	5,828,665	15.24%	16.80%	1.68%

LVIP American Growth Fund - Service Class II	2024		0.20%	3.30%	11.11	81.01	34,963,214	2,236,672,075	26.93%	30.92%	0.03%
	2023		0.20%	3.30%	8.76	62.12	32,758,648	1,668,923,503	33.52%	37.72%	0.01%
	2022		0.20%	3.30%	11.99	45.29	32,932,000	1,248,882,049	-32.46%	-30.33%	1.60%
	2021		0.20%	3.30%	17.43	65.27	30,098,487	1,676,915,034	17.63%	21.33%	0.55%
	2020		0.20%	3.30%	21.61	54.01	28,279,433	1,334,869,578	46.63%	51.24%	0.00%

LVIP American Growth-Income Fund - Service Class II	2024		0.20%	3.30%	11.71	57.63	35,455,801	1,614,103,003	19.79%	23.56%	0.88%
	2023		0.20%	3.30%	9.77	46.83	33,167,981	1,283,393,295	21.64%	25.47%	1.03%
	2022		0.20%	3.30%	12.32	37.47	32,772,728	1,035,694,611	-19.51%	-16.97%	2.39%
	2021		0.20%	3.30%	15.03	45.31	32,284,511	1,260,805,738	19.67%	23.44%	0.78%
	2020		0.20%	3.30%	15.35	36.85	31,377,936	1,009,688,274	9.47%	12.91%	1.45%

LVIP American Income Allocation Fund - Standard Class	2024		0.50%	1.85%	14.92	16.32	4,702	75,820	6.49%	7.94%	3.02%
	2023		0.50%	1.85%	13.82	15.30	6,186	91,712	8.74%	10.22%	1.94%
	2022		0.50%	1.85%	12.54	14.05	15,371	199,359	-14.98%	-13.83%	2.36%
	2021		0.50%	1.85%	16.24	16.50	16,451	248,966	5.42%	5.58%	4.39%
	2020		1.70%	1.85%	15.40	15.63	5,044	78,679	12.08%	12.25%	2.30%

LVIP American International Fund - Service Class II	2024		0.20%	3.30%	8.00	19.12	16,342,819	260,661,614	-0.59%	2.54%	0.76%
	2023		0.20%	3.30%	8.06	18.72	17,677,265	276,896,271	11.67%	15.18%	0.94%
	2022		0.20%	3.25%	9.17	16.32	18,495,421	255,728,033	-23.60%	-21.23%	2.44%
	2021		0.20%	3.25%	11.96	20.80	15,390,028	280,015,019	-4.98%	-2.04%	2.14%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.20%	3.30%	12.23	21.32	14,793,899	278,645,484	9.88%	13.35%	0.26%

LVIP American Preservation Fund - Service Class	2024		0.00%	1.65%	9.18	10.77	2,186,941	21,299,942	1.20%	2.88%	5.01%
	2023		0.00%	1.65%	9.07	10.58	1,555,548	14,882,552	2.04%	3.74%	3.21%
	2022		0.00%	1.65%	8.88	10.23	1,868,203	17,524,971	-8.49%	-6.97%	1.58%
	2021		0.00%	1.65%	9.71	11.03	2,053,418	21,097,210	-2.49%	-0.96%	2.15%
	2020		0.10%	1.65%	9.96	11.16	2,660,087	27,890,654	3.71%	5.33%	1.58%

LVIP American Preservation Fund - Standard Class	2024		0.40%	1.90%	9.29	11.14	20,849	217,647	1.31%	2.84%	3.82%
	2023		0.40%	1.90%	9.17	10.83	24,211	248,620	2.14%	3.68%	3.50%
	2022		0.40%	1.90%	8.98	10.45	24,725	245,803	-8.40%	-7.02%	2.13%
	2021		0.40%	1.90%	9.80	11.24	25,787	272,881	-2.39%	-0.92%	1.94%
	2020		0.40%	1.90%	10.04	11.34	58,728	652,270	3.83%	5.40%	2.07%

LVIP Baron Growth Opportunities Fund - Service Class	2024		0.00%	3.45%	8.28	47.53	9,407,131	313,377,611	1.87%	5.44%	0.22%
	2023		0.00%	3.45%	8.13	45.35	9,432,403	311,099,401	13.81%	17.81%	0.00%
	2022		0.00%	3.45%	8.15	38.72	9,293,699	271,561,655	-28.35%	-25.83%	0.00%
	2021		0.00%	3.45%	14.57	52.62	8,843,450	360,971,921	14.69%	18.72%	0.00%
	2020		0.00%	3.45%	18.92	45.65	8,712,878	318,627,707	29.54%	33.95%	0.00%

LVIP Baron Growth Opportunities Fund - Standard Class	2024		0.35%	0.80%	23.10	26.04	76,907	1,868,364	4.87%	5.34%	0.45%
	2023		0.35%	0.80%	22.02	24.74	90,037	2,077,958	17.16%	17.69%	0.00%
	2022		0.35%	0.80%	18.79	21.03	72,561	1,450,095	-26.24%	-25.90%	0.00%
	2021		0.35%	0.80%	25.45	28.39	83,409	2,249,192	18.07%	18.60%	0.00%
	2020		0.35%	0.80%	21.55	23.95	75,633	1,733,926	33.34%	33.94%	0.00%

LVIP BlackRock Advantage Allocation Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.92%
	2021		0.10%	3.25%	12.66	17.34	884,830	14,324,408	4.00%	7.34%	1.08%
	2020		0.10%	3.25%	11.97	16.32	800,266	12,243,590	9.24%	12.74%	1.57%

LVIP BlackRock Advantage Allocation Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.03%
	2021		0.35%	1.85%	14.33	16.62	37,384	537,241	5.73%	7.33%	1.32%
	2020		0.35%	1.85%	13.92	15.72	37,651	504,228	11.05%	12.56%	2.60%

LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	2024		0.10%	3.30%	10.68	27.90	60,437,088	1,303,430,588	7.61%	11.11%	2.44%
	2023		0.10%	3.25%	9.92	25.24	68,902,796	1,358,929,661	5.63%	9.01%	2.40%
	2022		0.10%	3.20%	11.96	23.27	72,661,883	1,333,601,945	-5.60%	-2.63%	2.03%
	2021		0.10%	3.20%	12.87	24.02	78,748,772	1,507,964,616	18.90%	22.64%	1.80%
	2020		0.10%	3.20%	10.65	19.68	88,276,646	1,398,802,832	-2.31%	0.77%	1.91%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	2024		0.35%	0.75%	18.80	37.61	24,896	564,927	10.66%	11.11%	2.91%
	2023		0.35%	0.75%	16.99	33.93	13,675	331,365	8.57%	9.01%	2.67%
	2022		0.35%	0.75%	15.65	31.21	14,506	324,428	-3.01%	-2.62%	2.30%
	2021		0.35%	0.75%	16.14	32.13	16,630	384,792	22.15%	22.64%	2.01%
	2020		0.35%	0.75%	13.21	26.26	28,718	484,626	0.36%	0.76%	2.00%

LVIP BlackRock Global Allocation Fund - Service Class	2024		0.00%	3.45%	9.29	24.46	39,426,041	772,465,920	5.53%	9.23%	1.00%
	2023		0.00%	3.45%	8.79	22.54	44,884,352	824,735,062	9.50%	13.35%	2.47%
	2022	6/3/2022	0.00%	3.45%	8.01	20.01	49,703,142	829,787,029	-6.95%	5.70%	0.23%

LVIP BlackRock Global Allocation Fund - Standard Class	2024		0.35%	2.20%	9.70	25.60	476,302	8,309,498	7.12%	9.12%	1.31%
	2023		0.35%	2.20%	9.05	23.52	492,136	7,921,170	11.15%	13.23%	2.83%
	2022	6/3/2022	0.35%	2.20%	8.14	20.83	488,798	7,049,196	-6.14%	1.67%	0.38%

LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	2024		0.30%	3.45%	8.90	14.14	48,218,674	581,699,932	5.52%	8.89%	3.00%
	2023		0.30%	3.45%	8.42	12.98	55,571,380	624,399,724	7.48%	10.92%	2.27%
	2022		0.30%	3.45%	8.56	11.71	62,723,157	643,710,175	-20.85%	-18.31%	2.46%
	2021		0.20%	3.45%	10.80	14.33	68,181,919	867,936,685	3.72%	7.04%	4.45%
	2020		0.30%	3.45%	10.39	13.39	72,284,230	870,741,518	6.67%	10.09%	1.59%

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	2024		0.90%	1.70%	12.49	13.71	4,983	63,673	7.75%	8.62%	3.46%
	2023		0.90%	1.70%	11.59	12.62	5,203	61,572	9.77%	10.65%	2.70%
	2022		0.90%	1.70%	10.56	11.41	5,352	57,603	-19.17%	-18.52%	2.81%
	2021		0.90%	1.70%	13.06	14.00	5,596	74,358	5.92%	6.77%	4.81%
	2020		0.90%	1.70%	12.33	13.11	5,735	71,816	8.94%	9.82%	0.97%

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	2024		0.20%	3.25%	9.39	14.78	26,051,048	355,994,825	7.25%	10.57%	1.87%
	2023		0.20%	3.25%	8.74	13.41	29,155,035	365,013,135	7.73%	11.06%	1.81%
	2022		0.20%	3.25%	9.34	12.11	31,341,525	357,834,552	-19.48%	-16.98%	1.16%
	2021		0.20%	3.25%	11.49	14.63	33,142,562	461,645,617	8.72%	12.08%	0.94%
	2020		0.20%	3.25%	11.59	13.09	35,366,087	445,342,297	-1.63%	1.42%	1.16%

LVIP BlackRock Inflation Protected Bond Fund - Service Class	2024		0.00%	3.50%	7.79	12.52	67,588,424	736,432,859	-1.14%	2.38%	3.64%
	2023		0.00%	3.50%	7.86	12.31	70,792,420	764,938,267	1.21%	4.81%	2.08%
	2022		0.00%	3.50%	7.74	11.82	77,529,454	811,065,295	-8.22%	-4.95%	8.84%
	2021		0.00%	3.50%	8.42	12.51	79,801,226	889,724,191	0.82%	4.41%	6.66%
	2020		0.00%	3.50%	8.33	12.06	67,279,290	729,291,156	1.40%	4.91%	0.16%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP BlackRock Inflation Protected Bond Fund - Standard Class	2024		0.35%	2.25%	9.53	13.05	1,016,262	12,096,473	0.35%	2.28%	4.14%
	2023		0.35%	2.25%	9.49	12.79	913,465	10,645,760	2.73%	4.70%	1.96%
	2022		0.35%	2.25%	9.24	12.25	1,323,950	14,732,276	-6.82%	-5.04%	8.81%
	2021		0.35%	2.25%	9.92	12.93	1,229,225	14,422,156	2.34%	4.31%	8.84%
	2020		0.35%	2.25%	9.69	12.43	551,729	6,251,497	2.93%	4.91%	0.18%

LVIP BlackRock Real Estate Fund - Service Class	2024		0.00%	3.30%	7.46	18.16	6,539,464	66,410,853	-1.93%	1.36%	2.49%
	2023		0.00%	3.30%	7.60	18.02	7,197,106	72,876,161	9.13%	12.79%	2.66%
	2022		0.00%	3.20%	7.33	16.35	7,884,637	71,681,659	-31.07%	-28.82%	1.34%
	2021		0.00%	3.20%	10.60	23.66	7,935,706	102,574,460	23.68%	27.57%	6.53%
	2020		0.10%	3.20%	8.54	19.08	8,816,878	90,210,140	-5.52%	-2.54%	5.31%

LVIP BlackRock Real Estate Fund - Standard Class	2024		0.35%	0.75%	11.17	13.10	219,437	2,540,500	0.85%	1.26%	2.98%
	2023		0.35%	0.75%	11.08	12.95	204,438	2,358,390	12.22%	12.67%	3.21%
	2022		0.35%	0.75%	9.87	11.50	212,284	2,195,824	-29.18%	-28.89%	1.68%
	2021		0.35%	0.75%	13.94	16.18	204,814	2,977,667	27.06%	27.57%	7.12%
	2020		0.35%	0.75%	10.97	12.69	177,657	2,033,936	-2.94%	-2.55%	5.91%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	2024		0.20%	3.20%	11.38	16.01	35,870,180	533,465,894	9.47%	12.81%	1.57%
	2023		0.20%	3.20%	10.35	14.26	39,598,487	528,771,830	8.43%	11.73%	1.60%
	2022		0.20%	3.20%	9.70	12.82	41,277,156	499,480,438	-19.43%	-16.97%	1.07%
	2021		0.20%	3.20%	11.92	15.51	42,306,688	624,692,021	10.66%	14.03%	0.92%
	2020		0.20%	3.20%	10.67	13.66	44,063,125	578,233,639	-0.26%	2.78%	1.12%

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	2024	1/4/2024	0.65%	0.65%	16.50	16.50	409	6,744	14.19%	14.19%	2.00%

LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	2024		0.30%	3.50%	11.63	50.36	34,023,234	1,374,194,742	25.61%	29.70%	0.01%
	2023		0.20%	3.50%	9.24	39.24	39,632,969	1,255,836,680	29.22%	33.55%	0.16%
	2022		0.20%	3.25%	11.94	29.72	44,217,277	1,065,179,793	-29.26%	-27.06%	0.00%
	2021		0.20%	3.25%	16.81	41.22	41,914,870	1,408,308,301	26.36%	30.28%	0.00%
	2020		0.20%	3.25%	13.79	32.01	44,861,100	1,174,700,984	19.56%	23.27%	0.15%

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	2024		1.30%	3.10%	11.79	53.72	66,196	2,277,226	26.43%	28.73%	0.01%
	2023		1.30%	3.10%	9.33	41.73	70,223	2,081,833	30.06%	32.42%	0.39%
	2022		1.30%	3.20%	14.95	31.52	81,637	1,867,196	-29.04%	-27.68%	0.00%
	2021		1.30%	3.20%	21.06	43.58	74,658	2,567,107	26.74%	29.17%	0.00%
	2020		1.30%	3.20%	16.62	33.74	84,539	2,273,789	19.92%	22.22%	0.35%

LVIP Blended Mid Cap Managed Volatility Fund - Service Class	2024		0.20%	3.30%	9.34	29.44	33,561,398	705,350,402	15.07%	18.69%	0.01%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.20%	3.25%	8.20	24.90	40,127,118	721,748,081	13.70%	17.22%	0.04%
	2022		0.20%	3.25%	10.86	21.50	43,484,191	676,699,110	-26.20%	-23.91%	0.00%
	2021		0.20%	3.25%	14.66	29.04	42,644,386	883,765,891	9.39%	12.78%	0.00%
	2020		0.20%	3.25%	14.96	26.47	44,685,987	832,117,841	23.33%	27.15%	0.00%

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	2024		0.65%	1.10%	39.27	42.09	3,508	142,381	17.92%	18.45%	0.01%
	2023		0.65%	1.10%	33.30	35.53	3,778	129,794	16.47%	16.99%	0.28%
	2022		0.65%	1.10%	28.59	30.37	4,008	117,879	-24.40%	-24.06%	0.00%
	2021		0.65%	1.10%	37.83	40.00	4,204	163,159	12.05%	12.55%	0.00%
	2020		0.65%	1.10%	34.55	35.54	4,330	149,663	26.57%	26.88%	0.00%

LVIP Channing Small Cap Value Fund - Service Class	2024		0.00%	2.80%	10.88	11.63	1,123,257	12,672,152	7.53%	10.58%	0.59%
	2023		1.30%	2.60%	10.15	10.33	598,667	6,179,335	16.58%	18.11%	1.69%
	2022	8/25/2022	1.30%	2.70%	8.70	8.75	32,232	281,649	-10.37%	-2.61%	0.57%

LVIP Channing Small Cap Value Fund - Standard Class	2024		0.35%	0.70%	11.51	11.60	154,462	1,783,555	10.07%	10.46%	0.85%
	2023		0.50%	0.70%	10.45	10.48	59,579	624,473	19.10%	19.34%	1.99%
	2022	11/23/2022	0.50%	0.70%	8.78	8.78	427	3,755	-6.54%	1.93%	0.00%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	2024		0.30%	3.30%	11.00	24.30	19,878,928	435,772,322	17.90%	21.49%	0.47%
	2023		0.30%	3.30%	9.32	20.07	24,613,870	450,655,021	18.15%	21.74%	0.69%
	2022		0.30%	3.30%	11.70	16.54	28,750,251	437,886,654	-20.41%	-17.99%	0.53%
	2021		0.30%	3.50%	15.77	20.24	30,717,266	577,910,713	17.44%	21.25%	0.19%
	2020		0.30%	3.50%	12.94	16.75	34,397,784	540,461,904	10.52%	14.11%	0.56%

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	2024		0.65%	1.70%	22.50	25.26	3,334	81,761	20.23%	21.50%	0.87%
	2023		0.65%	1.70%	18.72	20.79	3,747	75,708	20.47%	21.74%	1.06%
	2022		0.65%	1.70%	15.54	17.08	4,145	68,892	-18.84%	-17.98%	0.91%
	2021		0.65%	1.70%	19.14	20.82	4,148	84,214	19.99%	21.25%	0.54%
	2020		0.65%	1.70%	15.95	17.17	4,582	76,869	12.92%	14.12%	0.93%

LVIP Dimensional International Core Equity Fund - Service Class	2024		0.00%	3.45%	9.09	15.78	12,735,025	162,204,019	-0.68%	2.81%	2.11%
	2023		0.00%	3.45%	9.15	15.36	12,652,619	158,867,687	11.80%	15.72%	2.79%
	2022		0.00%	3.45%	9.48	13.29	13,034,738	143,656,522	-16.57%	-13.64%	3.64%
	2021		0.00%	3.45%	11.12	15.40	10,182,059	132,000,228	9.11%	12.94%	2.21%
	2020		0.00%	3.45%	9.98	13.65	9,118,581	105,627,085	3.15%	6.50%	1.63%

LVIP Dimensional International Core Equity Fund - Standard Class	2024		0.35%	2.05%	12.37	15.83	1,396,954	21,129,367	0.97%	2.70%	2.48%
	2023		0.35%	2.05%	12.25	15.41	1,313,906	19,428,186	13.66%	15.61%	3.07%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.35%	2.05%	10.78	13.33	1,307,659	16,667,023	-15.18%	-13.72%	3.47%
	2021		0.35%	2.05%	12.71	15.45	1,291,471	19,077,639	10.92%	12.82%	2.49%
	2020		0.35%	2.05%	11.46	13.69	1,187,798	15,556,040	4.70%	6.49%	2.15%

LVIP Dimensional International Equity Managed Volatility Fund - Service Class	2024		0.10%	3.25%	9.42	14.59	41,559,918	493,050,568	1.09%	4.33%	2.48%
	2023		0.10%	3.25%	9.31	13.98	44,277,289	511,045,511	12.68%	16.29%	3.21%
	2022		0.10%	3.25%	8.26	12.02	48,759,923	490,719,751	-14.22%	-11.47%	2.86%
	2021		0.10%	3.25%	9.62	13.58	52,160,401	600,368,749	11.40%	14.96%	2.78%
	2020		0.10%	3.25%	8.63	11.86	56,012,929	568,989,777	-9.64%	-6.75%	1.60%

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	2024		0.35%	2.05%	11.71	14.77	200,699	2,770,773	2.57%	4.33%	2.78%
	2023		0.35%	2.05%	11.40	14.16	179,423	2,371,091	14.32%	16.28%	3.72%
	2022		0.35%	1.85%	9.95	12.18	186,661	2,149,875	-12.78%	-11.46%	3.34%
	2021		0.35%	1.85%	11.41	13.75	193,160	2,505,371	13.26%	14.97%	3.03%
	2020		0.35%	1.85%	10.06	11.96	178,682	2,020,390	-8.14%	-6.75%	1.88%

LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	2024		0.00%	3.45%	11.30	51.77	8,735,482	297,604,020	16.27%	20.35%	0.76%
	2023		0.00%	3.45%	9.70	43.27	9,231,032	269,002,589	18.21%	22.36%	1.07%
	2022		0.00%	3.45%	12.26	35.58	8,917,116	219,391,516	-18.41%	-15.54%	1.05%
	2021		0.00%	3.45%	14.66	42.38	8,643,998	262,507,566	22.79%	27.10%	0.86%
	2020		0.00%	3.45%	15.05	33.55	8,232,197	206,784,765	12.07%	15.88%	1.23%

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	2024		0.35%	2.05%	27.03	68.32	1,091,459	30,375,349	18.32%	20.35%	1.12%
	2023		0.35%	2.05%	22.55	56.91	1,115,588	26,243,562	20.29%	22.35%	1.40%
	2022		0.35%	2.05%	18.50	46.63	1,075,743	21,067,064	-16.97%	-15.54%	1.33%
	2021		0.35%	2.05%	21.99	55.35	1,103,378	26,207,912	24.96%	27.10%	1.24%
	2020		0.35%	2.05%	17.37	43.65	809,284	15,789,624	14.04%	15.99%	1.85%

LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	2024		0.00%	3.45%	11.25	26.74	8,468,115	192,175,591	14.15%	18.16%	0.78%
	2023		0.00%	3.45%	9.82	22.65	9,167,529	179,673,779	17.24%	21.35%	1.04%
	2022		0.00%	3.45%	12.58	18.69	8,683,374	142,584,192	-17.04%	-14.12%	1.09%
	2021		0.00%	3.45%	14.79	21.78	7,924,604	154,664,098	23.14%	27.46%	0.93%
	2020		0.00%	3.45%	12.64	17.11	7,470,540	116,450,873	11.37%	14.93%	1.19%

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	2024		0.35%	2.05%	22.85	26.81	1,023,648	26,697,636	16.05%	18.04%	1.10%
	2023		0.35%	2.05%	19.69	22.72	963,142	21,307,083	19.18%	21.22%	1.28%
	2022		0.35%	2.05%	16.52	18.75	942,260	17,202,860	-15.66%	-14.21%	1.38%
	2021		0.35%	2.05%	19.59	21.87	848,702	18,085,717	25.18%	27.32%	1.23%
	2020		0.35%	2.05%	15.65	17.19	748,596	12,538,587	13.00%	14.94%	1.51%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	2024		0.00%	3.25%	11.37	35.99	28,786,366	843,982,427	16.51%	20.36%	1.09%
	2023		0.00%	3.25%	9.76	30.16	35,243,385	873,827,170	17.76%	21.64%	0.93%
	2022		0.00%	3.25%	12.41	25.00	38,312,106	793,073,395	-17.63%	-14.90%	0.79%
	2021		0.00%	3.25%	15.50	29.63	40,863,811	1,010,379,079	23.31%	27.25%	0.76%
	2020		0.10%	3.25%	12.45	23.46	46,940,074	925,557,740	11.33%	14.89%	0.85%

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	2024		0.35%	1.70%	23.60	34.52	227,112	5,956,430	18.62%	20.23%	1.28%
	2023		0.35%	1.70%	19.72	28.79	271,980	6,144,800	19.89%	21.52%	1.31%
	2022		0.35%	1.85%	16.30	23.75	238,690	4,528,799	-16.25%	-14.98%	1.08%
	2021		0.35%	1.85%	19.40	28.00	237,975	5,329,085	25.35%	27.25%	1.18%
	2020		0.35%	1.85%	15.30	22.06	195,226	3,585,355	13.18%	14.89%	1.13%

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	2024		0.30%	3.50%	11.62	28.75	18,883,917	479,634,394	22.82%	26.81%	9.21%
	2023		0.30%	3.50%	9.44	22.74	22,176,082	451,285,229	20.52%	24.44%	0.68%
	2022		0.30%	3.25%	13.15	18.33	24,822,315	411,688,169	-21.79%	-19.44%	0.63%
	2021		0.30%	3.25%	16.02	22.82	26,324,083	549,779,014	22.50%	26.16%	0.97%
	2020		0.30%	3.25%	13.29	18.14	29,105,093	488,283,730	16.07%	19.49%	0.33%

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	2024		0.65%	1.70%	26.35	29.77	2,832	81,717	25.48%	26.81%	9.81%
	2023		0.65%	1.70%	21.00	23.48	3,330	75,847	23.14%	24.44%	1.02%
	2022		0.65%	1.70%	17.05	18.86	3,768	69,056	-20.29%	-19.45%	0.71%
	2021		0.60%	1.70%	21.39	23.52	6,376	147,275	24.84%	26.22%	1.34%
	2020		0.60%	1.70%	17.13	18.63	6,915	126,579	18.23%	19.54%	0.64%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	2024		0.30%	3.25%	10.33	24.15	51,493,981	788,201,310	8.67%	11.92%	1.27%
	2023		0.30%	3.25%	9.51	21.68	59,143,942	818,775,419	13.21%	16.60%	1.33%
	2022		0.30%	3.25%	9.76	18.69	66,335,779	797,205,660	-15.09%	-12.54%	1.27%
	2021		0.10%	3.25%	11.45	21.48	71,509,880	995,119,924	13.29%	16.68%	0.90%
	2020		0.30%	3.25%	10.07	18.50	78,711,770	950,149,287	8.79%	12.05%	0.82%

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	2023	5/17/2023	0.35%	0.35%	17.14	17.14	708	12,134	9.12%	9.12%	1.64%
	2020		0.35%	0.35%	14.32	14.32	3,739	53,559	12.27%	12.27%	1.17%

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.88%
	2021		0.30%	3.25%	13.02	15.85	1,706,179	25,259,924	7.39%	10.60%	1.66%
	2020		0.30%	3.25%	12.38	14.33	1,621,877	21,967,089	10.06%	13.35%	1.06%

LVIP Franklin Templeton Multi-Asset Opportunities Fund - Standard Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.75%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.35%	0.50%	15.87	15.97	8,075	128,371	10.70%	10.86%	1.53%
	2020		0.35%	0.50%	14.32	14.42	13,544	194,136	13.37%	13.54%	1.08%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	2024		0.00%	3.55%	7.67	15.18	8,575,232	109,244,325	4.85%	8.64%	3.00%
	2023		0.00%	3.30%	7.29	14.07	9,733,467	116,294,629	6.20%	9.76%	2.91%
	2022		0.00%	3.20%	6.85	12.90	11,049,908	122,434,010	-14.82%	-12.05%	9.76%
	2021		0.00%	3.20%	8.05	14.76	12,030,217	154,248,867	5.10%	8.40%	5.23%
	2020		0.10%	3.45%	7.66	13.69	13,313,771	159,856,644	-1.07%	2.30%	3.34%

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	2024		0.35%	1.70%	11.21	19.83	316,558	4,300,463	7.07%	8.52%	3.60%
	2023		0.35%	1.70%	10.36	18.32	325,124	4,067,282	8.19%	9.66%	3.23%
	2022		0.35%	1.70%	9.49	16.74	362,590	4,145,482	-13.32%	-12.14%	10.10%
	2021		0.35%	1.70%	10.83	19.11	377,838	4,950,196	6.95%	8.41%	6.17%
	2020		0.35%	1.70%	10.03	17.67	299,913	3,694,147	0.92%	2.30%	3.74%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	2024		0.00%	3.55%	9.98	20.03	7,919,774	109,047,158	-0.10%	3.51%	3.47%
	2023		0.00%	3.30%	10.14	18.94	8,607,798	116,309,335	14.77%	18.62%	3.89%
	2022		0.00%	3.20%	9.05	16.09	10,100,187	116,796,543	-10.17%	-7.24%	7.43%
	2021		0.00%	3.20%	10.06	17.49	10,764,109	136,170,553	9.32%	12.76%	4.02%
	2020		0.10%	3.45%	9.20	15.63	11,866,718	134,981,414	-7.58%	-4.43%	2.46%

LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	2024		0.35%	2.20%	10.60	24.17	142,723	2,220,460	1.51%	3.40%	4.05%
	2023		0.35%	2.20%	10.44	23.44	128,734	1,924,490	16.34%	18.51%	4.40%
	2022		0.35%	1.85%	11.30	19.83	94,030	1,192,521	-8.72%	-7.34%	7.96%
	2021		0.35%	1.90%	12.16	21.45	76,148	1,055,762	11.03%	12.77%	4.58%
	2020		0.35%	1.90%	10.83	19.07	83,070	1,007,902	-5.90%	-4.43%	2.80%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	2024		0.00%	3.55%	12.31	51.00	8,461,849	315,911,348	23.23%	27.68%	0.75%
	2023		0.00%	3.30%	9.96	40.75	9,706,641	298,155,270	13.29%	17.09%	1.32%
	2022		0.00%	3.30%	10.87	35.84	10,812,475	294,869,049	-13.12%	-10.20%	2.52%
	2021		0.00%	3.30%	17.42	41.11	11,508,208	374,015,414	27.28%	31.41%	1.94%
	2020		0.10%	3.45%	13.77	32.18	12,829,795	326,782,046	-0.76%	2.62%	2.48%

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	2024		0.35%	2.15%	25.46	75.72	243,946	7,208,641	25.27%	27.54%	1.04%
	2023		0.35%	2.15%	20.05	59.52	251,303	5,891,884	14.89%	16.98%	1.33%
	2022		0.35%	2.15%	17.20	51.01	394,504	7,845,358	-11.89%	-10.29%	2.91%
	2021		0.35%	2.15%	19.25	57.00	415,782	9,467,670	29.07%	31.42%	2.64%
	2020		0.35%	2.15%	14.71	43.48	329,663	5,983,837	0.79%	2.62%	2.91%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	2024		0.00%	3.55%	9.96	41.22	5,506,569	173,265,672	8.97%	12.91%	0.87%
	2023		0.00%	3.45%	9.13	36.74	6,060,589	174,367,780	11.34%	15.25%	1.42%
	2022		0.00%	3.45%	12.74	32.09	6,343,657	161,479,195	-15.63%	-12.67%	3.20%
	2021		0.00%	3.45%	15.07	36.98	6,669,567	203,431,901	28.80%	33.19%	2.15%
	2020		0.10%	3.45%	11.68	27.92	7,024,908	165,931,202	2.13%	5.61%	2.66%

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	2024		0.35%	2.20%	10.43	54.12	406,210	8,837,151	10.73%	12.79%	1.14%
	2023		0.35%	2.20%	9.42	48.10	392,759	7,911,639	13.02%	15.13%	1.50%
	2022		0.35%	2.15%	14.79	41.88	532,763	9,107,340	-14.31%	-12.76%	3.79%
	2021		0.35%	2.15%	17.02	48.13	541,338	10,616,621	30.82%	33.19%	2.70%
	2020		0.35%	2.15%	12.83	36.23	455,756	7,149,118	3.73%	5.61%	2.98%

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2024		0.30%	3.25%	11.49	13.77	22,779,288	298,723,610	8.20%	11.44%	2.49%
	2023		0.30%	3.25%	10.62	12.35	21,024,389	249,152,066	10.16%	13.46%	1.68%
	2022		0.30%	3.20%	9.66	10.89	18,905,912	198,919,727	-22.27%	-19.98%	2.12%
	2021		0.30%	3.20%	12.52	13.61	17,650,233	233,889,651	11.12%	14.11%	3.25%
	2020		0.30%	3.05%	11.27	11.93	13,394,211	156,889,787	3.08%	5.85%	1.94%

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	2024		0.50%	1.85%	12.71	13.81	211,652	2,903,057	9.99%	11.49%	2.60%
	2023		0.50%	1.85%	11.56	12.39	207,734	2,557,503	12.00%	13.52%	1.72%
	2022		0.50%	1.85%	10.32	10.91	223,417	2,428,996	-21.01%	-19.94%	2.08%
	2021		0.50%	1.85%	13.06	13.63	266,838	3,627,644	12.63%	14.16%	3.24%
	2020		0.50%	1.85%	11.94	11.94	233,468	2,781,525	5.91%	5.91%	2.15%

LVIP Global Conservative Allocation Managed Risk Fund - Service Class	2024		0.30%	3.35%	8.93	20.46	34,460,959	603,837,174	3.89%	7.11%	3.03%
	2023		0.30%	3.35%	8.59	19.23	39,789,848	663,532,175	5.84%	9.12%	1.65%
	2022		0.30%	3.35%	9.34	17.75	45,130,986	704,275,366	-18.40%	-15.87%	2.28%
	2021		0.30%	3.35%	11.48	21.24	50,261,288	948,095,413	3.83%	7.04%	3.11%
	2020		0.30%	3.35%	11.16	19.99	55,756,878	995,294,249	3.29%	6.49%	1.87%

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	2024		0.50%	0.70%	13.49	22.40	164,110	2,223,753	6.96%	7.17%	3.46%
	2023		0.50%	0.70%	12.58	20.94	170,712	2,159,259	8.95%	9.17%	2.16%
	2022		0.50%	0.70%	11.53	19.21	153,152	1,773,647	-15.99%	-15.82%	3.01%
	2021		0.50%	0.70%	13.69	22.85	124,469	1,724,088	6.94%	7.10%	4.33%
	2020		0.50%	0.65%	12.78	21.37	89,861	1,165,502	6.38%	6.54%	3.75%

LVIP Global Growth Allocation Managed Risk Fund - Service Class	2024		0.10%	3.25%	9.12	20.30	282,209,310	4,981,987,901	7.32%	10.75%	2.54%
	2023		0.10%	3.25%	8.50	18.50	326,831,036	5,286,247,466	9.43%	12.94%	1.59%
	2022		0.10%	3.25%	9.29	16.53	368,134,006	5,346,446,421	-21.48%	-18.96%	2.13%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.10%	3.25%	11.81	19.74	405,547,717	$7,368,400,659	8.89%	12.38%	2.77%
	2020		0.10%	3.25%	10.83	17.77	449,718,201	$7,368,117,113	2.22%	5.49%	1.88%

LVIP Global Growth Allocation Managed Risk Fund - Standard Class	2024		0.35%	1.85%	14.41	24.55	636,602	10,578,281	9.11%	10.76%	2.90%
	2023		0.35%	1.85%	13.06	22.24	693,513	10,413,515	11.25%	12.93%	1.99%
	2022		0.35%	1.85%	11.60	19.75	689,867	9,263,561	-20.17%	-18.96%	2.47%
	2021		0.35%	1.85%	14.60	24.44	735,598	12,363,531	10.70%	12.38%	3.36%
	2020		0.35%	1.85%	13.04	21.82	607,167	9,438,774	3.92%	5.49%	2.29%

LVIP Global Moderate Allocation Managed Risk Fund - Service Class	2024		0.30%	3.45%	9.07	19.70	230,475,627	4,062,581,436	6.19%	9.59%	2.66%
	2023		0.20%	3.45%	8.53	18.15	262,742,222	4,282,683,667	7.77%	11.33%	1.61%
	2022		0.20%	3.45%	9.06	16.47	294,280,112	4,368,513,305	-20.38%	-17.75%	2.29%
	2021		0.20%	3.45%	11.37	20.24	323,204,150	5,918,395,241	6.80%	10.32%	2.73%
	2020		0.20%	3.45%	10.63	18.54	353,412,605	5,944,504,814	2.25%	5.62%	1.79%

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	2024		0.35%	1.85%	11.08	23.61	281,278	4,183,821	8.17%	9.80%	3.03%
	2023		0.35%	1.85%	10.25	21.57	258,094	3,638,499	9.79%	11.45%	1.91%
	2022		0.35%	1.85%	11.65	19.41	352,516	4,432,984	-18.89%	-17.67%	2.66%
	2021		0.35%	1.85%	14.20	23.65	375,313	5,765,668	8.79%	10.43%	3.29%
	2020		0.35%	1.85%	12.91	21.48	335,037	4,726,936	4.15%	5.72%	2.16%

LVIP Government Money Market Fund - Service Class	2024		0.00%	3.30%	7.21	11.31	99,596,670	1,017,818,936	1.28%	4.68%	4.54%
	2023		0.00%	3.30%	7.09	10.82	72,428,392	703,473,876	1.10%	4.49%	4.41%
	2022		0.00%	3.20%	6.99	10.36	66,743,746	619,254,616	-2.06%	1.13%	1.20%
	2021		0.00%	3.25%	7.13	10.26	48,616,373	447,908,169	-3.18%	0.02%	0.01%
	2020		0.00%	3.25%	7.34	10.27	50,120,192	466,052,897	-3.00%	0.11%	0.15%

LVIP Government Money Market Fund - Standard Class	2024		0.35%	3.05%	7.60	11.25	5,008,049	53,394,213	1.79%	4.57%	4.81%
	2023		0.35%	2.65%	7.44	10.78	4,669,557	46,939,499	2.01%	4.39%	4.65%
	2022		0.35%	2.65%	7.29	10.44	4,857,939	47,601,320	-1.35%	0.94%	1.35%
	2021		0.35%	2.65%	7.39	10.45	3,856,470	36,980,050	-2.60%	-0.33%	0.01%
	2020		0.35%	2.65%	7.59	10.60	4,789,395	46,766,568	-2.34%	-0.07%	0.22%

LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	2024		0.20%	3.20%	10.62	20.10	23,134,194	373,530,607	9.11%	12.44%	1.58%
	2023		0.20%	3.20%	9.72	17.87	27,505,641	400,834,090	8.27%	11.57%	1.71%
	2022		0.30%	3.20%	11.35	15.92	30,444,761	403,385,310	-10.18%	-7.54%	1.46%
	2021		0.30%	3.20%	12.63	17.22	33,203,383	481,871,173	16.40%	19.83%	1.05%
	2020		0.30%	3.20%	10.84	14.37	37,982,405	465,847,007	3.57%	6.62%	1.29%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	2024		0.65%	1.70%	16.57	18.60	5,170	92,460	11.15%	12.33%	2.07%
	2023		0.65%	1.70%	14.91	16.56	5,383	85,840	10.29%	11.45%	2.14%
	2022		0.65%	1.70%	13.52	14.86	5,493	78,769	-8.50%	-7.53%	1.76%
	2021		0.65%	1.70%	14.77	16.07	6,210	96,548	18.57%	19.82%	1.43%
	2020		0.65%	1.70%	12.46	13.41	6,830	88,849	5.51%	6.62%	1.73%

LVIP JPMorgan Core Bond Fund - Service Class	2024		0.00%	3.50%	8.08	10.77	47,042,571	451,524,206	-2.03%	1.46%	5.18%
	2023		0.00%	3.50%	8.25	10.63	29,942,028	286,276,763	2.02%	5.66%	3.38%
	2022		0.00%	3.30%	8.19	10.07	21,436,208	196,437,384	-15.57%	-12.74%	1.69%
	2021		0.00%	3.30%	9.70	11.55	20,669,180	220,288,614	-4.86%	-1.76%	1.75%
	2020		0.10%	3.30%	10.19	11.64	20,798,875	228,826,408	4.19%	7.57%	1.84%

LVIP JPMorgan Core Bond Fund - Standard Class	2024		0.35%	2.05%	9.28	10.66	1,393,809	14,705,038	-0.34%	1.37%	5.56%
	2023		0.35%	2.05%	9.31	10.52	943,338	9,845,813	3.76%	5.54%	3.83%
	2022		0.35%	2.05%	8.98	9.96	648,535	6,413,294	-14.35%	-12.88%	2.00%
	2021		0.35%	2.05%	10.48	11.44	691,807	7,859,354	-3.36%	-1.70%	1.83%
	2020		0.35%	2.05%	10.84	11.64	558,724	6,468,124	5.66%	7.47%	1.99%

LVIP JPMorgan High Yield Fund - Service Class	2024		0.00%	3.50%	9.76	19.41	12,115,515	198,470,454	4.11%	7.81%	6.85%
	2023		0.00%	3.45%	9.35	18.11	12,057,949	187,519,575	7.71%	11.49%	4.55%
	2022		0.00%	3.45%	9.44	16.35	12,736,007	181,154,518	-13.50%	-10.46%	5.18%
	2021		0.00%	3.50%	10.90	18.36	14,617,945	236,135,827	2.57%	6.16%	4.29%
	2020		0.00%	3.45%	10.61	17.40	13,531,553	209,825,256	1.73%	5.19%	4.78%

LVIP JPMorgan High Yield Fund - Standard Class	2024		0.35%	2.05%	13.08	19.27	527,061	7,487,124	5.90%	7.71%	8.34%
	2023		0.35%	2.05%	12.35	17.99	406,647	5,351,898	9.50%	11.37%	4.11%
	2022		0.35%	2.05%	11.28	16.24	487,748	5,766,258	-12.05%	-10.55%	6.55%
	2021		0.35%	2.05%	12.82	18.26	386,835	5,125,691	4.27%	6.06%	4.85%
	2020		0.35%	2.05%	12.30	17.31	231,035	2,897,385	3.42%	5.19%	5.08%

LVIP JPMorgan Mid Cap Value Fund - Service Class	2024		0.10%	2.80%	12.30	12.85	1,661,370	20,949,555	10.88%	13.91%	1.86%
	2023	5/26/2023	0.10%	2.80%	11.09	11.28	379,132	4,244,704	2.74%	13.25%	4.36%

LVIP JPMorgan Mid Cap Value Fund - Standard Class	2024		0.35%	0.70%	12.78	12.85	97,835	1,254,023	13.49%	13.89%	2.18%
	2023	11/7/2023	0.35%	0.70%	11.26	11.28	42,049	473,875	7.97%	12.00%	3.06%

LVIP JPMorgan Retirement Income Fund - Service Class	2024		0.20%	3.25%	10.61	15.88	1,463,123	20,412,480	4.25%	7.48%	2.95%
	2023		0.20%	3.25%	10.48	14.85	1,493,902	19,821,369	7.76%	11.10%	3.42%
	2022		0.20%	3.25%	9.69	13.24	1,460,895	17,741,964	-16.32%	-13.73%	1.94%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.10%	3.25%	11.55	15.82	1,199,686	16,949,213	2.23%	5.49%	1.95%
	2020		0.10%	3.25%	11.25	14.52	1,133,991	15,427,096	5.71%	8.88%	2.44%

LVIP JPMorgan Retirement Income Fund - Standard Class	2024		0.35%	0.70%	13.56	14.15	95,186	1,318,188	7.21%	7.59%	3.24%
	2023		0.35%	0.70%	12.61	13.20	94,081	1,211,703	10.82%	11.21%	3.65%
	2022		0.35%	0.70%	11.33	11.91	94,980	1,101,180	-13.93%	-13.63%	2.03%
	2021		0.35%	0.70%	13.12	13.84	95,342	1,281,368	5.13%	5.50%	2.22%
	2020		0.35%	0.70%	12.83	13.16	106,890	1,364,169	8.71%	8.93%	2.84%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	2024		0.10%	3.25%	10.50	27.49	23,574,629	461,928,279	11.46%	15.03%	1.02%
	2023		0.10%	3.45%	9.42	23.88	28,658,832	496,658,132	8.01%	11.69%	1.27%
	2022		0.10%	3.25%	11.31	22.00	31,117,429	490,003,395	-12.29%	-9.49%	1.09%
	2021		0.10%	3.25%	12.71	25.01	34,960,763	617,172,349	24.63%	28.62%	0.73%
	2020		0.10%	3.25%	10.06	20.00	41,740,510	581,070,036	-1.50%	1.60%	0.91%

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	2024		0.35%	1.65%	18.50	40.02	5,544	162,403	13.55%	15.03%	1.29%
	2023		0.35%	1.65%	16.08	34.88	6,561	163,570	10.24%	11.68%	1.54%
	2022		0.35%	1.65%	14.40	31.31	6,843	155,623	-10.65%	-9.48%	1.12%
	2021		0.35%	1.65%	15.91	34.67	8,929	240,967	26.96%	28.63%	0.89%
	2020		0.35%	1.70%	12.15	27.03	13,173	252,173	0.23%	1.59%	0.98%

LVIP JPMorgan Small Cap Core Fund - Service Class	2024		0.30%	3.20%	12.06	12.64	3,391,923	42,161,987	7.93%	11.10%	1.10%
	2023	5/24/2023	0.30%	3.20%	11.17	11.38	632,272	7,148,385	0.07%	20.46%	1.81%

LVIP JPMorgan Small Cap Core Fund - Standard Class	2024		0.35%	0.50%	12.65	12.68	78,907	998,163	11.15%	11.32%	0.78%
	2023	7/12/2023	0.35%	0.70%	11.37	11.39	141,058	1,604,977	-1.63%	13.64%	3.38%

LVIP JPMorgan U.S. Equity Fund - Service Class	2024		0.30%	3.00%	13.72	14.34	6,360,576	89,678,159	20.03%	23.31%	0.55%
	2023	5/26/2023	0.30%	3.00%	11.43	11.63	1,745,035	20,152,949	0.69%	13.68%	1.40%

LVIP JPMorgan U.S. Equity Fund - Standard Class	2024		0.35%	0.50%	14.35	14.38	201,609	2,897,307	23.37%	23.55%	0.83%
	2023	6/29/2023	0.35%	0.50%	11.63	11.64	31,763	369,520	0.75%	10.02%	1.09%

LVIP Loomis Sayles Global Growth Fund - Service Class	2024		0.00%	1.65%	15.02	20.65	223,426	4,287,648	20.31%	22.31%	0.00%
	2023		0.00%	1.65%	12.50	16.90	254,010	4,038,727	34.15%	36.38%	0.15%
	2022		0.00%	1.65%	9.16	12.41	132,682	1,551,702	-27.22%	-26.00%	0.00%
	2021		0.00%	1.65%	15.86	16.78	161,543	2,598,243	4.02%	5.64%	0.00%
	2020		0.10%	1.65%	15.31	15.89	177,996	2,751,041	32.32%	34.18%	0.16%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Loomis Sayles Global Growth Fund - Standard Class	2024		0.35%	0.75%	20.24	20.79	32,301	660,919	21.82%	22.30%	0.03%
	2023		0.35%	0.75%	16.62	17.00	24,250	404,940	35.83%	36.37%	0.46%
	2022		0.35%	0.75%	12.23	12.46	13,707	168,660	-26.30%	-26.00%	0.31%
	2021		0.35%	0.75%	16.84	16.84	19,646	327,734	5.75%	5.75%	0.00%
	2020		0.35%	0.40%	15.93	15.93	6,370	101,446	34.30%	34.30%	0.36%

LVIP Macquarie Bond Fund - Service Class	2024		0.00%	3.55%	7.92	15.50	304,203,621	3,954,759,612	-2.28%	1.25%	4.66%
	2023		0.00%	3.55%	8.08	15.40	289,699,535	3,791,316,692	1.88%	5.57%	2.88%
	2022		0.00%	3.45%	7.90	14.67	285,255,687	3,599,185,751	-16.92%	-14.00%	2.75%
	2021		0.00%	3.50%	9.49	17.16	303,331,976	4,533,268,383	-5.51%	-2.24%	1.73%
	2020		0.10%	3.50%	10.02	17.64	274,148,339	4,248,993,240	5.77%	9.37%	2.08%

LVIP Macquarie Bond Fund - Standard Class	2024		0.35%	3.30%	8.38	20.13	2,995,387	44,334,589	-1.69%	1.25%	4.81%
	2023		0.35%	3.30%	8.53	20.09	3,220,146	48,443,545	2.49%	5.56%	3.02%
	2022		0.35%	3.30%	8.32	19.23	3,556,147	51,388,797	-16.50%	-14.00%	3.07%
	2021		0.35%	3.30%	9.96	22.60	3,727,138	65,486,600	-4.99%	-2.14%	1.98%
	2020		0.35%	3.30%	10.49	23.34	3,691,867	68,457,406	6.30%	9.48%	2.34%

LVIP Macquarie Diversified Floating Rate Fund - Service Class	2024		0.00%	3.45%	8.07	11.97	67,653,401	690,528,063	2.21%	5.80%	4.74%
	2023		0.00%	3.45%	7.88	11.33	66,707,981	652,351,799	1.74%	5.31%	4.84%
	2022		0.00%	3.30%	7.72	10.76	71,922,112	677,188,695	-3.40%	-0.16%	2.05%
	2021		0.00%	3.30%	7.99	10.79	77,924,053	745,053,580	-3.11%	0.04%	0.96%
	2020		0.10%	3.30%	8.24	10.79	72,991,627	708,395,439	-2.16%	1.02%	1.23%

LVIP Macquarie Diversified Floating Rate Fund - Standard Class	2024		0.35%	2.20%	9.70	12.22	394,228	4,602,448	3.76%	5.70%	4.18%
	2023		0.35%	2.20%	9.34	11.59	451,338	5,017,699	3.27%	5.20%	3.86%
	2022		0.35%	2.15%	9.04	11.04	725,540	7,705,319	-2.03%	-0.25%	2.78%
	2021		0.35%	2.15%	9.23	11.10	327,251	3,432,185	-1.73%	0.05%	1.24%
	2020		0.35%	2.15%	9.39	11.12	289,047	3,045,009	-0.79%	1.01%	1.58%

LVIP Macquarie Diversified Income Fund - Service Class	2024		0.00%	3.55%	8.16	17.20	120,846,144	1,753,944,204	-1.87%	1.67%	3.96%
	2023		0.00%	3.50%	8.29	16.98	120,996,784	1,769,055,058	2.29%	5.94%	3.77%
	2022		0.00%	3.45%	8.08	16.24	121,823,772	1,721,737,375	-17.04%	-14.12%	2.90%
	2021		0.00%	3.45%	9.72	19.16	133,460,541	2,249,035,437	-4.96%	-1.62%	4.37%
	2020		0.00%	3.45%	10.21	19.73	123,884,798	2,161,748,531	6.94%	10.58%	2.43%

LVIP Macquarie Diversified Income Fund - Standard Class	2024		0.35%	2.15%	8.61	16.55	1,058,510	12,442,272	-0.19%	1.62%	3.95%
	2023		0.35%	2.15%	8.62	16.32	1,527,898	18,563,830	3.98%	5.87%	4.22%
	2022		0.35%	2.15%	9.68	15.46	1,413,255	16,450,646	-15.69%	-14.16%	3.27%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.35%	2.15%	11.71	18.05	1,448,011	20,061,189	-3.40%	-1.64%	4.98%
	2020		0.35%	2.15%	11.95	18.40	1,230,935	17,523,075	8.68%	10.65%	2.52%

LVIP Macquarie High Yield Fund - Service Class	2024		0.00%	3.40%	9.55	32.76	3,721,095	76,646,208	2.79%	6.34%	6.06%
	2023		0.00%	3.40%	9.30	31.24	3,713,085	77,051,779	8.58%	12.34%	6.47%
	2022		0.00%	3.05%	8.99	28.20	3,593,992	71,675,953	-14.32%	-11.66%	5.56%
	2021		0.00%	3.15%	12.85	32.38	3,974,239	95,615,202	1.35%	3.91%	9.08%
	2020		0.65%	3.15%	12.68	31.39	4,185,060	100,370,821	3.58%	6.20%	5.82%

LVIP Macquarie High Yield Fund - Standard Class	2024		0.35%	2.35%	10.65	33.69	154,130	2,456,035	4.19%	6.29%	6.70%
	2023		0.35%	2.35%	10.06	32.17	132,785	2,278,412	10.05%	12.27%	8.12%
	2022		0.35%	2.35%	9.00	29.09	86,313	1,682,366	-13.47%	-11.72%	5.41%
	2021		0.35%	2.35%	24.65	33.45	96,666	2,184,224	2.49%	3.46%	9.49%
	2020		1.40%	2.35%	23.82	32.47	87,116	2,115,634	4.75%	5.75%	6.11%

LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	2024		0.00%	3.55%	7.83	13.54	78,588,240	902,595,787	0.37%	3.99%	3.65%
	2023		0.00%	3.45%	7.77	13.10	81,531,720	913,334,220	1.13%	4.68%	3.14%
	2022		0.00%	3.45%	7.67	12.59	87,588,842	951,864,466	-7.65%	-4.40%	2.07%
	2021		0.00%	3.45%	8.28	13.24	101,738,457	1,173,430,305	-4.26%	-1.24%	1.35%
	2020		0.20%	3.30%	8.64	13.46	99,339,834	1,174,651,648	0.74%	3.91%	1.50%

LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	2024		0.35%	2.20%	9.44	13.10	368,130	4,081,748	2.03%	3.93%	4.19%
	2023		0.35%	2.20%	9.25	12.64	329,688	3,535,915	2.71%	4.63%	3.50%
	2022		0.35%	2.15%	9.00	12.11	297,296	3,123,008	-6.16%	-4.45%	2.36%
	2021		0.35%	2.15%	9.59	12.70	422,397	4,617,031	-2.79%	-1.17%	2.00%
	2020		0.50%	2.15%	9.87	12.87	297,266	3,341,303	2.09%	3.79%	1.78%

LVIP Macquarie Mid Cap Value Fund - Service Class	2024		0.00%	3.30%	10.52	39.52	6,307,662	159,566,989	10.71%	14.42%	1.07%
	2023		0.00%	3.25%	9.51	33.82	6,338,136	146,975,174	7.31%	10.86%	1.33%
	2022		0.00%	3.25%	9.66	31.42	6,472,097	136,887,029	-12.10%	-9.19%	1.22%
	2021		0.00%	3.25%	16.58	35.63	5,994,420	147,022,374	27.25%	31.20%	1.03%
	2020		0.20%	3.25%	13.01	27.92	6,414,346	122,302,684	-3.04%	-0.14%	2.48%

LVIP Macquarie Mid Cap Value Fund - Standard Class	2024		0.35%	0.75%	12.18	12.35	138,430	1,705,638	13.96%	14.42%	1.69%
	2023		0.35%	0.75%	10.68	10.80	123,818	1,333,866	10.41%	10.85%	1.26%
	2022		0.35%	0.75%	9.68	9.74	170,603	1,660,129	-9.55%	-9.19%	2.26%
	2021	7/6/2021	0.35%	0.75%	10.70	13.52	30,895	333,317	0.22%	10.42%	3.57%

LVIP Macquarie SMID Cap Core Fund - Service Class	2024		0.00%	3.25%	10.05	65.91	4,386,834	168,755,859	10.73%	14.38%	0.38%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.00%	3.25%	9.08	58.44	4,354,938	157,820,039	12.39%	16.10%	0.94%
	2022		0.00%	3.20%	12.43	51.04	4,249,462	142,674,391	-16.70%	-13.99%	0.18%
	2021		0.00%	3.20%	14.69	60.32	4,509,542	189,241,032	18.96%	22.70%	0.57%
	2020		0.10%	3.20%	14.36	50.03	4,935,662	177,852,620	7.25%	10.63%	0.29%

LVIP Macquarie SMID Cap Core Fund - Standard Class	2024		0.35%	2.60%	10.35	76.42	111,150	5,682,282	11.79%	14.33%	0.59%
	2023		0.35%	2.50%	18.12	67.55	109,004	5,344,029	13.58%	16.05%	1.12%
	2022		0.35%	2.50%	16.08	58.82	102,187	4,998,038	-15.86%	-14.03%	0.41%
	2021		0.35%	2.50%	18.71	69.15	122,761	6,978,063	20.14%	22.75%	0.97%
	2020		0.35%	2.50%	15.24	56.93	139,295	6,304,349	8.34%	10.70%	0.57%

LVIP Macquarie Social Awareness Fund - Service Class	2024		0.00%	3.30%	11.37	66.75	1,745,572	76,881,403	16.73%	20.65%	0.46%
	2023		0.00%	3.25%	9.75	56.08	1,922,676	74,477,947	25.58%	29.72%	0.67%
	2022		0.00%	3.25%	11.54	43.82	2,022,651	63,377,951	-22.56%	-19.99%	0.78%
	2021		0.00%	3.25%	20.17	55.51	2,093,724	85,559,839	21.96%	25.62%	0.50%
	2020		0.30%	3.25%	16.51	44.66	2,084,501	69,846,757	15.45%	18.91%	0.96%

LVIP Macquarie Social Awareness Fund - Standard Class	2024		0.35%	2.75%	11.69	72.44	146,653	7,283,755	17.79%	20.65%	0.79%
	2023		0.35%	2.80%	9.92	60.62	167,671	7,112,017	26.58%	29.72%	1.01%
	2022		0.35%	2.70%	17.84	47.17	161,156	5,803,809	-21.85%	-19.99%	1.12%
	2021		0.35%	2.70%	22.39	59.54	158,015	7,742,423	23.07%	25.99%	0.81%
	2020		0.35%	2.70%	17.84	47.97	173,676	6,891,094	16.50%	19.27%	1.30%

LVIP Macquarie U.S. Growth Fund - Service Class	2024		0.00%	3.55%	12.83	77.78	5,688,689	343,566,389	29.01%	33.66%	0.00%
	2023		0.00%	3.30%	9.92	58.95	6,645,067	311,520,063	43.11%	47.90%	0.00%
	2022		0.00%	3.30%	10.03	40.38	7,725,415	254,306,873	-30.23%	-27.88%	0.00%
	2021		0.00%	3.30%	22.43	56.72	7,720,120	365,135,633	13.92%	17.63%	0.00%
	2020		0.10%	3.30%	19.69	48.81	8,848,845	361,244,123	39.03%	43.54%	0.00%

LVIP Macquarie U.S. Growth Fund - Standard Class	2024		0.35%	0.75%	35.22	36.42	18,076	651,744	33.06%	33.60%	0.00%
	2023		0.35%	0.75%	26.47	27.26	18,382	500,235	47.24%	47.83%	0.00%
	2022		0.35%	0.75%	17.98	18.44	7,601	139,606	-28.20%	-27.92%	0.00%
	2021		0.35%	0.75%	25.04	29.42	16,817	431,395	17.21%	17.68%	0.00%
	2020		0.35%	0.75%	21.74	21.74	7,512	163,704	43.63%	43.63%	0.00%

LVIP Macquarie U.S. REIT Fund - Service Class	2024		0.00%	3.40%	8.56	46.98	4,173,271	99,750,363	3.95%	7.55%	2.72%
	2023		0.00%	3.40%	8.24	44.30	4,693,953	109,266,502	8.49%	12.24%	3.08%
	2022		0.00%	3.20%	9.12	40.03	4,881,327	105,769,861	-27.88%	-25.53%	2.81%
	2021		0.00%	3.20%	13.14	54.51	5,138,342	157,555,517	38.06%	42.40%	2.38%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.10%	3.20%	9.34	38.78	5,899,213	127,936,193	-13.46%	-10.73%	1.66%

LVIP Macquarie U.S. REIT Fund - Standard Class	2024		0.35%	2.35%	12.26	58.63	279,964	4,798,553	5.37%	7.50%	3.33%
	2023		0.35%	2.35%	11.45	55.12	250,223	4,259,112	9.96%	12.18%	3.37%
	2022		0.35%	2.35%	10.24	49.65	258,169	3,969,576	-27.04%	-25.56%	3.14%
	2021		0.35%	2.35%	13.82	67.41	258,823	6,574,384	39.75%	42.57%	2.92%
	2020		0.35%	2.35%	9.73	47.78	208,862	3,566,752	-12.49%	-10.72%	1.98%

LVIP Macquarie Value Fund - Service Class	2024		0.00%	3.45%	9.77	44.41	7,807,364	226,039,640	3.23%	6.86%	1.52%
	2023		0.00%	3.45%	9.46	42.10	8,802,950	249,472,634	-0.32%	3.18%	1.37%
	2022		0.00%	3.45%	13.22	41.44	9,310,716	268,314,977	-6.83%	-3.56%	1.42%
	2021		0.00%	3.45%	13.71	43.77	10,070,333	319,470,427	17.91%	22.04%	4.93%
	2020		0.00%	3.45%	12.63	36.54	11,384,589	303,318,474	-3.26%	0.03%	1.85%

LVIP Macquarie Value Fund - Standard Class	2024		0.35%	2.80%	14.13	46.65	150,206	3,983,879	4.22%	6.81%	1.76%
	2023		0.35%	3.00%	13.36	44.33	166,077	4,520,756	0.43%	3.13%	1.59%
	2022		0.35%	3.00%	13.30	43.64	195,570	5,356,925	-6.13%	-3.61%	1.70%
	2021		0.35%	3.00%	14.17	45.95	239,925	6,861,613	18.80%	21.99%	5.48%
	2020		0.35%	3.00%	11.93	38.24	332,397	7,948,921	-2.56%	0.06%	1.97%

LVIP Macquarie Wealth Builder Fund - Service Class	2024		0.30%	3.45%	9.63	26.54	834,062	17,049,665	4.25%	7.58%	2.58%
	2023		0.30%	3.45%	10.50	24.93	806,006	15,822,391	5.92%	9.31%	2.52%
	2022		0.75%	3.45%	10.25	23.04	839,673	15,566,389	-14.44%	-12.09%	2.00%
	2021		0.75%	3.45%	11.88	26.37	867,380	18,539,890	7.73%	10.67%	1.83%
	2020		0.10%	3.45%	10.99	23.97	893,023	17,402,800	1.78%	5.24%	1.80%

LVIP Macquarie Wealth Builder Fund - Standard Class	2024		0.50%	2.90%	9.76	28.31	95,491	2,351,458	5.09%	7.64%	2.61%
	2023		0.50%	3.20%	9.28	26.51	108,812	2,482,056	6.45%	9.36%	2.72%
	2022		1.30%	3.20%	11.22	24.44	119,213	2,618,985	-14.01%	-12.36%	2.16%
	2021		1.30%	3.20%	13.05	27.89	129,351	3,295,952	8.26%	10.34%	1.97%
	2020		1.30%	3.20%	12.05	25.27	145,041	3,366,759	2.29%	4.25%	1.89%

LVIP MFS International Growth Fund - Service Class	2024		0.00%	3.45%	9.36	27.49	17,263,484	288,553,698	4.17%	7.83%	1.33%
	2023		0.00%	3.45%	8.99	25.65	17,364,820	273,881,543	10.54%	14.42%	1.90%
	2022		0.00%	3.30%	9.21	22.55	17,759,504	248,698,039	-17.28%	-14.50%	0.82%
	2021		0.00%	3.30%	12.58	26.53	18,164,063	302,759,096	7.37%	10.97%	0.47%
	2020		0.00%	3.30%	12.26	24.05	17,682,464	270,033,014	10.54%	14.13%	0.72%

LVIP MFS International Growth Fund - Standard Class	2024		0.35%	0.75%	18.95	19.59	139,676	2,728,661	7.29%	7.72%	1.63%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.35%	0.75%	17.66	18.19	140,620	2,550,345	13.86%	14.31%	2.14%
	2022		0.35%	0.75%	15.51	15.91	138,457	2,198,065	-14.93%	-14.59%	1.13%
	2021		0.35%	0.75%	18.23	18.63	142,255	2,646,084	10.41%	10.85%	0.76%
	2020		0.35%	0.75%	16.80	16.80	118,304	1,985,958	14.14%	14.14%	1.24%

LVIP MFS Value Fund - Service Class	2024		0.00%	3.45%	10.34	39.01	39,366,284	1,032,097,061	7.79%	11.57%	1.43%
	2023		0.00%	3.45%	9.58	35.18	43,313,905	1,046,953,880	4.14%	7.80%	1.54%
	2022		0.00%	3.45%	11.25	32.83	44,513,929	1,025,903,104	-9.49%	-6.31%	1.53%
	2021		0.00%	3.45%	14.49	35.25	48,018,780	1,219,669,506	20.91%	25.03%	1.12%
	2020		0.10%	3.45%	11.73	28.34	51,061,521	1,073,996,761	-0.11%	3.30%	1.46%

LVIP MFS Value Fund - Standard Class	2024		0.35%	0.75%	19.66	23.80	402,219	8,146,388	11.01%	11.45%	1.87%
	2023		0.35%	0.75%	17.71	21.37	382,215	6,955,829	7.26%	7.69%	1.76%
	2022		0.35%	0.75%	16.51	19.85	439,431	7,430,751	-6.78%	-6.40%	1.97%
	2021		0.35%	0.75%	17.71	21.22	395,121	7,152,671	24.53%	25.03%	1.52%
	2020		0.35%	0.75%	14.23	16.98	294,478	4,268,316	2.88%	3.30%	2.08%

LVIP Mondrian Global Income Fund - Service Class	2024		0.00%	3.30%	6.35	10.60	39,667,551	355,597,297	-8.47%	-5.40%	1.91%
	2023		0.00%	3.30%	6.93	11.27	40,854,708	395,154,622	0.40%	3.76%	0.00%
	2022		0.00%	3.20%	6.90	10.94	42,731,122	405,644,196	-18.01%	-15.34%	0.00%
	2021		0.00%	3.20%	8.41	13.00	47,302,018	540,665,083	-8.31%	-5.43%	2.92%
	2020		0.10%	3.20%	9.18	13.82	44,809,597	549,824,547	3.17%	6.41%	1.40%

LVIP Mondrian Global Income Fund - Standard Class	2024		0.35%	0.80%	8.77	9.17	232,747	2,112,035	-5.91%	-5.48%	2.61%
	2023		0.35%	0.80%	9.32	9.70	119,927	1,141,337	3.19%	3.66%	0.00%
	2022		0.35%	0.80%	9.04	9.36	128,251	1,180,417	-15.81%	-15.43%	0.00%
	2021		0.35%	0.80%	10.73	11.07	107,950	1,180,222	-5.84%	-5.42%	3.20%
	2020		0.35%	0.80%	11.40	11.71	103,788	1,204,090	5.93%	6.41%	1.90%

LVIP Mondrian International Value Fund - Service Class	2024		0.00%	3.45%	9.77	27.45	14,011,114	228,400,951	0.89%	4.43%	2.90%
	2023		0.00%	3.45%	9.67	26.64	14,298,381	229,317,225	15.75%	19.81%	2.99%
	2022		0.00%	3.45%	8.34	22.54	16,010,885	219,638,395	-14.00%	-10.98%	2.57%
	2021		0.00%	3.45%	9.69	25.66	16,498,093	260,140,895	7.23%	10.99%	3.11%
	2020		0.00%	3.45%	9.02	23.44	18,143,286	261,332,249	-8.43%	-5.31%	2.22%

LVIP Mondrian International Value Fund - Standard Class	2024		0.35%	3.10%	10.02	29.49	299,444	6,972,761	1.50%	4.33%	3.09%
	2023		0.35%	3.00%	9.89	28.56	336,416	7,532,718	16.56%	19.69%	3.24%
	2022		0.35%	2.70%	10.55	24.11	356,559	7,038,487	-13.14%	-11.07%	2.76%
	2021		0.35%	2.80%	11.87	27.40	366,621	8,473,138	8.19%	10.87%	3.23%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	2.80%	10.71	24.97	417,944	9,037,128	-7.50%	-5.30%	2.42%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	2024		0.00%	3.50%	14.33	19.83	5,055,466	86,185,988	12.43%	16.44%	1.00%
	2023		0.00%	3.50%	12.71	17.19	5,787,167	86,242,089	21.26%	25.58%	0.96%
	2022		0.00%	3.10%	10.59	13.82	6,242,672	75,341,544	-20.72%	-18.22%	1.31%
	2021		0.00%	3.20%	13.41	17.06	6,545,186	98,147,784	12.02%	15.14%	1.53%
	2020		0.30%	3.05%	12.01	14.04	5,781,067	76,317,917	11.67%	14.73%	2.21%

LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	2024		0.35%	0.65%	19.61	21.53	2,632	52,464	16.09%	16.44%	0.51%
	2023		0.35%	0.65%	16.89	18.50	2,132	36,525	25.20%	25.57%	1.11%
	2022		0.35%	0.65%	13.49	14.73	3,333	45,711	-18.46%	-18.22%	1.71%
	2021		0.35%	0.65%	16.54	18.01	3,333	55,994	15.15%	15.49%	1.07%
	2020		0.35%	0.65%	14.37	14.61	3,333	48,569	14.72%	15.01%	2.47%

LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	2024		0.30%	3.55%	9.14	14.92	40,366,077	543,434,872	3.97%	7.41%	1.78%
	2023		0.30%	3.25%	8.78	13.94	44,082,680	559,666,959	9.96%	13.25%	1.69%
	2022		0.30%	3.25%	9.61	12.35	47,017,455	533,734,345	-19.14%	-16.72%	0.93%
	2021		0.30%	3.25%	11.89	14.88	47,191,534	650,932,777	8.56%	11.80%	0.81%
	2020		0.30%	3.25%	10.95	13.36	47,576,144	594,262,836	-1.03%	1.94%	1.05%

LVIP PIMCO Low Duration Bond Fund - Service Class	2024		0.00%	3.55%	8.13	11.37	80,775,713	809,688,662	1.21%	4.87%	4.43%
	2023		0.00%	3.45%	8.03	10.87	77,148,807	747,302,647	1.07%	4.61%	3.20%
	2022		0.00%	3.50%	7.94	10.42	79,134,927	742,627,118	-8.38%	-5.12%	1.94%
	2021		0.00%	3.50%	8.66	11.02	76,046,158	762,042,646	-4.30%	-0.89%	1.45%
	2020		0.00%	3.50%	9.05	11.15	65,153,659	667,640,520	0.26%	3.73%	1.60%

LVIP PIMCO Low Duration Bond Fund - Standard Class	2024		0.35%	2.20%	9.69	11.55	1,464,481	16,349,024	2.84%	4.76%	4.93%
	2023		0.35%	2.20%	9.41	11.03	1,175,514	12,526,400	2.59%	4.51%	3.40%
	2022		0.35%	2.05%	9.16	10.56	1,243,981	12,694,878	-6.81%	-5.21%	2.23%
	2021		0.35%	2.05%	9.83	11.15	1,116,211	12,043,091	-2.66%	-0.99%	1.77%
	2020		0.35%	2.05%	10.19	11.26	997,025	10,882,596	2.12%	3.73%	2.10%

LVIP SSGA Bond Index Fund - Service Class	2024		0.00%	3.55%	7.69	12.83	76,256,454	811,089,546	-2.72%	0.80%	3.23%
	2023		0.00%	3.45%	7.89	12.81	72,501,930	779,033,159	1.47%	5.03%	2.53%
	2022		0.00%	3.45%	7.78	12.28	73,111,437	763,196,714	-16.59%	-13.66%	1.85%
	2021		0.00%	3.45%	9.33	14.41	78,494,051	970,156,653	-5.54%	-2.22%	1.67%
	2020		0.00%	3.45%	9.87	14.83	75,367,503	970,687,072	3.59%	7.12%	1.96%

LVIP SSGA Bond Index Fund - Standard Class	2024		0.35%	1.95%	9.73	12.74	2,868,577	29,865,854	-0.90%	0.70%	4.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.35%	1.95%	9.81	12.68	1,603,887	16,430,440	3.26%	4.93%	2.93%
	2022		0.35%	1.95%	9.40	12.11	1,505,311	14,796,602	-15.12%	-13.75%	2.21%
	2021		0.35%	1.95%	10.94	14.08	1,603,461	18,114,934	-3.87%	-2.32%	2.15%
	2020		0.35%	1.95%	11.24	14.45	1,302,445	15,188,183	5.41%	7.11%	2.49%

LVIP SSGA Conservative Index Allocation Fund - Service Class	2024		0.00%	3.25%	8.96	17.61	5,048,315	73,905,474	2.31%	5.69%	2.54%
	2023		0.00%	3.10%	9.65	16.76	5,221,668	74,220,954	7.08%	10.46%	2.15%
	2022		0.00%	3.10%	9.79	15.27	5,460,963	71,784,092	-17.56%	-14.96%	2.37%
	2021		0.00%	3.10%	11.87	18.06	5,825,381	91,830,660	2.86%	5.89%	1.87%
	2020		0.20%	3.10%	11.54	17.04	5,825,326	88,140,708	8.50%	11.58%	1.91%

LVIP SSGA Conservative Index Allocation Fund - Standard Class	2024		0.35%	0.75%	12.92	13.82	367,768	4,781,684	5.15%	5.57%	2.74%
	2023		0.35%	0.75%	12.29	13.11	386,205	4,779,086	9.91%	10.35%	2.43%
	2022		0.35%	0.75%	11.18	11.90	399,285	4,496,534	-15.39%	-15.05%	2.73%
	2021		0.35%	0.75%	13.21	14.03	389,904	5,184,848	5.58%	6.00%	2.67%
	2020		0.35%	0.75%	13.25	13.25	245,006	3,106,294	11.63%	11.63%	6.72%

LVIP SSGA Emerging Markets Equity Index Fund - Service Class	2024		0.00%	3.00%	10.11	12.16	1,366,367	15,360,502	3.39%	6.54%	2.57%
	2023		0.00%	3.00%	9.78	11.41	1,339,769	14,328,413	5.35%	8.56%	3.11%
	2022		0.00%	2.95%	9.30	10.51	1,331,092	13,289,167	-23.68%	-21.39%	2.82%
	2021		0.00%	2.95%	12.23	13.37	1,197,409	15,377,926	-6.25%	-3.54%	2.63%
	2020		0.00%	2.85%	13.04	13.83	616,124	8,291,937	13.63%	16.80%	2.18%

LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2024		0.35%	1.90%	10.50	12.08	348,844	4,181,750	4.79%	6.43%	2.94%
	2023		0.35%	1.90%	10.02	11.35	253,157	2,853,444	6.79%	8.45%	3.60%
	2022		0.35%	1.90%	9.38	10.47	189,436	1,969,858	-22.67%	-21.46%	3.17%
	2021		0.35%	1.90%	12.13	13.33	163,366	2,166,182	-5.12%	-3.64%	2.94%
	2020		0.35%	1.90%	13.71	13.83	76,997	1,059,447	16.33%	16.79%	2.12%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	2024		0.10%	3.30%	9.54	19.36	31,445,350	513,112,699	6.14%	9.59%	2.71%
	2023		0.10%	3.25%	8.99	17.76	36,451,434	551,489,524	9.60%	13.11%	2.16%
	2022		0.10%	3.25%	9.55	15.38	40,768,608	553,993,884	-17.28%	-14.63%	3.49%
	2021		0.10%	3.25%	11.51	18.15	44,812,050	723,591,610	8.70%	12.18%	4.70%
	2020		0.10%	3.25%	10.55	16.64	49,516,854	723,636,877	3.34%	6.65%	1.57%

LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	2024		0.35%	1.85%	12.25	23.82	156,038	2,464,624	7.95%	9.59%	3.14%
	2023		0.35%	1.85%	11.35	21.80	169,846	2,451,503	11.43%	13.11%	2.62%
	2022		0.35%	1.85%	11.73	19.33	154,198	1,982,306	-15.90%	-14.63%	4.05%
	2021		0.35%	1.85%	14.35	22.71	183,278	2,882,834	10.51%	12.18%	6.64%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	1.85%	12.84	20.30	66,639	1,064,218	5.06%	6.65%	2.42%

LVIP SSGA International Index Fund - Service Class	2024		0.00%	3.55%	9.20	20.19	20,622,691	261,476,753	-0.62%	2.97%	3.08%
	2023		0.00%	3.45%	9.24	19.73	20,578,661	255,890,279	13.30%	17.27%	2.90%
	2022		0.00%	3.45%	8.90	16.93	22,343,640	239,051,620	-17.44%	-14.53%	4.09%
	2021		0.00%	3.45%	10.71	19.92	23,976,158	304,115,127	7.03%	10.78%	2.34%
	2020		0.00%	3.45%	9.95	18.09	25,149,358	291,692,201	3.94%	7.48%	2.24%

LVIP SSGA International Index Fund - Standard Class	2024		0.35%	2.05%	9.66	23.41	1,101,959	17,536,904	1.12%	2.86%	3.32%
	2023		0.35%	2.05%	13.10	22.82	1,020,755	15,838,662	15.19%	17.16%	3.37%
	2022		0.35%	2.05%	11.37	19.53	947,991	12,590,162	-16.06%	-14.62%	4.76%
	2021		0.35%	2.05%	13.47	22.93	809,081	12,530,545	8.80%	10.67%	2.89%
	2020		0.35%	2.05%	12.23	20.77	609,495	8,591,569	5.66%	7.47%	3.00%

LVIP SSGA International Managed Volatility Fund - Service Class	2024		0.30%	3.20%	8.49	13.87	23,358,142	236,862,126	-0.71%	2.21%	2.67%
	2023		0.30%	3.20%	8.55	13.57	26,207,918	263,513,208	13.47%	16.80%	2.61%
	2022		0.30%	3.20%	7.53	11.62	30,902,656	269,509,411	-19.66%	-17.29%	3.87%
	2021		0.30%	3.20%	9.38	14.04	31,785,585	339,266,732	7.01%	10.16%	1.97%
	2020		0.30%	3.20%	8.76	12.75	34,703,945	340,513,878	-4.33%	-1.51%	1.70%

LVIP SSGA International Managed Volatility Fund - Standard Class	2024		0.65%	1.90%	10.06	11.55	4,066	44,824	0.84%	2.11%	2.93%
	2023		0.65%	1.90%	9.98	11.31	4,586	49,431	15.24%	16.68%	2.41%
	2022		0.65%	1.90%	8.66	9.69	6,844	63,650	-18.40%	-17.37%	3.96%
	2021		0.65%	1.90%	10.61	11.73	7,308	82,961	8.68%	10.05%	2.34%
	2020		0.65%	1.90%	9.76	10.66	7,860	81,422	-2.84%	-1.62%	1.29%

LVIP SSGA Large Cap Managed Volatility Fund - Service Class	2024		0.20%	3.50%	11.77	28.97	32,259,280	842,725,809	19.80%	23.82%	0.91%
	2023		0.20%	3.50%	9.80	23.50	37,954,090	812,886,430	19.87%	23.89%	1.12%
	2022		0.20%	3.25%	13.01	19.05	40,865,859	716,342,959	-19.65%	-17.16%	1.11%
	2021		0.20%	3.25%	15.93	23.11	41,694,258	894,082,224	23.69%	27.52%	1.16%
	2020		0.20%	3.25%	13.13	18.20	45,460,943	774,708,803	11.80%	15.26%	1.70%

LVIP SSGA Mid-Cap Index Fund - Service Class	2024		0.00%	3.45%	10.01	22.22	10,915,506	208,202,028	9.44%	13.27%	1.08%
	2023		0.00%	3.45%	9.17	19.64	10,054,146	172,125,492	11.82%	15.75%	1.22%
	2022		0.00%	3.45%	9.71	16.98	9,423,644	141,363,427	-16.55%	-13.61%	1.19%
	2021		0.00%	3.45%	14.49	19.68	9,552,505	169,594,180	19.85%	24.06%	0.97%
	2020		0.00%	3.45%	11.84	15.88	8,280,057	121,479,345	9.08%	12.79%	1.45%

LVIP SSGA Mid-Cap Index Fund - Standard Class	2024		0.35%	2.25%	10.49	22.22	1,017,696	22,193,888	11.02%	13.15%	1.29%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.35%	2.25%	17.15	19.64	837,318	16,198,867	13.47%	15.64%	1.51%
	2022		0.35%	2.25%	15.11	16.98	762,045	12,787,269	-15.33%	-13.70%	1.54%
	2021		0.35%	2.25%	17.85	19.68	674,232	13,137,815	21.60%	23.93%	1.32%
	2020		0.35%	2.25%	14.68	15.88	467,456	7,354,196	10.67%	12.79%	1.77%

LVIP SSGA Moderate Index Allocation Fund - Service Class	2024		0.00%	3.25%	9.30	21.53	13,988,930	249,644,533	4.65%	8.10%	2.31%
	2023		0.00%	3.25%	8.89	20.05	14,576,448	247,093,293	9.66%	13.28%	2.09%
	2022		0.10%	3.20%	10.77	17.81	14,711,781	227,901,281	-18.28%	-15.71%	2.48%
	2021		0.10%	3.20%	13.14	21.25	15,384,134	288,980,814	6.66%	10.01%	1.98%
	2020		0.10%	3.20%	12.33	19.42	15,301,045	266,641,121	9.97%	13.44%	1.94%

LVIP SSGA Moderate Index Allocation Fund - Standard Class	2024		0.35%	0.75%	14.33	16.32	357,216	5,424,335	7.56%	8.00%	2.72%
	2023		0.35%	0.75%	13.32	15.17	318,204	4,516,722	12.72%	13.17%	2.14%
	2022		0.35%	0.75%	11.82	13.45	373,151	4,686,550	-16.05%	-15.71%	2.35%
	2021		0.35%	0.75%	14.07	16.01	455,114	6,757,072	9.57%	10.01%	2.50%
	2020		0.35%	0.75%	12.96	14.21	322,655	4,383,674	13.26%	13.43%	3.43%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	2024		0.00%	3.25%	9.41	22.98	12,260,713	232,153,656	5.51%	9.00%	2.25%
	2023		0.00%	3.25%	8.92	21.22	12,556,525	223,926,246	10.88%	14.54%	1.97%
	2022		0.00%	3.25%	11.25	18.65	12,463,323	198,626,794	-18.78%	-16.09%	2.30%
	2021		0.00%	3.25%	13.63	22.37	12,725,423	248,635,849	7.54%	10.98%	1.92%
	2020		0.10%	3.25%	12.74	20.27	12,635,048	227,795,061	10.35%	13.88%	2.17%

LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	2024		0.35%	0.70%	15.16	17.09	408,062	6,684,064	8.50%	8.88%	2.50%
	2023		0.35%	0.70%	13.93	15.75	410,048	6,173,416	14.02%	14.42%	2.23%
	2022		0.35%	0.70%	12.17	13.81	413,386	5,448,781	-16.47%	-16.17%	3.51%
	2021		0.35%	0.70%	14.52	16.54	294,849	4,754,600	10.59%	10.98%	2.13%
	2020		0.35%	0.70%	13.08	14.95	305,888	4,476,658	13.48%	13.88%	2.59%

LVIP SSGA Nasdaq-100 Index Fund - Service Class	2024		0.00%	1.65%	14.87	15.79	2,485,582	37,750,534	22.89%	24.94%	0.30%
	2023		0.00%	1.65%	12.10	12.64	2,126,871	26,100,446	51.60%	54.11%	0.43%
	2022		0.00%	1.65%	7.98	8.20	792,948	6,385,744	-33.99%	-32.89%	0.17%
	2021	6/7/2021	0.00%	1.65%	12.09	12.22	775,552	9,412,574	-1.72%	17.44%	0.14%

LVIP SSGA Nasdaq-100 Index Fund - Standard Class	2024		0.35%	0.75%	15.50	15.73	254,942	4,000,293	24.31%	24.81%	0.58%
	2023		0.35%	0.75%	12.47	12.60	232,867	2,929,595	53.35%	53.96%	0.87%
	2022		0.35%	0.75%	8.13	8.19	45,644	371,766	-33.23%	-32.96%	0.40%
	2021	6/17/2021	0.35%	0.75%	12.18	12.21	42,321	516,672	2.86%	15.15%	0.24%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP SSGA S&P 500 Index Fund - Service Class	2024		0.00%	3.55%	11.68	58.27	62,966,799	2,308,542,478	20.08%	24.42%	0.98%
	2023		0.00%	3.50%	9.71	45.85	58,489,033	1,806,088,970	21.38%	25.70%	1.26%
	2022		0.00%	3.45%	9.94	36.77	57,815,593	1,472,614,254	-21.28%	-18.51%	1.24%
	2021		0.00%	3.45%	14.39	45.48	56,655,128	1,867,313,439	23.76%	28.10%	1.05%
	2020		0.00%	3.45%	14.19	36.56	56,438,349	1,527,934,828	13.74%	17.62%	1.41%

LVIP SSGA S&P 500 Index Fund - Standard Class	2024		0.35%	3.20%	11.92	76.43	5,159,813	169,319,156	20.80%	24.29%	1.21%
	2023		0.35%	3.20%	9.85	61.65	5,019,749	136,706,343	22.04%	25.57%	1.54%
	2022		0.35%	3.20%	15.89	49.22	4,788,124	106,519,679	-20.88%	-18.59%	1.57%
	2021		0.35%	3.20%	20.08	60.61	4,307,583	121,967,033	24.38%	27.97%	1.38%
	2020		0.35%	3.20%	16.15	47.48	3,769,835	87,912,941	14.32%	17.62%	1.73%

LVIP SSGA Short-Term Bond Index Fund - Service Class	2024		0.00%	3.45%	9.14	11.41	22,930,862	240,242,783	1.08%	4.63%	4.95%
	2023		0.00%	3.45%	9.05	10.91	19,902,077	201,866,109	1.35%	4.91%	2.90%
	2022		0.00%	3.45%	8.93	10.40	19,171,798	188,139,629	-6.96%	-3.69%	1.25%
	2021		0.00%	3.45%	9.59	10.80	16,322,399	168,729,878	-4.13%	-0.77%	0.75%
	2020		0.00%	3.45%	10.01	10.90	14,630,291	154,373,662	-0.11%	3.29%	1.74%

LVIP SSGA Short-Term Bond Index Fund - Standard Class	2024		0.35%	1.90%	10.31	11.38	1,350,490	15,242,935	2.91%	4.52%	5.11%
	2023		0.35%	1.90%	10.02	10.89	1,055,828	11,424,021	3.19%	4.80%	3.32%
	2022		0.35%	1.90%	9.71	10.40	766,009	7,917,224	-5.27%	-3.79%	1.54%
	2021		0.35%	1.90%	10.25	10.81	581,124	6,246,840	-2.39%	-0.87%	0.98%
	2020		0.35%	1.90%	10.50	10.91	545,833	5,930,586	1.69%	3.28%	2.45%

LVIP SSGA Small-Cap Index Fund - Service Class	2024		0.00%	3.55%	8.59	32.50	22,362,981	479,661,134	7.00%	10.87%	1.61%
	2023		0.00%	3.45%	8.01	29.49	22,115,976	438,860,983	12.27%	16.21%	1.08%
	2022		0.00%	3.45%	7.83	26.08	21,358,602	372,961,199	-23.67%	-20.98%	0.91%
	2021		0.00%	3.45%	14.20	33.99	21,674,967	493,880,458	10.39%	14.27%	0.59%
	2020		0.00%	3.45%	13.00	30.64	22,387,107	458,339,604	14.87%	18.78%	0.84%

LVIP SSGA Small-Cap Index Fund - Standard Class	2024		0.35%	2.20%	8.97	47.49	1,210,933	24,784,427	8.73%	10.76%	1.95%
	2023		0.35%	2.20%	8.25	42.98	986,980	18,106,890	13.97%	16.09%	1.30%
	2022		0.35%	2.05%	14.46	37.12	982,185	15,790,701	-22.39%	-21.06%	1.26%
	2021		0.35%	2.05%	18.38	47.14	838,904	17,434,045	12.23%	14.16%	0.95%
	2020		0.35%	2.05%	16.17	41.40	701,784	13,407,917	16.78%	18.78%	1.19%

LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	2024		0.20%	3.30%	8.80	17.19	37,217,091	572,941,290	7.45%	10.83%	2.17%
	2023		0.20%	3.25%	10.71	15.57	42,614,913	600,089,817	9.78%	13.18%	0.96%
	2022		0.20%	3.25%	9.66	13.81	42,531,521	536,214,936	-21.18%	-18.73%	0.77%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2021		0.20%	3.25%	12.93	17.06	42,507,737	667,995,657	12.25%	15.72%	2.38%
	2020		0.20%	3.25%	11.21	14.80	45,116,933	621,268,121	9.47%	12.86%	1.87%

LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	2024		0.60%	1.90%	15.21	17.69	3,304	56,510	9.23%	10.66%	2.43%
	2023		0.60%	1.90%	13.92	15.99	3,766	58,179	11.55%	13.01%	1.30%
	2022		0.65%	1.90%	12.48	14.08	3,160	43,085	-19.90%	-18.89%	0.99%
	2021		0.65%	1.90%	15.58	17.36	3,581	60,480	14.05%	15.49%	2.55%
	2020		0.65%	1.90%	13.66	15.03	4,049	59,258	11.24%	12.63%	2.06%

LVIP Structured Conservative Allocation Fund - Service Class	2024		0.00%	3.20%	9.18	17.24	6,891,294	103,171,445	2.85%	6.20%	2.89%
	2023		0.00%	3.20%	10.19	16.34	7,759,027	111,245,707	6.53%	9.99%	2.25%
	2022		0.00%	3.00%	9.89	14.95	8,881,299	118,021,389	-16.08%	-13.52%	3.43%
	2021		0.00%	3.00%	12.84	17.40	9,797,011	152,969,580	4.00%	7.06%	3.46%
	2020		0.10%	3.15%	12.14	16.35	10,324,762	152,778,106	6.17%	9.29%	1.85%

LVIP Structured Conservative Allocation Fund - Standard Class	2024		0.35%	0.90%	13.69	17.24	72,596	1,112,311	5.50%	6.09%	3.13%
	2023		0.35%	0.90%	12.93	16.34	74,223	1,076,559	9.28%	9.88%	2.36%
	2022		0.35%	0.90%	11.78	14.95	94,159	1,223,650	-14.07%	-13.60%	3.95%
	2021		0.35%	0.90%	13.66	14.52	92,945	1,409,656	6.89%	7.05%	4.99%
	2020		0.35%	0.50%	13.57	13.57	66,752	888,686	9.24%	9.24%	2.17%

LVIP Structured Moderate Allocation Fund - Service Class	2024		0.00%	3.25%	9.62	21.42	26,533,168	479,444,676	5.65%	9.14%	3.20%
	2023		0.00%	3.30%	9.10	19.75	30,010,350	507,683,994	9.15%	12.81%	2.25%
	2022		0.00%	3.30%	10.41	17.61	33,996,840	521,886,022	-16.19%	-13.38%	4.10%
	2021		0.00%	3.30%	12.28	20.45	37,555,749	680,018,510	8.24%	11.76%	4.28%
	2020		0.10%	3.30%	11.48	18.30	41,297,854	678,863,049	6.03%	9.48%	2.19%

LVIP Structured Moderate Allocation Fund - Standard Class	2024		0.35%	0.70%	15.91	16.92	83,990	1,362,354	8.65%	9.03%	3.49%
	2023		0.35%	0.70%	14.62	15.52	97,110	1,444,711	12.30%	12.69%	2.66%
	2022		0.35%	0.70%	12.99	13.78	97,936	1,293,276	-13.76%	-13.45%	4.10%
	2021		0.35%	0.70%	15.03	15.93	115,842	1,764,213	11.59%	11.76%	5.90%
	2020		0.35%	0.50%	13.56	14.26	99,081	1,351,763	9.42%	9.47%	3.03%

LVIP Structured Moderately Aggressive Allocation Fund - Service Class	2024		0.00%	3.25%	9.80	22.93	14,679,914	285,135,112	6.68%	10.21%	2.97%
	2023		0.00%	3.25%	9.19	20.94	16,540,908	298,272,339	10.34%	13.98%	2.22%
	2022		0.00%	3.15%	11.02	18.49	18,305,093	297,011,477	-16.04%	-13.35%	4.39%
	2021		0.00%	3.15%	14.51	21.48	20,167,629	384,870,969	9.87%	13.28%	4.69%
	2020		0.10%	3.15%	12.97	19.07	22,118,933	378,544,559	5.63%	8.90%	2.26%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	2024		0.35%	0.75%	16.33	17.64	146,326	2,471,883	9.65%	10.09%	3.30%
	2023		0.35%	0.75%	14.89	16.03	179,920	2,761,291	13.42%	13.88%	2.96%
	2022		0.35%	0.75%	13.13	14.09	156,051	2,108,521	-13.78%	-13.44%	4.70%
	2021		0.35%	0.75%	15.23	16.28	178,662	2,789,953	12.83%	13.28%	5.29%
	2020		0.35%	0.75%	13.49	14.38	179,244	2,475,931	8.46%	8.90%	2.64%

LVIP T. Rowe Price 2010 Fund - Service Class	2022		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.07%
	2021		0.75%	2.80%	13.62	18.38	295,210	4,803,174	5.34%	7.52%	2.40%
	2020		0.75%	2.80%	12.93	17.10	333,829	5,066,575	8.92%	11.18%	1.86%

LVIP T. Rowe Price 2020 Fund - Service Class	2024		0.60%	2.85%	11.06	19.52	422,596	6,792,613	5.47%	7.87%	2.24%
	2023		0.60%	2.85%	10.47	18.09	476,141	7,236,986	10.09%	12.59%	2.25%
	2022		0.60%	2.80%	11.40	16.07	492,128	6,711,010	-17.73%	-15.90%	2.60%
	2021		0.60%	2.80%	13.86	19.11	543,426	8,904,846	6.92%	9.29%	2.73%
	2020		0.60%	2.80%	12.96	17.13	579,091	8,738,482	9.87%	12.14%	2.19%

LVIP T. Rowe Price 2030 Fund - Service Class	2024		0.60%	2.85%	12.95	20.69	256,380	4,392,411	7.05%	9.49%	1.88%
	2023		0.60%	2.95%	11.92	18.90	288,652	4,567,229	12.48%	15.15%	1.99%
	2022		0.60%	2.80%	11.64	16.41	264,671	3,638,973	-19.36%	-17.57%	1.94%
	2021		0.60%	2.80%	14.44	19.91	271,974	4,578,916	10.18%	12.63%	2.03%
	2020		0.60%	2.85%	13.01	17.32	280,225	4,233,552	11.74%	14.11%	1.85%

LVIP T. Rowe Price 2040 Fund - Service Class	2024		0.90%	2.95%	13.98	20.37	238,923	4,058,052	9.49%	11.75%	1.44%
	2023		0.90%	2.95%	12.77	18.23	301,933	4,766,365	15.43%	17.82%	1.45%
	2022		0.90%	2.55%	11.96	15.47	317,093	4,278,879	-20.01%	-18.68%	1.52%
	2021		0.90%	2.60%	14.84	19.03	326,689	5,572,231	13.65%	15.59%	2.35%
	2020		0.90%	2.85%	12.62	16.46	342,267	5,085,929	13.07%	15.29%	1.71%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	2024		0.00%	3.55%	9.67	76.43	8,046,876	377,805,195	19.06%	23.36%	0.09%
	2023		0.00%	3.45%	8.11	62.80	8,066,216	333,118,286	16.77%	20.87%	0.00%
	2022		0.00%	3.45%	7.68	52.66	7,965,707	285,169,419	-27.27%	-24.71%	0.00%
	2021		0.00%	3.50%	13.81	70.90	7,775,951	390,215,525	9.65%	13.56%	0.01%
	2020		0.00%	3.50%	18.67	63.28	7,668,665	352,552,658	26.85%	31.23%	0.00%

LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	2024		0.35%	3.10%	9.87	81.53	138,213	4,834,304	19.90%	23.24%	0.34%
	2023		0.35%	3.10%	8.22	66.79	123,042	3,663,540	17.47%	20.75%	0.03%
	2022		0.35%	3.10%	18.03	55.84	131,391	3,410,846	-26.83%	-24.79%	0.02%
	2021		0.35%	3.10%	24.07	74.95	117,791	4,602,933	10.37%	13.45%	0.01%
	2020		0.35%	3.10%	21.30	66.70	156,621	5,084,044	27.67%	31.23%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	2024		0.30%	3.25%	12.26	14.69	15,131,232	206,242,755	11.13%	14.46%	1.93%
	2023		0.30%	3.25%	11.03	12.83	14,759,447	177,976,964	11.83%	15.17%	1.21%
	2022		0.30%	3.20%	9.88	11.14	14,540,281	154,235,401	-24.23%	-21.99%	1.22%
	2021		0.30%	3.20%	13.09	14.29	13,400,286	184,408,512	14.28%	17.53%	2.54%
	2020		0.30%	3.15%	11.45	12.15	10,939,691	129,743,309	4.96%	7.94%	1.68%

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	2024		0.50%	1.85%	13.56	14.73	106,653	1,566,060	12.98%	14.51%	2.37%
	2023		0.50%	0.50%	12.86	12.86	92,760	1,189,255	15.23%	15.23%	1.46%
	2022		0.50%	0.50%	11.16	11.16	90,451	1,009,832	-21.96%	-21.96%	1.40%
	2021		0.50%	0.50%	14.31	14.31	89,087	1,274,421	17.59%	17.59%	2.85%
	2020		0.50%	0.50%	12.16	12.16	71,114	865,106	7.99%	7.99%	2.06%

LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	2024		0.30%	3.55%	9.33	16.28	125,115,940	1,846,317,821	9.32%	12.93%	2.19%
	2023		0.30%	3.45%	8.49	14.42	130,070,571	1,711,071,418	10.84%	14.38%	1.38%
	2022		0.30%	3.45%	9.72	12.60	133,131,661	1,541,796,315	-23.04%	-20.57%	1.32%
	2021		0.30%	3.45%	12.63	15.87	131,802,458	1,935,606,062	11.18%	14.74%	2.52%
	2020		0.30%	3.45%	11.49	13.83	130,329,819	1,680,865,371	4.78%	7.91%	1.59%

LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2024		0.50%	1.85%	14.10	16.35	211,668	3,457,763	11.48%	12.99%	2.66%
	2023		0.50%	1.85%	12.65	14.47	184,605	2,668,611	12.92%	14.45%	1.50%
	2022		0.50%	1.85%	11.20	12.64	214,528	2,710,228	-21.60%	-20.53%	1.54%
	2021		0.50%	1.85%	15.48	15.91	213,759	3,397,774	14.62%	14.79%	3.13%
	2020		0.50%	0.65%	13.51	13.86	158,680	2,198,397	7.80%	7.96%	2.10%

LVIP Vanguard Bond Allocation Fund - Service Class	2024		0.00%	3.55%	7.43	10.82	103,355,309	982,199,328	-2.35%	1.18%	3.57%
	2023		0.00%	3.45%	7.58	10.76	92,759,226	883,207,114	2.15%	5.73%	3.14%
	2022		0.00%	3.45%	7.41	10.23	85,817,657	783,495,027	-16.52%	-13.58%	1.73%
	2021		0.00%	3.45%	8.86	11.91	88,579,381	948,844,590	-4.88%	-1.54%	1.24%
	2020		0.00%	3.45%	9.29	12.17	77,054,911	851,083,977	1.84%	5.31%	1.30%

LVIP Vanguard Bond Allocation Fund - Standard Class	2024		0.35%	2.05%	9.09	11.19	5,784,521	58,737,987	-0.64%	1.07%	3.99%
	2023		0.35%	2.05%	9.15	11.10	4,403,934	44,393,752	3.85%	5.63%	3.43%
	2022		0.35%	2.05%	8.81	10.54	3,891,265	37,224,697	-15.13%	-13.67%	1.98%
	2021		0.35%	2.05%	10.38	12.23	3,953,945	43,910,638	-3.29%	-1.63%	1.60%
	2020		0.35%	2.05%	10.74	12.47	2,571,417	29,318,795	3.54%	5.31%	1.68%

LVIP Vanguard Domestic Equity ETF Fund - Service Class	2024		0.00%	3.25%	11.22	47.55	14,105,921	485,760,216	17.90%	21.80%	0.91%
	2023		0.00%	3.30%	9.51	39.38	14,844,440	432,586,680	20.86%	24.91%	1.13%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.00%	3.30%	11.51	31.79	14,882,607	356,703,140	-21.58%	-18.95%	1.02%
	2021		0.00%	3.30%	14.34	39.56	14,475,983	443,944,289	21.35%	25.42%	1.02%
	2020		0.00%	3.30%	16.15	31.81	14,022,412	356,405,000	15.65%	19.41%	1.19%

LVIP Vanguard Domestic Equity ETF Fund - Standard Class	2024		0.35%	2.05%	27.08	45.79	997,324	29,909,067	19.63%	21.67%	1.24%
	2023		0.35%	2.05%	22.34	37.73	903,989	22,651,667	22.68%	24.78%	1.40%
	2022		0.35%	2.05%	17.98	30.31	893,587	18,335,143	-20.39%	-19.03%	1.22%
	2021		0.35%	2.05%	22.29	37.53	901,614	23,026,286	23.19%	25.30%	1.29%
	2020		0.35%	2.05%	17.86	30.02	561,413	12,620,831	17.51%	19.41%	1.75%

LVIP Vanguard International Equity ETF Fund - Service Class	2024		0.00%	3.30%	8.76	16.61	21,111,531	291,140,677	0.25%	3.62%	2.42%
	2023		0.00%	3.30%	8.78	16.16	20,570,786	278,255,126	11.34%	15.07%	2.90%
	2022		0.00%	3.30%	8.19	14.17	20,499,157	244,758,115	-19.54%	-16.83%	2.34%
	2021		0.00%	3.30%	11.56	17.18	19,569,299	285,388,076	4.39%	7.89%	2.71%
	2020		0.00%	3.30%	11.08	16.06	17,488,930	240,447,642	7.02%	10.50%	2.01%

LVIP Vanguard International Equity ETF Fund - Standard Class	2024		0.35%	2.05%	13.18	16.38	1,771,527	27,021,539	1.76%	3.50%	2.79%
	2023		0.35%	2.05%	12.95	15.87	1,647,193	24,331,463	13.03%	14.96%	3.17%
	2022		0.35%	2.05%	11.46	13.84	1,670,397	21,510,342	-18.32%	-16.92%	2.59%
	2021		0.35%	2.05%	14.03	16.70	1,568,440	24,400,403	5.97%	7.78%	3.11%
	2020		0.35%	2.05%	13.29	15.53	1,037,297	15,093,131	8.75%	10.51%	2.39%

LVIP Wellington Capital Growth Fund - Service Class	2023		0.00%	3.25%	8.26	55.17	9,678,836	394,002,013	33.93%	38.35%	0.00%
	2022		0.00%	3.15%	7.14	40.19	11,057,868	338,112,468	-35.56%	-33.49%	0.00%
	2021		0.00%	3.20%	13.26	60.92	10,971,448	518,385,899	13.08%	16.83%	0.00%
	2020		0.00%	3.20%	24.81	52.57	12,327,705	512,853,327	38.25%	42.53%	0.00%

LVIP Wellington Capital Growth Fund - Standard Class	2023		0.35%	0.75%	27.35	28.17	173,954	4,895,173	37.66%	38.22%	0.00%
	2022		0.35%	0.75%	19.87	25.41	181,736	3,703,955	-33.83%	-33.56%	0.00%
	2021		0.35%	0.75%	30.02	38.26	239,895	7,357,807	16.24%	16.71%	0.00%
	2020		0.35%	0.75%	25.83	32.80	208,634	5,489,830	41.96%	42.53%	0.00%

LVIP Wellington SMID Cap Value Fund - Service Class	2024		0.00%	3.30%	10.62	35.74	5,981,677	140,173,139	8.40%	12.04%	1.01%
	2023		0.00%	3.30%	9.81	32.51	6,556,261	139,644,867	13.15%	16.95%	0.73%
	2022		0.00%	3.30%	10.52	28.64	6,703,813	124,501,880	-13.15%	-10.23%	0.51%
	2021		0.00%	3.30%	14.69	32.85	7,097,240	150,529,032	23.75%	27.75%	0.25%
	2020		0.10%	3.30%	11.87	26.46	7,483,757	126,307,186	-1.78%	1.42%	0.70%

LVIP Wellington SMID Cap Value Fund - Standard Class	2024		0.35%	0.75%	19.62	21.55	78,945	1,617,889	11.48%	11.92%	1.33%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.35%	0.75%	17.60	19.26	79,236	1,457,962	16.36%	16.83%	0.82%
	2022		0.35%	0.75%	15.12	16.50	97,734	1,535,261	-10.67%	-10.31%	0.77%
	2021		0.35%	0.75%	16.93	18.40	105,682	1,851,301	27.24%	27.75%	0.53%
	2020		0.35%	0.75%	13.30	14.41	79,861	1,094,602	1.01%	1.42%	1.27%

LVIP Western Asset Core Bond Fund - Service Class	2024		0.00%	3.45%	7.86	10.47	49,185,537	463,116,867	-2.96%	0.44%	6.48%
	2023		0.00%	3.45%	8.05	10.44	45,204,144	429,877,704	2.59%	6.19%	11.02%
	2022		0.00%	3.45%	8.15	9.84	40,328,940	366,845,336	-19.45%	-16.62%	2.68%
	2021		0.00%	3.50%	9.86	11.81	41,923,985	464,021,963	-5.34%	-1.97%	2.24%
	2020		0.00%	3.50%	10.66	12.06	32,920,950	377,085,529	4.99%	8.62%	2.37%

LVIP Western Asset Core Bond Fund - Standard Class	2024		0.35%	1.95%	9.22	10.42	1,445,133	14,890,522	-1.25%	0.34%	6.17%
	2023		0.35%	2.05%	9.28	10.38	1,536,816	15,798,526	3.78%	5.56%	10.66%
	2022		0.35%	2.05%	8.94	9.84	1,535,528	14,982,326	-18.11%	-16.71%	3.11%
	2021		0.35%	2.05%	10.92	11.81	1,384,325	16,261,219	-3.71%	-2.06%	2.76%
	2020		0.35%	2.05%	11.34	12.06	869,160	10,437,613	6.79%	8.62%	2.60%

Macquarie VIP Asset Strategy Series - Service Class	2024		0.00%	1.65%	11.11	18.65	517,976	7,372,617	10.60%	12.44%	1.82%
	2023		0.00%	1.65%	11.78	16.60	590,906	7,607,596	12.07%	13.94%	2.21%
	2022		0.00%	1.65%	10.38	14.59	574,110	6,586,252	-16.14%	-14.74%	1.49%
	2021		0.00%	1.65%	12.22	17.12	635,573	8,672,969	8.63%	10.33%	1.55%
	2020		0.10%	1.65%	12.16	15.52	703,184	8,823,953	12.01%	13.76%	1.96%

Macquarie VIP Asset Strategy Series - Standard Class	2024		0.35%	0.75%	17.51	18.11	7,796	136,686	11.91%	12.36%	0.62%
	2023		0.35%	0.35%	16.12	16.12	59,185	953,182	13.87%	13.87%	2.53%
	2022		0.35%	0.35%	14.15	14.15	58,024	821,200	-14.87%	-14.87%	1.86%
	2021		0.35%	0.35%	16.62	16.62	58,140	966,551	10.33%	10.33%	1.90%
	2020		0.75%	0.75%	14.80	14.80	1,341	19,852	13.31%	13.31%	3.81%

Macquarie VIP Emerging Markets Series - Service Class	2024		0.00%	3.55%	7.13	53.54	10,307,037	198,743,782	1.11%	4.77%	2.26%
	2023		0.00%	3.40%	6.84	52.05	11,367,979	217,538,369	9.65%	13.45%	1.27%
	2022		0.00%	3.20%	7.98	46.74	12,293,097	216,566,103	-30.09%	-27.81%	3.86%
	2021		0.00%	3.20%	11.41	65.96	12,135,768	309,342,381	-6.18%	-3.13%	0.06%
	2020		0.00%	3.20%	12.16	69.36	11,969,697	322,522,115	20.76%	24.57%	0.50%

Macquarie VIP Emerging Markets Series - Standard Class	2024		0.35%	0.80%	12.44	14.75	98,276	1,376,809	4.25%	4.72%	2.59%
	2023		0.35%	0.80%	11.93	14.08	103,302	1,385,231	12.89%	13.40%	1.70%
	2022		0.35%	0.80%	10.57	12.42	128,406	1,534,527	-28.16%	-27.84%	4.14%
	2021		0.35%	0.80%	14.71	17.21	87,920	1,433,474	-3.61%	-3.18%	0.33%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	0.80%	15.26	17.78	70,070	1,177,042	24.09%	24.65%	0.76%

Macquarie VIP Energy Series - Service Class	2024		0.00%	1.65%	5.66	23.61	1,518,959	10,337,446	-7.14%	-5.60%	3.01%
	2023		0.00%	1.65%	6.10	25.01	1,782,924	12,927,543	2.31%	4.02%	2.34%
	2022		0.10%	1.65%	5.96	8.97	3,989,625	29,059,740	48.01%	50.32%	3.61%
	2021		0.10%	1.65%	4.03	5.97	2,343,731	10,828,195	39.68%	41.85%	1.59%
	2020		0.10%	1.65%	2.88	3.86	2,186,329	7,199,941	-37.87%	-37.02%	2.63%

Macquarie VIP Energy Series - Standard Class	2024		0.35%	0.35%	8.83	8.83	44,609	393,973	-5.71%	-5.71%	2.89%
	2023		0.35%	0.75%	9.09	9.37	50,390	471,893	3.45%	3.86%	3.32%
	2022		0.35%	0.75%	8.79	9.02	49,567	446,935	49.74%	50.34%	3.34%
	2021		0.35%	0.75%	6.00	6.00	27,946	167,585	41.83%	41.83%	1.77%
	2020		0.35%	0.35%	4.23	4.23	21,306	90,111	-36.89%	-36.89%	3.74%

Macquarie VIP High Income Series - Service Class	2024		0.00%	1.70%	10.15	14.25	1,997,487	25,016,111	4.41%	6.19%	6.56%
	2023		0.00%	1.70%	9.68	13.46	1,839,215	22,134,531	9.87%	11.75%	6.23%
	2022		0.00%	1.70%	8.77	12.08	1,928,643	21,103,704	-12.47%	-10.97%	6.50%
	2021		0.00%	1.70%	11.41	13.61	2,173,663	27,115,967	4.33%	5.96%	6.06%
	2020		0.10%	1.65%	11.00	12.87	2,449,277	29,455,610	4.29%	5.92%	6.60%

Macquarie VIP High Income Series - Standard Class	2024		0.35%	2.05%	12.08	14.33	361,225	5,130,565	4.28%	6.07%	5.90%
	2023		0.35%	2.05%	11.59	13.51	230,949	3,083,696	10.09%	11.98%	6.10%
	2022		0.35%	2.05%	10.52	12.07	164,835	1,972,563	-12.85%	-11.35%	7.21%
	2021		0.35%	2.05%	12.08	13.61	155,210	2,095,089	4.17%	5.96%	5.90%
	2020		0.35%	2.05%	11.59	12.85	111,787	1,427,988	4.14%	5.93%	7.31%

Macquarie VIP International Core Equity Series - Standard Class	2024	4/26/2024	1.40%	1.65%	21.64	22.70	2,615	56,617	-1.51%	-1.34%	1.23%

Macquarie VIP Mid Cap Growth Series - Service Class	2024		0.00%	1.70%	8.46	26.73	1,379,514	26,406,896	0.48%	2.20%	0.00%
	2023		0.00%	1.70%	8.41	26.24	1,705,357	32,495,096	17.60%	19.61%	0.00%
	2022		0.00%	1.70%	7.15	22.00	1,502,826	24,858,884	-31.96%	-30.79%	0.00%
	2021		0.00%	1.70%	14.06	31.88	1,383,925	35,551,587	14.39%	16.24%	0.00%
	2020		0.10%	1.70%	18.20	27.48	1,084,116	25,363,036	46.49%	48.85%	0.00%

Macquarie VIP Mid Cap Growth Series - Standard Class	2024		0.35%	1.85%	22.17	25.73	199,934	4,977,255	0.59%	2.11%	0.00%
	2023		0.35%	1.85%	22.04	25.28	223,367	5,454,551	17.70%	19.47%	0.00%
	2022		0.35%	1.85%	18.72	21.24	241,180	4,935,031	-31.90%	-30.87%	0.00%
	2021		0.35%	2.05%	27.49	30.83	251,257	7,444,775	14.51%	16.24%	0.00%
	2020		0.35%	1.85%	24.01	26.61	238,971	6,098,160	46.64%	48.85%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

Macquarie VIP Science and Technology Series - Service Class	2024		0.00%	1.65%	12.15	37.66	1,776,992	50,437,077	28.46%	30.59%	0.00%
	2023		0.00%	1.65%	9.57	28.87	2,195,413	48,551,697	36.79%	39.06%	0.00%
	2022		0.00%	1.65%	6.97	20.78	2,230,570	36,618,457	-32.96%	-31.84%	0.00%
	2021		0.00%	1.65%	19.58	30.52	2,311,530	57,682,468	13.28%	15.05%	0.00%
	2020		0.10%	1.65%	17.23	26.52	2,076,980	47,809,614	33.15%	35.23%	0.00%

Macquarie VIP Science and Technology Series - Standard Class	2024		0.35%	0.75%	35.44	36.65	76,827	2,795,875	29.94%	30.46%	0.00%
	2023		0.35%	0.75%	27.27	28.09	79,894	2,230,555	38.31%	38.86%	0.00%
	2022		0.35%	0.75%	19.72	20.23	66,131	1,331,705	-32.16%	-31.89%	0.00%
	2021		0.35%	0.75%	29.07	29.70	72,720	2,150,899	14.59%	15.05%	0.00%
	2020		0.35%	0.75%	25.36	25.81	82,599	2,123,737	34.69%	35.23%	0.00%

Macquarie VIP Small Cap Growth Series - Service Class	2024		0.00%	1.65%	14.14	20.53	1,023,596	16,020,560	12.39%	14.26%	0.00%
	2023		0.00%	1.65%	12.54	17.99	906,817	12,773,105	11.19%	13.04%	0.00%
	2022		0.00%	1.65%	11.25	15.93	755,287	9,679,839	-27.97%	-26.77%	0.00%
	2021		0.00%	1.65%	15.57	21.76	656,146	11,851,738	2.29%	3.88%	0.88%
	2020		0.10%	1.65%	15.17	20.95	446,934	8,213,947	35.41%	37.53%	0.00%

Macquarie VIP Small Cap Growth Series - Standard Class	2024		0.35%	0.75%	19.57	20.23	58,858	1,182,046	13.67%	14.13%	0.00%
	2023		0.35%	0.75%	17.21	17.73	75,970	1,341,749	12.54%	12.99%	0.00%
	2022		0.35%	0.75%	15.29	15.69	72,158	1,128,392	-27.18%	-26.90%	0.00%
	2021		0.35%	0.75%	21.00	21.46	36,149	773,314	3.47%	3.88%	1.04%
	2020		0.35%	0.75%	20.66	20.66	20,405	420,696	37.53%	37.53%	0.00%

Macquarie VIP Small Cap Value Series - Service Class	2024		0.00%	3.55%	9.48	69.66	13,336,051	447,394,911	7.15%	11.02%	1.01%
	2023		0.00%	3.55%	8.83	63.63	14,259,135	451,460,551	5.29%	9.10%	0.63%
	2022		0.00%	3.30%	10.41	59.15	13,992,830	425,921,776	-15.21%	-12.36%	0.52%
	2021		0.00%	3.30%	14.76	68.44	14,317,725	524,665,809	29.67%	34.01%	0.62%
	2020		0.00%	3.30%	11.07	51.79	15,945,578	456,544,703	-5.35%	-2.27%	1.03%

Macquarie VIP Small Cap Value Series - Standard Class	2024		0.35%	2.95%	9.67	71.61	247,736	8,750,758	8.08%	10.93%	1.35%
	2023		0.35%	3.00%	8.95	65.23	238,738	7,132,287	6.21%	9.06%	0.97%
	2022		0.35%	3.00%	13.30	60.44	260,511	7,324,209	-14.69%	-12.40%	0.85%
	2021		0.35%	3.00%	15.60	69.73	262,637	9,029,082	30.45%	33.95%	0.83%
	2020		0.35%	3.00%	11.96	52.60	265,660	7,234,899	-4.80%	-2.25%	1.38%

MFS® VIT Growth Series - Initial Class	2024		0.35%	1.65%	33.91	82.73	92,238	5,056,648	29.32%	31.01%	0.00%
	2023		0.35%	2.35%	25.99	73.53	109,081	4,886,672	32.71%	35.39%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.35%	2.35%	19.27	55.30	144,175	4,511,849	-33.23%	-31.87%	0.00%
	2021		0.35%	2.35%	28.40	82.65	155,606	7,451,183	20.66%	23.10%	0.00%
	2020		0.35%	2.35%	23.57	68.35	163,417	6,464,207	28.80%	31.40%	0.00%

MFS® VIT Growth Series - Service Class	2024		0.00%	3.45%	10.81	98.00	5,524,182	283,339,501	26.70%	31.15%	0.00%
	2023		0.00%	3.45%	8.53	75.70	5,579,059	233,062,846	30.92%	35.51%	0.00%
	2022		0.00%	3.45%	7.92	56.60	6,093,976	195,024,845	-34.12%	-31.80%	0.00%
	2021		0.00%	3.50%	15.48	84.08	5,806,384	288,785,022	19.00%	23.11%	0.00%
	2020		0.10%	3.50%	20.31	69.12	6,219,425	260,005,428	27.01%	31.40%	0.00%

MFS® VIT Total Return Series - Initial Class	2024		0.35%	2.15%	16.61	34.35	179,104	4,833,417	5.46%	7.38%	2.36%
	2023		0.35%	2.35%	15.52	32.33	207,526	5,443,560	7.88%	10.06%	2.02%
	2022		0.35%	2.35%	13.93	29.69	215,189	5,226,093	-11.68%	-9.90%	1.69%
	2021		0.35%	2.35%	15.52	33.30	236,435	6,507,398	11.47%	13.72%	1.74%
	2020		0.35%	2.35%	13.86	29.59	228,799	5,934,363	7.26%	9.43%	2.25%

MFS® VIT Total Return Series - Service Class	2024		0.00%	3.30%	9.75	29.65	6,023,537	130,479,977	3.97%	7.46%	2.27%
	2023		0.00%	3.30%	9.32	27.98	6,280,944	130,660,092	6.64%	10.22%	1.85%
	2022		0.00%	3.30%	11.06	25.74	6,346,168	121,727,885	-12.77%	-9.84%	1.47%
	2021		0.00%	3.30%	12.32	28.96	6,314,264	138,397,311	10.14%	13.72%	1.63%
	2020		0.10%	3.30%	12.33	25.79	5,967,271	117,534,549	5.96%	9.41%	2.11%

MFS® VIT Utilities Series - Initial Class	2024		0.35%	2.35%	17.57	70.42	169,125	5,532,513	9.07%	11.27%	2.37%
	2023		0.35%	2.35%	15.86	64.44	144,969	4,880,101	-4.38%	-2.45%	3.51%
	2022		0.35%	2.35%	16.32	67.26	132,933	5,332,263	-1.59%	0.40%	2.47%
	2021		0.35%	2.35%	16.32	68.21	139,736	6,274,044	11.44%	13.69%	1.69%
	2020		0.35%	2.35%	14.41	61.08	144,958	6,100,493	3.44%	5.53%	2.48%

MFS® VIT Utilities Series - Service Class	2024		0.00%	3.55%	10.26	71.22	4,177,902	137,957,473	7.46%	11.34%	2.04%
	2023		0.00%	3.30%	9.52	65.16	4,477,110	144,378,608	-5.50%	-2.33%	3.29%
	2022		0.00%	3.20%	12.49	67.96	4,970,955	168,043,315	-2.69%	0.48%	2.23%
	2021		0.00%	3.20%	13.65	68.90	4,781,218	179,773,953	10.24%	13.71%	1.53%
	2020		0.10%	3.20%	13.85	61.66	5,198,996	174,749,677	2.29%	5.52%	2.22%

MFS® VIT II Core Equity Portfolio - Service Class	2024		1.35%	2.65%	11.30	64.87	27,287	1,413,155	16.74%	18.26%	0.38%
	2023		1.30%	2.65%	41.57	55.42	34,450	1,532,433	19.58%	21.21%	0.31%
	2022		1.30%	2.65%	28.29	45.72	42,241	1,616,056	-19.65%	-18.55%	0.09%
	2021		1.30%	2.65%	35.15	56.14	47,756	2,253,606	21.79%	23.44%	0.27%
	2020		1.30%	2.65%	28.82	45.48	89,087	3,321,776	15.29%	16.86%	0.50%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

MFS® VIT II International Intrinsic Value Portfolio - Initial Class	2024		0.35%	0.80%	16.91	19.42	120,365	2,108,193	6.39%	6.87%	1.34%
	2023		0.35%	0.80%	15.89	18.18	108,562	1,782,085	16.72%	17.24%	0.76%
	2022		0.35%	0.80%	13.61	15.51	125,942	1,771,590	-24.17%	-23.83%	0.81%
	2021		0.35%	0.80%	17.93	20.37	106,119	1,963,003	9.68%	10.17%	0.34%
	2020		0.35%	0.80%	16.34	18.50	87,893	1,481,377	19.56%	20.10%	0.99%

MFS® VIT II International Intrinsic Value Portfolio - Service Class	2024		0.00%	1.65%	9.75	19.11	2,142,379	32,942,781	5.22%	6.97%	1.15%
	2023		0.00%	1.65%	9.26	17.92	2,216,639	32,722,035	15.45%	17.37%	0.47%
	2022		0.00%	1.65%	8.02	15.32	2,493,155	32,522,785	-25.00%	-23.75%	0.50%
	2021		0.00%	1.65%	14.33	20.15	2,542,199	44,739,576	8.47%	10.17%	0.14%
	2020		0.10%	1.65%	13.17	18.32	2,137,742	35,857,353	18.24%	20.09%	0.78%

Morgan Stanley VIF Global Infrastructure Portfolio - Class I	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.12%
	2023		0.35%	0.75%	13.35	14.80	109,080	1,502,129	3.77%	4.18%	2.57%
	2022		0.35%	0.75%	12.87	14.21	98,423	1,301,336	-8.70%	-8.34%	3.22%
	2021		0.35%	0.75%	14.09	15.51	49,126	709,757	13.41%	13.86%	2.51%
	2020		0.35%	0.75%	12.43	13.63	33,131	422,932	-1.89%	-1.50%	1.58%

Morgan Stanley VIF Global Infrastructure Portfolio - Class II	2024		0.00%	0.00%	—	—	—	—	0.00%	0.00%	2.62%
	2023		0.00%	1.65%	11.42	14.10	642,025	8,410,698	2.56%	4.27%	1.95%
	2022		0.00%	1.65%	10.95	14.00	865,132	11,153,151	-9.82%	-8.32%	2.96%
	2021		0.00%	1.65%	12.91	15.32	735,403	10,344,653	12.14%	13.89%	2.30%
	2020		0.10%	1.65%	11.48	13.48	729,430	9,008,126	-3.05%	-1.53%	1.40%

Morgan Stanley VIF Growth Portfolio - Class II	2024		0.65%	2.55%	19.19	148.99	28,961	3,071,008	56.96%	59.97%	0.00%
	2023		0.65%	2.55%	12.24	93.14	36,522	2,422,425	44.59%	47.36%	0.00%
	2022		0.65%	2.55%	25.14	63.20	34,865	1,828,101	-61.17%	-60.42%	0.00%
	2021		0.65%	2.55%	64.75	159.70	25,814	3,500,483	-2.67%	-0.80%	0.00%
	2020		0.65%	2.55%	66.52	160.98	33,529	4,417,089	111.32%	115.36%	0.00%

Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	2024		1.15%	3.15%	13.16	45.26	350,733	13,639,082	5.45%	7.58%	0.70%
	2023		1.15%	3.15%	12.43	42.18	401,473	14,608,696	7.56%	9.73%	1.01%
	2022		1.15%	3.15%	17.72	38.53	443,226	15,068,610	-12.56%	-10.79%	0.57%
	2021		1.15%	3.15%	20.18	43.30	506,498	19,603,949	28.68%	31.28%	0.59%
	2020		1.15%	3.15%	15.62	33.06	605,890	17,961,082	-5.64%	-3.73%	1.20%

PIMCO VIT All Asset All Authority Portfolio - Advisor Class	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.41%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

PIMCO VIT All Asset All Authority Portfolio - Institutional Class	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	1.45%

PIMCO VIT All Asset Portfolio - Advisor Class	2024		0.00%	1.65%	10.17	13.12	432,475	4,816,810	1.88%	3.57%	6.33%
	2023		0.00%	1.65%	10.10	12.68	439,594	4,771,872	6.25%	8.02%	3.02%
	2022		0.00%	1.65%	9.47	11.75	555,503	5,735,996	-13.31%	-11.87%	7.53%
	2021		0.00%	1.65%	11.09	13.35	592,549	7,018,495	14.14%	15.93%	10.97%
	2020	6/1/2020	0.10%	1.65%	9.71	11.51	412,384	4,165,896	16.06%	17.11%	2.45%

PIMCO VIT All Asset Portfolio - Institutional Class	2024		0.35%	0.40%	12.22	13.29	99,140	1,305,134	3.53%	3.59%	7.33%
	2023		0.35%	0.40%	11.80	12.83	55,386	707,713	7.85%	7.90%	3.37%
	2022		0.35%	0.40%	10.94	11.89	21,523	253,272	-12.01%	-11.97%	7.40%
	2021		0.35%	0.80%	12.06	13.51	30,194	395,642	15.49%	16.01%	11.51%
	2020	6/1/2020	0.35%	0.80%	10.45	11.64	18,881	211,573	16.81%	17.11%	3.42%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	2024		0.65%	2.70%	8.10	11.16	855,487	8,243,705	1.20%	3.29%	2.02%
	2023		0.30%	2.70%	8.00	10.80	1,244,529	11,671,432	-10.39%	-8.21%	16.64%
	2022		0.30%	2.75%	8.82	11.81	1,742,915	18,109,927	5.72%	8.34%	21.87%
	2021		0.30%	2.75%	8.14	10.94	1,432,031	14,167,010	29.50%	32.71%	4.11%
	2020		0.30%	2.75%	6.13	8.27	1,364,471	10,306,257	-1.52%	0.93%	6.18%

PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	2024		0.40%	0.40%	8.51	8.51	4,643	39,527	3.92%	3.92%	2.31%
	2023		0.40%	0.40%	8.19	8.19	3,766	30,850	-8.11%	-8.11%	24.10%
	2022		0.40%	0.40%	8.92	8.92	7,237	64,524	8.35%	8.35%	29.22%
	2021		0.40%	0.40%	8.23	8.23	4,270	35,134	32.94%	32.94%	4.41%
	2020		0.40%	0.40%	6.19	6.19	4,601	28,481	1.09%	1.09%	3.75%

PIMCO VIT Dynamic Bond Portfolio - Advisor Class	2024		0.30%	1.65%	10.81	12.48	270,710	3,061,922	3.78%	5.19%	4.68%
	2023		0.30%	1.65%	10.41	11.86	274,804	2,981,621	5.24%	6.67%	3.59%
	2022		0.30%	1.65%	9.90	11.12	333,588	3,418,090	-7.98%	-6.73%	2.60%
	2021		0.30%	1.65%	10.75	11.92	409,263	4,538,109	-0.47%	0.88%	1.99%
	2020		0.30%	1.65%	10.81	11.82	378,414	4,195,628	2.99%	4.39%	2.70%

PIMCO VIT Dynamic Bond Portfolio - Institutional Class	2024		0.40%	0.80%	12.15	12.68	6,251	77,162	4.93%	5.35%	4.94%
	2023		0.40%	0.80%	11.58	12.03	8,501	100,358	6.40%	6.83%	3.86%
	2022		0.40%	0.80%	10.88	11.26	8,736	96,648	-6.97%	-6.59%	2.86%
	2021		0.40%	0.80%	11.70	12.06	9,284	110,175	0.63%	1.03%	2.24%
	2020		0.40%	0.80%	11.63	11.94	8,883	105,170	4.13%	4.55%	2.92%

PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	2024		0.30%	1.65%	11.15	12.87	123,108	1,434,905	5.67%	7.10%	6.33%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2023		0.30%	1.65%	10.55	12.02	142,373	1,565,756	9.19%	10.67%	5.61%
	2022		0.30%	1.65%	9.67	10.86	147,228	1,479,027	-17.18%	-16.05%	4.69%
	2021		0.30%	1.65%	11.67	12.94	180,711	2,183,759	-4.25%	-2.95%	4.38%
	2020		0.30%	1.65%	12.19	13.33	231,795	2,913,307	4.85%	6.28%	4.46%

PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2024		0.40%	0.40%	13.08	13.08	1,670	21,699	7.26%	7.26%	6.56%
	2023		0.40%	0.40%	12.20	12.20	2,572	31,372	10.82%	10.82%	5.70%
	2022		0.40%	0.40%	11.01	11.01	2,641	29,063	-15.92%	-15.92%	5.03%
	2021		0.40%	0.40%	13.09	13.09	2,566	33,588	-2.81%	-2.81%	4.59%
	2020		0.40%	0.40%	13.47	13.47	3,289	44,291	6.44%	6.44%	4.67%

Putnam VT George Putnam Balanced Fund - Class IA	2024		0.35%	0.75%	21.07	21.77	50,985	1,104,384	16.07%	16.54%	2.00%
	2023		0.35%	0.75%	18.15	18.68	87,193	1,615,600	19.37%	19.84%	1.43%
	2022		0.35%	0.50%	15.44	15.58	82,678	1,279,448	-16.24%	-16.11%	0.79%
	2021		0.35%	0.50%	18.43	18.58	39,452	730,284	13.71%	13.88%	0.88%
	2020		0.35%	0.50%	16.21	16.31	36,975	601,241	15.03%	15.21%	1.23%

Putnam VT George Putnam Balanced Fund - Class IB	2024		0.10%	3.25%	10.58	21.76	6,194,927	116,593,477	12.99%	16.61%	1.11%
	2023		0.10%	3.25%	9.36	18.66	5,817,042	95,202,958	16.07%	19.79%	1.24%
	2022		0.00%	3.20%	10.31	15.58	5,979,813	82,993,525	-18.64%	-15.99%	0.89%
	2021		0.00%	3.45%	13.41	18.57	5,983,336	101,500,615	10.17%	13.92%	0.83%
	2020		0.10%	3.45%	13.23	16.30	5,873,936	88,904,612	11.41%	15.21%	1.05%

Putnam VT Global Health Care Fund - Class IA	2024		0.35%	0.75%	19.29	20.07	60,296	1,203,445	0.94%	1.34%	0.67%
	2023		0.35%	0.75%	19.04	19.80	63,156	1,245,451	8.57%	9.01%	0.52%
	2022		0.35%	0.75%	17.48	18.16	56,406	1,019,101	-5.15%	-4.77%	0.82%
	2021		0.35%	0.75%	18.36	19.07	51,255	972,075	18.87%	19.35%	1.03%
	2020		0.35%	0.75%	15.39	15.98	55,479	880,856	15.60%	16.07%	0.40%

Putnam VT Global Health Care Fund - Class IB	2024		0.00%	2.70%	9.99	50.74	1,033,893	20,656,509	-1.28%	1.43%	0.45%
	2023		0.00%	2.70%	10.12	50.68	1,094,314	22,030,541	6.23%	9.13%	0.30%
	2022		0.00%	2.35%	10.85	47.04	1,142,066	21,901,449	-6.89%	-4.67%	0.41%
	2021		0.00%	2.65%	16.89	50.00	1,106,433	22,860,508	16.28%	19.28%	1.09%
	2020		0.10%	2.65%	14.28	42.42	1,038,534	19,125,984	13.24%	16.16%	0.48%

Putnam VT Income Fund - Class IA	2024		0.35%	0.75%	10.40	10.75	61,615	660,193	1.79%	2.20%	5.19%
	2023		0.35%	0.75%	10.22	10.52	75,428	791,717	4.17%	4.59%	5.77%
	2022		0.35%	0.75%	9.81	10.06	68,319	686,168	-14.13%	-13.79%	7.70%
	2021		0.35%	0.75%	11.42	11.67	119,713	1,395,122	-5.15%	-4.77%	1.58%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.35%	0.75%	12.25	12.25	122,665	1,501,564	5.64%	5.64%	4.22%

Putnam VT Income Fund - Class IB	2024		0.00%	1.65%	8.34	10.78	981,580	9,466,010	0.65%	2.32%	5.37%
	2023		0.00%	1.65%	8.39	10.55	934,125	8,921,985	2.98%	4.69%	5.87%
	2022		0.00%	1.65%	8.11	10.08	1,035,839	9,559,237	-15.22%	-13.81%	5.53%
	2021		0.00%	1.65%	10.54	11.71	1,036,935	11,222,155	-6.15%	-4.68%	1.30%
	2020		0.10%	1.65%	11.24	12.29	845,090	9,746,142	4.00%	5.62%	4.72%

Putnam VT Large Cap Value Fund - Class IA	2024		0.35%	2.05%	18.63	20.42	651,780	13,180,904	17.04%	19.04%	1.26%
	2023		0.35%	2.05%	15.92	17.15	568,795	9,669,941	13.57%	15.52%	2.06%
	2022		0.35%	1.85%	14.11	14.85	596,498	8,797,820	-4.65%	-3.21%	1.28%
	2021		0.35%	1.85%	14.80	15.34	335,134	5,116,198	25.28%	27.17%	1.23%
	2020		0.35%	1.85%	11.82	12.06	158,125	1,899,470	4.11%	5.69%	1.64%

Putnam VT Large Cap Value Fund - Class IB	2024		0.00%	3.45%	17.05	49.21	15,798,537	305,847,792	15.10%	19.14%	0.88%
	2023		0.00%	3.45%	14.81	42.29	10,789,289	176,985,123	11.74%	15.67%	2.02%
	2022		0.00%	3.45%	13.26	37.04	9,875,728	141,926,699	-6.42%	-3.13%	1.22%
	2021		0.00%	3.45%	14.17	38.39	5,395,218	81,902,482	22.99%	27.30%	0.80%
	2020		0.00%	3.45%	11.64	30.03	1,945,489	24,008,442	2.98%	5.49%	1.15%

Putnam VT Multi-Asset Absolute Return Fund - Class IA	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	5.19%
	2022		0.35%	0.35%	9.73	9.73	15,851	152,994	0.14%	0.14%	1.62%
	2021		0.35%	0.35%	9.72	9.72	11,395	110,763	0.71%	0.71%	0.00%
	2020		0.35%	0.35%	9.65	9.65	4,894	47,242	-7.50%	-7.50%	0.00%

Putnam VT Multi-Asset Absolute Return Fund - Class IB	2023		0.00%	0.00%	—	—	—	—	0.00%	0.00%	6.26%
	2022		0.10%	1.65%	8.70	9.84	308,428	2,800,490	-1.29%	0.26%	1.33%
	2021		0.10%	1.65%	8.79	9.75	266,667	2,448,687	-0.90%	0.65%	0.00%
	2020		0.10%	1.65%	8.93	9.69	274,855	2,533,438	-8.89%	-7.47%	0.00%

Putnam VT Sustainable Future Fund - Class IB	2024		0.95%	1.35%	11.22	11.35	62,240	731,844	13.35%	13.80%	0.00%
	2023		1.35%	1.35%	9.90	9.90	13,431	133,595	26.80%	26.80%	0.00%
	2022	7/11/2022	1.35%	1.35%	7.81	7.81	3,980	31,080	-4.70%	-4.70%	0.00%

Putnam VT Sustainable Leaders Fund - Class IA	2024		0.75%	0.75%	14.23	14.23	15,146	215,548	22.41%	22.41%	0.38%
	2023	10/19/2023	0.75%	0.75%	11.62	11.62	16,580	192,688	14.11%	14.11%	0.00%

Putnam VT Sustainable Leaders Fund - Class IB	2024		0.00%	3.25%	12.74	14.28	745,742	10,005,825	19.09%	23.02%	0.09%
	2023		0.00%	1.35%	10.59	10.86	52,088	565,408	24.42%	26.11%	0.03%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022	10/17/2022	0.00%	1.35%	8.51	8.61	587	5,039	-5.24%	3.35%	0.00%

Rational Trend Aggregation VA Fund	2021		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.54%
	2020		1.15%	2.20%	12.48	13.81	74,242	1,007,341	-1.00%	0.04%	0.65%

SEI VP Market Growth Strategy Fund - Class II	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.28%

SEI VP Market Growth Strategy Fund - Class III	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.51%

SEI VP Market Plus Strategy Fund - Class III	2020		0.00%	0.00%	—	—	—	—	0.00%	0.00%	0.02%

Templeton Foreign VIP Fund - Class 1	2024		0.35%	0.35%	13.04	13.04	13,678	178,406	-1.14%	-1.14%	2.66%
	2023		0.35%	0.35%	13.19	13.19	18,168	238,901	20.67%	20.67%	4.06%
	2022		0.35%	0.35%	10.93	10.93	15,124	165,362	-7.71%	-7.71%	2.45%
	2021		0.35%	0.35%	11.85	11.85	13,408	158,848	4.07%	4.07%	2.13%
	2020		0.35%	0.40%	9.48	11.38	10,126	106,688	-1.31%	-1.26%	3.75%

Templeton Foreign VIP Fund - Class 4	2024		0.00%	1.65%	9.15	13.42	634,959	6,492,463	-2.70%	-1.08%	1.95%
	2023		0.00%	1.65%	9.40	13.56	563,962	5,845,314	18.71%	20.69%	3.29%
	2022		0.00%	1.65%	7.92	11.24	442,147	3,808,570	-9.26%	-7.75%	2.86%
	2021		0.00%	1.65%	8.73	12.18	447,642	4,227,975	2.40%	4.10%	1.65%
	2020		0.00%	1.65%	8.52	11.22	411,329	3,733,118	-2.95%	-1.44%	3.21%

Templeton Global Bond VIP Fund - Class 1	2024		0.35%	0.80%	7.68	8.55	234,200	1,973,897	-11.84%	-11.44%	0.00%
	2023		0.35%	0.80%	8.71	9.65	300,037	2,854,973	2.37%	2.83%	0.00%
	2022		0.35%	0.80%	8.51	9.38	315,078	2,900,677	-5.61%	-5.18%	0.00%
	2021		0.35%	0.80%	9.01	9.90	315,951	3,068,688	-5.38%	-4.96%	0.00%
	2020		0.35%	0.80%	9.53	10.41	319,932	3,270,158	-5.83%	-5.41%	6.89%

Templeton Global Bond VIP Fund - Class 2	2024		0.60%	3.40%	6.21	14.15	12,816,634	150,705,532	-14.34%	-11.90%	0.00%
	2023		0.60%	3.40%	7.24	16.06	12,834,070	176,531,404	-0.56%	2.27%	0.00%
	2022		0.60%	3.15%	7.26	15.70	13,582,384	187,562,645	-7.90%	-5.52%	0.00%
	2021		0.60%	3.15%	7.88	16.62	15,968,918	238,356,004	-7.94%	-5.56%	0.00%
	2020		0.60%	3.15%	8.56	17.60	15,791,136	252,286,918	-8.22%	-5.85%	8.19%

Templeton Global Bond VIP Fund - Class 4	2024		0.00%	1.65%	6.76	8.40	2,073,762	15,017,634	-12.87%	-11.42%	0.00%
	2023		0.00%	1.65%	7.76	9.49	2,015,201	16,601,199	1.14%	2.82%	0.00%
	2022		0.00%	1.65%	7.67	9.24	2,136,041	17,279,763	-6.68%	-5.13%	0.00%
	2021		0.00%	1.65%	8.22	9.75	2,640,467	22,778,375	-6.57%	-5.01%	0.00%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2020		0.00%	1.65%	8.80	10.27	2,765,446	25,360,725	-6.90%	-5.45%	8.12%

Templeton Growth VIP Fund - Class 2	2024		1.10%	3.20%	10.07	26.42	696,377	14,447,935	2.08%	4.25%	0.94%
	2023		1.10%	3.20%	9.85	25.39	770,850	15,509,661	17.20%	19.69%	3.32%
	2022		1.10%	3.05%	9.91	21.26	843,700	14,397,026	-14.17%	-12.47%	0.16%
	2021		1.10%	3.05%	11.51	24.34	969,107	19,234,458	1.72%	3.72%	1.11%
	2020		1.10%	3.05%	11.28	23.51	1,086,711	20,960,108	2.62%	4.64%	2.99%

TOPS® Balanced ETF Portfolio - Service Class Shares	2024		0.50%	0.70%	13.09	13.24	23,744	313,196	6.05%	6.26%	2.03%
	2023		0.50%	0.70%	12.35	12.46	45,410	562,474	10.54%	10.77%	1.84%
	2022		0.70%	0.70%	11.17	11.17	45,748	512,264	-11.84%	-11.84%	1.93%
	2021	6/8/2021	0.70%	0.70%	12.67	12.67	30,218	382,857	1.40%	1.40%	0.87%

TOPS® Moderate Growth ETF Portfolio - Service Class Shares	2024		0.50%	1.85%	13.27	14.32	789,574	10,526,891	6.74%	8.19%	1.78%
	2023		0.50%	1.85%	12.43	13.23	829,716	10,346,995	11.28%	12.80%	1.64%
	2022		0.50%	1.85%	11.17	11.73	880,841	9,859,892	-14.46%	-13.29%	1.38%
	2021		0.50%	1.85%	13.06	13.53	945,688	12,366,230	10.73%	12.24%	0.93%
	2020		0.50%	1.85%	11.79	12.06	1,002,414	11,829,790	8.45%	9.93%	1.57%

VanEck VIP Global Resources Fund - Class S Shares	2024		0.00%	1.65%	6.74	14.85	556,816	4,801,205	-4.67%	-3.09%	2.37%
	2023		0.00%	1.65%	7.07	15.33	631,288	5,519,070	-5.41%	-3.84%	2.41%
	2022		0.00%	1.65%	7.47	15.94	1,189,115	11,224,355	6.35%	8.12%	1.90%
	2021		0.00%	1.65%	7.02	11.86	707,156	5,554,519	16.74%	18.56%	0.19%
	2020		0.10%	1.65%	6.02	10.00	775,269	5,421,681	16.88%	18.71%	0.75%

VanEck VIP Global Resources Fund - Initial Class Shares	2024		0.35%	0.75%	7.90	11.67	27,733	305,661	-3.56%	-3.17%	2.27%
	2023		0.35%	0.75%	8.16	12.06	74,082	874,592	-4.30%	-3.92%	2.82%
	2022		0.35%	0.75%	8.50	12.55	67,685	819,889	7.58%	8.01%	2.04%
	2021		0.35%	0.75%	7.87	11.62	51,089	566,336	18.03%	18.50%	0.63%
	2020		0.35%	0.75%	6.65	9.80	104,500	957,154	18.64%	18.70%	0.65%

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	2024		0.00%	1.65%	9.84	13.17	1,496,930	17,429,056	4.18%	5.91%	5.81%
	2023		0.00%	1.65%	9.45	12.47	1,410,793	15,731,217	6.91%	8.69%	4.78%
	2022		0.00%	1.65%	8.91	11.51	1,425,384	14,866,880	-11.00%	-9.52%	3.41%
	2021		0.00%	1.65%	11.19	12.76	1,416,816	16,681,379	-0.58%	0.97%	3.06%
	2020		0.10%	1.65%	11.22	12.66	1,368,458	16,229,446	4.79%	6.43%	3.27%

Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	2024		0.35%	0.80%	12.40	13.37	257,547	3,311,083	5.33%	5.81%	6.55%
	2023		0.35%	0.80%	11.77	12.65	247,795	3,008,239	8.06%	8.55%	7.07%

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
3. Financial Highlights (continued)

Subaccount	Year	Commencement Date (1)	Minimum Fee Rate (2)	Maximum Fee Rate (2)	Minimum Unit Value ($) (3)	Maximum Unit Value ($) (3)	Units Outstanding	Net Assets ($)	Minimum Total Return (4)	Maximum Total Return (4)	Investment Income Ratio (5)

	2022		0.35%	0.75%	10.88	11.66	145,585	1,640,052	-10.01%	-9.65%	4.07%
	2021		0.35%	0.75%	12.10	12.91	103,589	1,295,748	0.53%	0.94%	3.53%
	2020		0.35%	0.75%	12.03	12.79	29,835	364,421	5.98%	6.40%	2.32%
(1)    Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received thereby a succeeding commencement date is disclosed. In the scenario where a subaccount commenced operations during the year, the total returns may not bear proportion to the fee rate range if multiple fee rates commenced during the year.
(2)    These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for only those subaccounts that existed for the entire year. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.
(3)    As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(4)    These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts that existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity. In the scenario where a subaccount commenced operations during the year, the range only includes those subaccounts that contained investments as of the end of the year.
(5)    These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.
Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2024:

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
AB VPS Discovery Value Portfolio - Class A	$42,574	$38,039
AB VPS Discovery Value Portfolio - Class B	13,185,862	41,496,636
AB VPS Large Cap Growth Portfolio - Class B	702,576	2,082,661
AB VPS Sustainable Global Thematic Portfolio - Class B	880,897	5,253,687
ALPS Global Opportunity Portfolio - Class I	1,266,558	82,257
ALPS Global Opportunity Portfolio - Class III	2,038,922	2,124,264
ALPS/Alerian Energy Infrastructure Portfolio - Class I	2,207,374	1,241,752
ALPS/Alerian Energy Infrastructure Portfolio - Class III	20,771,117	30,766,175
American Funds Asset Allocation Fund - Class 1	2,040,959	1,172,459
American Funds Asset Allocation Fund - Class 1A	11,635,258	5,265,683
American Funds Asset Allocation Fund - Class 4	46,507,406	38,256,484
American Funds Capital Income Builder® - Class 1	338,753	114,198
American Funds Capital Income Builder® - Class 1A	1,344,178	815,696
American Funds Capital Income Builder® - Class 4	15,191,539	5,345,993
American Funds Capital World Bond Fund - Class 1	257,113	165,828
American Funds Capital World Bond Fund - Class 1A	389,898	592,325
American Funds Capital World Growth and Income Fund - Class 1	32,116	161,062
American Funds Capital World Growth and Income Fund - Class 1A	1,377,980	635,745
American Funds Global Balanced Fund - Class 1	6,680	8,889
American Funds Global Balanced Fund - Class 1A	1,126,896	211,281
American Funds Global Growth Fund - Class 1	113,524	207,961
American Funds Global Growth Fund - Class 1A	3,690,767	3,067,934
American Funds Global Growth Fund - Class 2	13,219,526	42,480,511
American Funds Global Growth Fund - Class 4	25,818,285	17,130,694
American Funds Global Small Capitalization Fund - Class 1	69,969	99,314
American Funds Global Small Capitalization Fund - Class 1A	986,738	495,355
American Funds Global Small Capitalization Fund - Class 2	16,704,134	38,403,824
American Funds Global Small Capitalization Fund - Class 4	3,989,454	6,917,948
American Funds Growth Fund - Class 1	365,340	1,278,236
American Funds Growth Fund - Class 1A	11,084,730	8,835,274
American Funds Growth Fund - Class 2	35,195,904	292,817,192
American Funds Growth Fund - Class 4	112,122,743	41,375,086
American Funds Growth-Income Fund - Class 1	425,868	885,426
American Funds Growth-Income Fund - Class 1A	7,523,499	5,216,672
American Funds Growth-Income Fund - Class 2	86,554,621	308,365,066
American Funds Growth-Income Fund - Class 4	79,076,372	18,359,973
American Funds High-Income Trust - Class 1	671,940	238,712
American Funds High-Income Trust - Class 1A	1,069,403	709,395
American Funds International Fund - Class 1	182,566	568,467
American Funds International Fund - Class 1A	2,572,162	2,066,936
American Funds International Fund - Class 2	12,229,536	62,339,319
American Funds International Fund - Class 4	9,972,848	5,492,133
American Funds International Growth and Income Fund - Class 1	48,106	113,792
American Funds International Growth and Income Fund - Class 1A	872,285	1,259,444
American Funds Managed Risk Asset Allocation Fund - Class P1	988,152	1,181,448
American Funds Managed Risk Asset Allocation Fund - Class P2	5,717,406	26,362,195
American Funds Managed Risk Growth Fund - Class P1	476,087	1,650,134
American Funds Managed Risk Growth-Income Fund - Class P1	230,049	448,010
American Funds Managed Risk International Fund - Class P1	172,795	231,579
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	338,759	605,838
American Funds Mortgage Fund - Class 1	98,123	186,019
American Funds Mortgage Fund - Class 1A	1,095,873	194,667
American Funds Mortgage Fund - Class 4	4,978,619	3,964,677

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
American Funds New World Fund® - Class 1	$257,131	$235,354
American Funds New World Fund® - Class 1A	2,746,328	1,404,194
American Funds New World Fund® - Class 4	4,719,272	8,202,105
American Funds The Bond Fund of America - Class 1	789,923	254,024
American Funds The Bond Fund of America - Class 1A	4,974,508	2,566,762
American Funds U.S. Government Securities Fund - Class 1	31,990	26,461
American Funds U.S. Government Securities Fund - Class 1A	2,561,026	1,624,639
American Funds Washington Mutual Investors Fund - Class 1	439,113	1,361,396
American Funds Washington Mutual Investors Fund - Class 1A	5,029,529	2,822,626
American Funds Washington Mutual Investors Fund - Class 4	25,023,429	10,840,113
ClearBridge Variable Growth Portfolio - Class I	386,348	74,976
ClearBridge Variable Growth Portfolio - Class II	7,510,122	3,209,700
ClearBridge Variable Large Cap Growth Portfolio - Class I	3,642,619	3,002,072
ClearBridge Variable Large Cap Growth Portfolio - Class II	36,601,737	40,097,704
ClearBridge Variable Mid Cap Portfolio - Class I	366,766	394,096
ClearBridge Variable Mid Cap Portfolio - Class II	4,486,061	8,784,119
Columbia VP Commodity Strategy Fund - Class 1	1,049,720	313,128
Columbia VP Commodity Strategy Fund - Class 2	1,469,020	1,672,118
Columbia VP Emerging Markets Bond Fund - Class 1	290,918	214,732
Columbia VP Emerging Markets Bond Fund - Class 2	1,371,197	347,235
Columbia VP Strategic Income Fund - Class 1	3,133,551	2,854,615
Columbia VP Strategic Income Fund - Class 2	6,930,080	3,525,682
Delaware VIP® International Series - Standard Class	1,443	59,470
DWS Alternative Asset Allocation VIP Portfolio - Class A	1,340,603	313,925
DWS Alternative Asset Allocation VIP Portfolio - Class B	2,392,063	5,363,843
DWS Equity 500 Index VIP Portfolio - Class A	678,570	770,817
DWS Small Cap Index VIP Portfolio - Class A	171,485	387,224
Eaton Vance VT Floating-Rate Income Fund - ADV Class	1,057,832	2,093,356
Eaton Vance VT Floating-Rate Income Fund - Initial Class	19,297,409	18,844,951
Fidelity® VIP Balanced Portfolio - Initial Class	4,994,655	3,105,500
Fidelity® VIP Balanced Portfolio - Service Class 2	161,089,785	14,809,644
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	22,093	11,128
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	843,234	356,763
Fidelity® VIP Consumer Staples Portfolio - Initial Class	55,906	1,563
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	1,076,795	638,878
Fidelity® VIP Contrafund® Portfolio - Initial Class	4,570,248	1,986,038
Fidelity® VIP Contrafund® Portfolio - Service Class	310,319	91,348
Fidelity® VIP Contrafund® Portfolio - Service Class 2	232,977,368	179,769,707
Fidelity® VIP Financials Portfolio - Initial Class	272,671	182,095
Fidelity® VIP Financials Portfolio - Service Class 2	2,321,463	276,789
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	20,491	307,981
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	4,331,509	4,790,170
Fidelity® VIP Growth Portfolio - Initial Class	4,785,255	2,935,605
Fidelity® VIP Growth Portfolio - Service Class 2	143,322,467	42,579,168
Fidelity® VIP Mid Cap Portfolio - Initial Class	2,130,870	760,518
Fidelity® VIP Mid Cap Portfolio - Service Class 2	117,055,538	65,918,087
Fidelity® VIP Strategic Income Portfolio - Initial Class	5,277,115	848,089
Fidelity® VIP Strategic Income Portfolio - Service Class 2	14,245,580	4,639,424
Fidelity® VIP Technology Portfolio - Initial Class	721,899	549,966
Fidelity® VIP Technology Portfolio - Service Class 2	11,957,289	1,921,555
First Trust Capital Strength Hedged Equity Portfolio - Class I	7,462,834	2,025,001
First Trust Capital Strength Portfolio - Class I	50,704,217	13,681,164
First Trust Capital Strength Portfolio - Class II	89	1,247,096
First Trust Dorsey Wright Tactical Core Portfolio - Class I	1,378,021	2,128,773
First Trust Dorsey Wright Tactical Core Portfolio - Class II	10	282,830
First Trust Growth Strength Portfolio - Class I	15,224,533	3,437,609

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
First Trust International Developed Capital Strength Portfolio - Class I	$14,484,913	$1,760,077
First Trust International Developed Capital Strength Portfolio - Class II	—	369,462
First Trust Multi Income Allocation Portfolio - Class I	4,666,738	1,574,112
First Trust Multi Income Allocation Portfolio - Class II	—	33,324
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	17,267,141	22,692,972
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	5,414	1,641,161
Franklin Allocation VIP Fund - Class 1	251,746	32,196
Franklin Allocation VIP Fund - Class 4	5,449,115	2,175,137
Franklin Income VIP Fund - Class 1	292,126	155,405
Franklin Income VIP Fund - Class 2	27,389,600	56,955,299
Franklin Income VIP Fund - Class 4	33,297,345	15,674,785
Franklin Multi-Asset Variable Conservative Growth - Class I	52,649	49,025
Franklin Multi-Asset Variable Conservative Growth - Class II	3,463,898	2,767,935
Franklin Mutual Shares VIP Fund - Class 1	45,992	115,084
Franklin Mutual Shares VIP Fund - Class 2	20,434,100	90,079,431
Franklin Mutual Shares VIP Fund - Class 4	5,793,640	6,210,146
Franklin Rising Dividends VIP Fund - Class 1	1,054,280	696,952
Franklin Rising Dividends VIP Fund - Class 4	18,639,052	10,920,442
Franklin Small Cap Value VIP Fund - Class 1	548,574	930,877
Franklin Small Cap Value VIP Fund - Class 4	8,341,694	5,331,422
Franklin Small-Mid Cap Growth VIP Fund - Class 1	495,931	1,053,609
Franklin Small-Mid Cap Growth VIP Fund - Class 4	2,854,385	4,125,052
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	648,915	836,783
Goldman Sachs VIT Government Money Market Fund - Service Shares	4,792,081	2,775,764
Goldman Sachs VIT Large Cap Value Fund - Service Shares	14,398,461	24,784,704
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	1,246,071	555,758
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	2,189,188	315,812
Guggenheim VT Long Short Equity	3,370,953	9,681,815
Guggenheim VT Multi-Hedge Strategies	3,906,850	1,566,657
Hartford Capital Appreciation HLS Fund - Class IA	6,033	449
Hartford Capital Appreciation HLS Fund - Class IC	1,342,507	1,677,128
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	285,014	296,177
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	1,994,443	2,280,120
Invesco V.I. American Franchise Fund - Series I Shares	5,292	366,278
Invesco V.I. American Franchise Fund - Series II Shares	20,541	87,060
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	47,472	634,601
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	812,567	1,370,983
Invesco V.I. Comstock Fund - Series I Shares	873,395	868,211
Invesco V.I. Comstock Fund - Series II Shares	11,392,018	6,460,430
Invesco V.I. Core Equity Fund - Series I Shares	547,521	581,158
Invesco V.I. Core Equity Fund - Series II Shares	189,654	294,299
Invesco V.I. Diversified Dividend Fund - Series I Shares	1,389,926	827,313
Invesco V.I. Diversified Dividend Fund - Series II Shares	3,431,865	3,666,813
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	1,155,038	2,197,179
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	23,723,890	42,264,955
Invesco V.I. Equity and Income Fund - Series I Shares	242,439	222,290
Invesco V.I. Equity and Income Fund - Series II Shares	4,254,327	3,733,482
Invesco V.I. EQV International Equity Fund - Series I Shares	194,879	584,894
Invesco V.I. EQV International Equity Fund - Series II Shares	6,063,764	8,389,948
Invesco V.I. Global Fund - Series II Shares	554,392	1,718,719
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	436,184	549,612
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	8,186,177	3,348,074
Janus Henderson Balanced Portfolio - Service Shares	1,970,428	3,187,876
Janus Henderson Enterprise Portfolio - Service Shares	283,755	1,166,007
Janus Henderson Global Research Portfolio - Service Shares	133,294	139,329
Lincoln Hedged Nasdaq-100 Fund - Service Class	3,862,249	762,830

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Lincoln Hedged Nasdaq-100 Fund - Standard Class	$563,106	$54,327
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	27,978	1,042,340
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	2,741	179,569
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	137	1,279,967
Lincoln Hedged S&P 500 Conservative Fund - Service Class	11,046,382	2,199,785
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	32,384	579
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	26,684	2,994,055
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	13,933	2,173,650
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	638,500	3,195,685
Lincoln Hedged S&P 500 Fund - Service Class	14,091,411	1,267,583
Lincoln Hedged S&P 500 Fund - Standard Class	130,180	359
Lincoln Hedged S&P 500 Fund 2 - Service Class	1,034	2,242,862
Lincoln Hedged S&P 500 Fund 3 - Service Class	66,615	2,510,733
Lincoln Hedged S&P 500 Fund 4 - Service Class	560,659	2,713,318
Lincoln Opportunistic Hedged Equity Fund - Service Class	3,191,974	299,939
Lincoln Opportunistic Hedged Equity Fund - Standard Class	344,180	205,104
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	9,076,785	4,856,038
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	3,861,669	10,019,659
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	661,984	1,849,438
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	12,122,660	10,698,210
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	8,255,006	68,985,178
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	603,161	1,210,942
LVIP American Balanced Allocation Fund - Service Class	11,844,288	6,239,978
LVIP American Balanced Allocation Fund - Standard Class	1,141,882	1,180,445
LVIP American Century Balanced Fund - Service Class	9,898,329	17,379,561
LVIP American Century Balanced Fund - Standard Class II	287,706	685,651
LVIP American Century Capital Appreciation Fund - Service Class	9,357,884	847,457
LVIP American Century Capital Appreciation Fund - Standard Class II	250,035	104,166
LVIP American Century Disciplined Core Value Fund - Service Class	1,269,638	175,560
LVIP American Century Disciplined Core Value Fund - Standard Class II	48,415	103
LVIP American Century Inflation Protection Fund - Service Class	9,007,045	3,693,436
LVIP American Century Inflation Protection Fund - Standard Class II	32,788	45
LVIP American Century International Fund - Service Class	1,345,787	18,548
LVIP American Century International Fund - Standard Class II	115,842	24,772
LVIP American Century Large Company Value Fund - Service Class	14,756,462	15,013,234
LVIP American Century Large Company Value Fund - Standard Class II	1,885,193	1,430,994
LVIP American Century Mid Cap Value Fund - Service Class	3,586,640	97,983
LVIP American Century Mid Cap Value Fund - Standard Class II	178,663	520
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	31,810,668	71,351,039
LVIP American Century Ultra Fund - Service Class	436,073,044	31,755,242
LVIP American Century Ultra Fund - Standard Class	6,249,465	943,591
LVIP American Century Ultra Fund - Standard Class II	21,929	21,853
LVIP American Century Value Fund - Service Class	4,099,690	54,150
LVIP American Century Value Fund - Standard Class II	279,008	1,649
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,163,338	5,480,273
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	13,782	19,737
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	2,185,616	14,576,578
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	10,183	12,491
LVIP American Global Growth Fund - Service Class II	41,401,783	36,299,779
LVIP American Global Small Capitalization Fund - Service Class II	2,297,840	7,576,677
LVIP American Growth Allocation Fund - Service Class	14,987,476	7,774,200
LVIP American Growth Allocation Fund - Standard Class	544,277	968,634
LVIP American Growth Fund - Service Class II	220,314,964	99,719,661
LVIP American Growth-Income Fund - Service Class II	175,730,390	74,229,849
LVIP American Income Allocation Fund - Standard Class	11,889	31,643
LVIP American International Fund - Service Class II	18,549,738	40,978,189

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP American Preservation Fund - Service Class	$9,353,515	$2,547,536
LVIP American Preservation Fund - Standard Class	36,765	66,771
LVIP Baron Growth Opportunities Fund - Service Class	24,248,344	37,224,169
LVIP Baron Growth Opportunities Fund - Standard Class	502,496	791,914
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	111,413,722	207,981,965
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	326,990	102,760
LVIP BlackRock Global Allocation Fund - Service Class	28,329,554	126,285,662
LVIP BlackRock Global Allocation Fund - Standard Class	1,194,403	1,250,718
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	19,652,345	98,746,206
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	2,836	4,359
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	11,988,788	51,196,777
LVIP BlackRock Inflation Protected Bond Fund - Service Class	51,665,657	70,602,541
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	3,114,440	1,489,666
LVIP BlackRock Real Estate Fund - Service Class	6,050,380	11,819,502
LVIP BlackRock Real Estate Fund - Standard Class	1,248,090	1,025,908
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	24,612,379	75,613,380
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	6,158	148
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	89,275,662	250,506,132
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	303,136	565,119
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	45,561,356	149,161,414
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	8,094	12,107
LVIP Channing Small Cap Value Fund - Service Class	9,033,071	3,429,984
LVIP Channing Small Cap Value Fund - Standard Class	2,427,746	1,455,068
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	24,090,473	105,079,464
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	5,382	10,905
LVIP Dimensional International Core Equity Fund - Service Class	16,936,283	14,718,331
LVIP Dimensional International Core Equity Fund - Standard Class	4,719,984	3,049,065
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	26,078,755	54,860,883
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	1,067,704	731,322
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	27,949,293	37,578,313
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	6,080,644	5,756,135
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	22,288,566	31,670,988
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	6,992,272	4,324,743
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	52,269,705	194,624,612
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	1,344,507	2,323,246
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	71,774,421	97,298,535
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	11,492	14,598
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	48,332,192	131,339,532
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	515	13,933
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	6,119,616	19,592,673
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	836,939	786,418
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	9,587,709	17,096,070
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	595,577	277,882
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	23,035,764	62,663,891
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	1,990,673	1,813,782
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	8,718,993	29,288,631
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	1,518,472	1,539,353
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	40,695,186	14,037,720
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	337,392	234,447
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	24,482,051	107,090,620
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	94,037	101,993
LVIP Global Growth Allocation Managed Risk Fund - Service Class	164,374,558	841,981,132
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	430,453	997,630
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	139,068,690	619,361,970
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	808,637	486,514
LVIP Government Money Market Fund - Service Class	884,574,000	570,228,940

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP Government Money Market Fund - Standard Class	$33,738,044	$27,283,330
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	23,519,931	76,426,171
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	6,400	5,221
LVIP JPMorgan Core Bond Fund - Service Class	186,926,412	7,444,492
LVIP JPMorgan Core Bond Fund - Standard Class	8,440,445	3,062,154
LVIP JPMorgan High Yield Fund - Service Class	26,684,804	16,950,165
LVIP JPMorgan High Yield Fund - Standard Class	3,741,399	1,565,398
LVIP JPMorgan Mid Cap Value Fund - Service Class	18,206,663	281,299
LVIP JPMorgan Mid Cap Value Fund - Standard Class	1,616,585	738,112
LVIP JPMorgan Retirement Income Fund - Service Class	4,644,595	4,942,053
LVIP JPMorgan Retirement Income Fund - Standard Class	70,853	18,955
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	26,987,599	106,864,389
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	20,619	36,875
LVIP JPMorgan Small Cap Core Fund - Service Class	34,653,643	312,068
LVIP JPMorgan Small Cap Core Fund - Standard Class	1,206,646	1,893,020
LVIP JPMorgan U.S. Equity Fund - Service Class	68,476,666	4,617,112
LVIP JPMorgan U.S. Equity Fund - Standard Class	3,580,247	1,233,817
LVIP Loomis Sayles Global Growth Fund - Service Class	1,356,022	1,762,560
LVIP Loomis Sayles Global Growth Fund - Standard Class	285,349	108,438
LVIP Macquarie Bond Fund - Service Class	454,897,158	162,898,197
LVIP Macquarie Bond Fund - Standard Class	5,532,306	8,162,011
LVIP Macquarie Diversified Floating Rate Fund - Service Class	79,584,801	47,475,010
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	1,730,634	2,239,183
LVIP Macquarie Diversified Income Fund - Service Class	142,528,608	118,358,713
LVIP Macquarie Diversified Income Fund - Standard Class	2,708,348	8,483,544
LVIP Macquarie High Yield Fund - Service Class	10,138,822	10,618,842
LVIP Macquarie High Yield Fund - Standard Class	688,576	504,585
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	70,299,895	83,589,440
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	1,437,206	895,436
LVIP Macquarie Mid Cap Value Fund - Service Class	18,096,731	20,037,471
LVIP Macquarie Mid Cap Value Fund - Standard Class	759,370	494,692
LVIP Macquarie SMID Cap Core Fund - Service Class	17,217,290	19,081,579
LVIP Macquarie SMID Cap Core Fund - Standard Class	1,190,233	1,341,089
LVIP Macquarie Social Awareness Fund - Service Class	5,692,860	14,900,435
LVIP Macquarie Social Awareness Fund - Standard Class	655,844	1,601,607
LVIP Macquarie U.S. Growth Fund - Service Class	34,746,284	69,107,730
LVIP Macquarie U.S. Growth Fund - Standard Class	547,175	504,564
LVIP Macquarie U.S. REIT Fund - Service Class	6,435,884	20,856,957
LVIP Macquarie U.S. REIT Fund - Standard Class	1,127,430	814,502
LVIP Macquarie Value Fund - Service Class	15,177,120	42,952,830
LVIP Macquarie Value Fund - Standard Class	415,275	1,040,207
LVIP Macquarie Wealth Builder Fund - Service Class	3,644,060	3,289,386
LVIP Macquarie Wealth Builder Fund - Standard Class	343,748	605,809
LVIP MFS International Growth Fund - Service Class	29,882,897	21,112,222
LVIP MFS International Growth Fund - Standard Class	605,953	463,975
LVIP MFS Value Fund - Service Class	87,121,160	146,257,062
LVIP MFS Value Fund - Standard Class	2,705,848	1,722,977
LVIP Mondrian Global Income Fund - Service Class	27,726,983	39,932,694
LVIP Mondrian Global Income Fund - Standard Class	1,332,099	258,870
LVIP Mondrian International Value Fund - Service Class	34,204,676	36,902,209
LVIP Mondrian International Value Fund - Standard Class	863,169	1,485,146
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	8,471,465	16,199,257
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	422,527	432,292
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	35,013,834	65,978,792
LVIP PIMCO Low Duration Bond Fund - Service Class	144,966,787	85,019,892
LVIP PIMCO Low Duration Bond Fund - Standard Class	7,241,431	3,436,153

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
LVIP SSGA Bond Index Fund - Service Class	$88,705,134	$37,845,541
LVIP SSGA Bond Index Fund - Standard Class	17,335,561	3,195,971
LVIP SSGA Conservative Index Allocation Fund - Service Class	10,280,919	12,350,856
LVIP SSGA Conservative Index Allocation Fund - Standard Class	478,394	586,260
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	3,145,704	2,612,954
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	2,020,661	839,255
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	17,917,919	90,193,690
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	163,574	291,024
LVIP SSGA International Index Fund - Service Class	30,194,449	23,922,286
LVIP SSGA International Index Fund - Standard Class	4,289,234	2,559,182
LVIP SSGA International Managed Volatility Fund - Service Class	11,962,410	39,293,857
LVIP SSGA International Managed Volatility Fund - Standard Class	20,061	24,551
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	38,901,799	155,683,958
LVIP SSGA Mid-Cap Index Fund - Service Class	36,890,916	10,902,531
LVIP SSGA Mid-Cap Index Fund - Standard Class	7,964,246	2,957,152
LVIP SSGA Moderate Index Allocation Fund - Service Class	19,695,138	28,381,437
LVIP SSGA Moderate Index Allocation Fund - Standard Class	1,631,938	927,634
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	22,706,185	26,550,350
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	1,052,670	885,998
LVIP SSGA Nasdaq-100 Index Fund - Service Class	11,657,802	6,679,622
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	2,611,919	2,214,088
LVIP SSGA S&P 500 Index Fund - Service Class	349,627,629	114,013,149
LVIP SSGA S&P 500 Index Fund - Standard Class	33,469,675	20,899,650
LVIP SSGA Short-Term Bond Index Fund - Service Class	74,400,523	35,089,974
LVIP SSGA Short-Term Bond Index Fund - Standard Class	8,055,803	4,201,324
LVIP SSGA Small-Cap Index Fund - Service Class	58,746,760	41,128,636
LVIP SSGA Small-Cap Index Fund - Standard Class	9,865,455	4,150,407
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	27,194,095	96,277,879
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	6,236	12,020
LVIP Structured Conservative Allocation Fund - Service Class	18,072,853	19,604,237
LVIP Structured Conservative Allocation Fund - Standard Class	267,842	155,878
LVIP Structured Moderate Allocation Fund - Service Class	83,989,243	75,098,715
LVIP Structured Moderate Allocation Fund - Standard Class	306,334	285,626
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	55,389,456	47,034,069
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	451,273	549,654
LVIP T. Rowe Price 2020 Fund - Service Class	369,976	1,149,226
LVIP T. Rowe Price 2030 Fund - Service Class	419,312	893,240
LVIP T. Rowe Price 2040 Fund - Service Class	174,153	1,314,221
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	46,612,384	42,237,321
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	1,464,733	771,113
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	25,354,131	19,987,122
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	389,768	166,472
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	84,181,773	131,629,005
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	743,102	251,902
LVIP Vanguard Bond Allocation Fund - Service Class	153,263,737	32,622,825
LVIP Vanguard Bond Allocation Fund - Standard Class	20,332,380	4,731,209
LVIP Vanguard Domestic Equity ETF Fund - Service Class	27,399,570	57,804,315
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	6,806,974	4,209,288
LVIP Vanguard International Equity ETF Fund - Service Class	31,609,337	22,104,324
LVIP Vanguard International Equity ETF Fund - Standard Class	6,508,734	4,006,885
LVIP Wellington Capital Growth Fund - Service Class	97,580,874	468,397,925
LVIP Wellington Capital Growth Fund - Standard Class	1,517,463	6,186,705
LVIP Wellington SMID Cap Value Fund - Service Class	20,200,473	22,154,467
LVIP Wellington SMID Cap Value Fund - Standard Class	516,746	377,688
LVIP Western Asset Core Bond Fund - Service Class	83,030,509	23,178,368
LVIP Western Asset Core Bond Fund - Standard Class	4,140,288	4,270,067

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
Macquarie VIP Asset Strategy Series - Service Class	$1,382,348	$2,097,593
Macquarie VIP Asset Strategy Series - Standard Class	136,487	1,057,353
Macquarie VIP Emerging Markets Series - Service Class	12,690,672	38,367,887
Macquarie VIP Emerging Markets Series - Standard Class	279,231	322,705
Macquarie VIP Energy Series - Service Class	2,302,821	3,923,308
Macquarie VIP Energy Series - Standard Class	358,338	401,247
Macquarie VIP High Income Series - Service Class	5,987,513	2,987,550
Macquarie VIP High Income Series - Standard Class	2,462,966	411,183
Macquarie VIP International Core Equity Series - Standard Class	59,415	1,731
Macquarie VIP Mid Cap Growth Series - Service Class	3,297,512	9,227,572
Macquarie VIP Mid Cap Growth Series - Standard Class	745,118	1,228,992
Macquarie VIP Science and Technology Series - Service Class	5,549,094	15,464,852
Macquarie VIP Science and Technology Series - Standard Class	341,302	374,742
Macquarie VIP Small Cap Growth Series - Service Class	3,695,809	2,330,260
Macquarie VIP Small Cap Growth Series - Standard Class	654,421	1,018,051
Macquarie VIP Small Cap Value Series - Service Class	30,012,902	60,549,113
Macquarie VIP Small Cap Value Series - Standard Class	3,361,621	2,089,494
MFS® VIT Growth Series - Initial Class	764,438	1,630,181
MFS® VIT Growth Series - Service Class	38,532,119	36,839,615
MFS® VIT Total Return Series - Initial Class	618,190	1,268,896
MFS® VIT Total Return Series - Service Class	15,603,224	15,878,763
MFS® VIT Utilities Series - Initial Class	1,354,591	1,009,550
MFS® VIT Utilities Series - Service Class	13,315,913	28,167,912
MFS® VIT II Core Equity Portfolio - Service Class	69,761	391,729
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	571,385	254,181
MFS® VIT II International Intrinsic Value Portfolio - Service Class	4,239,937	4,373,002
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	142,335	1,691,084
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	910,661	10,331,217
Morgan Stanley VIF Growth Portfolio - Class II	413,872	1,051,401
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	1,121,480	2,754,461
PIMCO VIT All Asset Portfolio - Advisor Class	807,357	621,479
PIMCO VIT All Asset Portfolio - Institutional Class	682,445	51,197
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,686,451	5,301,386
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	54,723	46,678
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	291,066	231,374
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	7,646	31,522
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	173,087	318,939
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	1,997	12,007
Putnam VT George Putnam Balanced Fund - Class IA	393,630	1,042,945
Putnam VT George Putnam Balanced Fund - Class IB	15,611,195	9,079,604
Putnam VT Global Health Care Fund - Class IA	577,699	578,482
Putnam VT Global Health Care Fund - Class IB	4,374,109	5,139,659
Putnam VT Income Fund - Class IA	171,780	282,514
Putnam VT Income Fund - Class IB	2,751,570	1,925,533
Putnam VT Large Cap Value Fund - Class IA	4,228,677	1,932,777
Putnam VT Large Cap Value Fund - Class IB	116,650,292	13,747,102
Putnam VT Sustainable Future Fund - Class IA	23,724	23,897
Putnam VT Sustainable Future Fund - Class IB	714,817	155,509
Putnam VT Sustainable Leaders Fund - Class IA	42,257	56,169
Putnam VT Sustainable Leaders Fund - Class IB	10,024,278	1,001,297
Templeton Foreign VIP Fund - Class 1	72,131	127,012
Templeton Foreign VIP Fund - Class 4	2,170,035	1,299,148
Templeton Global Bond VIP Fund - Class 1	424,148	1,033,704
Templeton Global Bond VIP Fund - Class 2	10,535,956	17,239,140
Templeton Global Bond VIP Fund - Class 4	5,072,638	4,722,204
Templeton Growth VIP Fund - Class 2	2,179,485	3,893,955

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
4. Purchases and Sales of Investments (continued)

Subaccount	Aggregate Cost of Purchases	Aggregate Proceeds from Sales
TOPS® Balanced ETF Portfolio - Service Class Shares	$61,911	$336,356
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	488,888	855,795
VanEck VIP Global Resources Fund - Class S Shares	1,211,276	1,659,798
VanEck VIP Global Resources Fund - Initial Class Shares	140,234	663,663
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	4,692,641	2,969,632
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	2,223,925	1,907,073

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments
The following is a summary of investments owned at December 31, 2024:

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
AB VPS Discovery Value Portfolio - Class A	33,567	$18.32	$614,948	$635,803
AB VPS Discovery Value Portfolio - Class B	10,747,483	18.02	193,669,648	190,997,310
AB VPS Large Cap Growth Portfolio - Class B	128,999	79.72	10,283,784	7,089,976
AB VPS Sustainable Global Thematic Portfolio - Class B	882,346	32.80	28,940,951	27,556,369
ALPS Global Opportunity Portfolio - Class I	122,719	12.33	1,513,131	1,467,931
ALPS Global Opportunity Portfolio - Class III	848,279	13.28	11,265,144	10,744,578
ALPS/Alerian Energy Infrastructure Portfolio - Class I	332,201	14.29	4,747,155	3,696,011
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,339,477	14.28	19,127,736	15,154,508
American Funds Asset Allocation Fund - Class 1	993,096	26.04	25,860,222	22,726,948
American Funds Asset Allocation Fund - Class 1A	1,602,445	25.88	41,471,280	38,717,745
American Funds Asset Allocation Fund - Class 4	11,747,901	25.41	298,514,163	280,909,327
American Funds Capital Income Builder® - Class 1	103,686	12.39	1,284,672	1,104,829
American Funds Capital Income Builder® - Class 1A	904,262	12.38	11,194,768	9,951,616
American Funds Capital Income Builder® - Class 4	5,702,691	12.36	70,485,257	63,086,056
American Funds Capital World Bond Fund - Class 1	243,841	9.63	2,348,193	2,800,038
American Funds Capital World Bond Fund - Class 1A	123,617	9.54	1,179,309	1,348,827
American Funds Capital World Growth and Income Fund - Class 1	100,047	15.53	1,553,735	1,349,400
American Funds Capital World Growth and Income Fund - Class 1A	446,510	15.44	6,894,114	6,640,332
American Funds Global Balanced Fund - Class 1	28,448	12.96	368,692	346,845
American Funds Global Balanced Fund - Class 1A	253,426	12.87	3,261,589	3,327,543
American Funds Global Growth Fund - Class 1	39,243	36.91	1,448,441	1,285,414
American Funds Global Growth Fund - Class 1A	486,207	36.70	17,843,807	17,246,678
American Funds Global Growth Fund - Class 2	6,339,024	36.37	230,550,302	186,166,888
American Funds Global Growth Fund - Class 4	3,736,908	35.93	134,267,118	126,188,859
American Funds Global Small Capitalization Fund - Class 1	65,598	18.15	1,190,605	1,405,393
American Funds Global Small Capitalization Fund - Class 1A	284,653	17.88	5,089,594	6,713,067
American Funds Global Small Capitalization Fund - Class 2	14,480,808	17.05	246,897,782	282,253,347
American Funds Global Small Capitalization Fund - Class 4	1,778,130	17.01	30,245,988	37,034,654
American Funds Growth Fund - Class 1	61,297	127.47	7,813,532	5,352,681
American Funds Growth Fund - Class 1A	566,088	126.11	71,389,379	56,538,183
American Funds Growth Fund - Class 2	11,428,277	125.79	1,437,562,970	898,056,874
American Funds Growth Fund - Class 4	5,735,460	122.38	701,905,542	542,729,160
American Funds Growth-Income Fund - Class 1	39,913	69.59	2,777,560	2,087,322
American Funds Growth-Income Fund - Class 1A	635,457	69.10	43,910,111	36,283,533
American Funds Growth-Income Fund - Class 2	22,841,927	68.38	1,561,930,971	1,065,521,337
American Funds Growth-Income Fund - Class 4	6,371,537	67.14	427,785,021	351,959,236
American Funds High-Income Trust - Class 1	196,521	9.19	1,806,026	1,903,249
American Funds High-Income Trust - Class 1A	332,675	9.15	3,043,978	3,058,461
American Funds International Fund - Class 1	155,873	17.84	2,780,772	2,963,754
American Funds International Fund - Class 1A	719,055	17.75	12,763,229	13,846,639
American Funds International Fund - Class 2	21,502,763	17.75	381,674,042	391,116,646
American Funds International Fund - Class 4	3,835,158	17.46	66,961,852	72,203,554
American Funds International Growth and Income Fund - Class 1	74,654	10.19	760,728	958,833
American Funds International Growth and Income Fund - Class 1A	260,318	9.91	2,579,750	2,931,879
American Funds Managed Risk Asset Allocation Fund - Class P1	592,402	13.20	7,819,704	7,603,626
American Funds Managed Risk Asset Allocation Fund - Class P2	9,091,789	12.78	116,193,061	111,838,733
American Funds Managed Risk Growth Fund - Class P1	427,027	13.35	5,700,804	5,312,188
American Funds Managed Risk Growth-Income Fund - Class P1	123,427	14.35	1,771,172	1,625,143
American Funds Managed Risk International Fund - Class P1	210,639	8.23	1,733,560	2,021,378
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	216,262	11.76	2,543,243	2,462,513
American Funds Mortgage Fund - Class 1	36,966	9.08	335,648	376,998
American Funds Mortgage Fund - Class 1A	297,930	8.96	2,669,453	2,929,754
American Funds Mortgage Fund - Class 4	857,187	8.86	7,594,674	8,471,113

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
American Funds New World Fund® - Class 1	114,448	$26.67	$3,052,341	$2,760,905
American Funds New World Fund® - Class 1A	430,341	26.53	11,416,946	11,786,157
American Funds New World Fund® - Class 4	2,137,682	26.10	55,793,493	54,102,768
American Funds The Bond Fund of America - Class 1	705,377	9.27	6,538,849	7,523,528
American Funds The Bond Fund of America - Class 1A	1,896,135	9.20	17,444,445	19,110,359
American Funds U.S. Government Securities Fund - Class 1	23,683	9.59	227,123	263,044
American Funds U.S. Government Securities Fund - Class 1A	575,074	9.53	5,480,458	6,023,573
American Funds Washington Mutual Investors Fund - Class 1	153,424	16.86	2,586,733	2,094,776
American Funds Washington Mutual Investors Fund - Class 1A	1,638,331	16.79	27,507,586	23,815,032
American Funds Washington Mutual Investors Fund - Class 4	9,631,232	16.34	157,374,329	135,640,824
ClearBridge Variable Growth Portfolio - Class I	52,789	14.51	765,963	1,052,332
ClearBridge Variable Growth Portfolio - Class II	1,425,070	13.82	19,694,474	29,046,265
ClearBridge Variable Large Cap Growth Portfolio - Class I	198,176	47.43	9,399,482	7,578,238
ClearBridge Variable Large Cap Growth Portfolio - Class II	6,839,629	46.54	318,316,330	233,609,712
ClearBridge Variable Mid Cap Portfolio - Class I	70,143	24.43	1,713,599	1,663,332
ClearBridge Variable Mid Cap Portfolio - Class II	2,452,101	24.15	59,218,244	55,085,960
Columbia VP Commodity Strategy Fund - Class 1	581,631	3.88	2,256,726	2,862,069
Columbia VP Commodity Strategy Fund - Class 2	1,576,587	3.79	5,975,265	7,596,164
Columbia VP Emerging Markets Bond Fund - Class 1	126,232	7.94	1,002,279	1,045,978
Columbia VP Emerging Markets Bond Fund - Class 2	479,846	7.93	3,805,182	4,089,002
Columbia VP Strategic Income Fund - Class 1	769,240	3.70	2,846,189	2,965,675
Columbia VP Strategic Income Fund - Class 2	5,391,269	3.65	19,678,131	20,746,267
DWS Alternative Asset Allocation VIP Portfolio - Class A	292,852	12.95	3,792,439	3,912,193
DWS Alternative Asset Allocation VIP Portfolio - Class B	2,713,003	12.94	35,106,252	35,990,334
DWS Equity 500 Index VIP Portfolio - Class A	230,873	31.11	7,182,449	4,722,594
DWS Small Cap Index VIP Portfolio - Class A	135,741	14.52	1,970,960	1,863,898
Eaton Vance VT Floating-Rate Income Fund - ADV Class	419,619	8.61	3,612,923	3,660,071
Eaton Vance VT Floating-Rate Income Fund - Initial Class	4,230,358	8.61	36,423,381	36,653,951
Fidelity® VIP Balanced Portfolio - Initial Class	589,316	24.61	14,503,061	13,431,692
Fidelity® VIP Balanced Portfolio - Service Class 2	24,609,108	23.69	582,989,761	530,175,804
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	244	41.52	10,124	10,748
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	17,476	41.38	723,175	643,845
Fidelity® VIP Consumer Staples Portfolio - Initial Class	2,725	19.52	53,189	54,405
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	33,107	19.45	643,935	657,502
Fidelity® VIP Contrafund® Portfolio - Initial Class	213,648	57.94	12,378,779	10,315,516
Fidelity® VIP Contrafund® Portfolio - Service Class	3,588	57.48	206,243	219,030
Fidelity® VIP Contrafund® Portfolio - Service Class 2	29,952,221	55.50	1,662,348,251	1,200,960,361
Fidelity® VIP Financials Portfolio - Initial Class	8,575	18.87	161,802	167,243
Fidelity® VIP Financials Portfolio - Service Class 2	122,112	18.79	2,294,478	2,144,511
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	37,945	12.04	456,857	457,805
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	2,250,873	11.98	26,965,459	26,913,391
Fidelity® VIP Growth Portfolio - Initial Class	130,532	96.94	12,653,738	11,748,150
Fidelity® VIP Growth Portfolio - Service Class 2	5,141,581	92.74	476,830,251	440,393,827
Fidelity® VIP Mid Cap Portfolio - Initial Class	147,886	37.56	5,554,581	5,552,940
Fidelity® VIP Mid Cap Portfolio - Service Class 2	18,139,719	35.48	643,597,232	616,267,328
Fidelity® VIP Strategic Income Portfolio - Initial Class	1,046,063	10.72	11,213,794	11,501,171
Fidelity® VIP Strategic Income Portfolio - Service Class 2	4,336,685	10.57	45,838,761	46,932,279
Fidelity® VIP Technology Portfolio - Initial Class	20,860	41.79	871,725	756,570
Fidelity® VIP Technology Portfolio - Service Class 2	413,673	41.64	17,225,323	14,921,977
First Trust Capital Strength Hedged Equity Portfolio - Class I	717,375	9.97	7,152,233	7,181,352
First Trust Capital Strength Portfolio - Class I	10,776,965	13.94	150,230,897	144,527,526
First Trust Dorsey Wright Tactical Core Portfolio - Class I	802,516	12.76	10,240,104	9,588,917
First Trust Growth Strength Portfolio - Class I	1,356,855	13.37	18,141,156	18,300,358
First Trust International Developed Capital Strength Portfolio - Class I	1,756,728	12.24	21,502,356	21,951,304
First Trust Multi Income Allocation Portfolio - Class I	1,016,300	11.35	11,535,010	11,483,014

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	13,417,803	$13.58	$182,213,760	$182,654,107
Franklin Allocation VIP Fund - Class 1	44,637	5.29	236,128	220,281
Franklin Allocation VIP Fund - Class 4	4,996,127	5.45	27,228,894	27,221,297
Franklin Income VIP Fund - Class 1	80,300	15.12	1,214,133	1,255,109
Franklin Income VIP Fund - Class 2	22,683,381	14.36	325,733,349	333,862,790
Franklin Income VIP Fund - Class 4	12,519,910	14.86	186,045,867	191,772,117
Franklin Multi-Asset Variable Conservative Growth - Class I	6,910	15.20	105,034	111,253
Franklin Multi-Asset Variable Conservative Growth - Class II	1,224,239	15.13	18,522,743	17,873,624
Franklin Mutual Shares VIP Fund - Class 1	47,427	16.84	798,673	859,872
Franklin Mutual Shares VIP Fund - Class 2	26,418,950	16.39	433,006,598	429,313,498
Franklin Mutual Shares VIP Fund - Class 4	2,935,947	16.61	48,766,076	49,779,223
Franklin Rising Dividends VIP Fund - Class 1	129,396	29.52	3,819,767	3,757,869
Franklin Rising Dividends VIP Fund - Class 4	2,507,367	28.11	70,482,073	68,787,027
Franklin Small Cap Value VIP Fund - Class 1	152,045	15.32	2,329,330	2,308,406
Franklin Small Cap Value VIP Fund - Class 4	1,830,591	15.00	27,458,869	26,404,852
Franklin Small-Mid Cap Growth VIP Fund - Class 1	105,466	18.99	2,002,805	1,922,896
Franklin Small-Mid Cap Growth VIP Fund - Class 4	987,230	15.89	15,687,088	16,100,732
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	357,046	1.00	357,046	357,047
Goldman Sachs VIT Government Money Market Fund - Service Shares	18,910,393	1.00	18,910,393	18,910,398
Goldman Sachs VIT Large Cap Value Fund - Service Shares	12,347,002	8.63	106,554,631	113,499,741
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	482,216	8.88	4,282,077	4,399,294
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	394,494	8.93	3,522,833	3,622,754
Guggenheim VT Multi-Hedge Strategies	443,167	23.79	10,542,946	11,601,844
Hartford Capital Appreciation HLS Fund - Class IA	2,346	53.19	124,780	114,401
Hartford Capital Appreciation HLS Fund - Class IC	297,080	52.13	15,486,794	13,654,860
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	584,155	1.84	1,074,846	1,297,105
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	7,152,407	1.96	14,018,719	16,442,234
Invesco V.I. American Franchise Fund - Series I Shares	30,789	79.53	2,448,616	1,605,571
Invesco V.I. American Franchise Fund - Series II Shares	11,217	71.60	803,124	572,773
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	21,981	8.47	186,180	224,330
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	1,098,965	8.27	9,088,437	10,967,339
Invesco V.I. Comstock Fund - Series I Shares	121,291	20.72	2,513,154	2,489,413
Invesco V.I. Comstock Fund - Series II Shares	1,700,294	20.61	35,043,054	34,546,375
Invesco V.I. Core Equity Fund - Series I Shares	167,601	33.62	5,634,737	4,836,173
Invesco V.I. Core Equity Fund - Series II Shares	32,778	33.39	1,094,467	941,387
Invesco V.I. Diversified Dividend Fund - Series I Shares	61,729	25.88	1,597,558	1,619,180
Invesco V.I. Diversified Dividend Fund - Series II Shares	918,978	25.60	23,525,833	23,421,400
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	199,658	28.41	5,672,281	5,140,658
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	10,973,615	27.23	298,811,525	247,402,513
Invesco V.I. Equity and Income Fund - Series I Shares	56,642	17.46	988,964	1,055,871
Invesco V.I. Equity and Income Fund - Series II Shares	1,111,854	17.33	19,268,424	19,356,220
Invesco V.I. EQV International Equity Fund - Series I Shares	55,506	33.52	1,860,550	1,904,687
Invesco V.I. EQV International Equity Fund - Series II Shares	2,301,212	32.89	75,686,867	80,519,850
Invesco V.I. Global Fund - Series II Shares	152,156	38.66	5,882,338	5,392,705
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	115,709	29.25	3,384,480	3,001,795
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	1,248,185	28.49	35,560,790	31,985,592
Janus Henderson Balanced Portfolio - Service Shares	216,186	54.39	11,758,369	8,036,561
Janus Henderson Enterprise Portfolio - Service Shares	63,043	74.72	4,710,563	3,711,626
Janus Henderson Global Research Portfolio - Service Shares	8,318	69.97	582,012	392,361
Lincoln Hedged Nasdaq-100 Fund - Service Class	349,958	11.22	3,924,781	3,860,707
Lincoln Hedged Nasdaq-100 Fund - Standard Class	45,070	11.31	509,558	511,027
Lincoln Hedged S&P 500 Conservative Fund - Service Class	1,212,483	10.36	12,562,540	12,732,500
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	2,914	10.43	30,401	31,805
Lincoln Hedged S&P 500 Fund - Service Class	1,450,621	10.90	15,805,965	15,909,584
Lincoln Hedged S&P 500 Fund - Standard Class	11,444	10.93	125,091	129,815

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Lincoln Opportunistic Hedged Equity Fund - Service Class	286,862	$10.63	$3,048,192	$3,165,579
Lincoln Opportunistic Hedged Equity Fund - Standard Class	12,712	10.64	135,225	145,268
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	4,453,984	10.40	46,321,431	51,151,184
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	606,956	29.23	17,741,333	20,000,802
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	555,170	18.37	10,198,468	9,144,974
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	3,800,018	13.09	49,742,236	51,997,883
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	6,050,755	60.59	366,584,963	261,477,216
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	127,527	63.77	8,132,032	6,516,686
LVIP American Balanced Allocation Fund - Service Class	8,817,778	11.40	100,505,031	107,802,352
LVIP American Balanced Allocation Fund - Standard Class	1,439,515	11.42	16,443,577	17,566,345
LVIP American Century Balanced Fund - Service Class	16,882,625	8.40	141,830,932	131,258,840
LVIP American Century Balanced Fund - Standard Class II	95,807	8.40	805,063	699,297
LVIP American Century Capital Appreciation Fund - Service Class	578,899	16.33	9,451,684	8,646,759
LVIP American Century Capital Appreciation Fund - Standard Class II	9,527	16.77	159,724	158,402
LVIP American Century Disciplined Core Value Fund - Service Class	127,522	8.57	1,092,230	1,095,520
LVIP American Century Disciplined Core Value Fund - Standard Class II	5,472	8.57	46,865	48,310
LVIP American Century Inflation Protection Fund - Service Class	563,129	9.16	5,160,512	5,353,050
LVIP American Century Inflation Protection Fund - Standard Class II	3,497	9.19	32,132	32,743
LVIP American Century International Fund - Service Class	118,371	10.68	1,263,613	1,326,724
LVIP American Century International Fund - Standard Class II	8,076	10.68	86,281	90,594
LVIP American Century Large Company Value Fund - Service Class	5,912,108	19.19	113,447,448	105,902,552
LVIP American Century Large Company Value Fund - Standard Class II	398,516	18.81	7,496,878	6,891,292
LVIP American Century Mid Cap Value Fund - Service Class	171,364	19.68	3,372,278	3,492,804
LVIP American Century Mid Cap Value Fund - Standard Class II	8,774	19.66	172,463	178,147
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	33,299,339	13.74	457,666,120	427,107,915
LVIP American Century Ultra Fund - Service Class	14,717,108	29.04	427,311,222	405,707,675
LVIP American Century Ultra Fund - Standard Class	182,634	30.37	5,546,398	5,271,798
LVIP American Century Value Fund - Service Class	317,464	12.25	3,887,662	4,046,924
LVIP American Century Value Fund - Standard Class II	21,545	12.23	263,480	277,392
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	2,727,153	10.57	28,828,734	30,349,951
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	42,104	10.58	445,253	455,523
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	5,819,387	10.81	62,901,756	65,857,863
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	43,554	10.82	471,208	495,329
LVIP American Global Growth Fund - Service Class II	14,168,186	23.81	337,344,521	304,938,072
LVIP American Global Small Capitalization Fund - Service Class II	5,075,496	10.18	51,673,621	66,479,617
LVIP American Growth Allocation Fund - Service Class	6,254,344	11.42	71,424,607	77,758,850
LVIP American Growth Allocation Fund - Standard Class	784,683	11.45	8,983,834	9,999,407
LVIP American Growth Fund - Service Class II	64,436,982	34.71	2,236,672,075	1,643,133,925
LVIP American Growth-Income Fund - Service Class II	53,452,429	30.20	1,614,103,003	1,209,668,223
LVIP American Income Allocation Fund - Standard Class	6,900	10.99	75,820	78,685
LVIP American International Fund - Service Class II	20,841,258	12.51	260,661,614	281,162,944
LVIP American Preservation Fund - Service Class	2,356,188	9.04	21,299,942	22,442,329
LVIP American Preservation Fund - Standard Class	24,084	9.04	217,647	236,828
LVIP Baron Growth Opportunities Fund - Service Class	4,155,871	75.41	313,377,611	253,013,077
LVIP Baron Growth Opportunities Fund - Standard Class	23,579	79.24	1,868,364	1,633,556
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	62,876,536	20.73	1,303,430,588	1,247,067,500
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	27,133	20.82	564,927	563,170
LVIP BlackRock Global Allocation Fund - Service Class	63,677,019	12.13	772,465,920	717,948,923
LVIP BlackRock Global Allocation Fund - Standard Class	684,755	12.14	8,309,498	7,779,635
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	50,781,312	11.46	581,699,932	538,839,678
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	5,519	11.54	63,673	59,630
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	27,993,617	12.72	355,994,825	323,444,033
LVIP BlackRock Inflation Protected Bond Fund - Service Class	81,735,056	9.01	736,432,859	827,139,660
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	1,341,965	9.01	12,096,473	13,197,046
LVIP BlackRock Real Estate Fund - Service Class	9,078,722	7.32	66,410,853	74,190,713

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP BlackRock Real Estate Fund - Standard Class	341,925	$7.43	$2,540,500	$2,760,479
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	38,370,560	13.90	533,465,894	465,651,378
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	484	13.93	6,744	6,028
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	25,526,521	53.83	1,374,194,742	971,807,959
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	40,625	56.06	2,277,226	1,624,078
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	34,043,651	20.72	705,350,402	527,627,530
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	6,496	21.92	142,381	93,729
LVIP Channing Small Cap Value Fund - Service Class	1,015,641	12.48	12,672,152	11,641,972
LVIP Channing Small Cap Value Fund - Standard Class	142,593	12.51	1,783,555	1,645,418
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	24,749,947	17.61	435,772,322	314,499,659
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	4,631	17.66	81,761	57,736
LVIP Dimensional International Core Equity Fund - Service Class	13,439,723	12.07	162,204,019	148,504,038
LVIP Dimensional International Core Equity Fund - Standard Class	1,746,517	12.10	21,129,367	19,811,866
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	47,999,471	10.27	493,050,568	455,597,126
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	269,504	10.28	2,770,773	2,566,793
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	6,199,051	48.01	297,604,020	231,976,614
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	626,438	48.49	30,375,349	25,303,417
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	8,861,327	21.69	192,175,591	144,142,893
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	1,228,042	21.74	26,697,636	21,533,671
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	36,090,760	23.39	843,982,427	580,535,255
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	254,266	23.43	5,956,430	4,923,547
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	29,093,437	16.49	479,634,394	396,445,677
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	4,944	16.53	81,717	63,639
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	17,827,769	44.21	788,201,310	619,469,734
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	14,141,660	7.73	109,244,325	119,015,696
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	557,055	7.72	4,300,463	4,579,841
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	13,559,706	8.04	109,047,158	106,907,888
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	276,245	8.04	2,220,460	2,174,014
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	21,397,409	14.76	315,911,348	275,352,273
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	486,544	14.82	7,208,641	6,586,057
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	13,480,563	12.85	173,265,672	164,894,991
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	685,635	12.89	8,837,151	8,378,044
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	25,930,869	11.52	298,723,610	280,379,137
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	251,216	11.56	2,903,057	2,630,971
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	50,015,504	12.07	603,837,174	654,081,662
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	184,146	12.08	2,223,753	2,401,779
LVIP Global Growth Allocation Managed Risk Fund - Service Class	373,938,895	13.32	4,981,987,901	4,879,934,999
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	794,106	13.32	10,578,281	10,944,519
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	300,375,707	13.53	4,062,581,436	4,048,215,998
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	309,271	13.53	4,183,821	4,267,812
LVIP Government Money Market Fund - Service Class	101,781,894	10.00	1,017,818,936	1,017,819,024
LVIP Government Money Market Fund - Standard Class	5,339,421	10.00	53,394,213	53,394,221
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	27,873,338	13.40	373,530,607	316,883,915
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	6,886	13.43	92,460	76,310
LVIP JPMorgan Core Bond Fund - Service Class	47,654,270	9.48	451,524,206	483,950,563
LVIP JPMorgan Core Bond Fund - Standard Class	1,530,181	9.61	14,705,038	15,702,038
LVIP JPMorgan High Yield Fund - Service Class	20,252,087	9.80	198,470,454	209,512,050
LVIP JPMorgan High Yield Fund - Standard Class	763,525	9.81	7,487,124	7,746,317
LVIP JPMorgan Mid Cap Value Fund - Service Class	2,155,748	9.72	20,949,555	21,987,888
LVIP JPMorgan Mid Cap Value Fund - Standard Class	128,671	9.75	1,254,023	1,337,654
LVIP JPMorgan Retirement Income Fund - Service Class	1,625,974	12.55	20,412,480	20,207,319
LVIP JPMorgan Retirement Income Fund - Standard Class	104,901	12.57	1,318,188	1,397,811
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	23,957,693	19.28	461,928,279	382,592,199
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	8,334	19.49	162,403	141,062
LVIP JPMorgan Small Cap Core Fund - Service Class	1,970,002	21.40	42,161,987	41,113,759

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP JPMorgan Small Cap Core Fund - Standard Class	46,011	$21.69	$998,163	$949,538
LVIP JPMorgan U.S. Equity Fund - Service Class	2,054,577	43.65	89,678,159	84,027,559
LVIP JPMorgan U.S. Equity Fund - Standard Class	65,120	44.49	2,897,307	2,786,615
LVIP Loomis Sayles Global Growth Fund - Service Class	240,825	17.80	4,287,648	3,637,806
LVIP Loomis Sayles Global Growth Fund - Standard Class	36,582	18.07	660,919	565,476
LVIP Macquarie Bond Fund - Service Class	348,867,291	11.34	3,954,759,612	4,626,962,852
LVIP Macquarie Bond Fund - Standard Class	3,908,542	11.34	44,334,589	50,885,443
LVIP Macquarie Diversified Floating Rate Fund - Service Class	70,635,031	9.78	690,528,063	706,146,940
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	470,598	9.78	4,602,448	4,653,090
LVIP Macquarie Diversified Income Fund - Service Class	202,533,973	8.66	1,753,944,204	2,053,364,106
LVIP Macquarie Diversified Income Fund - Standard Class	1,429,161	8.71	12,442,272	14,091,258
LVIP Macquarie High Yield Fund - Service Class	18,149,706	4.22	76,646,208	85,309,176
LVIP Macquarie High Yield Fund - Standard Class	581,723	4.22	2,456,035	2,597,301
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	97,535,745	9.25	902,595,787	948,438,427
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	438,520	9.31	4,081,748	4,198,090
LVIP Macquarie Mid Cap Value Fund - Service Class	3,658,702	43.61	159,566,989	139,911,101
LVIP Macquarie Mid Cap Value Fund - Standard Class	38,740	44.03	1,705,638	1,679,301
LVIP Macquarie SMID Cap Core Fund - Service Class	6,739,720	25.04	168,755,859	153,973,133
LVIP Macquarie SMID Cap Core Fund - Standard Class	204,303	27.81	5,682,282	4,867,228
LVIP Macquarie Social Awareness Fund - Service Class	1,458,989	52.70	76,881,403	60,653,065
LVIP Macquarie Social Awareness Fund - Standard Class	136,761	53.26	7,283,755	5,401,365
LVIP Macquarie U.S. Growth Fund - Service Class	29,357,121	11.70	343,566,389	275,631,752
LVIP Macquarie U.S. Growth Fund - Standard Class	49,923	13.06	651,744	617,346
LVIP Macquarie U.S. REIT Fund - Service Class	7,237,203	13.78	99,750,363	95,251,423
LVIP Macquarie U.S. REIT Fund - Standard Class	349,062	13.75	4,798,553	4,723,570
LVIP Macquarie Value Fund - Service Class	8,848,684	25.55	226,039,640	232,690,599
LVIP Macquarie Value Fund - Standard Class	155,864	25.56	3,983,879	4,223,293
LVIP Macquarie Wealth Builder Fund - Service Class	1,444,153	11.81	17,049,665	17,111,931
LVIP Macquarie Wealth Builder Fund - Standard Class	198,620	11.84	2,351,458	2,496,099
LVIP MFS International Growth Fund - Service Class	14,668,990	19.67	288,553,698	261,010,204
LVIP MFS International Growth Fund - Standard Class	138,757	19.67	2,728,661	2,732,705
LVIP MFS Value Fund - Service Class	19,608,570	52.64	1,032,097,061	797,735,217
LVIP MFS Value Fund - Standard Class	154,492	52.73	8,146,388	7,730,619
LVIP Mondrian Global Income Fund - Service Class	40,317,154	8.82	355,597,297	441,517,899
LVIP Mondrian Global Income Fund - Standard Class	236,537	8.93	2,112,035	2,325,765
LVIP Mondrian International Value Fund - Service Class	13,724,369	16.64	228,400,951	221,187,770
LVIP Mondrian International Value Fund - Standard Class	418,608	16.66	6,972,761	6,723,754
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	5,894,268	14.62	86,185,988	69,698,535
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	3,584	14.64	52,464	41,952
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	42,949,093	12.65	543,434,872	489,770,421
LVIP PIMCO Low Duration Bond Fund - Service Class	86,932,431	9.31	809,688,662	841,355,166
LVIP PIMCO Low Duration Bond Fund - Standard Class	1,754,187	9.32	16,349,024	16,945,217
LVIP SSGA Bond Index Fund - Service Class	82,958,939	9.78	811,089,546	905,681,189
LVIP SSGA Bond Index Fund - Standard Class	3,055,956	9.77	29,865,854	32,041,593
LVIP SSGA Conservative Index Allocation Fund - Service Class	5,472,453	13.51	73,905,474	72,467,605
LVIP SSGA Conservative Index Allocation Fund - Standard Class	353,884	13.51	4,781,684	5,039,353
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	1,479,390	10.38	15,360,502	16,549,063
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	401,589	10.41	4,181,750	4,291,426
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	43,399,535	11.82	513,112,699	500,017,988
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	208,513	11.82	2,464,624	2,480,761
LVIP SSGA International Index Fund - Service Class	25,019,305	10.45	261,476,753	233,054,025
LVIP SSGA International Index Fund - Standard Class	1,678,173	10.45	17,536,904	16,974,281
LVIP SSGA International Managed Volatility Fund - Service Class	25,091,327	9.44	236,862,126	220,818,773
LVIP SSGA International Managed Volatility Fund - Standard Class	4,753	9.43	44,824	43,265
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	46,278,188	18.21	842,725,809	662,569,430

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
LVIP SSGA Mid-Cap Index Fund - Service Class	16,036,511	$12.98	$208,202,028	$200,938,108
LVIP SSGA Mid-Cap Index Fund - Standard Class	1,702,116	13.04	22,193,888	21,706,555
LVIP SSGA Moderate Index Allocation Fund - Service Class	15,160,292	16.47	249,644,533	220,642,311
LVIP SSGA Moderate Index Allocation Fund - Standard Class	329,107	16.48	5,424,335	5,362,007
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	13,297,838	17.46	232,153,656	200,281,663
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	381,772	17.51	6,684,064	6,049,952
LVIP SSGA Nasdaq-100 Index Fund - Service Class	2,561,964	14.74	37,750,534	29,459,171
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	270,894	14.77	4,000,293	3,341,761
LVIP SSGA S&P 500 Index Fund - Service Class	76,292,755	30.26	2,308,542,478	1,692,047,503
LVIP SSGA S&P 500 Index Fund - Standard Class	5,582,564	30.33	169,319,156	132,502,425
LVIP SSGA Short-Term Bond Index Fund - Service Class	24,414,917	9.84	240,242,783	245,481,774
LVIP SSGA Short-Term Bond Index Fund - Standard Class	1,544,683	9.87	15,242,935	15,451,393
LVIP SSGA Small-Cap Index Fund - Service Class	14,664,052	32.71	479,661,134	434,312,029
LVIP SSGA Small-Cap Index Fund - Standard Class	755,945	32.79	24,784,427	24,100,128
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	43,883,371	13.06	572,941,290	546,161,461
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	4,321	13.08	56,510	50,572
LVIP Structured Conservative Allocation Fund - Service Class	10,002,079	10.32	103,171,445	114,163,070
LVIP Structured Conservative Allocation Fund - Standard Class	107,834	10.32	1,112,311	1,295,840
LVIP Structured Moderate Allocation Fund - Service Class	42,594,587	11.26	479,444,676	513,804,492
LVIP Structured Moderate Allocation Fund - Standard Class	120,937	11.27	1,362,354	1,554,783
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	23,952,882	11.90	285,135,112	298,588,288
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	207,425	11.92	2,471,883	2,677,738
LVIP T. Rowe Price 2020 Fund - Service Class	720,625	9.43	6,792,613	7,178,121
LVIP T. Rowe Price 2030 Fund - Service Class	378,232	11.61	4,392,411	4,069,380
LVIP T. Rowe Price 2040 Fund - Service Class	328,374	12.36	4,058,052	3,376,660
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	12,661,032	29.84	377,805,195	336,437,708
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	149,572	32.32	4,834,304	4,204,330
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	16,359,384	12.61	206,242,755	181,638,248
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	123,917	12.64	1,566,060	1,444,922
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	147,116,958	12.55	1,846,317,821	1,601,967,304
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	275,102	12.57	3,457,763	3,271,961
LVIP Vanguard Bond Allocation Fund - Service Class	109,072,663	9.01	982,199,328	1,103,773,305
LVIP Vanguard Bond Allocation Fund - Standard Class	6,517,753	9.01	58,737,987	64,752,815
LVIP Vanguard Domestic Equity ETF Fund - Service Class	12,767,037	38.05	485,760,216	304,200,737
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	784,624	38.12	29,909,067	21,866,021
LVIP Vanguard International Equity ETF Fund - Service Class	24,629,107	11.82	291,140,677	278,348,772
LVIP Vanguard International Equity ETF Fund - Standard Class	2,282,417	11.84	27,021,539	26,871,239
LVIP Wellington SMID Cap Value Fund - Service Class	5,473,589	25.61	140,173,139	135,371,877
LVIP Wellington SMID Cap Value Fund - Standard Class	62,675	25.81	1,617,889	1,644,903
LVIP Western Asset Core Bond Fund - Service Class	62,507,338	7.41	463,116,867	572,800,305
LVIP Western Asset Core Bond Fund - Standard Class	2,017,139	7.38	14,890,522	18,305,666
Macquarie VIP Asset Strategy Series - Service Class	793,608	9.29	7,372,617	7,421,398
Macquarie VIP Asset Strategy Series - Standard Class	14,666	9.32	136,686	136,246
Macquarie VIP Emerging Markets Series - Service Class	8,829,133	22.51	198,743,782	190,034,393
Macquarie VIP Emerging Markets Series - Standard Class	61,056	22.55	1,376,809	1,419,841
Macquarie VIP Energy Series - Service Class	2,208,856	4.68	10,337,446	10,499,852
Macquarie VIP Energy Series - Standard Class	84,362	4.67	393,973	419,800
Macquarie VIP High Income Series - Service Class	8,537,922	2.93	25,016,111	26,601,745
Macquarie VIP High Income Series - Standard Class	1,745,090	2.94	5,130,565	5,254,317
Macquarie VIP International Core Equity Series - Standard Class	3,421	16.55	56,617	57,696
Macquarie VIP Mid Cap Growth Series - Service Class	2,659,305	9.93	26,406,896	30,807,144
Macquarie VIP Mid Cap Growth Series - Standard Class	490,854	10.14	4,977,255	5,833,516
Macquarie VIP Science and Technology Series - Service Class	1,733,829	29.09	50,437,077	45,117,256
Macquarie VIP Science and Technology Series - Standard Class	94,137	29.70	2,795,875	2,456,356
Macquarie VIP Small Cap Growth Series - Service Class	2,438,441	6.57	16,020,560	17,615,457

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
5. Investments (continued)

Subaccount	Shares Owned	Net Asset Value	Fair Value of Shares	Cost of Shares
Macquarie VIP Small Cap Growth Series - Standard Class	176,425	$6.70	$1,182,046	$1,291,604
Macquarie VIP Small Cap Value Series - Service Class	11,115,402	40.25	447,394,911	384,538,890
Macquarie VIP Small Cap Value Series - Standard Class	216,175	40.48	8,750,758	8,220,232
MFS® VIT Growth Series - Initial Class	68,976	73.31	5,056,648	3,907,468
MFS® VIT Growth Series - Service Class	4,223,904	67.08	283,339,501	237,265,315
MFS® VIT Total Return Series - Initial Class	207,710	23.27	4,833,417	5,014,932
MFS® VIT Total Return Series - Service Class	5,763,250	22.64	130,479,977	135,227,739
MFS® VIT Utilities Series - Initial Class	161,675	34.22	5,532,513	5,363,241
MFS® VIT Utilities Series - Service Class	4,127,991	33.42	137,957,473	130,221,733
MFS® VIT II Core Equity Portfolio - Service Class	45,600	30.99	1,413,155	1,123,797
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	70,768	29.79	2,108,193	2,137,763
MFS® VIT II International Intrinsic Value Portfolio - Service Class	1,129,338	29.17	32,942,781	32,558,369
Morgan Stanley VIF Growth Portfolio - Class II	188,290	16.31	3,071,008	2,864,278
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	827,112	16.49	13,639,082	12,309,096
PIMCO VIT All Asset Portfolio - Advisor Class	538,793	8.94	4,816,810	5,317,379
PIMCO VIT All Asset Portfolio - Institutional Class	145,825	8.95	1,305,134	1,380,420
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	1,482,681	5.56	8,243,705	11,002,188
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	7,293	5.42	39,527	40,530
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	350,334	8.74	3,061,922	3,421,779
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	8,829	8.74	77,162	86,935
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	134,860	10.64	1,434,905	1,620,855
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	2,039	10.64	21,699	21,362
Putnam VT George Putnam Balanced Fund - Class IA	69,633	15.86	1,104,384	923,770
Putnam VT George Putnam Balanced Fund - Class IB	7,398,063	15.76	116,593,477	95,934,165
Putnam VT Global Health Care Fund - Class IA	72,584	16.58	1,203,445	1,236,288
Putnam VT Global Health Care Fund - Class IB	1,317,379	15.68	20,656,509	21,054,392
Putnam VT Income Fund - Class IA	81,205	8.13	660,193	812,844
Putnam VT Income Fund - Class IB	1,180,300	8.02	9,466,010	11,179,111
Putnam VT Large Cap Value Fund - Class IA	400,149	32.94	13,180,904	11,489,498
Putnam VT Large Cap Value Fund - Class IB	9,433,923	32.42	305,847,792	273,811,975
Putnam VT Sustainable Future Fund - Class IB	43,100	16.98	731,844	689,241
Putnam VT Sustainable Leaders Fund - Class IA	4,267	50.51	215,548	162,391
Putnam VT Sustainable Leaders Fund - Class IB	207,160	48.30	10,005,825	9,679,397
Templeton Foreign VIP Fund - Class 1	12,671	14.08	178,406	175,545
Templeton Foreign VIP Fund - Class 4	461,440	14.07	6,492,463	6,383,775
Templeton Global Bond VIP Fund - Class 1	163,673	12.06	1,973,897	2,378,773
Templeton Global Bond VIP Fund - Class 2	13,243,017	11.38	150,705,532	199,636,948
Templeton Global Bond VIP Fund - Class 4	1,291,284	11.63	15,017,634	19,275,193
Templeton Growth VIP Fund - Class 2	1,157,687	12.48	14,447,935	13,857,841
TOPS® Balanced ETF Portfolio - Service Class Shares	22,467	13.94	313,196	298,401
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	722,009	14.58	10,526,891	8,661,568
VanEck VIP Global Resources Fund - Class S Shares	199,634	24.05	4,801,205	5,164,521
VanEck VIP Global Resources Fund - Initial Class Shares	12,139	25.18	305,661	333,409
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	2,045,664	8.52	17,429,056	18,288,326
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	391,381	8.46	3,311,083	3,444,663

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2024, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	381	(1,842)	(1,461)
AB VPS Discovery Value Portfolio - Class B	159,017	(887,960)	(728,943)
AB VPS Large Cap Growth Portfolio - Class B	9,212	(52,063)	(42,851)
AB VPS Sustainable Global Thematic Portfolio - Class B	45,997	(181,813)	(135,816)
ALPS Global Opportunity Portfolio - Class I	54,989	(3,448)	51,541
ALPS Global Opportunity Portfolio - Class III	72,377	(107,249)	(34,872)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	114,425	(76,615)	37,810
ALPS/Alerian Energy Infrastructure Portfolio - Class III	1,291,823	(1,861,051)	(569,228)
American Funds Asset Allocation Fund - Class 1	14,699	(45,175)	(30,476)
American Funds Asset Allocation Fund - Class 1A	513,844	(286,804)	227,040
American Funds Asset Allocation Fund - Class 4	2,009,897	(2,149,694)	(139,797)
American Funds Capital Income Builder® - Class 1	19,549	(7,894)	11,655
American Funds Capital Income Builder® - Class 1A	65,655	(52,456)	13,199
American Funds Capital Income Builder® - Class 4	999,390	(360,002)	639,388
American Funds Capital World Bond Fund - Class 1	21,212	(15,715)	5,497
American Funds Capital World Bond Fund - Class 1A	36,431	(59,529)	(23,098)
American Funds Capital World Growth and Income Fund - Class 1	132	(5,780)	(5,648)
American Funds Capital World Growth and Income Fund - Class 1A	66,840	(30,688)	36,152
American Funds Global Balanced Fund - Class 1	81	(428)	(347)
American Funds Global Balanced Fund - Class 1A	64,961	(12,408)	52,553
American Funds Global Growth Fund - Class 1	1,726	(6,393)	(4,667)
American Funds Global Growth Fund - Class 1A	135,779	(126,219)	9,560
American Funds Global Growth Fund - Class 2	269,551	(804,792)	(535,241)
American Funds Global Growth Fund - Class 4	1,254,654	(830,863)	423,791
American Funds Global Small Capitalization Fund - Class 1	699	(4,742)	(4,043)
American Funds Global Small Capitalization Fund - Class 1A	47,832	(29,405)	18,427
American Funds Global Small Capitalization Fund - Class 2	382,490	(1,227,385)	(844,895)
American Funds Global Small Capitalization Fund - Class 4	220,749	(477,464)	(256,715)
American Funds Growth Fund - Class 1	4,405	(18,217)	(13,812)
American Funds Growth Fund - Class 1A	295,072	(273,260)	21,812
American Funds Growth Fund - Class 2	1,202,884	(3,691,693)	(2,488,809)
American Funds Growth Fund - Class 4	4,510,862	(1,470,914)	3,039,948
American Funds Growth-Income Fund - Class 1	9,521	(22,043)	(12,522)
American Funds Growth-Income Fund - Class 1A	228,478	(209,583)	18,895
American Funds Growth-Income Fund - Class 2	1,099,630	(5,616,423)	(4,516,793)
American Funds Growth-Income Fund - Class 4	3,348,209	(776,223)	2,571,986
American Funds High-Income Trust - Class 1	31,622	(12,826)	18,796
American Funds High-Income Trust - Class 1A	63,334	(51,070)	12,264
American Funds International Fund - Class 1	10,469	(36,823)	(26,354)
American Funds International Fund - Class 1A	167,915	(140,801)	27,114
American Funds International Fund - Class 2	625,808	(2,451,324)	(1,825,516)
American Funds International Fund - Class 4	882,707	(431,595)	451,112
American Funds International Growth and Income Fund - Class 1	1,964	(6,872)	(4,908)
American Funds International Growth and Income Fund - Class 1A	54,669	(86,334)	(31,665)
American Funds Managed Risk Asset Allocation Fund - Class P1	44,376	(76,016)	(31,640)
American Funds Managed Risk Asset Allocation Fund - Class P2	112,487	(1,377,654)	(1,265,167)
American Funds Managed Risk Growth Fund - Class P1	18,331	(68,049)	(49,718)
American Funds Managed Risk Growth-Income Fund - Class P1	9,815	(23,508)	(13,693)
American Funds Managed Risk International Fund - Class P1	12,502	(18,792)	(6,290)
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	18,812	(37,758)	(18,946)
American Funds Mortgage Fund - Class 1	7,811	(16,149)	(8,338)
American Funds Mortgage Fund - Class 1A	95,365	(19,059)	76,306
American Funds Mortgage Fund - Class 4	467,457	(385,407)	82,050
American Funds New World Fund® - Class 1	12,722	(13,644)	(922)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds New World Fund® - Class 1A	145,905	(81,090)	64,815
American Funds New World Fund® - Class 4	330,019	(585,204)	(255,185)
American Funds The Bond Fund of America - Class 1	43,878	(18,523)	25,355
American Funds The Bond Fund of America - Class 1A	399,548	(232,076)	167,472
American Funds U.S. Government Securities Fund - Class 1	2,092	(2,346)	(254)
American Funds U.S. Government Securities Fund - Class 1A	235,354	(155,075)	80,279
American Funds Washington Mutual Investors Fund - Class 1	14,719	(45,658)	(30,939)
American Funds Washington Mutual Investors Fund - Class 1A	215,491	(135,747)	79,744
American Funds Washington Mutual Investors Fund - Class 4	1,320,564	(542,365)	778,199
ClearBridge Variable Growth Portfolio - Class I	12,484	(4,590)	7,894
ClearBridge Variable Growth Portfolio - Class II	182,270	(207,775)	(25,505)
ClearBridge Variable Large Cap Growth Portfolio - Class I	121,672	(115,005)	6,667
ClearBridge Variable Large Cap Growth Portfolio - Class II	1,110,653	(1,613,440)	(502,787)
ClearBridge Variable Mid Cap Portfolio - Class I	17,781	(22,606)	(4,825)
ClearBridge Variable Mid Cap Portfolio - Class II	195,962	(483,632)	(287,670)
Columbia VP Commodity Strategy Fund - Class 1	68,403	(21,087)	47,316
Columbia VP Commodity Strategy Fund - Class 2	91,081	(117,747)	(26,666)
Columbia VP Emerging Markets Bond Fund - Class 1	22,342	(19,653)	2,689
Columbia VP Emerging Markets Bond Fund - Class 2	123,354	(32,067)	91,287
Columbia VP Strategic Income Fund - Class 1	243,148	(230,826)	12,322
Columbia VP Strategic Income Fund - Class 2	562,642	(311,279)	251,363
Delaware VIP® International Series - Standard Class	12	(2,700)	(2,688)
DWS Alternative Asset Allocation VIP Portfolio - Class A	95,485	(23,141)	72,344
DWS Alternative Asset Allocation VIP Portfolio - Class B	98,346	(339,075)	(240,729)
DWS Equity 500 Index VIP Portfolio - Class A	6,641	(15,099)	(8,458)
DWS Small Cap Index VIP Portfolio - Class A	2,025	(8,234)	(6,209)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	58,618	(159,445)	(100,827)
Eaton Vance VT Floating-Rate Income Fund - Initial Class	1,384,001	(1,519,801)	(135,800)
Fidelity® VIP Balanced Portfolio - Initial Class	266,634	(193,193)	73,441
Fidelity® VIP Balanced Portfolio - Service Class 2	8,611,100	(823,180)	7,787,920
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	1,637	(879)	758
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	69,740	(30,795)	38,945
Fidelity® VIP Consumer Staples Portfolio - Initial Class	5,321	(144)	5,177
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	102,552	(62,786)	39,766
Fidelity® VIP Contrafund® Portfolio - Initial Class	104,210	(67,258)	36,952
Fidelity® VIP Contrafund® Portfolio - Service Class	23,830	(7,091)	16,739
Fidelity® VIP Contrafund® Portfolio - Service Class 2	2,023,935	(2,211,611)	(187,676)
Fidelity® VIP Financials Portfolio - Initial Class	18,497	(14,531)	3,966
Fidelity® VIP Financials Portfolio - Service Class 2	165,356	(20,067)	145,289
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	589	(19,258)	(18,669)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	264,577	(307,610)	(43,033)
Fidelity® VIP Growth Portfolio - Initial Class	55,445	(59,329)	(3,884)
Fidelity® VIP Growth Portfolio - Service Class 2	1,776,387	(560,984)	1,215,403
Fidelity® VIP Mid Cap Portfolio - Initial Class	65,206	(34,017)	31,189
Fidelity® VIP Mid Cap Portfolio - Service Class 2	1,317,872	(1,429,764)	(111,892)
Fidelity® VIP Strategic Income Portfolio - Initial Class	384,564	(66,475)	318,089
Fidelity® VIP Strategic Income Portfolio - Service Class 2	1,148,565	(396,986)	751,579
Fidelity® VIP Technology Portfolio - Initial Class	52,166	(45,386)	6,780
Fidelity® VIP Technology Portfolio - Service Class 2	865,787	(140,016)	725,771
First Trust Capital Strength Hedged Equity Portfolio - Class I	750,211	(202,509)	547,702
First Trust Capital Strength Portfolio - Class I	2,826,801	(918,452)	1,908,349
First Trust Capital Strength Portfolio - Class II	9	(84,168)	(84,159)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	102,610	(150,825)	(48,215)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	1	(17,863)	(17,862)
First Trust Growth Strength Portfolio - Class I	990,580	(239,954)	750,626
First Trust International Developed Capital Strength Portfolio - Class I	991,783	(134,213)	857,570

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
First Trust International Developed Capital Strength Portfolio - Class II	—	(28,245)	(28,245)
First Trust Multi Income Allocation Portfolio - Class I	321,543	(116,932)	204,611
First Trust Multi Income Allocation Portfolio - Class II	—	(2,442)	(2,442)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	891,466	(1,460,697)	(569,231)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	350	(104,614)	(104,264)
Franklin Allocation VIP Fund - Class 1	16,311	(1,923)	14,388
Franklin Allocation VIP Fund - Class 4	401,920	(150,512)	251,408
Franklin Income VIP Fund - Class 1	14,371	(9,517)	4,854
Franklin Income VIP Fund - Class 2	551,461	(2,421,465)	(1,870,004)
Franklin Income VIP Fund - Class 4	1,845,541	(1,050,505)	795,036
Franklin Multi-Asset Variable Conservative Growth - Class I	3,196	(3,237)	(41)
Franklin Multi-Asset Variable Conservative Growth - Class II	179,892	(182,389)	(2,497)
Franklin Mutual Shares VIP Fund - Class 1	805	(6,571)	(5,766)
Franklin Mutual Shares VIP Fund - Class 2	194,797	(3,819,860)	(3,625,063)
Franklin Mutual Shares VIP Fund - Class 4	279,498	(392,483)	(112,985)
Franklin Rising Dividends VIP Fund - Class 1	35,256	(28,966)	6,290
Franklin Rising Dividends VIP Fund - Class 4	848,288	(522,683)	325,605
Franklin Small Cap Value VIP Fund - Class 1	24,937	(48,217)	(23,280)
Franklin Small Cap Value VIP Fund - Class 4	539,597	(334,777)	204,820
Franklin Small-Mid Cap Growth VIP Fund - Class 1	23,189	(47,555)	(24,366)
Franklin Small-Mid Cap Growth VIP Fund - Class 4	205,994	(223,490)	(17,496)
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	56,426	(75,246)	(18,820)
Goldman Sachs VIT Government Money Market Fund - Service Shares	400,363	(267,633)	132,730
Goldman Sachs VIT Large Cap Value Fund - Service Shares	27,847	(652,734)	(624,887)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	106,267	(48,739)	57,528
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	174,388	(25,321)	149,067
Guggenheim VT Long Short Equity	241,167	(699,769)	(458,602)
Guggenheim VT Multi-Hedge Strategies	281,698	(130,418)	151,280
Hartford Capital Appreciation HLS Fund - Class IA	7	—	7
Hartford Capital Appreciation HLS Fund - Class IC	33,761	(73,357)	(39,596)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	13,497	(19,691)	(6,194)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	86,743	(168,093)	(81,350)
Invesco V.I. American Franchise Fund - Series I Shares	238	(11,897)	(11,659)
Invesco V.I. American Franchise Fund - Series II Shares	522	(1,971)	(1,449)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	2,450	(47,526)	(45,076)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	21,960	(99,337)	(77,377)
Invesco V.I. Comstock Fund - Series I Shares	29,051	(37,939)	(8,888)
Invesco V.I. Comstock Fund - Series II Shares	510,804	(332,108)	178,696
Invesco V.I. Core Equity Fund - Series I Shares	1,601	(16,741)	(15,140)
Invesco V.I. Core Equity Fund - Series II Shares	4,210	(9,159)	(4,949)
Invesco V.I. Diversified Dividend Fund - Series I Shares	74,528	(46,876)	27,652
Invesco V.I. Diversified Dividend Fund - Series II Shares	134,657	(209,107)	(74,450)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	41,982	(97,468)	(55,486)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	661,282	(1,877,828)	(1,216,546)
Invesco V.I. Equity and Income Fund - Series I Shares	9,935	(11,521)	(1,586)
Invesco V.I. Equity and Income Fund - Series II Shares	233,009	(236,304)	(3,295)
Invesco V.I. EQV International Equity Fund - Series I Shares	14,425	(33,225)	(18,800)
Invesco V.I. EQV International Equity Fund - Series II Shares	210,594	(282,125)	(71,531)
Invesco V.I. Global Fund - Series II Shares	6,736	(34,291)	(27,555)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	15,171	(24,714)	(9,543)
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	414,039	(178,589)	235,450
Janus Henderson Balanced Portfolio - Service Shares	80,354	(73,288)	7,066
Janus Henderson Enterprise Portfolio - Service Shares	1,710	(15,253)	(13,543)
Janus Henderson Global Research Portfolio - Service Shares	3,277	(4,560)	(1,283)
Lincoln Hedged Nasdaq-100 Fund - Service Class	305,762	(61,146)	244,616
Lincoln Hedged Nasdaq-100 Fund - Standard Class	51,850	(4,940)	46,910

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	2,716	(95,496)	(92,780)
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	234	(14,850)	(14,616)
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	21	(100,767)	(100,746)
Lincoln Hedged S&P 500 Conservative Fund - Service Class	880,905	(187,810)	693,095
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	2,909	(51)	2,858
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	2,413	(253,436)	(251,023)
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	1,290	(192,071)	(190,781)
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	59,141	(290,840)	(231,699)
Lincoln Hedged S&P 500 Fund - Service Class	1,123,768	(105,830)	1,017,938
Lincoln Hedged S&P 500 Fund - Standard Class	11,591	(25)	11,566
Lincoln Hedged S&P 500 Fund 2 - Service Class	135	(195,262)	(195,127)
Lincoln Hedged S&P 500 Fund 3 - Service Class	5,846	(211,280)	(205,434)
Lincoln Hedged S&P 500 Fund 4 - Service Class	51,566	(239,992)	(188,426)
Lincoln Opportunistic Hedged Equity Fund - Service Class	266,945	(26,468)	240,477
Lincoln Opportunistic Hedged Equity Fund - Standard Class	28,972	(17,329)	11,643
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	599,565	(392,682)	206,883
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	250,000	(611,620)	(361,620)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	4,746	(45,219)	(40,473)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	952,111	(967,877)	(15,766)
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	307,590	(1,634,851)	(1,327,261)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	20,346	(43,579)	(23,233)
LVIP American Balanced Allocation Fund - Service Class	711,643	(365,132)	346,511
LVIP American Balanced Allocation Fund - Standard Class	43,195	(62,091)	(18,896)
LVIP American Century Balanced Fund - Service Class	525,594	(997,883)	(472,289)
LVIP American Century Balanced Fund - Standard Class II	15,816	(40,061)	(24,245)
LVIP American Century Capital Appreciation Fund - Service Class	911,570	(81,107)	830,463
LVIP American Century Capital Appreciation Fund - Standard Class II	22,448	(8,503)	13,945
LVIP American Century Disciplined Core Value Fund - Service Class	122,220	(16,720)	105,500
LVIP American Century Disciplined Core Value Fund - Standard Class II	4,496	(7)	4,489
LVIP American Century Inflation Protection Fund - Service Class	876,819	(365,093)	511,726
LVIP American Century Inflation Protection Fund - Standard Class II	3,100	(3)	3,097
LVIP American Century International Fund - Service Class	131,926	(1,627)	130,299
LVIP American Century International Fund - Standard Class II	11,319	(2,493)	8,826
LVIP American Century Large Company Value Fund - Service Class	728,157	(944,769)	(216,612)
LVIP American Century Large Company Value Fund - Standard Class II	93,111	(82,204)	10,907
LVIP American Century Mid Cap Value Fund - Service Class	335,056	(9,031)	326,025
LVIP American Century Mid Cap Value Fund - Standard Class II	16,597	(31)	16,566
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	184,141	(3,353,945)	(3,169,804)
LVIP American Century Ultra Fund - Service Class	39,871,627	(2,730,726)	37,140,901
LVIP American Century Ultra Fund - Standard Class	568,638	(89,691)	478,947
LVIP American Century Ultra Fund - Standard Class II	2,050	(2,050)	—
LVIP American Century Value Fund - Service Class	381,727	(4,574)	377,153
LVIP American Century Value Fund - Standard Class II	25,526	(136)	25,390
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	109,465	(389,480)	(280,015)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	15	(918)	(903)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	86,235	(1,007,665)	(921,430)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	—	(513)	(513)
LVIP American Global Growth Fund - Service Class II	456,190	(868,271)	(412,081)
LVIP American Global Small Capitalization Fund - Service Class II	83,101	(325,504)	(242,403)
LVIP American Growth Allocation Fund - Service Class	975,409	(473,288)	502,121
LVIP American Growth Allocation Fund - Standard Class	18,862	(48,394)	(29,532)
LVIP American Growth Fund - Service Class II	3,353,443	(1,148,877)	2,204,566
LVIP American Growth-Income Fund - Service Class II	3,428,097	(1,140,277)	2,287,820
LVIP American Income Allocation Fund - Standard Class	638	(2,122)	(1,484)
LVIP American International Fund - Service Class II	1,112,456	(2,446,902)	(1,334,446)
LVIP American Preservation Fund - Service Class	886,538	(255,145)	631,393

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP American Preservation Fund - Standard Class	2,665	(6,027)	(3,362)
LVIP Baron Growth Opportunities Fund - Service Class	958,176	(983,448)	(25,272)
LVIP Baron Growth Opportunities Fund - Standard Class	20,201	(33,331)	(13,130)
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	383,496	(8,849,204)	(8,465,708)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	15,448	(4,227)	11,221
LVIP BlackRock Global Allocation Fund - Service Class	228,678	(5,686,989)	(5,458,311)
LVIP BlackRock Global Allocation Fund - Standard Class	55,244	(71,078)	(15,834)
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	183,499	(7,536,205)	(7,352,706)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	53	(273)	(220)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	394,409	(3,498,396)	(3,103,987)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	2,649,504	(5,853,500)	(3,203,996)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	228,469	(125,672)	102,797
LVIP BlackRock Real Estate Fund - Service Class	449,523	(1,107,165)	(657,642)
LVIP BlackRock Real Estate Fund - Standard Class	100,111	(85,112)	14,999
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	1,103,298	(4,831,605)	(3,728,307)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	415	(6)	409
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	561,308	(6,171,043)	(5,609,735)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	11,778	(15,805)	(4,027)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	351,149	(6,916,869)	(6,565,720)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	14	(284)	(270)
LVIP Channing Small Cap Value Fund - Service Class	836,319	(311,729)	524,590
LVIP Channing Small Cap Value Fund - Standard Class	224,834	(129,951)	94,883
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	56,444	(4,791,386)	(4,734,942)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	30	(443)	(413)
LVIP Dimensional International Core Equity Fund - Service Class	1,131,319	(1,048,913)	82,406
LVIP Dimensional International Core Equity Fund - Standard Class	275,942	(192,894)	83,048
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	1,332,655	(4,050,026)	(2,717,371)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	73,043	(51,767)	21,276
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	495,189	(990,739)	(495,550)
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	189,930	(214,059)	(24,129)
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	674,004	(1,373,418)	(699,414)
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	235,234	(174,728)	60,506
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	49,829	(6,506,848)	(6,457,019)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	50,189	(95,057)	(44,868)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	469,774	(3,761,939)	(3,292,165)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	24	(522)	(498)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	391,565	(8,041,526)	(7,649,961)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	—	(708)	(708)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	268,530	(1,426,765)	(1,158,235)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	52,902	(61,468)	(8,566)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	443,623	(1,131,647)	(688,024)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	31,338	(17,349)	13,989
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	276,438	(1,521,230)	(1,244,792)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	63,076	(70,433)	(7,357)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	286,826	(840,846)	(554,020)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	84,812	(71,361)	13,451
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,747,747	(992,848)	1,754,899
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	20,401	(16,483)	3,918
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	132,242	(5,461,131)	(5,328,889)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	303	(6,905)	(6,602)
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(44,621,726)	(44,621,726)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	3,391	(60,302)	(56,911)
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	46,912	(32,313,507)	(32,266,595)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	52,912	(29,728)	23,184
LVIP Government Money Market Fund - Service Class	84,140,149	(56,971,871)	27,168,278
LVIP Government Money Market Fund - Standard Class	2,970,337	(2,631,845)	338,492

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	153,931	(4,525,378)	(4,371,447)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	68	(281)	(213)
LVIP JPMorgan Core Bond Fund - Service Class	17,818,326	(717,783)	17,100,543
LVIP JPMorgan Core Bond Fund - Standard Class	740,174	(289,703)	450,471
LVIP JPMorgan High Yield Fund - Service Class	1,001,716	(944,150)	57,566
LVIP JPMorgan High Yield Fund - Standard Class	236,515	(116,101)	120,414
LVIP JPMorgan Mid Cap Value Fund - Service Class	1,303,455	(21,217)	1,282,238
LVIP JPMorgan Mid Cap Value Fund - Standard Class	115,805	(60,019)	55,786
LVIP JPMorgan Retirement Income Fund - Service Class	315,450	(346,229)	(30,779)
LVIP JPMorgan Retirement Income Fund - Standard Class	2,100	(995)	1,105
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	150,786	(5,234,989)	(5,084,203)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	612	(1,629)	(1,017)
LVIP JPMorgan Small Cap Core Fund - Service Class	2,782,748	(23,097)	2,759,651
LVIP JPMorgan Small Cap Core Fund - Standard Class	99,101	(161,252)	(62,151)
LVIP JPMorgan U.S. Equity Fund - Service Class	4,953,016	(337,475)	4,615,541
LVIP JPMorgan U.S. Equity Fund - Standard Class	260,386	(90,540)	169,846
LVIP Loomis Sayles Global Growth Fund - Service Class	69,309	(99,893)	(30,584)
LVIP Loomis Sayles Global Growth Fund - Standard Class	13,776	(5,725)	8,051
LVIP Macquarie Bond Fund - Service Class	24,769,450	(10,265,364)	14,504,086
LVIP Macquarie Bond Fund - Standard Class	257,319	(482,078)	(224,759)
LVIP Macquarie Diversified Floating Rate Fund - Service Class	5,280,361	(4,334,941)	945,420
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	133,673	(190,783)	(57,110)
LVIP Macquarie Diversified Income Fund - Service Class	6,387,660	(6,538,300)	(150,640)
LVIP Macquarie Diversified Income Fund - Standard Class	197,584	(666,972)	(469,388)
LVIP Macquarie High Yield Fund - Service Class	458,408	(450,398)	8,010
LVIP Macquarie High Yield Fund - Standard Class	46,883	(25,538)	21,345
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	3,762,002	(6,705,482)	(2,943,480)
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	118,654	(80,212)	38,442
LVIP Macquarie Mid Cap Value Fund - Service Class	694,306	(724,780)	(30,474)
LVIP Macquarie Mid Cap Value Fund - Standard Class	56,924	(42,312)	14,612
LVIP Macquarie SMID Cap Core Fund - Service Class	420,193	(388,297)	31,896
LVIP Macquarie SMID Cap Core Fund - Standard Class	33,625	(31,479)	2,146
LVIP Macquarie Social Awareness Fund - Service Class	127,461	(304,565)	(177,104)
LVIP Macquarie Social Awareness Fund - Standard Class	10,652	(31,670)	(21,018)
LVIP Macquarie U.S. Growth Fund - Service Class	185,368	(1,141,746)	(956,378)
LVIP Macquarie U.S. Growth Fund - Standard Class	14,856	(15,162)	(306)
LVIP Macquarie U.S. REIT Fund - Service Class	245,498	(766,180)	(520,682)
LVIP Macquarie U.S. REIT Fund - Standard Class	83,488	(53,747)	29,741
LVIP Macquarie Value Fund - Service Class	229,762	(1,225,348)	(995,586)
LVIP Macquarie Value Fund - Standard Class	10,020	(25,891)	(15,871)
LVIP Macquarie Wealth Builder Fund - Service Class	201,685	(173,629)	28,056
LVIP Macquarie Wealth Builder Fund - Standard Class	11,498	(24,819)	(13,321)
LVIP MFS International Growth Fund - Service Class	1,012,379	(1,113,715)	(101,336)
LVIP MFS International Growth Fund - Standard Class	22,490	(23,434)	(944)
LVIP MFS Value Fund - Service Class	1,062,779	(5,010,400)	(3,947,621)
LVIP MFS Value Fund - Standard Class	107,629	(87,625)	20,004
LVIP Mondrian Global Income Fund - Service Class	2,631,334	(3,818,491)	(1,187,157)
LVIP Mondrian Global Income Fund - Standard Class	139,978	(27,158)	112,820
LVIP Mondrian International Value Fund - Service Class	1,772,734	(2,060,001)	(287,267)
LVIP Mondrian International Value Fund - Standard Class	36,552	(73,524)	(36,972)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	206,611	(938,312)	(731,701)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	21,324	(20,824)	500
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	617,056	(4,333,659)	(3,716,603)
LVIP PIMCO Low Duration Bond Fund - Service Class	11,855,854	(8,228,948)	3,626,906
LVIP PIMCO Low Duration Bond Fund - Standard Class	599,378	(310,411)	288,967
LVIP SSGA Bond Index Fund - Service Class	6,911,001	(3,156,477)	3,754,524

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Bond Index Fund - Standard Class	1,574,099	(309,409)	1,264,690
LVIP SSGA Conservative Index Allocation Fund - Service Class	602,405	(775,758)	(173,353)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	24,952	(43,389)	(18,437)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	250,092	(223,494)	26,598
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	165,166	(69,479)	95,687
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	115,263	(5,121,347)	(5,006,084)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	5,161	(18,969)	(13,808)
LVIP SSGA International Index Fund - Service Class	1,764,119	(1,720,089)	44,030
LVIP SSGA International Index Fund - Standard Class	240,690	(159,486)	81,204
LVIP SSGA International Managed Volatility Fund - Service Class	587,189	(3,436,965)	(2,849,776)
LVIP SSGA International Managed Volatility Fund - Standard Class	1,299	(1,819)	(520)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	178,811	(5,873,621)	(5,694,810)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,363,396	(502,036)	861,360
LVIP SSGA Mid-Cap Index Fund - Standard Class	320,719	(140,341)	180,378
LVIP SSGA Moderate Index Allocation Fund - Service Class	761,870	(1,349,388)	(587,518)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	97,932	(58,920)	39,012
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	934,705	(1,230,517)	(295,812)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	53,345	(55,331)	(1,986)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	827,835	(469,124)	358,711
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	178,604	(156,529)	22,075
LVIP SSGA S&P 500 Index Fund - Service Class	6,974,345	(2,496,579)	4,477,766
LVIP SSGA S&P 500 Index Fund - Standard Class	771,510	(631,446)	140,064
LVIP SSGA Short-Term Bond Index Fund - Service Class	6,400,886	(3,372,101)	3,028,785
LVIP SSGA Short-Term Bond Index Fund - Standard Class	676,048	(381,386)	294,662
LVIP SSGA Small-Cap Index Fund - Service Class	1,948,214	(1,701,209)	247,005
LVIP SSGA Small-Cap Index Fund - Standard Class	439,436	(215,483)	223,953
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	481,706	(5,879,528)	(5,397,822)
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	230	(692)	(462)
LVIP Structured Conservative Allocation Fund - Service Class	377,110	(1,244,843)	(867,733)
LVIP Structured Conservative Allocation Fund - Standard Class	8,791	(10,418)	(1,627)
LVIP Structured Moderate Allocation Fund - Service Class	215,018	(3,692,200)	(3,477,182)
LVIP Structured Moderate Allocation Fund - Standard Class	5,381	(18,501)	(13,120)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	301,284	(2,162,278)	(1,860,994)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	1,086	(34,680)	(33,594)
LVIP T. Rowe Price 2020 Fund - Service Class	9,883	(63,428)	(53,545)
LVIP T. Rowe Price 2030 Fund - Service Class	17,049	(49,321)	(32,272)
LVIP T. Rowe Price 2040 Fund - Service Class	5,415	(68,425)	(63,010)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	681,923	(701,263)	(19,340)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	42,713	(27,542)	15,171
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,764,694	(1,392,909)	371,785
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	25,295	(11,402)	13,893
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	3,523,074	(8,477,705)	(4,954,631)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	42,346	(15,283)	27,063
LVIP Vanguard Bond Allocation Fund - Service Class	13,694,373	(3,098,290)	10,596,083
LVIP Vanguard Bond Allocation Fund - Standard Class	1,835,663	(455,076)	1,380,587
LVIP Vanguard Domestic Equity ETF Fund - Service Class	798,987	(1,537,506)	(738,519)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	239,955	(146,620)	93,335
LVIP Vanguard International Equity ETF Fund - Service Class	1,914,748	(1,374,003)	540,745
LVIP Vanguard International Equity ETF Fund - Standard Class	382,437	(258,103)	124,334
LVIP Wellington Capital Growth Fund - Service Class	95,874	(9,774,710)	(9,678,836)
LVIP Wellington Capital Growth Fund - Standard Class	11,113	(185,067)	(173,954)
LVIP Wellington SMID Cap Value Fund - Service Class	347,400	(921,984)	(574,584)
LVIP Wellington SMID Cap Value Fund - Standard Class	19,347	(19,638)	(291)
LVIP Western Asset Core Bond Fund - Service Class	6,185,845	(2,204,452)	3,981,393
LVIP Western Asset Core Bond Fund - Standard Class	312,608	(404,291)	(91,683)
Macquarie VIP Asset Strategy Series - Service Class	74,074	(147,004)	(72,930)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Macquarie VIP Asset Strategy Series - Standard Class	7,559	(58,948)	(51,389)
Macquarie VIP Emerging Markets Series - Service Class	598,972	(1,659,914)	(1,060,942)
Macquarie VIP Emerging Markets Series - Standard Class	16,229	(21,255)	(5,026)
Macquarie VIP Energy Series - Service Class	256,574	(520,539)	(263,965)
Macquarie VIP Energy Series - Standard Class	36,129	(41,910)	(5,781)
Macquarie VIP High Income Series - Service Class	378,356	(220,084)	158,272
Macquarie VIP High Income Series - Standard Class	159,305	(29,029)	130,276
Macquarie VIP International Core Equity Series - Standard Class	2,669	(54)	2,615
Macquarie VIP Mid Cap Growth Series - Service Class	159,944	(485,787)	(325,843)
Macquarie VIP Mid Cap Growth Series - Standard Class	24,120	(47,553)	(23,433)
Macquarie VIP Science and Technology Series - Service Class	178,612	(597,033)	(418,421)
Macquarie VIP Science and Technology Series - Standard Class	7,673	(10,740)	(3,067)
Macquarie VIP Small Cap Growth Series - Service Class	255,840	(139,061)	116,779
Macquarie VIP Small Cap Growth Series - Standard Class	34,416	(51,528)	(17,112)
Macquarie VIP Small Cap Value Series - Service Class	537,726	(1,460,810)	(923,084)
Macquarie VIP Small Cap Value Series - Standard Class	85,690	(76,692)	8,998
MFS® VIT Growth Series - Initial Class	12,707	(29,550)	(16,843)
MFS® VIT Growth Series - Service Class	593,390	(648,267)	(54,877)
MFS® VIT Total Return Series - Initial Class	17,321	(45,743)	(28,422)
MFS® VIT Total Return Series - Service Class	367,404	(624,811)	(257,407)
MFS® VIT Utilities Series - Initial Class	59,260	(35,104)	24,156
MFS® VIT Utilities Series - Service Class	409,139	(708,347)	(299,208)
MFS® VIT II Core Equity Portfolio - Service Class	36	(7,199)	(7,163)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	25,762	(13,959)	11,803
MFS® VIT II International Intrinsic Value Portfolio - Service Class	179,367	(253,627)	(74,260)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	8,234	(117,314)	(109,080)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	58,632	(700,657)	(642,025)
Morgan Stanley VIF Growth Portfolio - Class II	8,603	(16,164)	(7,561)
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	18,509	(69,249)	(50,740)
PIMCO VIT All Asset Portfolio - Advisor Class	47,220	(54,339)	(7,119)
PIMCO VIT All Asset Portfolio - Institutional Class	47,365	(3,611)	43,754
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	159,318	(548,360)	(389,042)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	6,356	(5,479)	877
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	14,435	(18,529)	(4,094)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	240	(2,490)	(2,250)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	7,130	(26,395)	(19,265)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	3	(905)	(902)
Putnam VT George Putnam Balanced Fund - Class IA	17,524	(53,732)	(36,208)
Putnam VT George Putnam Balanced Fund - Class IB	831,731	(453,846)	377,885
Putnam VT Global Health Care Fund - Class IA	24,147	(27,007)	(2,860)
Putnam VT Global Health Care Fund - Class IB	147,479	(207,900)	(60,421)
Putnam VT Income Fund - Class IA	13,145	(26,958)	(13,813)
Putnam VT Income Fund - Class IB	241,709	(194,254)	47,455
Putnam VT Large Cap Value Fund - Class IA	182,335	(99,350)	82,985
Putnam VT Large Cap Value Fund - Class IB	5,729,869	(720,621)	5,009,248
Putnam VT Sustainable Future Fund - Class IA	1,791	(1,791)	—
Putnam VT Sustainable Future Fund - Class IB	62,771	(13,962)	48,809
Putnam VT Sustainable Leaders Fund - Class IA	2,941	(4,375)	(1,434)
Putnam VT Sustainable Leaders Fund - Class IB	768,581	(74,927)	693,654
Templeton Foreign VIP Fund - Class 1	5,137	(9,627)	(4,490)
Templeton Foreign VIP Fund - Class 4	189982	-118985	70997
Templeton Global Bond VIP Fund - Class 1	48253	-114090	-65837
Templeton Global Bond VIP Fund - Class 2	1141637	-1159073	-17436
Templeton Global Bond VIP Fund - Class 4	624,245	(565,684)	58,561
Templeton Growth VIP Fund - Class 2	104,149	(178,622)	(74,473)
TOPS® Balanced ETF Portfolio - Service Class Shares	3,853	(25,519)	(21,666)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	11,183	(51,325)	(40,142)
VanEck VIP Global Resources Fund - Class S Shares	113,404	(187,876)	(74,472)
VanEck VIP Global Resources Fund - Initial Class Shares	10,800	(57,149)	(46,349)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	346,475	(260,338)	86,137
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	161,568	(151,816)	9,752

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)
The change in units outstanding for the year ended December 31, 2023, is as follows:

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
AB VPS Discovery Value Portfolio - Class A	3,502	(5,788)	(2,286)
AB VPS Discovery Value Portfolio - Class B	447,711	(756,248)	(308,537)
AB VPS Large Cap Growth Portfolio - Class B	20,419	(44,566)	(24,147)
AB VPS Sustainable Global Thematic Portfolio - Class B	56,431	(202,676)	(146,245)
ALPS Global Opportunity Portfolio - Class I	1,562	(1,940)	(378)
ALPS Global Opportunity Portfolio - Class III	18,679	(195,959)	(177,280)
ALPS/Alerian Energy Infrastructure Portfolio - Class I	76,663	(24,347)	52,316
ALPS/Alerian Energy Infrastructure Portfolio - Class III	305,910	(967,950)	(662,040)
American Funds Asset Allocation Fund - Class 1	4,887	(64,521)	(59,634)
American Funds Asset Allocation Fund - Class 1A	411,377	(297,304)	114,073
American Funds Asset Allocation Fund - Class 4	1,567,702	(2,373,736)	(806,034)
American Funds Capital Income Builder® - Class 1	279	(7,757)	(7,478)
American Funds Capital Income Builder® - Class 1A	39,694	(52,056)	(12,362)
American Funds Capital Income Builder® - Class 4	898,349	(828,235)	70,114
American Funds Capital World Bond Fund - Class 1	10,258	(24,223)	(13,965)
American Funds Capital World Bond Fund - Class 1A	21,564	(16,987)	4,577
American Funds Capital World Growth and Income Fund - Class 1	1,135	(5,434)	(4,299)
American Funds Capital World Growth and Income Fund - Class 1A	28,554	(33,714)	(5,160)
American Funds Global Balanced Fund - Class 1	26	(1,920)	(1,894)
American Funds Global Balanced Fund - Class 1A	6,065	(14,809)	(8,744)
American Funds Global Growth Fund - Class 1	2,033	(8,665)	(6,632)
American Funds Global Growth Fund - Class 1A	111,927	(104,871)	7,056
American Funds Global Growth Fund - Class 2	201,805	(866,410)	(664,605)
American Funds Global Growth Fund - Class 4	1,047,534	(831,881)	215,653
American Funds Global Small Capitalization Fund - Class 1	5,249	(5,748)	(499)
American Funds Global Small Capitalization Fund - Class 1A	40,282	(35,107)	5,175
American Funds Global Small Capitalization Fund - Class 2	339,716	(1,171,184)	(831,468)
American Funds Global Small Capitalization Fund - Class 4	615,735	(213,587)	402,148
American Funds Growth Fund - Class 1	13,752	(36,133)	(22,381)
American Funds Growth Fund - Class 1A	268,027	(259,906)	8,121
American Funds Growth Fund - Class 2	1,173,261	(3,128,392)	(1,955,131)
American Funds Growth Fund - Class 4	7,054,809	(5,356,670)	1,698,139
American Funds Growth-Income Fund - Class 1	1,117	(10,450)	(9,333)
American Funds Growth-Income Fund - Class 1A	221,281	(221,652)	(371)
American Funds Growth-Income Fund - Class 2	517,275	(5,008,407)	(4,491,132)
American Funds Growth-Income Fund - Class 4	2,149,943	(926,628)	1,223,315
American Funds High-Income Trust - Class 1	4,572	(14,861)	(10,289)
American Funds High-Income Trust - Class 1A	103,187	(13,531)	89,656
American Funds International Fund - Class 1	11,629	(9,242)	2,387
American Funds International Fund - Class 1A	109,385	(106,646)	2,739
American Funds International Fund - Class 2	562,508	(2,562,351)	(1,999,843)
American Funds International Fund - Class 4	686,871	(507,296)	179,575
American Funds International Growth and Income Fund - Class 1	1,404	(6,412)	(5,008)
American Funds International Growth and Income Fund - Class 1A	88,553	(68,268)	20,285
American Funds Managed Risk Asset Allocation Fund - Class P1	79,326	(66,941)	12,385
American Funds Managed Risk Asset Allocation Fund - Class P2	185,060	(896,772)	(711,712)
American Funds Managed Risk Growth Fund - Class P1	65,970	(35,610)	30,360
American Funds Managed Risk Growth-Income Fund - Class P1	11,094	(12,635)	(1,541)
American Funds Managed Risk International Fund - Class P1	25,781	(21,847)	3,934
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	12,040	(34,155)	(22,115)
American Funds Mortgage Fund - Class 1	10,792	(19,667)	(8,875)
American Funds Mortgage Fund - Class 1A	50,082	(33,636)	16,446
American Funds Mortgage Fund - Class 4	121,481	(174,778)	(53,297)
American Funds New World Fund® - Class 1	1,949	(25,447)	(23,498)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
American Funds New World Fund® - Class 1A	74,944	(43,978)	30,966
American Funds New World Fund® - Class 4	827,729	(347,707)	480,022
American Funds The Bond Fund of America - Class 1	46,154	(63,179)	(17,025)
American Funds The Bond Fund of America - Class 1A	561,036	(89,646)	471,390
American Funds U.S. Government Securities Fund - Class 1	3,549	(13,004)	(9,455)
American Funds U.S. Government Securities Fund - Class 1A	163,726	(88,311)	75,415
American Funds Washington Mutual Investors Fund - Class 1	3,212	(76,106)	(72,894)
American Funds Washington Mutual Investors Fund - Class 1A	213,358	(144,541)	68,817
American Funds Washington Mutual Investors Fund - Class 4	1,363,320	(583,904)	779,416
ClearBridge Variable Growth Portfolio - Class I	1,866	(4,933)	(3,067)
ClearBridge Variable Growth Portfolio - Class II	50,623	(220,446)	(169,823)
ClearBridge Variable Large Cap Growth Portfolio - Class I	110,003	(53,411)	56,592
ClearBridge Variable Large Cap Growth Portfolio - Class II	2,230,115	(1,244,344)	985,771
ClearBridge Variable Mid Cap Portfolio - Class I	41,770	(50,009)	(8,239)
ClearBridge Variable Mid Cap Portfolio - Class II	302,338	(339,583)	(37,245)
Columbia VP Commodity Strategy Fund - Class 1	28,173	(84,121)	(55,948)
Columbia VP Commodity Strategy Fund - Class 2	104,478	(694,064)	(589,586)
Columbia VP Emerging Markets Bond Fund - Class 1	55,054	(20,541)	34,513
Columbia VP Emerging Markets Bond Fund - Class 2	48,341	(64,990)	(16,649)
Columbia VP Strategic Income Fund - Class 1	45,682	(47,536)	(1,854)
Columbia VP Strategic Income Fund - Class 2	272,225	(318,844)	(46,619)
Delaware VIP® International Series - Standard Class	15	(322)	(307)
DWS Alternative Asset Allocation VIP Portfolio - Class A	5,271	(8,790)	(3,519)
DWS Alternative Asset Allocation VIP Portfolio - Class B	176,162	(479,795)	(303,633)
DWS Equity 500 Index VIP Portfolio - Class A	1,128	(23,069)	(21,941)
DWS Small Cap Index VIP Portfolio - Class A	1,097	(7,886)	(6,789)
Eaton Vance VT Floating-Rate Income Fund - ADV Class	208,727	(77,672)	131,055
Eaton Vance VT Floating-Rate Income Fund - Initial Class	2,340,717	(2,721,046)	(380,329)
Fidelity® VIP Balanced Portfolio - Initial Class	191,213	(107,316)	83,897
Fidelity® VIP Balanced Portfolio - Service Class 2	6,827,776	(977,588)	5,850,188
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	2,420	(2,420)	—
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	14,572	(495)	14,077
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	25,510	(2,865)	22,645
Fidelity® VIP Contrafund® Portfolio - Initial Class	92,327	(53,901)	38,426
Fidelity® VIP Contrafund® Portfolio - Service Class 2	4,342,006	(6,484,873)	(2,142,867)
Fidelity® VIP Financials Portfolio - Initial Class	8,075	(1,075)	7,000
Fidelity® VIP Financials Portfolio - Service Class 2	9,214	(2,455)	6,759
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	11,648	(12,437)	(789)
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	138,363	(246,093)	(107,730)
Fidelity® VIP Growth Portfolio - Initial Class	42,383	(66,587)	(24,204)
Fidelity® VIP Growth Portfolio - Service Class 2	4,339,461	(4,074,240)	265,221
Fidelity® VIP Mid Cap Portfolio - Initial Class	27,273	(57,627)	(30,354)
Fidelity® VIP Mid Cap Portfolio - Service Class 2	833,658	(1,153,595)	(319,937)
Fidelity® VIP Strategic Income Portfolio - Initial Class	183,472	(147,183)	36,289
Fidelity® VIP Strategic Income Portfolio - Service Class 2	942,805	(315,917)	626,888
Fidelity® VIP Technology Portfolio - Initial Class	52,633	(786)	51,847
Fidelity® VIP Technology Portfolio - Service Class 2	448,204	(5,578)	442,626
First Trust Capital Strength Hedged Equity Portfolio - Class I	233,985	(57,802)	176,183
First Trust Capital Strength Portfolio - Class I	3,209,113	(1,475,284)	1,733,829
First Trust Capital Strength Portfolio - Class II	27,771	(54,049)	(26,278)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	54,961	(170,787)	(115,826)
First Trust Dorsey Wright Tactical Core Portfolio - Class II	5,401	(26,674)	(21,273)
First Trust Growth Strength Portfolio - Class I	546,770	(32,352)	514,418
First Trust International Developed Capital Strength Portfolio - Class I	489,655	(120,292)	369,363
First Trust International Developed Capital Strength Portfolio - Class II	18,896	(14,370)	4,526
First Trust Multi Income Allocation Portfolio - Class I	42,307	(249,766)	(207,459)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
First Trust Multi Income Allocation Portfolio - Class II	629	(1)	628
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	886,354	(2,313,385)	(1,427,031)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	3,495	(13,576)	(10,081)
Franklin Allocation VIP Fund - Class 1	4,282	(4,282)	—
Franklin Allocation VIP Fund - Class 4	493,678	(196,933)	296,745
Franklin Income VIP Fund - Class 1	4,773	(15,738)	(10,965)
Franklin Income VIP Fund - Class 2	627,976	(2,105,167)	(1,477,191)
Franklin Income VIP Fund - Class 4	1,664,289	(1,011,080)	653,209
Franklin Multi-Asset Variable Conservative Growth - Class I	—	(41)	(41)
Franklin Multi-Asset Variable Conservative Growth - Class II	241,879	(120,601)	121,278
Franklin Mutual Shares VIP Fund - Class 1	205	(2,438)	(2,233)
Franklin Mutual Shares VIP Fund - Class 2	455,929	(3,145,093)	(2,689,164)
Franklin Mutual Shares VIP Fund - Class 4	418,088	(340,214)	77,874
Franklin Rising Dividends VIP Fund - Class 1	29,700	(34,648)	(4,948)
Franklin Rising Dividends VIP Fund - Class 4	611,987	(381,045)	230,942
Franklin Small Cap Value VIP Fund - Class 1	54,252	(82,068)	(27,816)
Franklin Small Cap Value VIP Fund - Class 4	394,713	(202,077)	192,636
Franklin Small-Mid Cap Growth VIP Fund - Class 1	38,508	(8,035)	30,473
Franklin Small-Mid Cap Growth VIP Fund - Class 4	184,836	(106,785)	78,051
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	42,612	(82,932)	(40,320)
Goldman Sachs VIT Government Money Market Fund - Service Shares	821,876	(1,189,485)	(367,609)
Goldman Sachs VIT Large Cap Value Fund - Service Shares	89,675	(345,034)	(255,359)
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	63,258	(42,378)	20,880
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	2,012	(7,943)	(5,931)
Guggenheim VT Long Short Equity	89,592	(86,100)	3,492
Guggenheim VT Multi-Hedge Strategies	113,446	(290,601)	(177,155)
Hartford Capital Appreciation HLS Fund - Class IA	6	—	6
Hartford Capital Appreciation HLS Fund - Class IC	37,471	(131,994)	(94,523)
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	14,669	(44,728)	(30,059)
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	194,612	(198,250)	(3,638)
Invesco V.I. American Franchise Fund - Series I Shares	283	(12,665)	(12,382)
Invesco V.I. American Franchise Fund - Series II Shares	473	(3,755)	(3,282)
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	21	(46,187)	(46,166)
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	29,685	(88,110)	(58,425)
Invesco V.I. Comstock Fund - Series I Shares	40,710	(55,310)	(14,600)
Invesco V.I. Comstock Fund - Series II Shares	297,093	(747,925)	(450,832)
Invesco V.I. Core Equity Fund - Series I Shares	5,265	(28,603)	(23,338)
Invesco V.I. Core Equity Fund - Series II Shares	2,269	(10,376)	(8,107)
Invesco V.I. Diversified Dividend Fund - Series I Shares	14,597	(33,773)	(19,176)
Invesco V.I. Diversified Dividend Fund - Series II Shares	126,545	(359,684)	(233,139)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	24,937	(172,084)	(147,147)
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	1,270,544	(1,834,071)	(563,527)
Invesco V.I. Equity and Income Fund - Series I Shares	4,864	(10,528)	(5,664)
Invesco V.I. Equity and Income Fund - Series II Shares	278,084	(156,055)	122,029
Invesco V.I. EQV International Equity Fund - Series I Shares	22,709	(64,018)	(41,309)
Invesco V.I. EQV International Equity Fund - Series II Shares	184,900	(406,128)	(221,228)
Invesco V.I. Global Fund - Series II Shares	10,033	(39,620)	(29,587)
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	76,150	(14,850)	61,300
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	355,896	(144,534)	211,362
Janus Henderson Balanced Portfolio - Service Shares	8,932	(64,228)	(55,296)
Janus Henderson Enterprise Portfolio - Service Shares	23,475	(15,922)	7,553
Janus Henderson Global Research Portfolio - Service Shares	3,453	(2,964)	489
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	20,465	(357,938)	(337,473)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	—	(33,779)	(33,779)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	4,491	(362,995)	(358,504)
Lincoln Hedged Nasdaq-100 Fund - Service Class	87,925	(107,476)	(19,551)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	49,627	(3,427)	46,200
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	4,723	(33,580)	(28,857)
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	57,270	(2,108)	55,162
Lincoln Hedged S&P 500 Conservative Fund - Service Class	374,554	(256,266)	118,288
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	162,718	(62,673)	100,045
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	107,407	(7,619)	99,788
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	197,987	(346,970)	(148,983)
Lincoln Hedged S&P 500 Fund - Service Class	200,830	(37,315)	163,515
Lincoln Hedged S&P 500 Fund 2 - Service Class	85,596	(10,343)	75,253
Lincoln Hedged S&P 500 Fund 3 - Service Class	136,092	(67,044)	69,048
Lincoln Hedged S&P 500 Fund 4 - Service Class	138,874	(71,151)	67,723
Lincoln Opportunistic Hedged Equity Fund - Service Class	25,460	—	25,460
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	562,804	(603,637)	(40,833)
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	295,988	(457,798)	(161,810)
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	12,976	(37,888)	(24,912)
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	2,116,307	(2,337,074)	(220,767)
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	701,573	(1,707,106)	(1,005,533)
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	74,890	(44,482)	30,408
LVIP American Balanced Allocation Fund - Service Class	864,253	(933,988)	(69,735)
LVIP American Balanced Allocation Fund - Standard Class	82,918	(72,521)	10,397
LVIP American Century Balanced Fund - Service Class	687,409	(789,125)	(101,716)
LVIP American Century Balanced Fund - Standard Class II	52,121	(21,066)	31,055
LVIP American Century Inflation Protection Fund - Service Class	—	(118)	(118)
LVIP American Century Large Company Value Fund - Service Class	1,095,608	(1,696,220)	(600,612)
LVIP American Century Large Company Value Fund - Standard Class II	108,570	(117,121)	(8,551)
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	1,044,625	(1,631,498)	(586,873)
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	63,768	(342,040)	(278,272)
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	16	(1,045)	(1,029)
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	116,533	(919,076)	(802,543)
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	134	(411)	(277)
LVIP American Global Growth Fund - Service Class II	343,139	(829,077)	(485,938)
LVIP American Global Small Capitalization Fund - Service Class II	124,199	(350,157)	(225,958)
LVIP American Growth Allocation Fund - Service Class	653,865	(602,577)	51,288
LVIP American Growth Allocation Fund - Standard Class	64,278	(32,706)	31,572
LVIP American Growth Fund - Service Class II	1,886,096	(2,059,448)	(173,352)
LVIP American Growth-Income Fund - Service Class II	1,929,082	(1,533,829)	395,253
LVIP American Income Allocation Fund - Standard Class	147	(9,332)	(9,185)
LVIP American International Fund - Service Class II	763,320	(1,581,476)	(818,156)
LVIP American Preservation Fund - Service Class	564,516	(877,171)	(312,655)
LVIP American Preservation Fund - Standard Class	996	(1,510)	(514)
LVIP Baron Growth Opportunities Fund - Service Class	650,544	(511,840)	138,704
LVIP Baron Growth Opportunities Fund - Standard Class	46,548	(29,072)	17,476
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	1,733,272	(5,492,359)	(3,759,087)
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	353	(1,184)	(831)
LVIP BlackRock Global Allocation Fund - Service Class	183,876	(5,002,666)	(4,818,790)
LVIP BlackRock Global Allocation Fund - Standard Class	61,340	(58,002)	3,338
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	242,235	(7,394,012)	(7,151,777)
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	148	(297)	(149)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	629,544	(2,816,034)	(2,186,490)
LVIP BlackRock Inflation Protected Bond Fund - Service Class	2,041,721	(8,778,755)	(6,737,034)
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	136,392	(546,877)	(410,485)
LVIP BlackRock Real Estate Fund - Service Class	422,370	(1,109,901)	(687,531)
LVIP BlackRock Real Estate Fund - Standard Class	45,967	(53,813)	(7,846)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	1,345,728	(3,024,397)	(1,678,669)
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	990,291	(5,574,599)	(4,584,308)
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	6,743	(18,157)	(11,414)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	556,197	(3,913,270)	(3,357,073)
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	27	(257)	(230)
LVIP Channing Small Cap Value Fund - Service Class	639,603	(73,168)	566,435
LVIP Channing Small Cap Value Fund - Standard Class	67,168	(8,016)	59,152
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	143,330	(4,279,711)	(4,136,381)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	—	(398)	(398)
LVIP Dimensional International Core Equity Fund - Service Class	862,566	(1,244,685)	(382,119)
LVIP Dimensional International Core Equity Fund - Standard Class	184,502	(178,255)	6,247
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	824,626	(5,307,260)	(4,482,634)
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	26,307	(33,545)	(7,238)
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	901,117	(587,201)	313,916
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	171,614	(131,769)	39,845
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	1,301,798	(817,643)	484,155
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	186,771	(165,889)	20,882
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	792,678	(3,861,399)	(3,068,721)
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	66,121	(32,831)	33,290
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	712,199	(3,358,432)	(2,646,233)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	—	(438)	(438)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	479,828	(7,671,665)	(7,191,837)
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	713	(5)	708
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	121,049	(1,437,490)	(1,316,441)
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	71,977	(109,443)	(37,466)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	101,924	(1,594,313)	(1,492,389)
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	103,127	(68,423)	34,704
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	321,855	(1,427,689)	(1,105,834)
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	57,633	(200,834)	(143,201)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	444,927	(727,995)	(283,068)
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	78,150	(218,154)	(140,004)
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	2,975,312	(856,835)	2,118,477
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	16,877	(32,560)	(15,683)
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	489,074	(5,830,212)	(5,341,138)
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	25,242	(7,682)	17,560
LVIP Global Growth Allocation Managed Risk Fund - Service Class	—	(41,302,970)	(41,302,970)
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	69,035	(65,389)	3,646
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	193,857	(31,731,747)	(31,537,890)
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	61,838	(156,260)	(94,422)
LVIP Government Money Market Fund - Service Class	39,673,884	(33,989,238)	5,684,646
LVIP Government Money Market Fund - Standard Class	2,311,212	(2,499,594)	(188,382)
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	487,785	(3,426,905)	(2,939,120)
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	122	(232)	(110)
LVIP JPMorgan Core Bond Fund - Service Class	8,942,615	(436,795)	8,505,820
LVIP JPMorgan Core Bond Fund - Standard Class	421,234	(126,431)	294,803
LVIP JPMorgan High Yield Fund - Service Class	1,370,999	(2,049,057)	(678,058)
LVIP JPMorgan High Yield Fund - Standard Class	129,399	(210,500)	(81,101)
LVIP JPMorgan Mid Cap Value Fund - Service Class	389,208	(10,076)	379,132
LVIP JPMorgan Mid Cap Value Fund - Standard Class	42,642	(593)	42,049
LVIP JPMorgan Retirement Income Fund - Service Class	328,166	(295,159)	33,007
LVIP JPMorgan Retirement Income Fund - Standard Class	40	(939)	(899)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	797,024	(3,255,621)	(2,458,597)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	184	(466)	(282)
LVIP JPMorgan Small Cap Core Fund - Service Class	667,557	(35,285)	632,272
LVIP JPMorgan Small Cap Core Fund - Standard Class	143,654	(2,596)	141,058
LVIP JPMorgan U.S. Equity Fund - Service Class	1,768,776	(23,741)	1,745,035
LVIP JPMorgan U.S. Equity Fund - Standard Class	34,994	(3,231)	31,763
LVIP Loomis Sayles Global Growth Fund - Service Class	232,883	(111,555)	121,328
LVIP Loomis Sayles Global Growth Fund - Standard Class	28,920	(18,377)	10,543

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP Macquarie Bond Fund - Service Class	18,045,688	(13,601,840)	4,443,848
LVIP Macquarie Bond Fund - Standard Class	218,456	(554,457)	(336,001)
LVIP Macquarie Diversified Floating Rate Fund - Service Class	3,045,959	(8,260,090)	(5,214,131)
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	147,501	(421,703)	(274,202)
LVIP Macquarie Diversified Income Fund - Service Class	4,700,963	(5,527,951)	(826,988)
LVIP Macquarie Diversified Income Fund - Standard Class	258,995	(144,352)	114,643
LVIP Macquarie High Yield Fund - Service Class	496,525	(377,432)	119,093
LVIP Macquarie High Yield Fund - Standard Class	68,515	(22,043)	46,472
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	2,437,407	(8,494,529)	(6,057,122)
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	163,846	(131,454)	32,392
LVIP Macquarie Mid Cap Value Fund - Service Class	515,884	(649,845)	(133,961)
LVIP Macquarie Mid Cap Value Fund - Standard Class	39,779	(86,564)	(46,785)
LVIP Macquarie SMID Cap Core Fund - Service Class	402,655	(297,179)	105,476
LVIP Macquarie SMID Cap Core Fund - Standard Class	27,644	(20,827)	6,817
LVIP Macquarie Social Awareness Fund - Service Class	153,739	(253,714)	(99,975)
LVIP Macquarie Social Awareness Fund - Standard Class	24,200	(17,685)	6,515
LVIP Macquarie U.S. Growth Fund - Service Class	203,579	(1,283,927)	(1,080,348)
LVIP Macquarie U.S. Growth Fund - Standard Class	12,366	(1,585)	10,781
LVIP Macquarie U.S. REIT Fund - Service Class	340,972	(528,346)	(187,374)
LVIP Macquarie U.S. REIT Fund - Standard Class	36,257	(44,203)	(7,946)
LVIP Macquarie Value Fund - Service Class	489,548	(997,314)	(507,766)
LVIP Macquarie Value Fund - Standard Class	12,355	(41,848)	(29,493)
LVIP Macquarie Wealth Builder Fund - Service Class	190,760	(224,427)	(33,667)
LVIP Macquarie Wealth Builder Fund - Standard Class	8,086	(18,487)	(10,401)
LVIP MFS International Growth Fund - Service Class	1,092,821	(1,487,505)	(394,684)
LVIP MFS International Growth Fund - Standard Class	21,250	(19,087)	2,163
LVIP MFS Value Fund - Service Class	1,498,309	(2,698,333)	(1,200,024)
LVIP MFS Value Fund - Standard Class	46,522	(103,738)	(57,216)
LVIP Mondrian Global Income Fund - Service Class	1,432,572	(3,308,986)	(1,876,414)
LVIP Mondrian Global Income Fund - Standard Class	15,157	(23,481)	(8,324)
LVIP Mondrian International Value Fund - Service Class	540,129	(2,252,633)	(1,712,504)
LVIP Mondrian International Value Fund - Standard Class	24,504	(44,647)	(20,143)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	553,739	(1,009,244)	(455,505)
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	—	(1,201)	(1,201)
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	1,430,533	(4,365,308)	(2,934,775)
LVIP PIMCO Low Duration Bond Fund - Service Class	8,096,259	(10,082,379)	(1,986,120)
LVIP PIMCO Low Duration Bond Fund - Standard Class	164,718	(233,185)	(68,467)
LVIP SSGA Bond Index Fund - Service Class	3,774,245	(4,383,752)	(609,507)
LVIP SSGA Bond Index Fund - Standard Class	497,068	(398,492)	98,576
LVIP SSGA Conservative Index Allocation Fund - Service Class	506,244	(745,539)	(239,295)
LVIP SSGA Conservative Index Allocation Fund - Standard Class	24,782	(37,862)	(13,080)
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	245,840	(237,163)	8,677
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	135,783	(72,062)	63,721
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	420,935	(4,738,109)	(4,317,174)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	36,742	(21,094)	15,648
LVIP SSGA International Index Fund - Service Class	971,377	(2,736,356)	(1,764,979)
LVIP SSGA International Index Fund - Standard Class	255,162	(182,398)	72,764
LVIP SSGA International Managed Volatility Fund - Service Class	404,414	(5,099,152)	(4,694,738)
LVIP SSGA International Managed Volatility Fund - Standard Class	560	(2,818)	(2,258)
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	1,225,355	(4,137,124)	(2,911,769)
LVIP SSGA Mid-Cap Index Fund - Service Class	1,437,253	(806,751)	630,502
LVIP SSGA Mid-Cap Index Fund - Standard Class	147,332	(72,059)	75,273
LVIP SSGA Moderate Index Allocation Fund - Service Class	1,392,512	(1,527,845)	(135,333)
LVIP SSGA Moderate Index Allocation Fund - Standard Class	7,472	(62,419)	(54,947)
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	1,302,415	(1,209,213)	93,202
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	12,405	(15,743)	(3,338)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
LVIP SSGA Nasdaq-100 Index Fund - Service Class	1,694,840	(360,917)	1,333,923
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	260,157	(72,934)	187,223
LVIP SSGA S&P 500 Index Fund - Service Class	4,334,167	(3,660,727)	673,440
LVIP SSGA S&P 500 Index Fund - Standard Class	638,394	(406,769)	231,625
LVIP SSGA Short-Term Bond Index Fund - Service Class	4,227,193	(3,496,914)	730,279
LVIP SSGA Short-Term Bond Index Fund - Standard Class	530,087	(240,268)	289,819
LVIP SSGA Small-Cap Index Fund - Service Class	1,989,799	(1,232,425)	757,374
LVIP SSGA Small-Cap Index Fund - Standard Class	251,833	(247,038)	4,795
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	3,089,557	(3,006,165)	83,392
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	930	(324)	606
LVIP Structured Conservative Allocation Fund - Service Class	133,918	(1,256,190)	(1,122,272)
LVIP Structured Conservative Allocation Fund - Standard Class	188	(20,124)	(19,936)
LVIP Structured Moderate Allocation Fund - Service Class	222,713	(4,209,203)	(3,986,490)
LVIP Structured Moderate Allocation Fund - Standard Class	89	(915)	(826)
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	220,145	(1,984,330)	(1,764,185)
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	32,857	(8,988)	23,869
LVIP T. Rowe Price 2020 Fund - Service Class	13,023	(29,010)	(15,987)
LVIP T. Rowe Price 2030 Fund - Service Class	52,062	(28,081)	23,981
LVIP T. Rowe Price 2040 Fund - Service Class	3,561	(18,721)	(15,160)
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	609,740	(509,231)	100,509
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	11,084	(19,433)	(8,349)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	1,493,015	(1,273,849)	219,166
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	9,508	(7,199)	2,309
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	4,218,712	(7,279,802)	(3,061,090)
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	2,958	(32,881)	(29,923)
LVIP Vanguard Bond Allocation Fund - Service Class	9,542,006	(2,600,437)	6,941,569
LVIP Vanguard Bond Allocation Fund - Standard Class	859,000	(346,331)	512,669
LVIP Vanguard Domestic Equity ETF Fund - Service Class	1,211,483	(1,249,650)	(38,167)
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	110,946	(100,544)	10,402
LVIP Vanguard International Equity ETF Fund - Service Class	1,638,648	(1,567,019)	71,629
LVIP Vanguard International Equity ETF Fund - Standard Class	179,536	(202,740)	(23,204)
LVIP Wellington Capital Growth Fund - Service Class	208,834	(1,587,866)	(1,379,032)
LVIP Wellington Capital Growth Fund - Standard Class	15,749	(23,531)	(7,782)
LVIP Wellington SMID Cap Value Fund - Service Class	569,364	(716,916)	(147,552)
LVIP Wellington SMID Cap Value Fund - Standard Class	49,252	(67,750)	(18,498)
LVIP Western Asset Core Bond Fund - Service Class	7,142,177	(2,266,973)	4,875,204
LVIP Western Asset Core Bond Fund - Standard Class	214,420	(213,132)	1,288
Macquarie VIP Asset Strategy Series - Service Class	70,540	(53,744)	16,796
Macquarie VIP Asset Strategy Series - Standard Class	1,381	(220)	1,161
Macquarie VIP Emerging Markets Series - Service Class	479,761	(1,404,879)	(925,118)
Macquarie VIP Emerging Markets Series - Standard Class	25,020	(50,124)	(25,104)
Macquarie VIP Energy Series - Service Class	2,011,524	(4,218,225)	(2,206,701)
Macquarie VIP Energy Series - Standard Class	61,405	(60,582)	823
Macquarie VIP High Income Series - Service Class	261,872	(351,300)	(89,428)
Macquarie VIP High Income Series - Standard Class	86,664	(20,550)	66,114
Macquarie VIP Mid Cap Growth Series - Service Class	444,266	(241,735)	202,531
Macquarie VIP Mid Cap Growth Series - Standard Class	26,123	(43,936)	(17,813)
Macquarie VIP Science and Technology Series - Service Class	380,749	(415,906)	(35,157)
Macquarie VIP Science and Technology Series - Standard Class	31,892	(18,129)	13,763
Macquarie VIP Small Cap Growth Series - Service Class	258,447	(106,917)	151,530
Macquarie VIP Small Cap Growth Series - Standard Class	7,244	(3,432)	3,812
Macquarie VIP Small Cap Value Series - Service Class	1,297,870	(1,031,565)	266,305
Macquarie VIP Small Cap Value Series - Standard Class	32,393	(54,166)	(21,773)
MFS® VIT Growth Series - Initial Class	9,380	(44,474)	(35,094)
MFS® VIT Growth Series - Service Class	223,558	(738,475)	(514,917)
MFS® VIT Total Return Series - Initial Class	15,136	(22,799)	(7,663)

Lincoln Life Variable Annuity Account N
Notes to financial statements (continued)
6. Changes in Units Outstanding (continued)

Subaccount	Units Issued	Units Redeemed	Net Increase (Decrease)
MFS® VIT Total Return Series - Service Class	425,911	(491,135)	(65,224)
MFS® VIT Utilities Series - Initial Class	45,251	(33,215)	12,036
MFS® VIT Utilities Series - Service Class	381,661	(875,506)	(493,845)
MFS® VIT II Core Equity Portfolio - Service Class	1,854	(9,645)	(7,791)
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	44,816	(62,196)	(17,380)
MFS® VIT II International Intrinsic Value Portfolio - Service Class	164,302	(440,818)	(276,516)
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	13,351	(2,694)	10,657
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	129,369	(352,476)	(223,107)
Morgan Stanley VIF Growth Portfolio - Class II	17,366	(15,709)	1,657
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	24,181	(65,934)	(41,753)
PIMCO VIT All Asset Portfolio - Advisor Class	237,518	(353,427)	(115,909)
PIMCO VIT All Asset Portfolio - Institutional Class	35,435	(1,572)	33,863
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	383,128	(881,514)	(498,386)
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	12,057	(15,528)	(3,471)
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	14,213	(72,997)	(58,784)
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	3,332	(3,567)	(235)
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	6,939	(11,794)	(4,855)
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	11,986	(12,055)	(69)
Putnam VT George Putnam Balanced Fund - Class IA	8,632	(4,117)	4,515
Putnam VT George Putnam Balanced Fund - Class IB	516,212	(678,983)	(162,771)
Putnam VT Global Health Care Fund - Class IA	36,009	(29,259)	6,750
Putnam VT Global Health Care Fund - Class IB	194,851	(242,603)	(47,752)
Putnam VT Income Fund - Class IA	14,811	(7,702)	7,109
Putnam VT Income Fund - Class IB	85,768	(187,482)	(101,714)
Putnam VT Large Cap Value Fund - Class IA	175,697	(203,400)	(27,703)
Putnam VT Large Cap Value Fund - Class IB	2,498,649	(1,585,088)	913,561
Putnam VT Multi-Asset Absolute Return Fund - Class IA	5	(15,856)	(15,851)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	48,441	(356,869)	(308,428)
Putnam VT Sustainable Future Fund - Class IB	21,214	(11,763)	9,451
Putnam VT Sustainable Leaders Fund - Class IA	16,791	(211)	16,580
Putnam VT Sustainable Leaders Fund - Class IB	57,081	(5,580)	51,501
Templeton Foreign VIP Fund - Class 1	10,565	(7,521)	3,044
Templeton Foreign VIP Fund - Class 4	285,288	(163,473)	121,815
Templeton Global Bond VIP Fund - Class 1	67,060	(82,101)	(15,041)
Templeton Global Bond VIP Fund - Class 2	468,192	(1,216,506)	(748,314)
Templeton Global Bond VIP Fund - Class 4	167,549	(288,389)	(120,840)
Templeton Growth VIP Fund - Class 2	96,878	(169,728)	(72,850)
TOPS® Balanced ETF Portfolio - Service Class Shares	510	(848)	(338)
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	5,331	(56,456)	(51,125)
VanEck VIP Global Resources Fund - Class S Shares	347,700	(905,527)	(557,827)
VanEck VIP Global Resources Fund - Initial Class Shares	25,153	(18,756)	6,397
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	291,829	(306,420)	(14,591)
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	136,097	(33,887)	102,210
7. Subsequent Events
Management evaluated subsequent events through the date at which the Variable Account’s financial statements were available to be issued and determined there were no additional matters to be disclosed.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of The Lincoln National Life Insurance Company and Contract Owners of Lincoln Life Variable Annuity Account N

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the subaccounts listed in the Appendix that comprise Lincoln Life Variable Annuity Account N (“Variable Account”), as of December 31, 2024, the related statements of operations and the statements of changes in net assets for each of the periods indicated in the Appendix, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2024, the results of its operations and changes in its net assets for each of the periods indicated in the Appendix, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Variable Account’s management. Our responsibility is to express an opinion on each of the subaccounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Variable Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the fund companies or their transfer agents, as applicable. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Variable Account’s auditor since 1998.
Philadelphia, Pennsylvania
April 9, 2025

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
AB VPS Discovery Value Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Discovery Value Portfolio - Class B	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Large Cap Growth Portfolio - Class B	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
AB VPS Sustainable Global Thematic Portfolio - Class B	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ALPS Global Opportunity Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ALPS Global Opportunity Portfolio - Class III	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ALPS/Alerian Energy Infrastructure Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ALPS/Alerian Energy Infrastructure Portfolio - Class III	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Asset Allocation Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Asset Allocation Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Asset Allocation Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital Income Builder® - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital Income Builder® - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital Income Builder® - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital World Bond Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital World Bond Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital World Growth and Income Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Capital World Growth and Income Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Balanced Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Balanced Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Growth Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Global Small Capitalization Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Global Small Capitalization Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Growth-Income Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds High-Income Trust - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds High-Income Trust - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Growth and Income Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds International Growth and Income Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Managed Risk Asset Allocation Fund - Class P1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Managed Risk Asset Allocation Fund - Class P2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Managed Risk Growth Fund - Class P1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Managed Risk Growth-Income Fund - Class P1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
American Funds Managed Risk International Fund - Class P1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Managed Risk Washington Mutual Investors Fund - Class P1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Mortgage Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Mortgage Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Mortgage Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds New World Fund® - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds New World Fund® - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds New World Fund® - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The Bond Fund of America - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds The Bond Fund of America - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds U.S. Government Securities Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds U.S. Government Securities Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Washington Mutual Investors Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Washington Mutual Investors Fund - Class 1A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
American Funds Washington Mutual Investors Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Growth Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Growth Portfolio - Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Large Cap Growth Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Large Cap Growth Portfolio - Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Mid Cap Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
ClearBridge Variable Mid Cap Portfolio - Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia VP Commodity Strategy Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia VP Commodity Strategy Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia VP Emerging Markets Bond Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Columbia VP Emerging Markets Bond Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia VP Strategic Income Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Columbia VP Strategic Income Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Delaware VIP® International Series - Standard Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
DWS Alternative Asset Allocation VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Alternative Asset Allocation VIP Portfolio - Class B	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Equity 500 Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
DWS Small Cap Index VIP Portfolio - Class A	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance VT Floating-Rate Income Fund - ADV Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Eaton Vance VT Floating-Rate Income Fund - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Balanced Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Balanced Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Consumer Discretionary Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from October 2, 2023 (commencement of operations) through December 31, 2023.
Fidelity® VIP Consumer Discretionary Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 1, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Consumer Staples Portfolio - Initial Class	As of December 31, 2024	For the period from February 8, 2024 through December 31, 2024	For the period from February 8, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Consumer Staples Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 1, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Contrafund® Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class	As of December 31, 2024	For the period from June 24, 2024 through December 31, 2024	For the period from June 24, 2024 (commencement of operations) through December 31, 2024
Fidelity® VIP Contrafund® Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Financials Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from December 4, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Financials Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 1, 2023 (commencement of operations) through December 31, 2023

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Fidelity® VIP FundsManager® 50% Portfolio - Investor Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP FundsManager® 50% Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Growth Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Mid Cap Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Strategic Income Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Strategic Income Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Fidelity® VIP Technology Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from August 29, 2023 (commencement of operations) through December 31, 2023
Fidelity® VIP Technology Portfolio - Service Class 2	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 1, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Hedged Equity Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from September 5, 2023 (commencement of operations) through December 31, 2023
First Trust Capital Strength Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
First Trust Capital Strength Portfolio - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
First Trust Dorsey Wright Tactical Core Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
First Trust Dorsey Wright Tactical Core Portfolio - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
First Trust Growth Strength Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 30, 2023 (commencement of operations) through December 31, 2023
First Trust International Developed Capital Strength Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
First Trust International Developed Capital Strength Portfolio - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
First Trust Multi Income Allocation Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
First Trust Multi Income Allocation Portfolio - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
First Trust/Dow Jones Dividend & Income Allocation Portfolio - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Franklin Allocation VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Allocation VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Income VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Multi-Asset Variable Conservative Growth - Class I	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Multi-Asset Variable Conservative Growth - Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Mutual Shares VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Rising Dividends VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Rising Dividends VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small Cap Value VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small Cap Value VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small-Mid Cap Growth VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Franklin Small-Mid Cap Growth VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs VIT Government Money Market Fund - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs VIT Government Money Market Fund - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs VIT Large Cap Value Fund - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Advisor Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Goldman Sachs VIT Multi-Strategy Alternatives Portfolio - Institutional Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Guggenheim VT Long Short Equity	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Guggenheim VT Multi-Hedge Strategies	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Capital Appreciation HLS Fund - Class IA	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Hartford Capital Appreciation HLS Fund - Class IC	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Oppenheimer V.I. International Growth Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco Oppenheimer V.I. International Growth Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. American Franchise Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. American Franchise Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Balanced-Risk Allocation Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Balanced-Risk Allocation Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Comstock Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Comstock Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Core Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Core Equity Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Diversified Dividend Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Diversified Dividend Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Equally-Weighted S&P 500 Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Equity and Income Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Equity and Income Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. EQV International Equity Fund - Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. EQV International Equity Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Global Fund - Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Invesco V.I. Main Street Small Cap Fund®- Series I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Invesco V.I. Main Street Small Cap Fund®- Series II Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Balanced Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Enterprise Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Janus Henderson Global Research Portfolio - Service Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
JPMorgan Insurance Trust Global Allocation Portfolio - Class 2	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
JPMorgan Insurance Trust Income Builder Portfolio - Class 1	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
JPMorgan Insurance Trust Income Builder Portfolio - Class 2	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
Lincoln Hedged Nasdaq-100 Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lincoln Hedged Nasdaq-100 Fund - Standard Class	As of December 31, 2024	For the period from July 26, 2024 through December 31, 2024	For the period from July 26, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Hedged Nasdaq-100 Fund 3 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Hedged Nasdaq-100 Fund 4 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Hedged S&P 500 Conservative Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lincoln Hedged S&P 500 Conservative Fund - Standard Class	As of December 31, 2024	For the period from August 23, 2024 through December 31, 2024	For the period from August 23, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Hedged S&P 500 Conservative Fund 3 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Hedged S&P 500 Conservative Fund 4 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Lincoln Hedged S&P 500 Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lincoln Hedged S&P 500 Fund - Standard Class	As of December 31, 2024	For the period from September 12, 2024 through December 31, 2024	For the period from September 12, 2024 (commencement of operations) through December 31, 2024
Lincoln Hedged S&P 500 Fund 2 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Hedged S&P 500 Fund 3 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Hedged S&P 500 Fund 4 - Service Class	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Lincoln Opportunistic Hedged Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from December 22, 2023 (commencement of operations) through December 31, 2023
Lincoln Opportunistic Hedged Equity Fund - Standard Class	As of December 31, 2024	For the period from September 24, 2024 through December 31, 2024	For the period from September 24, 2024 (commencement of operations) through December 31, 2024
Lord Abbett Series Fund Bond Debenture Portfolio - Class VC	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Series Fund Developing Growth Portfolio - Class VC	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Series Fund Fundamental Equity Portfolio - Class VC	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Lord Abbett Series Fund Short Duration Income Portfolio - Class VC	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP AllianceBernstein Large Cap Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP AllianceBernstein Large Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Balanced Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Balanced Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Balanced Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Balanced Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Capital Appreciation Fund - Service Class	As of December 31, 2024	For the period from July 9, 2024 through December 31, 2024	For the period from July 9, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Capital Appreciation Fund - Standard Class II	As of December 31, 2024	For the period from June 10, 2024 through December 31, 2024	For the period from June 10, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Disciplined Core Value Fund - Service Class	As of December 31, 2024	For the period from June 24, 2024 through December 31, 2024	For the period from June 24, 2024 (commencement of operations) through December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP American Century Disciplined Core Value Fund - Standard Class II	As of December 31, 2024	For the period from October 24, 2024 through December 31, 2024	For the period from October 24, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Inflation Protection Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Inflation Protection Fund - Standard Class II	As of December 31, 2024	For the period from July 16, 2024 through December 31, 2024	For the period from July 16, 2024 (commencement of operations) through December 31, 2024
LVIP American Century International Fund - Service Class	As of December 31, 2024	For the period from June 7, 2024 through December 31, 2024	For the period from June 7, 2024 (commencement of operations) through December 31, 2024
LVIP American Century International Fund - Standard Class II	As of December 31, 2024	For the period from July 16, 2024 through December 31, 2024	For the period from July 16, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Large Company Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Large Company Value Fund - Standard Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Mid Cap Value Fund - Service Class	As of December 31, 2024	For the period from May 30, 2024 through December 31, 2024	For the period from May 30, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Mid Cap Value Fund - Standard Class II	As of December 31, 2024	For the period from May 30, 2024 through December 31, 2024	For the period from May 30, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Century Ultra Fund - Service Class	As of December 31, 2024	For the period from May 28, 2024 through December 31, 2024	For the period from May 28, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Ultra Fund - Standard Class	As of December 31, 2024	For the period from August 9, 2024 through December 31, 2024	For the period from August 9, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Ultra Fund - Standard Class II	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the period from August 1, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Value Fund - Service Class	As of December 31, 2024	For the period from June 20, 2024 through December 31, 2024	For the period from June 20, 2024 (commencement of operations) through December 31, 2024
LVIP American Century Value Fund - Standard Class II	As of December 31, 2024	For the period from July 17, 2024 through December 31, 2024	For the period from July 17, 2024 (commencement of operations) through December 31, 2024
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Global Growth Fund - Service Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Global Small Capitalization Fund - Service Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Growth Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Growth Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Growth Fund - Service Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP American Growth-Income Fund - Service Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Income Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American International Fund - Service Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Preservation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP American Preservation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Baron Growth Opportunities Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Inflation Protected Bond Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Inflation Protected Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Real Estate Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock Real Estate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the period from January 4, 2024 through December 31, 2024	For the period from January 4, 2024 (commencement of operations) through December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Mid Cap Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Blended Mid Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Channing Small Cap Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Channing Small Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Core Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Core Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Equity Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional International Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 17, 2023 (commencement of operations) through December 31, 2023
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor International Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor International Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Conservative Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Global Moderate Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Government Money Market Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Government Money Market Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Core Bond Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Core Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan High Yield Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Mid Cap Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 26, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan Mid Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from November 7, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan Retirement Income Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Retirement Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP JPMorgan Small Cap Core Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 24, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan Small Cap Core Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from July 12, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan U.S. Equity Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from May 26, 2023 (commencement of operations) through December 31, 2023
LVIP JPMorgan U.S. Equity Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from June 29, 2023 (commencement of operations) through December 31, 2023
LVIP Loomis Sayles Global Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Loomis Sayles Global Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Bond Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Floating Rate Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Floating Rate Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie High Yield Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Limited-Term Diversified Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Mid Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie SMID Cap Core Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie SMID Cap Core Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Social Awareness Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Macquarie U.S. Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie U.S. REIT Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Wealth Builder Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Macquarie Wealth Builder Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS International Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS International Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP MFS Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian Global Income Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian Global Income Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Mondrian International Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Multi-Manager Global Equity Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Multi-Manager Global Equity Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Multi-Manager International Equity Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP PIMCO Low Duration Bond Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP PIMCO Low Duration Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Conservative Index Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Conservative Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA Emerging Markets Equity Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Emerging Markets Equity Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Global Tactical Allocation Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA International Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Large Cap Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Mid-Cap Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Mid-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderate Index Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderate Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderately Aggressive Index Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Moderately Aggressive Index Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Nasdaq-100 Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Nasdaq-100 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA S&P 500 Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Short-Term Bond Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Short-Term Bond Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA Small-Cap Index Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP SSGA SMID Cap Managed Volatility Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP SSGA SMID Cap Managed Volatility Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Conservative Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Conservative Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderate Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderate Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderately Aggressive Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Structured Moderately Aggressive Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2020 Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2030 Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price 2040 Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP T. Rowe Price Structured Mid-Cap Growth Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP U.S. Growth Allocation Managed Risk Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP U.S. Growth Allocation Managed Risk Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Bond Allocation Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Bond Allocation Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Domestic Equity ETF Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard Domestic Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard International Equity ETF Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Vanguard International Equity ETF Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Wellington Capital Growth Fund - Service Class	N/A - the fund merged into LVIP American Century Ultra Fund - Service Class during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund merged into LVIP American Century Ultra Fund - Service Class during 2024)

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
LVIP Wellington Capital Growth Fund - Standard Class	N/A - the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund merged into LVIP American Century Ultra Fund - Standard Class during 2024)
LVIP Wellington SMID Cap Value Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Wellington SMID Cap Value Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Western Asset Core Bond Fund - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
LVIP Western Asset Core Bond Fund - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Asset Strategy Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Asset Strategy Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Emerging Markets Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Emerging Markets Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Energy Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Energy Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP High Income Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP High Income Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP International Core Equity Series - Standard Class	As of December 31, 2024	For the period from April 26, 2024 through December 31, 2024	For the period from April 26, 2024 (commencement of operations) through December 31, 2024
Macquarie VIP Mid Cap Growth Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Mid Cap Growth Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Science and Technology Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Science and Technology Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Growth Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Growth Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Value Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Macquarie VIP Small Cap Value Series - Standard Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Growth Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Growth Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
MFS® VIT Total Return Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Total Return Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT Utilities Series - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT II Core Equity Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT II International Intrinsic Value Portfolio - Initial Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
MFS® VIT II International Intrinsic Value Portfolio - Service Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Morgan Stanley VIF Global Infrastructure Portfolio - Class I	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Morgan Stanley VIF Global Infrastructure Portfolio - Class II	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024 (the fund ceased to be available as an investment option to Variable Account contract owners during 2024)
Morgan Stanley VIF Growth Portfolio - Class II	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Neuberger Berman AMT Mid Cap Intrinsic Value Portfolio - I Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT All Asset Portfolio - Advisor Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT All Asset Portfolio - Institutional Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Advisor Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT CommodityRealReturn® Strategy Portfolio - Institutional Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Dynamic Bond Portfolio - Advisor Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Dynamic Bond Portfolio - Institutional Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Emerging Markets Bond Portfolio - Advisor Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
PIMCO VIT Emerging Markets Bond Portfolio - Institutional Class	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT George Putnam Balanced Fund - Class IA	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT George Putnam Balanced Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Global Health Care Fund - Class IA	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Global Health Care Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024

Subaccount	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets
Putnam VT Income Fund - Class IA	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Income Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Large Cap Value Fund - Class IA	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Large Cap Value Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Multi-Asset Absolute Return Fund - Class IA	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
Putnam VT Multi-Asset Absolute Return Fund - Class IB	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	N/A - the fund ceased to be available as an investment option to Variable Account contract owners during 2023	For the year ended December 31, 2023 (the fund ceased to be available as an investment option to Variable Account contract owners during 2023)
Putnam VT Sustainable Future Fund - Class IA	Available fund with no money invested at December 31, 2024	For the year ended December 31, 2024	For the period from March 20, 2024 (commencement of operations) through December 31, 2024
Putnam VT Sustainable Future Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Putnam VT Sustainable Leaders Fund - Class IA	As of December 31, 2024	For the year ended December 31, 2024	For the year ended December 31, 2024 and the period from October 19, 2023 (commencement of operations) through December 31, 2023
Putnam VT Sustainable Leaders Fund - Class IB	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Foreign VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 1	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Global Bond VIP Fund - Class 4	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Templeton Growth VIP Fund - Class 2	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Balanced ETF Portfolio - Service Class Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
TOPS® Moderate Growth ETF Portfolio - Service Class Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
VanEck VIP Global Resources Fund - Class S Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
VanEck VIP Global Resources Fund - Initial Class Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class A Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024
Virtus Newfleet Multi-Sector Intermediate Bond Series - Class I Shares	As of December 31, 2024	For the year ended December 31, 2024	For each of the two years in the period ended December 31, 2024